UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:

Caroline Kraus, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2022

Fundamental Equity Growth Funds
Concentrated Growth
Flexible Cap
Large Cap Core*
Mid Cap Growth**
Small Cap Growth
Small/Mid Cap Growth
Strategic Growth
Technology Opportunities
U.S. Equity ESG

*	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.

**	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.

Goldman Sachs Fundamental Equity Growth Funds

∎	CONCENTRATED GROWTH

∎	FLEXIBLE CAP

∎	LARGE CAP CORE

∎	MID CAP GROWTH

∎	SMALL CAP GROWTH

∎	SMALL/MID CAP GROWTH

∎	STRATEGIC GROWTH

∎	TECHNOLOGY OPPORTUNITIES

∎	U.S. EQUITY ESG

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Fundamental Equity Growth Funds

Market Review

Overall, U.S. equities struggled during the 12 months ended August 31, 2022 (the “Reporting Period”). The Standard & Poor’s® 500 Index (the “S&P 500 Index”) ended the Reporting Period with a return of -11.23%. The Russell 3000® Index generated a return of -13.28%. Persistent supply-chain disruptions, shifting U.S. Federal Reserve (“Fed”) policy, heightened inflation levels, COVID-19 pandemic overhangs and ongoing war between Russia and Ukraine were the primary concerns pressuring the U.S. equity markets during the Reporting Period.

As the Reporting Period began in September 2021, the S&P 500 Index saw its first decline since January 2021 and its worst month since September 2020. Focus centered around Fed tapering, complex legislative negotiations, persistent supply-chain disruptions, spread of the COVID-19 Delta variant, global risk events, rising energy costs and the rapid uptick in U.S. Treasury yields.

During the fourth quarter of 2021, the S&P 500 Index increased in October, fell in November and increased in December. The third quarter corporate earnings season propelled a U.S. equity market rally in October, with retail earnings upside surprises and hints of easing supply-chain constraints supporting the market’s upward trajectory into early November. Later in November, a $1 trillion infrastructure bill was signed into law, and Fed Chair Powell was appointed for a second term, bringing clarity to the Fed’s leadership. However, renewed concerns around COVID-19 developments pressured U.S. equities, with the emergence of the more contagious Omicron variant triggering a sell-off. Persistently high inflation also weighed on market sentiment. In December, the S&P 500 Index rebounded despite record COVID-19 case counts in many population centers in the U.S., as studies showed the variant was generally accompanied by milder symptoms than previous variants. Positive seasonality and the so-called “Santa Rally” also lifted the S&P 500 Index towards the end of the month. The Fed walked back its use of “transitory” in describing the inflationary environment and announced it would double its pace of asset purchase tapering and indicated potential interest rate hikes in 2022.

During the first quarter of 2022, the S&P 500 Index fell, marking its first quarterly decline since the first quarter of 2020. Among the major economic and geopolitical developments were the dramatic repricing of the Fed interest rate hike path and accelerated expectations for a more aggressive balance sheet runoff phase due to concerns about elevated and persistent inflation pressures. The hawkish Fed policy shift drove a large increase in bond yields, and U.S. Treasuries suffered one of their worst quarters on record. (Hawkish suggest higher interest rates; opposite of dovish.) COVID-19, and more specifically, the Omicron variant, was still an overhang, with resurgent cases bringing back supply-chain issues and worker shortages. Amid this backdrop, dampened corporate earnings momentum played into the bearish narrative for the U.S. equities markets. (Bearish refers to an expected downward movement in the prices of securities.) Growth equities meaningfully lagged value equities as a potential by-product of anticipated higher interest rates in the near term.

The S&P 500 Index fell more dramatically in the second quarter of 2022, as inflation, the Fed’s policy response and recession worries were at the core of investors’ narratives, resulting in a broad risk-off, or heightened risk aversion, atmosphere. Geopolitical overhang also remained a concern, as it affected energy prices, leading to low consumer sentiment and potentially changing consumer spending trends. On the other hand, equity inflows, buyback strength, insider buying, resilient consumer spending and some hints of cooling in the labor market were seen by the consensus as tailwinds. In late May/early June 2022, it remained unclear whether a rebound seen in the U.S. equity markets from the May 20, 2022 year-to-date low represented the start of a recovery or a bear-market rally. This question was quickly answered later in the month after the release of a higher than consensus expected May Consumer Price Index report, which sent the S&P 500 Index to a new year-to-date low. Moreover, following a 25 basis point hike in March 2022 and a 50 basis point increase in May 2022, the Fed agreed to a 75 basis point interest rate hike during its June 2022 meeting, wherein Fed Chair Powell asserted the Fed’s unconditional commitment to price stability with a policy response evolving based on incoming data. (A basis point is 1/100th of a percentage point.) At the end of the quarter, investors were looking ahead to the second quarter corporate earnings reporting season with some caution, as input price pressures and consumption trends factored into analyst arguments for downward revisions to earnings estimates.

In July 2022, U.S. equities rallied strongly, posting its largest monthly gain since November 2020 even as the Fed delivered another 75 basis point interest rate hike and Fed Chair Powell reiterated the central bank’s commitment to bringing inflation back to its target around 2%. Despite fears about aggressive monetary policy tightening and indications the U.S. economy had contracted for a second consecutive quarter, stocks advanced amid mostly better than consensus expected corporate earnings and a

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MARKET REVIEW

decline in mid- to longer-term inflation expectations. U.S. equities continued to rally through mid-August 2022 driven by softer U.S. inflation readings and strong labor market data. However, the S&P 500 Index gave up its gains in the second half of the month on the back of hawkish Fed commentary. Business and consumer confidence remained depressed, pointing toward persistent weakness in economic activity. However, the U.S. labor market added 315,000 jobs in August. While the U.S. unemployment rate inched up from 3.5% to 3.7%, it was largely driven by a higher participation rate, i.e. increased labor supply rather than weaker labor demand. Nonetheless, given the moderating but elevated inflation, the Fed continued to signal further monetary tightening, which hurt the U.S. equity market in the latter half of August. In his speech at Jackson Hole, Fed Chair Powell reiterated that restoring price stability would likely require maintaining a restrictive policy stance for some time.

For the Reporting Period overall, only three of the 11 sectors of the S&P 500 Index posted absolute gains, led by the energy sector. Following at some distance were utilities and consumer staples, which also generated positive returns during the Reporting Period. On a relative basis, the weakest performing sectors in the S&P 500 Index were communication services, consumer discretionary and information technology.

Within the U.S. equity market, all capitalization segments generated negative absolute returns during the Reporting Period, but small-cap stocks, as measured by the Russell 2000® Index, were weakest, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then large-cap stocks, as measured by the Russell 1000® Index. From a style perspective, for the second consecutive 12-month period, value stocks meaningfully outperformed growth stocks on a relative basis across the capitalization spectrum during the Reporting Period. (All as measured by the FTSE Russell indices.)

Looking Ahead

At the end of the Reporting Period, we remained optimistic about the overall strength of the U.S. economy yet vigilant as we navigate anticipated U.S. equity market volatility ahead as the Fed’s hawkish stance, elevated inflation, high commodities prices, China’s economic growth slowdown, the U.S.’ resilient labor market and COVID-19 overhangs remain key factors to watch. While fears of a deep recession have waned, there remains the risk the Fed could overtighten monetary policy, and we do expect economic growth to slow in the U.S. through the end of 2022 and into 2023. Further, given higher oil and gas prices, strength in shelter inflation (inclusive of rent and lodging away from home) and potential COVID-19-related supply disruptions from China, we expect inflation to remain elevated in the near term but then to moderate gradually toward the end of the year. We expect the Fed’s monetary policy to continue to tighten to anchor inflation expectations. Finally, geopolitical uncertainties remain elevated. While uncertainty dominates, we believe some of this had already been priced into the U.S. equity market, as valuations, in our view, were more reasonable at the end of the Reporting Period than at the start of 2022. Amid this backdrop, we intend to stay true, as always, to our quality-first investment approach as we continue to seek to invest in businesses with healthy balance sheets, relatively stable cash flow generation and differentiated business models aligned to secular advantages. We continue to test our strategies and re-evaluate our assumptions with increasing information, staying focused on the long-term investment horizon.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fundamental Equity Growth Funds own and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

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PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Portfolio Composition

The Fund seeks to achieve its investment objective of seeking long-term growth of capital by investing, under normal circumstances, in U.S. equity investments selected for their potential to achieve capital appreciation over the long term. The Fund typically holds 30-40 companies that are considered by the Investment Adviser to be positioned for long-term growth. The Fund may invest in securities of companies of any capitalization. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may also invest up to 10% of its total assets in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Concentrated Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -26.54%, -27.13%, -26.32%, -26.35%, -26.31%, -26.72% and -26.32%, respectively. These returns compare to the -19.06% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Russell Index on a relative basis during the Reporting Period due primarily to stock selection overall. Sector allocation as a whole also detracted, albeit more modestly, from relative performance during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that detracted most from the Fund’s relative performance during the Reporting Period were communication services, consumer discretionary and information technology, wherein stock selection in each proved challenging. Sector allocation positioning in communication services also hurt. Only partially offsetting these detractors was effective stock selection in health care and real estate — the only two sectors to contribute positively to the Fund’s relative results during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Those stocks detracting most from the Fund’s results relative to the Russell Index were Snap, PayPal Holdings and Affirm Holdings.

Snap is a social media and camera company that develops and provides applications and products for communication. A broader impact of supply-chain shortages and Apple’s IDFA erosion weighed on advertiser demand, ultimately driving Snap’s quarterly earnings results lower. (The Identifier for Advertisers (“IDFA”) is a random device identifier assigned by Apple to a user’s device. Advertisers use this to track data so they can deliver customized advertising. The IDFA is used for tracking and identifying a user without revealing personal information.) Then, after issuing guidance that contradicted previous revenue and profit targets in May 2022, the company’s stock suffered a substantial pullback, as investors were uneasy about macroeconomic pressures facing the company. The company announced a disappointing quarter, as it saw increased competition for advertising dollars and macroeconomic headwinds. The company illustrated a slowdown in the advertising market and did not provide a guide for the third calendar quarter. However, the company had strong engagement trends and daily active user growth, and the longer-term goal of artificial reality and maps monetization remained intact. At the end of the Reporting Period, we continued to believe user growth and engagement were still positive, and we expected new products to drive higher revenue. Longer term, we believed Snap remained well situated to take incremental share of digital ad dollars, as it

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PORTFOLIO RESULTS

continued to drive user engagement with innovative features and has a strong management team, in our view, committed to execution. Furthermore, its shares depreciated due to no company-specific news but rather due to a broad and abrupt market reversal from high growth names to value due to concerns around rising interest rates, which, in turn, drove losses across the technology industry.

Shares of digital payment technology company PayPal Holdings initially declined during the Reporting Period amid rumors the company was looking to acquire Pinterest, though PayPal Holdings ultimately decided the move would be too difficult to accomplish. Further, the company’s earnings report in November 2021 exceeded consensus expectations on earnings per share, but revenue fell below consensus expectations. The lesser volumes were caused by lower than consensus expected back-to-school spending along with a travel slowdown due to the COVID-19 variants. Its shares then depreciated following the company’s fourth quarter 2021 earnings announcement, wherein they issued disappointing forward guidance amid supply-chain issues, inflation, labor shortages and weaker consumer sentiment. The company’s stock depreciated further in the second quarter of 2022, as there were longer-term market share concerns with lowered revenue growth and operating margins adjusted downward, and the concerns of the prior quarter remained overhangs. At the end of the Reporting Period, we maintained our conviction in the company, as, in our view, it has the resources and capability to continue to grow its core customer base as it focuses on user engagement. As a scaled player in the payment industry, we believed PayPal Holdings was well positioned to leverage its existing customer base to implement any new payment technology. Also, we believed its strong balance sheet should allow it to either develop new technology, such as “buy now, pay later,” in house or to acquire an existing player within the industry.

Financial technology company Affirm Holdings originally suffered during the Reporting Period from the widespread reversal away from high growth companies as interest rate hikes waned on valuations. Then, its shares declined following its fourth quarter 2021 earnings release in February 2022, which featured better than consensus revenue and gross merchandise value (“GMV”) results, but its forward guidance concerned investors with its management pointing out a potential step down in GMV results and elevated transaction costs. Regarding transaction costs, the company’s long-term target on revenue excluding these costs as a percentage of GMV had not changed, which we viewed as a favorable sign. However, the company struggled amid macroeconomic headwinds, such as record level inflation, rising interest rates and decreased consumer spending, which together raised concerns about subprime credit lending and profitability. We had established a Fund position in Affirm Holdings earlier in the Reporting Period and despite the firm’s strong earnings and exclusive partnership to grow its GMV, we ultimately sold the position in favor a what we saw as a better risk/reward opportunity.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Eli Lilly and Company, McDonald’s and Sarepta Therapeutics.

Eli Lilly and Company develops and manufactures pharmaceutical products. Its earnings results in the first quarter of 2022 beat consensus estimates by three cents with adjusted quarterly earnings of $2.49 per share, while its revenue beat consensus forecasts as well. These results were boosted by a jump in sales of the company’s Trulicity diabetes drug and COVID-19 therapies. Eli Lilly and Company was able to achieve 10% growth outside of its COVID-19 work and saw more than 60% of its revenues in the fourth quarter of 2021 coming from its “growth brand” of pharmaceutical products. Also, five new medicines were on deck to launch during the next two years. In August 2022, its earnings report featured a slight miss compared to consensus expectations, but the company maintained its full-year guidance and announced that all of its drug launches remained on track. At the end of the Reporting Period, we continued to view Eli Lilly and Company as one of the fastest growing pharmaceuticals companies with no major patent concerns until 2030 and a robust new product pipeline with multi-billion dollar opportunities ahead.

Fast-food restaurant giant McDonald’s successfully navigated a difficult operating environment amidst being forced to close its 850 locations in Russia and being faced with rising costs during the Reporting Period. Its Russian segment was a lower margin business, so this was not viewed by investors as a material negative. Consumers trading down in a higher cost environment also benefitted its sales. At the end of the Reporting Period, we continued to believe McDonald’s was well positioned to gain share and perform well in the near term given what we see as its leadership in value, strong operations and ongoing digital efforts.

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PORTFOLIO RESULTS

Shares of commercial stage biopharmaceutical company Sarepta Therapeutics depreciated in January 2022 after trading was halted before the announcement of preliminary earnings results that were not well received. Poor results also came from drug trials, though we did not view the announcements to be as material as the market did. However, good news came in July 2022 as accelerated approval was filed for its Duchenne muscular dystrophy gene therapy drug, SRP-9001, and the company’s stock ended up generating robust double-digit gains for the Reporting Period overall. At the end of the Reporting Period, gene therapy remained the main driver of our investment thesis for Sarepta Therapeutics, and our conviction in the company’s operating capabilities as well as in the prospects of its drug pipeline coming to market remained intact.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in multinational information technology services and consulting company Accenture during the Reporting Period. We believe Accenture is a market leader and a well-managed company that should benefit in a robust demand environment. Further, we believe its stock was trading, at the time of purchase, at an attractive valuation given that the company had lagged comparable peers in the months prior and believe the market was underappreciating Accenture’s growth prospects.

We established a Fund position in paint and coatings manufacturer Sherwin-Williams in July 2022. Despite supply-chain headwinds from China, the company has taken on a series of price initiatives. Its management also stated it feels good about its margin expansion story for early 2023 should cost pressures ease as it anticipates given that it does not anticipate rolling back its prices, so profitability should resume in the near term.

Conversely, we exited the Fund’s position in media content provider Netflix during the Reporting Period. While we continued to like the company, we saw some near-term headwinds facing the business, such as increased competition and macroeconomic pressures. We sold the position in favor what we considered to be better risk/reward profiles elsewhere, but we intend to keep monitoring the company for a longer-term opportunity.

We sold the Fund’s position in financial technology services provider Fidelity National Information Services in November 2021. We believed its near-term growth could be inhibited by implied risks in its merchant solution business. We eliminated the position for this reason and due to concerns about its long-term growth based on what we saw as the disruptive competitive landscape for the firm.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and information technology increased and its allocations to communication services and consumer staples decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2022?

A	At the end of August 2022, the Fund had overweighted positions relative to the Russell Index in the health care and materials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials and consumer staples. The Fund was rather neutrally weighted relative to the Russell Index in communication services, consumer discretionary, information technology and real estate and had no positions at all in the utilities, energy and financials sectors at the end of the Reporting Period.

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FUND BASICS

Concentrated Growth Fund

as of August 31, 2022

TOP TEN HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	11.1%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	10.6	Software
Amazon.com, Inc.	4.6	Internet & Direct Marketing Retail
Eli Lilly & Co.	3.2	Pharmaceuticals
Mastercard, Inc., Class A	3.2	IT Services
Alphabet, Inc., Class A	3.1	Interactive Media & Services
Alphabet, Inc., Class C	2.7	Interactive Media & Services
American Tower Corp. REIT	2.6	Equity Real Estate Investment Trusts (REITs)
Boston Scientific Corp.	2.6	Health Care Equipment & Supplies
McDonald’s Corp.	2.6	Hotels, Restaurants & Leisure

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS CONCENTRATED GROWTH FUND

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $1,000,000 investment made on September 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Concentrated Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2012 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-26.54%	11.30%	11.78%	—
Including sales charges	-30.57%	10.05%	11.15%	—

Class C
Excluding contingent deferred sales charges	-27.13%	10.46%	10.95%	—
Including contingent deferred sales charges	-27.85%	10.46%	10.95%	—

Institutional	-26.32%	11.68%	12.19%	—

Investor	-26.35%	11.57%	12.06%	—

Class R6 (Commenced July 31, 2015)	-26.31%	11.69%	N/A	10.49%

Class R	-26.72%	11.02%	11.51%	—

Class P (Commenced April 17, 2018)	-26.32%	N/A	N/A	10.63%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs Flexible Cap Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments in small-, mid- and large-cap issuers. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth of capital. This strategy is combined with a quantitative risk allocation process that is used to assist portfolio construction and trading decisions.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Flexible Cap Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -11.46%, -12.07%, -11.10%, -11.21%, -11.12%, -11.68% and -11.07%, respectively. These returns compare to the -11.23% average annual total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While absolute returns disappointed, several share classes of the Fund outperformed the S&P 500 Index on a relative basis during the Reporting Period due both to stock selection and sector allocation overall.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were health care, financials and energy. Effective stock selection drove results in each of these sectors. The sectors that detracted most from the Fund’s relative results during the Reporting Period were information technology, consumer staples and materials, wherein stock selection proved challenging.

Q	What were some of the Fund’s best-performing individual stocks?

A	Those stocks the Fund benefited most from relative to the S&P 500 Index were positions in Devon Energy, Meta Platforms and Pioneer Natural Resources.

Devon Energy, an exploration and production oil and gas company, posted fourth quarter 2021 earnings that featured strong results, with both earnings and dividend amounts higher than market expectations. Investor focus remained on 2022 production and a variable dividend wherein Devon Energy leads the industry. Each subsequent earnings report during the Reporting Period similarly featured results above market expectations, largely due to strong production and execution metrics. At the end of the Reporting Period, our investment thesis continued to revolve around a better than consensus expected variable dividend, increased buybacks and what we saw as a line of sight to significant capital returns.

Meta Platforms engages in the development of social media applications. The company, formerly known as Facebook, was a top contributor to relative results because the Fund held an underweighted position in this weakly-performing stock during the Reporting Period. In February 2022, the company announced materially lowered forward guidance. Issues of concerns included social media competition/engagement, introduction of Reels to compete with TikTok with limited traction, and IDFA concerns as it related to pending regulations being imposed. (The Identifier for Advertisers (“IDFA”) is a random device identifier assigned by Apple to a user’s device. Advertisers use this to track data so they can deliver customized advertising. The IDFA is used for tracking and identifying a user without revealing personal information.) At the end of the Reporting Period, the Fund maintained a position in Meta Platforms because we believed the company has an attractive valuation and is focusing its efforts on different new devices to diversify and enter new markets. We were also optimistic the company will continue what we view as its attractive operating margins and that the

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PORTFOLIO RESULTS

broader industry has positive tailwinds. However, a fair amount of uncertainty remained around the future prospects of Meta Platforms.

The strong performance of oil and gas exploration and production company Pioneer Natural Resources was supported by subdued oil production, high and improving demand, and new geopolitical tensions fueled by the war in Ukraine. Another point of optimism supporting its stock was that the company is committed to return 75% of its free cash flow in the form of distributions. We believed the company’s healthy balance sheet and efficient production would likely continue to drive performance and keep its earnings in line with market expectations. In our view, the company’s cash yield of approximately 15% also remained attractive. However, given a more scrutinized operating environment for exploration and production companies along with potential political intervention, in the context of the entirety of the Fund’s portfolio, we opted to sell the position, taking profits.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P 500 Index were positions in Exxon Mobil, EPAM Systems and Adobe.

Oil and gas integrated energy company Exxon Mobil, a new purchase for the Fund during the Reporting Period, was a top detractor from relative results because the Fund held an underweight position in its strongly performing stock. Its shares benefited primarily from an increase in crude oil prices and favorable supply/demand dynamics. Also, in February 2022, it was announced that sweeping restructuring would be taking place across its global operations. Examples of changes included cost cutting and a new headquarters location in Houston. Further, earnings releases in the summer of 2022 featured significant outperformance of market expectations on both net income and earnings per share. Results from its liquid natural gas segment also proved favorable. At the end of the Reporting Period, we continued to see what we viewed as attractive trends in the operations of its business, and we looked to see further capital distributions put in place.

We initiated a Fund position in software product development and digital platform services company EPAM Systems in September 2021 but ultimately exited the position in March 2022. It performed poorly, as the company had significant business operations in Ukraine, and its management cited concerns around revenue and costs being adversely affected by the ongoing war there. We had viewed the company as one of our favorites within the mid-cap information technology services industry, but the geopolitical conflict concerns invalidated our investment thesis, and we sold the position.

Shares of digital marketing and media solutions company Adobe fell in December 2021 after poor earnings and forward guidance was given by its management. Then, in March 2022, price hikes were announced for enterprise-level customers. Fortunately, the products offered by Adobe are highly integrated into most clients’ business operations, so we believe most will accept the higher prices. At the end of the Reporting Period, we continued to believe Adobe had industry-leading operating margins, and if the macroenvironment weakens, that its management would be able to adjust expenses accordingly.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Exxon Mobil, already mentioned, we initiated a Fund position in multinational information technology services and consulting company Accenture during the Reporting Period. We believe Accenture is a market leader and a well-managed company that should benefit in a robust demand environment. Further, we believe its stock was trading, at the time of purchase, at an attractive valuation given that the company had lagged comparable peers in the months prior and believe the market was underappreciating Accenture’s growth prospects.

Conversely, in addition to those sales mentioned earlier, we exited the Fund’s position in Intuit, which offers financial management and compliance products and services, in September 2021. Despite what we see as the strength of the business and clear levers of growth, on a relative basis, Intuit looked less attractive to us than other large-cap technology companies. We ultimately decided to sell the position in favor of what we considered to be more attractive investment opportunities elsewhere.

We eliminated the Fund’s position in semiconductor company Texas Instruments during the Reporting Period. Concerns were observed regarding peak gross margins and compressing cash flows as a result of capital expenditure investments planned by the company for the next few years.

9

PORTFOLIO RESULTS

Our preference at the end of the Reporting Period was for other names in the industry, so we decided to sell in favor of other positions.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to industrials increased and its allocation to health care decreased relative to the S&P 500 Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2022?

A	At the end of August 2022, the Fund had underweighted positions compared to the S&P 500 Index in consumer staples, and health care and an overweighted position relative to the S&P 500 Index in industrials. The Fund was rather neutrally weighted relative to the Russell Index in the remaining eight sectors of the S&P 500 Index at the end of the Reporting Period.

10

FUND BASICS

Flexible Cap Fund

as of August 31, 2022

TOP TEN HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	6.8%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	5.9	Software
Amazon.com, Inc.	2.8	Internet & Direct Marketing Retail
Alphabet, Inc., Class C	1.8	Interactive Media & Services
Exxon Mobil Corp.	1.7	Oil, Gas & Consumable Fuels
Meta Platforms, Inc., Class A	1.6	Interactive Media & Services
JPMorgan Chase & Co.	1.5	Banks
Alphabet, Inc., Class A	1.4	Interactive Media & Services
Tesla, Inc.	1.4	Automobiles
Bank of America Corp.	1.2	Banks

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

11

GOLDMAN SACHS FLEXIBLE CAP FUND

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on September 1, 2012 in Class A Shares at NAV (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Flexible Cap Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2012 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-11.46%	11.51%	12.89%	—
Including sales charges	-16.35%	10.26%	12.25%	—

Class C
Excluding contingent deferred sales charges	-12.07%	10.69%	12.05%	—
Including contingent deferred sales charges	-12.95%	10.69%	12.05%	—

Institutional	-11.10%	11.93%	13.32%	—

Investor	-11.21%	11.79%	13.18%	—

Class R6 (Commenced July 31, 2015)	-11.12%	11.93%	N/A	10.84%

Class R	-11.68%	11.23%	12.61%	—

Class P (Commenced April 17, 2018)	-11.07%	N/A	N/A	10.92%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

12

PORTFOLIO RESULTS

Goldman Sachs Large Cap Core Fund

Portfolio Composition

At the start of the Reporting Period, the Fund sought to achieve its investment objective of seeking long-term growth of capital by investing, under normal circumstances, in companies that were considered by the Investment Advisor to be positioned for long-term growth.

Effective after the close of business on April 13, 2022, the Fund seeks to achieve its investment objective of long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap issuers. Large-cap issuers are issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalizations of companies constituting the Russell 1000® Index at the time of investment. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies.

Portfolio Management Discussion and Analysis

Effective after the close of business on April 13, 2022, Goldman Sachs Capital Growth Fund was re-named Goldman Sachs Large Cap Core Fund and changes were made to its principal investment strategy. Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Large Cap Core Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -15.37%, -16.04%, -15.08%, -15.50%, -15.16%, -15.07%, -15.58% and -15.08%, respectively. These returns compare to the -12.96% average annual total return of the Fund’s benchmark, the Russell 1000® Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Russell Index on a relative basis during the Reporting Period due primarily to stock selection overall. Sector allocation as a whole had a rather neutral effect on relative performance during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that detracted most from the Fund’s relative performance during the Reporting Period were communication services, industrials and health care, wherein stock selection in each dampened results. The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were energy, financials and real estate, wherein stock selection in each proved effective. Having a modest overweight to energy, which was the strongest sector in the Russell Index during the Reporting Period, also boosted relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Those stocks detracting most from the Fund’s results relative to the Russell Index were positions in Snap, Exxon Mobil and PayPal Holdings.

Snap is a social media and camera company that develops and provides applications and products for communication. A broader impact of supply-chain shortages and Apple’s IDFA erosion weighed on advertiser demand, ultimately driving Snap’s quarterly earnings results lower. (The Identifier for Advertisers (“IDFA”) is a random device identifier assigned by Apple to a user’s device. Advertisers use this to track data so they can deliver customized advertising. The IDFA is used for tracking and identifying a user without revealing personal information.) Then, after

13

PORTFOLIO RESULTS

issuing guidance that contradicted previous revenue and profit targets in May 2022, the company’s stock suffered a substantial pullback, as investors were uneasy about macroeconomic pressures facing the company. The company announced a disappointing quarter, as it saw increased competition for advertising dollars and macroeconomic headwinds. The company illustrated a slowdown in the advertising market and did not provide a guide for the third calendar quarter. However, the company had strong engagement trends and daily active user growth, and the longer-term goal of artificial reality and maps monetization remained intact. At the end of the Reporting Period, we continued to believe user growth and engagement were still positive, and we expected new products to drive higher revenue. Longer term, we believed Snap remained well situated to take incremental share of digital ad dollars, as it continued to drive user engagement with innovative features and had a strong management team, in our view, committed to execution. Furthermore, its shares depreciated due to no company-specific news but rather due to a broad and abrupt market reversal from high growth names to value due to concerns around rising interest rates, which, in turn, drove losses across the technology industry.

Oil and gas integrated energy company Exxon Mobil, a new purchase for the Fund during the Reporting Period, was a top detractor from relative results because the Fund held an underweight position in its strongly performing stock. Its shares benefited primarily from an increase in crude oil prices and favorable supply/demand dynamics. Also, in February 2022, it was announced that sweeping restructuring would be taking place across its global operations. Examples of changes included cost cutting and a new headquarters location in Houston. Further, earnings releases in the summer of 2022 featured significant outperformance of market expectations on both net income and earnings per share. Results from its liquid natural gas segment also proved favorable. At the end of the Reporting Period, we continued to see what we viewed as attractive trends in the operations of its business, and we looked to see further capital distributions put in place.

Shares of digital payment technology company PayPal Holdings initially declined during the Reporting Period amid rumors the company was looking to acquire Pinterest, though PayPal Holdings ultimately decided the move would be too difficult to accomplish. Further, the company’s earnings report in November 2021 exceeded consensus expectations on earnings per share, but revenue fell below consensus expectations. The lesser volumes were caused by lower than consensus expected back-to-school spending along with a travel slowdown due to the COVID-19 variants. Its shares then depreciated following the company’s fourth quarter 2021 earnings announcement, wherein the company issued disappointing forward guidance amid supply-chain issues, inflation, labor shortages and weaker consumer sentiment. The company’s stock depreciated further in the second quarter of 2022, as there were longer-term market share concerns with lowered revenue growth and operating margins adjusted downward, and the concerns of the prior quarter remained overhangs. At the end of the Reporting Period, we maintained our conviction in the company, as, in our view, it has the resources and capability to continue to grow its core customer base as it focuses on user engagement. As a scaled player in the payment industry, we believed PayPal Holdings was well positioned to leverage its existing customer base to implement any new payment technology. Also, we believed its strong balance sheet should allow it to either develop new technology, such as “buy now, pay later,” in house or to acquire an existing player within the industry.

Q	What were some of the Fund’s best-performing individual stocks?

A	Those stocks the Fund benefited most from relative to the Russell Index were positions in Chevron, Pioneer Natural Resources and CVS Health.

Chevron is a global integrated energy, chemical and petroleum company. Its stock price, similar to the energy sector more broadly, benefited from an increase in crude oil prices in the first quarter of 2022, driven by slow oil supply growth as the Organization of the Petroleum Exporting Countries (“OPEC”) struggled to produce oil in line with its production goals, while demand proved to be resilient and on track to reach pre-pandemic levels. Furthermore, fuel prices appreciated as tensions between Ukraine and Russia heightened, causing countries to threaten sanctions on Russia, which supplies more than a third of the European Union’s natural gas. At the end of the Reporting Period, we continued to believe Chevron’s management had solid capital allocation discipline with a shareholder friendly team. We were optimistic at the end of the Reporting Period given our view that the company has a strong balance sheet, a Permian Basin portfolio that enables balanced growth and free cash flow, and an ability to generate free cash flow from its core asset base.

Similarly, the strong performance of oil and gas exploration and production company Pioneer Natural Resources was

14

PORTFOLIO RESULTS

supported by subdued oil production, high and improving demand, and new geopolitical tensions fueled by the war in Ukraine. Another point of optimism supporting its stock was that the company is committed to return 75% of its free cash flow in the form of distributions. We believed the company’s healthy balance sheet and efficient production would likely continue to drive performance and keep its earnings in line with market expectations. In our view, the company’s cash yield of approximately 15% also remained attractive. However, given a more scrutinized operating environment for exploration and production companies along with potential political intervention, in the context of the entirety of the Fund’s portfolio, we opted to sell the position, taking profits.

Healthcare services provider CVS Health provided updated earnings guidance in January 2022 that was meaningfully higher than its prior guidance and consensus expectations. The raised guidance came before its fourth quarter 2021 earnings announcement and followed the strong momentum of its third quarter 2021 results. Its earnings in the spring of 2022 reflected strength in the health care insurance business, though cost pressures and operating margins became a potential concern. It reaffirmed our investment thesis on the company, wherein we believe CVS Health will likely benefit from its transition to a healthcare enterprise, potentially driving faster growth. Despite the challenging operating environment and the roll-off of some COVID-19-driven business, success, in our view, can been seen in the company’s foundational business, accelerated by the strategy of its management.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Exxon Mobil, mentioned earlier, we initiated a Fund position in multinational information technology services and consulting company Accenture during the Reporting Period. We believe Accenture is a market leader and a well-managed company that should benefit in a robust demand environment. Further, we believe its stock was trading, at the time of purchase, at an attractive valuation given that the company had lagged comparable peers in the months prior and believe the market was underappreciating Accenture’s growth prospects.

Conversely, we trimmed the Fund’s position in media content provider Netflix during the Reporting Period. While we continued to like this company, we saw some near-term headwinds facing the business, such as increased competition and macroeconomic pressures. We also trimmed the Fund’s position in e-commerce behemoth Amazon.com during the Reporting Period. We remained constructive on its long-term growth prospects and its top-line revenue growth, but we also saw valuation concerns. In our view, there may be a trough in Amazon.com’s profitability in the remaining months of 2022, including the holiday season.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, relative to the Russell Index, the Fund’s allocation to financials increased, and its allocation to information technology decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2022?

A	At the end of August 2022, the Fund was overweight relative to the Russell Index in materials, was underweight relative to the Russell Index in consumer staples and financials, and was rather neutrally weighted to the remaining eight sectors in the Russell Index.

15

FUND BASICS

Large Cap Core Fund

as of August 31, 2022

TOP TEN HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	6.2%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	5.6	Software
Amazon.com, Inc.	2.8	Internet & Direct Marketing Retail
Alphabet, Inc., Class A	1.7	Interactive Media & Services
Alphabet, Inc., Class C	1.6	Interactive Media & Services
UnitedHealth Group, Inc.	1.5	Health Care Providers & Services
JPMorgan Chase & Co.	1.5	Banks
CVS Health Corp.	1.5	Health Care Providers & Services
Bank of America Corp.	1.4	Banks
Exxon Mobil Corp.	1.4	Oil, Gas & Consumable Fuels

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

16

LARGE CAP CORE FUND

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on September 1, 2012 in Class A Shares at NAV (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Large Cap Core Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2012 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-15.37%	11.63%	12.80%	—
Including sales charges	-20.03%	10.38%	12.16%	—

Class C
Excluding contingent deferred sales charges	-16.04%	10.81%	11.96%	—
Including contingent deferred sales charges	-16.88%	10.81%	11.96%	—

Institutional	-15.08%	12.05%	13.24%	—

Service	-15.50%	11.50%	12.67%	—

Investor	-15.16%	11.91%	13.08%	—

Class R6 (Commenced July 31, 2015)	-15.07%	12.07%	N/A	11.24%

Class R	-15.58%	11.36%	12.52%	—

Class P (Commenced April 17, 2018)	-15.08%	N/A	N/A	10.44%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

17

PORTFOLIO RESULTS

Goldman Sachs Mid Cap Growth Fund

Portfolio Composition

At the start of the Reporting Period, the Fund sought to achieve its investment objective of seeking long-term growth of capital by investing, under normal circumstances, in companies that were considered by the Investment Advisor to be positioned for long-term growth, investing primarily in medium-sized growth companies. Effective after the close of business on April 13, 2022, the Fund seeks to achieve its investment objective of seeking long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in mid-cap issuers. Mid-cap issuers are issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalizations of companies constituting the Russell Midcap® Growth Index at the time of investment. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.

Portfolio Management Discussion and Analysis

Effective after the close of business on April 13, 2022, Goldman Sachs Growth Opportunities Fund was re-named Goldman Sachs Mid Cap Growth Fund and changes were made to its principal investment strategy. Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Mid Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -25.93%, -26.40%, -25.69%, -26.06%, -25.79%, -25.69%, -26.10% and -25.68%, respectively. These returns compare to the -26.69% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While absolute returns disappointed, the Fund outperformed the Russell Index on a relative basis during the Reporting Period due primarily to stock selection overall. Sector allocation as a whole detracted modestly from relative performance.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that contributed most positively to the Fund’s relative performance during the Reporting Period were consumer staples, consumer discretionary and health care, wherein effective stock selection drove results. Having an overweight to consumer staples, which outperformed the Russell Index during the Reporting Period, and having an underweight to consumer discretionary, which underperformed the Russell Index during the Reporting Period, also boosted the Fund’s relative results. The sectors that detracted most from the Fund’s relative performance during the Reporting Period were materials, energy and financials. Stock selection proved especially challenging in the materials sector. Sector allocation positioning in energy and financials hurt most.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in ON Semiconductor, Palo Alto Networks and Pioneer Natural Resources.

ON Semiconductor engages in the design, manufacture and marketing of a portfolio of semiconductor components. The year 2021 was an impressive one for many semiconductor firms, and ON Semiconductor was a beneficiary. Its performance in the fourth quarter of 2021 was driven by a strong beat of consensus expectations and raised guidance on

18

PORTFOLIO RESULTS

earnings as well as by margins and top-line revenue growing organically amid ongoing supply-chain constraints. In June 2022, it was announced the company would be joining the S&P 500 Index, which drove its returns higher still. Strength in its results was also supported by strong performance in the auto and industrial end-markets. At the end of the Reporting Period, we continued to view the company as one of our favorite semiconductor names in the mid-cap universe.

A largely positive earnings report drove the stock of network security solutions provider Palo Alto Networks higher in late August 2021, just before the start of the Reporting Period. Accelerated billings growth and total revenue both saw better than consensus expected results unfold. Then, another largely positive earnings report drove the stock higher in late February 2022. Billing growth continued to accelerate on the back of its next generation security business, while its other business segments and customer expansion surprised on the upside as well. Further, in August 2022, the company posted its fiscal fourth quarter 2022 earnings, reporting billings growth ahead of guidance and consensus estimates. The strong results were driven by continued strength of its next generation security business. It had become evident to us that companies are increasing their demand for firewalls, as they scramble to protect their businesses and data from digital threats. At the end of the Reporting Period, we continued to believe Palo Alto Network’s strong pipeline will feed the business, and its recent management changes reflected the company’s focus on securing larger customers going forward while adding accretive incremental operating margin.

The strong performance of oil and gas exploration and production company Pioneer Natural Resources was supported by subdued oil production, high and improving demand, and new geopolitical tensions fueled by the war in Ukraine. Another point of optimism supporting its stock was that the company is committed to return 75% of its free cash flow in the form of distributions. We believed the company’s healthy balance sheet and efficient production would likely continue to drive performance and keep its earnings in line with market expectations. In our view, the company’s cash yield of approximately 15% also remained attractive. However, given a more scrutinized operating environment for exploration and production companies along with potential political intervention, in the context of the entirety of the Fund’s portfolio, we opted to sell the position, taking profits.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in DocuSign, Affirm Holdings and Guardant Health.

Cloud-based electronic signature solutions provider DocuSign reported strong third quarter 2021 earnings in November 2021, yet they were not as exceptional as investors had expected. Even though its billings had increased 28% year over year, the company missed its own estimates while also issuing fourth quarter 2021 guidance that was lower than consensus estimates. Further, the company reported earnings in line with estimates for the fourth quarter of 2021 but provided guidance that missed consensus estimates. It seemed DocuSign’s exceptional COVID-19 pandemic-fueled earnings may be slowing, so, ultimately, we exited the Fund’s position for what we saw as better risk/reward opportunities.

Financial technology company Affirm Holdings, a new purchase for the Fund during the Reporting Period, originally suffered during the Reporting Period from the widespread reversal away from high growth companies as interest rate hikes waned on valuations. Then, its shares declined following its fourth quarter 2021 earnings release in February 2022, which featured better than consensus revenue and gross merchandise value (“GMV”) results, but its forward guidance concerned investors with its management pointing out a potential step down in GMV results and elevated transaction costs. Regarding transaction costs, the company’s long-term target on revenue excluding these costs as a percentage of GMV had not changed, which we viewed as a favorable sign. However, the company struggled amid macroeconomic headwinds, such as record level inflation, rising interest rates and decreased consumer spending, which together raised concerns about subprime credit lending and profitability. We had established a Fund position in Affirm Holdings earlier in the Reporting Period and despite the firm’s strong earnings and exclusive partnership to grow its GMV, we ultimately sold the position in favor a what we saw as a better risk/reward opportunity.

Shares of Guardant Health, a precision oncology treatment company, depreciated during the fourth quarter of 2021 due to no particular fundamental driver. We continued to like the company, as it reported a solid quarterly result and provided positive updates on its research and development progress. However, in May 2022, a poor earnings report caused the stock to face significant pressures. Our investment thesis

19

PORTFOLIO RESULTS

became invalidated, and we ultimately decided to sell the name at that time to pursue what we viewed as more attractive investment opportunities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in medical device manufacturing company DexCom during the Reporting Period. The company’s glucose monitoring systems are potentially considered best-in-class among comparable products, and its newest product, G7, was recently approved for use in Europe, with U.S. approval likely to come within the next year or so.

We re-established a Fund position in analytical laboratory instrument manufacturing company Mettler-Toledo International during the Reporting Period. The company had targeted toward increasing its growth in China for 2022, as it had a very limited COVID-19 revenue benefit, leading to no overhang of a revenue cliff. (A revenue, or patent, cliff is a colloquialism to denote the potential sharp decline in revenues upon patent expiration of one or more leading products of a firm. A patent cliff is when a firm’s revenues could “fall off a cliff” when one or more established products go off-patent, since these products can be replicated and sold at much cheaper prices by competitors.) We re-initiated the Fund’s position in the company on the pullback and intend to continue to look for opportunities to further rebuild the position.

Conversely, in addition to those sales mentioned earlier, we exited the Fund’s position in software solutions provider Splunk during the Reporting Period. While we still liked the company, we decided to allocate resources to what we considered to be more attractive risk/reward opportunities elsewhere.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, health care, industrials and real estate increased and its allocations to communication services, consumer staples, information technology and materials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2022?

A	At the end of August 2022, the Fund had overweighted positions relative to the Russell Index in the health care and industrials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in information technology, consumer discretionary, financials and communication services. The Fund was rather neutrally weighted to the Index in consumer staples, energy, materials and real estate and had no position at all in utilities at the end of the Reporting Period.

20

FUND BASICS

Mid Cap Growth Fund

as of August 31, 2022

TOP TEN HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business

Cadence Design Systems, Inc.	3.4%	Software
Rockwell Automation, Inc.	2.5	Electrical Equipment
Insulet Corp.	2.4	Health Care Equipment & Supplies
Dexcom, Inc.	2.3	Health Care Equipment & Supplies
Keysight Technologies, Inc.	2.2	Electronic Equipment, Instruments & Components
Lululemon Athletica, Inc.	2.2	Textiles, Apparel & Luxury Goods
Veeva Systems, Inc., Class A	2.1	Health Care Technology
West Pharmaceutical Services, Inc.	2.0	Life Sciences Tools & Services
Etsy, Inc.	2.0	Internet & Direct Marketing Retail
Verisk Analytics, Inc.	1.9	Professional Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

21

GOLDMAN SACHS MID CAP GROWTH FUND

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $1,000,000 investment made on September 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the Russell Midcap® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Mid Cap Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2012 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-25.93%	10.50%	10.82%	—
Including sales charges	-30.00%	9.25%	10.20%	—

Class C
Excluding contingent deferred sales charges	-26.40%	9.72%	10.02%	—
Including contingent deferred sales charges	-26.58%	9.72%	10.02%	—

Institutional	-25.69%	10.87%	11.23%	—

Service	-26.06%	10.32%	10.67%	—

Investor	-25.79%	10.77%	11.10%	—

Class R6 (Commenced July 31, 2015)	-25.69%	10.88%	N/A	9.12%

Class R	-26.10%	10.23%	10.55%	—

Class P (Commenced April 17, 2018)	-25.68%	N/A	N/A	9.31%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

22

PORTFOLIO RESULTS

Goldman Sachs Small Cap Growth Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small-cap issuers. Small-cap issuers are issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalizations of companies constituting the Russell 2000® Growth Index at the time of investment. As of August 31, 2022, the capitalization range of the companies in the Russell 2000® Growth Index was between $17 million and $10.659 billion. The Fund seeks to achieve its investment objective of seeking long-term growth of capital by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Small Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -26.55%, -27.08%, -26.21%, -26.37%, -26.25%, -26.76% and -26.27%, respectively. These returns compare to the -25.26% average annual total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Russell Index on a relative basis during the Reporting Period due to sector allocation overall. Stock selection as a whole contributed positively to the Fund’s relative performance.

Q	Which equity market sectors most significantly affected Fund performance?

A	Having no exposure to energy, which was the strongest performing sector in the Russell Index during the Reporting Period, detracted most from the Fund’s relative results. Additionally, weak stock selection in the consumer discretionary and financials sectors detracted as did having an underweight to the financials sector, which outpaced the Russell Index during the Reporting Period. Largely offsetting these detractors was effective stock selection in the health care sector, which contributed positively. Having an overweight to industrials, which outperformed the Russell Index during the Reporting Period, and having an underweight to communication services, which was the weakest sector in the Russell Index during the Reporting Period, further boosted the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Those stocks detracting most from the Fund’s results relative to the Russell Index were positions in Domo, Quanterix and Pacific Biosciences of California.

Domo operates a cloud-based business intelligence platform in the U.S., Japan and internationally. Its platform digitally connects from the chief executive officer to the frontline employee with the people, data and systems in an organization, giving them access to real-time data and insights and allowing them to manage business from smartphones. Domo reported third quarter 2021 earnings that included higher than consensus expected revenues and year over year billing growth, but the company guided revenue and earnings lower than consensus expected for the quarter and for the full year ahead. The company’s second quarter 2022 results also drove its stock lower. For the second time in about three years, the company had a major sales hiccup, with the issue this time being its inability to get traction in

23

PORTFOLIO RESULTS

the enterprise side of its business. That led to a spike in representative (“rep”) turnover and a deficit in ramped reps, which led them to guide to significantly lower billings growth for the third quarter of 2022 and somewhat lower billings guidance as well. On the positive side, the corporate side of Domo’s business grew materially. At the end of the Reporting Period, Domo intended to begin the process of shifting more focus and reps to corporate from enterprise.

Quanterix is a biotechnology company that develops ultrasensitive biomarker detection for health care. The market reacted negatively to the company’s lower margins in the first quarter of 2022. Also, its second quarter 2022 earnings disappointed. The company announced it had assay quality issues in its consumables and consequently lower shipments to a large customer. Its consumables declined significantly due to manufacturing quality issues, which, in turn, hit gross margins dramatically. We exited the Fund’s position in Quanterix by the end of the Reporting Period.

Despite largely in-line with consensus estimates earnings announcements and having been a top performer for the Fund in the prior annual period, shares of Pacific Biosciences of California, a company developing a platform for genetic analysis, traded down during the Reporting Period due primarily to what appeared to be a competitive threat from Illumina. Investors were concerned Illumina might start impeding on what is known as the “long-read sequencing” portion of business even though, in fact, Illumina’s offering is not directly competitive to Pacific Biosciences of California.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the Russell Index were positions in Dutch Bros., Axcelis Technologies and iRhythm Technologies.

Dutch Bros., an operator and franchisor of drive-through coffee and beverage shops, had its Initial Public Offering in October 2021. Initially performing well, its stock was hurt in May 2022, as its management guided same-store sales lower due to macroeconomic headwinds affecting discretionary income and, notably for the drive-through chain, higher gas prices. However, its stock rebounded through the end of August 2022, when the company released strong second quarter 2022 earnings, including a higher than consensus expected top line and raised guidance. We sold the Fund’s position in Dutch Bros. by the end of the Reporting Period, taking profits.

Axcelis Technologies designs, manufactures and services ion implantation and other processing equipment used in the fabrication of semiconductor chips. Its shares rose in November 2021 after reporting its third quarter 2021 earnings, showing revenue that beat consensus expectations and guidance higher on revenues and margins. Following some subsequent volatility in the months that followed, its stock rallied again on the announcement toward the end of the Reporting Period on second quarter 2022 earnings in which revenues beat consensus expectations and margins expanded.

iRhythm Technologies, a new purchase for the Fund during the Reporting Period, is a digital healthcare company that develops biosensing technology built on cloud-based data analytics and machine learning. Early in the Reporting Period, its shares rose upon the announcement of third quarter 2021 results, including better than consensus expected revenue and earnings before interest, taxes, depreciation and amortization. Then, in April 2022, the market reacted positively to the results of three clinical research studies iRhythm presented at the American College of Cardiology’s Scientific Session & Expo. These studies further validated its Zio service as a viable solution for the early detection of atrial fibrillation, helping undiagnosed populations effectively seek treatment before more serious problems arise.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of iRhythm Technologies, already mentioned, we initiated a Fund position in ExlService Holdings, an operations and business management company within the information technology services industry, during the Reporting Period. We added the name in anticipation of the broadening of its business out to digital transformation and security from its focus on financials and insurance.

We established a Fund position during the Reporting Period in Shoals Technologies Group, which provides electrical balance of system solutions for solar energy projects. We like the company given its exposure to the secularly growing area of solar power as well as for what we see as its strong revenue growth and durable margins. We added the position

24

PORTFOLIO RESULTS

to the Fund’s portfolio upon its addition to the Russell Index at the annual reconstitution of the Russell Index in June 2022.

Conversely, in addition to those sales mentioned earlier, we exited the Fund’s position in FIGS, a direct to consumer health care apparel and lifestyle brand, during the Reporting Period. We sold the position given our concerns related to the demand outlook amid macroeconomic headwinds and a potential trade down from its customer base.

We sold the Fund’s position in Nautilus Biotechnology, which operates as a life sciences company. The firm develops proteomics platforms for analyzing and quantifying the human proteome. We eliminated the position and reallocated the capital to what we considered better risk/reward opportunities elsewhere.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care, consumer staples, real estate and energy increased and its allocations to information technology and industrials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2022?

A	At the end of August 2022, the Fund had overweighted positions relative to the Russell Index in the industrials, information technology, consumer discretionary and consumer staples sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in energy, communication services, real estate and materials. The Fund was rather neutrally weighted to the Russell Index in health care and financials and had no position at all in utilities at the end of the Reporting Period.

25

FUND BASICS

Small Cap Growth Fund

as of August 31, 2022

TOP TEN HOLDINGS AS OF 8/31 /22[1]

Holding	% of Net Assets	Line of Business	Country

AAON, Inc.	2.3%	Building Products	United States
Badger Meter, Inc.	2.1	Electronic Equipment, Instruments & Components	United States
RBC Bearings, Inc.	2.1	Machinery	United States
Watts Water Technologies, Inc., Class A	1.9	Machinery	United States
Balchem Corp.	1.8	Chemicals	United States
Axonics, Inc.	1.7	Health Care Equipment & Supplies	United States
Chart Industries, Inc.	1.7	Machinery	United States
Ashland, Inc.	1.7	Chemicals	United States
ExlService Holdings, Inc.	1.7	IT Services	United States
Ameresco, Inc., Class A	1.6	Construction & Engineering	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

26

GOLDMAN SACHS SMALL CAP GROWTH FUND

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $1,000,000 investment made on October 31, 2019 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Growth Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from October 31, 2019 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Since Inception
Class A (Commenced October 31, 2019)
Excluding sales charges	-26.55%	10.79%
Including sales charges	-30.57%	8.60%

Class C (Commenced October 31, 2019)
Excluding contingent deferred sales charges	-27.08%	9.96%
Including contingent deferred sales charges	-27.81%	9.95%

Institutional (Commenced October 31, 2019)	-26.21%	11.22%

Investor (Commenced October 31, 2019)	-26.37%	11.05%

Class R6 (Commenced October 31, 2019)	-26.25%	11.22%

Class R (Commenced October 31, 2019)	-26.76%	10.50%

Class P (Commenced October 31, 2019)	-26.27%	11.19%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

27

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Portfolio Composition

The Fund seeks to achieve its investment objective of seeking long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (“Net Assets”) in a diversified portfolio of equity investments in small- and mid-cap issuers. Small- or mid-cap issuers are issuers with public stock capitalizations within the outside range of the market capitalizations of companies constituting the Russell 2000 Growth Index and the Russell Midcap Growth Index. As of August 31, 2022, the outside capitalization range of the companies in these indexes was between $17 million and $52.942 billion. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in countries with emerging markets or economies and securities quoted in foreign currencies.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Small/Mid Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -29.64%, -30.18%, -29.42%, -29.78%, -29.47%, -29.41%, -29.82% and -29.41%, respectively. These returns compare to the -25.68% average annual total return of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Russell Index on a relative basis during the Reporting Period due to a combination of stock selection and sector allocation positioning overall.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in the information technology and consumer discretionary sectors detracted from the Fund’s relative results most during the Reporting Period. Having an underweighted allocation to energy, which was the best performing sector in the Russell Index during the Reporting Period, also hurt. Only partially offsetting these detractors was effective stock selection in the health care and materials sectors, which contributed positively. Having an overweight to materials, which outpaced the Russell Index during the Reporting Period, and having an underweight to communication services, which was the weakest sector in the Russell Index during the Reporting Period, also buoyed the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Those stocks detracting most from the Fund’s results relative to the Russell Index were positions in Guardant Health, AZEK and Enphase Energy.

Shares of Guardant Health, a precision oncology treatment company, depreciated during the fourth quarter of 2021 due to no particular fundamental driver. Its fourth quarter 2021 earnings, reported in the first quarter of 2022, were largely in line with consensus estimates, but its stock traded down in late February/early March on more conservative guidance and uncertainty surrounding testing volumes in the year ahead. The stock remained under pressure through the remainder of the Reporting Period, including May 2022 when a poor earnings report caused the stock to face significant pressures. Inconsistent test orders by biopharmaceutical customers exacerbated its weakness.

AZEK engages in designing, manufacturing and selling building products for residential, commercial and industrial markets in the U.S. Despite relatively solid earnings data amid inflationary and margin pressures, AZEK came under pressure and traded down along with broad weakness in homebuilders and construction-related companies, resulting from economic headwinds and pressure on consumer wallets.

28

PORTFOLIO RESULTS

Enphase Energy is a global energy management technology company that provides residential and commercial solar plus storage solutions. We had sold the Fund’s position in Enphase Energy in January 2022 and in so doing missed out on the stock’s positive returns in the remaining months of the Reporting Period. The stock performed well on the back of positive news for residential solar names related to a U.S. Department of Commerce anti-circumvention investigation in April 2022 and a solid second quarter 2022 earnings release in July.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among those stocks the Fund benefited most from relative to the Russell Index were positions in Molina Healthcare, Ashland and RBC Bearings.

Molina Healthcare engages in the provision of health care services. It operates through the health plans and “other” segments of the sector. The health plans segment consists of health plans in 11 states and in Puerto Rico and includes direct delivery business. The “other” segment includes the historical results of the Medicaid management information systems (“MMIS”) and behavioral health subsidiaries. Molina Healthcare reported modestly better third quarter 2021 revenues as well as earnings per share in line with consensus expectations. Also, membership was modestly ahead of consensus expectations, and the company raised its fiscal year 2021 guidance. The company then released a solid second quarter 2022 earnings report in July 2022 showing continued strength in Medicaid volumes and premiums. Higher premium revenue also reflected the impact of acquisitions. Guidance was increased, and membership grew, driven by Medicaid programs.

Ashland is a global specialty chemicals company that engages in the manufacture and distribution of adhesives, architectural coatings and more. In the face of rising prices and inflation, Ashland was able to effectively raise prices, preserving its margins.

RBC Bearings manufactures and markets engineered precision bearings and components. Its stock rose strongly in August 2022 as the market reacted positively to the company’s earnings release, which showed solid organic growth and strong sales, despite margin contraction and reduced guidance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in BJ’s Wholesale Club Holdings during the Reporting Period in light of anticipated increased pressure on consumer wallets as a result of macroeconomic headwinds. We believe this wholesale retailer is poised to benefit from market conditions given its value proposition. We further believe it may be shielded from the negative effects of a weaker economy given its customer base’s higher household income relative to some of its peers.

We established a Fund position in Paylocity Holding in February 2022. Paylocity Holding provides cloud-based payroll and human capital management software solutions for medium-sized organizations. We favored the company based on what we viewed as its strong top-line growth in the payroll/human capital management space with solid free cash flow and earnings before interest, taxes, depreciation and amortization margins. We also felt the company has a best-in-class product suite along with strong up-sell and cross-sell potential. We further believe payroll/human capital management options will become front of mind again as firms seek to attract and retain talent.

Conversely, in addition to the sale of Enphase Energy mentioned earlier, we exited the Fund’s position in FIGS, a direct-to-consumer health care apparel and lifestyle brand, during the Reporting Period. We sold the position given our concerns related to the demand outlook amid macroeconomic headwinds and a potential trade down from its customer base.

We sold the Fund’s hedging position in aerospace and space company Virgin Galactic Holdings in October 2021. The company had a significant position in the Russell Index — which was the impetus for the hedge, but as its weight decreased in the Russell Index, the need for the hedge was eliminated.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

29

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to industrials, financials, consumer staples, communication services, energy and real estate increased and its allocations to information technology and consumer discretionary decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2022?

A	At the end of August 2022, the Fund had overweighted position relative to the Russell Index in the industrials and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, consumer discretionary, energy and real estate. The Fund was rather neutrally weighted to the Russell Index in health care, materials, consumer staples and communication services and had no position at all in utilities at the end of the Reporting Period.

30

FUND BASICS

Small/Mid Cap Growth Fund

as of August 31, 2022

TOP TEN HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business

RBC Bearings, Inc.	2.0%	Machinery
Ashland, Inc.	2.0	Chemicals
BJ’s Wholesale Club Holdings, Inc.	1.9	Food & Staples Retailing
Paylocity Holding Corp.	1.8	Software
Nordson Corp.	1.8	Machinery
Lattice Semiconductor Corp.	1.7	Semiconductors & Semiconductor Equipment
Tetra Tech, Inc.	1.7	Commercial Services & Supplies
Neurocrine Biosciences, Inc.	1.7	Biotechnology
Jacobs Solutions, Inc.	1.7	Professional Services
RPM International, Inc.	1.7	Chemicals

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

31

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $1,000,000 investment made on September 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small/Mid Cap Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2012 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-29.64%	11.22%	11.92%	—
Including sales charges	-33.52%	9.97%	11.30%	—

Class C
Excluding contingent deferred sales charges	-30.18%	10.39%	11.09%	—
Including contingent deferred sales charges	-30.88%	10.39%	11.09%	—

Institutional	-29.42%	11.59%	12.33%	—

Service	-29.78%	11.04%	11.76%	—

Investor	-29.47%	11.50%	12.20%	—

Class R6 (Commenced July 31, 2015)	-29.41%	11.60%	N/A	8.85%

Class R	-29.82%	10.95%	11.64%	—

Class P (Commenced April 17, 2018)	-29.41%	N/A	N/A	9.64%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

32

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund seeks to achieve its investment objective of seeking long-term growth of capital by investing, under normal circumstances, in companies that are considered by the Investment Adviser to be positioned for long-term growth. The Fund’s fundamental equity growth investment process involves evaluating potential investments based on specific characteristics believed to indicate a high quality business with sustainable growth including strong business franchises, favorable long-term prospects and excellent management.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -25.42%, -25.97%, -25.16%, -25.59%, -25.18%, -25.09%, -25.57% and -25.12%, respectively. These returns compare to the -19.06% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Russell Index on a relative basis during the Reporting Period, attributable primarily to stock selection overall. Sector allocation as a whole also detracted from relative performance, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in information technology, consumer discretionary and communication services detracted from the Fund’s relative performance most during the Reporting Period. Allocation positioning in communication services also hurt. Only partially offsetting these detractors was effective stock selection in industrials and financials, the only two sectors to contribute positively to the Fund’s relative results during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The stocks detracting most from the Fund’s results relative to the Russell Index were PayPal Holdings, Snap and Netflix.

Shares of digital payment technology company PayPal Holdings initially declined during the Reporting Period amid rumors the company was looking to acquire Pinterest, though PayPal Holdings ultimately decided the move would be too difficult to accomplish. Further, the company’s earnings report in November 2021 exceeded consensus expectations on earnings per share, but revenue fell below consensus expectations. The lesser volumes were caused by lower than consensus expected back-to-school spending along with a travel slowdown due to the COVID-19 variants. Its shares then depreciated following the company’s fourth quarter 2021 earnings announcement, wherein they issued disappointing forward guidance amid supply-chain issues, inflation, labor shortages and weaker consumer sentiment. The company’s stock depreciated further in the second quarter of 2022, as there were longer-term market share concerns with lowered revenue growth and operating margins adjusted downward, and the concerns of the prior quarter remained overhangs. At the end of the Reporting Period, we maintained our conviction in the company, as, in our view, it has the resources and capability to continue to grow its core customer base as it focuses on user engagement. As a scaled player in the payment industry, we believed PayPal Holdings was well positioned to leverage its existing customer base to implement any new payment technology. Also, we believed its strong balance sheet should allow it to either develop new technology, such as “buy now, pay later,” in house or to acquire an existing player within the industry.

Snap is a social media and camera company that develops and provides applications and products for communication. A broader impact of supply-chain shortages and Apple’s IDFA erosion weighed on advertiser demand, ultimately

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PORTFOLIO RESULTS

driving Snap’s quarterly earnings results lower. (The Identifier for Advertisers (“IDFA”) is a random device identifier assigned by Apple to a user’s device. Advertisers use this to track data so they can deliver customized advertising. The IDFA is used for tracking and identifying a user without revealing personal information.) Then, after issuing guidance that contradicted previous revenue and profit targets in May 2022, the company’s stock suffered a substantial pullback, as investors were uneasy about macroeconomic pressures facing the company. The company announced a disappointing quarter, as it saw increased competition for advertising dollars and macroeconomic headwinds. The company illustrated a slowdown in the advertising market and did not provide a guide for the third calendar quarter. However, the company had strong engagement trends and daily active user growth, and the longer-term goal of artificial reality and maps monetization remained intact. At the end of the Reporting Period, we continued to believe user growth and engagement were still positive, and we expected new products to drive higher revenue. Longer term, we believed Snap remained well situated to take incremental share of digital ad dollars, as it continued to drive user engagement with innovative features and has a strong management team, in our view, committed to execution. Furthermore, its shares depreciated due to no company-specific news but rather due to a broad and abrupt market reversal from high growth names to value due to concerns around rising interest rates, which, in turn, drove losses across the technology industry.

Shares of media content provider Netflix depreciated in November 2021 after announcing its free suite of mobile games for existing Netflix users. The stock dropped further at the end of the month after European telecommunications Chief Executive Officers released a joint statement saying that major U.S. technology companies need to help fund network costs being caused by their platforms’ traffic. Its stock price declined again in January 2022 on a disappointing miss of consensus estimates on subscriber numbers in the fourth quarter of 2021, and the company cut its first quarter 2022 guidance for new customers as streaming competition mounted challenges. Then, in April 2022, its stock price declined further after the company reported earnings, revealing it had lost 200,000 subscribers in that first quarter of 2022 and expected to lose more in the second calendar quarter. While we continued to like the company, we saw some near-term headwinds facing the business, such as increased competition and macroeconomic pressures. We sold the position in favor what we considered to be better risk/reward profiles elsewhere, but we intend to keep monitoring the company for a longer-term opportunity.

Q	What were some of the Fund’s best-performing individual stocks?

A	Those stocks the Fund benefited most from relative to the Russell Index were positions in Union Pacific, Eli Lilly and Company and Argenx.

Shares of railroad and freight transportation services provider Union Pacific appreciated in October 2021, highlighted by a largely positive earnings release against a challenging operating backdrop. Its management did lower its guidance as a result of ongoing weakness in auto carloads due to chip shortages and pressure on network fluidity. In late January 2022, the company reported operating results slightly above consensus expectations, driven by better yields. Increasing fuel prices were a slight headwind to the business, though it also served as a tailwind for the broader rail industry as it offered a cheaper shipping alternative compared to trucking. Strength in the coal business also was a byproduct of these conditions. In March 2022, Union Pacific’s shares rallied along with the broader industry. At the end of the Reporting Period, we remained optimistic about Union Pacific’s long-term opportunity to gain intermodal market share for rails relative to trucking. We were also constructive about intermodal pricing gains as well as margin improvement opportunities when near-term supply-chain challenges begin to subside and system fluidity improves.

Eli Lilly and Company develops and manufactures pharmaceutical products. Its earnings results in the first quarter of 2022 beat consensus estimates by three cents with adjusted quarterly earnings of $2.49 per share, while its revenue beat consensus forecasts as well. These results were boosted by a jump in sales of the company’s Trulicity diabetes drug and COVID-19 therapies. Eli Lilly and Company was able to achieve 10% growth outside of its COVID-19 work and saw more than 60% of its revenues in the fourth quarter of 2021 coming from its “growth brand” of pharmaceutical products. Also, five new medicines were on deck to launch during the next two years. In August 2022, its earnings report featured a slight miss compared to consensus expectations, but the company maintained its full-year guidance and announced that all its drug launches remained on track. At the end of the Reporting Period, we continued to view Eli Lilly and Company as one of the fastest growing pharmaceuticals companies with no major patent concerns until 2030 and a robust new product pipeline with multi-billion dollar opportunities ahead.

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PORTFOLIO RESULTS

Global immunology company Argenx was a new purchase for the Fund during the Reporting Period. Its stock gained strength, as the Committee for Medicinal Products for Human Use (“CHMP”) gave a positive opinion and then authorized the use of Argenx’s Vyvgart, used to treat a disease called myasthenia gravis. (The CHMP is the committee for the European Medicines Agency that is responsible for preparing opinions on questions concerning human medicines.) Argenx subsequently reported a strong first quarter of 2022 based on the Vyvgart launch, with sales of $21 million, well above consensus estimates of $6 million. At the end of the Reporting Period, we remained constructive on the company, as patient starts were robust for the ongoing launch of Vyvgart, and the company, in our view, seemed well positioned to continue to support the growth trajectory of its business.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Argenx mentioned earlier, we established a Fund position in health care and insurance company UnitedHealth Group during the Reporting Period. We believe the company should benefit from its recent acquisition of health care provider EMIS, as it should provide synergy opportunities and increase product exposure in the U.K. We also believe in Optum’s robust growth strategy, as it generated strong double-digit sales during the Reporting Period and provides geographical diversification. (Optum, the fastest growing part of UnitedHealth Group, is a leading information and technology-enabled health services business.) Overall, we are constructive on the managed care organization portion of the health care sector and believe the company is well positioned to execute ahead of consensus expectations.

We initiated a Fund position in multinational information technology services and consulting company Accenture during the Reporting Period. We believe Accenture is a market leader and a well-managed company that should benefit in a robust demand environment. Further, we believe its stock was trading, at the time of purchase, at an attractive valuation given that the company had lagged comparable peers in the months prior and believe the market was underappreciating Accenture’s growth prospects.

Conversely, in addition to the sale of Netflix, already mentioned, we exited the Fund’s position in social media company Meta Platforms during the Reporting Period. The company, formerly known as Facebook, has struggled with macroeconomic headwinds as rising interest rates and inflation have impacted the company’s profitability. In response, the firm strategically froze hiring and cut expenses for the near term to preserve operating profits. Despite the company’s capital intensive investments within the metaverse space, we ultimately decided to sell the position in favor of what we saw as better risk/reward opportunities.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and information technology increased and its allocation to communication services decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2022?

A	At the end of August 2022, the Fund had overweighted allocations relative to the Russell Index in health care and materials and underweighted positions compared to the Russell Index in financials, industrials and communication services. The Fund was rather neutrally weighted in the consumer discretionary, consumer staples, information technology and real estate sectors of the Russell Index and had no positions at all in utilities and energy at the end of the Reporting Period.

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FUND BASICS

Strategic Growth Fund

as of August 31, 2022

TOP TEN HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	13.3%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	10.6	Software
Amazon.com, Inc.	6.5	Internet & Direct Marketing Retail
Tesla, Inc.	3.4	Automobiles
Alphabet, Inc., Class A	2.9	Interactive Media & Services
Alphabet, Inc., Class C	2.7	Interactive Media & Services
Mastercard, Inc., Class A	2.7	IT Services
NVIDIA Corp.	2.4	Semiconductors & Semiconductor Equipment
UnitedHealth Group, Inc.	2.4	Health Care Providers & Services
Eli Lilly & Co.	2.1	Pharmaceuticals

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS STRATEGIC GROWTH FUND

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $1,000,000 investment made on September 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Strategic Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2012 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-25.42%	12.38%	13.18%	—
Including sales charges	-29.54%	11.12%	12.55%	—

Class C
Excluding contingent deferred sales charges	-25.97%	11.54%	12.33%	—
Including contingent deferred sales charges	-26.41%	11.54%	12.33%	—

Institutional	-25.16%	12.80%	13.62%	—

Service	-25.59%	12.24%	13.05%	—

Investor	-25.18%	12.67%	13.46%	—

Class R6 (Commenced July 31, 2015)	-25.09%	12.84%	N/A	11.81%

Class R	-25.57%	12.10%	12.92%	—

Class P (Commenced April 17, 2018)	-25.12%	N/A	N/A	11.28%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs Technology Opportunities Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes (measured at time of purchase) in equity investments in technology companies. The Fund seeks to achieve its investment objective of long-term growth of capital by investing, under normal circumstances, in companies that are considered by the Investment Adviser to benefit from the proliferation of technology. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets measured at the time of purchase in foreign securities, including securities of issuers in countries with emerging markets or economies and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Technology Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -29.60%, -30.13%, -29.38%, -29.76%, -29.42%, -29.38% and -29.38%, respectively. These returns compare to the -21.99% average annual total return of the Fund’s benchmark, the NASDAQ Composite Total Return Index (the “NASDAQ Composite”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the NASDAQ Composite on a relative basis during the Reporting Period due primarily to stock selection overall. Sector allocation positioning as a whole contributed positively to relative performance.

Q	Which equity market sectors most significantly affected Fund performance?

A	As both the Fund and the NASDAQ Composite have the majority of their respective assets allocated to the information technology sector, broad equity market sector performance generally does not have a meaningful impact on relative performance. That said, weak stock selection within the information technology and consumer discretionary sectors detracted most from the Fund’s relative results during the Reporting Period. Having no exposure to consumer staples, which outperformed the NASDAQ Composite Index during the Reporting Period, further dampened relative results. These detractors were partially offset by effective stock selection in the real estate sector, which contributed positively. Having no exposure to the health care sector, which underperformed the NASDAQ Composite Index during the Reporting Period, also helped.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the NASDAQ Composite were positions in Apple, Snap and PayPal Holdings.

Information technology behemoth Apple was a top detractor from relative returns during the Reporting Period because of the Fund’s underweighted position in this strongly performing stock. In January 2022, its stock rallied after Apple reported a strong quarter due to iPhone sales and service revenues coming in better than it expected. The Fund was underweight Apple, as we believed the upcoming iPhone cycle would be more muted than the market was expecting and because we had concerns about the prospects ahead for its services businesses given the possibility of app store regulation and friction around the search relationship.

Snap is a social media and camera company that develops and provides applications and products for communication. A broader impact of supply-chain shortages and Apple’s IDFA erosion weighed on advertiser demand, ultimately driving Snap’s quarterly earnings results lower. (The Identifier for Advertisers (“IDFA”) is a random device identifier assigned by Apple to a user’s device. Advertisers

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PORTFOLIO RESULTS

use this to track data so they can deliver customized advertising. The IDFA is used for tracking and identifying a user without revealing personal information.) Then, after issuing guidance that contradicted previous revenue and profit targets in May 2022, the company’s stock suffered a substantial pullback, as investors were uneasy about macroeconomic pressures facing the company. The company announced a disappointing quarter, as it saw increased competition for advertising dollars and macroeconomic headwinds. The company illustrated a slowdown in the advertising market and did not provide a guide for the third calendar quarter. However, the company had strong engagement trends and daily active user growth, and the longer-term goal of artificial reality and maps monetization remained intact. At the end of the Reporting Period, we continued to believe user growth and engagement were still positive, and we expected new products to drive higher revenue. Longer term, we believed Snap remained well situated to take incremental share of digital ad dollars, as it continued to drive user engagement with innovative features and has a strong management team, in our view, committed to execution. Furthermore, its shares depreciated due to no company-specific news but rather due to a broad and abrupt market reversal from high growth names to value due to concerns around rising interest rates, which, in turn, drove losses across the technology industry.

Shares of digital payment technology company PayPal Holdings initially declined during the Reporting Period amid rumors the company was looking to acquire Pinterest, though PayPal Holdings ultimately decided the move would be too difficult to accomplish. Further, the company’s earnings report in November 2021 exceeded consensus expectations on earnings per share, but revenue fell below consensus expectations. The lesser volumes were caused by lower than consensus expected back-to-school spending along with a travel slowdown due to the COVID-19 variants. Its shares then depreciated following the company’s fourth quarter 2021 earnings announcement, wherein they issued disappointing forward guidance amid supply-chain issues, inflation, labor shortages and weaker consumer sentiment. The company’s stock depreciated further in the second quarter of 2022, as there were longer-term market share concerns with lowered revenue growth and operating margins adjusted downward, and the concerns of the prior quarter remained overhangs. At the end of the Reporting Period, we maintained our conviction in the company, as, in our view, it has the resources and capability to continue to grow its core customer base as it focuses on user engagement. As a scaled player in the payment industry, we believed PayPal Holdings was well positioned to leverage its existing customer base to implement any new payment technology. Also, we believed its strong balance sheet should allow it to either develop new technology, such as “buy now, pay later,” in house or to acquire an existing player within the industry.

Q	What were some of the Fund’s best-performing individual stocks?

A	Those stocks the Fund benefited most from relative to the NASDAQ Composite were positions in Palo Alto Networks, Meta Platforms and KLA.

A largely positive earnings report drove the stock of network security solutions provider Palo Alto Networks higher in late August 2021, just before the start of the Reporting Period. Accelerated billings growth and total revenue both saw better than consensus expected results unfold. Then, another largely positive earnings report drove its stock higher in late February 2022. Billing growth continued to accelerate on the back of its next generation security business, while its other business segments and customer expansion surprised on the upside as well. Further, in August 2022, the company posted its fiscal fourth quarter 2022 earnings, reporting billings growth ahead of guidance and consensus estimates. The strong results were driven by continued strength of its next generation security business. It has become evident to us that companies are increasing their demand for firewalls, as they scramble to protect their businesses and data from digital threats. At the end of the Reporting Period, we continued to believe Palo Alto Network’s strong pipeline will feed the business, and its recent management changes reflected the company’s focus on securing larger customers going forward while adding accretive incremental operating margin.

Meta Platforms engages in the development of social media applications. The company, formerly known as Facebook, was a top contributor to relative results because the Fund held an underweighted position in this weakly-performing stock during the Reporting Period. In February 2022, the company announced materially lowered forward guidance. Issues of concerns included social media competition/engagement, introduction of Reels to compete with TikTok with limited traction, and IDFA concerns as it related to pending regulations being imposed. (The Identifier for Advertisers (“IDFA”) is a random device identifier assigned by Apple to a user’s device. Advertisers use this to track data so they can deliver customized advertising. The IDFA is used for tracking and identifying a user without revealing personal

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PORTFOLIO RESULTS

information.) At the end of the Reporting Period, the Fund maintained a position in Meta Platforms because we believed the company has an attractive valuation and is focusing its efforts on different new devices to diversify and enter new markets. We were also optimistic the company will continue what we view as its attractive operating margins and that the broader industry has positive tailwinds. However, a fair amount of uncertainty remained surround the future prospects of Meta Platforms. As such, we trimmed the Fund’s position in Meta Platforms during the Reporting Period. We had exited the position completely earlier in the Reporting Period but then reinitiated the position in August 2022, encouraged by some Reels traction and cost saving efforts by the company and based on our view it was trading at an attractive valuation.

KLA, a semiconductor equipment company, reported a solid beat of consensus expectations and raised its forward guidance in May 2022. This came at a time when its semiconductor equipment peers were guiding their revenues lower due to supply-chain concerns. Even though supply-chain challenges persisted, KLA benefitted from both strong execution and a rather simplistic supply chain given that its business is focused on process control equipment, which scans wafers and semiconductors for imperfections — as compared to its peers who are more diversified. At the end of the Reporting Period, we viewed KLA as the market leader in its space, as it controls approximately 60% of its market and has, in our opinion, a world-class, efficient process to detect wafer defects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Salesforce, a leading cloud-based software solutions provider for customer relationship management (“CRM”). We are positive on Salesforce because companies are increasing their information technology budgets to include CRM software, and, in our view, the company’s growth reflects this strong demand. We are also optimistic about the company’s integration of Slack, a workplace communication platform, and the synergies it may create going forward. Additionally, we believe Salesforce is likely to be a key beneficiary of growth in cloud software globally.

We established a Fund position in multinational semiconductor company Analog Devices during the Reporting Period. We believe the company’s leadership position in analog semiconductors could benefit from the acceleration of 5G (fifth generation) buildout. In our view, strong end-market demand may continue to drive growth organically as the company expands its production capacity. Also, we believe the company’s use of capital favors equity holders given its history of returning free cash flow through stock buybacks and dividends. However, in June 2022, we exited the Fund’s position in Analog Devices after its stock reached our price target. Adhering to our strong valuation discipline, we decided to exit the Fund’s position and redeploy the capital into other semiconductor companies with what we saw as more compelling risk/reward profiles.

We exited the Fund’s position in financial services company Mastercard during the Reporting Period. The company has struggled from cross-border and geopolitical headwinds, even as it continued to see the number of transactions rising back to pre-pandemic levels. Further, the company had priced in a slowdown in Ukraine and had monitored COVID-19 infection rates and inflation as travel-related spending tends to skew toward credit. Despite promising recovery in cross-border transactions, we decided to sell the position in favor of another company within the payments industry.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology and real estate increased relative to the NASDAQ Composite and its relative exposure to communication services decreased.

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PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of August 2022?

A	At the end of August 2022, the Fund was overweighted relative to the NASDAQ Composite in the information technology and real estate sectors. On the same date, the Fund had underweighted exposure compared to the NASDAQ Composite in consumer discretionary, communication services and industrials. The Fund had no exposure to the utilities, materials, energy, health care, consumer staples or financials sectors at the end of the Reporting Period.

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FUND BASICS

Technology Opportunities Fund

as of August 31, 2022

TOP TEN HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	12.0%	Software
Amazon.com, Inc.	8.6	Internet & Direct Marketing Retail
Apple, Inc.	5.4	Technology Hardware, Storage & Peripherals
Alphabet, Inc., Class C	4.7	Interactive Media & Services
Adobe, Inc.	4.0	Software
American Tower Corp. REIT	3.4	Equity Real Estate Investment Trusts (REITs)
Accenture PLC, Class A	3.3	IT Services
Palo Alto Networks, Inc.	3.1	Software
KLA Corp.	3.1	Semiconductors & Semiconductor Equipment
Equinix, Inc. REIT	2.8	Equity Real Estate Investment Trusts (REITs)

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Performance Summary

August 31, 2022

The following graph shows the value as of August 31, 2022, of a $10,000 investment made on September 1, 2012 in Class A Shares at NAV (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the NASDAQ Composite Total Return Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Technology Opportunities Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2012 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-29.60%	13.41%	14.82%	—
Including sales charges	-33.47%	12.14%	14.17%	—

Class C
Excluding contingent deferred sales charges	-30.13%	12.58%	13.97%	—
Including contingent deferred sales charges	-30.83%	12.58%	13.97%	—

Institutional	-29.38%	13.79%	15.24%	—

Service	-29.76%	13.21%	14.66%	—

Investor (Commenced September 30, 2010)	-29.42%	13.70%	15.11%	—

Class R6 (Commenced December 29, 2017)	-29.38%	N/A	N/A	13.25%

Class P (Commenced April 17, 2018)	-29.38%	N/A	N/A	11.53%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs U.S. Equity ESG Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments of U.S. issuers that Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) believes adhere to the Fund’s environmental, social and governance (“ESG”) criteria. Such equity investments may include exchange-traded funds (“ETFs”), futures and other instruments with similar economic exposures. The Fund seeks to achieve its investment objective of long-term growth of capital by investing, under normal circumstances, in U.S. companies that are considered by the Investment Adviser to be positioned for long-term growth of capital. The Fund may also invest up to 20% of its Net Assets in equity investments that may not adhere to the Fund’s ESG criteria, in non-U.S. issuers, and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs U.S. Equity ESG Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31. 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -18.42%, -19.04%, -18.13%, -18.22%, -18.13%, -18.62% and -18.14%, respectively. These returns compare to the -11.23% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “S&P 500 Index”), during the same period.

Q	What are the Fund’s investment criteria?

A	The Fund’s ESG criteria are generally designed to exclude companies that are involved in, and/or derive significant revenue from certain industries or product lines, including gambling, alcohol, tobacco, adult entertainment, for-profit prisons, oil and gas exploration and production, coal and weapons. Once the Investment Adviser determines that an issuer meets the Fund’s ESG criteria, the Investment Adviser conducts a supplemental analysis of individual companies’ corporate governance factors and a range of environmental and social factors that may vary by sector. This supplemental analysis is conducted alongside traditional fundamental, bottom-up financial analysis of individual companies, using traditional fundamental metrics. The Investment Adviser may engage in active dialogues with company management teams to further inform investment decision-making and to foster best corporate governance practices using its fundamental and ESG analysis.

The Investment Adviser may sell holdings for several reasons, including, among others, changes in a company’s fundamentals or earnings, a company no longer meeting the Fund’s ESG criteria, or a company otherwise failing to conform to the Investment Adviser’s investment philosophy.

The Fund seeks to provide broad U.S. equity market exposure by investing in securities of U.S. issuers of any investment style.

The Fund’s performance benchmark index is the S&P 500 Index.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the S&P 500 Index on a relative basis during the Reporting Period due primarily to stock selection overall. Sector allocation as a whole also detracted from relative performance.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sector that detracted most from the Fund’s relative performance was energy, as the Fund held no exposure to this most strongly performing sector in the S&P 500 Index during the Reporting Period. Also, weak stock selection in the consumer discretionary and materials sectors dampened the Fund’s relative results. Only partially offsetting these detractors was stock selection in the health care, communication services and real estate sectors, which contributed positively.

44

PORTFOLIO RESULTS

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Those stocks detracting most from the Fund’s results relative to the S&P 500 Index were positions in Affirm Holdings, Etsy and Ball.

Financial technology company Affirm Holdings originally suffered during the Reporting Period from the widespread reversal away from high growth companies as interest rate hikes waned on valuations. Then, its shares declined following its fourth quarter 2021 earnings release in February 2022, which featured better than consensus revenue and gross merchandise value (“GMV”) results, but its forward guidance concerned investors with its management pointing out a potential step down in GMV results and elevated transaction costs. Regarding transaction costs, the company’s long-term target on revenue excluding these costs as a percentage of GMV had not changed, which we viewed as a favorable sign. However, the company struggled amid macroeconomic headwinds, such as record level inflation, rising interest rates and decreased consumer spending, which together raised concerns about subprime credit lending and profitability. We had established a Fund position in Affirm Holdings earlier in the Reporting Period and despite the firm’s strong earnings and exclusive partnership to grow its GMV, we ultimately sold the position in favor a what we saw as a better risk/reward opportunity.

Sales of global online marketplace operator Etsy declined during the Reporting Period, as more customers elected to defer purchases on the platform given the weakening macroenvironment and rising inflation. Still, we believed Etsy’s platform was better positioned than the broader retail industry and its stock was overpunished by the market. As other retailers continued to build inventory levels to protect from supply-chain issues, they then faced an abundance of supply, which benefits Etsy’s off-price model, in our opinion. We believe this model also tends to do well in recessionary periods. At the end of the Reporting Period, we believed the company continued to have a compelling cash flow profile and had reached a point where its valuation was compelling.

Shares of metal packaging provider Ball performed well in the late part of 2021 based on strong performance reports, but its first quarter 2022 earnings report missed consensus expectations. The miss was mostly driven by an approximately 21% volume decline in its Latin American business due to flooding in the region. Also, its earnings report released in early August 2022 featured surprisingly weak results due to a sizeable slowdown in its Americas business, as consumers came under cost pressures. At the end of the Reporting Period, our longer-term investment thesis for Ball remained intact, as we continued to see a multi-year growth story for aluminum products, for which Ball should be a primary beneficiary.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P 500 Index from positions in Wolfspeed, Humana and CVS Health.

Shares of semiconductor company Wolfspeed fluctuated similarly to the broader semiconductor industry, with strong performance at the end of 2021 and then supply-chain concerns driving the stock down early in 2022. Its most positive results came in August 2022 with revenues, gross margins and forward guidance all surpassing consensus expectations. With auto electrification continuing to happen at an earlier and steeper pace than many had anticipated, we believed at the end of the Reporting Period that Wolfspeed was well positioned to capitalize on the opportunity.

Shares of health insurance services provider Humana fell by approximately 10% in early January 2022 when its net membership growth estimates for Medicare Advantage products were reduced significantly. However, its shares rebounded relatively quickly after this announcement, as its earnings results continued to surpass market expectations throughout the first eight months of 2022. At the end of the Reporting Period, we continued to view Humana as one of our preferred names within the health insurance industry.

Healthcare services provider CVS Health provided updated earnings guidance in January 2022 that was meaningfully higher than its prior guidance and consensus expectations. The raised guidance came before its fourth quarter 2021 earnings announcement and followed the strong momentum of its third quarter 2021 results. Its earnings in the spring of 2022 reflected strength in the health care insurance business, though cost pressures and operating margins became a potential concern. It reaffirmed our investment thesis on the company, wherein we believe CVS Health will likely benefit from its transition to a healthcare enterprise, potentially driving faster growth. Despite the challenging operating environment and the roll-off of some COVID-19-driven business, success, in our view, can been seen in the company’s foundational business, accelerated by the strategy of its management.

45

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Xylem, which designs and manufactures engineered technologies for the water industry, in July 2022. We believe the company aligns with our current view of the market cycle and that Xylem may be positioned for outsized margin improvement and top-line performance in comparison to its peers.

We established a Fund position in off-price retailer Ross Stores in July 2022. The optimism we held for off-price retailers in the last months of the Reporting Period was high, and we felt Ross Stores’ 100% domestic business was attractive relative to its peers. In addition, Ross Stores may be positioned, in our opinion, to take advantage of healthy deals in the marketplace and may also be able to ride market tailwinds to an improved revenue and margin outlook.

Conversely, we exited the Fund’s position in financial services company Visa in January 2022. We sold the company’s stock, as we believed alternative payment methods could drive long-term market share uncertainty. However, we intend to continue to monitor adoption trends in the “buy now, pay later” category and take that into account going forward.

We sold the Fund’s position in railroad and freight transportation services provider Union Pacific in April 2022. Our concerns heightened regarding network fluidity, as the risk for West Coast port disruptions increased. After our analysis, we decided to exit the position in favor of a competitor with what we considered to be a more attractive risk/reward opportunity.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, health care and industrials increased and its allocations to financials, information technology and materials decreased compared to the S&P 500 Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2022?

A	At the end of August 2022, the Fund had overweighted positions relative to the S&P 500 Index in industrials, utilities, health care and materials. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in information technology, consumer staples and financials and was rather neutrally weighted to the S&P 500 Index in consumer discretionary, communication services and real estate. The Fund had no position at all in energy at the end of the Reporting Period.

46

FUND BASICS

U.S. Equity ESG Fund

as of August 31, 2022

TOP TEN HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	7.0%	Software
Apple, Inc.	6.3	Technology Hardware, Storage & Peripherals
Alphabet, Inc., Class A	3.8	Interactive Media & Services
NextEra Energy, Inc.	3.3	Electric Utilities
Procter & Gamble Co. (The)	3.2	Household Products
Eli Lilly & Co.	3.1	Pharmaceuticals
JPMorgan Chase & Co.	3.1	Banks
Danaher Corp.	2.9	Life Sciences Tools & Services
CVS Health Corp.	2.7	Health Care Providers & Services
American Tower Corp. REIT	2.6	Equity Real Estate Investment Trusts (REITs)

[1]	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATION[2]

As of August 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

47

GOLDMAN SACHS U.S. EQUITY ESG FUND

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $1,000,000 investment made on September 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Equity ESG Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2012 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-18.42%	10.58%	11.25%	—
Including sales charges	-22.91%	9.35%	10.62%	—

Class C
Excluding contingent deferred sales charges	-19.04%	9.76%	10.42%	—
Including contingent deferred sales charges	-19.85%	9.76%	10.42%	—

Institutional	-18.13%	10.98%	11.67%	—

Investor	-18.22%	10.87%	11.53%	—

Class R6 (Commenced July 31, 2015)	-18.13%	10.98%	N/A	9.34%

Class R	-18.62%	10.31%	10.99%	—

Class P (Commenced April 17, 2018)	-18.14%	N/A	N/A	10.40%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

48

FUND BASICS

Index Definitions

The S&P 500® Index is the Standard & Poor’s® 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The S&P 500® Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 3000® Index is a market capitalization weighted equity index maintained by the FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks which represent about 98% of all U.S incorporated equity securities. It is not possible to invest directly in an index.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Russell 1000 Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. It is not possible to invest directly in an index.

The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell Midcap® Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2500® Growth Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the US equity universe. The Russell 2500® Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small- to mid-cap growth manager’s opportunity set. The Russell 2500® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The NASDAQ Composite Index includes all domestic and international based common type stocks listed on The NASDAQ Stock Market. The NASDAQ Composite Index is a broad based Index. It is not possible to invest directly in an index.

49

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 99.4%
Aerospace & Defense – 1.4%
12,438	Boeing Co. (The)*	$1,993,189

Auto Components – 1.8%
28,516	Aptiv PLC*	2,664,250

Biotechnology – 4.8%
5,779	Argenx SE ADR (Netherlands) *	2,183,711
16,612	BioMarin Pharmaceutical, Inc.*	1,481,790
15,645	Sarepta Therapeutics, Inc.*	1,711,250
10,966	Seagen, Inc.*	1,691,944

		7,068,695

Chemicals – 2.4%
14,928	Sherwin-Williams Co. (The)	3,464,789

Equity Real Estate Investment Trusts (REITs) – 2.6%
14,955	American Tower Corp. REIT	3,799,318

Food Products – 2.3%
39,155	McCormick & Co., Inc.	3,291,761

Health Care Equipment & Supplies – 5.2%
92,896	Boston Scientific Corp.*	3,744,638
7,555	Insulet Corp.*	1,930,076
9,351	Intuitive Surgical, Inc.*	1,923,874

		7,598,588

Health Care Providers & Services – 1.7%
5,297	Humana, Inc.	2,551,989

Health Care Technology – 1.2%
9,133	Veeva Systems, Inc., Class A*	1,820,389

Hotels, Restaurants & Leisure – 2.6%
14,836	McDonald’s Corp.	3,742,826

Household Products – 1.9%
20,190	Procter & Gamble Co. (The)	2,785,009

Interactive Media & Services – 6.8%
41,391	Alphabet, Inc., Class A*	4,479,334
35,580	Alphabet, Inc., Class C*	3,883,557
151,322	Snap, Inc., Class A*	1,646,383

		10,009,274

Internet & Direct Marketing Retail – 5.6%
52,640	Amazon.com, Inc.*	6,673,173
13,962	Etsy, Inc.*	1,474,527

		8,147,700

IT Services – 8.9%
12,617	Accenture PLC, Class A	3,639,500
14,189	Mastercard, Inc., Class A	4,602,486
22,835	PayPal Holdings, Inc.*	2,133,702
14,684	Snowflake, Inc., Class A*	2,657,070

		13,032,758

Life Sciences Tools & Services – 1.9%
10,546	Danaher Corp.	2,846,471

Common Stocks – (continued)
Pharmaceuticals – 3.2%
15,720	Eli Lilly & Co.	4,735,335

Professional Services – 2.1%
16,623	Verisk Analytics, Inc.	3,111,161

Road & Rail – 1.4%
7,710	Old Dominion Freight Line, Inc.	2,092,571

Semiconductors & Semiconductor Equipment – 6.4%
6,984	KLA Corp.	2,403,404
68,774	Marvell Technology, Inc.	3,219,999
24,549	NVIDIA Corp.	3,705,426

		9,328,829

Software – 17.0%
7,871	Adobe, Inc.*	2,939,346
8,029	Atlassian Corp. PLC, Class A*	1,988,462
16,079	Bill.com Holdings, Inc.*	2,602,869
59,305	Microsoft Corp.	15,506,478
11,260	Workday, Inc., Class A*	1,852,946

		24,890,101

Specialty Retail – 3.3%
7,297	RH*	1,867,375
33,428	Ross Stores, Inc.	2,883,834

		4,751,209

Technology Hardware, Storage & Peripherals – 11.1%
102,895	Apple, Inc.	16,177,152

Textiles, Apparel & Luxury Goods – 3.8%
7,411	Lululemon Athletica, Inc.*	2,223,003
31,368	NIKE, Inc., Class B	3,339,124

		5,562,127

TOTAL COMMON STOCKS
(Cost $95,004,005)		$145,465,491

Shares	Dividend Rate	Value

Investment Company – 0.4%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
601,795	2.154%	$601,795
(Cost $601,795)

TOTAL INVESTMENTS – 99.8%
(Cost $95,605,800)		$146,067,286

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		233,197

NET ASSETS – 100.0%		$146,300,483

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS FLEXIBLE CAP FUND

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 99.3%
Aerospace & Defense – 1.3%
2,085	Boeing Co. (The)*	$334,122
2,132	Woodward, Inc.	198,425

		532,547

Air Freight & Logistics – 0.3%
682	United Parcel Service, Inc., Class B	132,656

Auto Components – 0.6%
2,493	Aptiv PLC*	232,921

Automobiles – 1.4%
2,062	Tesla, Inc.*	568,308

Banks – 3.4%
14,693	Bank of America Corp.	493,832
5,192	Citizens Financial Group, Inc.	190,443
1,125	East West Bancorp, Inc.	81,191
5,492	JPMorgan Chase & Co.	624,605

		1,390,071

Beverages – 1.3%
1,447	Coca-Cola Co. (The)	89,295
3,790	Coca-Cola Europacific Partners PLC (United Kingdom)	186,354
961	Constellation Brands, Inc., Class A	236,454
227	PepsiCo, Inc.	39,105

		551,208

Biotechnology – 2.6%
624	AbbVie, Inc.	83,903
1,108	Biogen, Inc.*	216,481
2,386	BioMarin Pharmaceutical, Inc.*	212,831
4,924	Gilead Sciences, Inc.	312,526
2,139	Neurocrine Biosciences, Inc.*	223,804

		1,049,545

Building Products – 1.1%
1,942	Allegion PLC	184,684
1,612	Trane Technologies PLC	248,361

		433,045

Capital Markets – 3.7%
942	Ameriprise Financial, Inc.	252,465
5,040	Charles Schwab Corp. (The)	357,588
4,257	Morgan Stanley	362,782
2,379	Raymond James Financial, Inc.	248,296
838	S&P Global, Inc.	295,127

		1,516,258

Chemicals – 2.1%
1,428	Ecolab, Inc.	233,949
1,323	Linde PLC (United Kingdom)	374,224
1,072	Sherwin-Williams Co. (The)	248,811

		856,984

Communications Equipment – 1.0%
9,624	Cisco Systems, Inc.	430,385

Common Stocks – (continued)
Consumer Finance – 0.8%
2,120	American Express Co.	322,240

Diversified Financial Services – 0.9%
1,381	Berkshire Hathaway, Inc., Class B*	387,785

Diversified Telecommunication Services – 0.7%
16,137	AT&T, Inc.	283,043

Electric Utilities – 1.3%
3,070	NextEra Energy, Inc.	261,134
3,483	Xcel Energy, Inc.	258,613

		519,747

Electrical Equipment – 0.6%
1,019	Rockwell Automation, Inc.	241,442

Electronic Equipment, Instruments & Components – 0.4%
7,345	Vontier Corp.	161,002

Entertainment – 1.8%
2,035	Electronic Arts, Inc.	258,180
2,345	Live Nation Entertainment, Inc.*	211,894
447	Walt Disney Co. (The)*	50,100
16,125	Warner Bros Discovery, Inc.*	213,495

		733,669

Equity Real Estate Investment Trusts (REITs) – 3.8%
1,082	AvalonBay Communities, Inc. REIT	217,385
3,759	CubeSmart REIT	173,102
1,751	Equity LifeStyle Properties, Inc. REIT	122,745
782	Essex Property Trust, Inc. REIT	207,277
8,331	Healthpeak Properties, Inc. REIT	218,689
576	Public Storage REIT	190,558
3,123	Regency Centers Corp. REIT	190,003
4,953	Ventas, Inc. REIT	237,050

		1,556,809

Food & Staples Retailing – 1.1%
3,342	Walmart, Inc.	442,982

Food Products – 1.5%
3,377	Archer-Daniels-Midland Co.	296,805
4,956	Mondelez International, Inc., Class A	306,578

		603,383

Health Care Equipment & Supplies – 0.5%
2,026	Zimmer Biomet Holdings, Inc.	215,404

Health Care Providers & Services – 4.3%
1,485	AmerisourceBergen Corp.	217,642
2,883	Centene Corp.*	258,721
3,622	CVS Health Corp.	355,499
595	Humana, Inc.	286,659
1,782	Quest Diagnostics, Inc.	223,302
777	UnitedHealth Group, Inc.	403,519

		1,745,342

Health Care Technology – 0.5%
1,005	Veeva Systems, Inc., Class A*	200,317

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure – 2.4%
1,775	Expedia Group, Inc.*	$182,204
1,740	McDonald’s Corp.	438,967
2,812	Wyndham Hotels & Resorts, Inc.	183,736
1,614	Yum! Brands, Inc.	179,541

		984,448

Household Durables – 0.4%
1,938	Lennar Corp., Class A	150,098

Household Products – 1.7%
3,725	Colgate-Palmolive Co.	291,332
3,012	Procter & Gamble Co. (The)	415,476

		706,808

Independent Power and Renewable Electricity Producers – 0.6%
9,161	AES Corp. (The)	233,147

Industrial Conglomerates – 0.7%
4,169	General Electric Co.	306,171

Insurance – 2.1%
4,507	Arch Capital Group Ltd.*	206,060
1,322	Chubb Ltd.	249,924
2,047	Globe Life, Inc.	198,948
3,025	Principal Financial Group, Inc.	226,149

		881,081

Interactive Media & Services – 4.8%
5,361	Alphabet, Inc., Class A*	580,168
6,602	Alphabet, Inc., Class C*	720,608
4,060	Meta Platforms, Inc., Class A*	661,496

		1,962,272

Internet & Direct Marketing Retail – 3.0%
8,866	Amazon.com, Inc.*	1,123,943
1,080	Etsy, Inc.*	114,059

		1,238,002

IT Services – 4.0%
1,400	Accenture PLC, Class A	403,844
3,445	Cognizant Technology Solutions Corp., Class A	217,621
2,973	Fidelity National Information Services, Inc.	271,643
2,411	International Business Machines Corp.	309,693
427	Mastercard, Inc., Class A	138,506
1,100	PayPal Holdings, Inc.*	102,784
966	Visa, Inc., Class A	191,954

		1,636,045

Life Sciences Tools & Services – 1.6%
3,660	Avantor, Inc.*	91,171
1,283	Danaher Corp.	346,294
193	Mettler-Toledo International, Inc.*	234,005

		671,470

Common Stocks – (continued)
Machinery – 1.3%
1,091	Cummins, Inc.	234,969
1,575	Fortive Corp.	99,745
2,691	ITT, Inc.	195,178

		529,892

Media – 0.5%
2,138	Comcast Corp., Class A	77,374
4,322	New York Times Co. (The), Class A	131,778

		209,152

Metals & Mining – 1.2%
9,077	Freeport-McMoRan, Inc.	268,679
2,925	Steel Dynamics, Inc.	236,106

		504,785

Multiline Retail – 0.7%
1,846	Target Corp.	295,988

Multi-Utilities – 1.1%
3,249	CMS Energy Corp.	219,438
2,251	WEC Energy Group, Inc.	232,168

		451,606

Oil, Gas & Consumable Fuels – 5.0%
2,176	Chesapeake Energy Corp.	218,666
1,040	Chevron Corp.	164,383
3,463	ConocoPhillips	379,025
4,222	Devon Energy Corp.	298,158
7,326	Exxon Mobil Corp.	700,292
10,523	Marathon Oil Corp.	269,284

		2,029,808

Pharmaceuticals – 3.5%
2,741	AstraZeneca PLC ADR (United Kingdom)	170,984
5,262	Bristol-Myers Squibb Co.	354,711
1,613	Eli Lilly & Co.	485,884
1,653	Johnson & Johnson	266,695
414	Merck & Co., Inc.	35,339
2,266	Pfizer, Inc.	102,491

		1,416,104

Professional Services – 1.4%
2,334	Booz Allen Hamilton Holding Corp.	223,364
1,574	CoStar Group, Inc.*	109,613
1,288	Verisk Analytics, Inc.	241,062

		574,039

Road & Rail – 2.1%
3,903	Knight-Swift Transportation Holdings, Inc.	197,140
1,099	Norfolk Southern Corp.	267,200
814	Old Dominion Freight Line, Inc.	220,928
940	Saia, Inc.*	194,420

		879,688

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS FLEXIBLE CAP FUND

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 3.8%
831	KLA Corp.	$285,972
4,199	Marvell Technology, Inc.	196,597
3,419	Microchip Technology, Inc.	223,090
1,508	MKS Instruments, Inc.	150,212
1,636	NVIDIA Corp.	246,938
1,002	NXP Semiconductors NV (China)	164,909
4,124	ON Semiconductor Corp.*	283,607

		1,551,325

Software – 10.0%
1,092	Adobe, Inc.*	407,797
254	Aspen Technology, Inc.*	53,492
1,622	Cadence Design Systems, Inc.*	281,855
9,227	Microsoft Corp.	2,412,584
394	Palo Alto Networks, Inc.*	219,383
565	Paycom Software, Inc.*	198,428
1,874	Salesforce, Inc.*	292,569
1,322	Workday, Inc., Class A*	217,548

		4,083,656

Specialty Retail – 1.3%
514	Home Depot, Inc. (The)	148,248
1,697	Ross Stores, Inc.	146,400
551	Ulta Beauty, Inc.*	231,348

		525,996

Technology Hardware, Storage & Peripherals – 7.7%
17,678	Apple, Inc.	2,779,335
4,665	Dell Technologies, Inc., Class C	178,623
2,846	NetApp, Inc.	205,282

		3,163,240

Textiles, Apparel & Luxury Goods – 1.4%
4,820	Capri Holdings Ltd.*	227,408
3,074	NIKE, Inc., Class B	327,227

		554,635

TOTAL INVESTMENTS – 99.3%
(Cost $34,353,959)		$40,646,549

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		273,689

NET ASSETS – 100.0%		$40,920,238

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP CORE FUND

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 98.6%
Aerospace & Defense – 1.4%
56,459	Boeing Co. (The)*	$9,047,555
16,672	L3Harris Technologies, Inc.	3,804,384
4,524	TransDigm Group, Inc.	2,716,164

		15,568,103

Air Freight & Logistics – 0.5%
27,161	United Parcel Service, Inc., Class B	5,283,086

Airlines – 0.1%
37,932	United Airlines Holdings, Inc.*	1,327,999

Auto Components – 0.6%
76,446	Aptiv PLC*	7,142,350

Automobiles – 1.8%
302,062	General Motors Co.	11,541,789
28,368	Tesla, Inc.*	7,818,504

		19,360,293

Banks – 4.3%
443,362	Bank of America Corp.	14,901,397
63,073	First Republic Bank	9,576,374
145,684	JPMorgan Chase & Co.	16,568,641
18,130	M&T Bank Corp.	3,295,671
18,495	PNC Financial Services Group, Inc. (The)	2,922,210

		47,264,293

Beverages – 1.4%
77,481	Coca-Cola Europacific Partners PLC (United Kingdom)	3,809,741
27,704	Constellation Brands, Inc., Class A	6,816,569
54,601	Monster Beverage Corp.*	4,850,207

		15,476,517

Biotechnology – 1.6%
11,322	Alnylam Pharmaceuticals, Inc.*	2,339,918
8,443	Argenx SE ADR (Netherlands)*	3,190,356
19,014	Biogen, Inc.*	3,714,955
49,884	Gilead Sciences, Inc.	3,166,138
23,255	Neurocrine Biosciences, Inc.*	2,433,171
14,860	Seagen, Inc.*	2,292,749

		17,137,287

Building Products – 0.7%
61,503	AZEK Co., Inc. (The)*	1,122,430
40,260	Trane Technologies PLC	6,202,858

		7,325,288

Capital Markets – 2.7%
5,683	BlackRock, Inc.	3,787,094
42,778	Carlyle Group, Inc. (The)	1,391,568
97,190	Charles Schwab Corp. (The)	6,895,631
109,609	Morgan Stanley	9,340,879
3,221	MSCI, Inc.	1,447,002
19,021	Raymond James Financial, Inc.	1,985,222
10,527	S&P Global, Inc.	3,707,399
20,913	Tradeweb Markets, Inc., Class A	1,455,336

		30,010,131

Common Stocks – (continued)
Chemicals – 1.9%
6,580	Air Products and Chemicals, Inc.	1,661,121
45,814	Ecolab, Inc.	7,505,708
18,157	Linde PLC (United Kingdom)	5,135,889
28,826	Sherwin-Williams Co. (The)	6,690,514

		20,993,232

Commercial Services & Supplies – 0.3%
27,490	Waste Connections, Inc.	3,826,058

Communications Equipment – 1.1%
259,812	Cisco Systems, Inc.	11,618,793

Construction Materials – 0.6%
18,545	Martin Marietta Materials, Inc.	6,448,282

Consumer Finance – 0.7%
52,309	American Express Co.	7,950,968

Containers & Packaging – 0.3%
67,182	Ball Corp.	3,749,427

Diversified Financial Services – 0.9%
34,475	Apollo Global Management, Inc.	1,916,121
27,388	Berkshire Hathaway, Inc., Class B*	7,690,550

		9,606,671

Diversified Telecommunication Services – 1.1%
713,372	AT&T, Inc.	12,512,545

Electric Utilities – 1.3%
107,130	NextEra Energy, Inc.	9,112,478
63,444	Xcel Energy, Inc.	4,710,717

		13,823,195

Electrical Equipment – 2.0%
53,563	Eaton Corp. PLC	7,318,848
57,200	Rockwell Automation, Inc.	13,552,968
36,559	Shoals Technologies Group, Inc., Class A*	964,061

		21,835,877

Electronic Equipment, Instruments & Components – 0.8%
33,922	CDW Corp.	5,790,485
17,032	Keysight Technologies, Inc.*	2,791,375

		8,581,860

Energy Equipment & Services – 0.4%
146,319	Halliburton Co.	4,408,591

Entertainment – 2.0%
25,988	Electronic Arts, Inc.	3,297,097
58,579	Live Nation Entertainment, Inc.*	5,293,198
5,259	Netflix, Inc.*	1,175,702
19,695	Walt Disney Co. (The)*	2,207,416
767,761	Warner Bros Discovery, Inc.*	10,165,156

		22,138,569

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS LARGE CAP CORE FUND

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – 2.4%
28,538	Alexandria Real Estate Equities, Inc. REIT	$4,377,729
17,986	American Tower Corp. REIT	4,569,343
44,804	Americold Realty Trust, Inc. REIT	1,318,134
11,859	AvalonBay Communities, Inc. REIT	2,382,592
19,881	Digital Realty Trust, Inc. REIT	2,457,888
36,257	Duke Realty Corp. REIT	2,133,725
2,955	Equinix, Inc. REIT	1,942,528
33,879	Equity LifeStyle Properties, Inc. REIT	2,374,918
8,269	Public Storage REIT	2,735,633
22,220	Ryman Hospitality Properties, Inc. REIT*	1,826,928

		26,119,418

Food Products – 1.7%
140,196	McCormick & Co., Inc.	11,786,278
117,063	Mondelez International, Inc., Class A	7,241,517

		19,027,795

Health Care Equipment & Supplies – 2.6%
132,785	Boston Scientific Corp.*	5,352,563
33,884	Dexcom, Inc.*	2,785,604
33,345	Edwards Lifesciences Corp.*	3,004,385
7,166	IDEXX Laboratories, Inc.*	2,491,045
12,213	Insulet Corp.*	3,120,055
51,331	Intuitive Surgical, Inc.*	10,560,840
16,119	Zimmer Biomet Holdings, Inc.	1,713,772

		29,028,264

Health Care Providers & Services – 5.0%
29,327	AmerisourceBergen Corp.	4,298,165
37,324	Centene Corp.*	3,349,456
165,599	CVS Health Corp.	16,253,542
25,793	Guardant Health, Inc.*	1,291,197
27,451	Humana, Inc.	13,225,343
32,093	UnitedHealth Group, Inc.	16,666,858

		55,084,561

Health Care Technology – 0.5%
25,672	Veeva Systems, Inc., Class A*	5,116,943

Hotels, Restaurants & Leisure – 2.0%
25,957	Airbnb, Inc., Class A*	2,936,256
2,174	Chipotle Mexican Grill, Inc.*	3,471,443
49,326	McDonald’s Corp.	12,443,963
40,397	Wyndham Hotels & Resorts, Inc.	2,639,540

		21,491,202

Household Products – 1.5%
37,961	Colgate-Palmolive Co.	2,968,930
97,513	Procter & Gamble Co. (The)	13,450,943

		16,419,873

Industrial Conglomerates – 0.8%
121,896	General Electric Co.	8,952,042

Common Stocks – (continued)
Insurance – 1.5%
10,122	Allstate Corp. (The)	1,219,701
45,890	Arch Capital Group Ltd.*	2,098,091
16,816	Chubb Ltd.	3,179,065
36,479	Globe Life, Inc.	3,545,394
953	Markel Corp.*	1,137,987
19,605	Marsh & McLennan Cos., Inc.	3,163,659
16,885	Progressive Corp. (The)	2,070,945

		16,414,842

Interactive Media & Services – 4.7%
168,012	Alphabet, Inc., Class A*	18,182,259
162,920	Alphabet, Inc., Class C*	17,782,718
74,419	Meta Platforms, Inc., Class A*	12,125,088
354,423	Snap, Inc., Class A*	3,856,122

		51,946,187

Internet & Direct Marketing Retail – 3.4%
241,922	Amazon.com, Inc.*	30,668,452
62,159	Etsy, Inc.*	6,564,612

		37,233,064

IT Services – 4.8%
44,356	Accenture PLC, Class A	12,794,932
20,658	Cognizant Technology Solutions Corp., Class A	1,304,966
68,899	Fidelity National Information Services, Inc.	6,295,301
107,958	International Business Machines Corp.	13,867,205
59,006	PayPal Holdings, Inc.*	5,513,521
17,362	Snowflake, Inc., Class A*	3,141,654
49,895	Visa, Inc., Class A	9,914,635

		52,832,214

Life Sciences Tools & Services – 1.8%
208,549	Avantor, Inc.*	5,194,956
35,421	Danaher Corp.	9,560,482
12,236	Illumina, Inc.*	2,467,267
9,379	West Pharmaceutical Services, Inc.	2,782,655

		20,005,360

Machinery – 1.9%
40,314	Caterpillar, Inc.	7,446,399
2,141	Deere & Co.	782,000
54,145	Illinois Tool Works, Inc.	10,549,071
20,610	Stanley Black & Decker, Inc.	1,815,741

		20,593,211

Media – 0.2%
32,217	Comcast Corp., Class A	1,165,933
42,768	New York Times Co. (The), Class A	1,303,997

		2,469,930

Metals & Mining – 1.1%
296,222	Freeport-McMoRan, Inc.	8,768,171
44,195	Steel Dynamics, Inc.	3,567,421

		12,335,592

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP CORE FUND

Shares	Description	Value

Common Stocks – (continued)
Multiline Retail – 1.3%
12,815	Dollar General Corp.	$3,042,537
68,169	Target Corp.	10,930,218

		13,972,755

Multi-Utilities – 1.0%
56,610	Ameren Corp.	5,243,218
80,262	CMS Energy Corp.	5,420,896

		10,664,114

Oil, Gas & Consumable Fuels – 4.8%
25,061	Cheniere Energy, Inc.	4,014,271
10,015	Chesapeake Energy Corp.	1,006,407
25,496	Chevron Corp.	4,029,898
27,194	ConocoPhillips	2,976,383
49,729	Diamondback Energy, Inc.	6,627,881
13,639	DT Midstream, Inc.	753,009
7,093	EOG Resources, Inc.	860,381
155,686	Exxon Mobil Corp.	14,882,025
49,670	Hess Corp.	5,999,143
175,242	Marathon Oil Corp.	4,484,443
32,835	Ovintiv, Inc.	1,744,852
13,087	Range Resources Corp.*	430,039
48,782	Southwestern Energy Co.*	365,377
74,870	Targa Resources Corp.	5,108,380

		53,282,489

Personal Products – 0.3%
12,321	Estee Lauder Cos., Inc. (The), Class A	3,134,216

Pharmaceuticals – 3.0%
56,481	AstraZeneca PLC ADR (United Kingdom)	3,523,285
212,690	Bristol-Myers Squibb Co.	14,337,433
49,355	Eli Lilly & Co.	14,867,206

		32,727,924

Professional Services – 0.4%
26,428	Verisk Analytics, Inc.	4,946,264

Road & Rail – 1.2%
27,266	Norfolk Southern Corp.	6,629,182
11,304	Old Dominion Freight Line, Inc.	3,068,019
93,984	Uber Technologies, Inc.*	2,702,980
2,840	Union Pacific Corp.	637,608

		13,037,789

Semiconductors & Semiconductor Equipment – 4.3%
28,561	Advanced Micro Devices, Inc.*	2,423,972
8,779	Enphase Energy, Inc.*	2,514,657
31,596	KLA Corp.	10,873,131
4,628	Lam Research Corp.	2,026,647
78,805	Marvell Technology, Inc.	3,689,650
42,954	Microchip Technology, Inc.	2,802,749
62,202	NVIDIA Corp.	9,388,770
9,879	NXP Semiconductors NV (China)	1,625,886
104,451	ON Semiconductor Corp.*	7,183,095
12,129	Texas Instruments, Inc.	2,003,832
23,351	Wolfspeed, Inc.*	2,649,638

		47,182,027

Common Stocks – (continued)
Software – 8.6%
24,537	Adobe, Inc.*	9,163,097
13,186	Atlassian Corp. PLC, Class A*	3,265,645
14,597	Bill.com Holdings, Inc.*	2,362,962
20,973	Cadence Design Systems, Inc.*	3,644,478
42,676	Dynatrace, Inc.*	1,629,370
5,070	HubSpot, Inc.*	1,708,793
236,618	Microsoft Corp.	61,868,508
6,965	Palo Alto Networks, Inc.*	3,878,182
22,995	Salesforce, Inc.*	3,589,979
9,771	Workday, Inc., Class A*	1,607,916
13,295	Zscaler, Inc.*	2,117,096

		94,836,026

Specialty Retail – 2.0%
2,132	O’Reilly Automotive, Inc.*	1,486,260
33,593	RH*	8,596,784
85,601	Ross Stores, Inc.	7,384,798
12,180	Tractor Supply Co.	2,255,127
6,733	Ulta Beauty, Inc.*	2,826,985

		22,549,954

Technology Hardware, Storage & Peripherals – 6.5%
430,565	Apple, Inc.	67,693,429
86,984	Dell Technologies, Inc., Class C	3,330,618

		71,024,047

Textiles, Apparel & Luxury Goods – 0.8%
30,195	Capri Holdings Ltd.*	1,424,600
8,505	Lululemon Athletica, Inc.*	2,551,160
46,925	NIKE, Inc., Class B	4,995,166

		8,970,926

TOTAL COMMON STOCKS
(Cost $812,589,530)		$1,084,788,444

Shares	Dividend Rate	Value

Investment Company – 0.2%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,302,429	2.154%	$2,302,429
(Cost $2,302,429)

TOTAL INVESTMENTS – 98.8%
(Cost $814,891,959)		$1,087,090,873

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		13,233,330

NET ASSETS – 100.0%		$1,100,324,203

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MID CAP GROWTH FUND

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 97.4%
Aerospace & Defense – 0.9%
97,000	Woodward, Inc.	$9,027,790

Auto Components – 1.7%
170,753	Aptiv PLC*	15,953,453

Banks – 1.2%
78,152	First Republic Bank	11,865,818

Biotechnology – 6.4%
49,756	Alnylam Pharmaceuticals, Inc.*	10,283,073
24,197	Argenx SE ADR (Netherlands)*	9,143,320
25,859	Biogen, Inc.*	5,052,331
127,498	Neurocrine Biosciences, Inc.*	13,340,116
99,682	Sarepta Therapeutics, Inc.*	10,903,217
86,651	Seagen, Inc.*	13,369,383

		62,091,440

Building Products – 1.7%
109,108	Trane Technologies PLC	16,810,270

Capital Markets – 3.0%
130,514	Ares Management Corp., Class A	9,676,308
21,856	MSCI, Inc.	9,818,589
155,822	TPG, Inc.	4,574,934
72,113	Tradeweb Markets, Inc., Class A	5,018,344

		29,088,175

Chemicals – 1.0%
96,926	Ashland, Inc.	9,863,190

Construction Materials – 1.0%
27,692	Martin Marietta Materials, Inc.	9,628,785

Containers & Packaging – 1.5%
260,145	Ball Corp.	14,518,692

Electrical Equipment – 3.9%
106,773	AMETEK, Inc.	12,829,844
102,680	Rockwell Automation, Inc.	24,328,999

		37,158,843

Electronic Equipment, Instruments & Components – 4.0%
233,215	Amphenol Corp., Class A	17,148,299
129,659	Keysight Technologies, Inc.*	21,249,813

		38,398,112

Entertainment – 2.7%
166,103	Live Nation Entertainment, Inc.*	15,009,067
818,534	Warner Bros Discovery, Inc.*	10,837,390

		25,846,457

Equity Real Estate Investment Trusts (REITs) – 1.2%
89,418	Ryman Hospitality Properties, Inc. REIT*	7,351,948
13,932	SBA Communications Corp. REIT	4,531,383

		11,883,331

Common Stocks – (continued)
Food Products – 3.1%
170,501	McCormick & Co., Inc.	14,334,019
944,557	Utz Brands, Inc.	15,736,320

		30,070,339

Health Care Equipment & Supplies – 6.4%
18,275	Align Technology, Inc.*	4,453,618
269,116	Dexcom, Inc.*	22,124,026
34,161	IDEXX Laboratories, Inc.*	11,875,047
90,239	Insulet Corp.*	23,053,357

		61,506,048

Health Care Providers & Services – 1.4%
94,883	AmerisourceBergen Corp.	13,906,052

Health Care Technology – 2.1%
101,757	Veeva Systems, Inc., Class A*	20,282,205

Hotels, Restaurants & Leisure – 2.9%
26,454	Domino’s Pizza, Inc.	9,837,185
171,948	Expedia Group, Inc.*	17,650,462

		27,487,647

Interactive Media & Services – 0.8%
702,272	Snap, Inc., Class A*	7,640,719

Internet & Direct Marketing Retail – 1.9%
178,078	Etsy, Inc.*	18,806,818

Life Sciences Tools & Services – 4.6%
291,074	Avantor, Inc.*	7,250,653
14,604	Mettler-Toledo International, Inc.*	17,706,766
64,905	West Pharmaceutical Services, Inc.	19,256,665

		44,214,084

Machinery – 4.4%
54,159	Chart Industries, Inc.*	10,499,264
61,354	Cummins, Inc.	13,213,811
146,893	Fortive Corp.	9,302,734
127,703	ITT, Inc.	9,262,298

		42,278,107

Metals & Mining – 0.6%
201,743	Freeport-McMoRan, Inc.	5,971,593

Oil, Gas & Consumable Fuels – 4.9%
102,589	Cheniere Energy, Inc.	16,432,706
124,518	Devon Energy Corp.	8,793,461
48,549	Diamondback Energy, Inc.	6,470,611
74,577	Hess Corp.	9,007,410
102,272	Targa Resources Corp.	6,978,019

		47,682,207

Pharmaceuticals – 1.2%
127,638	Catalent, Inc.*	11,232,144

Professional Services – 4.9%
197,344	CoStar Group, Inc.*	13,743,036
206,045	TransUnion	15,220,544
97,930	Verisk Analytics, Inc.	18,328,579

		47,292,159

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Road & Rail – 2.0%
46,000	Old Dominion Freight Line, Inc.	$12,484,860
30,673	Saia, Inc.*	6,344,097

		18,828,957

Semiconductors & Semiconductor Equipment – 6.3%
54,455	Enphase Energy, Inc.*	15,598,090
135,709	Entegris, Inc.	12,876,070
86,323	MKS Instruments, Inc.	8,598,634
223,054	ON Semiconductor Corp.*	15,339,423
75,191	Wolfspeed, Inc.*	8,531,923

		60,944,140

Software – 14.6%
193,931	AppLovin Corp., Class A*	4,776,520
33,077	Atlassian Corp. PLC, Class A*	8,191,850
71,902	Bill.com Holdings, Inc.*	11,639,496
191,025	Cadence Design Systems, Inc.*	33,194,414
69,861	Datadog, Inc., Class A*	7,331,912
300,100	Dynatrace, Inc.*	11,457,818
42,751	HubSpot, Inc.*	14,408,797
22,012	Palo Alto Networks, Inc.*	12,256,502
41,411	Paycom Software, Inc.*	14,543,543
130,075	Qualtrics International, Inc., Class A*	1,593,419
101,403	Trade Desk, Inc. (The), Class A*	6,357,968
93,766	Zscaler, Inc.*	14,931,298

		140,683,537

Specialty Retail – 2.9%
79,405	Burlington Stores, Inc.*	11,131,787
23,973	RH*	6,134,930
24,701	Ulta Beauty, Inc.*	10,371,209

		27,637,926

Textiles, Apparel & Luxury Goods – 2.2%
69,426	Lululemon Athletica, Inc.*	20,825,023

TOTAL COMMON STOCKS
(Cost $829,821,318)		$939,424,061

Shares	Dividend Rate	Value

Investment Company – 2.7%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
25,770,714	2.154%	$25,770,714
(Cost $25,770,714)

TOTAL INVESTMENTS – 100.1%
(Cost $855,592,032)		$965,194,775

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(725,733)

NET ASSETS – 100.0%		$964,469,042

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SMALL CAP GROWTH FUND

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 98.2%
Aerospace & Defense – 2.2%
10,044	Kratos Defense & Security Solutions, Inc.*	$125,952
3,869	Maxar Technologies, Inc.	92,198
6,358	Moog, Inc., Class A	476,723

		694,873

Biotechnology – 10.0%
5,843	2seventy bio, Inc.*	86,067
7,182	4D Molecular Therapeutics, Inc.*	56,451
10,835	Agios Pharmaceuticals, Inc.*	276,292
7,013	Alkermes PLC*	165,998
15,932	Allogene Therapeutics, Inc.*	218,428
24,556	Annexon, Inc.*	144,389
3,867	Apellis Pharmaceuticals, Inc.*	233,992
11,776	Avidity Biosciences, Inc.*	231,045
4,897	Beam Therapeutics, Inc.*	267,376
3,861	Cytokinetics, Inc.*	204,479
5,496	Design Therapeutics, Inc.*(a)	111,349
8,180	Halozyme Therapeutics, Inc.*	333,171
3,838	Sage Therapeutics, Inc.*	144,539
3,346	Sarepta Therapeutics, Inc.*	365,985
11,021	Sutro Biopharma, Inc.*	62,379
2,058	Ultragenyx Pharmaceutical, Inc.*	98,146
3,513	Zentalis Pharmaceuticals, Inc.*	94,184

		3,094,270

Building Products – 2.8%
12,461	AAON, Inc.	716,259
9,105	AZEK Co., Inc. (The)*	166,166

		882,425

Capital Markets – 4.1%
4,439	Hamilton Lane, Inc., Class A	308,865
3,314	Houlihan Lokey, Inc.	260,149
10,354	Moelis & Co., Class A	431,348
3,687	PJT Partners, Inc., Class A	255,214

		1,255,576

Chemicals – 3.4%
5,064	Ashland, Inc.	515,313
4,120	Balchem Corp.	543,098

		1,058,411

Construction & Engineering – 1.6%
7,102	Ameresco, Inc., Class A*	488,973

Diversified Consumer Services – 1.0%
20,041	Udemy, Inc.*	297,809

Electrical Equipment – 1.4%
16,632	Shoals Technologies Group, Inc., Class A*	438,586

Electronic Equipment, Instruments & Components – 3.3%
3,860	908 Devices, Inc.*	77,779
6,745	Badger Meter, Inc.	638,684
2,318	Novanta, Inc.*	309,893

		1,026,356

Common Stocks – (continued)
Energy Equipment & Services – 0.6%
4,584	Cactus, Inc., Class A	183,131

Equity Real Estate Investment Trusts (REITs) – 0.9%
15,300	Pebblebrook Hotel Trust REIT	269,586

Food & Staples Retailing – 1.1%
4,594	BJ’s Wholesale Club Holdings, Inc.*	342,207

Food Products – 2.8%
3,800	Freshpet, Inc.*	165,414
15,727	Hostess Brands, Inc.*	364,552
22,692	Sovos Brands, Inc.*	346,507

		876,473

Health Care Equipment & Supplies – 8.0%
7,297	Axonics, Inc.*	527,208
4,862	Inari Medical, Inc.*	337,180
2,876	iRhythm Technologies, Inc.*	424,066
4,253	Omnicell, Inc.*	435,039
9,730	Outset Medical, Inc.*	177,962
1,436	Shockwave Medical, Inc.*	426,291
3,107	Tandem Diabetes Care, Inc.*	142,114

		2,469,860

Health Care Providers & Services – 1.4%
21,509	Alignment Healthcare, Inc.*	327,152
2,743	National Research Corp.	93,564

		420,716

Health Care Technology – 2.7%
11,138	Evolent Health, Inc., Class A*	409,321
6,973	Simulations Plus, Inc.	418,729

		828,050

Hotels, Restaurants & Leisure – 5.1%
16,054	First Watch Restaurant Group, Inc.*	269,226
2,364	Papa John’s International, Inc.	191,082
18,743	Playa Hotels & Resorts NV*	122,954
9,734	Sweetgreen, Inc., Class A*(a)	164,602
3,559	Texas Roadhouse, Inc.	315,897
2,512	Wingstop, Inc.	286,016
3,329	Wyndham Hotels & Resorts, Inc.	217,517

		1,567,294

Household Durables – 1.5%
11,244	Sonos, Inc.*	169,110
1,607	TopBuild Corp.*	295,302

		464,412

Insurance – 1.1%
4,454	Palomar Holdings, Inc.*	353,158

Internet & Direct Marketing Retail – 1.1%
6,812	Xometry, Inc., Class A*(a)	333,856

IT Services – 2.9%
3,056	ExlService Holdings, Inc.*	512,522
15,614	Flywire Corp.*	388,164

		900,686

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Leisure Products – 0.3%
14,184	Latham Group, Inc.*	$80,991

Life Sciences Tools & Services – 0.9%
13,840	MaxCyte, Inc.*	71,968
4,477	Olink Holding AB ADR (Sweden)*(a)	67,782
17,190	Pacific Biosciences of California, Inc.*	100,733
12,835	Rapid Micro Biosystems, Inc., Class A*(a)	42,741

		283,224

Machinery – 10.3%
2,684	Chart Industries, Inc.*	520,320
8,922	Evoqua Water Technologies Corp.*	312,984
11,537	Federal Signal Corp.	459,980
4,803	Franklin Electric Co., Inc.	417,140
2,648	RBC Bearings, Inc.*	637,321
11,186	Shyft Group, Inc. (The)	267,905
4,164	Watts Water Technologies, Inc., Class A	576,797

		3,192,447

Oil, Gas & Consumable Fuels – 3.3%
4,181	Callon Petroleum Co.*	177,943
3,536	Denbury, Inc.*	314,457
28,491	Kosmos Energy Ltd. (Ghana)*	201,431
2,695	Matador Resources Co.	160,622
21,335	Permian Resources Corp., Class A*	175,587

		1,030,040

Personal Products – 1.6%
12,810	elf Beauty, Inc.*	488,445

Pharmaceuticals – 0.2%
2,631	Atea Pharmaceuticals, Inc.*	19,733
6,423	Pharvaris NV (Netherlands)*	58,385

		78,118

Road & Rail – 1.4%
2,099	Saia, Inc.*	434,136

Semiconductors & Semiconductor Equipment – 5.5%
5,893	Axcelis Technologies, Inc.*	394,477
5,048	Cohu, Inc.*	135,438
15,507	Credo Technology Group Holding Ltd.*	213,842
6,052	FormFactor, Inc.*	177,203
6,982	MaxLinear, Inc.*	250,863
3,472	Onto Innovation, Inc.*	246,477
4,074	Power Integrations, Inc.	291,413

		1,709,713

Software – 9.8%
8,367	Domo, Inc., Class B*	161,148
21,719	EverCommerce, Inc.*(a)	252,809
10,763	Expensify, Inc., Class A*	195,133
15,216	ForgeRock, Inc., Class A*	259,585
18,622	Instructure Holdings, Inc.*	423,278
9,906	JFrog Ltd. (Israel)*	209,512
16,445	KnowBe4, Inc., Class A*	316,073
4,874	New Relic, Inc.*	295,901

Common Stocks – (continued)
Software – (continued)
12,624	PagerDuty, Inc.*	$328,729
4,317	Sprout Social, Inc., Class A*	259,193
8,025	Tenable Holdings, Inc.*	317,870

		3,019,231

Specialty Retail – 2.8%
19,813	Arhaus, Inc.*	169,599
2,279	Asbury Automotive Group, Inc.*	397,640
2,446	Boot Barn Holdings, Inc.*	162,953
9,236	Leslie’s, Inc.*	130,966

		861,158

Textiles, Apparel & Luxury Goods – 1.0%
4,049	Crocs, Inc.*	298,411

Trading Companies & Distributors – 1.5%
20,388	Core & Main, Inc., Class A*	480,545

Wireless Telecommunication Services – 0.6%
11,896	Gogo, Inc.*	176,775

TOTAL COMMON STOCKS
(Cost $29,650,091)		$30,379,942

Shares	Dividend Rate	Value

Investment Company – 1.3%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
404,748	2.154%	$404,748
(Cost $404,748)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $30,054,839)		$30,784,690

Securities Lending Reinvestment Vehicle – 2.2%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
678,997	2.154%	$678,997
(Cost $678,997)

TOTAL INVESTMENTS – 101.7%
(Cost $30,733,836)		$31,463,687

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.7)%		(537,480)

NET ASSETS – 100.0%		$30,926,207

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SMALL CAP GROWTH FUND

Schedule of Investments (continued)

August 31, 2022

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 99.0%
Aerospace & Defense – 0.9%
126,524	HEICO Corp.	$19,269,605

Biotechnology – 7.0%
525,520	Agios Pharmaceuticals, Inc.*	13,400,760
300,782	Allogene Therapeutics, Inc.*	4,123,721
48,728	Alnylam Pharmaceuticals, Inc.*	10,070,616
295,883	Beam Therapeutics, Inc.*	16,155,212
1,199,123	Exelixis, Inc.*	21,272,442
759,294	Halozyme Therapeutics, Inc.*	30,926,045
336,983	Neurocrine Biosciences, Inc.*	35,258,531
344,860	Ultragenyx Pharmaceutical, Inc.*	16,446,373

		147,653,700

Building Products – 3.4%
568,358	AAON, Inc.	32,669,218
308,094	Allegion PLC	29,299,739
543,444	AZEK Co., Inc. (The)*	9,917,853

		71,886,810

Capital Markets – 4.7%
68,360	FactSet Research Systems, Inc.	29,623,122
148,249	Houlihan Lokey, Inc.	11,637,547
146,323	LPL Financial Holdings, Inc.	32,385,670
274,740	Stifel Financial Corp.	16,294,829
359,806	TPG, Inc.(a)	10,563,904

		100,505,072

Chemicals – 3.6%
407,678	Ashland, Inc.	41,485,313
375,790	RPM International, Inc.	35,008,597

		76,493,910

Commercial Services & Supplies – 1.7%
267,458	Tetra Tech, Inc.	36,323,471

Communications Equipment – 0.8%
329,751	Ciena Corp.*	16,731,566

Construction & Engineering – 1.8%
361,681	Ameresco, Inc., Class A*	24,901,737
91,393	Quanta Services, Inc.	12,913,831

		37,815,568

Containers & Packaging – 1.9%
145,322	Avery Dennison Corp.	26,684,025
246,527	Ball Corp.	13,758,672

		40,442,697

Diversified Consumer Services – 0.7%
206,608	Bright Horizons Family Solutions, Inc.*	14,090,666

Electrical Equipment – 0.9%
755,936	Shoals Technologies Group, Inc., Class A*	19,934,032

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 2.0%
165,581	Novanta, Inc.*	22,136,524
53,335	Teledyne Technologies, Inc.*	19,646,480

		41,783,004

Entertainment – 0.5%
168,770	Liberty Media Corp.-Liberty Formula One, Class C*	10,747,274

Equity Real Estate Investment Trusts (REITs) – 0.7%
189,307	Ryman Hospitality Properties, Inc. REIT*	15,564,822

Food & Staples Retailing – 2.9%
528,297	BJ’s Wholesale Club Holdings, Inc.*	39,352,844
101,360	Casey’s General Stores, Inc.	21,667,727

		61,020,571

Food Products – 1.3%
234,766	Freshpet, Inc.*	10,219,364
726,280	Hostess Brands, Inc.*	16,835,170

		27,054,534

Health Care Equipment & Supplies – 5.3%
302,668	Axonics, Inc.*	21,867,763
207,041	Inari Medical, Inc.*	14,358,293
83,008	Insulet Corp.*	21,206,054
113,835	iRhythm Technologies, Inc.*	16,784,971
168,134	Omnicell, Inc.*	17,198,427
67,500	Shockwave Medical, Inc.*	20,038,050

		111,453,558

Health Care Providers & Services – 3.6%
1,305,443	Alignment Healthcare, Inc.*	19,855,788
424,630	Guardant Health, Inc.*	21,256,978
102,343	Molina Healthcare, Inc.*	34,527,458

		75,640,224

Health Care Technology – 0.5%
655,577	Certara, Inc.*	10,272,892

Hotels, Restaurants & Leisure – 4.3%
417,654	Planet Fitness, Inc., Class A*	28,296,059
319,216	Texas Roadhouse, Inc.	28,333,612
96,147	Vail Resorts, Inc.	21,602,308
208,988	Wyndham Hotels & Resorts, Inc.	13,655,276

		91,887,255

Insurance – 0.5%
42,077	Kinsale Capital Group, Inc.	10,669,886

Interactive Media & Services – 1.2%
323,204	Bumble, Inc., Class A*	8,096,260
365,481	ZoomInfo Technologies, Inc.*	16,600,147

		24,696,407

IT Services – 1.8%
279,110	DigitalOcean Holdings, Inc.*(a)	11,747,740
80,601	Jack Henry & Associates, Inc.	15,491,512

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
IT Services – (continued)
598,439	Toast, Inc., Class A*	$11,328,450

		38,567,702

Life Sciences Tools & Services – 3.9%
653,263	Pacific Biosciences of California, Inc.*	3,828,121
723,319	QIAGEN NV*	32,860,382
123,828	Repligen Corp.*	27,164,149
1,083,157	Stevanato Group SPA (Italy)(a)	17,980,406

		81,833,058

Machinery – 8.7%
131,916	Chart Industries, Inc.*	25,573,236
158,815	IDEX Corp.	31,955,166
166,284	Nordson Corp.	37,774,736
179,482	RBC Bearings, Inc.*	43,197,728
249,778	Toro Co. (The)	20,714,090
112,333	Watts Water Technologies, Inc., Class A	15,560,367
99,106	Xylem, Inc.	9,028,556

		183,803,879

Oil, Gas & Consumable Fuels – 2.8%
374,766	Antero Resources Corp.*	15,020,621
123,237	Chesapeake Energy Corp.	12,384,086
204,034	Denbury, Inc.*	18,144,744
243,315	Matador Resources Co.	14,501,574

		60,051,025

Personal Products – 0.4%
685,921	Olaplex Holdings, Inc.*	9,136,468

Professional Services – 2.7%
226,697	Booz Allen Hamilton Holding Corp.	21,694,903
282,262	Jacobs Solutions, Inc.	35,164,200

		56,859,103

Semiconductors & Semiconductor Equipment – 6.3%
1,109,411	Allegro MicroSystems, Inc. (Japan)*	25,871,465
280,075	Entegris, Inc.	26,573,516
684,096	Lattice Semiconductor Corp.*	36,872,774
410,809	MACOM Technology Solutions Holdings, Inc.*	22,656,116
219,933	MKS Instruments, Inc.	21,907,526

		133,881,397

Software – 12.2%
81,465	Bill.com Holdings, Inc.*	13,187,554
167,540	CyberArk Software Ltd.*	24,172,671
768,756	Dynatrace, Inc.*	29,351,104
201,681	Elastic NV*	16,923,053
1,104,732	EverCommerce, Inc.*	12,859,080
177,709	Manhattan Associates, Inc.*	25,103,173
317,898	nCino, Inc.*	10,026,503
157,111	Paylocity Holding Corp.*	37,863,751
282,095	Procore Technologies, Inc.*	15,402,387

Common Stocks – (continued)
Software – (continued)
1,191,617	Qualtrics International, Inc., Class A*	14,597,308
339,259	Rapid7, Inc.*	19,507,392
940,842	Samsara, Inc., Class A*	13,990,321
459,932	Smartsheet, Inc., Class A*	15,301,938
147,894	Workiva, Inc.*	10,040,524

		258,326,759

Specialty Retail – 2.7%
198,357	Five Below, Inc.*	25,365,893
218,229	Floor & Decor Holdings, Inc., Class A*	17,755,112
50,000	Lithia Motors, Inc.	13,272,000

		56,393,005

Technology Hardware, Storage & Peripherals – 1.3%
982,794	Pure Storage, Inc., Class A*	28,471,542

Textiles, Apparel & Luxury Goods – 3.3%
260,207	Crocs, Inc.*	19,177,256
104,854	Deckers Outdoor Corp.*	33,717,901
562,046	Levi Strauss & Co., Class A	9,492,957
403,846	On Holding AG, Class A (Switzerland)*	8,072,881

		70,460,995

Trading Companies & Distributors – 2.7%
1,346,761	Core & Main, Inc., Class A*	31,743,157
194,333	SiteOne Landscape Supply, Inc.*	24,322,718

		56,065,875

TOTAL COMMON STOCKS
(Cost $2,061,767,602)		$2,095,788,332

Shares	Dividend Rate	Value

Investment Company – 0.2%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,992,100	2.154%	$4,992,100
(Cost $4,992,100)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,066,759,702)		$2,100,780,432

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.3%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,120,875	2.154%	$7,120,875
(Cost $7,120,875)

TOTAL INVESTMENTS – 99.5%
(Cost $2,073,880,577)		$2,107,901,307

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		10,124,220

NET ASSETS – 100.0%		$2,118,025,527

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 98.9%
Aerospace & Defense – 0.7%
6,509	Boeing Co. (The)*	$1,043,067

Air Freight & Logistics – 1.1%
7,802	United Parcel Service, Inc., Class B	1,517,567

Auto Components – 0.5%
8,288	Aptiv PLC*	774,348

Automobiles – 3.4%
17,481	Tesla, Inc.*	4,817,938

Beverages – 2.2%
32,418	Coca-Cola Co. (The)	2,000,515
12,671	Monster Beverage Corp.*	1,125,565

		3,126,080

Biotechnology – 2.7%
2,776	Alnylam Pharmaceuticals, Inc.*	573,716
3,361	Argenx SE ADR (Netherlands)*	1,270,021
4,868	BioMarin Pharmaceutical, Inc.*	434,226
4,393	Sarepta Therapeutics, Inc.*	480,506
7,261	Seagen, Inc.*	1,120,300

		3,878,769

Capital Markets – 1.5%
24,676	Charles Schwab Corp. (The)	1,750,762
4,547	Intercontinental Exchange, Inc.	458,565

		2,209,327

Chemicals – 2.5%
4,432	Ecolab, Inc.	726,094
3,536	Linde PLC (United Kingdom)	1,000,193
8,239	Sherwin-Williams Co. (The)	1,912,272

		3,638,559

Construction Materials – 0.5%
2,203	Martin Marietta Materials, Inc.	766,005

Electronic Equipment, Instruments & Components – 1.0%
18,683	Amphenol Corp., Class A	1,373,761

Entertainment – 0.6%
10,102	Live Nation Entertainment, Inc.*	912,817

Equity Real Estate Investment Trusts (REITs) – 1.9%
6,133	American Tower Corp. REIT	1,558,089
1,715	Equinix, Inc. REIT	1,127,389

		2,685,478

Food Products – 1.8%
19,307	McCormick & Co., Inc.	1,623,139
15,075	Mondelez International, Inc., Class A	932,540

		2,555,679

Health Care Equipment & Supplies – 2.9%
40,074	Boston Scientific Corp.*	1,615,383
4,050	Insulet Corp.*	1,034,653
7,673	Intuitive Surgical, Inc.*	1,578,643

		4,228,679

Common Stocks – (continued)
Health Care Providers & Services – 3.6%
3,568	Humana, Inc.	1,718,991
6,547	UnitedHealth Group, Inc.	3,400,053

		5,119,044

Health Care Technology – 0.7%
5,055	Veeva Systems, Inc., Class A*	1,007,563

Hotels, Restaurants & Leisure – 2.2%
865	Chipotle Mexican Grill, Inc.*	1,381,232
7,336	McDonald’s Corp.	1,850,726

		3,231,958

Household Products – 1.6%
16,773	Procter & Gamble Co. (The)	2,313,668

Interactive Media & Services – 5.9%
38,951	Alphabet, Inc., Class A*	4,215,277
36,080	Alphabet, Inc., Class C*	3,938,132
33,478	Snap, Inc., Class A*	364,241

		8,517,650

Internet & Direct Marketing Retail – 7.0%
73,206	Amazon.com, Inc.*	9,280,325
7,022	Etsy, Inc.*	741,593

		10,021,918

IT Services – 7.5%
8,138	Accenture PLC, Class A	2,347,488
11,980	Mastercard, Inc., Class A	3,885,953
14,869	PayPal Holdings, Inc.*	1,389,359
8,037	Snowflake, Inc., Class A*	1,454,295
8,372	Visa, Inc., Class A	1,663,600

		10,740,695

Life Sciences Tools & Services – 1.9%
5,528	Danaher Corp.	1,492,063
3,960	West Pharmaceutical Services, Inc.	1,174,892

		2,666,955

Machinery – 1.1%
4,303	Deere & Co.	1,571,671

Personal Products – 0.8%
4,360	Estee Lauder Cos., Inc. (The), Class A	1,109,097

Pharmaceuticals – 2.1%
9,969	Eli Lilly & Co.	3,002,962

Professional Services – 1.2%
9,228	Verisk Analytics, Inc.	1,727,112

Road & Rail – 1.7%
4,922	Old Dominion Freight Line, Inc.	1,335,880
5,031	Union Pacific Corp.	1,129,510

		2,465,390

Semiconductors & Semiconductor Equipment – 4.9%
5,624	KLA Corp.	1,935,387

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
36,880	Marvell Technology, Inc.	$1,726,722
22,813	NVIDIA Corp.	3,443,394

		7,105,503

Software – 16.4%
6,196	Adobe, Inc.*	2,313,834
4,284	Atlassian Corp. PLC, Class A*	1,060,975
6,156	Bill.com Holdings, Inc.*	996,533
2,192	HubSpot, Inc.*	738,792
58,297	Microsoft Corp.	15,242,917
3,943	ServiceNow, Inc.*	1,713,707
6,486	Workday, Inc., Class A*	1,067,336
3,195	Zscaler, Inc.*	508,772

		23,642,866

Specialty Retail – 1.6%
3,074	RH*	786,668
18,264	Ross Stores, Inc.	1,575,635

		2,362,303

Technology Hardware, Storage & Peripherals – 13.3%
121,542	Apple, Inc.	19,108,833

Textiles, Apparel & Luxury Goods – 2.1%
3,397	Lululemon Athletica, Inc.*	1,018,964
19,054	NIKE, Inc., Class B	2,028,298

		3,047,262

TOTAL COMMON STOCKS
(Cost $74,811,434)		$142,290,524

Shares	Dividend Rate	Value

Investment Company – 0.8%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,183,975	2.154%	$1,183,975
(Cost $1,183,975)

TOTAL INVESTMENTS – 99.7%
(Cost $75,995,409)		$143,474,499

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		434,073

NET ASSETS – 100.0%		$143,908,572

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 99.3%
Communications Equipment – 2.6%
358,557	Cisco Systems, Inc.	$16,034,669

Equity Real Estate Investment Trusts (REITs) – 6.2%
83,110	American Tower Corp. REIT	21,114,095
26,420	Equinix, Inc. REIT	17,367,716

		38,481,811

Interactive Media & Services – 8.6%
268,680	Alphabet, Inc., Class C*	29,326,422
99,371	Meta Platforms, Inc., Class A*	16,190,517
713,044	Snap, Inc., Class A*	7,757,919

		53,274,858

Internet & Direct Marketing Retail – 9.8%
417,578	Amazon.com, Inc.*	52,936,363
8,875	MercadoLibre, Inc. (Brazil) *	7,591,320

		60,527,683

IT Services – 12.2%
71,165	Accenture PLC, Class A	20,528,256
77,753	Cognizant Technology Solutions Corp., Class A	4,911,657
149,572	Fidelity National Information Services, Inc.	13,666,393
134,892	PayPal Holdings, Inc.*	12,604,308
67,725	Snowflake, Inc., Class A*	12,254,839
57,601	Visa, Inc., Class A	11,445,895

		75,411,348

Road & Rail – 1.8%
396,872	Uber Technologies, Inc.*	11,414,039

Semiconductors & Semiconductor Equipment – 16.6%
55,522	KLA Corp.	19,106,786
24,019	Lam Research Corp.	10,518,160
345,458	Marvell Technology, Inc.	16,174,344
132,630	Microchip Technology, Inc.	8,654,107
105,722	NVIDIA Corp.	15,957,679
56,591	NXP Semiconductors NV (China)	9,313,747
192,572	ON Semiconductor Corp.*	13,243,176
58,027	Texas Instruments, Inc.	9,586,641

		102,554,640

Software – 36.1%
66,526	Adobe, Inc.*	24,843,469
59,285	Atlassian Corp. PLC, Class A*	14,682,523
24,843	HubSpot, Inc.*	8,373,085
284,218	Microsoft Corp.	74,314,480
34,758	Palo Alto Networks, Inc.*	19,353,602
32,085	Paycom Software, Inc.*	11,268,252
102,875	Salesforce, Inc.*	16,060,845
38,970	ServiceNow, Inc.*	16,937,141
120,929	Splunk, Inc.*	10,887,238
437,580	UiPath, Inc., Class A*	7,198,191
72,998	Workday, Inc., Class A*	12,012,551
46,582	Zscaler, Inc.*	7,417,718

		223,349,095

Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 5.4%
211,942	Apple, Inc.	33,321,521

TOTAL COMMON STOCKS
(Cost $465,923,394)		$614,369,664

Shares	Dividend Rate	Value

Investment Company – 0.7%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,488,694	2.154%	$4,488,694
(Cost $4,488,694)

TOTAL INVESTMENTS – 100.0%
(Cost $470,412,088)		$618,858,358

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%		(411,001)

NET ASSETS – 100.0%		$618,447,357

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY ESG FUND

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 98.2%
Auto Components – 1.9%
3,712	Aptiv PLC*	$346,812

Automobiles – 1.6%
7,753	General Motors Co.	296,242

Banks – 3.1%
4,984	JPMorgan Chase & Co.	566,830

Capital Markets – 4.3%
524	BlackRock, Inc.	349,189
5,156	Morgan Stanley	439,394

		788,583

Chemicals – 2.1%
1,380	Linde PLC (United Kingdom)	390,347

Communications Equipment – 2.5%
10,249	Cisco Systems, Inc.	458,335

Consumer Finance – 1.8%
2,150	American Express Co.	326,800

Containers & Packaging – 1.9%
6,244	Ball Corp.	348,478

Diversified Telecommunication Services – 2.6%
27,240	AT&T, Inc.	477,790

Electric Utilities – 3.2%
7,016	NextEra Energy, Inc.	596,781

Electrical Equipment – 4.4%
2,813	Eaton Corp. PLC	384,368
1,776	Rockwell Automation, Inc.	420,806

		805,174

Entertainment – 1.7%
2,823	Walt Disney Co. (The)*	316,402

Equity Real Estate Investment Trusts (REITs) – 2.6%
1,891	American Tower Corp. REIT	480,408

Food Products – 1.9%
4,147	McCormick & Co., Inc.	348,638

Health Care Equipment & Supplies – 2.1%
945	Cooper Cos., Inc. (The)	271,631
1,349	Dexcom, Inc.*	110,901

		382,532

Health Care Providers & Services – 5.2%
5,093	CVS Health Corp.	499,878
941	Humana, Inc.	453,355

		953,233

Hotels, Restaurants & Leisure – 2.4%
1,713	McDonald’s Corp.	432,156

Household Products – 3.2%
4,199	Procter & Gamble Co. (The)	579,210

Common Stocks – (continued)
Industrial Conglomerates – 2.1%
5,245	General Electric Co.	385,193

Interactive Media & Services – 3.8%
6,367	Alphabet, Inc., Class A*	689,037

Internet & Direct Marketing Retail – 1.2%
2,169	Etsy, Inc.*	229,068

Life Sciences Tools & Services – 2.9%
1,943	Danaher Corp.	524,435

Machinery – 3.4%
727	Deere & Co.	265,536
3,848	Xylem, Inc.	350,553

		616,089

Media – 1.1%
6,918	New York Times Co. (The), Class A	210,930

Pharmaceuticals – 5.6%
6,748	Bristol-Myers Squibb Co.	454,883
1,915	Eli Lilly & Co.	576,855

		1,031,738

Road & Rail – 1.3%
882	Old Dominion Freight Line, Inc.	239,384

Semiconductors & Semiconductor Equipment – 6.2%
425	Enphase Energy, Inc.*	121,737
2,493	Marvell Technology, Inc.	116,722
1,803	NVIDIA Corp.	272,145
2,124	Texas Instruments, Inc.	350,906
2,368	Wolfspeed, Inc.*	268,697

		1,130,207

Software – 10.1%
837	Adobe, Inc.*	312,569
4,906	Microsoft Corp.	1,282,772
1,551	Workday, Inc., Class A*	255,233

		1,850,574

Specialty Retail – 1.7%
3,536	Ross Stores, Inc.	305,051

Technology Hardware, Storage & Peripherals – 6.3%
7,327	Apple, Inc.	1,151,951

Textiles, Apparel & Luxury Goods – 1.9%
3,221	NIKE, Inc., Class B	342,875

Water Utilities – 2.1%
2,658	American Water Works Co., Inc.	394,580

TOTAL COMMON STOCKS
(Cost $15,885,360)		$17,995,863

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS U.S. EQUITY ESG FUND

Schedule of Investments (continued)

August 31, 2022

Shares	Dividend Rate	Value

Investment Company – 1.6%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
292,205	2.154%	$292,205
(Cost $292,205)

TOTAL INVESTMENTS – 99.8%
(Cost $16,177,565)		$18,288,068

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		33,637

NET ASSETS – 100.0%		$18,321,705

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities

August 31, 2022

	Concentrated Growth Fund	Flexible Cap Fund	Large Cap Core Fund
Assets:
Investments in unaffiliated issuers, at value (cost $95,004,005, $34,353,959 and $812,589,530, respectively)	$145,465,491	$40,646,549	$1,084,788,444
Investments in affiliated issuers, at value (cost $601,795, $— and $2,302,429, respectively)	601,795	—	2,302,429
Cash	477,290	—	8,197,968
Receivables:
Dividends	90,684	53,648	1,245,041
Reimbursement from investment adviser	52,953	30,013	112,952
Fund shares sold	183	4,373	285,114
Investments sold	—	1,619,099	5,590,230
Securities lending income	—	15	153
Other assets	46,775	32,393	62,413
Total assets	146,735,171	42,386,090	1,102,584,744

Liabilities:
Payables:
Fund shares redeemed	206,364	121,018	831,311
Management fees	100,817	20,605	689,516
Distribution and Service fees and Transfer Agency fees	8,971	6,797	467,418
Investments purchased	—	317,640	—
Due to custodian	—	887,541	—
Accrued expenses	118,536	112,251	272,296
Total liabilities	434,688	1,465,852	2,260,541

Net Assets:
Paid-in capital	91,513,674	33,142,908	774,463,479
Total distributable earnings	54,786,809	7,777,330	325,860,724
NET ASSETS	$146,300,483	$40,920,238	$1,100,324,203
Net Assets:
Class A	$7,777,942	$6,820,346	$756,801,359
Class C	570,022	889,925	16,518,329
Institutional	9,676,152	8,832,439	93,741,226
Service	—	—	486,010
Investor	163,225	66,492	36,346,492
Class R6	780,116	2,060,509	78,897,355
Class R	30,725	10,314	8,185,999
Class P	127,302,301	22,240,213	109,347,433
Total Net Assets	$146,300,483	$40,920,238	$1,100,324,203
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	465,225	484,213	28,903,731
Class C	49,678	76,896	1,196,303
Institutional	516,279	568,673	3,015,601
Service	—	—	19,830
Investor	9,415	4,398	1,348,396
Class R6	41,746	132,967	2,541,735
Class R	1,967	774	337,002
Class P	6,814,884	1,434,382	3,524,021
Net asset value, offering and redemption price per share:(a)
Class A	$16.72	$14.09	$26.18
Class C	11.47	11.57	13.81
Institutional	18.74	15.53	31.09
Service	—	—	24.51
Investor	17.34	15.12	26.96
Class R6	18.69	15.50	31.04
Class R	15.62	13.32	24.29
Class P	18.68	15.51	31.03

(a)	Maximum public offering price per share for Class A Shares of the Concentrated Growth, Flexible Cap and Large Cap Core Funds is $17.69, $14.91 and $27.70. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities (continued)

August 31, 2022

	Mid Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund
Assets:
Investments in unaffiliated issuers, at value (cost $829,821,318, $29,650,091 and $2,061,767,602, respectively)(a)	$939,424,061	$30,379,942	$2,095,788,332
Investments in affiliated issuers, at value (cost $25,770,714, $404,748 and $4,992,100, respectively)	25,770,714	404,748	4,992,100
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	678,997	7,120,875
Cash	639,578	80,035	2,161,750
Receivables:
Dividends	458,580	7,873	1,019,838
Fund shares sold	332,741	2,000	749,105
Reimbursement from investment adviser	96,559	21,342	—
Securities lending income	233	690	3,503
Investments sold	—	559,782	28,926,709
Other assets	57,120	249	120,871
Total assets	966,779,586	32,135,658	2,140,883,083

Liabilities:
Payables:
Fund shares redeemed	964,778	118,528	2,508,515
Management fees	792,609	22,544	1,602,974
Distribution and Service fees and Transfer Agency fees	233,954	1,403	385,568
Investments purchased	—	201,557	10,725,027
Payable upon return of securities loaned	—	678,997	7,120,875
Reimbursement to investment adviser	—	77,992	—
Other liabilities	—	515	—
Accrued expenses	319,203	107,915	514,597
Total liabilities	2,310,544	1,209,451	22,857,556

Net Assets:
Paid-in capital	844,602,610	32,393,137	2,141,027,118
Total distributable earnings (loss)	119,866,432	(1,466,930)	(23,001,591)
NET ASSETS	$964,469,042	$30,926,207	$2,118,025,527
Net Assets:
Class A	$262,403,843	$451,244	$276,713,704
Class C	13,260,753	72,482	76,088,859
Institutional	313,137,378	18,661,069	824,358,853
Service	21,106,722	—	1,266,660
Investor	70,758,895	67,332	428,148,715
Class R6	199,472,451	67,585	156,598,653
Class R	33,397,456	66,385	9,301,349
Class P	50,931,544	11,540,110	345,548,734
Total Net Assets	$964,469,042	$30,926,207	$2,118,025,527
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	23,796,885	40,424	16,218,252
Class C	773,028	6,632	6,349,971
Institutional	18,030,433	1,654,875	41,884,325
Service	2,254,633	—	78,898
Investor	5,509,717	5,988	23,102,239
Class R6	11,464,063	5,992	7,945,591
Class R	3,565,150	5,984	593,160
Class P	2,925,436	1,023,579	17,529,045
Net asset value, offering and redemption price per share:(b)
Class A	$11.03	$11.16	$17.06
Class C	17.15	10.93	11.98
Institutional	17.37	11.28	19.68
Service	9.36	—	16.05
Investor	12.84	11.24	18.53
Class R6	17.40	11.28	19.71
Class R	9.37	11.09	15.68
Class P	17.41	11.27	19.71

(a)	Includes loaned securities having a market value of $–, $648,631 and $6,968,695 for the Mid Cap Growth, Small Cap Growth and Small/Mid Cap Growth Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Mid Cap Growth, Small Cap Growth and Small/Mid Cap Growth Funds is $11.67, $11.81 and $18.05. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities (continued)

August 31, 2022

	Strategic Growth Fund	Technology Opportunities Fund	U.S. Equity ESG Fund
Assets:
Investments in unaffiliated issuers, at value (cost $74,811,434, $465,923,394 and $15,885,360, respectively)	$142,290,524	$614,369,664	$17,995,863
Investments in affiliated issuers, at value (cost $1,183,975, $4,488,694 and $292,205, respectively)	1,183,975	4,488,694	292,205
Cash	542,773	608,175	73,833
Receivables:
Dividends	99,217	391,818	16,837
Fund shares sold	36,547	121,818	16,009
Reimbursement from investment adviser	19,595	23,963	21,976
Other assets	51,456	87,259	25,397
Total assets	144,224,087	620,091,391	18,442,120

Liabilities:
Payables:
Management fees	92,336	532,818	8,858
Fund shares redeemed	63,556	603,401	442
Distribution and Service fees and Transfer Agency fees	27,336	208,019	7,462
Accrued expenses	132,287	299,796	103,653
Total liabilities	315,515	1,644,034	120,415

Net Assets:
Paid-in capital	68,627,934	405,598,780	17,916,638
Total distributable earnings	75,280,638	212,848,577	405,067
NET ASSETS	$143,908,572	$618,447,357	$18,321,705
Net Assets:
Class A	$33,995,852	$324,627,553	$6,596,920
Class C	2,152,667	16,950,253	1,401,889
Institutional	39,300,403	97,095,330	1,425,295
Service	536,492	8,258,683	—
Investor	3,304,089	26,044,365	1,174,872
Class R6	3,845,683	50,264,357	1,172,821
Class R	170,173	—	408,487
Class P	60,603,213	95,206,816	6,141,421
Total Net Assets	$143,908,572	$618,447,357	$18,321,705
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	4,215,681	15,574,797	436,024
Class C	201,691	1,278,113	99,697
Institutional	4,041,584	3,826,362	92,856
Service	68,919	416,206	—
Investor	342,472	1,056,644	76,545
Class R6	396,492	1,978,975	76,345
Class R	22,779	—	26,891
Class P	6,261,895	3,748,624	399,981
Net asset value, offering and redemption price per share:(a)
Class A	$8.06	$20.84	$15.13
Class C	10.67	13.26	14.06
Institutional	9.72	25.38	15.35
Service	7.78	19.84	—
Investor	9.65	24.65	15.35
Class R6	9.70	25.40	15.36
Class R	7.47	—	15.19
Class P	9.68	25.40	15.35

(a)	Maximum public offering price per share for Class A Shares of the Strategic Growth, Technology Opportunities and U.S. Equity ESG Funds is $8.53, $22.05 and $16.01. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2022

	Concentrated Growth Fund	Flexible Cap Fund	Large Cap Core Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $—, $448 and $15,179, respectively)	$805,287	$540,681	$14,750,654

Dividends — affiliated issuers	3,394	1,888	16,038

Securities lending income — unaffiliated issuer	282	31	2,366

Total investment income	808,963	542,600	14,769,058

Expenses:

Management fees	1,392,730	222,321	8,525,933

Registration fees	92,052	85,043	120,369

Professional fees	73,881	81,292	85,369

Transfer Agency fees(a)	70,298	24,106	1,583,920

Printing and mailing costs	40,430	36,779	130,939

Distribution and Service (12b-1) fees(a)	30,320	26,792	2,369,552

Trustee fees	23,840	23,600	25,648

Custody, accounting and administrative services	19,214	24,266	113,713

Service fees — Class C	1,921	2,826	48,905

Shareholder Administration fees — Service Shares	—	—	2,839

Other	2,542	8,626	25,555

Total expenses	1,747,228	535,651	13,032,742

Less — expense reductions	(253,081)	(258,547)	(950,594)

Net expenses	1,494,147	277,104	12,082,148

NET INVESTMENT INCOME (LOSS)	(685,184)	265,496	2,686,910

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	7,307,548	1,821,470	90,087,058

Foreign currency transactions	—	—	33

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(61,510,282)	(6,760,402)	(299,531,130)

Foreign currency translations	—	—	(97)

Net realized and unrealized loss	(54,202,734)	(4,938,932)	(209,444,136)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(54,887,918)	$(4,673,436)	$(206,757,226)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Concentrated Growth	$24,377	$5,762	$—	$181	$15,602	$1,229	$5,296	$—	$340	$299	$58	$47,474
Flexible Cap	18,231	8,477	—	84	11,668	1,809	2,659	—	422	265	27	7,256
Large Cap Core	2,170,117	146,715	2,839	49,881	1,388,890	31,300	42,973	454	48,429	19,185	15,962	36,727

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2022

	Mid Cap Growth Fund	Small Cap Growth Fund	Small/Mid Cap Growth Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $—, $— and $15,682, respectively)	$5,823,810	$90,663	$9,858,949

Dividends — affiliated issuers	118,943	2,497	136,190

Securities lending income — unaffiliated issuer	51,013	48,668	1,938,847

Total investment income	5,993,766	141,828	11,933,986

Expenses:

Management fees	10,895,136	213,048	23,093,359

Distribution and Service (12b-1) fees(a)	1,212,993	2,354	1,774,923

Transfer Agency fees(a)	1,005,010	10,208	2,368,170

Registration fees	131,924	86,279	257,943

Custody, accounting and administrative services	107,535	16,349	246,476

Printing and mailing costs	99,477	26,848	209,643

Professional fees	88,052	59,598	81,969

Shareholder Administration fees — Service Shares	65,771	—	12,202

Service fees — Class C	43,029	234	262,771

Trustee fees	25,541	23,577	28,300

Other	28,782	4,179	81,309

Total expenses	13,703,250	442,674	28,417,065

Less — expense reductions	(1,334,511)	(211,533)	(587,600)

Net expenses	12,368,739	231,141	27,829,465

NET INVESTMENT LOSS	(6,374,973)	(89,313)	(15,895,479)

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	38,510,258	(1,836,676)	56,322,415

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(392,512,705)	(5,366,673)	(1,071,662,762)

Net realized and unrealized loss	(354,002,447)	(7,203,349)	(1,015,340,347)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(360,377,420)	$(7,292,662)	$(1,031,235,826)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Mid Cap Growth	$806,875	$129,086	$65,771	$211,261	$516,406	$27,539	$153,665	$10,523	$137,604	$69,955	$67,604	$21,714
Small Cap Growth	1,271	702	—	381	813	150	6,826	—	124	23	122	2,150
Small/Mid Cap Growth	916,500	788,314	12,202	57,907	586,567	168,175	423,503	1,952	979,716	45,635	18,530	144,092

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2022

	Strategic Growth Fund	Technology Opportunities Fund	U.S. Equity ESG Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $—, $66,194 and $—, respectively)	$911,737	$4,297,983	$289,415

Dividends — affiliated issuers	4,276	48,762	1,165

Securities lending income — unaffiliated issuer	2,461	5,452	196

Total investment income	918,474	4,352,197	290,776

Expenses:

Management fees	1,314,248	7,066,122	117,439

Distribution and Service (12b-1) fees(a)	147,465	1,213,118	34,958

Transfer Agency fees(a)	132,927	840,774	20,918

Registration fees	122,855	101,083	89,338

Professional fees	85,718	83,361	98,260

Printing and mailing costs	52,628	159,465	30,272

Trustee fees	23,828	24,791	23,556

Custody, accounting and administrative services	22,433	76,359	9,272

Service fees — Class C	7,425	54,400	4,919

Shareholder Administration fees — Service Shares	1,513	36,646	—

Other	7,504	7,340	8,102

Total expenses	1,918,544	9,663,459	437,034

Less — expense reductions	(315,834)	(940,202)	(242,436)

Net expenses	1,602,710	8,723,257	194,598

NET INVESTMENT INCOME (LOSS)	(684,236)	(4,371,060)	96,178

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	11,142,187	103,356,490	(1,751,929)

Investments — affiliated issuers	—	4	—

Foreign currency transactions	—	1,360	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(64,450,982)	(351,713,397)	(3,493,632)

Net realized and unrealized loss	(53,308,795)	(248,355,543)	(5,245,561)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(53,993,031)	$(252,726,603)	$(5,149,383)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Strategic Growth	$122,711	$22,274	$1,513	$967	$78,535	$4,752	$20,004	$242	$5,430	$874	$309	$22,781
Technology Opportunities	1,013,273	163,199	36,646	—	648,502	34,816	55,464	5,863	55,054	4,164	—	36,911
U.S. Equity ESG	17,951	14,756	—	2,251	11,489	3,148	1,298	—	2,105	368	720	1,790

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Concentrated Growth Fund		Flexible Cap Fund
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income (loss)	$(685,184)	$(649,848)	$265,496	$130,911

Net realized gain	7,307,548	34,008,869	1,821,470	1,824,645

Net change in unrealized gain (loss)	(61,510,282)	16,761,188	(6,760,402)	6,011,617

Net increase (decrease) in net assets resulting from operations	(54,887,918)	50,120,209	(4,673,436)	7,967,173

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,982,323)	(589,089)	(475,431)	(348,337)

Class C Shares	(205,024)	(92,741)	(92,555)	(76,792)

Institutional Shares	(2,410,152)	(802,543)	(302,451)	(30,388)

Investor Shares	(37,303)	(12,344)	(3,157)	(2,137)

Class R6 Shares	(179,377)	(45,645)	(21,620)	(13,001)

Class R Shares	(7,600)	(2,170)	(700)	(2,962)
Class P Shares	(29,595,626)	(9,334,561)	(1,510,289)	(868,917)

Total distributions to shareholders	(34,417,405)	(10,879,093)	(2,406,203)	(1,342,534)

From share transactions:

Proceeds from sales of shares	8,712,665	15,178,558	18,075,359	9,481,676

Reinvestment of distributions	34,050,958	10,783,130	2,406,145	1,342,533

Cost of shares redeemed	(28,577,444)	(29,601,069)	(10,854,027)	(2,605,305)

Net increase (decrease) in net assets resulting from share transactions	14,186,179	(3,639,381)	9,627,477	8,218,904

TOTAL INCREASE (DECREASE)	(75,119,144)	35,601,735	2,547,838	14,843,543

Net assets:

Beginning of year	221,419,627	185,817,892	38,372,400	23,528,857
End of year	$146,300,483	$221,419,627	$40,920,238	$38,372,400

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Large Cap Core Fund		Mid Cap Growth Fund
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income (loss)	$2,686,910	$(1,202,689)	$(6,374,973)	$(9,475,497)

Net realized gain	90,087,091	112,670,809	38,510,258	257,986,575

Net change in unrealized gain (loss)	(299,531,227)	201,303,226	(392,512,705)	154,463,280

Net increase (decrease) in net assets resulting from operations	(206,757,226)	312,771,346	(360,377,420)	402,974,358

Distributions to shareholders:

From distributable earnings:

Class A Shares	(94,467,095)	(29,785,751)	(67,635,332)	(80,419,726)

Class C Shares	(3,764,198)	(947,434)	(15,805,073)	(15,392,994)

Institutional Shares	(10,320,799)	(2,366,718)	(54,055,820)	(73,299,105)

Service Shares	(241,187)	(56,146)	(6,473,043)	(7,330,638)

Investor Shares	(2,350,236)	(371,777)	(15,664,510)	(17,952,306)

Class R6 Shares	(8,164,475)	(92,242)	(32,255,834)	(36,107,697)

Class R Shares	(1,189,253)	(385,346)	(10,238,647)	(12,453,846)
Class P Shares	(11,394,754)	(3,547,586)	(10,730,774)	(13,547,235)

Total distributions to shareholders	(131,891,997)	(37,553,000)	(212,859,033)	(256,503,547)

From share transactions:

Proceeds from sales of shares	190,798,465	110,074,487	177,404,726	260,135,416

Reinvestment of distributions	125,788,279	35,803,881	199,802,806	239,672,958

Cost of shares redeemed	(157,421,316)	(117,761,664)	(313,748,065)	(431,164,146)

Net increase in net assets resulting from share transactions	159,165,428	28,116,704	63,459,467	68,644,228

TOTAL INCREASE (DECREASE)	(179,483,795)	303,335,050	(509,776,986)	215,115,039

Net assets:

Beginning of year	1,279,807,998	976,472,948	1,474,246,028	1,259,130,989
End of year	$1,100,324,203	$1,279,807,998	$964,469,042	$1,474,246,028

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Growth Fund		Small/Mid Cap Growth Fund
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment loss	$(89,313)	$(135,457)	$(15,895,479)	$(22,146,644)

Net realized gain (loss)	(1,836,676)	2,863,972	56,322,415	477,942,099

Net change in unrealized gain (loss)	(5,366,673)	2,800,407	(1,071,662,762)	476,822,391

Net increase (decrease) in net assets resulting from operations	(7,292,662)	5,528,922	(1,031,235,826)	932,617,846

Distributions to shareholders:

From distributable earnings:

Class A Shares	(56,194)	(22,970)	(62,416,584)	(49,888,744)

Class C Shares	(11,684)	(8,216)	(24,413,751)	(30,046,612)

Institutional Shares	(1,688,009)	(953,009)	(153,957,378)	(138,905,563)

Service Shares	—	—	(263,322)	(6,207,186)

Investor Shares	(8,566)	(5,612)	(103,538,120)	(77,471,106)

Class R6 Shares	(8,574)	(5,676)	(17,155,030)	(12,136,651)

Class R Shares	(8,551)	(5,508)	(2,048,239)	(2,365,428)

Class P Shares	(635,615)	(250,100)	(73,222,947)	(46,974,296)

From return of capital:

Class A Shares	—	—	(526,146)	—

Class C Shares	—	—	(205,798)	—

Institutional Shares	—	—	(1,297,796)	—

Service Shares	—	—	(2,220)	—

Investor Shares	—	—	(872,783)	—

Class R6 Shares	—	—	(144,610)	—

Class R Shares	—	—	(17,266)	—
Class P Shares	—	—	(617,239)	—

Total distributions to shareholders	(2,417,193)	(1,251,091)	(440,699,229)	(363,995,586)

From share transactions:

Proceeds from sales of shares	25,068,068	8,222,531	911,040,668	1,149,686,953

Reinvestment of distributions	2,417,193	1,251,091	413,186,636	339,495,791

Cost of shares redeemed	(7,573,145)	(6,834,486)	(1,248,105,485)	(829,149,871)

Net increase in net assets resulting from share transactions	19,912,116	2,639,136	76,121,819	660,032,873

TOTAL INCREASE (DECREASE)	10,202,261	6,916,967	(1,395,813,236)	1,228,655,133

Net assets:

Beginning of year	20,723,946	13,806,979	3,513,838,763	2,285,183,630
End of year	$30,926,207	$20,723,946	$2,118,025,527	$3,513,838,763

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Strategic Growth Fund		Technology Opportunities Fund
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment loss	$(684,236)	$(661,246)	$(4,371,060)	$(5,328,409)

Net realized gain	11,142,187	27,166,411	103,357,854	120,819,118

Net change in unrealized gain (loss)	(64,450,982)	25,948,742	(351,713,397)	102,237,201

Net increase (decrease) in net assets resulting from operations	(53,993,031)	52,453,907	(252,726,603)	217,727,910

Distributions to shareholders:

From distributable earnings:

Class A Shares	(7,953,403)	(5,753,617)	(74,869,236)	(37,649,057)

Class C Shares	(870,837)	(1,246,700)	(5,848,371)	(3,403,030)

Institutional Shares	(6,118,062)	(7,620,404)	(23,454,408)	(11,618,167)

Service Shares	(85,719)	(79,067)	(1,999,587)	(3,325,261)

Investor Shares	(363,863)	(382,724)	(5,464,239)	(3,999,623)

Class R6 Shares	(71,703)	(84,347)	(461,688)	(113,026)

Class R Shares	(28,431)	(6,717)	—	—
Class P Shares	(9,425,707)	(10,678,494)	(19,319,680)	(5,859,003)

Total distributions to shareholders	(24,917,725)	(25,852,070)	(131,417,209)	(65,967,167)

From share transactions:

Proceeds from sales of shares	27,677,941	36,302,264	192,213,977	171,089,507

Reinvestment of distributions	24,520,241	25,398,921	124,715,438	62,828,022

Cost of shares redeemed	(55,444,746)	(46,298,529)	(264,763,196)	(206,094,335)

Net increase (decrease) in net assets resulting from share transactions	(3,246,564)	15,402,656	52,166,219	27,823,194

TOTAL INCREASE (DECREASE)	(82,157,320)	42,004,493	(331,977,593)	179,583,937

Net assets:

Beginning of year	226,065,892	184,061,399	950,424,950	770,841,013
End of year	$143,908,572	$226,065,892	$618,447,357	$950,424,950

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	U.S. Equity ESG Fund
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income	$96,178	$32,916

Net realized gain (loss)	(1,751,929)	657,932

Net change in unrealized gain (loss)	(3,493,632)	3,301,444

Net increase (decrease) in net assets resulting from operations	(5,149,383)	3,992,292

Distributions to shareholders:

From distributable earnings:

Class A Shares	(142,692)	(600,873)

Class C Shares	(44,937)	(212,062)

Institutional Shares	(290,021)	(138,080)

Investor Shares	(31,256)	(38,039)

Class R6 Shares	(26,498)	(127,443)

Class R Shares	(8,964)	(2,431)

Class P Shares	(72,352)	(91,452)

Total distributions to shareholders	(616,720)	(1,210,380)

From share transactions:

Proceeds from sales of shares	27,832,323	3,995,264

Reinvestment of distributions	613,618	1,123,800

Cost of shares redeemed	(21,584,853)	(1,637,812)

Net increase in net assets resulting from share transactions	6,861,088	3,481,252

TOTAL INCREASE	1,094,985	6,263,164

Net assets:

Beginning of year	17,226,720	10,963,556

End of year	$18,321,705	$17,226,720

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$27.55	$22.91	$17.55	$19.33	$17.62

Net investment loss(a)	(0.14)	(0.15)	(0.08)	(0.03)	(0.01)

Net realized and unrealized gain (loss)	(5.96)	6.24	6.92	0.35	3.82

Total from investment operations	(6.10)	6.09	6.84	0.32	3.81

Distributions to shareholders from net investment income	—	—	—	—	— (b)

Distributions to shareholders from net realized gains	(4.73)	(1.45)	(1.48)	(2.10)	(2.10)

Total distributions	(4.73)	(1.45)	(1.48)	(2.10)	(2.10)

Net asset value, end of year	$16.72	$27.55	$22.91	$17.55	$19.33

Total Return(c)	(26.54)%	28.17%	41.52%	3.58%	23.68%

Net assets, end of year (in 000’s)	$7,778	$11,575	$9,302	$6,735	$5,633

Ratio of net expenses to average net assets	1.10%	1.11%	1.16%	1.16%	1.17%

Ratio of total expenses to average net assets	1.31%	1.32%	1.37%	1.45%	1.51%

Ratio of net investment loss to average net assets	(0.66)%	(0.63)%	(0.44)%	(0.18)%	(0.05)%

Portfolio turnover rate(d)	29%	37%	36%	40%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Class C Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$20.54	$17.56	$13.87	$15.88	$14.93

Net investment loss(a)	(0.21)	(0.24)	(0.17)	(0.13)	(0.12)

Net realized and unrealized gain (loss)	(4.13)	4.67	5.34	0.22	3.17

Total from investment operations	(4.34)	4.43	5.17	0.09	3.05

Distributions to shareholders from net realized gains	(4.73)	(1.45)	(1.48)	(2.10)	(2.10)

Net asset value, end of year	$11.47	$20.54	$17.56	$13.87	$15.88

Total Return(b)	(27.13)%	27.24%	40.47%	2.81%	22.74%

Net assets, end of year (in 000’s)	$570	$1,008	$1,162	$823	$2,137

Ratio of net expenses to average net assets	1.85%	1.86%	1.91%	1.91%	1.92%

Ratio of total expenses to average net assets	2.06%	2.07%	2.10%	2.21%	2.26%

Ratio of net investment loss to average net assets	(1.42)%	(1.38)%	(1.23)%	(0.98)%	(0.80)%

Portfolio turnover rate(c)	29%	37%	36%	40%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$30.22	$24.92	$18.93	$20.61	$18.65

Net investment income (loss)(a)	(0.09)	(0.08)	(0.01)	0.03	0.06

Net realized and unrealized gain (loss)	(6.66)	6.83	7.50	0.41	4.07

Total from investment operations	(6.75)	6.75	7.49	0.44	4.13

Distributions to shareholders from net investment income	—	—	(0.02)	(0.02)	(0.07)

Distributions to shareholders from net realized gains	(4.73)	(1.45)	(1.48)	(2.10)	(2.10)

Total distributions	(4.73)	(1.45)	(1.50)	(2.12)	(2.17)

Net asset value, end of year	$18.74	$30.22	$24.92	$18.93	$20.61

Total Return(b)	(26.32)%	28.56%	41.98%	3.98%	24.13%

Net assets, end of year (in 000’s)	$9,676	$16,789	$13,744	$12,497	$15,286

Ratio of net expenses to average net assets	0.80%	0.80%	0.81%	0.80%	0.81%

Ratio of total expenses to average net assets	0.94%	0.95%	1.01%	1.07%	1.20%

Ratio of net investment income (loss) to average net assets	(0.37)%	(0.32)%	(0.07)%	0.17%	0.31%

Portfolio turnover rate(c)	29%	37%	36%	40%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Investor Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$28.33	$23.46	$17.90	$19.66	$17.88

Net investment income (loss)(a)	(0.09)	(0.09)	(0.03)	0.01	0.03

Net realized and unrealized gain (loss)	(6.17)	6.41	7.07	0.36	3.88

Total from investment operations	(6.26)	6.32	7.04	0.37	3.91

Distributions to shareholders from net investment income	—	—	— (b)	(0.03)	(0.03)

Distributions to shareholders from net realized gains	(4.73)	(1.45)	(1.48)	(2.10)	(2.10)

Total distributions	(4.73)	(1.45)	(1.48)	(2.13)	(2.13)

Net asset value, end of year	$17.34	$28.33	$23.46	$17.90	$19.66

Total Return(c)	(26.35)%	28.50%	41.87%	3.83%	23.94%

Net assets, end of year (in 000’s)	$163	$296	$189	$133	$463

Ratio of net expenses to average net assets	0.85%	0.86%	0.91%	0.91%	0.92%

Ratio of total expenses to average net assets	1.06%	1.07%	1.11%	1.22%	1.26%

Ratio of net investment income (loss) to average net assets	(0.42)%	(0.39)%	(0.18)%	0.03%	0.17%

Portfolio turnover rate(d)	29%	37%	36%	40%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$30.15	$24.86	$18.88	$20.60	$18.65

Net investment income (loss)(a)	(0.09)	(0.08)	(0.01)	0.04	0.06

Net realized and unrealized gain (loss)	(6.64)	6.82	7.49	0.39	4.06

Total from investment operations	(6.73)	6.74	7.48	0.43	4.12

Distributions to shareholders from net investment income	—	—	(0.02)	(0.05)	(0.07)

Distributions to shareholders from net realized gains	(4.73)	(1.45)	(1.48)	(2.10)	(2.10)

Total distributions	(4.73)	(1.45)	(1.50)	(2.15)	(2.17)

Net asset value, end of year	$18.69	$30.15	$24.86	$18.88	$20.60

Total Return(b)	(26.31)%	28.59%	42.05%	4.00%	24.09%

Net assets, end of year (in 000’s)	$780	$1,497	$806	$538	$99

Ratio of net expenses to average net assets	0.79%	0.79%	0.80%	0.79%	0.80%

Ratio of total expenses to average net assets	0.93%	0.94%	0.98%	1.04%	1.09%

Ratio of net investment income (loss) to average net assets	(0.36)%	(0.30)%	(0.07)%	0.22%	0.34%

Portfolio turnover rate(c)	29%	37%	36%	40%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Concentrated Growth Fund
	Class R Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$26.11	$21.84	$16.84	$18.68	$17.13

Net investment loss(a)	(0.18)	(0.20)	(0.12)	(0.07)	(0.05)

Net realized and unrealized gain (loss)	(5.58)	5.92	6.60	0.33	3.70

Total from investment operations	(5.76)	5.72	6.48	0.26	3.65

Distributions to shareholders from net realized gains	(4.73)	(1.45)	(1.48)	(2.10)	(2.10)

Net asset value, end of year	$15.62	$26.11	$21.84	$16.84	$18.68

Total Return(b)	(26.72)%	27.84%	41.12%	3.36%	23.37%

Net assets, end of year (in 000’s)	$31	$42	$33	$36	$34

Ratio of net expenses to average net assets	1.35%	1.36%	1.41%	1.41%	1.42%

Ratio of total expenses to average net assets	1.56%	1.57%	1.66%	1.70%	1.75%

Ratio of net investment loss to average net assets	(0.91)%	(0.88)%	(0.69)%	(0.43)%	(0.29)%

Portfolio turnover rate(c)	29%	37%	36%	40%	44%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Concentrated Growth Fund
	Class P Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$30.14	$24.85	$18.88	$20.60	$18.54

Net investment income (loss)(b)	(0.08)	(0.08)	(0.01)	0.03	0.02

Net realized and unrealized gain (loss)	(6.65)	6.82	7.48	0.40	2.04

Total from investment operations	(6.73)	6.74	7.47	0.43	2.06

Distributions to shareholders from net investment income	—	—	(0.02)	(0.05)	—

Distributions to shareholders from net realized gains	(4.73)	(1.45)	(1.48)	(2.10)	—

Total distributions	(4.73)	(1.45)	(1.50)	(2.15)	—

Net asset value, end of period	$18.68	$30.14	$24.85	$18.88	$20.60

Total Return(c)	(26.32)%	28.60%	42.00%	4.01%	11.11%

Net assets, end of period (in 000’s)	$127,302	$190,213	$160,582	$128,289	$143,078

Ratio of net expenses to average net assets	0.79%	0.79%	0.80%	0.79%	0.79	%(d)

Ratio of total expenses to average net assets	0.93%	0.94%	0.99%	1.06%	0.72	%(d)

Ratio of net investment income (loss) to average net assets	(0.35)%	(0.31)%	(0.06)%	0.18%	0.32	%(d)

Portfolio turnover rate(e)	29%	37%	36%	40%	44%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$16.94	$13.78	$11.93	$12.66	$14.09

Net investment income(a)	0.06	0.03	0.07	0.09	0.09

Net realized and unrealized gain (loss)	(1.85)	3.93	2.48	0.15	2.17

Total from investment operations	(1.79)	3.96	2.55	0.24	2.26

Distributions to shareholders from net investment income	(0.03)	(0.06)	(0.08)	(0.10)	(0.01)

Distributions to shareholders from net realized gains	(1.03)	(0.74)	(0.62)	(0.87)	(3.68)

Total distributions	(1.06)	(0.80)	(0.70)	(0.97)	(3.69)

Net asset value, end of year	$14.09	$16.94	$13.78	$11.93	$12.66

Total Return(b)	(11.46)%	30.12%	22.18%	3.07%	18.82%

Net assets, end of year (in 000’s)	$6,820	$7,359	$5,843	$5,383	$5,490

Ratio of net expenses to average net assets	0.96%	0.96%	1.00%	0.97%	0.95%

Ratio of total expenses to average net assets	1.60%	2.00%	2.47%	2.88%	2.47%

Ratio of net investment income to average net assets	0.37%	0.21%	0.58%	0.74%	0.73%

Portfolio turnover rate(c)	49%	43%	69%	50%	157%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class C Shares
	Year Ended August 31,
	2022	2021	2020	2019		2018
Per Share Data

Net asset value, beginning of year	$14.17	$11.67	$10.23	$11.00		$12.75

Net investment loss(a)	(0.05)	(0.07)	(0.02)	—	(b)	— (b)

Net realized and unrealized gain (loss)	(1.52)	3.31	2.10	0.13		1.93

Total from investment operations	(1.57)	3.24	2.08	0.13		1.93

Distributions to shareholders from net investment income	—	—	(0.02)	(0.03)		—

Distributions to shareholders from net realized gains	(1.03)	(0.74)	(0.62)	(0.87)		(3.68)

Total distributions	(1.03)	(0.74)	(0.64)	(0.90)		(3.68)

Net asset value, end of year	$11.57	$14.17	$11.67	$10.23		$11.00

Total Return(c)	(12.07)%	29.19%	21.16%	2.30%		18.00%

Net assets, end of year (in 000’s)	$890	$1,354	$1,516	$1,288		$1,304

Ratio of net expenses to average net assets	1.71%	1.71%	1.75%	1.72%		1.70%

Ratio of total expenses to average net assets	2.35%	2.76%	3.19%	3.63%		3.20%

Ratio of net investment loss to average net assets	(0.39)%	(0.54)%	(0.16)%	0.00	%(d)	(0.02)%

Portfolio turnover rate(e)	49%	43%	69%	50%		157%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	Amount is less than 0.005% per share.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$18.56	$15.01	$12.94	$13.61	$14.88

Net investment income(a)	0.13	0.09	0.12	0.13	0.14

Net realized and unrealized gain (loss)	(2.04)	4.31	2.70	0.19	2.33

Total from investment operations	(1.91)	4.40	2.82	0.32	2.47

Distributions to shareholders from net investment income	(0.09)	(0.11)	(0.13)	(0.12)	(0.06)

Distributions to shareholders from net realized gains	(1.03)	(0.74)	(0.62)	(0.87)	(3.68)

Total distributions	(1.12)	(0.85)	(0.75)	(0.99)	(3.74)

Net asset value, end of year	$15.53	$18.56	$15.01	$12.94	$13.61

Total Return(b)	(11.10)%	30.62%	22.53%	3.47%	19.29%

Net assets, end of year (in 000’s)	$8,832	$4,514	$594	$587	$1,633

Ratio of net expenses to average net assets	0.59%	0.59%	0.62%	0.59%	0.59%

Ratio of total expenses to average net assets	1.24%	1.46%	2.11%	2.41%	2.01%

Ratio of net investment income to average net assets	0.78%	0.54%	0.95%	1.08%	1.04%

Portfolio turnover rate(c)	49%	43%	69%	50%	157%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Investor Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$18.09	$14.66	$12.65	$13.35	$14.63

Net investment income(a)	0.14	0.07	0.10	0.12	0.12

Net realized and unrealized gain (loss)	(2.01)	4.19	2.64	0.18	2.28

Total from investment operations	(1.87)	4.26	2.74	0.30	2.40

Distributions to shareholders from net investment income	(0.07)	(0.09)	(0.11)	(0.13)	—

Distributions to shareholders from net realized gains	(1.03)	(0.74)	(0.62)	(0.87)	(3.68)

Total distributions	(1.10)	(0.83)	(0.73)	(1.00)	(3.68)

Net asset value, end of year	$15.12	$18.09	$14.66	$12.65	$13.35

Total Return(b)	(11.21)%	30.39%	22.43%	3.40%	19.08%

Net assets, end of year (in 000’s)	$66	$52	$38	$70	$68

Ratio of net expenses to average net assets	0.71%	0.71%	0.76%	0.72%	0.70%

Ratio of total expenses to average net assets	1.42%	1.74%	2.66%	2.63%	2.08%

Ratio of net investment income to average net assets	0.91%	0.46%	0.78%	0.99%	0.88%

Portfolio turnover rate(c)	49%	43%	69%	50%	157%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$18.52	$14.98	$12.91	$13.61	$14.88

Net investment income(a)	0.15	0.10	0.13	0.14	0.15

Net realized and unrealized gain (loss)	(2.05)	4.29	2.69	0.18	2.32

Total from investment operations	(1.90)	4.39	2.82	0.32	2.47

Distributions to shareholders from net investment income	(0.09)	(0.11)	(0.13)	(0.15)	(0.06)

Distributions to shareholders from net realized gains	(1.03)	(0.74)	(0.62)	(0.87)	(3.68)

Total distributions	(1.12)	(0.85)	(0.75)	(1.02)	(3.74)

Net asset value, end of year	$15.50	$18.52	$14.98	$12.91	$13.61

Total Return(b)	(11.12)%	30.64%	22.60%	3.47%	19.27%

Net assets, end of year (in 000’s)	$2,061	$334	$226	$202	$14

Ratio of net expenses to average net assets	0.58%	0.58%	0.61%	0.59%	0.58%

Ratio of total expenses to average net assets	1.26%	1.61%	2.10%	2.59%	2.09%

Ratio of net investment income to average net assets	0.92%	0.59%	0.96%	1.17%	1.11%

Portfolio turnover rate(c)	49%	43%	69%	50%	157%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Flexible Cap Fund
	Class R Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$16.08	$13.13	$11.40	$12.14	$13.67

Net investment income (loss)(a)	— (b)	(0.01)	0.04	0.05	0.06

Net realized and unrealized gain (loss)	(1.73)	3.74	2.36	0.16	2.09

Total from investment operations	(1.73)	3.73	2.40	0.21	2.15

Distributions to shareholders from net investment income	—	(0.04)	(0.05)	(0.08)	—

Distributions to shareholders from net realized gains	(1.03)	(0.74)	(0.62)	(0.87)	(3.68)

Total distributions	(1.03)	(0.78)	(0.67)	(0.95)	(3.68)

Net asset value, end of year	$13.32	$16.08	$13.13	$11.40	$12.14

Total Return(c)	(11.68)%	29.78%	21.78%	2.89%	18.50%

Net assets, end of year (in 000’s)	$10	$46	$49	$39	$49

Ratio of net expenses to average net assets	1.21%	1.21%	1.25%	1.22%	1.20%

Ratio of total expenses to average net assets	1.89%	2.23%	2.63%	3.13%	2.74%

Ratio of net investment income (loss) to average net assets	0.01%	(0.04)%	0.33%	0.49%	0.48%

Portfolio turnover rate(d)	49%	43%	69%	50%	157%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Flexible Cap Fund
	Class P Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$18.52	$14.99	$12.92	$13.61	$12.75

Net investment income(b)	0.13	0.10	0.13	0.14	0.09

Net realized and unrealized gain (loss)	(2.02)	4.28	2.69	0.19	0.77

Total from investment operations	(1.89)	4.38	2.82	0.33	0.86

Distributions to shareholders from net investment income	(0.09)	(0.11)	(0.13)	(0.15)	—

Distributions to shareholders from net realized gains	(1.03)	(0.74)	(0.62)	(0.87)	—

Total distributions	(1.12)	(0.85)	(0.75)	(1.02)	—

Net asset value, end of period	$15.51	$18.52	$14.99	$12.92	$13.61

Total Return(c)	(11.07)%	30.55%	22.58%	3.56%	6.75%

Net assets, end of period (in 000’s)	$22,240	$24,713	$15,263	$11,110	$12,616

Ratio of net expenses to average net assets	0.58%	0.58%	0.61%	0.58%	0.58	%(d)

Ratio of total expenses to average net assets	1.22%	1.59%	1.94%	2.47%	3.14	%(d)

Ratio of net investment income to average net assets	0.75%	0.59%	0.96%	1.13%	1.79	%(d)

Portfolio turnover rate(e)	49%	43%	69%	50%	157%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS LARGE CAP CORE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Core Fund
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$34.35	$26.94	$22.93	$32.46	$28.92

Net investment income (loss)(a)	0.04	(0.05)	0.05	0.08	0.02

Net realized and unrealized gain (loss)	(4.79)	8.52	4.93	(0.28)	6.01

Total from investment operations	(4.75)	8.47	4.98	(0.20)	6.03

Distributions to shareholders from net investment income	—	(0.06)	(0.08)	— (b)	(0.02)

Distributions to shareholders from net realized gains	(3.42)	(1.00)	(0.89)	(9.33)	(2.47)

Total distributions	(3.42)	(1.06)	(0.97)	(9.33)	(2.49)

Net asset value, end of year	$26.18	$34.35	$26.94	$22.93	$32.46

Total Return(c)	(15.37)%	32.38%	22.26%	3.72%	22.01%

Net assets, end of year (in 000’s)	$756,801	$961,786	$776,919	$708,827	$745,362

Ratio of net expenses to average net assets	1.07%	1.11%	1.14%	1.14%	1.14%

Ratio of total expenses to average net assets	1.15%	1.17%	1.22%	1.22%	1.31%

Ratio of net investment income (loss) to average net assets	0.14%	(0.17)%	0.23%	0.36%	0.06%

Portfolio turnover rate(d)	63%	46%	47%	55%	93%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP CORE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Core Fund
	Class C Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$19.86	$16.05	$14.05	$24.01	$22.13

Net investment loss(a)	(0.10)	(0.16)	(0.06)	(0.07)	(0.16)

Net realized and unrealized gain (loss)	(2.53)	4.97	2.95	(0.56)	4.51

Total from investment operations	(2.63)	4.81	2.89	(0.63)	4.35

Distributions to shareholders from net realized gains	(3.42)	(1.00)	(0.89)	(9.33)	(2.47)

Net asset value, end of year	$13.81	$19.86	$16.05	$14.05	$24.01

Total Return(b)	(16.04)%	31.41%	21.37%	3.01%	21.11%

Net assets, end of year (in 000’s)	$16,518	$21,144	$16,596	$18,674	$65,983

Ratio of net expenses to average net assets	1.82%	1.86%	1.89%	1.89%	1.89%

Ratio of total expenses to average net assets	1.90%	1.92%	1.97%	1.97%	2.06%

Ratio of net investment loss to average net assets	(0.61)%	(0.92)%	(0.45)%	(0.41)%	(0.70)%

Portfolio turnover rate(c)	63%	46%	47%	55%	93%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS LARGE CAP CORE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Core Fund
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$40.01	$31.19	$26.39	$35.76	$31.60

Net investment income(a)	0.17	0.07	0.16	0.20	0.13

Net realized and unrealized gain (loss)	(5.67)	9.90	5.70	(0.17)	6.62

Total from investment operations	(5.50)	9.97	5.86	0.03	6.75

Distributions to shareholders from net investment income	—	(0.15)	(0.17)	(0.07)	(0.12)

Distributions to shareholders from net realized gains	(3.42)	(1.00)	(0.89)	(9.33)	(2.47)

Total distributions	(3.42)	(1.15)	(1.06)	(9.40)	(2.59)

Net asset value, end of year	$31.09	$40.01	$31.19	$26.39	$35.76

Total Return(b)	(15.08)%	32.86%	22.71%	4.14%	22.50%

Net assets, end of year (in 000’s)	$93,741	$118,823	$64,708	$60,169	$77,293

Ratio of net expenses to average net assets	0.72%	0.74%	0.76%	0.75%	0.75%

Ratio of total expenses to average net assets	0.78%	0.80%	0.84%	0.83%	0.93%

Ratio of net investment income to average net assets	0.49%	0.20%	0.58%	0.74%	0.40%

Portfolio turnover rate(c)	63%	46%	47%	55%	93%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP CORE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Core Fund
	Service Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$32.41	$25.46	$21.73	$31.33	$28.00

Net investment income (loss)(a)	(0.03)	(0.08)	0.03	0.06	(0.01)

Net realized and unrealized gain (loss)	(4.45)	8.04	4.66	(0.33)	5.81

Total from investment operations	(4.48)	7.96	4.69	(0.27)	5.80

Distributions to shareholders from net investment income	—	(0.01)	(0.07)	—	—

Distributions to shareholders from net realized gains	(3.42)	(1.00)	(0.89)	(9.33)	(2.47)

Total distributions	(3.42)	(1.01)	(0.96)	(9.33)	(2.47)

Net asset value, end of year	$24.51	$32.41	$25.46	$21.73	$31.33

Total Return(b)	(15.50)%	32.21%	22.12%	3.57%	21.91%

Net assets, end of year (in 000’s)	$486	$2,151	$1,814	$1,546	$1,802

Ratio of net expenses to average net assets	1.23%	1.24%	1.26%	1.25%	1.25%

Ratio of total expenses to average net assets	1.28%	1.30%	1.34%	1.33%	1.41%

Ratio of net investment income (loss) to average net assets	(0.11)%	(0.30)%	0.13%	0.25%	(0.04)%

Portfolio turnover rate(c)	63%	46%	47%	55%	93%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS LARGE CAP CORE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Core Fund
	Investor Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$35.18	$27.56	$23.43	$32.94	$29.31

Net investment income(a)	0.13	0.02	0.11	0.15	0.09

Net realized and unrealized gain (loss)	(4.93)	8.73	5.05	(0.28)	6.11

Total from investment operations	(4.80)	8.75	5.16	(0.13)	6.20

Distributions to shareholders from net investment income	—	(0.13)	(0.14)	(0.05)	(0.10)

Distributions to shareholders from net realized gains	(3.42)	(1.00)	(0.89)	(9.33)	(2.47)

Total distributions	(3.42)	(1.13)	(1.03)	(9.38)	(2.57)

Net asset value, end of year	$26.96	$35.18	$27.56	$23.43	$32.94

Total Return(b)	(15.16)%	32.71%	22.56%	3.96%	22.35%

Net assets, end of year (in 000’s)	$36,346	$21,889	$8,703	$6,649	$9,259

Ratio of net expenses to average net assets	0.81%	0.86%	0.89%	0.89%	0.89%

Ratio of total expenses to average net assets	0.90%	0.92%	0.96%	0.97%	1.06%

Ratio of net investment income to average net assets	0.44%	0.08%	0.46%	0.60%	0.31%

Portfolio turnover rate(c)	63%	46%	47%	55%	93%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP CORE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Core Fund
	Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$39.96	$31.14	$26.35	$35.75	$31.60

Net investment income(a)	0.19	0.07	0.16	0.19	0.20

Net realized and unrealized gain (loss)	(5.69)	9.90	5.69	(0.17)	6.55

Total from investment operations	(5.50)	9.97	5.85	0.02	6.75

Distributions to shareholders from net investment income	—	(0.15)	(0.17)	(0.09)	(0.13)

Distributions to shareholders from net realized gains	(3.42)	(1.00)	(0.89)	(9.33)	(2.47)

Total distributions	(3.42)	(1.15)	(1.06)	(9.42)	(2.60)

Net asset value, end of year	$31.04	$39.96	$31.14	$26.35	$35.75

Total Return(b)	(15.07)%	32.92%	22.71%	4.12%	22.53%

Net assets, end of year (in 000’s)	$78,897	$8,707	$2,454	$2,313	$60

Ratio of net expenses to average net assets	0.70%	0.73%	0.75%	0.74%	0.74%

Ratio of total expenses to average net assets	0.77%	0.78%	0.83%	0.83%	0.90%

Ratio of net investment income to average net assets	0.56%	0.21%	0.59%	0.75%	0.60%

Portfolio turnover rate(c)	63%	46%	47%	55%	93%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS LARGE CAP CORE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Core Fund
	Class R Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$32.19	$25.32	$21.63	$31.26	$28.01

Net investment income (loss)(a)	(0.03)	(0.12)	— (b)	0.02	(0.06)

Net realized and unrealized gain (loss)	(4.45)	8.01	4.62	(0.32)	5.81

Total from investment operations	(4.48)	7.89	4.62	(0.30)	5.75

Distributions to shareholders from net investment income	—	(0.02)	(0.04)	—	(0.03)

Distributions to shareholders from net realized gains	(3.42)	(1.00)	(0.89)	(9.33)	(2.47)

Total distributions	(3.42)	(1.02)	(0.93)	(9.33)	(2.50)

Net asset value, end of year	$24.29	$32.19	$25.32	$21.63	$31.26

Total Return(c)	(15.58)%	32.09%	21.90%	3.47%	21.73%

Net assets, end of year (in 000’s)	$8,186	$12,608	$10,097	$8,559	$8,887

Ratio of net expenses to average net assets	1.32%	1.36%	1.39%	1.39%	1.39%

Ratio of total expenses to average net assets	1.40%	1.42%	1.47%	1.47%	1.56%

Ratio of net investment income (loss) to average net assets	(0.12)%	(0.42)%	0.01%	0.11%	(0.20)%

Portfolio turnover rate(d)	63%	46%	47%	55%	93%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP CORE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Core Fund
	Class P Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$39.94	$31.13	$26.34	$35.74	$33.39

Net investment income(b)	0.18	0.07	0.16	0.20	0.09

Net realized and unrealized gain (loss)	(5.67)	9.89	5.69	(0.18)	2.26

Total from investment operations	(5.49)	9.96	5.85	0.02	2.35

Distributions to shareholders from net investment income	—	(0.15)	(0.17)	(0.09)	—

Distributions to shareholders from net realized gains	(3.42)	(1.00)	(0.89)	(9.33)	—

Total distributions	(3.42)	(1.15)	(1.06)	(9.42)	—

Net asset value, end of period	$31.03	$39.94	$31.13	$26.34	$35.74

Total Return(c)	(15.08)%	32.90%	22.73%	4.13%	7.04%

Net assets, end of period (in 000’s)	$109,347	$132,700	$95,182	$85,422	$104,131

Ratio of net expenses to average net assets	0.71%	0.73%	0.75%	0.74%	0.74	%(d)

Ratio of total expenses to average net assets	0.77%	0.79%	0.83%	0.82%	0.85	%(d)

Ratio of net investment income to average net assets	0.50%	0.21%	0.59%	0.75%	0.72	%(d)

Portfolio turnover rate(e)	63%	46%	47%	55%	93%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Growth Fund
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$18.20	$17.14	$18.14	$23.42	$23.97

Net investment loss(a)	(0.10)	(0.15)	(0.10)	(0.09)	(0.14)

Net realized and unrealized gain (loss)	(3.93)	5.26	4.13	0.69	4.20

Total from investment operations	(4.03)	5.11	4.03	0.60	4.06

Distributions to shareholders from net realized gains	(3.14)	(4.05)	(5.03)	(5.88)	(4.61)

Net asset value, end of year	$11.03	$18.20	$17.14	$18.14	$23.42

Total Return(b)	(25.93)%	33.85%	28.84%	8.00%	19.37%

Net assets, end of year (in 000’s)	$262,404	$404,921	$347,644	$331,433	$421,605

Ratio of net expenses to average net assets	1.24%	1.24%	1.25%	1.27%	1.30%

Ratio of total expenses to average net assets	1.37%	1.37%	1.41%	1.39%	1.40%

Ratio of net investment loss to average net assets	(0.73)%	(0.87)%	(0.64)%	(0.51)%	(0.60)%

Portfolio turnover rate(c)	50%	57%	65%	69%	60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Growth Fund
	Class C Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data*

Net asset value, beginning of year	$102.96	$162.72	$243.84	$386.64	$430.80

Net investment loss(a)	(0.48)	(1.68)	(2.16)	(3.12)	(5.28)

Net realized and unrealized gain (loss)	(9.97)	39.12	41.76	1.44	71.76

Total from investment operations	(10.45)	37.44	39.60	(1.68)	66.48

Distributions to shareholders from net realized gains	(75.36)	(97.20)	(120.72)	(141.12)	(110.64)

Net asset value, end of year	$17.15	$102.96	$162.72	$243.84	$386.64

Total Return(b)	(26.40)%	32.89%	27.86%	7.24%	18.52%

Net assets, end of year (in 000’s)	$13,261	$23,337	$28,894	$40,072	$77,990

Ratio of net expenses to average net assets	1.99%	1.99%	2.00%	2.02%	2.05%

Ratio of total expenses to average net assets	2.12%	2.12%	2.16%	2.14%	2.15%

Ratio of net investment loss to average net assets	(1.48)%	(1.62)%	(1.38)%	(1.25)%	(1.35)%

Portfolio turnover rate(c)	50%	57%	65%	69%	60%

*	On June 10, 2022, the Fund’s Class C Shares affected a 24-for-1 reverse share split. All per share data prior to June 10, 2022 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Growth Fund
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$26.68	$23.41	$22.93	$27.78	$27.54

Net investment loss(a)	(0.08)	(0.13)	(0.06)	(0.04)	(0.07)

Net realized and unrealized gain (loss)	(6.09)	7.45	5.57	1.07	4.92

Total from investment operations	(6.17)	7.32	5.51	1.03	4.85

Distributions to shareholders from net realized gains	(3.14)	(4.05)	(5.03)	(5.88)	(4.61)

Net asset value, end of year	$17.37	$26.68	$23.41	$22.93	$27.78

Total Return(b)	(25.69)%	34.27%	29.33%	8.34%	19.78%

Net assets, end of year (in 000’s)	$313,137	$478,127	$442,693	$491,659	$1,178,239

Ratio of net expenses to average net assets	0.90%	0.90%	0.91%	0.93%	0.96%

Ratio of total expenses to average net assets	1.00%	1.00%	1.03%	1.00%	1.01%

Ratio of net investment loss to average net assets	(0.39)%	(0.53)%	(0.29)%	(0.17)%	(0.26)%

Portfolio turnover rate(c)	50%	57%	65%	69%	60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Growth Fund
	Service Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$15.97	$15.50	$16.89	$22.29	$23.05

Net investment loss(a)	(0.10)	(0.16)	(0.11)	(0.11)	(0.17)

Net realized and unrealized gain (loss)	(3.37)	4.68	3.75	0.59	4.02

Total from investment operations	(3.47)	4.52	3.64	0.48	3.85

Distributions to shareholders from net realized gains	(3.14)	(4.05)	(5.03)	(5.88)	(4.61)

Net asset value, end of year	$9.36	$15.97	$15.50	$16.89	$22.29

Total Return(b)	(26.06)%	33.59%	28.64%	7.82%	19.21%

Net assets, end of year (in 000’s)	$21,107	$33,114	$27,723	$27,094	$34,211

Ratio of net expenses to average net assets	1.40%	1.40%	1.41%	1.43%	1.46%

Ratio of total expenses to average net assets	1.50%	1.50%	1.53%	1.51%	1.51%

Ratio of net investment loss to average net assets	(0.90)%	(1.03)%	(0.79)%	(0.67)%	(0.76)%

Portfolio turnover rate(c)	50%	57%	65%	69%	60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Growth Fund
	Investor Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$20.61	$18.90	$19.47	$24.59	$24.90

Net investment loss(a)	(0.07)	(0.12)	(0.07)	(0.05)	(0.08)

Net realized and unrealized gain (loss)	(4.56)	5.88	4.53	0.81	4.38

Total from investment operations	(4.63)	5.76	4.46	0.76	4.30

Distributions to shareholders from net realized gains	(3.14)	(4.05)	(5.03)	(5.88)	(4.61)

Net asset value, end of year	$12.84	$20.61	$18.90	$19.47	$24.59

Total Return(b)	(25.79)%	34.19%	29.15%	8.33%	19.64%

Net assets, end of year (in 000’s)	$70,759	$105,878	$81,928	$77,012	$93,889

Ratio of net expenses to average net assets	0.99%	0.99%	1.00%	1.01%	1.05%

Ratio of total expenses to average net assets	1.12%	1.12%	1.16%	1.15%	1.15%

Ratio of net investment loss to average net assets	(0.48)%	(0.62)%	(0.39)%	(0.25)%	(0.35)%

Portfolio turnover rate(c)	50%	57%	65%	69%	60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Growth Fund
	Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$26.72	$23.44	$22.95	$27.80	$27.55

Net investment loss(a)	(0.08)	(0.13)	(0.06)	(0.04)	(0.07)

Net realized and unrealized gain (loss)	(6.10)	7.46	5.58	1.07	4.93

Total from investment operations	(6.18)	7.33	5.52	1.03	4.86

Distributions to shareholders from net realized gains	(3.14)	(4.05)	(5.03)	(5.88)	(4.61)

Net asset value, end of year	$17.40	$26.72	$23.44	$22.95	$27.80

Total Return(b)	(25.69)%	34.27%	29.35%	8.35%	19.80%

Net assets, end of year (in 000’s)	$199,472	$283,233	$211,480	$181,988	$231,077

Ratio of net expenses to average net assets	0.89%	0.89%	0.90%	0.92%	0.95%

Ratio of total expenses to average net assets	0.99%	0.99%	1.02%	1.00%	0.99%

Ratio of net investment loss to average net assets	(0.38)%	(0.53)%	(0.28)%	(0.16)%	(0.25)%

Portfolio turnover rate(c)	50%	57%	65%	69%	60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Growth Fund
	Class R Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$15.99	$15.53	$16.92	$22.33	$23.11

Net investment loss(a)	(0.11)	(0.17)	(0.12)	(0.13)	(0.19)

Net realized and unrealized gain (loss)	(3.37)	4.68	3.76	0.60	4.02

Total from investment operations	(3.48)	4.51	3.64	0.47	3.83

Distributions to shareholders from net realized gains	(3.14)	(4.05)	(5.03)	(5.88)	(4.61)

Net asset value, end of year	$9.37	$15.99	$15.53	$16.92	$22.33

Total Return(b)	(26.10)%	33.44%	28.58%	7.75%	19.06%

Net assets, end of year (in 000’s)	$33,397	$54,987	$48,780	$45,005	$54,359

Ratio of net expenses to average net assets	1.49%	1.49%	1.50%	1.51%	1.55%

Ratio of total expenses to average net assets	1.62%	1.62%	1.66%	1.64%	1.65%

Ratio of net investment loss to average net assets	(0.98)%	(1.12)%	(0.89)%	(0.76)%	(0.85)%

Portfolio turnover rate(c)	50%	57%	65%	69%	60%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Mid Cap Growth Fund
	Class P Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$26.74	$23.45	$22.96	$27.80	$26.35

Net investment loss(b)	(0.08)	(0.13)	(0.06)	(0.04)	(0.04)

Net realized and unrealized gain (loss)	(6.11)	7.47	5.58	1.08	1.49

Total from investment operations	(6.19)	7.34	5.52	1.04	1.45

Distributions to shareholders from net realized gains	(3.14)	(4.05)	(5.03)	(5.88)	—

Net asset value, end of period	$17.41	$26.74	$23.45	$22.96	$27.80

Total Return(c)	(25.68)%	34.26%	29.34%	8.38%	5.50%

Net assets, end of period (in 000’s)	$50,932	$90,649	$69,989	$69,893	$94,794

Ratio of net expenses to average net assets	0.89%	0.89%	0.90%	0.92%	0.95	%(d)

Ratio of total expenses to average net assets	0.99%	0.99%	1.02%	1.00%	1.00	%(d)

Ratio of net investment loss to average net assets	(0.40)%	(0.53)%	(0.28)%	(0.16)%	(0.36	)%(d)

Portfolio turnover rate(e)	50%	57%	65%	69%	60%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Fund
	Class A Shares
	Year Ended August 31,				Period Ended August 31, 2020(a)
	2022		2021
Per Share Data

Net asset value, beginning of period	$16.89		$12.81		$10.00

Net investment loss(b)	(0.10	)(c)	(0.16	)(d)	(0.09)

Net realized and unrealized gain (loss)	(4.04)		5.36		2.92

Total from investment operations	(4.14)		5.20		2.83

Distributions to shareholders from net investment income	—		(0.02)		(0.02)

Distributions to shareholders from net realized gains	(1.59)		(1.10)		—

Total distributions	(1.59)		(1.12)		(0.02)

Net asset value, end of period	$11.16		$16.89		$12.81

Total Return(e)	(26.55)%		41.87%		28.30%

Net assets, end of period (in 000’s)	$451		$669		$175

Ratio of net expenses to average net assets	1.28%		1.28%		1.30	%(f)

Ratio of total expenses to average net assets	2.16%		3.50%		8.30	%(f)

Ratio of net investment loss to average net assets	(0.74	)%(c)	(1.01)%		(0.94	)%(f)

Portfolio turnover rate(g)	81%		101%		70%

(a)	Commenced operations on October 31, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.10% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.08% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Fund
	Class C Shares
	Year Ended August 31,				Period Ended August 31, 2020(a)
	2022		2021
Per Share Data

Net asset value, beginning of period	$16.69		$12.74		$10.00

Net investment loss(b)	(0.20	)(c)	(0.27	)(d)	(0.15)

Net realized and unrealized gain (loss)	(3.97)		5.32		2.89

Total from investment operations	(4.17)		5.05		2.74

Distributions to shareholders from net investment income	—		—		—	(e)

Distributions to shareholders from net realized gains	(1.59)		(1.10)		—

Total distributions	(1.59)		(1.10)		—	(e)

Net asset value, end of period	$10.93		$16.69		$12.74

Total Return(f)	(27.08)%		40.86%		27.44%

Net assets, end of period (in 000’s)	$72		$119		$91

Ratio of net expenses to average net assets	2.03%		2.03%		2.06	%(g)

Ratio of total expenses to average net assets	2.92%		4.09%		9.80	%(g)

Ratio of net investment loss to average net assets	(1.48	)%(c)	(1.78)%		(1.70	)%(g)

Portfolio turnover rate(h)	81%		101%		70%

(a)	Commenced operations on October 31, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.10% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.08% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(g)	Annualized.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Fund
	Institutional Shares
	Year Ended August 31,				Period Ended August 31, 2020(a)
	2022		2021
Per Share Data

Net asset value, beginning of period	$16.98		$12.84		$10.00

Net investment loss(b)	(0.04	)(c)	(0.10	)(d)	(0.05)

Net realized and unrealized gain (loss)	(4.07)		5.37		2.91

Total from investment operations	(4.11)		5.27		2.86

Distributions to shareholders from net investment income	—		(0.03)		(0.02)

Distributions to shareholders from net realized gains	(1.59)		(1.10)		—

Total distributions	(1.59)		(1.13)		(0.02)

Net asset value, end of period	$11.28		$16.98		$12.84

Total Return(e)	(26.21)%		42.36%		28.68%

Net assets, end of period (in 000’s)	$18,661		$14,313		$10,516

Ratio of net expenses to average net assets	0.91%		0.91%		0.93	%(f)

Ratio of total expenses to average net assets	1.75%		2.93%		8.24	%(f)

Ratio of net investment loss to average net assets	(0.34	)%(c)	(0.66)%		(0.58	)%(f)

Portfolio turnover rate(g)	81%		101%		70%

(a)	Commenced operations on October 31, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.10% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.08% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Fund
	Investor Shares
	Year Ended August 31,				Period Ended August 31, 2020(a)
	2022		2021
Per Share Data

Net asset value, beginning of period	$16.96		$12.83		$10.00

Net investment loss(b)	(0.06	)(c)	(0.12	)(d)	(0.06)

Net realized and unrealized gain (loss)	(4.07)		5.37		2.91

Total from investment operations	(4.13)		5.25		2.85

Distributions to shareholders from net investment income	—		(0.02)		(0.02)

Distributions to shareholders from net realized gains	(1.59)		(1.10)		—

Total distributions	(1.59)		(1.12)		(0.02)

Net asset value, end of period	$11.24		$16.96		$12.83

Total Return(e)	(26.37)%		42.21%		28.55%

Net assets, end of period (in 000’s)	$67		$91		$64

Ratio of net expenses to average net assets	1.03%		1.03%		1.06	%(f)

Ratio of total expenses to average net assets	1.90%		3.13%		9.22	%(f)

Ratio of net investment loss to average net assets	(0.48	)%(c)	(0.78)%		(0.69	)%(f)

Portfolio turnover rate(g)	81%		101%		70%

(a)	Commenced operations on October 31, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.10% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.08% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Fund
	Class R6 Shares
	Year Ended August 31,				Period Ended August 31, 2020(a)
	2022		2021
Per Share Data

Net asset value, beginning of period	$16.99		$12.84		$10.00

Net investment loss(b)	(0.05	)(c)	(0.10	)(d)	(0.05)

Net realized and unrealized gain (loss)	(4.07)		5.38		2.91

Total from investment operations	(4.12)		5.28		2.86

Distributions to shareholders from net investment income	—		(0.03)		(0.02)

Distributions to shareholders from net realized gains	(1.59)		(1.10)		—

Total distributions	(1.59)		(1.13)		(0.02)

Net asset value, end of period	$11.28		$16.99		$12.84

Total Return(e)	(26.25)%		42.44%		28.68%

Net assets, end of period (in 000’s)	$68		$92		$64

Ratio of net expenses to average net assets	0.90%		0.90%		0.93	%(f)

Ratio of total expenses to average net assets	1.77%		3.00%		9.08	%(f)

Ratio of net investment loss to average net assets	(0.35	)%(c)	(0.65)%		(0.55	)%(f)

Portfolio turnover rate(g)	81%		101%		70%

(a)	Commenced operations on October 31, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.10% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.08% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Fund
	Class R Shares
	Year Ended August 31,				Period Ended August 31, 2020(a)
	2022		2021
Per Share Data

Net asset value, beginning of period	$16.84		$12.79		$10.00

Net investment loss(b)	(0.13	)(c)	(0.20	)(d)	(0.11)

Net realized and unrealized gain (loss)	(4.03)		5.35		2.91

Total from investment operations	(4.16)		5.15		2.80

Distributions to shareholders from net investment income	—		—		(0.01)

Distributions to shareholders from net realized gains	(1.59)		(1.10)		—

Total distributions	(1.59)		(1.10)		(0.01)

Net asset value, end of period	$11.09		$16.84		$12.79

Total Return(e)	(26.76)%		41.51%		28.05%

Net assets, end of period (in 000’s)	$66		$91		$64

Ratio of net expenses to average net assets	1.53%		1.53%		1.56	%(f)

Ratio of total expenses to average net assets	2.41%		3.62%		9.73	%(f)

Ratio of net investment loss to average net assets	(0.98	)%(c)	(1.28)%		(1.19	)%(f)

Portfolio turnover rate(g)	81%		101%		70%

(a)	Commenced operations on October 31, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.10% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.08% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS SMALL CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Fund
	Class P Shares
	Year Ended August 31,				Period Ended August 31, 2020(a)
	2022		2021
Per Share Data

Net asset value, beginning of period	$16.98		$12.84		$10.00

Net investment loss(b)	(0.04	)(c)	(0.10	)(d)	(0.05)

Net realized and unrealized gain (loss)	(4.08)		5.37		2.91

Total from investment operations	(4.12)		5.27		2.86

Distributions to shareholders from net investment income	—		(0.03)		(0.02)

Distributions to shareholders from net realized gains	(1.59)		(1.10)		—

Total distributions	(1.59)		(1.13)		(0.02)

Net asset value, end of period	$11.27		$16.98		$12.84

Total Return(e)	(26.27)%		42.38%		28.68%

Net assets, end of period (in 000’s)	$11,540		$5,349		$2,831

Ratio of net expenses to average net assets	0.90%		0.90%		0.90	%(f)

Ratio of total expenses to average net assets	1.75%		3.00%		6.73	%(f)

Ratio of net investment loss to average net assets	(0.35	)%(c)	(0.64)%		(0.55	)%(f)

Portfolio turnover rate(g)	81%		101%		70%

(a)	Commenced operations on October 31, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.10% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.08% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019		2018
Per Share Data

Net asset value, beginning of year	$28.31	$23.56	$20.53	$23.94		$21.81

Net investment loss(a)	(0.17)	(0.25)	(0.15)	(0.12	)(b)	(0.14	)(c)

Net realized and unrealized gain (loss)	(7.31)	8.84	6.20	0.36		5.15

Total from investment operations	(7.48)	8.59	6.05	0.24		5.01

Distributions to shareholders from net realized gains	(3.74)	(3.84)	(3.02)	(3.65)		(2.88)

Distributions to shareholders from return of capital	(0.03)	—	—	—		—

Total distributions	(3.77)	(3.84)	(3.02)	(3.65)		(2.88)

Net asset value, end of year	$17.06	$28.31	$23.56	$20.53		$23.94

Total Return(d)	(29.64)%	39.05%	33.09%	4.33%		25.22%

Net assets, end of year (in 000’s)	$276,714	$470,941	$309,715	$295,072		$346,289

Ratio of net expenses to average net assets	1.22%	1.21%	1.27%	1.26%		1.28%

Ratio of total expenses to average net assets	1.27%	1.26%	1.32%	1.32%		1.35%

Ratio of net investment loss to average net assets	(0.79)%	(0.94)%	(0.74)%	(0.59	)%(b)	(0.64	)%(c)

Portfolio turnover rate(e)	65%	60%	76%	76%		59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class C Shares
	Year Ended August 31,
	2022	2021	2020	2019		2018
Per Share Data

Net asset value, beginning of year	$21.23	$18.59	$16.90	$20.60		$19.27

Net investment loss(a)	(0.24)	(0.34)	(0.25)	(0.22	)(b)	(0.27	)(c)

Net realized and unrealized gain (loss)	(5.24)	6.82	4.96	0.17		4.48

Total from investment operations	(5.48)	6.48	4.71	(0.05)		4.21

Distributions to shareholders from net realized gains	(3.74)	(3.84)	(3.02)	(3.65)		(2.88)

Distributions to shareholders from return of capital	(0.03)	—	—	—		—

Total distributions	(3.77)	(3.84)	(3.02)	(3.65)		(2.88)

Net asset value, end of year	$11.98	$21.23	$18.59	$16.90		$20.60

Total Return(d)	(30.18)%	38.00%	32.18%	3.50%		24.30%

Net assets, end of year (in 000’s)	$76,089	$145,721	$153,835	$166,172		$232,881

Ratio of net expenses to average net assets	1.97%	1.96%	2.02%	2.01%		2.03%

Ratio of total expenses to average net assets	2.02%	2.01%	2.08%	2.07%		2.10%

Ratio of net investment loss to average net assets	(1.54)%	(1.69)%	(1.55)%	(1.35	)%(b)	(1.38	)%(c)

Portfolio turnover rate(e)	65%	60%	76%	76%		59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019		2018
Per Share Data

Net asset value, beginning of year	$31.94	$26.09	$22.36	$25.63		$23.08

Net investment loss(a)	(0.11)	(0.18)	(0.09)	(0.06	)(b)	(0.07	)(c)

Net realized and unrealized gain (loss)	(8.38)	9.87	6.84	0.44		5.50

Total from investment operations	(8.49)	9.69	6.75	0.38		5.43

Distributions to shareholders from net realized gains	(3.74)	(3.84)	(3.02)	(3.65)		(2.88)

Distributions to shareholders from return of capital	(0.03)	—	—	—		—

Total distributions	(3.77)	(3.84)	(3.02)	(3.65)		(2.88)

Net asset value, end of year	$19.68	$31.94	$26.09	$22.36		$25.63

Total Return(d)	(29.42)%	39.51%	33.55%	4.62%		25.69%

Net assets, end of year (in 000’s)	$824,359	$1,303,226	$921,412	$853,375		$1,067,540

Ratio of net expenses to average net assets	0.90%	0.89%	0.94%	0.93%		0.92%

Ratio of total expenses to average net assets	0.90%	0.89%	0.95%	0.93%		0.96%

Ratio of net investment loss to average net assets	(0.47)%	(0.63)%	(0.39)%	(0.26	)%(b)	(0.27	)%(c)

Portfolio turnover rate(e)	65%	60%	76%	76%		59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Service Shares
	Year Ended August 31,
	2022	2021	2020	2019		2018
Per Share Data

Net asset value, beginning of year	$26.92	$22.60	$19.84	$23.32		$21.33

Net investment loss(a)	(0.27)	(0.27)	(0.18)	(0.15	)(b)	(0.17	)(c)

Net realized and unrealized gain (loss)	(6.83)	8.43	5.96	0.32		5.04

Total from investment operations	(7.10)	8.16	5.78	0.17		4.87

Distributions to shareholders from net realized gains	(3.74)	(3.84)	(3.02)	(3.65)		(2.88)

Distributions to shareholders from return of capital	(0.03)	—	—	—		—

Total distributions	(3.77)	(3.84)	(3.02)	(3.65)		(2.88)

Net asset value, end of year	$16.05	$26.92	$22.60	$19.84		$23.32

Total Return(d)	(29.78)%	38.78%	32.87%	4.13%		25.12%

Net assets, end of year (in 000’s)	$1,267	$22,781	$32,215	$18,395		$18,210

Ratio of net expenses to average net assets	1.39%	1.39%	1.44%	1.43%		1.42%

Ratio of total expenses to average net assets	1.39%	1.40%	1.45%	1.44%		1.46%

Ratio of net investment loss to average net assets	(1.10)%	(1.12)%	(0.92)%	(0.75	)%(b)	(0.77	)%(c)

Portfolio turnover rate(e)	65%	60%	76%	76%		59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Investor Shares
	Year Ended August 31,
	2022	2021	2020	2019		2018
Per Share Data

Net asset value, beginning of year	$30.33	$24.96	$21.53	$24.85		$22.48

Net investment loss(a)	(0.13)	(0.19)	(0.10)	(0.07	)(b)	(0.09	)(c)

Net realized and unrealized gain (loss)	(7.90)	9.40	6.55	0.40		5.34

Total from investment operations	(8.03)	9.21	6.45	0.33		5.25

Distributions to shareholders from net realized gains	(3.74)	(3.84)	(3.02)	(3.65)		(2.88)

Distributions to shareholders from return of capital	(0.03)	—	—	—		—

Total distributions	(3.77)	(3.84)	(3.02)	(3.65)		(2.88)

Net asset value, end of year	$18.53	$30.33	$24.96	$21.53		$24.85

Total Return(d)	(29.47)%	39.37%	33.44%	4.57%		25.57%

Net assets, end of year (in 000’s)	$428,149	$815,104	$495,629	$409,019		$529,670

Ratio of net expenses to average net assets	0.97%	0.96%	1.02%	1.01%		1.03%

Ratio of total expenses to average net assets	1.02%	1.01%	1.07%	1.07%		1.10%

Ratio of net investment loss to average net assets	(0.55)%	(0.69)%	(0.47)%	(0.34	)%(b)	(0.38	)%(c)

Portfolio turnover rate(e)	65%	60%	76%	76%		59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019		2018
Per Share Data

Net asset value, beginning of year	$31.98	$26.12	$22.38	$25.64		$23.09

Net investment loss(a)	(0.10)	(0.18)	(0.08)	(0.05	)(b)	(0.06	)(c)

Net realized and unrealized gain (loss)	(8.40)	9.88	6.84	0.44		5.49

Total from investment operations	(8.50)	9.70	6.76	0.39		5.43

Distributions to shareholders from net realized gains	(3.74)	(3.84)	(3.02)	(3.65)		(2.88)

Distributions to shareholders from return of capital	(0.03)	—	—	—		—

Total distributions	(3.77)	(3.84)	(3.02)	(3.65)		(2.88)

Total Return(d)	(29.41)%	39.51%	33.56%	4.67%		25.68%

Net assets, end of year (in 000’s)	$156,599	$139,453	$73,863	$54,916		$39,263

Ratio of net expenses to average net assets	0.89%	0.88%	0.93%	0.92%		0.91%

Ratio of total expenses to average net assets	0.89%	0.88%	0.94%	0.93%		0.95%

Ratio of net investment loss to average net assets	(0.43)%	(0.61)%	(0.38)%	(0.23	)%(b)	(0.25	)%(c)

Portfolio turnover rate(e)	65%	60%	76%	76%		59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Growth Fund
	Class R Shares
	Year Ended August 31,
	2022	2021	2020	2019		2018
Per Share Data

Net asset value, beginning of year	$26.41	$22.24	$19.58	$23.08		$21.17

Net investment loss(a)	(0.20)	(0.29)	(0.19)	(0.16	)(b)	(0.19	)(c)

Net realized and unrealized gain (loss)	(6.76)	8.30	5.87	0.31		4.98

Total from investment operations	(6.96)	8.01	5.68	0.15		4.79

Distributions to shareholders from net realized gains	(3.74)	(3.84)	(3.02)	(3.65)		(2.88)

Distributions to shareholders from return of capital	(0.03)	—	—	—		—

Total distributions	(3.77)	(3.84)	(3.02)	(3.65)		(2.88)

Total Return(d)	(29.82)%	38.72%	32.78%	4.07%		24.92%

Net assets, end of year (in 000’s)	$9,301	$14,818	$13,209	$15,856		$24,215

Ratio of net expenses to average net assets	1.47%	1.46%	1.52%	1.51%		1.53%

Ratio of total expenses to average net assets	1.52%	1.51%	1.57%	1.57%		1.61%

Ratio of net investment loss to average net assets	(1.04)%	(1.20)%	(1.00)%	(0.85	)%(b)	(0.90	)%(c)

Portfolio turnover rate(e)	65%	60%	76%	76%		59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small/Mid Cap Growth Fund
	Class P Shares
	Year Ended August 31,					Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$31.98	$26.12	$22.38	$25.64		$23.61

Net investment loss(b)	(0.11)	(0.18)	(0.08)	(0.05	)(c)	(0.03	)(d)

Net realized and unrealized gain (loss)	(8.39)	9.88	6.84	0.44		2.06

Total from investment operations	(8.50)	9.70	6.76	0.39		2.03

Distributions to shareholders from net realized gains	(3.74)	(3.84)	(3.02)	(3.65)		—

Distributions to shareholders from return of capital	(0.03)	—	—	—		—

Total distributions	(3.77)	(3.84)	(3.02)	(3.65)		—

Total Return(e)	(29.41)%	39.51%	33.56%	4.67%		8.60%

Net assets, end of period (in 000’s)	$345,549	$601,794	$285,307	$188,657		$245,612

Ratio of net expenses to average net assets	0.89%	0.88%	0.93%	0.92%		0.90	%(f)

Ratio of total expenses to average net assets	0.89%	0.88%	0.94%	0.92%		0.91	%(f)

Ratio of net investment loss to average net assets	(0.46)%	(0.61)%	(0.38)%	(0.25	)%(c)	(0.36	)%(d)(f)

Portfolio turnover rate(g)	65%	60%	76%	76%		59%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.08% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.11% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$12.32	$11.24	$9.25	$13.83	$13.79

Net investment loss(a)	(0.06)	(0.07)	(0.03)	(0.01)	(0.02)

Net realized and unrealized gain (loss)	(2.69)	2.92	3.58	(0.30)	3.03

Total from investment operations	(2.75)	2.85	3.55	(0.31)	3.01

Distributions to shareholders from net realized gains	(1.51)	(1.77)	(1.56)	(4.27)	(2.97)

Net asset value, end of year	$8.06	$12.32	$11.24	$9.25	$13.83

Total Return(b)	(25.42)%	29.11%	43.98%	2.86%	25.59%

Net assets, end of year (in 000’s)	$33,996	$63,591	$36,688	$28,311	$30,174

Ratio of net expenses to average net assets	1.11%	1.12%	1.14%	1.14%	1.14%

Ratio of total expenses to average net assets	1.29%	1.30%	1.35%	1.40%	1.39%

Ratio of net investment loss to average net assets	(0.63)%	(0.60)%	(0.35)%	(0.07)%	(0.15)%

Portfolio turnover rate(c)	24%	31%	39%	28%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class C Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data*

Net asset value, beginning of year	$18.96	$19.89	$18.27	$32.43	$34.38

Net investment loss(a)	(0.21)	(0.24)	(0.21)	(0.18)	(0.27)

Net realized and unrealized gain (loss)	(3.55)	4.62	6.51	(1.17)	7.23

Total from investment operations	(3.76)	4.38	6.30	(1.35)	6.96

Distributions to shareholders from net realized gains	(4.53)	(5.31)	(4.68)	(12.81)	(8.91)

Net asset value, end of year	$10.67	$18.96	$19.89	$18.27	$32.43

Total Return(b)	(25.97)%	28.22%	42.88%	2.07%	24.61%

Net assets, end of year (in 000’s)	$2,153	$3,901	$4,522	$4,142	$9,081

Ratio of net expenses to average net assets	1.86%	1.87%	1.89%	1.89%	1.89%

Ratio of total expenses to average net assets	2.04%	2.05%	2.11%	2.14%	2.13%

Ratio of net investment loss to average net assets	(1.37)%	(1.34)%	(1.25)%	(0.83)%	(0.85)%

Portfolio turnover rate(c)	24%	31%	39%	28%	40%

*	On June 10, 2022, the Fund’s Class C Shares affected a 3-for-1 reverse share split. All per share data prior to June 10, 2022 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$14.50	$12.88	$10.39	$14.92	$14.67

Net investment income (loss)(a)	(0.03)	(0.03)	0.01	0.03	0.04

Net realized and unrealized gain (loss)	(3.24)	3.42	4.07	(0.26)	3.25

Total from investment operations	(3.27)	3.39	4.08	(0.23)	3.29

Distributions to shareholders from net investment income	—	— (b)	(0.03)	(0.03)	(0.07)

Distributions to shareholders from net realized gains	(1.51)	(1.77)	(1.56)	(4.27)	(2.97)

Total distributions	(1.51)	(1.77)	(1.59)	(4.30)	(3.04)

Net asset value, end of year	$9.72	$14.50	$12.88	$10.39	$14.92

Total Return(c)	(25.16)%	29.65%	44.36%	3.31%	26.11%

Net assets, end of year (in 000’s)	$39,300	$62,894	$60,474	$52,461	$75,470

Ratio of net expenses to average net assets	0.75%	0.75%	0.76%	0.75%	0.75%

Ratio of total expenses to average net assets	0.92%	0.93%	0.98%	1.00%	0.99%

Ratio of net investment income (loss) to average net assets	(0.25)%	(0.23)%	0.10%	0.32%	0.31%

Portfolio turnover rate(d)	24%	31%	39%	28%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Service Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$11.97	$10.97	$9.08	$13.67	$13.70

Net investment loss(a)	(0.07)	(0.08)	(0.04)	(0.01)	(0.03)

Net realized and unrealized gain (loss)	(2.61)	2.85	3.49	(0.31)	3.00

Total from investment operations	(2.68)	2.77	3.45	(0.32)	2.97

Distributions to shareholders from net investment income	—	—	—	—	(0.03)

Distributions to shareholders from net realized gains	(1.51)	(1.77)	(1.56)	(4.27)	(2.97)

Total distributions	(1.51)	(1.77)	(1.56)	(4.27)	(3.00)

Net asset value, end of year	$7.78	$11.97	$10.97	$9.08	$13.67

Total Return(b)	(25.59)%	29.09%	43.67%	2.79%	25.48%

Net assets, end of year (in 000’s)	$536	$623	$505	$622	$597

Ratio of net expenses to average net assets	1.25%	1.25%	1.26%	1.25%	1.25%

Ratio of total expenses to average net assets	1.42%	1.43%	1.53%	1.53%	1.48%

Ratio of net investment loss to average net assets	(0.75)%	(0.72)%	(0.47)%	(0.14)%	(0.21)%

Portfolio turnover rate(c)	24%	31%	39%	28%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Investor Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$14.41	$12.83	$10.34	$14.89	$14.66

Net investment income (loss)(a)	(0.04)	(0.04)	(0.01)	0.02	0.02

Net realized and unrealized gain (loss)	(3.21)	3.39	4.07	(0.27)	3.24

Total from investment operations	(3.25)	3.35	4.06	(0.25)	3.26

Distributions to shareholders from net investment income	—	—	(0.01)	(0.03)	(0.06)

Distributions to shareholders from net realized gains	(1.51)	(1.77)	(1.56)	(4.27)	(2.97)

Total distributions	(1.51)	(1.77)	(1.57)	(4.30)	(3.03)

Net asset value, end of year	$9.65	$14.41	$12.83	$10.34	$14.89

Total Return(b)	(25.18)%	29.42%	44.28%	3.14%	25.90%

Net assets, end of year (in 000’s)	$3,304	$3,232	$2,758	$1,533	$2,578

Ratio of net expenses to average net assets	0.86%	0.87%	0.89%	0.89%	0.89%

Ratio of total expenses to average net assets	1.04%	1.05%	1.06%	1.14%	1.12%

Ratio of net investment income (loss) to average net assets	(0.34)%	(0.35)%	(0.09)%	0.16%	0.15%

Portfolio turnover rate(c)	24%	31%	39%	28%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$14.46	$12.86	$10.37	$14.91	$14.66

Net investment income (loss)(a)	(0.02)	(0.03)	0.01	0.04	0.04

Net realized and unrealized gain (loss)	(3.23)	3.40	4.07	(0.27)	3.25

Total from investment operations	(3.25)	3.37	4.08	(0.23)	3.29

Distributions to shareholders from net investment income	—	— (b)	(0.03)	(0.04)	(0.07)

Distributions to shareholders from net realized gains	(1.51)	(1.77)	(1.56)	(4.27)	(2.97)

Total distributions	(1.51)	(1.77)	(1.59)	(4.31)	(3.04)

Net asset value, end of year	$9.70	$14.46	$12.86	$10.37	$14.91

Total Return(c)	(25.09)%	29.57%	44.49%	3.33%	26.15%

Net assets, end of year (in 000’s)	$3,846	$789	$509	$477	$15

Ratio of net expenses to average net assets	0.74%	0.74%	0.75%	0.74%	0.74%

Ratio of total expenses to average net assets	0.92%	0.92%	0.99%	1.03%	0.97%

Ratio of net investment income (loss) to average net assets	(0.18)%	(0.22)%	0.10%	0.40%	0.30%

Portfolio turnover rate(d)	24%	31%	39%	28%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Class R Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$11.55	$10.67	$8.88	$13.49	$13.56

Net investment loss(a)	(0.08)	(0.09)	(0.06)	(0.03)	(0.04)

Net realized and unrealized gain (loss)	(2.49)	2.74	3.41	(0.31)	2.96

Total from investment operations	(2.57)	2.65	3.35	(0.34)	2.92

Distributions to shareholders from net investment income	—	—	—	—	(0.02)

Distributions to shareholders from net realized gains	(1.51)	(1.77)	(1.56)	(4.27)	(2.97)

Total distributions	(1.51)	(1.77)	(1.56)	(4.27)	(2.99)

Net asset value, end of year	$7.47	$11.55	$10.67	$8.88	$13.49

Total Return(b)	(25.57)%	28.74%	43.52%	2.67%	25.29%

Net assets, end of year (in 000’s)	$170	$213	$66	$292	$255

Ratio of net expenses to average net assets	1.36%	1.37%	1.40%	1.39%	1.39%

Ratio of total expenses to average net assets	1.54%	1.55%	1.75%	1.65%	1.62%

Ratio of net investment loss to average net assets	(0.85)%	(0.85)%	(0.66)%	(0.31)%	(0.34)%

Portfolio turnover rate(c)	24%	31%	39%	28%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Growth Fund
	Class P Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.44	$12.84	$10.35	$14.90	$13.53

Net investment income (loss)(b)	(0.03)	(0.03)	0.01	0.04	0.01

Net realized and unrealized gain (loss)	(3.22)	3.40	4.07	(0.28)	1.36

Total from investment operations	(3.25)	3.37	4.08	(0.24)	1.37

Distributions to shareholders from net investment income	—	— (c)	(0.03)	(0.04)	—

Distributions to shareholders from net realized gains	(1.51)	(1.77)	(1.56)	(4.27)	—

Total distributions	(1.51)	(1.77)	(1.59)	(4.31)	—

Net asset value, end of period	$9.68	$14.44	$12.84	$10.35	$14.90

Total Return(d)	(25.12)%	29.61%	44.56%	3.26%	10.13%

Net assets, end of period (in 000’s)	$60,603	$90,823	$78,539	$73,132	$104,590

Ratio of net expenses to average net assets	0.74%	0.74%	0.75%	0.74%	0.74	%(e)

Ratio of total expenses to average net assets	0.91%	0.92%	0.98%	0.99%	0.96	%(e)

Ratio of net investment income (loss) to average net assets	(0.24)%	(0.22)%	0.12%	0.32%	0.22	%(e)

Portfolio turnover rate(f)	24%	31%	39%	28%	40%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$35.07	$29.76	$23.17	$27.91	$23.04

Net investment loss(a)	(0.18)	(0.22)	(0.13)	(0.12)	(0.16)

Net realized and unrealized gain (loss)	(8.75)	8.18	10.43	0.44	6.79

Total from investment operations	(8.93)	7.96	10.30	0.32	6.63

Distributions to shareholders from net realized gains	(5.30)	(2.65)	(3.71)	(5.06)	(1.76)

Net asset value, end of year	$20.84	$35.07	$29.76	$23.17	$27.91

Total Return(b)	(29.60)%	29.05%	51.05%	4.73%	30.46%

Net assets, end of year (in 000’s)	$324,628	$503,553	$429,267	$305,666	$312,289

Ratio of net expenses to average net assets	1.25%	1.26%	1.28%	1.34%	1.38%

Ratio of total expenses to average net assets	1.41%	1.41%	1.46%	1.48%	1.48%

Ratio of net investment loss to average net assets	(0.67)%	(0.72)%	(0.55)%	(0.53)%	(0.65)%

Portfolio turnover rate(c)	51%	41%	41%	27%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Class C Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$24.46	$21.68	$17.94	$23.05	$19.45

Net investment loss(a)	(0.25)	(0.31)	(0.23)	(0.24)	(0.29)

Net realized and unrealized gain (loss)	(5.65)	5.74	7.68	0.19	5.65

Total from investment operations	(5.90)	5.43	7.45	(0.05)	5.36

Distributions to shareholders from net realized gains	(5.30)	(2.65)	(3.71)	(5.06)	(1.76)

Net asset value, end of year	$13.26	$24.46	$21.68	$17.94	$23.05

Total Return(b)	(30.13)%	28.13%	49.93%	3.97%	29.49%

Net assets, end of year (in 000’s)	$16,950	$27,866	$30,011	$24,948	$57,207

Ratio of net expenses to average net assets	2.00%	2.01%	2.03%	2.10%	2.13%

Ratio of total expenses to average net assets	2.16%	2.16%	2.21%	2.23%	2.23%

Ratio of net investment loss to average net assets	(1.43)%	(1.47)%	(1.31)%	(1.31)%	(1.40)%

Portfolio turnover rate(c)	51%	41%	41%	27%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$41.40	$34.57	$26.28	$30.78	$25.15

Net investment loss(a)	(0.13)	(0.16)	(0.07)	(0.04)	(0.07)

Net realized and unrealized gain (loss)	(10.59)	9.64	12.07	0.60	7.46

Total from investment operations	(10.72)	9.48	12.00	0.56	7.39

Distributions to shareholders from net realized gains	(5.30)	(2.65)	(3.71)	(5.06)	(1.76)

Net asset value, end of year	$25.38	$41.40	$34.57	$26.28	$30.78

Total Return(b)	(29.38)%	29.42%	51.49%	5.12%	30.95%

Net assets, end of year (in 000’s)	$97,095	$190,705	$157,267	$74,728	$87,522

Ratio of net expenses to average net assets	0.97%	0.98%	0.99%	0.98%	0.99%

Ratio of total expenses to average net assets	1.04%	1.04%	1.08%	1.09%	1.09%

Ratio of net investment loss to average net assets	(0.40)%	(0.44)%	(0.27)%	(0.17)%	(0.26)%

Portfolio turnover rate(c)	51%	41%	41%	27%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Service Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$33.72	$28.77	$22.56	$27.35	$22.64

Net investment loss(a)	(0.25)	(0.27)	(0.17)	(0.15)	(0.18)

Net realized and unrealized gain (loss)	(8.33)	7.87	10.09	0.42	6.65

Total from investment operations	(8.58)	7.60	9.92	0.27	6.47

Distributions to shareholders from net realized gains	(5.30)	(2.65)	(3.71)	(5.06)	(1.76)

Net asset value, end of year	$19.84	$33.72	$28.77	$22.56	$27.35

Total Return(b)	(29.76)%	28.78%	50.71%	4.62%	30.28%

Net assets, end of year (in 000’s)	$8,259	$38,670	$41,024	$29,084	$33,109

Ratio of net expenses to average net assets	1.47%	1.48%	1.49%	1.48%	1.49%

Ratio of total expenses to average net assets	1.54%	1.54%	1.58%	1.59%	1.59%

Ratio of net investment loss to average net assets	(0.93)%	(0.94)%	(0.77)%	(0.67)%	(0.75)%

Portfolio turnover rate(c)	51%	41%	41%	27%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Technology Opportunities Fund
	Investor Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$40.39	$33.79	$25.78	$30.33	$24.84

Net investment loss(a)	(0.13)	(0.16)	(0.08)	(0.07)	(0.11)

Net realized and unrealized gain (loss)	(10.31)	9.41	11.80	0.58	7.36

Total from investment operations	(10.44)	9.25	11.72	0.51	7.25

Distributions to shareholders from net realized gains	(5.30)	(2.65)	(3.71)	(5.06)	(1.76)

Net asset value, end of year	$24.65	$40.39	$33.79	$25.78	$30.33

Total Return(b)	(29.42)%	29.42%	51.40%	5.01%	30.76%

Net assets, end of year (in 000’s)	$26,044	$41,403	$48,387	$19,207	$22,520

Ratio of net expenses to average net assets	1.00%	1.01%	1.02%	1.09%	1.13%

Ratio of total expenses to average net assets	1.16%	1.16%	1.21%	1.23%	1.23%

Ratio of net investment loss to average net assets	(0.42)%	(0.47)%	(0.31)%	(0.29)%	(0.40)%

Portfolio turnover rate(c)	51%	41%	41%	27%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Technology Opportunities Fund
	Class R6 Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$41.43	$34.59	$26.29	$30.78	$25.08

Net investment loss(b)	(0.06)	(0.15)	(0.08)	(0.02)	(0.04)

Net realized and unrealized gain (loss)	(10.67)	9.64	12.09	0.59	5.74

Total from investment operations	(10.73)	9.49	12.01	0.57	5.70

Distributions to shareholders from net realized gains	(5.30)	(2.65)	(3.71)	(5.06)	—

Net asset value, end of period	$25.40	$41.43	$34.59	$26.29	$30.78

Total Return(c)	(29.38)%	29.44%	51.51%	5.15%	22.73%

Net assets, end of period (in 000’s)	$50,264	$3,134	$1,330	$138	$12

Ratio of net expenses to average net assets	0.94%	0.97%	0.97%	0.97%	0.98	%(d)

Ratio of total expenses to average net assets	1.04%	1.03%	1.06%	1.09%	1.08	%(d)

Ratio of net investment loss to average net assets	(0.23)%	(0.43)%	(0.28)%	(0.07)%	(0.20	)%(d)

Portfolio turnover rate(e)	51%	41%	41%	27%	46%

(a)	Commenced operations on December 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Technology Opportunities Fund
	Class P Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$41.43	$34.59	$26.29	$30.79	$27.83

Net investment income (loss)(b)	(0.12)	(0.15)	(0.07)	(0.04)	0.01

Net realized and unrealized gain (loss)	(10.61)	9.64	12.08	0.60	2.95

Total from investment operations	(10.73)	9.49	12.01	0.56	2.96

Distributions to shareholders from net realized gains	(5.30)	(2.65)	(3.71)	(5.06)	—

Net asset value, end of period	$25.40	$41.43	$34.59	$26.29	$30.79

Total Return(c)	(29.38)%	29.44%	51.51%	5.11%	10.64%

Net assets, end of period (in 000’s)	$95,207	$145,094	$63,555	$24,396	$24,951

Ratio of net expenses to average net assets	0.95%	0.97%	0.98%	0.97%	0.97	%(d)

Ratio of total expenses to average net assets	1.03%	1.03%	1.07%	1.08%	1.14	%(d)

Ratio of net investment income (loss) to average net assets	(0.38)%	(0.43)%	(0.25)%	(0.16)%	0.08	%(d)

Portfolio turnover rate(e)	51%	41%	41%	27%	46%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$18.89	$15.63	$13.59	$14.00	$14.84

Net investment income(a)	0.05	0.04	0.09	0.12	0.11

Net realized and unrealized gain (loss)	(3.46)	4.91	2.56	0.64	2.15

Total from investment operations	(3.41)	4.95	2.65	0.76	2.26

Distributions to shareholders from net investment income	—	(0.07)	(0.15)	(0.08)	(0.09)

Distributions to shareholders from net realized gains	(0.35)	(1.62)	(0.46)	(1.09)	(3.01)

Total distributions	(0.35)	(1.69)	(0.61)	(1.17)	(3.10)

Net asset value, end of year	$15.13	$18.89	$15.63	$13.59	$14.00

Total Return(b)	(18.42)%	34.66%	19.93%	6.80%	17.50%

Net assets, end of year (in 000’s)	$6,597	$7,354	$5,448	$3,878	$2,533

Ratio of net expenses to average net assets	1.03%	1.01%	1.05%	1.03%	1.04%

Ratio of total expenses to average net assets	2.23%	3.73%	3.30%	4.26%	5.12%

Ratio of net investment income to average net assets	0.31%	0.26%	0.64%	0.90%	0.81%

Portfolio turnover rate(c)	114%	31%	65%	47%	71%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Class C Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$17.71	$14.79	$12.91	$13.40	$14.36

Net investment income (loss)(a)	(0.08)	(0.08)	(0.01)	0.02	0.01

Net realized and unrealized gain (loss)	(3.22)	4.62	2.41	0.62	2.07

Total from investment operations	(3.30)	4.54	2.40	0.64	2.08

Distributions to shareholders from net investment income	—	—	(0.06)	(0.04)	(0.03)

Distributions to shareholders from net realized gains	(0.35)	(1.62)	(0.46)	(1.09)	(3.01)

Total distributions	(0.35)	(1.62)	(0.52)	(1.13)	(3.04)

Net asset value, end of year	$14.06	$17.71	$14.79	$12.91	$13.40

Total Return(b)	(19.04)%	33.65%	18.97%	6.04%	16.66%

Net assets, end of year (in 000’s)	$1,402	$2,430	$1,985	$1,487	$172

Ratio of net expenses to average net assets	1.78%	1.76%	1.80%	1.78%	1.80%

Ratio of total expenses to average net assets	2.94%	4.46%	4.07%	4.97%	5.86%

Ratio of net investment income (loss) to average net assets	(0.47)%	(0.49)%	(0.11)%	0.18%	0.05%

Portfolio turnover rate(c)	114%	31%	65%	47%	71%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$19.13	$15.80	$13.73	$14.10	$14.92

Net investment income(a)	0.14	0.10	0.14	0.16	0.16

Net realized and unrealized gain (loss)	(3.53)	4.97	2.58	0.67	2.17

Total from investment operations	(3.39)	5.07	2.72	0.83	2.33

Distributions to shareholders from net investment income	(0.04)	(0.12)	(0.19)	(0.11)	(0.14)

Distributions to shareholders from net realized gains	(0.35)	(1.62)	(0.46)	(1.09)	(3.01)

Total distributions	(0.39)	(1.74)	(0.65)	(1.20)	(3.15)

Net asset value, end of year	$15.35	$19.13	$15.80	$13.73	$14.10

Total Return(b)	(18.13)%	35.11%	20.29%	7.27%	17.92%

Net assets, end of year (in 000’s)	$1,425	$1,921	$1,009	$791	$4,969

Ratio of net expenses to average net assets	0.67%	0.67%	0.70%	0.67%	0.68%

Ratio of total expenses to average net assets	1.51%	3.39%	2.99%	3.97%	4.65%

Ratio of net investment income to average net assets	0.74%	0.60%	0.99%	1.22%	1.20%

Portfolio turnover rate(c)	114%	31%	65%	47%	71%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Investor Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$19.14	$15.81	$13.72	$14.11	$14.92

Net investment income(a)	0.10	0.09	0.11	0.15	0.14

Net realized and unrealized gain (loss)	(3.51)	4.96	2.60	0.65	2.18

Total from investment operations	(3.41)	5.05	2.71	0.80	2.32

Distributions to shareholders from net investment income	(0.03)	(0.10)	(0.16)	(0.10)	(0.12)

Distributions to shareholders from net realized gains	(0.35)	(1.62)	(0.46)	(1.09)	(3.01)

Total distributions	(0.38)	(1.72)	(0.62)	(1.19)	(3.13)

Net asset value, end of year	$15.35	$19.14	$15.81	$13.72	$14.11

Total Return(b)	(18.22)%	34.99%	20.23%	7.05%	17.86%

Net assets, end of year (in 000’s)	$1,175	$878	$344	$1,064	$235

Ratio of net expenses to average net assets	0.78%	0.76%	0.85%	0.78%	0.79%

Ratio of total expenses to average net assets	1.96%	3.79%	3.75%	4.06%	4.87%

Ratio of net investment income to average net assets	0.57%	0.52%	0.76%	1.16%	1.06%

Portfolio turnover rate(c)	114%	31%	65%	47%	71%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$19.14	$15.81	$13.73	$14.11	$14.93

Net investment income(a)	0.12	0.10	0.13	0.17	0.16

Net realized and unrealized gain (loss)	(3.51)	4.96	2.60	0.65	2.17

Total from investment operations	(3.39)	5.06	2.73	0.82	2.33

Distributions to shareholders from net investment income	(0.04)	(0.11)	(0.19)	(0.11)	(0.14)

Distributions to shareholders from net realized gains	(0.35)	(1.62)	(0.46)	(1.09)	(3.01)

Total distributions	(0.39)	(1.73)	(0.65)	(1.20)	(3.15)

Net asset value, end of year	$15.36	$19.14	$15.81	$13.73	$14.11

Total Return(b)	(18.13)%	35.09%	20.37%	7.20%	17.94%

Net assets, end of year (in 000’s)	$1,173	$1,199	$1,325	$3,229	$11

Ratio of net expenses to average net assets	0.66%	0.66%	0.71%	0.66%	0.68%

Ratio of total expenses to average net assets	1.85%	3.30%	3.84%	3.76%	4.73%

Ratio of net investment income to average net assets	0.68%	0.60%	0.96%	1.31%	1.16%

Portfolio turnover rate(c)	114%	31%	65%	47%	71%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity ESG Fund
	Class R Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$19.01	$15.72	$13.67	$14.07	$14.89

Net investment income(a)	0.01	0.03	0.05	0.08	0.08

Net realized and unrealized gain (loss)	(3.48)	4.92	2.57	0.67	2.16

Total from investment operations	(3.47)	4.95	2.62	0.75	2.24

Distributions to shareholders from net investment income	—	(0.04)	(0.11)	(0.06)	(0.05)

Distributions to shareholders from net realized gains	(0.35)	(1.62)	(0.46)	(1.09)	(3.01)

Total distributions	(0.35)	(1.66)	(0.57)	(1.15)	(3.06)

Net asset value, end of year	$15.19	$19.01	$15.72	$13.67	$14.07

Total Return(b)	(18.62)%	34.35%	19.56%	6.58%	17.21%

Net assets, end of year (in 000’s)	$408	$482	$23	$20	$20

Ratio of net expenses to average net assets	1.28%	1.26%	1.30%	1.27%	1.29%

Ratio of total expenses to average net assets	2.48%	5.23%	3.68%	4.53%	5.36%

Ratio of net investment income to average net assets	0.06%	0.15%	0.39%	0.64%	0.55%

Portfolio turnover rate(c)	114%	31%	65%	47%	71%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS U.S. EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity ESG Fund
	Class P Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$19.13	$15.80	$13.73	$14.11	$13.06

Net investment income(b)	0.12	0.11	0.14	0.17	0.06

Net realized and unrealized gain (loss)	(3.51)	4.95	2.58	0.65	0.99

Total from investment operations	(3.39)	5.06	2.72	0.82	1.05

Distributions to shareholders from net investment income	(0.04)	(0.11)	(0.19)	(0.11)	—

Distributions to shareholders from net realized gains	(0.35)	(1.62)	(0.46)	(1.09)	—

Total distributions	(0.39)	(1.73)	(0.65)	(1.20)	—

Net asset value, end of period	$15.35	$19.13	$15.80	$13.73	$14.11

Total Return(c)	(18.14)%	35.11%	20.30%	7.22%	8.04%

Net assets, end of period (in 000’s)	$6,141	$2,963	$830	$2,135	$2,026

Ratio of net expenses to average net assets	0.66%	0.66%	0.71%	0.66%	0.66	%(d)

Ratio of total expenses to average net assets	1.85%	3.70%	3.98%	3.88%	5.72	%(d)

Ratio of net investment income to average net assets	0.72%	0.63%	0.98%	1.26%	1.23	%(d)

Portfolio turnover rate(e)	114%	31%	65%	47%	71%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements

August 31, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Large Cap Core, Mid Cap Growth and Small/Mid Cap Growth	A, C, Institutional, Service, Investor, R6, R and P	Diversified
Strategic Growth	A, C, Institutional, Service, Investor, R6, R and P	Non-Diversified
Concentrated Growth, Flexible Cap, Small Cap Growth and U.S. Equity ESG Fund	A, C, Institutional, Investor, R6, R and P	Diversified
Technology Opportunities	A, C, Institutional, Service, Investor, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable

149

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-

150

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

151

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2022:

CONCENTRATED GROWTH FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$2,183,711	$—	$—

North America	143,281,780	—	—

Investment Company	601,795	—	—

Total	$146,067,286	$—	$—

FLEXIBLE CAP FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$164,909	$—	$—

Europe	731,562	—	—

North America	39,750,078	—	—

Total	$40,646,549	$—	$—

LARGE CAP CORE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$1,625,886	$—	$—

Europe	15,659,271	—	—

North America	1,067,503,287	—	—

Investment Company	2,302,429	—	—

Total	$1,087,090,873	$—	$—

MID CAP GROWTH FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$9,143,320	$—	$—

North America	930,280,741	—	—

Investment Company	25,770,714	—	—

Total	$965,194,775	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP GROWTH FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$201,431	$—	$—

Asia	209,512	—	—

Europe	126,167	—	—

North America	29,842,832	—	—

Investment Company	404,748	—	—

Securities Lending Reinvestment Vehicle	678,997	—	—

Total	$31,463,687	$—	$—

SMALL/MID CAP GROWTH FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$25,871,465	$—	$—

Europe	26,053,287	—	—

North America	2,043,863,580	—	—

Investment Company	4,992,100	—	—

Securities Lending Reinvestment Vehicle	7,120,875	—	—

Total	$2,107,901,307	$—	$—

STRATEGIC GROWTH FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$2,270,214	$—	$—

North America	140,020,310	—	—

Investment Company	1,183,975	—	—

Total	$143,474,499	$—	$—

TECHNOLOGY OPPORTUNITIES FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$9,313,747	$—	$—

North America	597,464,597	—	—

South America	7,591,320	—	—

Investment Company	4,488,694	—	—

Total	$618,858,358	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

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Notes to Financial Statements (continued)

August 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. EQUITY ESG FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$390,347	$—	$—

North America	17,605,516	—	—

Investment Company	292,205	—	—

Total	$18,288,068	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

As of August 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Contractual Management Rate	Effective Net Management Rate#
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Concentrated Growth	0.76%	0.68%	0.65%	0.64%	0.62%	0.76%	0.76%
Flexible Cap	0.55	0.50	0.47	0.46	0.45	0.55	0.55
Large Cap Core	0.71	0.64	0.61	0.61	0.61	0.70	0.67	*
Mid Cap Growth	0.92	0.92	0.83	0.79	0.77	0.92	0.86	*
Small Cap Growth	0.85	0.85	0.77	0.73	0.71	0.85	0.85
Small/Mid Cap Growth	0.85	0.85	0.77	0.73	0.71	0.83	0.83
Strategic Growth	0.71	0.64	0.61	0.59	0.58	0.71	0.71
Technology Opportunities	0.94	0.85	0.80	0.79	0.77	0.94	0.92	*
U.S. Equity ESG Fund	0.55	0.50	0.47	0.46	0.45	0.55	0.55

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.
*	The Investment Adviser agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.66% as an annual percentage rate of the Large Cap Core Growth, 0.86% as an annual percentage rate of the Mid Cap Growth and 0.91% as an annual percentage rate of the Technology Opportunities Fund’s average daily net assets. This arrangement will remain in effect through at least December 29, 2022. Prior to December 29, 2021, the effective net management fee rate for the Large Cap Core Fund was 0.86% and the Mid Cap Growth and Technology Opportunities Funds did not have management fee waivers.

The Funds invest in Institutional Shares of the Underlying Money Market Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Underlying Money Market Fund. For the fiscal year ended August 31, 2022, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Concentrated Growth	$912
Flexible Cap	558
Large Cap Core	7,331
Mid Cap Growth	21,510
Small Cap Growth	718
Small/Mid Cap Growth	39,781
Strategic Growth	1,817
Technology Opportunities	12,354
U.S. Equity ESG Fund	417

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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Notes to Financial Statements (continued)

August 31, 2022

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended August 31, 2022, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Concentrated Growth	$3,374	$—
Flexible Cap	2,631	—
Large Cap Core	29,512	796
Mid Cap Growth	8,467	1,533
Small Cap Growth	328	—
Small/Mid Cap Growth	26,812	—
Strategic Growth	4,941	—
Technology Opportunities	13,099	970
U.S. Equity ESG Fund	1,299	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

For the fiscal year ended August 31, 2022, the transfer agency fee waivers were as follows:

Transfer Agency Waivers (Class A, Class C, Investor, and Class R Shares)
Fund	Before December 29, 2021	As of December 29, 2021*
Concentrated Growth	0.07%	0.07%
Mid Cap Growth	0.02%	0.04%
Large Cap Core	—%	0.03%
Small/Mid Cap Growth	0.04%	0.04%
Strategic Growth	—%	0.02%
Technology Opportunities	0.08%	0.08%
U.S. Equity ESG Fund	0.02%	—%

*	These arrangements will remain in effect through at least December 29, 2022, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Concentrated Growth, Flexible Cap, Large Cap Core, Mid Cap Growth, Small Cap Growth, Small/Mid Cap Growth, Strategic Growth, Technology Opportunities, and U.S. Equity ESG Funds are 0.004%, 0.004%, 0.004%, 0.004%, 0.024%, 0.044%, 0.004%, 0.004%, and 0.084%, respectively. These Other Expense limitations will remain in place through at least December 29, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended August 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions
Concentrated Growth	$912	$7,538	$244,631	$253,081
Flexible Cap	558	—	257,989	258,547
Large Cap Core	318,604	179,310	452,680	950,594
Mid Cap Growth	731,994	168,575	433,942	1,334,511
Small Cap Growth	718	—	210,815	211,533
Small/Mid Cap Growth	39,781	547,819	—	587,600
Strategic Growth	1,817	6,456	307,561	315,834
Technology Opportunities	148,686	369,186	422,330	940,202
U.S. Equity ESG Fund	417	1,155	240,864	242,436

G.  Line of Credit Facility — As of August 31, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

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Notes to Financial Statements (continued)

August 31, 2022

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2022, Goldman Sachs earned the following amounts in brokerage commissions from portfolio transactions, on behalf of the Funds:

	Concentrated Growth	Flexible Cap Growth	Large Cap Core	Mid Cap Growth	Small Cap Growth	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities	U.S. Equity ESG Fund
Brokerage commissions paid	$—	$9	$14,045	$13,928	$—	$32,991	$—	$8,883	$58

The table below shows the transactions in and earnings from investments in the Government Money Market Fund — Institutional Shares for the fiscal year ended August 31, 2022:

Fund	Beginning Value as of August 31, 2021	Purchases at Cost	Proceeds from Sales	Market Value as of August 31, 2022	Shares as of August 31, 2022	Dividend Income
Concentrated Growth	$164,062	$22,513,339	$(22,075,606)	$601,795	601,795	$3,394
Flexible Cap	544,338	13,995,808	(14,540,146)	—	—	1,888
Large Cap Core	4,496,378	155,098,045	(157,291,994)	2,302,429	2,302,429	16,038
Mid Cap Growth	13,911,294	272,570,124	(260,710,704)	25,770,714	25,770,714	118,943
Small Cap Growth	249,984	25,185,050	(25,030,286)	404,748	404,748	2,497
Small/Mid Cap Growth	31,272,380	789,079,598	(815,359,878)	4,992,100	4,992,100	136,190
Strategic Growth	1,330,594	25,193,187	(25,339,806)	1,183,975	1,183,975	4,276
Technology Opportunities	19,184,235	238,246,846	(252,942,387)	4,488,694	4,488,694	48,762
U.S. Equity ESG Fund	273,779	10,221,579	(10,203,153)	292,205	292,205	1,165

As of August 31, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding shares of the following Funds:

Fund	Class C	Institutional	Investor	Class R6	Class R
Concentrated Growth	—%	—%	—%	—%	100%
Flexible Cap	—	—	66	—	88
Small Cap Growth	90	21	100	100	100
Strategic Growth	—	—	—	—	8
U.S. Equity ESG	—	8	—	—	6

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5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2022, were as follows:

Fund	Purchases	Sales
Concentrated Growth	$52,087,485	$73,970,006
Flexible Cap	27,140,206	19,358,372
Large Cap Core	788,836,063	757,924,558
Mid Cap Growth	592,795,496	754,293,439
Small Cap Growth	36,879,215	19,714,183
Small/Mid Cap Growth	1,809,468,499	2,169,369,599
Strategic Growth	44,337,133	73,192,670
Technology Opportunities	381,031,089	453,442,453
U.S. Equity ESG Fund	29,457,591	23,138,593

6. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such

1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or

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Notes to Financial Statements (continued)

August 31, 2022

6. SECURITIES LENDING (continued)

prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2022, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended August 31, 2022:

Fund	Beginning Value as of August 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2022
Concentrated Growth	$—	$6,314,588	$(6,314,588)	$—
Flexible Cap	—	634,192	(634,192)	—
Large Cap Core	3,856,622	21,180,956	(25,037,578)	—
Mid Cap Growth	7,447,030	102,226,378	(109,673,408)	—
Small Cap Growth	141,504	13,202,664	(12,665,171)	678,997
Small/Mid Cap Growth	18,738,133	559,075,901	(570,693,159)	7,120,875
Strategic Growth	1,015,902	8,221,555	(9,237,457)	—
Technology Opportunities	—	32,670,469	(32,670,469)	—
U.S. Equity ESG	—	997,046	(997,046)	—

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2022 was as follows:

	Concentrated Growth	Flexible Cap Growth	Large Cap Core	Mid Cap Growth	Small Cap Growth	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities	U.S. Equity ESG Fund
Distributions paid from:
Ordinary Income	$6,748,756	$1,039,734	$41,150,272	$64,922,993	$1,158,258	$85,487,683	$5,130,133	$22,089,157	$395,223
Net long-term capital gains	27,668,649	1,366,469	90,741,725	147,936,040	1,258,935	351,527,688	19,787,592	109,328,052	221,497
Total taxable distributions	$34,417,405	$2,406,203	$131,891,997	$212,859,033	$2,417,193	$437,015,371	$24,917,725	$131,417,209	$616,720
Return of Capital	$—	$—	$—	$—	$—	$3,683,858	$—	$—	$—

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7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2021 was as follows:

	Concentrated Growth	Flexible Cap Growth	Large Cap Core	Mid Cap Growth	Small Cap Growth	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities	U.S. Equity ESG Fund
Distributions paid from:
Ordinary Income	$709,768	$530,052	$2,653,571	$42,355,710	$1,250,968	$96,550,926	$2,114,975	$10,001,353	$61,198
Net long-term capital gains	10,169,325	812,482	34,899,429	214,147,837	123	267,444,660	23,737,095	55,965,814	1,149,182
Total taxable distributions	$10,879,093	$1,342,534	$37,553,000	$256,503,547	$1,251,091	$363,995,586	$25,852,070	$65,967,167	$1,210,380

As of August 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	Concentrated Growth	Flexible Cap Growth	Large Cap Core	Mid Cap Growth	Small Cap Growth	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities	U.S. Equity ESG Fund
Undistributed ordinary income — net	$—	$282,888	$3,094,792	$—	$—	$—	$—	$—	$83,088
Undistributed long-term capital gains	13,026,687	1,430,443	79,788,891	64,995,010	—	—	13,242,023	100,628,686	—
Total undistributed earnings	$13,026,687	$1,713,331	$82,883,683	$64,995,010	$—	$—	$13,242,023	$100,628,686	$83,088
Timing differences (Qualified Late Year Loss Deferral and Post October Losses)	$(7,943,641)	$—	$(19,382,667)	$(51,311,557)	$(1,704,716)	$(52,598,941)	$(5,008,376)	$(33,260,798)	$(1,441,478)
Unrealized gains (losses) — net	49,703,763	6,063,999	262,359,708	106,182,979	237,786	29,597,350	67,046,991	145,480,689	1,763,457
Total accumulated earnings (losses) net	$54,786,809	$7,777,330	$325,860,724	$119,866,432	$(1,466,930)	$(23,001,591)	$75,280,638	$212,848,577	$405,067

As of August 31, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Concentrated Growth	Flexible Cap Growth	Large Cap Core	Mid Cap Growth	Small Cap Growth	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities	U.S. Equity ESG Fund
Tax Cost	$96,363,523	$34,582,550	$824,731,072	$859,011,796	$31,225,901	$2,078,303,957	$76,427,507	$473,377,669	$16,524,611
Gross unrealized gain	61,206,942	8,629,522	331,535,904	186,390,656	3,994,999	312,280,685	72,086,275	221,157,510	3,275,609
Gross unrealized loss	(11,503,179)	(2,565,523)	(69,176,196)	(80,207,677)	(3,757,213)	(282,683,335)	(5,039,284)	(75,676,821)	(1,512,152)
Net unrealized gains (losses)	$49,703,763	$6,063,999	$262,359,708	$106,182,979	$237,786	$29,597,350	$67,046,991	$145,480,689	$1,763,457

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

The Small Cap Growth and Strategic Growth Funds reclassed $34,334 and $346,931, respectively, from paid-in capital to distributable earnings. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from taxable overdistributions and net operating losses.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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Notes to Financial Statements (continued)

August 31, 2022

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — The Funds invest in foreign securities, and as such the Funds may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Industry Concentration Risk — The Technology Opportunities Fund invests primarily in equity investments in high-quality technology, media, or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage. Because of its focus on technology, media and service companies, the Technology Opportunities Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. The Technology Opportunities Fund may also invest in a relatively few number of issuers. Thus, the Technology Opportunities Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

Issuer Concentration Risk — Under normal circumstances, the Concentrated Growth Fund and the U.S. Equity ESG Fund intend to invest in up to approximately 40 and 50 companies, respectively. As a result of the relatively small number of issuers in which a Fund generally invests, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by a Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, a Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment

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8. OTHER RISKS (continued)

model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Strategic Growth Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund’s name changed to “Goldman Sachs Large Cap Core Fund” and the Goldman Sachs Growth Opportunities Fund’s name changed to the “Goldman Sachs Mid Cap Growth Fund.”

Effective after the close of business on June 10, 2022, the Goldman Sachs Mid Cap Growth Fund completed a 24-for-1 reverse share split in which shareholders of record for Class C Shares received 1 share for every 24 shares outstanding and the Goldman Sachs Strategic Growth Fund completed a 3-for-1 reverse share split in which shareholders of record for Class C Shares received 1 share for every 3 shares outstanding.

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GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2022

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Concentrated Growth Fund

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	53,567	$1,088,740	59,704	$1,382,411
Reinvestment of distributions	76,592	1,722,556	23,289	511,420
Shares redeemed	(85,090)	(1,649,644)	(68,834)	(1,616,717)
	45,069	1,161,652	14,159	277,114
Class C Shares
Shares sold	2,658	48,448	15,276	268,005
Reinvestment of distributions	13,210	205,023	5,634	92,741
Shares redeemed	(15,263)	(253,854)	(37,977)	(660,721)
	605	(383)	(17,067)	(299,975)
Institutional Shares
Shares sold	28,933	755,020	44,169	1,074,773
Reinvestment of distributions	91,553	2,303,473	32,623	784,250
Shares redeemed	(159,711)	(3,830,270)	(72,734)	(1,848,235)
	(39,225)	(771,777)	4,058	10,788
Investor Shares
Shares sold	1,877	43,726	2,523	63,003
Reinvestment of distributions	1,602	37,303	548	12,344
Shares redeemed	(4,525)	(112,181)	(682)	(16,167)
	(1,046)	(31,152)	2,389	59,180
Class R6 Shares
Shares sold	11,408	255,940	23,259	671,356
Reinvestment of distributions	7,152	179,377	1,903	45,645
Shares redeemed	(26,454)	(679,512)	(7,929)	(206,454)
	(7,894)	(244,195)	17,233	510,547
Class R Shares
Reinvestment of distributions	361	7,600	104	2,170
	361	7,600	104	2,170
Class P Shares
Shares sold	289,419	6,520,791	445,789	11,719,010
Reinvestment of distributions	1,180,520	29,595,626	389,427	9,334,560
Shares redeemed	(966,546)	(22,051,983)	(984,468)	(25,252,775)
	503,393	14,064,434	(149,252)	(4,199,205)

NET INCREASE (DECREASE)	501,263	$14,186,179	(128,376)	$(3,639,381)

165

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Notes to Financial Statements (continued)

August 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Flexible Cap Fund

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	86,701	$1,308,177	77,961	$1,153,418
Reinvestment of distributions	29,159	475,373	25,327	348,337
Shares redeemed	(66,180)	(999,821)	(92,841)	(1,391,459)
	49,680	783,729	10,447	110,296
Class C Shares
Shares sold	6,202	77,699	4,591	55,263
Reinvestment of distributions	6,887	92,555	6,672	76,792
Shares redeemed	(31,760)	(387,807)	(45,543)	(537,786)
	(18,671)	(217,553)	(34,280)	(405,731)
Institutional Shares
Shares sold	607,045	9,859,567	216,397	3,614,754
Reinvestment of distributions	16,818	302,451	2,015	30,388
Shares redeemed	(298,420)	(4,678,195)	(14,758)	(245,782)
	325,443	5,483,823	203,654	3,399,360
Investor Shares
Shares sold	82,952	1,225,235	347	5,740
Reinvestment of distributions	180	3,157	146	2,137
Shares redeemed	(81,599)	(1,243,386)	(195)	(3,241)
	1,533	(14,994)	298	4,636
Class R6 Shares
Shares sold	143,395	2,292,856	3,364	58,461
Reinvestment of distributions	1,205	21,620	864	13,001
Shares redeemed	(29,685)	(482,788)	(1,270)	(20,316)
	114,915	1,831,688	2,958	51,146
Class R Shares
Shares sold	71	1,003	140	1,940
Reinvestment of distributions	45	700	226	2,962
Shares redeemed	(2,226)	(36,968)	(1,243)	(19,919)
	(2,110)	(35,265)	(877)	(15,017)
Class P Shares
Shares sold	196,463	3,310,822	282,586	4,592,100
Reinvestment of distributions	84,124	1,510,289	57,745	868,916
Shares redeemed	(180,247)	(3,025,062)	(24,712)	(386,802)
	100,340	1,796,049	315,619	5,074,214

NET INCREASE	571,130	$9,627,477	497,819	$8,218,904

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Large Cap Core Fund

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	667,747	$20,190,513	886,562	$26,514,670
Reinvestment of distributions	2,895,207	90,127,566	1,027,840	28,452,549
Shares redeemed	(2,656,235)	(78,546,761)	(2,757,413)	(81,210,223)
	906,719	31,771,318	(843,011)	(26,243,004)
Class C Shares
Shares sold	229,724	3,836,698	393,978	6,814,811
Reinvestment of distributions	226,391	3,735,452	58,241	934,178
Shares redeemed	(324,671)	(5,084,104)	(421,568)	(7,092,696)
	131,444	2,488,046	30,651	656,293
Institutional Shares
Shares sold	898,942	32,040,143	1,341,028	46,329,321
Reinvestment of distributions	234,186	8,634,427	61,338	1,978,574
Shares redeemed	(1,086,991)	(37,991,615)	(507,792)	(17,806,383)
	46,137	2,682,955	894,574	30,501,512
Service Shares
Shares sold	5,517	171,167	10,248	297,051
Reinvestment of distributions	8,063	235,186	2,075	54,101
Shares redeemed	(60,112)	(1,791,062)	(17,229)	(426,311)
	(46,532)	(1,384,709)	(4,906)	(75,159)
Investor Shares
Shares sold	878,949	26,913,189	356,199	11,219,002
Reinvestment of distributions	73,468	2,350,236	13,102	371,777
Shares redeemed	(226,172)	(6,689,283)	(62,949)	(1,957,912)
	726,245	22,574,142	306,352	9,632,867
Class R6 Shares
Shares sold	2,428,309	97,648,617	160,137	5,589,483
Reinvestment of distributions	221,102	8,138,748	2,625	84,554
Shares redeemed	(325,582)	(11,025,490)	(23,660)	(826,105)
	2,323,829	94,761,875	139,102	4,847,932
Class R Shares
Shares sold	61,134	1,698,179	66,611	1,874,883
Reinvestment of distributions	40,508	1,171,910	14,679	380,562
Shares redeemed	(156,317)	(4,410,724)	(88,336)	(2,396,082)
	(54,675)	(1,540,635)	(7,046)	(140,637)
Class P Shares
Shares sold	238,990	8,299,959	330,332	11,435,266
Reinvestment of distributions	309,640	11,394,754	110,152	3,547,586
Shares redeemed	(346,687)	(11,882,277)	(175,655)	(6,045,952)
	201,943	7,812,436	264,829	8,936,900

NET INCREASE	4,235,110	$159,165,428	780,545	$28,116,704

167

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Notes to Financial Statements (continued)

August 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Mid Cap Growth Fund

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,865,919	$38,744,563	4,411,800	$73,944,026
Reinvestment of distributions	4,501,447	63,515,418	4,768,671	74,105,140
Shares redeemed	(5,818,501)	(78,844,257)	(7,210,263)	(120,846,872)
	1,548,865	23,415,724	1,970,208	27,202,294
Class C Shares
Shares sold	1,773,844	2,984,355	731,025	3,090,651
Reinvestment of distributions	16,943,845	15,588,337	4,148,159	15,265,226
Shares redeemed	(4,897,665)	(7,458,721)	(3,696,232)	(15,936,397)
Shares reduced by reverse share split	(18,491,042)	—	—	—
	(4,671,018)	11,113,971	1,182,952	2,419,480
Institutional Shares
Shares sold	4,002,806	78,454,077	3,347,250	81,088,034
Reinvestment of distributions	2,183,145	48,400,319	2,934,286	66,696,305
Shares redeemed	(6,074,741)	(121,921,904)	(7,270,958)	(175,144,044)
	111,210	4,932,492	(989,422)	(27,359,705)
Service Shares
Shares sold	315,191	3,580,580	339,162	5,113,887
Reinvestment of distributions	528,155	6,332,584	523,212	7,141,844
Shares redeemed	(661,619)	(7,354,326)	(577,657)	(8,445,644)
	181,727	2,558,838	284,717	3,810,087
Investor Shares
Shares sold	638,441	9,842,010	924,701	17,746,694
Reinvestment of distributions	955,153	15,664,510	1,022,341	17,952,306
Shares redeemed	(1,221,717)	(18,851,136)	(1,143,338)	(21,685,235)
	371,877	6,655,384	803,704	14,013,765
Class R6 Shares
Shares sold	1,423,855	28,208,823	2,314,802	56,501,509
Reinvestment of distributions	1,333,749	29,622,564	1,443,405	32,851,908
Shares redeemed	(1,892,491)	(39,014,067)	(2,181,156)	(53,150,885)
	865,113	18,817,320	1,577,051	36,202,532
Class R Shares
Shares sold	716,459	7,939,787	576,764	8,612,699
Reinvestment of distributions	828,335	9,948,299	885,453	12,112,994
Shares redeemed	(1,417,620)	(16,478,339)	(1,165,474)	(17,196,429)
	127,174	1,409,747	296,743	3,529,264
Class P Shares
Shares sold	360,167	7,650,531	598,466	14,037,916
Reinvestment of distributions	482,933	10,730,775	594,960	13,547,235
Shares redeemed	(1,308,156)	(23,825,315)	(787,397)	(18,758,640)
	(465,056)	(5,444,009)	406,029	8,826,511

NET INCREASE (DECREASE)	(1,930,108)	$63,459,467	5,531,982	$68,644,228

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Growth Fund

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,253	$86,930	38,347	$615,981
Reinvestment of distributions	3,949	56,194	1,558	22,970
Shares redeemed	(9,371)	(146,925)	(14,010)	(227,968)
	831	(3,801)	25,895	410,983
Class C Shares
Shares sold	203	3,400	1,747	29,026
Reinvestment of distributions	834	11,684	562	8,216
Shares redeemed	(1,553)	(18,917)	(2,330)	(38,703)
	(516)	(3,833)	(21)	(1,461)
Institutional Shares
Shares sold	987,112	13,306,036	266,393	4,401,259
Reinvestment of distributions	117,713	1,688,009	64,374	953,009
Shares redeemed	(292,642)	(4,136,059)	(306,862)	(4,793,015)
	812,183	10,857,986	23,905	561,253
Investor Shares
Reinvestment of distributions	599	8,566	379	5,612
	599	8,566	379	5,612
Class R6 Shares
Reinvestment of distributions	598	8,574	383	5,676
	598	8,574	383	5,676
Class R Shares
Reinvestment of distributions	604	8,551	374	5,508
	604	8,551	374	5,508
Class P Shares
Shares sold	940,438	11,671,702	191,038	3,176,265
Reinvestment of distributions	44,356	635,615	16,894	250,100
Shares redeemed	(276,273)	(3,271,244)	(113,387)	(1,774,800)
	708,521	9,036,073	94,545	1,651,565

NET INCREASE	1,522,820	$19,912,116	145,460	$2,639,136

169

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small/Mid Cap Growth Fund

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,114,189	$67,281,714	4,740,101	$123,361,276
Reinvestment of distributions	2,552,550	57,508,951	1,836,091	44,874,070
Shares redeemed	(6,084,176)	(121,086,582)	(3,086,393)	(80,138,991)
	(417,437)	3,704,083	3,489,799	88,096,355
Class C Shares
Shares sold	645,289	10,470,670	845,766	16,778,281
Reinvestment of distributions	1,511,992	24,055,787	1,601,630	29,518,042
Shares redeemed	(2,672,344)	(40,083,086)	(3,859,120)	(76,651,705)
	(515,063)	(5,556,629)	(1,411,724)	(30,355,382)
Institutional Shares
Shares sold	14,692,296	359,746,220	12,680,064	370,172,898
Reinvestment of distributions	5,180,749	134,336,818	4,377,026	120,455,750
Shares redeemed	(18,792,831)	(423,747,448)	(11,564,824)	(338,002,572)
	1,080,214	70,335,590	5,492,266	152,626,076
Service Shares
Shares sold	9,072	178,528	1,594,414	35,391,326
Reinvestment of distributions	7,201	152,880	260,883	6,070,740
Shares redeemed	(783,639)	(21,409,133)	(2,434,431)	(60,424,848)
	(767,366)	(21,077,725)	(579,134)	(18,962,782)
Investor Shares
Shares sold	8,827,310	204,480,247	10,541,900	296,328,064
Reinvestment of distributions	4,273,625	104,404,651	2,963,694	77,470,953
Shares redeemed	(16,873,637)	(371,994,242)	(6,490,683)	(179,213,509)
	(3,772,702)	(63,109,344)	7,014,911	194,585,508
Class R6 Shares
Shares sold	4,742,519	114,758,803	2,174,127	64,179,364
Reinvestment of distributions	649,318	16,856,287	431,371	11,884,258
Shares redeemed	(1,807,490)	(40,785,853)	(1,072,329)	(31,492,709)
	3,584,347	90,829,237	1,533,169	44,570,913
Class R Shares
Shares sold	178,972	3,494,317	221,459	5,420,426
Reinvestment of distributions	97,930	2,031,076	98,410	2,247,682
Shares redeemed	(244,897)	(4,750,679)	(352,609)	(8,610,079)
	32,005	774,714	(32,740)	(941,971)
Class P Shares
Shares sold	6,249,224	150,630,169	8,073,333	238,055,318
Reinvestment of distributions	2,843,288	73,840,186	1,705,056	46,974,296
Shares redeemed	(10,381,385)	(224,248,462)	(1,882,850)	(54,615,458)
	(1,288,873)	221,893	7,895,539	230,414,156

NET INCREASE (DECREASE)	(2,064,875)	$76,121,819	23,402,086	$660,032,873

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic Growth Fund

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	839,300	$8,591,829	2,211,800	$23,109,951
Reinvestment of distributions	706,291	7,599,696	539,120	5,353,462
Shares redeemed	(2,490,756)	(23,637,155)	(854,990)	(9,373,663)
	(945,165)	(7,445,630)	1,895,930	19,089,750
Class C Shares
Shares sold	164,639	877,411	146,125	896,160
Reinvestment of distributions	182,565	870,836	242,301	1,240,583
Shares redeemed	(327,266)	(1,711,392)	(453,098)	(2,538,075)
Shares reduced by reverse share split	(435,313)	—	—	—
	(415,375)	36,855	(64,672)	(401,332)
Institutional Shares
Shares sold	744,668	8,859,222	471,239	5,959,408
Reinvestment of distributions	471,290	6,098,498	651,729	7,599,286
Shares redeemed	(1,511,298)	(17,831,363)	(1,480,003)	(18,734,640)
	(295,340)	(2,873,643)	(357,035)	(5,175,946)
Service Shares
Shares sold	19,795	219,302	10,660	112,383
Reinvestment of distributions	8,242	85,719	8,193	79,067
Shares redeemed	(11,155)	(127,012)	(12,805)	(128,377)
	16,882	178,009	6,048	63,073
Investor Shares
Shares sold	179,540	2,060,532	71,697	904,045
Reinvestment of distributions	28,316	363,863	32,993	382,724
Shares redeemed	(89,595)	(988,792)	(95,477)	(1,200,916)
	118,261	1,435,603	9,213	85,853
Class R6 Shares
Shares sold	368,358	4,723,565	22,517	276,660
Reinvestment of distributions	3,679	47,491	5,037	58,588
Shares redeemed	(30,112)	(363,709)	(12,605)	(160,196)
	341,925	4,407,347	14,949	175,052
Class R Shares
Shares sold	1,538	14,236	13,998	137,988
Reinvestment of distributions	2,846	28,431	720	6,717
Shares redeemed	(62)	(594)	(2,423)	(26,842)
	4,322	42,073	12,295	117,863
Class P Shares
Shares sold	207,968	2,331,844	391,470	4,905,669
Reinvestment of distributions	731,810	9,425,707	919,738	10,678,494
Shares redeemed	(967,911)	(10,784,729)	(1,140,145)	(14,135,820)
	(28,133)	972,822	171,063	1,448,343

NET INCREASE (DECREASE)	(1,202,623)	$(3,246,564)	1,687,791	$15,402,656

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Notes to Financial Statements (continued)

August 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Technology Opportunities Fund

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,687,062	$42,565,183	1,409,437	$42,207,117
Reinvestment of distributions	2,422,496	69,549,872	1,253,567	34,974,532
Shares redeemed	(2,891,477)	(76,452,357)	(2,731,899)	(82,269,590)
	1,218,081	35,662,698	(68,895)	(5,087,941)
Class C Shares
Shares sold	235,539	3,906,159	175,693	3,723,127
Reinvestment of distributions	318,359	5,845,080	172,234	3,368,893
Shares redeemed	(414,959)	(6,928,923)	(592,805)	(12,389,857)
	138,939	2,822,316	(244,878)	(5,297,837)
Institutional Shares
Shares sold	944,827	29,735,429	1,305,235	45,946,399
Reinvestment of distributions	634,728	22,139,319	340,510	11,192,560
Shares redeemed	(2,359,252)	(75,415,515)	(1,589,060)	(55,801,050)
	(779,697)	(23,540,767)	56,685	1,337,909
Service Shares
Shares sold	114,091	2,817,967	229,563	6,509,328
Reinvestment of distributions	72,669	1,988,963	123,618	3,320,385
Shares redeemed	(917,371)	(29,623,509)	(632,428)	(17,980,339)
	(730,611)	(24,816,579)	(279,247)	(8,150,626)
Investor Shares
Shares sold	276,365	8,380,247	324,085	10,955,177
Reinvestment of distributions	161,194	5,462,866	124,715	3,999,623
Shares redeemed	(406,065)	(11,600,332)	(855,462)	(29,665,721)
	31,494	2,242,781	(406,662)	(14,710,921)
Class R6 Shares
Shares sold	1,984,304	49,192,635	37,303	1,390,131
Reinvestment of distributions	13,225	461,688	3,436	113,026
Shares redeemed	(94,205)	(2,474,371)	(3,532)	(130,198)
	1,903,324	47,179,952	37,207	1,372,959
Class P Shares
Shares sold	1,823,373	55,616,357	1,708,880	60,358,228
Reinvestment of distributions	551,924	19,267,650	178,139	5,859,003
Shares redeemed	(2,128,728)	(62,268,189)	(222,473)	(7,857,580)
	246,569	12,615,818	1,664,546	58,359,651

NET INCREASE	2,028,099	$52,166,219	758,756	$27,823,194

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity ESG Fund

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	100,303	$1,667,025	36,027	$602,085
Reinvestment of distributions	7,594	142,682	40,274	600,840
Shares redeemed	(61,195)	(1,001,721)	(35,495)	(577,139)
	46,702	807,986	40,806	625,786
Class C Shares
Shares sold	18,178	257,621	3,032	45,968
Reinvestment of distributions	2,559	44,937	15,158	212,062
Shares redeemed	(58,247)	(849,110)	(15,176)	(237,192)
	(37,510)	(546,552)	3,014	20,838
Institutional Shares
Shares sold	754,988	14,872,119	33,976	560,242
Reinvestment of distributions	15,067	287,217	3,494	52,836
Shares redeemed	(777,636)	(13,906,355)	(846)	(14,980)
	(7,581)	1,252,981	36,624	598,098
Investor Shares
Shares sold	41,836	782,804	24,270	427,247
Reinvestment of distributions	1,640	31,256	2,516	38,039
Shares redeemed	(12,811)	(228,347)	(2,659)	(47,084)
	30,665	585,713	24,127	418,202
Class R6 Shares
Shares sold	41,686	702,788	11,345	193,173
Reinvestment of distributions	1,374	26,210	8,342	126,140
Shares redeemed	(29,343)	(493,542)	(40,849)	(670,313)
	13,717	235,456	(21,162)	(351,000)
Class R Shares
Shares sold	1,955	33,602	24,272	432,443
Reinvestment of distributions	474	8,964	162	2,431
Shares redeemed	(894)	(15,712)	(538)	(9,952)
	1,535	26,854	23,896	424,922
Class P Shares
Shares sold	511,690	9,516,364	101,686	1,734,106
Reinvestment of distributions	3,796	72,352	6,052	91,452
Shares redeemed	(270,428)	(5,090,066)	(5,371)	(81,152)
	245,058	4,498,650	102,367	1,744,406

NET INCREASE	292,586	$6,861,088	209,672	$3,481,252

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Large Cap Core Fund (formerly Goldman Sachs Capital Growth Fund), Goldman Sachs Concentrated Growth Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Mid Cap Growth Fund (formerly Goldman Sachs Growth Opportunities Fund), Goldman Sachs Small Cap Growth Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Technology Opportunities Fund, and Goldman Sachs U.S. Equity ESG Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Large Cap Core Fund (formerly Goldman Sachs Capital Growth Fund), Goldman Sachs Concentrated Growth Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Mid Cap Growth Fund (formerly Goldman Sachs Growth Opportunities Fund), Goldman Sachs Small Cap Growth Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Technology Opportunities Fund, and Goldman Sachs U.S. Equity ESG Fund (nine of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2022

We have served as the auditor of one or more investment companies in Goldman Sachs fund complex since 2000.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Concentrated Growth Fund, Goldman Sachs Flexible Cap Fund, Goldman Sachs Large Cap Core Fund (formerly, Goldman Sachs Capital Growth Fund), Goldman Sachs Mid Cap Growth Fund (formerly, Goldman Sachs Growth Opportunities Fund), Goldman Sachs Small Cap Growth Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Technology Opportunities Fund, and Goldman Sachs U.S. Equity ESG Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Concentrated Growth Fund and Strategic Growth Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and (with the exception of the Small Cap Growth Fund) ratings compiled by the Outside Data Provider as of December 31, 2021, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2022. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Concentrated Growth Fund’s and Strategic Growth Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Concentrated Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2022. They noted that the Flexible Cap Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and three-year periods, and in the third quartile for the five- and ten-year periods, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one- and ten-year periods ended March 31, 2022. The Trustees noted that the Large Cap Core Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for three-, five-, and ten-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the five- and ten-year periods and underperformed for the one- and three-year periods ended March 31, 2022. They noted that the former Capital Growth Fund had been repositioned as the Large Cap Core Fund in 2022, which involved changes to the Fund’s investment strategy and name. They considered that the Mid Cap Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one- and ten-year periods and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one- and ten-year periods ended March 31, 2022. The Trustees observed that the Small Cap Growth Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one-year period, and had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2022. They noted that the Small/Mid Cap Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods, and in the fourth quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2022. The Trustees observed that the Strategic Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2022. They noted that the Technology Opportunities Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one-, three-, and ten-year periods ended March 31, 2022. The Trustees noted that the U.S. Equity ESG Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods, in the third quartile for the ten-year period, and in the fourth quartile for the one-year period, and underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2022.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Concentrated Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Strategic Growth Fund, and Technology Opportunities Fund that would have the effect of decreasing expenses of Class A, Class C, Investor, and Class R Shares of the Fund and/or to total Fund expenses, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2021 and 2020, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Concentrated Growth Fund	Flexible Cap Fund	Large Cap Core Fund	Mid Cap Growth Fund	Small Cap Growth Fund

First $1 billion	0.76%	0.55%	0.71%	0.92%	0.85%

Next $1 billion	0.68	0.50	0.64	0.92	0.85

Next $3 billion	0.65	0.47	0.61	0.83	0.77

Next $3 billion	0.64	0.46	0.61	0.79	0.73

Over $8 billion	0.62	0.45	0.61	0.77	0.71

Average Daily Net Assets	Small/ Mid Cap Growth Fund	Strategic Growth Fund	Technology Opportunities Fund	U.S. Equity ESG Fund

First $1 billion	0.85%	0.71%	0.94%	0.55%

Next $1 billion	0.85	0.64	0.85	0.50

Next $3 billion	0.77	0.61	0.80	0.47

Next $3 billion	0.73	0.59	0.79	0.46

Over $8 billion	0.71	0.58	0.77	0.45

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee for the Mid Cap Growth Fund, Technology Opportunities Fund, and Large Cap Core Fund and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by each Fund’s Class A, Class C, Investor, and Class R Shares, as applicable. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Small/Mid Cap Growth Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2023.

179

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2022 through August 31, 2022, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Concentrated Growth Fund				Flexible Cap Fund				Large Cap Core Fund				Mid Cap Growth Fund				Small Cap Growth Fund
Share Class	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/2022*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/2022*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/2022*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/2022*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Expenses Paid for the 6 months ended 8/31/2022*
Class A
Actual	$1,000.00	$851.32		$5.13	$1,000.00	$915.48		$4.63	$1,000.00	$899.69		$4.98	$1,000.00	$876.09		$5.82	$1,000.00	$888.54	$6.09
Hypothetical 5% return	1,000.00	1,019.66	+	5.60	1,000.00	1,020.37	+	4.89	1,000.00	1,019.96	+	5.30	1,000.00	1,019.00	+	6.26	1,000.00	1,018.75	6.51
Class C
Actual	1,000.00	847.75		8.62	1,000.00	911.74		8.24	1,000.00	896.17		8.56	1,000.00	873.50		9.35	1,000.00	885.02	9.65
Hypothetical 5% return	1,000.00	1,015.88	+	9.40	1,000.00	1,016.59	+	8.69	1,000.00	1,016.18	+	9.10	1,000.00	1,015.22	+	10.06	1,000.00	1,014.97	10.31
Institutional
Actual	1,000.00	852.21		3.73	1,000.00	917.31		2.85	1,000.00	901.16		3.35	1,000.00	877.72		4.26	1,000.00	890.29	4.34
Hypothetical 5% return	1,000.00	1,021.17	+	4.08	1,000.00	1,022.23	+	3.01	1,000.00	1,021.68	+	3.57	1,000.00	1,020.67	+	4.58	1,000.00	1,020.62	4.63
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	898.79		5.74	1,000.00	875.59		6.62	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.16	+	6.11	1,000.00	1,018.15	+	7.12	N/A	N/A	N/A
Investor
Actual	1,000.00	852.51		3.97	1,000.00	916.31		3.43	1,000.00	900.77		3.78	1,000.00	877.05		4.64	1,000.00	889.24	4.90
Hypothetical 5% return	1,000.00	1,020.92	+	4.33	1,000.00	1,021.63	+	3.62	1,000.00	1,021.22	+	4.02	1,000.00	1,020.27	+	4.99	1,000.00	1,020.01	5.24
Class R6
Actual	1,000.00	852.65		3.69	1,000.00	917.11		2.80	1,000.00	901.31		3.31	1,000.00	877.46		4.21	1,000.00	890.29	4.29
Hypothetical 5% return	1,000.00	1,021.22	+	4.02	1,000.00	1,022.28	+	2.96	1,000.00	1,021.73	+	3.52	1,000.00	1,020.72	+	4.53	1,000.00	1,020.67	4.58
Class R
Actual	1,000.00	849.84		6.29	1,000.00	914.15		5.84	1,000.00	898.67		6.17	1,000.00	874.88		6.99	1,000.00	887.20	7.28
Hypothetical 5% return	1,000.00	1,018.40	+	6.87	1,000.00	1,019.11	+	6.16	1,000.00	1,018.70	+	6.56	1,000.00	1,017.74	+	7.53	1,000.00	1,017.49	7.78
Class P
Actual	1,000.00	852.58		3.69	1,000.00	917.16		2.80	1,000.00	900.99		3.31	1,000.00	877.52		4.21	1,000.00	890.21	4.29
Hypothetical 5% return	1,000.00	1,021.22	+	4.02	1,000.00	1,022.28	+	2.96	1,000.00	1,021.73	+	3.52	1,000.00	1,020.72	+	4.53	1,000.00	1,020.67	4.58

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Concentrated Growth	1.10%	1.85%	0.80%	N/A	0.85%	0.79%	1.35%	0.79%
Flexible Cap	0.96	1.71	0.59	N/A	0.71	0.58	1.21	0.58
Large Cap Core	1.04	1.79	0.70	1.20%	0.79	0.69	1.29	0.69
Mid Cap Growth	1.23	1.98	0.90	1.40	0.98	0.89	1.48	0.89
Small Cap Growth	1.28	2.03	0.91	N/A	1.03	0.90	1.53	0.90

180

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2022 (Unaudited) (continued)

	Small/Mid Cap Growth Fund				Strategic Growth Fund				Technology Opportunities Fund				U.S. Equity ESG Fund
Share Class	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/2022*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/2022*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/2022*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/2022*
Class A
Actual	$1,000.00	$883.02		$5.89	$1,000.00	$851.11		$5.13	$1,000.00	$830.28		$5.72	$1,000.00	$886.35		$4.94
Hypothetical 5% return	1,000.00	1,018.95	+	6.31	1,000.00	1,019.66	+	5.60	1,000.00	1,018.95	+	6.31	1,000.00	1,019.96	+	5.30
Class C
Actual	1,000.00	879.59		9.43	1,000.00	848.63		8.62	1,000.00	827.20		9.17	1,000.00	882.61		8.49
Hypothetical 5% return	1,000.00	1,015.17	+	10.11	1,000.00	1,015.88	+	9.40	1,000.00	1,015.17	+	10.11	1,000.00	1,016.18	+	9.10
Institutional
Actual	1,000.00	884.49		4.37	1,000.00	852.63		3.50	1,000.00	831.59		4.39	1,000.00	887.80		3.19
Hypothetical 5% return	1,000.00	1,020.57	+	4.69	1,000.00	1,021.42	+	3.82	1,000.00	1,020.42	+	4.84	1,000.00	1,021.83	+	3.41
Service
Actual	1,000.00	881.87		6.74	1,000.00	850.27		5.83	1,000.00	829.43		6.69	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.05	+	7.22	1,000.00	1,018.90	+	6.36	1,000.00	1,017.90	+	7.38	N/A	N/A		N/A
Investor
Actual	1,000.00	884.07		4.70	1,000.00	852.47		3.97	1,000.00	831.37		4.57	1,000.00	887.28		3.76
Hypothetical 5% return	1,000.00	1,020.21	+	5.04	1,000.00	1,020.92	+	4.33	1,000.00	1,020.21	+	5.04	1,000.00	1,021.22	+	4.02
Class R6
Actual	1,000.00	884.65		4.32	1,000.00	853.12		3.46	1,000.00	831.70		4.34	1,000.00	887.86		3.14
Hypothetical 5% return	1,000.00	1,020.62	+	4.63	1,000.00	1,021.48	+	3.77	1,000.00	1,020.47	+	4.79	1,000.00	1,021.88	+	3.36
Class R
Actual	1,000.00	881.89		7.07	1,000.00	849.83		6.29	N/A	N/A		N/A	1,000.00	885.20		6.13
Hypothetical 5% return	1,000.00	1,017.69	+	7.58	1,000.00	1,018.40	+	6.87	N/A	N/A		N/A	1,000.00	1,018.70	+	6.56
Class P
Actual	1,000.00	884.25		4.27	1,000.00	852.86		3.46	1,000.00	831.70		4.34	1,000.00	887.80		3.14
Hypothetical 5% return	1,000.00	1,020.67	+	4.58	1,000.00	1,021.48	+	3.77	1,000.00	1,020.47	+	4.79	1,000.00	1,021.88	+	3.36

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Small/Mid Cap Growth	1.24%	1.99%	0.92%	1.42%	0.99%	0.91%	1.49%	0.90%
Strategic Growth	1.10	1.85	0.75	1.25	0.85	0.74	1.35	0.74
Technology Opportunities	1.24	1.99	0.95	1.45	0.99	0.94	N/A	0.94
U.S. Equity ESG	1.04	1.79	0.67	N/A	0.79	0.66	1.29	0.66

181

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust	103	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 65	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021-Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 73	Trustee	Since 2007

Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Director of 1735 NY Investments, LLC (oversees an investment fund that supports the mission of the American Institute of Architects) (2022-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	None

182

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

				103	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Paul C. Wirth Age: 64	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

183

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2022.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2022, Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

184

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002–2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust - Fundamental Equity Growth Funds - Tax Information (Unaudited)

For the year ended August 31, 2022, 15.97%, 41.00%, 44.98%, 7.66%, 2.66%, 15.49%, 12.25%, 21.85%, and 43.79% of the dividends paid from net investment company taxable income by the Concentrated Growth, Flexible Cap, Large Cap Core, Mid Cap Growth, Small Cap Growth, Small/Mid Cap Growth, Strategic Growth Technology Opportunities, and U.S. Equity ESG Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Concentrated Growth, Flexible Cap, Large Cap Core, Mid Cap Growth, Small Cap Growth, Small/Mid Cap Growth, Strategic Growth, Technology Opportunities, and U.S. Equity ESG Funds, designate $27,668,649, $1,366,469, $90,741,725, $147,936,040, $1,258,935, $351,527,688, $19,787,592, $109,328,052, and $221,497, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2022.

For the year ended August 31, 2022, 12.40%, 35.56%, 23.47%, 6.17%, 3.73%, 8.67%, 18.12%, 15.64%, and 47.34% of the dividends paid from net investment company taxable income by the Concentrated Growth, Flexible Cap, Large Cap Core, Mid Cap Growth, Small Cap Growth, Small/Mid Cap Growth, Strategic Growth, Technology Opportunities, and U.S. Equity ESG Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended August 31, 2022, the Concentrated Growth, Flexible Cap, Large Cap Core, Mid Cap Growth, Small Cap Growth, Small/Mid Cap Growth, Strategic Growth, Technology Opportunities, and U.S. Equity ESG Funds, designate $6,748,756, $877,947, $41,150,272, $64,922,993, $1,158,258, $89,171,541, $5,130,133, $22,089,157, and $353,781 respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

For the year ended August 31, 2022, 0.76%, 1.14%, 0.94%, 0.60%, 0.74% and 1.53% of the dividend paid from net investment company taxable income by the Concentrated Growth, Flexible Cap, Large Cap Core, Mid Cap Growth, Strategic Growth, and Technology Opportunities respectively, qualifies as section 199A dividends.

185

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.27 trillion in assets under supervision as of June 30, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[4]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[5]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Gregory G. Weaver Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s®, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2022 Goldman Sachs. All rights reserved. 295263-OTU-10/2022EQGRWAR-22

Goldman Sachs Funds

Annual Report	August 31, 2022

Fundamental Equity Value Funds
Equity Income
Focused Value
Large Cap Value
Mid Cap Value
Small Cap Value
Small/Mid Cap Value

Goldman Sachs Fundamental Equity Value Funds

∎	EQUITY INCOME

∎	FOCUSED VALUE

∎	LARGE CAP VALUE

∎	MID CAP VALUE

∎	SMALL CAP VALUE

∎	SMALL/MID CAP VALUE

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Fundamental Equity Value Funds

Market Review

Overall, U.S. equities struggled during the 12 months ended August 31, 2022 (the “Reporting Period”). The Standard & Poor’s® 500 Index (the “S&P 500 Index”) ended the Reporting Period with a return of -11.23%. The Russell 3000® Index generated a return of -13.28%. Persistent supply-chain disruptions, shifting U.S. Federal Reserve (“Fed”) policy, heightened inflation levels, COVID-19 pandemic overhangs and ongoing war between Russia and Ukraine were the primary concerns pressuring the U.S. equity markets during the Reporting Period.

As the Reporting Period began in September 2021, the S&P 500 Index saw its first decline since January 2021 and its worst month since September 2020. Investors’ focus centered around Fed tapering, complex legislative negotiations, persistent supply-chain disruptions, spread of the COVID-19 Delta variant, global risk events, rising energy costs and the rapid uptick in U.S. Treasury yields.

During the fourth quarter of 2021, the S&P 500 Index increased in October, fell in November and increased in December. The third quarter corporate earnings season propelled a U.S. equity market rally in October, with retail earnings upside surprises and hints of easing supply-chain constraints supporting the market’s upward trajectory into early November. Later in November, a $1 trillion infrastructure bill was signed into law, and Fed Chair Powell was appointed for a second term, bringing clarity to the Fed’s leadership. However, renewed concerns around COVID-19 developments pressured U.S. equities, with the emergence of the more contagious Omicron variant triggering a sell-off. Persistently high inflation also weighed on market sentiment. In December, the S&P 500 Index rebounded despite record COVID-19 case counts in many population centers in the U.S., as studies showed the variant was generally accompanied by milder symptoms than previous variants. Positive seasonality and the so-called “Santa Rally” also lifted the S&P 500 Index towards the end of the month. The Fed walked back its use of “transitory” in describing the inflationary environment and announced it would double its pace of asset purchase tapering and indicated potential interest rate hikes in 2022.

During the first quarter of 2022, the S&P 500 Index fell, marking its first quarterly decline since the first quarter of 2020. Among the major economic and geopolitical developments were the dramatic repricing of the Fed interest rate hike path and accelerated expectations for a more aggressive balance sheet runoff phase due to concerns about elevated and persistent inflation pressures. The hawkish Fed policy shift drove a large increase in bond yields, and U.S. Treasuries suffered one of their worst quarters on record. (Hawkish suggest higher interest rates; opposite of dovish.) COVID-19, and more specifically, the Omicron variant, was still an overhang, with resurgent cases bringing back supply-chain issues and worker shortages. Amid this backdrop, dampened corporate earnings momentum played into the bearish narrative for the U.S. equities markets. (Bearish refers to an expected downward movement in the prices of securities.) Growth equities meaningfully lagged value equities as a potential by-product of anticipated higher interest rates in the near term.

The S&P 500 Index fell more dramatically in the second quarter of 2022, as inflation, the Fed’s policy response and recession worries were at the core of investors’ narratives, resulting in a broad risk-off, or heightened risk aversion, atmosphere. Geopolitical overhang also remained a concern, as it affected energy prices, leading to low consumer sentiment and potentially changing consumer spending trends. On the other hand, equity inflows, buyback strength, insider buying, resilient consumer spending and some hints of cooling in the labor market were seen by the consensus as tailwinds. In late May/early June 2022, it remained unclear whether a rebound seen in the U.S. equity markets from the May 20, 2022 year-to-date low represented the start of a recovery or a bear-market rally. This question was quickly answered later in the month after the release of a higher than consensus expected May Consumer Price Index report, which sent the S&P 500 Index to a new year-to-date low. Moreover, following a 25 basis point hike in March 2022 and a 50 basis point increase in May 2022, the Fed agreed to a 75 basis point interest rate hike during its June 2022 meeting, wherein Fed Chair Powell asserted the Fed’s unconditional commitment to price stability with a policy response evolving based on incoming data. (A basis point is 1/100th of a percentage point.) At the end of the quarter, investors were looking ahead to the second quarter corporate earnings reporting season with some caution, as input price pressures and consumption trends factored into analyst arguments for downward revisions to earnings estimates.

In July 2022, U.S. equities rallied strongly, posting its largest monthly gain since November 2020 even as the Fed delivered another 75 basis point interest rate hike and Fed Chair Powell reiterated the central bank’s commitment to bringing inflation back to its target around 2%. Despite fears about aggressive monetary policy tightening and indications the U.S. economy had

1

MARKET REVIEW

contracted for a second consecutive quarter, stocks advanced amid mostly better than consensus expected corporate earnings and a decline in mid- to longer-term inflation expectations. U.S. equities continued to rally through mid-August 2022 driven by softer U.S. inflation readings and strong labor market data. However, the S&P 500 Index gave up its gains in the second half of the month on the back of hawkish Fed commentary. Business and consumer confidence remained depressed, pointing toward persistent weakness in economic activity. However, the U.S. labor market added 315,000 jobs in August. While the U.S. unemployment rate inched up from 3.5% to 3.7%, it was largely driven by a higher participation rate, i.e. increased labor supply rather than weaker labor demand. Nonetheless, given the moderating but elevated inflation, the Fed continued to signal further monetary tightening, which hurt the U.S. equity market in the latter half of August. In his speech at Jackson Hole, Fed Chair Powell reiterated that restoring price stability would likely require maintaining a restrictive policy stance for some time.

For the Reporting Period overall, only three of the 11 sectors of the S&P 500 Index posted absolute gains, led by the energy sector. Following at some distance were utilities and consumer staples, which also generated positive returns during the Reporting Period. On a relative basis, the weakest performing sectors in the S&P 500 Index were communication services, consumer discretionary and information technology.

Within the U.S. equity market, all capitalization segments generated negative absolute returns during the Reporting Period, but small-cap stocks, as measured by the Russell 2000® Index, were weakest, followed by mid-cap stocks, as measured by the Russell Midcap® Index, and then large-cap stocks, as measured by the Russell 1000® Index. From a style perspective, for the second consecutive 12-month period, value stocks meaningfully outperformed growth stocks on a relative basis across the capitalization spectrum during the Reporting Period. (All as measured by the FTSE Russell indices.)

Looking Ahead

At the end of the Reporting Period, we remained optimistic about the overall strength of the U.S. economy yet vigilant as we navigate anticipated U.S. equity market volatility ahead as the Fed’s hawkish stance, elevated inflation, high commodities prices, China’s economic growth slowdown, the U.S.’ resilient labor market and COVID-19 overhangs remain key factors to watch. While fears of a deep recession have waned, there remains the risk the Fed could overtighten monetary policy, and we do expect economic growth to slow in the U.S. through the end of 2022 and into 2023. Further, given higher oil and gas prices, strength in shelter inflation (inclusive of rent and lodging away from home) and potential COVID-19-related supply disruptions from China, we expect inflation to remain elevated in the near term but then to moderate gradually toward the end of the year. We expect the Fed’s monetary policy to continue to tighten to anchor inflation expectations. Finally, geopolitical uncertainties remain elevated. While uncertainty dominates, we believe some of this had already been priced into the U.S. equity market, as valuations, in our view, were more reasonable at the end of the Reporting Period than at the start of 2022. Amid this backdrop, we intend to stay true, as always, to our quality-first investment approach as we continue to seek to invest in businesses with healthy balance sheets, relatively stable cash flow generation and differentiated business models aligned to secular advantages. We continue to test our strategies and re-evaluate our assumptions with increasing information, staying focused on the long-term investment horizon.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fundamental Equity Value Funds (the “Funds”) own and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We remain focused on the long-term performance of the Funds.

As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

2

PORTFOLIO RESULTS

Goldman Sachs Equity Income Fund

Portfolio Composition

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in equity investments. The Fund will generally invest in equity securities that the Goldman Sachs Fundamental Equity U.S. Equity Team considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest up to 20% of its Net Assets in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective of long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Equity Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -3.79%, -4.51%, -3.49%, -3.98%, -3.55%, -3.48%, -4.02% and -3.48%, respectively. These returns compare to the -6.23% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While absolute returns disappointed, the Fund outperformed the Russell Index on a relative basis during the Reporting Period due primarily to stock selection. Sector allocation as a whole also contributed positively to the Fund’s relative performance.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that contributed most positively to the Fund’s relative results during the Reporting Period were communication services, information technology and consumer staples, wherein stock selection proved effective. Having an underweight to communication services, which was the weakest sector in the Russell Index during the Reporting Period, also helped. Only partially offsetting these positive contributors was stock selection in the real estate, materials and utilities sectors, which detracted.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Devon Energy, M&T Bank and Pioneer Natural Resources.

Devon Energy, an exploration and production oil and gas company, posted fourth quarter 2021 earnings that featured strong results, with both earnings and dividend amounts higher than market expectations. Investor focus remained on 2022 production and a variable dividend wherein Devon Energy leads the industry. Each subsequent earnings report during the Reporting Period similarly featured results above market expectations, largely due to strong production and execution metrics. At the end of the Reporting Period, our investment thesis continued to revolve around a better than consensus expected variable dividend, increased buybacks and what we saw as a line of sight to significant capital returns.

M&T Bank provides retail and commercial banking services. Headwinds arose at the start of 2022, largely due to the bank’s lowered guidance for net interest income. This was a disappointment to many investors because M&T Bank was sitting on a good deal of liquidity that it could deploy into higher earning assets. In April 2022, it was announced that M&T Bank would be acquiring People’s United, but the market did not view this as a favorable transaction. However, its stock rebounded strongly when it reported its first quarter 2022 earnings, thanks to results above market expectations and assets that benefited from rising rates. Ultimately, at the end of the Reporting Period, we believed M&T Bank was on

3

PORTFOLIO RESULTS

pace for share buybacks, and investors would continue to closely monitor the net positive guidance the bank’s management had provided.

The strong performance of oil and gas exploration and production company Pioneer Natural Resources was supported by subdued oil production, high and improving demand, and new geopolitical tensions fueled by the war in Ukraine. Another point of optimism supporting its stock was that the company is committed to return 75% of its free cash flow in the form of distributions. At the end of the Reporting Period, we believed the company’s healthy balance sheet and efficient production would likely continue to drive performance and keep its earnings in line with market expectations. In our view, the company’s cash yield of approximately 15% also remained attractive.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in Exxon Mobil, Medtronic and JPMorgan Chase.

Oil and gas integrated energy company Exxon Mobil, a new purchase for the Fund during the Reporting Period, was a top detractor from relative results because the Fund held an underweight position in its strongly performing stock. Its shares benefited primarily from an increase in crude oil prices and favorable supply/demand dynamics. Also, in February 2022, it was announced that sweeping restructuring would be taking place across its global operations. Examples of changes included cost cutting and a new headquarters location in Houston. Further, earnings releases in the summer of 2022 featured significant outperformance of market expectations on both net income and earnings per share. Results from its liquid natural gas segment also proved favorable. At the end of the Reporting Period, we continued to see what we viewed as attractive trends in the operations of its business, and we looked to see further capital distributions put in place.

Medtronic develops and manufactures device-based medical therapies and services. In December 2021, the company guided down its diabetes-related revenue after a Food & Drug Administration warning letter was released pertaining to Medtronic’s main diabetes plant. Then in January 2022, a competitor received approval for its own device, which was another headwind for Medtronic. Its first quarter 2022 earnings results came in below expectations, but investors were somewhat comforted by an 8% increase in its dividend. We believed a reason for optimism was the Shanghai COVID-19 lockdowns being over, which should help subdue previously supply-chain concerns. At the end of the Reporting Period, we continued to hold the position in the Fund’s portfolio, as we viewed its valuation to be attractive and its dividend to be favorable in comparison to some of its peers.

U.S. bank JPMorgan Chase faced cost pressures that harmed its business even as its management remained focused on technology modernization to meet its objectives. Given the higher interest rate environment, JPMorgan Chase remained optimistic on the economy based on consumer spending trends, though geopolitical and economic tensions remained potential drivers of a downturn. The bank was also buying back stock, which typically is a sign of confidence from management, though that strategy was paused in July 2022 so it could build up more capital in the near term. In June 2022, the bank reiterated that it would not reduce its dividend, which was another well-received signal by the market. At the end of the Reporting Period, we maintained our conviction in JPMorgan Chase, as its earnings mostly stemmed during the Reporting Period from high quality sources such as net interest income, expenses and credit, and its valuation, in our view, looked attractive in our base-case economic scenarios.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, in addition to the purchase of Exxon Mobil, mentioned earlier, we initiated a Fund position in ConocoPhillips, a predominantly U.S. oil producer. We believe the company has one of the most disciplined variable capital return policies. ConocoPhillips pays out a percentage of its cash flow from operations, while peers have adopted a percentage of free cash flow as their model. In our view, this policy may well help to ensure that ConocoPhillips stays disciplined regarding its capital spending plan. Since the time of the Fund’s purchase of its stock, ConocoPhillips experienced an increase in its production of oil per day and anticipated a further increase going forward.

Conversely, we eliminated the Fund’s position in Chevron, a global integrated energy, chemical and petroleum company, in early March 2022. Chevron has approximately 22% of its

4

PORTFOLIO RESULTS

production in Kazakhstan, which we viewed as a high regional risk that is not appropriate for the Fund’s strategy.

We sold the Fund’s position in snack food and beverage manufacturer Mondelez International in June 2022. Some uncontrollable factors such as foreign currency headwinds, inflation and geopolitical tensions had become rising concerns for us. Also, our conviction in other stocks was stronger, so we exited the position in favor of other investments.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in communication services, financials, health care and industrials increased. The Fund’s exposure to consumer staples, materials, real estate and utilities decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2022?

A	At the end of August 2022, the Fund had overweight positions relative to the Russell Index in the information technology, utilities and industrials sectors. On the same date, the Fund had underweight positions compared to the Russell Index in communication services and financials and was rather neutrally weighted to the Russell Index in consumer discretionary, consumer staples, energy, health care, materials and real estate.

5

FUND BASICS

Equity Income Fund

as of August 31, 2022

TOP 10 HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business	Country

JPMorgan Chase & Co.	3.1%	Banks	United States
Johnson & Johnson	2.9	Pharmaceuticals	United States
Bristol-Myers Squibb Co.	2.4	Pharmaceuticals	United States
NextEra Energy, Inc.	2.3	Electric Utilities	United States
ConocoPhillips	2.1	Oil, Gas & Consumable Fuels	United States
Bank of America Corp.	2.1	Banks	United States
Exxon Mobil Corp.	2.1	Oil, Gas & Consumable Fuels	United States
M&T Bank Corp.	2.0	Banks	United States
CVS Health Corp.	2.0	Health Care Providers & Services	United States
AT&T, Inc.	1.9	Diversified Telecommunication Services	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Investments in the securities lending reinvestment vehicle represented 0.6% of the Fund’s net assets as of August 31, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS EQUITY INCOME FUND

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on September 1, 2012 in Class A Shares (with the maximum sales charge of 5.5%) . For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Equity Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2012 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-3.79%	7.73%	9.79%	—
Including sales charges	-9.08%	6.51%	9.17%	—

Class C
Excluding contingent deferred sales charges	-4.51%	6.94%	8.98%	—
Including contingent deferred sales charges	-5.46%	6.94%	8.98%	—

Institutional	-3.49%	8.10%	10.20%	—

Service	-3.98%	7.56%	9.66%	—

Investor	-3.55%	8.00%	10.07%	—

Class R6 (Commenced July 31, 2015)	-3.48%	8.11%	N/A	7.43%

Class R	-4.02%	7.46%	9.52%	—

Class P (Commenced April 17, 2018)	-3.48%	N/A	N/A	7.83%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

7

PORTFOLIO RESULTS

Goldman Sachs Focused Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a portfolio of equity investments, including common stocks, preferred stocks and other securities and instruments having equity characteristics. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 20-40 companies that are considered value opportunities, which the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. The Fund may invest in securities of companies of any capitalization. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Fund may invest in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Focused Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -6.29%, -6.93%, -5.98%, -6.06%, -5.90%, -6.47% and -5.96%, respectively. These returns compare to the -6.23% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While absolute returns disappointed, several share classes of the Fund outperformed the Russell Index on a relative basis due primarily to sector allocation overall. Stock selection as a whole also contributed positively to the Fund’s performance relative to the Russell Index during the Reporting Period, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Contributing most positively to the Fund’s relative results were having an underweight to communication services, which underperformed the Russell Index during the Reporting Period, and having an overweight to consumer staples, which outperformed the Russell Index during the Reporting Period. Further, stock selection proved especially effective in the communication services, consumer staples and energy sectors. Only partially offsetting these positive contributors was stock selection in the materials, industrials and utilities sectors, which detracted.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Devon Energy, Humana and Coca-Cola.

Devon Energy, an exploration and production oil and gas company, posted fourth quarter 2021 earnings that featured strong results, with both earnings and dividend amounts higher than market expectations. Investor focus remained on 2022 production and a variable dividend wherein Devon Energy leads the industry. Each subsequent earnings report during the Reporting Period similarly featured results above market expectations, largely due to strong production and execution metrics. At the end of the Reporting Period, our investment thesis continued to revolve around a better than consensus expected variable dividend, increased buybacks and what we saw as a line of sight to significant capital returns.

Shares of health insurance services provider Humana fell by approximately 10% in early January 2022 when its net membership growth estimates for Medicare Advantage products were reduced significantly. However, its shares rebounded relatively quickly after this announcement, as its earnings results continued to surpass market expectations throughout the first eight months of 2022. At the end of the

8

PORTFOLIO RESULTS

Reporting Period, we continued to view Humana as one of our preferred names within the health insurance industry.

Despite inflation and rising costs for both businesses and consumers, the products of beverage manufacturer and distributor Coca-Cola were relatively inelastic from a demand perspective during the Reporting Period. Its earnings reports reflected this as well, given the company surpassed estimates consistently during the Reporting Period. At the end of the Reporting Period, we continued to believe Coca-Cola has not only a durable supply chain that can endure potential headwinds but also strong brand loyalty and a commitment towards making its products more recyclable and environmentally friendly.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in industrial conglomerate General Electric, metal packaging provider Ball and cloud-based software solutions provider for customer relationship management Salesforce.

General Electric’s stock, in our view, remained a large, complicated turnaround story, and the difficult operating environment seen in 2022 made it difficult for company management to effectively weather the storm. For example, COVID-19-induced lockdowns in China were one of the major headwinds, harming General Electric’s production capacity, in particular. That said, in July 2022, company management sentiment was notably more positive, as much of the supply-chain disruptions had subdued, and operational results began to take a turn for the better. At the end of the Reporting Period, we believed the reasons for General Electric’s weak performance during the Reporting Period were more of a shorter-term concern, and we expected some of the synergies between its business segments to further realize in the relatively near term.

Shares of Ball, a new purchase for the Fund during the Reporting Period, performed well in the late part of 2021 based on strong performance reports, but its first quarter 2022 earnings report missed consensus expectations. The miss was mostly driven by an approximately 21% volume decline in its Latin American business due to flooding in the region. Also, its earnings report released in early August 2022 featured surprisingly weak results due to a sizeable slowdown in its Americas business, as consumers came under cost pressures. At the end of the Reporting Period, our longer-term investment thesis for Ball remained intact, as we continued to see a multi-year growth story for aluminum products, for which Ball should be a primary beneficiary.

In December 2021, Salesforce, another new purchase for the Fund during the Reporting Period, announced disappointing earnings results, largely attributable to underperformance in its Mulesoft business, which was working through some execution challenges during the Reporting Period. The company’s forward guidance was moderately optimistic through 2022, as Slack, the proprietary communication platform of Slack Technologies, was being integrated into the business, though lofty market expectations kept the bar high. At the end of the Reporting Period, we believed Salesforce’s management would likely remain diligent on operating margin expansion, and we believed synergies amongst its business arms could continue to drive further efficiency.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, in addition to those purchases mentioned earlier, we initiated a Fund position in retailing giant Walmart, as the company had reported quarterly revenue that beat market expectations driven by strong U.S. comparable sales and double-digit growth in memberships. We continued to purchase shares of Walmart as the Reporting Period progressed at what we viewed as discounted valuations, as we expect challenges regarding inventory headwinds, supply-chain constraints and rising fuel costs to ease in the near future. We firmly believe in the long-term value of the company, as it has displayed strength with its grocery, subscription and private-label business segments.

We established a Fund position in commercial/personal property and casualty insurance provider Chubb during the Reporting Period. In our view, its stock benefitted from a difficult insurance market through the first half of 2022, and we expect strong execution with operational efficiency to potentially continue should the market begin to soften at this point in the market cycle.

Conversely, we exited the Fund’s position in Google parent company Alphabet in January 2022. At the time, we had concerns that 2022 would see a combination of tough

9

PORTFOLIO RESULTS

comparisons and expense pressures, limiting the ability for the company to further appreciate amid a weakening advertisement environment, so we reallocated the sales proceeds to other investment opportunities.

We eliminated the Fund’s position in semiconductor manufacturer Marvell Technology in June 2022. On the back of stronger than consensus anticipated earnings and performance to those names with exposure to the autos and industrial end-markets, we decided to realize some of the gains the Fund had seen from this holding and reallocate to what we saw as investments with more attractive risk/reward profiles.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in consumer discretionary, consumer staples, financials, health care and information technology increased. The Fund’s exposure to the communication services, industrials, materials and real estate sectors decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2022?

A	At the end of August 2022, the Fund was overweight in health care and consumer staples relative to the Russell Index. On the same date, the Fund was underweight in real estate, communication services, information technology and financials and was rather neutrally weighted to the Russell Index in consumer discretionary, industrials, utilities, energy and materials.

10

FUND BASICS

Focused Value Fund

as of August 31, 2022

TOP 10 HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business	Country

Bristol-Myers Squibb Co.	5.5%	Pharmaceuticals	United States
Walmart, Inc.	5.1	Food & Staples Retailing	United States
Humana, Inc.	5.1	Health Care Providers & Services	United States
Chubb Ltd.	5.0	Insurance	United States
Devon Energy Corp.	4.2	Oil, Gas & Consumable Fuels	United States
JPMorgan Chase & Co.	3.9	Banks	United States
Bank of America Corp.	3.7	Banks	United States
General Electric Co.	3.5	Industrial Conglomerates	United States
NextEra Energy, Inc.	3.5	Electric Utilities	United States
KLA Corp.	3.5	Semiconductors & Semiconductor Equipment	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

11

GOLDMAN SACHS FOCUSED VALUE FUND

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $1,000,000 investment made on July 31, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Focused Value Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from July 31, 2015 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Since Inception
Class A (Commenced July 31, 2015)
Excluding sales charges	-6.29%	8.29%	7.56%
Including sales charges	-11.42%	7.07%	6.71%

Class C (Commenced July 31, 2015)
Excluding contingent deferred sales charges	-6.93%	7.49%	6.77%
Including contingent deferred sales charges	-7.86%	7.49%	6.77%

Institutional (Commenced July 31, 2015)	-5.98%	8.67%	7.95%

Investor (Commenced July 31, 2015)	-6.06%	8.57%	7.83%

Class R6 (Commenced July 31, 2015)	-5.90%	8.68%	7.97%

Class R (Commenced July 31, 2015)	-6.47%	8.02%	7.30%

Class P (Commenced April 17, 2018)	-5.96%	N/A	9.20%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

12

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments in large-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Goldman Sachs Fundamental Equity U.S. Equity Team defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest in foreign securities, including securities quoted in foreign currencies. The Fund may also invest in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -5.23%, -5.87%, -4.88%, -5.33%, -4.94%, -4.86%, -5.46% and -4.92%, respectively. These returns compare to the -6.23% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While absolute returns disappointed, the Fund outperformed the Russell Index on a relative basis due primarily to stock selection overall. Sector allocation as a whole also contributed positively, albeit more modestly, during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Contributing most positively to the Fund’s performance relative to the Russell Index was effective stock selection in the financials, energy and consumer staples sectors. Only partially offsetting these positive contributors were health care, materials and industrials, as stock selection in each detracted.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in the energy sector — namely, Devon Energy, ConocoPhillips and Hess.

Devon Energy, an exploration and production oil and gas company, posted fourth quarter 2021 earnings that featured strong results, with both earnings and dividend amounts higher than market expectations. Investor focus remained on 2022 production and a variable dividend wherein Devon Energy leads the industry. Each subsequent earnings report during the Reporting Period similarly featured results above market expectations, largely due to strong production and execution metrics. At the end of the Reporting Period, our investment thesis continued to revolve around a better than consensus expected variable dividend, increased buybacks and what we saw as a line of sight to significant capital returns.

ConocoPhillips, a predominantly U.S. oil producer, saw its stock appreciate in the first quarter of 2022 when it announced fourth quarter 2021 earnings higher than consensus expectations and increased its cash return guidance for 2022. The company also benefited from the broad rally in energy stocks, as crude oil prices rose in the wake of geopolitical tensions. In the second quarter of 2022, ConocoPhillips increased its 2022 cash return guidance from $2 billion to $10 billion. A significant expansion of its global liquid natural gas business through investment in new facilities was also viewed favorably by investors. At the end

13

PORTFOLIO RESULTS

of the Reporting Period, we remained optimistic about ConocoPhillips, as we believed the company continues to have a high level of execution with disciplined investment, consistent return of cash, and a high quality portfolio that we believe may well deliver free cash flow growth.

Exploration and production company Hess reported a strong fourth quarter earnings release, with earnings surpassing consensus expectations and capital expenditures being well below its previous guidance. The company also announced a number of new discoveries in Guyana through the first quarter of 2022 and benefited from the then-current operating environment. Its production was further expanded later in 2022 in an efficient manner thanks to further reserve discoveries in Guyana, though its disappointing North Dakota operations offset some of that. At the end of the Reporting Period, we remained optimistic about the prospects of Hess given a fairly significant inflection in its cash flow profile, and we were hoping to see further dividend increases and shareholder returns.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in Exxon Mobil, Salesforce and Ball.

Oil and gas integrated energy company Exxon Mobil, a new purchase for the Fund during the Reporting Period, was a top detractor from relative results because the Fund held an underweight position in its strongly performing stock. Its shares benefited primarily from an increase in crude oil prices and favorable supply/demand dynamics. Also, in February 2022, it was announced that sweeping restructuring would be taking place across its global operations. Examples of changes included cost cutting and a new headquarters location in Houston. Further, earnings releases in the summer of 2022 featured significant outperformance of market expectations on both net income and earnings per share. Results from its liquid natural gas segment also proved favorable. At the end of the Reporting Period, we continued to see what we viewed as attractive trends in the operations of its business, and we looked to see further capital distributions put in place.

Salesforce provides cloud-based software solutions for customer relationship management. In December 2021, Salesforce, another new purchase for the Fund during the Reporting Period, announced disappointing earnings results, largely attributable to underperformance in its MuleSoft business, which was working through some execution challenges during the Reporting Period. MuleSoft, a part of Salesforce since 2018, is a platform that seeks to give IT departments the tools to automate the integration of data and systems, workflows and processes, and digital experiences all in one place. The company’s forward guidance was moderately optimistic through 2022, as Slack, the proprietary communication platform of Slack Technologies, was being integrated into the business, though lofty market expectations kept the bar high. At the end of the Reporting Period, we believed Salesforce’s management would most likely remain diligent on operating margin expansion, and we believed synergies amongst its business arms could continue to drive further efficiency.

Shares of metal packing provider Ball performed well in the late part of 2021 based on strong performance reports, but its first quarter 2022 earnings report missed consensus expectations. The miss was mostly driven by an approximately 21% volume decline in its Latin American business due to flooding in the region. Also, its earnings report released in early August 2022 featured surprisingly weak results due to a sizeable slowdown in its Americas business, as consumers came under cost pressures. At the end of the Reporting Period, our longer-term investment thesis for Ball remained intact, as we continued to see a multi-year growth story for aluminum products, for which Ball should be a primary beneficiary.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, in addition to those purchases already mentioned, we initiated a Fund position in Meta Platforms. The company, formerly known as Facebook, engages in the development of social media applications. We believe the company has an attractive valuation and is focusing its efforts on different new devices to diversify and enter new markets. We are also optimistic that the company will maintain what we view as its attractive operating margins and that the broader industry has positive tailwinds.

Conversely, we sold the Fund’s position in media and technology company Comcast in August 2022. Our investment thesis had become invalidated, so we decided to reallocate the sales proceeds toward other names in which we held more conviction.

14

PORTFOLIO RESULTS

We eliminated the Fund’s position in Chevron, a global integrated energy, chemical and petroleum company, in early March 2022. Chevron has approximately 22% of its production in Kazakhstan, which we viewed as a high regional risk that is not appropriate for the Fund’s strategy.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocation compared to the Russell Index in health care increased. The Fund’s exposure to financials and real estate decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2022?

A	At the end of August 2022, the Fund had overweight positions relative to the Russell Index in the health care and materials sectors. On the same date, the Fund had underweight positions compared to the Russell Index in communication services, financials and real estate and had rather neutral allocations relative to the Russell Index in consumer discretionary, consumer staples, energy, industrials, information technology and utilities.

15

FUND BASICS

Large Cap Value Fund

as of August 31, 2022

TOP 10 HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business	Country

Johnson & Johnson	3.5%	Pharmaceuticals	United States
JPMorgan Chase & Co.	2.8	Banks	United States
Meta Platforms, Inc., Class A	2.6	Interactive Media & Services	United States
Bank of America Corp.	2.4	Banks	United States
ConocoPhillips	2.3	Oil, Gas & Consumable Fuels	United States
Exxon Mobil Corp.	2.2	Oil, Gas & Consumable Fuels	United States
NextEra Energy, Inc.	2.2	Electric Utilities	United States
Bristol-Myers Squibb Co.	2.1	Pharmaceuticals	United States
Walmart, Inc.	2.1	Food & Staples Retailing	United States
Morgan Stanley	1.8	Capital Markets	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

16

GOLDMAN SACHS LARGE CAP VALUE FUND

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $1,000,000 investment made on September 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Large Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2012 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-5.23%	7.05%	9.25%	—
Including sales charges	-10.44%	5.86%	8.63%	—

Class C
Excluding contingent deferred sales charges	-5.87%	6.28%	8.44%	—
Including contingent deferred sales charges	-6.81%	6.28%	8.44%	—

Institutional	-4.88%	7.40%	9.63%	—

Service	-5.33%	6.88%	9.10%	—

Investor	-4.94%	7.33%	9.52%	—

Class R6 (Commenced July 31, 2015)	-4.86%	7.42%	N/A	6.63%

Class R	-5.46%	6.79%	8.98%	—

Class P (Commenced April 17, 2018)	-4.92%	N/A	N/A	7.52%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs Mid Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) (“Net Assets”) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Team discusses the Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R, and Class P Shares generated average annual total returns, without sales charges, of -4.46%, -5.20%, -4.12%, -4.60%, -4.21%, -4.09%, -4.68% and -4.09%, respectively. These returns compare to the -7.80% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While absolute returns disappointed, the Fund outperformed the Russell Index on a relative basis due primarily to stock selection overall. Sector allocation as a whole also contributed positively, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Contributing most positively to the Fund’s performance relative to the Russell Index was stock selection in the financials, information technology and energy sectors. Only partially offsetting these positive contributors was stock selection in the consumer staples, materials and real estate sectors, which detracted.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Devon Energy, Hess and ON Semiconductor.

Devon Energy, an exploration and production oil and gas company, posted fourth quarter 2021 earnings that featured strong results, with both earnings and dividend amounts higher than market expectations. Investor focus remained on 2022 production and a variable dividend wherein Devon Energy leads the industry. Each subsequent earnings report during the Reporting Period similarly featured results above market expectations, largely due to strong production and execution metrics. At the end of the Reporting Period, our investment thesis continued to revolve around a better than consensus expected variable dividend, increased buybacks and what we saw as a line of sight to significant capital returns.

Exploration and production company Hess reported a strong fourth quarter earnings release, with earnings surpassing consensus expectations and capital expenditures being well below its previous guidance. The company also announced a number of new discoveries in Guyana through the quarter and benefited from the then-current operating environment. Its production was further expanded later in 2022 in an efficient manner thanks to further reserve discoveries in Guyana, though its disappointing North Dakota operations offset some of that. While we remained optimistic about the prospects of Hess given a fairly significant inflection in its

18

PORTFOLIO RESULTS

cash flow profile, we opted to sell the Fund’s position in Hess, taking profits.

ON Semiconductor engages in the design, manufacture and marketing of a portfolio of semiconductor components. The year 2021 was an impressive one for many semiconductor firms, and ON Semiconductor was a beneficiary. Its performance in the fourth quarter of 2021 was driven by a strong beat of consensus expectations and raised guidance on earnings as well as by margins and top-line revenue growing organically amid ongoing supply-chain constraints. In June 2022, it was announced the company would be joining the S&P 500 Index, which drove its returns higher still. Strength in its results was also supported by strong performance in the auto and industrial end-markets. At the end of the Reporting Period, we continued to view the company as one of our favorite semiconductor names in the mid-cap universe.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in Ball, RH and Guardant Health.

Shares of Ball performed well in the late part of 2021 based on strong performance reports, but its first quarter 2022 earnings report missed consensus expectations. The miss was mostly driven by an approximately 21% volume decline in its Latin American business due to flooding in the region. Also, its earnings report released in early August 2022 featured surprisingly weak results due to a sizeable slowdown in its Americas business, as consumers came under cost pressures. At the end of the Reporting Period, our longer-term investment thesis for Ball remained intact, as we continued to see a multi-year growth story for aluminum products, for which Ball should be a primary beneficiary.

RH operates Restoration Hardware stores that sell various home goods. A number of headwinds were cited early in the first quarter of 2022 that troubled the business. Inventory concerns and consumer purchase trends in an inflationary environment were the largest overhangs, in our view. Its earnings release in late March 2022 featured mixed results with a miss on revenue but better than consensus expected earnings and margins. Despite these challenges, our long-term investment thesis on RH remained intact at the end of the Reporting Period, as its management continued to stay focused and take what we saw as appropriate actions to preserve profitability amid challenging conditions. Indeed, there was a slight rebound in RH’s shares during the summer of 2022 when RH updated its fiscal year 2022 guidance in a positive direction, though the weak macroenvironment could potentially delay consumers’ purchase decisions on luxury home goods items. Still, at the end of the Reporting Period, we believed the company had pricing power and an attractive valuation relative to its peers.

Guardant Health, a precision oncology treatment company, was a new purchase for the Fund during the Reporting Period. Its stock price then depreciated during the fourth quarter of 2021 due to no particular fundamental driver. We continued to like the company, as it reported a solid quarterly result and provided positive updates on its research and development progress. However, in May 2022, a poor earnings report caused the stock to face significant pressures. Our investment thesis became invalidated, and we ultimately decided to sell the name at that time to pursue what we viewed as more attractive investment opportunities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Steel Dynamics in March 2022. The company manufactures steel products and engages in metal recycling. Relative to other commodities within the materials sector, we saw the odds of a longer than consensus expected steel cycle as moving upward. We also believe the company to be in an advantaged position relative to global prices given its ability to price its products effectively amid import/export dynamics seen during the Reporting Period.

We established a Fund position in Woodward in September 2021. The company provides control system solutions and components for the aerospace and industrial markets. Despite poor earnings results year-to-date through August 2022, we believe the company is well positioned for earnings improvement as a result of share gains in aerospace, supported by capacity investments made prior to the COVID-19 pandemic.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in semiconductor manufacturer Marvell Technology in June 2022. On the back of stronger than consensus anticipated earnings and performance to those names with exposure to the autos and industrial end-markets, we decided to realize some of the gains the

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PORTFOLIO RESULTS

Fund had seen from this holding and reallocate to what we saw as investments with more attractive risk/reward profiles.

We sold the Fund’s position in container products producer Packaging Corporation of America in October 2021. The packaging industry had not experienced the same level of price increases in comparison to other industrials and materials sector industries, so we decided to exit the position in favor of other names within similar industries but with exposure to different commodities.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocation compared to the Russell Index in materials increased. There were no other notable changes in the Fund’s weightings during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2022?

A	At the end of August 2022, the Fund had underweight positions relative to the Russell Index in financials and real estate and was rather neutrally weighted to the remaining nine sectors in the Russell Index.

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FUND BASICS

Mid Cap Value Fund

as of August 31, 2022

TOP 10 HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business	Country

Ameren Corp.	2.0%	Multi-Utilities	United States
Alexandria Real Estate Equities, Inc. REIT	1.9	Equity Real Estate Investment Trusts (REITs)	United States
Ball Corp.	1.9	Containers & Packaging	United States
Motorola Solutions, Inc.	1.8	Communications Equipment	United States
Cummins, Inc.	1.8	Machinery	United States
M&T Bank Corp.	1.8	Banks	United States
Xcel Energy, Inc.	1.7	Electric Utilities	United States
East West Bancorp, Inc.	1.7	Banks	United States
AvalonBay Communities, Inc. REIT	1.6	Equity Real Estate Investment Trusts (REITs)	United States
Zimmer Biomet Holdings, Inc.	1.5	Health Care Equipment & Supplies	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

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GOLDMAN SACHS MID CAP VALUE FUND

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $10,000 investment made on September 1, 2012 in Class A Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2012 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-4.46%	9.37%	10.12%	—
Including sales charges	-9.71%	8.14%	9.50%	—

Class C
Excluding contingent deferred sales charges	-5.20%	8.55%	9.30%	—
Including contingent deferred sales charges	-6.14%	8.55%	9.30%	—

Institutional	-4.12%	9.78%	10.55%	—

Service	-4.60%	9.24%	10.00%	—

Investor	-4.21%	9.65%	10.40%	—

Class R6 (Commenced July 31, 2015)	-4.09%	9.79%	N/A	8.02%

Class R	-4.68%	9.10%	9.85%	—

Class P (Commenced April 17, 2018)	-4.09%	N/A	N/A	9.58%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) (“Net Assets”) in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Small Cap Value Team discusses the Goldman Sachs Small Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -9.33%, -10.00%, -9.02%, -9.48%, -9.07%, -9.02%, -9.53% and -9.01%, respectively. These returns compare to the -10.18% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While absolute returns disappointed, the Fund outperformed the Russell Index on a relative basis during the Reporting Period due primarily to stock selection. Sector allocation as a whole also contributed positively to the Fund’s relative performance, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the health care, communication services and financials sectors contributed most positively to the Fund’s performance relative to the Russell Index. Having an underweighted allocation to health care, which underperformed the Russell Index during the Reporting Period, also added value. Only partially offsetting these positive contributors was weak stock selection in the real estate, information technology and utilities sectors, which detracted.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in AMC Entertainment Holdings, Antero Resources and SM Energy.

The Fund’s underweight to movie theatre chain and entertainment company AMC Entertainment Holdings, a new purchase for the Fund during the Reporting Period, contributed positively to its relative results, as its stock posted a robust double-digit decline in the Russell Index before being removed at the end of June 2022 as part of the annual Russell reconstitution. We had initiated the Fund position in early December 2021 given prospects of improving economic fundamentals. We exited the Fund position when the stock was removed from the Russell Index at the end of June 2022.

Antero Resources, an independent oil and gas company that engages in the development, production, exploration and acquisition of natural gas, saw its stock rise during the Reporting Period, supported by an increase in commodity prices as well as by an earlier than consensus expected share repurchasing program. The size of the company ultimately outgrew the Fund’s intended market capitalization strategy,

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PORTFOLIO RESULTS

and we exited the Fund position during the second quarter of 2022.

Similarly, SM Energy, an independent energy company that engages in the acquisition, exploration, development and production of crude oil, natural gas and natural gas liquids, performed well during the Reporting Period, largely supported by an increase in commodity prices.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in Hudson Pacific Properties, Cerence and Murphy Oil.

Shares of Hudson Pacific Properties, a real estate company that owns, operates, develops and acquires office, media and entertainment properties, declined after the company announced first quarter 2022 earnings with conservative guidance for the full year. The market also reacted negatively to Hudson Pacific Properties’ completion of its previously announced acquisition of a state-of-the-art office development site in Seattle. Despite its recent weakness, we continued to like the holding at the end of the Reporting Period, as we believed leasing volumes were recovering, mark-to-market remained intact, and the company was aggressively repurchasing stock. (Mark-to-market is a term used to refer to the process of using a reasonable market value of an account, asset or liability at a specific point in time or during an accounting period.)

Cerence is a software company that builds automotive cognitive assistance solutions to power natural and intuitive interactions between automobiles, drivers and passengers, and the digital world. Rising interest rates, multiple (or price/earnings ratio) compression and broader macroeconomic uncertainties weighed on the software industry during the Reporting Period as well as on shares of Cerence. That said, at the end of the Reporting Period, we maintained high conviction in the company and believed it was well positioned to benefit from continued adoption of artificial intelligence-based virtual assistance and services, especially in cars.

Murphy Oil is a holding company that engages in the exploration and production of oil and natural gas. After initiating a Fund position in the company in March 2022, its shares declined along with the broader oil exploration and production industry, as commodity prices retreated. We ultimately exited the Fund position and reinvested the proceeds into higher conviction ideas elsewhere in the Fund’s portfolio.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Physicians Realty Trust, a real estate investment trust that engages in the acquisition, development and management of health care properties. We are optimistic about the company and believe its management has the company well positioned to deliver consistent earnings during the next few years.

We established a Fund position in ABM Industries, an integrated facility management services company focused on commercial, industrial and institutional holdings. We like ABM Industries as a “return to office” play and believe with more and more people coming back to in-person work, the need for building maintenance and management may well increase, further supporting the company’s stock.

Conversely, in addition to those sales mentioned earlier, we exited the Fund’s position in Tenet Healthcare, a diversified health care services company that operates more than 400 ambulatory surgery centers and surgical hospitals. Its shares were challenged during the Reporting Period amid a difficult operating environment, and we sold the position and reinvested the proceeds into what we felt were better risk/reward opportunities elsewhere.

We eliminated the Fund’s position in water solutions company Zurn Elkay Water Solutions during the Reporting Period. We initially established the Fund position in the company’s shares in November 2021. However, in July 2022, the company merged with Elkay Manufacturing to create one of the largest water management solutions companies. As our investment thesis changed, we sold the position and reinvested the proceeds into other, higher conviction ideas in the Fund’s portfolio.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective May 5, 2022, Sean A Butkus no longer served as a portfolio manager for the Fund. Sean continues to focus primarily on his sector research responsibilities, which currently include consumer and communication services, and he continues to share responsibilities for industrials with

24

PORTFOLIO RESULTS

Robert Crystal, a portfolio manager of the Fund. Indeed, Robert Crystal and Sally Pope Davis continue serving as portfolio managers for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps to ensure continuity in the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocations compared to the Russell Index in financials, industrials and consumer discretionary decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2022?

A	At the end of August 2022, the Fund was overweight compared to the Russell Index in industrials, and information technology, was underweight compared to the Russell Index in health care and financials, and was rather neutrally weighted to the remaining seven sectors in the Russell Index.

25

FUND BASICS

Small Cap Value Fund

as of August 31, 2022

TOP 10 HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business	Country

Physicians Realty Trust REIT	1.1%	Equity Real Estate Investment Trusts (REITs)	United States
Hancock Whitney Corp.	1.1	Banks	United States
ABM Industries, Inc.	1.1	Commercial Services & Supplies	United States
Avient Corp.	1.0	Chemicals	United States
Terreno Realty Corp. REIT	1.0	Equity Real Estate Investment Trusts (REITs)	United States
RLJ Lodging Trust REIT	1.0	Equity Real Estate Investment Trusts (REITs)	United States
Hostess Brands, Inc.	0.9	Food Products	United States
Selective Insurance Group, Inc.	0.9	Insurance	United States
United Community Banks, Inc.	0.9	Banks	United States
Ryman Hospitality Properties, Inc. REIT	0.9	Equity Real Estate Investment Trusts (REITs)	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund (if any) are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets as of August 31, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

26

GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $1,000,000 investment made on September 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Value Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2012 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-9.33%	5.12%	8.90%	—
Including sales charges	-14.31%	3.93%	8.28%	—

Class C
Excluding contingent deferred sales charges	-10.00%	4.33%	8.08%	—
Including contingent deferred sales charges	-10.90%	4.33%	8.08%	—

Institutional	-9.02%	5.50%	9.31%	—

Service	-9.48%	4.98%	8.77%	—

Investor	-9.07%	5.38%	9.17%	—

Class R6 (Commenced July 31, 2015)	-9.02%	5.51%	N/A	6.35%

Class R	-9.53%	4.86%	8.62%	—

Class P (Commenced April 17, 2018)	-9.01%	N/A	N/A	3.79%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Value Fund

Portfolio Composition

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in small- and mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index and the Russell Midcap Value Index, respectively, at the time of investment. As of August 31, 2022, the capitalization range of the companies in these indexes was between $17 million and $46.313 billion. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may also invest in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may invest in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index and the Russell Midcap Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Small Cap Value Team discusses the Goldman Sachs Small/Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -8.91%, -9.56%, -8.56%, -8.68%, -8.56%, -9.07% and -8.51%, respectively. These returns compare to the -8.34% average annual total return of the Fund’s benchmark, the Russell 2500® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund modestly underperformed the Russell Index on a relative basis during the Reporting Period due primarily to expenses, as described in its prospectus. Unmanaged indices, like the Russell Index, do not incur such expenses, but it is not possible to invest directly in these indices.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the communication services, health care and information technology sectors contributed most positively to the Fund’s performance relative to the Russell Index during the Reporting Period. Having underweighted allocations to communication services and health care, each of which underperformed the Russell Index during the Reporting Period, further boosted the Fund’s relative results. These positive contributors were partially offset by challenging stock selection in the real estate, materials and consumer staples sectors, which detracted.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Diamondback Energy, Ovintiv and Devon Energy — each a constituent of the energy sector.

Diamondback Energy is an independent oil and natural gas company that engages in the acquisition, development, exploration and exploitation of unconventional, onshore oil and natural gas reserves. Its stock rose during the Reporting Period, largely supported by an increase in commodity prices. We exited the Fund’s position in Diamondback Energy in June 2022, as the company ultimately outgrew the intended market capitalization size for the Fund’s portfolio.

Ovintiv is an oil and gas exploration and production company. The energy sector as a whole performed well during the Reporting Period on the back of higher commodity prices resulting from supply constraints and geopolitical tensions. Additionally, unlike its peers, Ovintiv was successful in controlling its capital expenditures given its existing contracts with suppliers, which helped its margins relative to competitors. At the end of the Reporting Period, we continued to like the company and believed it was trading at an attractive valuation on free cash flows.

28

PORTFOLIO RESULTS

Devon Energy, an exploration and production oil and gas company, posted fourth quarter 2021 earnings that featured strong results, with both earnings and dividend amounts higher than market expectations. Investor focus remained on 2022 production and a variable dividend wherein Devon Energy leads the industry. Each subsequent earnings report during the Reporting Period similarly featured results above market expectations, largely due to strong production and execution metrics. We exited the Fund’s position in Devon Energy in June 2022, as its market capitalization became too large for the intended strategy of the Fund.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in Hudson Pacific Properties, Cerence and Enovis.

Shares of Hudson Pacific Properties, a real estate company that owns, operates, develops and acquires office, media and entertainment properties, declined after the company announced first quarter 2022 earnings with conservative guidance for the full year. The market also reacted negatively to Hudson Pacific Properties’ completion of its previously announced acquisition of Washington 1000, a fully entitled, state-of-the-art office development site in Seattle, for $85.6 million before closing adjustments. Despite its recent weakness, we continued to like the holding at the end of the Reporting Period, as we believed leasing volumes were recovering, mark-to-market remained intact, and the company was aggressively repurchasing stock. (Mark-to-market is a term used to refer to the process of using a reasonable market value of an account, asset or liability at a specific point in time or during an accounting period.)

Cerence is a software company that builds automotive cognitive assistance solutions to power natural and intuitive interactions between automobiles, drivers and passengers, and the digital world. Rising interest rates, multiple (or price/earnings ratio) compression and broader macroeconomic uncertainties weighed on the software industry during the Reporting Period as well as on shares of Cerence. We exited the Fund’s position in Cerence in February 2022 and reallocated the proceeds to what we felt were better risk/reward opportunities elsewhere.

Medical technology company Enovis is the stand-alone medical technology successor to Colfax, which was separated into two companies in April 2022. The legacy industrials business was spun off under the name ESAB and trades separately. Enovis’ shares declined since we initiated the Fund’s position in Colfax at the end of 2021. That said, at the end of the Reporting Period, we remained optimistic about Enovis, as it continued, in our view, to develop a track record with investors as a stand-alone medical technology company.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?
A	During the Reporting Period, we initiated a Fund position in Terreno Realty, an industrial real estate company. Given its characters of assets, we think Terreno Realty could be the beneficiary of ongoing e-commerce growth as well as of a reconfiguring supply chain. We are also optimistic about its management’s ability to drive shareholder returns.

We established a Fund position in Flex, a manufacturing services company. The company delivers technology innovation, supply chain and manufacturing solutions to diverse industries and end-markets. We are optimistic about the company and believe it can expand its margins and drive earnings per share growth over time as it executes on its strategy to grow exposure to end-markets with longer product lifecycles.

Conversely, in addition to those sales mentioned earlier, we eliminated the Fund’s position in water solutions company Zurn Elkay Water Solutions during the Reporting Period. We initially established the Fund position in the company’s shares in November 2021. However, in July 2022, the company merged with Elkay Manufacturing to create one of the largest water management solutions companies. As our investment thesis changed, we sold the position and reinvested the proceeds into other, higher conviction ideas in the Fund’s portfolio.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective May 5, 2022, Sean A Butkus no longer served as a portfolio manager for the Fund. Sean continues to focus primarily on his sector research responsibilities, which currently include consumer and communication services, and he continues to share responsibilities for industrials with Robert Crystal, a portfolio manager of the Fund. Indeed,

29

PORTFOLIO RESULTS

Robert Crystal and Sally Pope Davis continue serving as portfolio managers for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps to ensure continuity in the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s allocation compared to the Russell Index in consumer staples increased, and its allocations compared to the Russell Index in health care and consumer discretionary decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2022?

A	At the end of August 2022, the Fund had an overweight position compared to the Russell Index in consumer staples, had an underweight position compared to the Russell Index in health care, and was rather neutrally weighted in the remaining nine sectors of the Russell Index.

30

FUND BASICS

Small/Mid Cap Value Fund

as of August 31, 2022

TOP 10 HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business	Country

KBR, Inc.	1.5%	Professional Services	United States
AECOM	1.4	Construction & Engineering	United States
National Instruments Corp.	1.4	Electronic Equipment, Instruments & Components	United States
CubeSmart REIT	1.3	Equity Real Estate Investment Trusts (REITs)	United States
Regency Centers Corp. REIT	1.2	Equity Real Estate Investment Trusts (REITs)	United States
Terreno Realty Corp. REIT	1.2	Equity Real Estate Investment Trusts (REITs)	United States
Camden Property Trust REIT	1.1	Equity Real Estate Investment Trusts (REITs)	United States
Globe Life, Inc.	1.1	Insurance	United States
IDACORP, Inc.	1.1	Electric Utilities	United States
Hubbell, Inc.	1.1	Electrical Equipment	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of August 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.2% of the Fund’s net assets as of August 31, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

31

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $1,000,000 investment made on January 31, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small/Mid Cap Value Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from January 31, 2014 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Since Inception
Class A (Commenced January 31, 2014)
Excluding sales charges	-8.91%	7.45%	7.25%
Including sales charges	-13.90%	6.24%	6.55%

Class C (Commenced January 31, 2014)
Excluding contingent deferred sales charges	-9.56%	6.65%	6.47%
Including contingent deferred sales charges	-10.46%	6.65%	6.47%

Institutional (Commenced January 31, 2014)	-8.56%	7.86%	7.69%

Investor (Commenced January 31, 2014)	-8.68%	7.72%	7.52%

Class R6 (Commenced July 31, 2015)	-8.56%	7.86%	7.46%

Class R (Commenced January 31, 2014)	-9.07%	7.18%	7.00%

Class P (Commenced April 17, 2018)	-8.51%	N/A	6.50%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

32

GOLDMAN SACHS EQUITY INCOME FUND

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 97.7%
Aerospace & Defense – 1.6%
27,935	L3Harris Technologies, Inc.	$6,374,488

Banks – 8.6%
251,241	Bank of America Corp.	8,444,210
109,692	JPMorgan Chase & Co.	12,475,271
44,407	M&T Bank Corp.	8,072,304
129,922	Truist Financial Corp.	6,085,547

		35,077,332

Beverages – 1.8%
92,540	Coca-Cola Co. (The)	5,710,644
33,243	Coca-Cola Europacific Partners PLC (United Kingdom)	1,634,558

		7,345,202

Biotechnology – 2.4%
15,554	Amgen, Inc.	3,737,626
92,530	Gilead Sciences, Inc.	5,872,879

		9,610,505

Capital Markets – 4.0%
8,060	BlackRock, Inc.	5,371,104
50,531	Morgan Stanley	4,306,252
70,272	Nasdaq, Inc.	4,183,292
24,552	Singapore Exchange Ltd. ADR (Singapore)	2,500,621

		16,361,269

Chemicals – 2.5%
16,626	Air Products and Chemicals, Inc.	4,197,234
21,448	Linde PLC (United Kingdom)	6,066,781

		10,264,015

Commercial Services & Supplies – 1.9%
53,533	Republic Services, Inc.	7,640,230

Communications Equipment – 2.3%
166,716	Cisco Systems, Inc.	7,455,540
72,344	Juniper Networks, Inc.	2,056,016

		9,511,556

Construction & Engineering – 0.5%
91,133	Vinci SA ADR (France)	2,098,793

Consumer Finance – 1.1%
27,995	American Express Co.	4,255,240

Containers & Packaging – 0.6%
60,078	International Paper Co.	2,500,446

Diversified Telecommunication Services – 1.9%
441,106	AT&T, Inc.	7,736,999

Electric Utilities – 3.2%
111,070	NextEra Energy, Inc.	9,447,614
49,708	Xcel Energy, Inc.	3,690,819

		13,138,433

Common Stocks – (continued)
Electrical Equipment – 1.8%
54,513	Eaton Corp. PLC	7,448,656

Electronic Equipment, Instruments & Components – 0.9%
30,158	TE Connectivity Ltd. (Switzerland)	3,806,241

Entertainment – 0.6%
19,901	Electronic Arts, Inc.	2,524,840

Equity Real Estate Investment Trusts (REITs) – 5.5%
22,902	Alexandria Real Estate Equities, Inc. REIT	3,513,167
17,650	American Tower Corp. REIT	4,483,983
25,440	AvalonBay Communities, Inc. REIT	5,111,150
91,117	Healthpeak Properties, Inc. REIT	2,391,821
104,502	Hudson Pacific Properties, Inc. REIT	1,380,471
30,803	Regency Centers Corp. REIT	1,874,055
70,661	Ventas, Inc. REIT	3,381,835

		22,136,482

Food & Staples Retailing – 1.5%
44,408	Walmart, Inc.	5,886,280

Food Products – 2.1%
35,590	Archer-Daniels-Midland Co.	3,128,005
69,255	General Mills, Inc.	5,318,784

		8,446,789

Health Care Equipment & Supplies – 3.5%
37,175	Abbott Laboratories	3,816,014
83,875	Medtronic PLC	7,374,290
30,039	Zimmer Biomet Holdings, Inc.	3,193,746

		14,384,050

Health Care Providers & Services – 3.0%
81,676	CVS Health Corp.	8,016,500
7,900	UnitedHealth Group, Inc.	4,102,707

		12,119,207

Hotels, Restaurants & Leisure – 3.1%
26,272	McDonald’s Corp.	6,627,900
23,551	Starbucks Corp.	1,979,932
34,865	Yum! Brands, Inc.	3,878,383

		12,486,215

Household Products – 1.6%
17,806	Clorox Co. (The)	2,570,118
28,189	Procter & Gamble Co. (The)	3,888,391

		6,458,509

Industrial Conglomerates – 1.1%
22,617	Honeywell International, Inc.	4,282,529

Insurance – 4.0%
31,817	Chubb Ltd.	6,015,004
29,751	Marsh & McLennan Cos., Inc.	4,800,919
81,518	MetLife, Inc.	5,244,053

		16,059,976

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS EQUITY INCOME FUND

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
IT Services – 3.6%
13,977	Accenture PLC, Class A	$4,031,805
30,410	Cognizant Technology Solutions Corp., Class A	1,921,000
39,565	Fidelity National Information Services, Inc.	3,615,054
40,795	International Business Machines Corp.	5,240,118

		14,807,977

Machinery – 3.2%
16,455	Caterpillar, Inc.	3,039,403
21,432	Cummins, Inc.	4,615,810
28,051	Illinois Tool Works, Inc.	5,465,176

		13,120,389

Media – 1.6%
100,954	Comcast Corp., Class A	3,653,526
87,680	New York Times Co. (The), Class A	2,673,363

		6,326,889

Metals & Mining – 1.1%
81,143	Rio Tinto PLC ADR (Australia)(a)	4,567,540

Multiline Retail – 0.9%
23,198	Target Corp.	3,719,567

Multi-Utilities – 3.4%
58,852	Ameren Corp.	5,450,872
69,184	CMS Energy Corp.	4,672,687
58,056	National Grid PLC ADR (United Kingdom)	3,668,559

		13,792,118

Oil, Gas & Consumable Fuels – 8.0%
79,315	ConocoPhillips	8,681,027
103,918	Devon Energy Corp.	7,338,689
87,465	Exxon Mobil Corp.	8,360,779
22,395	Pioneer Natural Resources Co.	5,670,862
48,632	Shell PLC ADR (Netherlands)	2,576,524

		32,627,881

Pharmaceuticals – 7.3%
147,249	Bristol-Myers Squibb Co.	9,926,055
25,645	Eli Lilly & Co.	7,725,044
73,621	Johnson & Johnson	11,878,012

		29,529,111

Road & Rail – 1.1%
17,810	Norfolk Southern Corp.	4,330,145

Semiconductors & Semiconductor Equipment – 2.9%
13,597	KLA Corp.	4,679,136
73,290	Marvell Technology, Inc.	3,431,438
22,492	Texas Instruments, Inc.	3,715,903

		11,826,477

Software – 0.8%
12,613	Microsoft Corp.	3,297,921

Common Stocks – (continued)
Specialty Retail – 1.2%
12,234	Advance Auto Parts, Inc.	2,063,142
34,690	Ross Stores, Inc.	2,992,706

		5,055,848

Technology Hardware, Storage & Peripherals – 0.5%
25,372	NetApp, Inc.	1,830,082

Water Utilities – 1.0%
26,360	American Water Works Co., Inc.	3,913,142

TOTAL COMMON STOCKS
(Cost $335,385,362)		$396,699,369

Shares	Dividend Rate	Value

Investment Company – 2.2%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
8,778,605	2.154%	$8,778,605
(Cost $8,778,605)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $344,163,967)		$405,477,974

Securities Lending Reinvestment Vehicle – 0.6%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,353,075	2.154%	$2,353,075
(Cost $2,353,075)

TOTAL INVESTMENTS – 100.5%
(Cost $346,517,042)		$407,831,049

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(1,883,968)

NET ASSETS – 100.0%		$405,947,081

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 97.3%
Aerospace & Defense – 2.5%
4,685	L3Harris Technologies, Inc.	$1,069,070

Automobiles – 2.9%
32,084	General Motors Co.	1,225,930

Banks – 7.6%
46,853	Bank of America Corp.	1,574,729
14,750	JPMorgan Chase & Co.	1,677,518

		3,252,247

Beverages – 1.9%
13,549	Coca-Cola Co. (The)	836,109

Biotechnology – 2.5%
11,722	Gilead Sciences, Inc.	743,995
3,139	Neurocrine Biosciences, Inc.*	328,434

		1,072,429

Capital Markets – 5.2%
1,726	BlackRock, Inc.	1,150,189
15,305	Charles Schwab Corp. (The)	1,085,890

		2,236,079

Construction Materials – 2.5%
3,125	Martin Marietta Materials, Inc.	1,086,594

Containers & Packaging – 2.1%
16,060	Ball Corp.	896,309

Diversified Telecommunication Services – 3.1%
75,468	AT&T, Inc.	1,323,709

Electric Utilities – 3.5%
17,665	NextEra Energy, Inc.	1,502,585

Equity Real Estate Investment Trusts (REITs) – 1.9%
5,205	Alexandria Real Estate Equities, Inc. REIT	798,447

Food & Staples Retailing – 5.1%
16,647	Walmart, Inc.	2,206,560

Food Products – 2.4%
11,633	Archer-Daniels-Midland Co.	1,022,424

Health Care Equipment & Supplies – 5.7%
32,468	Boston Scientific Corp.*	1,308,785
10,689	Zimmer Biomet Holdings, Inc.	1,136,454

		2,445,239

Health Care Providers & Services – 5.0%
4,504	Humana, Inc.	2,169,937

Industrial Conglomerates – 3.5%
20,469	General Electric Co.	1,503,243

Insurance – 5.0%
11,397	Chubb Ltd.	2,154,603

Interactive Media & Services – 2.5%
6,712	Meta Platforms, Inc., Class A*	1,093,586

Common Stocks – (continued)
Machinery – 2.2%
5,160	Caterpillar, Inc.	953,104

Multi-Utilities – 3.4%
15,664	Ameren Corp.	1,450,800

Oil, Gas & Consumable Fuels – 7.6%
13,318	ConocoPhillips	1,457,655
25,748	Devon Energy Corp.	1,818,324

		3,275,979

Pharmaceuticals – 5.4%
34,740	Bristol-Myers Squibb Co.	2,341,823

Road & Rail – 2.7%
4,704	Norfolk Southern Corp.	1,143,683

Semiconductors & Semiconductor Equipment – 3.5%
4,347	KLA Corp.	1,495,933

Software – 4.6%
2,475	Adobe, Inc.*	924,264
6,627	Salesforce, Inc.*	1,034,607

		1,958,871

Specialty Retail – 3.0%
15,114	Ross Stores, Inc.	1,303,885

TOTAL COMMON STOCKS
(Cost $43,018,978)		$41,819,178

Shares	Dividend Rate	Value

Investment Company – 2.1%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
922,973	2.154%	$922,973
(Cost $922,973)

TOTAL INVESTMENTS – 99.4%
(Cost $43,941,951)		$42,742,151

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		236,382

NET ASSETS – 100.0%		$42,978,533

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 98.8%
Aerospace & Defense – 1.6%
32,003	L3Harris Technologies, Inc.	$7,302,765

Airlines – 0.6%
82,252	United Airlines Holdings, Inc.*	2,879,642

Automobiles – 1.5%
175,774	General Motors Co.	6,716,325

Banks – 6.5%
324,276	Bank of America Corp.	10,898,916
108,983	JPMorgan Chase & Co.	12,394,637
15,936	M&T Bank Corp.	2,896,846
61,669	Truist Financial Corp.	2,888,576

		29,078,975

Beverages – 1.9%
69,968	Coca-Cola Co. (The)	4,317,725
17,619	Constellation Brands, Inc., Class A	4,335,155

		8,652,880

Biotechnology – 2.1%
4,730	Argenx SE ADR (Netherlands)*	1,787,325
5,583	Biogen, Inc.*	1,090,807
71,975	Gilead Sciences, Inc.	4,568,253
18,228	Neurocrine Biosciences, Inc.*	1,907,196

		9,353,581

Capital Markets – 5.8%
9,971	BlackRock, Inc.	6,644,575
90,846	Charles Schwab Corp. (The)	6,445,524
96,866	Morgan Stanley	8,254,920
81,423	Nasdaq, Inc.	4,847,111

		26,192,130

Chemicals – 2.6%
46,811	Ashland, Inc.	4,763,488
23,969	Linde PLC (United Kingdom)	6,779,871

		11,543,359

Commercial Services & Supplies – 0.7%
23,987	Waste Connections, Inc.	3,338,511

Communications Equipment – 1.4%
144,658	Cisco Systems, Inc.	6,469,106

Construction Materials – 1.3%
17,159	Martin Marietta Materials, Inc.	5,966,356

Containers & Packaging – 0.9%
70,271	Ball Corp.	3,921,824

Diversified Financial Services – 1.1%
17,805	Berkshire Hathaway, Inc., Class B*	4,999,644

Diversified Telecommunication Services – 1.8%
449,553	AT&T, Inc.	7,885,160

Electric Utilities – 3.3%
113,770	NextEra Energy, Inc.	9,677,276

Common Stocks – (continued)
Electric Utilities – (continued)
70,014	Xcel Energy, Inc.	5,198,540

		14,875,816

Electrical Equipment – 1.2%
40,381	Eaton Corp. PLC	5,517,660

Electronic Equipment, Instruments & Components – 0.6%
16,203	Keysight Technologies, Inc.*	2,655,510

Entertainment – 0.7%
26,204	Electronic Arts, Inc.	3,324,501

Equity Real Estate Investment Trusts (REITs) – 3.6%
21,536	Alexandria Real Estate Equities, Inc. REIT	3,303,622
16,628	American Tower Corp. REIT	4,224,343
19,813	AvalonBay Communities, Inc. REIT	3,980,630
30,529	Boston Properties, Inc. REIT	2,424,919
6,423	Public Storage REIT	2,124,921

		16,058,435

Food & Staples Retailing – 2.1%
69,795	Walmart, Inc.	9,251,327

Food Products – 2.0%
58,294	Archer-Daniels-Midland Co.	5,123,460
52,298	General Mills, Inc.	4,016,486

		9,139,946

Gas Utilities – 0.6%
24,751	Atmos Energy Corp.	2,806,268

Health Care Equipment & Supplies – 5.0%
152,682	Boston Scientific Corp.*	6,154,611
10,494	Cooper Cos., Inc. (The)	3,016,395
31,218	Edwards Lifesciences Corp.*	2,812,742
58,454	Medtronic PLC	5,139,276
51,808	Zimmer Biomet Holdings, Inc.	5,508,227

		22,631,251

Health Care Providers & Services – 4.1%
53,379	Centene Corp.*	4,790,232
58,127	CVS Health Corp.	5,705,165
16,744	Humana, Inc.	8,066,924

		18,562,321

Hotels, Restaurants & Leisure – 1.5%
26,915	McDonald’s Corp.	6,790,116

Household Products – 2.1%
59,900	Colgate-Palmolive Co.	4,684,779
33,205	Procter & Gamble Co. (The)	4,580,298

		9,265,077

Industrial Conglomerates – 1.5%
89,536	General Electric Co.	6,575,524

Insurance – 4.7%
28,718	Chubb Ltd.	5,429,138

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)
39,865	Globe Life, Inc.	$3,874,479
94,835	MetLife, Inc.	6,100,736
48,140	Progressive Corp. (The)	5,904,371

		21,308,724

Interactive Media & Services – 3.3%
30,076	Alphabet, Inc., Class A*	3,254,825
71,058	Meta Platforms, Inc., Class A*	11,577,480

		14,832,305

IT Services – 3.5%
53,073	Fidelity National Information Services, Inc.	4,849,280
52,747	International Business Machines Corp.	6,775,352
43,647	PayPal Holdings, Inc.*	4,078,376

		15,703,008

Machinery – 2.5%
27,112	Caterpillar, Inc.	5,007,857
20,016	Illinois Tool Works, Inc.	3,899,717
28,366	Stanley Black & Decker, Inc.	2,499,045

		11,406,619

Media – 0.7%
105,580	New York Times Co. (The), Class A	3,219,134

Metals & Mining – 0.4%
66,459	Freeport-McMoRan, Inc.	1,967,186

Multiline Retail – 1.1%
29,325	Target Corp.	4,701,970

Multi-Utilities – 2.0%
65,520	Ameren Corp.	6,068,463
41,534	CMS Energy Corp.	2,805,206

		8,873,669

Oil, Gas & Consumable Fuels – 8.1%
30,947	Chesapeake Energy Corp.	3,109,864
94,150	ConocoPhillips	10,304,717
113,780	Devon Energy Corp.	8,035,143
103,752	Exxon Mobil Corp.	9,917,654
41,470	Hess Corp.	5,008,747

		36,376,125

Pharmaceuticals – 6.4%
57,100	AstraZeneca PLC ADR (United Kingdom)	3,561,898
142,093	Bristol-Myers Squibb Co.	9,578,489
96,167	Johnson & Johnson	15,515,584

		28,655,971

Road & Rail – 2.3%
28,094	Norfolk Southern Corp.	6,830,494
13,010	Old Dominion Freight Line, Inc.	3,531,044

		10,361,538

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 1.9%
10,100	KLA Corp.	3,475,713
37,144	ON Semiconductor Corp.*	2,554,393
22,016	Wolfspeed, Inc.*	2,498,155

		8,528,261

Software – 2.3%
10,403	Adobe, Inc.*	3,884,896
41,963	Salesforce, Inc.*	6,551,264

		10,436,160

Specialty Retail – 1.5%
80,448	Ross Stores, Inc.	6,940,249

TOTAL COMMON STOCKS
(Cost $397,026,205)		$445,064,929

Shares	Dividend Rate	Value

Investment Company – 0.9%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,276,030	2.154%	$4,276,030
(Cost $4,276,030)

TOTAL INVESTMENTS – 99.7%
(Cost $401,302,235)		$449,340,959

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		963,967

NET ASSETS – 100.0%		$450,304,926

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 98.0%
Aerospace & Defense – 2.9%
48,238	L3Harris Technologies, Inc.	$11,007,429
12,813	TransDigm Group, Inc.	7,692,797
158,715	Woodward, Inc.	14,771,605

		33,471,831

Airlines – 0.4%
141,133	United Airlines Holdings, Inc.*	4,941,066

Auto Components – 1.1%
134,339	Aptiv PLC*	12,551,293

Banks – 5.5%
147,553	Citizens Financial Group, Inc.	5,412,244
263,300	East West Bancorp, Inc.	19,002,361
60,621	First Republic Bank	9,204,086
112,297	M&T Bank Corp.	20,413,349
112,363	Pinnacle Financial Partners, Inc.	9,068,818

		63,100,858

Beverages – 1.1%
264,983	Coca-Cola Europacific Partners PLC (United Kingdom)	13,029,214

Biotechnology – 1.2%
13,012	Argenx SE ADR (Netherlands)*	4,916,844
29,316	Biogen, Inc.*	5,727,760
34,255	Neurocrine Biosciences, Inc.*	3,584,101

		14,228,705

Building Products – 1.6%
86,598	Allegion PLC	8,235,470
63,500	Trane Technologies PLC	9,783,445

		18,018,915

Capital Markets – 3.6%
183,298	Carlyle Group, Inc. (The)	5,962,684
14,530	MSCI, Inc.	6,527,457
240,858	Nasdaq, Inc.	14,338,277
143,196	Raymond James Financial, Inc.	14,945,366

		41,773,784

Chemicals – 3.1%
151,244	Ashland, Inc.	15,390,589
182,892	Corteva, Inc.	11,235,056
74,197	PPG Industries, Inc.	9,421,535

		36,047,180

Communications Equipment – 3.5%
208,815	Juniper Networks, Inc.	5,934,522
85,807	Motorola Solutions, Inc.	20,886,282
915,575	Viavi Solutions, Inc.*	12,891,296

		39,712,100

Construction Materials – 1.2%
39,142	Martin Marietta Materials, Inc.	13,610,065

Containers & Packaging – 1.8%
380,587	Ball Corp.	21,240,561

Common Stocks – (continued)
Diversified Financial Services – 0.5%
97,743	Apollo Global Management, Inc.	5,432,556

Electric Utilities – 1.7%
263,769	Xcel Energy, Inc.	19,584,848

Electrical Equipment – 2.1%
123,162	AMETEK, Inc.	14,799,146
38,602	Rockwell Automation, Inc.	9,146,358

		23,945,504

Electronic Equipment, Instruments & Components – 1.8%
68,997	Keysight Technologies, Inc.*	11,307,918
409,431	Vontier Corp.	8,974,728

		20,282,646

Energy Equipment & Services – 0.5%
219,608	Baker Hughes Co.	5,547,298

Entertainment – 2.5%
95,837	Electronic Arts, Inc.	12,158,840
96,728	Live Nation Entertainment, Inc.*	8,740,342
570,843	Warner Bros Discovery, Inc.*	7,557,962

		28,457,144

Equity Real Estate Investment Trusts (REITs) – 10.4%
139,958	Alexandria Real Estate Equities, Inc. REIT	21,469,557
255,729	Americold Realty Trust, Inc. REIT	7,523,547
92,441	AvalonBay Communities, Inc. REIT	18,572,321
119,719	CubeSmart REIT	5,513,060
92,289	Duke Realty Corp. REIT	5,431,208
126,425	Equity LifeStyle Properties, Inc. REIT	8,862,393
38,184	Essex Property Trust, Inc. REIT	10,121,051
308,150	Healthpeak Properties, Inc. REIT	8,088,938
227,291	Invitation Homes, Inc. REIT	8,246,118
129,292	Regency Centers Corp. REIT	7,866,125
202,404	Ventas, Inc. REIT	9,687,055
253,303	VICI Properties, Inc. REIT	8,356,466

		119,737,839

Food & Staples Retailing – 0.9%
196,179	Performance Food Group Co.*	9,805,026

Food Products – 1.6%
158,007	McCormick & Co., Inc.	13,283,648
328,801	Utz Brands, Inc.	5,477,825

		18,761,473

Health Care Equipment & Supplies – 2.8%
54,774	Cooper Cos., Inc. (The)	15,744,239
158,831	Zimmer Biomet Holdings, Inc.	16,886,912

		32,631,151

Health Care Providers & Services – 2.4%
79,883	AmerisourceBergen Corp.	11,707,652
111,647	Centene Corp.*	10,019,202
47,422	Quest Diagnostics, Inc.	5,942,451

		27,669,305

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure – 2.0%
21,357	Domino’s Pizza, Inc.	$7,941,814
78,545	Expedia Group, Inc.*	8,062,644
64,107	Yum! Brands, Inc.	7,131,263

		23,135,721

Household Durables – 1.2%
173,210	Lennar Corp., Class A	13,415,115

Independent Power and Renewable Electricity Producers – 2.2%
597,978	AES Corp. (The)	15,218,540
120,813	NextEra Energy Partners LP	9,917,539

		25,136,079

Insurance – 6.9%
101,462	Allstate Corp. (The)	12,226,171
48,208	American Financial Group, Inc.	6,155,197
220,924	Arch Capital Group Ltd.*	10,100,645
66,389	Arthur J Gallagher & Co.	12,054,251
144,073	Globe Life, Inc.	14,002,455
3,544	Markel Corp.*	4,231,926
188,683	Principal Financial Group, Inc.	14,105,941
165,799	Unum Group	6,275,492

		79,152,078

Interactive Media & Services – 0.7%
719,533	Snap, Inc., Class A*	7,828,519

Internet & Direct Marketing Retail – 0.7%
72,971	Etsy, Inc.*	7,706,467

IT Services – 1.1%
104,710	Global Payments, Inc.	13,008,123

Machinery – 6.1%
40,763	Chart Industries, Inc.*	7,902,315
94,824	Cummins, Inc.	20,422,245
223,321	Fortive Corp.	14,142,919
217,974	ITT, Inc.	15,809,654
136,659	Stanley Black & Decker, Inc.	12,039,658

		70,316,791

Metals & Mining – 1.9%
217,082	ATI, Inc. *	6,497,265
195,310	Steel Dynamics, Inc.	15,765,423

		22,262,688

Multi-Utilities – 5.0%
246,025	Ameren Corp.	22,786,836
198,541	CMS Energy Corp.	13,409,459
139,121	Public Service Enterprise Group, Inc.	8,953,828
115,057	WEC Energy Group, Inc.	11,866,979

		57,017,102

Oil, Gas & Consumable Fuels – 4.6%
82,273	Cheniere Energy, Inc.	13,178,489
105,584	Chesapeake Energy Corp.	10,610,136
154,466	Devon Energy Corp.	10,908,389
53,321	Diamondback Energy, Inc.	7,106,623

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
440,514	Marathon Oil Corp.	11,272,753

		53,076,390

Pharmaceuticals – 0.9%
118,454	Catalent, Inc.*	10,423,952

Road & Rail – 1.7%
138,901	Knight-Swift Transportation Holdings, Inc.	7,015,890
25,854	Old Dominion Freight Line, Inc.	7,017,034
24,193	Saia, Inc.*	5,003,838

		19,036,762

Semiconductors & Semiconductor Equipment – 1.8%
103,811	MKS Instruments, Inc.	10,340,614
156,297	ON Semiconductor Corp.*	10,748,544

		21,089,158

Software – 1.4%
54,180	Bill.com Holdings, Inc.*	8,770,659
196,873	Dynatrace, Inc.*	7,516,611

		16,287,270

Specialty Retail – 3.2%
142,660	Academy Sports & Outdoors, Inc.	6,145,793
91,574	Burlington Stores, Inc.*	12,837,759
185,902	National Vision Holdings, Inc.*	6,177,523
8,347	O’Reilly Automotive, Inc.*	5,818,861
23,819	RH*	6,095,520

		37,075,456

Textiles, Apparel & Luxury Goods – 1.2%
143,466	Capri Holdings Ltd.*	6,768,726
20,599	Deckers Outdoor Corp.*	6,624,020

		13,392,746

Trading Companies & Distributors – 0.5%
114,335	Fastenal Co.	5,754,481

Water Utilities – 0.7%
51,618	American Water Works Co., Inc.	7,662,692

TOTAL COMMON STOCKS
(Cost $1,005,276,677)		$1,126,357,952

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2022

Shares	Dividend Rate	Value

Investment Company – 1.9%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
22,288,207	2.154%	$22,288,207
(Cost $22,288,207)

TOTAL INVESTMENTS – 99.9%
(Cost $1,027,564,884)		$1,148,646,159

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		125,180

NET ASSETS – 100.0%		$1,148,771,339

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 99.1%
Aerospace & Defense – 1.7%
347,218	AAR Corp.*	$14,888,708
389,187	Aerojet Rocketdyne Holdings, Inc.*	16,762,284
268,368	Ducommun, Inc.*	11,808,192
539,481	Maxar Technologies, Inc.	12,855,832

		56,315,016

Airlines – 0.4%
523,079	Spirit Airlines, Inc.*	11,863,432

Auto Components – 0.9%
528,389	Adient PLC*	17,542,515
1,125,464	American Axle & Manufacturing Holdings, Inc.*	11,648,552

		29,191,067

Banks – 19.2%
206,830	Amalgamated Financial Corp.	4,653,675
479,000	Ameris Bancorp	22,359,720
1,060,162	Associated Banc-Corp.	21,245,647
636,104	Atlantic Union Bankshares Corp.	20,641,575
440,773	Banner Corp.	26,781,368
259,593	Berkshire Hills Bancorp, Inc.	7,323,119
948,450	Brookline Bancorp, Inc.	11,827,172
479,402	Cadence Bank	12,215,163
257,256	Community Bank System, Inc.	16,819,397
653,218	ConnectOne Bancorp, Inc.	16,350,047
927,584	CVB Financial Corp.	24,339,804
1,306,591	Eastern Bankshares, Inc.	25,347,865
435,123	FB Financial Corp.	17,239,573
331,844	First Financial Bankshares, Inc.	14,106,688
548,922	First Merchants Corp.	21,858,074
303,687	German American Bancorp, Inc.	11,406,484
339,011	Glacier Bancorp, Inc.	17,181,078
747,131	Hancock Whitney Corp.	36,034,128
461,844	Heritage Financial Corp.	12,003,326
838,776	Home BancShares, Inc.	19,736,399
330,666	Independent Bank Corp.	25,868,001
217,793	Independent Bank Group, Inc.	14,670,536
310,877	Lakeland Financial Corp.	23,421,473
153,916	NBT Bancorp, Inc.	5,968,862
861,379	OceanFirst Financial Corp.	16,745,208
249,266	Origin Bancorp, Inc.	10,182,516
792,971	Pacific Premier Bancorp, Inc.	25,977,730
386,125	PacWest Bancorp	10,166,671
217,848	Pinnacle Financial Partners, Inc.	17,582,512
621,199	Renasant Corp.	20,710,775
345,351	SouthState Corp.	26,951,192
518,075	Towne Bank	14,759,957
387,481	TriCo Bancshares	18,285,228
921,376	United Community Banks, Inc.	30,893,737
915,785	Washington Federal, Inc.	29,314,278

		650,968,978

Beverages – 0.7%
1,850,552	Primo Water Corp.	24,316,253

Common Stocks – (continued)
Biotechnology – 4.8%
156,991	2seventy bio, Inc.*	2,312,478
470,456	Agios Pharmaceuticals, Inc.*	11,996,628
310,938	Alkermes PLC*	7,359,903
620,707	Allogene Therapeutics, Inc.*	8,509,893
162,458	Apellis Pharmaceuticals, Inc.*	9,830,334
222,335	Arcus Biosciences, Inc.*	5,353,827
85,523	Avidity Biosciences, Inc.*	1,677,961
140,195	Beam Therapeutics, Inc.*	7,654,647
99,870	Cytokinetics, Inc.*	5,289,115
1,051,609	EQRx, Inc.*	5,142,368
97,188	Intellia Therapeutics, Inc.*	5,837,111
727,103	Iovance Biotherapeutics, Inc.*	7,794,544
406,848	Kura Oncology, Inc.*	5,638,913
797,906	Mersana Therapeutics, Inc.*	5,984,295
542,535	Myriad Genetics, Inc.*	12,120,232
256,153	REGENXBIO, Inc.*	7,556,514
425,557	Relay Therapeutics, Inc.*	9,775,044
371,739	REVOLUTION Medicines, Inc.*	7,743,323
363,205	Sage Therapeutics, Inc.*	13,678,300
93,228	Ultragenyx Pharmaceutical, Inc.*	4,446,043
398,607	Veracyte, Inc.*	8,131,583
261,011	Xencor, Inc.*	6,888,080
96,764	Zentalis Pharmaceuticals, Inc.*	2,594,243

		163,315,379

Building Products – 0.7%
1,080,221	Resideo Technologies, Inc.*	22,490,201

Capital Markets – 1.0%
595,059	P10, Inc., Class A	7,426,336
74,820	Piper Sandler Cos.	8,572,128
122,804	PJT Partners, Inc., Class A	8,500,493
142,520	Stifel Financial Corp.	8,452,861

		32,951,818

Chemicals – 2.1%
103,569	Ashland, Inc.	10,539,181
798,011	Avient Corp.	34,976,822
306,313	HB Fuller Co.	19,867,461
356,555	Tronox Holdings PLC, Class A	5,216,400

		70,599,864

Commercial Services & Supplies – 1.7%
771,006	ABM Industries, Inc.	35,774,678
577,894	Deluxe Corp.	11,118,681
63,026	UniFirst Corp.	11,361,067

		58,254,426

Communications Equipment – 0.3%
830,223	Viavi Solutions, Inc.*	11,689,540

Construction & Engineering – 1.9%
420,721	Arcosa, Inc.	24,591,142
77,249	Dycom Industries, Inc.*	8,661,158
231,013	MasTec, Inc.*	18,596,547

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Construction & Engineering – (continued)
592,961	Primoris Services Corp.	$12,019,319

		63,868,166

Construction Materials – 0.5%
653,470	Summit Materials, Inc., Class A*	18,571,617

Consumer Finance – 0.5%
157,491	FirstCash Holdings, Inc.	12,277,998
360,882	LendingClub Corp.*	4,716,728

		16,994,726

Diversified Consumer Services – 0.6%
499,171	Adtalem Global Education, Inc.*	18,813,755

Diversified Financial Services – 0.1%
122,517	Alerus Financial Corp.	2,911,004

Diversified Telecommunication Services – 0.4%
321,067	Iridium Communications, Inc.*	14,252,164

Electric Utilities – 2.4%
451,283	ALLETE, Inc.	26,706,928
251,898	IDACORP, Inc.	27,517,338
360,299	MGE Energy, Inc.	27,750,229

		81,974,495

Electronic Equipment, Instruments & Components – 2.5%
278,515	CTS Corp.	11,786,755
391,345	FARO Technologies, Inc.*	13,129,625
297,579	Itron, Inc.*	14,158,809
806,458	Knowles Corp.*	12,217,839
357,164	Sanmina Corp.*	17,329,597
929,668	TTM Technologies, Inc.*	14,623,677

		83,246,302

Energy Equipment & Services – 1.5%
591,792	Helmerich & Payne, Inc.	25,299,108
1,232,006	NexTier Oilfield Solutions, Inc.*	11,543,896
914,856	Patterson-UTI Energy, Inc.	13,631,355

		50,474,359

Equity Real Estate Investment Trusts (REITs) – 9.2%
1,723,717	Acadia Realty Trust REIT	27,458,812
366,110	Agree Realty Corp. REIT	27,575,405
1,030,089	Healthcare Realty Trust, Inc. REIT	25,051,765
1,605,573	Hudson Pacific Properties, Inc. REIT	21,209,619
1,429,161	Pebblebrook Hotel Trust REIT	25,181,817
2,227,229	Physicians Realty Trust REIT	37,105,635
2,693,825	RLJ Lodging Trust REIT	32,487,530
372,370	Ryman Hospitality Properties, Inc. REIT*	30,616,261
1,666,701	SITE Centers Corp. REIT	21,600,445
929,158	STAG Industrial, Inc. REIT	28,618,066
549,333	Terreno Realty Corp. REIT	33,503,820

		310,409,175

Common Stocks – (continued)
Food & Staples Retailing – 1.0%
92,792	BJ’s Wholesale Club Holdings, Inc.*	6,912,076
293,402	SpartanNash Co.	8,928,223
421,102	United Natural Foods, Inc.*	18,562,176

		34,402,475

Food Products – 1.6%
1,361,592	Hostess Brands, Inc.*	31,561,703
277,890	Simply Good Foods Co. (The)*	8,489,540
307,598	Sovos Brands, Inc.*	4,697,021
609,737	Utz Brands, Inc.	10,158,218

		54,906,482

Gas Utilities – 1.6%
146,259	Chesapeake Utilities Corp.	18,472,512
365,473	ONE Gas, Inc.	28,605,572
111,630	Southwest Gas Holdings, Inc.	8,690,395

		55,768,479

Health Care Equipment & Supplies – 2.1%
617,230	Avanos Medical, Inc.*	15,202,375
133,738	CONMED Corp.	11,845,175
345,630	Enovis Corp.*	17,506,159
237,740	LivaNova PLC*	13,372,875
340,704	NuVasive, Inc.*	14,483,327

		72,409,911

Health Care Providers & Services – 1.0%
177,164	Acadia Healthcare Co., Inc.*	14,515,047
599,612	Owens & Minor, Inc.	17,694,550

		32,209,597

Health Care Technology – 0.9%
1,145,305	Allscripts Healthcare Solutions, Inc.*	19,470,185
779,707	Health Catalyst, Inc.*	9,356,484

		28,826,669

Hotels, Restaurants & Leisure – 2.4%
238,343	Boyd Gaming Corp.	12,973,009
904,670	International Game Technology PLC	16,229,780
578,660	Krispy Kreme, Inc.(a)	6,799,255
244,210	Red Rock Resorts, Inc., Class A	9,333,706
298,998	SeaWorld Entertainment, Inc.*	15,024,650
370,086	Travel + Leisure Co.	15,691,646
266,261	Wendy’s Co. (The)	5,106,886

		81,158,932

Household Durables – 1.3%
248,077	Century Communities, Inc.	11,582,715
106,766	Installed Building Products, Inc.	9,668,729
302,156	Meritage Homes Corp.*	23,673,923

		44,925,367

Independent Power and Renewable Electricity Producers – 0.5%
221,259	NextEra Energy Partners LP	18,163,151

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Insurance – 2.5%
163,566	AMERISAFE, Inc.	$7,821,726
405,456	CNO Financial Group, Inc.	7,464,445
84,821	Enstar Group Ltd.*	16,052,374
97,977	Hanover Insurance Group, Inc. (The)	12,677,244
78,798	RLI Corp.	8,648,869
394,074	Selective Insurance Group, Inc.	31,297,357

		83,962,015

Interactive Media & Services – 0.3%
471,804	Bumble, Inc., Class A*	11,818,690

IT Services – 0.4%
369,993	Fastly, Inc., Class A*	3,459,435
1,041,590	Repay Holdings Corp.*	9,676,371

		13,135,806

Leisure Products – 0.5%
772,293	Callaway Golf Co.*	17,090,844

Life Sciences Tools & Services – 0.5%
1,284,660	NeoGenomics, Inc.*	12,910,833
917,596	Pacific Biosciences of California, Inc.*(a)	5,377,113

		18,287,946

Machinery – 3.8%
359,684	Astec Industries, Inc.	13,732,735
520,683	Columbus McKinnon Corp.	15,948,520
226,558	EnPro Industries, Inc.	20,517,093
211,835	ESCO Technologies, Inc.	17,249,724
566,926	Federal Signal Corp.	22,603,340
271,149	Kennametal, Inc.	6,355,733
192,000	SPX Technologies, Inc.*	10,955,520
627,097	Terex Corp.	20,832,162

		128,194,827

Media – 2.4%
1,479,648	Entravision Communications Corp., Class A	7,516,612
597,914	Gray Television, Inc.	11,420,157
423,645	iHeartMedia, Inc., Class A*	3,749,258
487,357	John Wiley & Sons, Inc., Class A	22,433,043
82,693	Nexstar Media Group, Inc.	15,820,825
957,148	TEGNA, Inc.	20,482,967

		81,422,862

Metals & Mining – 1.9%
600,924	ATI, Inc.*	17,985,655
620,216	Commercial Metals Co.	25,124,950
1,068,865	Constellium SE*	14,237,282
1,816,418	Hecla Mining Co.	7,156,687

		64,504,574

Mortgage Real Estate Investment Trusts (REITs) – 2.0%
966,556	KKR Real Estate Finance Trust, Inc. REIT	18,615,868

Common Stocks – (continued)
Mortgage Real Estate Investment Trusts (REITs) – (continued)
1,731,522	PennyMac Mortgage Investment Trust REIT	25,713,102
1,246,520	TPG RE Finance Trust, Inc. REIT	11,542,775
2,753,294	Two Harbors Investment Corp. REIT	13,353,476

		69,225,221

Multiline Retail – 0.2%
471,698	Macy’s, Inc.	8,169,809

Oil, Gas & Consumable Fuels – 3.6%
343,346	Brigham Minerals, Inc., Class A	10,214,544
513,459	Callon Petroleum Co.*	21,852,815
1,042,914	Golar LNG Ltd. (Cameroon)*	28,440,265
238,680	Green Plains, Inc.*	8,742,848
215,081	PBF Energy, Inc., Class A*	7,347,167
485,889	Peabody Energy Corp.*	11,982,023
679,341	Permian Resources Corp., Class A*	5,590,976
115,649	Scorpio Tankers, Inc. (Monaco)	4,810,998
354,806	SM Energy Co.	15,636,300
315,247	World Fuel Services Corp.	8,133,373

		122,751,309

Personal Products – 0.3%
358,508	BellRing Brands, Inc.*	8,493,055

Professional Services – 2.8%
973,940	Alight, Inc., Class A*	7,674,647
211,840	ASGN, Inc.*	20,484,928
831,207	First Advantage Corp.*	11,503,905
192,352	ICF International, Inc.	19,535,269
565,591	KBR, Inc.	27,318,045
160,811	Kforce, Inc.	8,799,578

		95,316,372

Real Estate Management & Development – 1.2%
935,458	DigitalBridge Group, Inc.*	16,651,153
1,288,556	Kennedy-Wilson Holdings, Inc.	22,627,043

		39,278,196

Road & Rail – 0.7%
161,135	ArcBest Corp.	12,976,202
53,021	Saia, Inc.*	10,966,333

		23,942,535

Semiconductors & Semiconductor Equipment – 1.5%
750,317	Cohu, Inc.*	20,131,005
322,167	MACOM Technology Solutions Holdings, Inc.*	17,767,510
159,146	Onto Innovation, Inc.*	11,297,775

		49,196,290

Software – 2.1%
373,679	Cerence, Inc.*	7,477,317
378,150	Domo, Inc., Class B*	7,283,169
685,398	JFrog Ltd. (Israel)*	14,496,168

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Software – (continued)
586,358	LiveRamp Holdings, Inc.*	$11,639,206
206,487	Smartsheet, Inc., Class A*	6,869,822
324,210	Tenable Holdings, Inc.*	12,841,958
247,910	Verint Systems, Inc.*	12,021,156

		72,628,796

Specialty Retail – 2.2%
617,743	Academy Sports & Outdoors, Inc.	26,612,368
412,718	American Eagle Outfitters, Inc.	4,647,205
87,634	Asbury Automotive Group, Inc.*	15,290,380
129,367	Group 1 Automotive, Inc.	23,103,653
56,548	Signet Jewelers Ltd.	3,696,543

		73,350,149

Technology Hardware, Storage & Peripherals – 0.2%
371,807	Xerox Holdings Corp.	6,179,432

Textiles, Apparel & Luxury Goods – 1.1%
347,247	Capri Holdings Ltd.*	16,383,113
139,235	Carter’s, Inc.	10,282,505
37,240	Deckers Outdoor Corp.*	11,975,267

		38,640,885

Thrifts & Mortgage Finance – 1.6%
1,793,946	MGIC Investment Corp.	25,635,488
666,926	NMI Holdings, Inc., Class A*	13,691,991
142,781	Walker & Dunlop, Inc.	14,343,779

		53,671,258

Trading Companies & Distributors – 1.1%
313,814	Beacon Roofing Supply, Inc.*	17,231,527
59,872	Herc Holdings, Inc.	6,737,396
89,257	WESCO International, Inc.*	11,753,362

		35,722,285

Water Utilities – 0.4%
186,514	SJW Group	11,992,850

Wireless Telecommunication Services – 0.3%
536,463	Telephone and Data Systems, Inc.	8,728,253

TOTAL COMMON STOCKS
(Cost $2,951,660,917)		$3,351,947,059

Shares	Dividend Rate	Value

Investment Company – 0.7%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
22,581,860	2.154%	$22,581,860
(Cost $22,581,860)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,974,242,777)		$3,374,528,919

Securities Lending Reinvestment Vehicle – 0.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,576,575	2.154%	$2,576,575
(Cost $2,576,575)

TOTAL INVESTMENTS – 99.9%
(Cost $2,976,819,352)		$3,377,105,494

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		6,281,919

NET ASSETS – 100.0%		$3,383,387,413

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 98.9%
Aerospace & Defense – 2.2%
19,343	AAR Corp.*	$829,428
5,084	Curtiss-Wright Corp.	748,314
20,970	Maxar Technologies, Inc.	499,715
9,318	Mercury Systems, Inc.*	448,475
9,336	Textron, Inc.	582,380
21,154	Woodward, Inc.	1,968,803

		5,077,115

Airlines – 0.4%
36,504	Spirit Airlines, Inc.*	827,911

Auto Components – 1.2%
29,095	Adient PLC*	965,954
23,486	Autoliv, Inc. (Sweden)	1,826,976

		2,792,930

Banks – 11.5%
76,063	Associated Banc-Corp.	1,524,303
13,767	Cadence Bank	350,783
15,589	Columbia Banking System, Inc.	466,891
33,345	Commerce Bancshares, Inc.	2,293,136
17,975	Cullen/Frost Bankers, Inc.	2,336,031
29,887	East West Bancorp, Inc.	2,156,945
29,065	First Financial Bankshares, Inc.	1,235,553
23,851	Glacier Bancorp, Inc.	1,208,769
43,041	Hancock Whitney Corp.	2,075,867
22,384	Independent Bank Corp.	1,751,100
24,946	PacWest Bancorp	656,828
23,633	Pinnacle Financial Partners, Inc.	1,907,419
29,115	Prosperity Bancshares, Inc.	2,063,671
7,421	Signature Bank	1,293,926
22,880	SouthState Corp.	1,785,555
48,177	Washington Federal, Inc.	1,542,146
22,345	Wintrust Financial Corp.	1,884,577

		26,533,500

Beverages – 0.6%
105,688	Primo Water Corp.	1,388,740

Biotechnology – 1.8%
25,641	Agios Pharmaceuticals, Inc.*	653,846
23,167	Alkermes PLC*	548,363
8,946	Apellis Pharmaceuticals, Inc.*	541,323
14,964	Exact Sciences Corp.*	531,970
27,660	Exelixis, Inc.*	490,688
16,237	Sage Therapeutics, Inc.*	611,485
3,071	United Therapeutics Corp.*	695,950

		4,073,625

Building Products – 0.7%
83,344	Resideo Technologies, Inc.*	1,735,222

Capital Markets – 2.9%
8,090	Cboe Global Markets, Inc.	954,377
9,560	Evercore, Inc., Class A	895,676
39,786	Jefferies Financial Group, Inc.	1,276,733
7,057	LPL Financial Holdings, Inc.	1,561,926

Common Stocks – (continued)
Capital Markets – (continued)
17,886	Stifel Financial Corp.	1,060,819
32,425	TPG, Inc.	951,998

		6,701,529

Chemicals – 2.8%
22,434	Ashland, Inc.	2,282,884
54,207	Avient Corp.	2,375,893
29,587	Chemours Co. (The)	997,969
36,798	Element Solutions, Inc.	687,019

		6,343,765

Commercial Services & Supplies – 1.8%
20,696	ABM Industries, Inc.	960,294
66,659	GFL Environmental, Inc. (Canada)	1,873,118
8,966	Tetra Tech, Inc.	1,217,673

		4,051,085

Communications Equipment – 2.2%
42,987	Ciena Corp.*	2,181,161
12,637	F5, Inc.*	1,984,767
70,413	Viavi Solutions, Inc.*	991,415

		5,157,343

Construction & Engineering – 2.9%
44,193	AECOM	3,232,718
25,371	MasTec, Inc.*	2,042,366
9,614	Quanta Services, Inc.	1,358,458

		6,633,542

Construction Materials – 0.3%
27,832	Summit Materials, Inc., Class A*	790,985

Consumer Finance – 0.5%
7,003	FirstCash Holdings, Inc.	545,954
17,081	OneMain Holdings, Inc.	596,639

		1,142,593

Containers & Packaging – 0.8%
19,423	Crown Holdings, Inc.	1,759,530

Diversified Consumer Services – 0.6%
21,145	Service Corp. International	1,304,858

Diversified Financial Services – 0.5%
17,044	Voya Financial, Inc.	1,048,717

Electric Utilities – 2.8%
29,959	ALLETE, Inc.	1,772,974
34,848	Alliant Energy Corp.	2,127,122
22,559	IDACORP, Inc.	2,464,345

		6,364,441

Electrical Equipment – 2.1%
11,901	Hubbell, Inc.	2,455,176
17,642	Regal Rexnord Corp.	2,427,363

		4,882,539

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 3.1%
115,317	Flex Ltd.*	$2,053,796
7,414	Littelfuse, Inc.	1,758,749
81,212	National Instruments Corp.	3,228,989

		7,041,534

Energy Equipment & Services – 0.5%
28,259	Helmerich & Payne, Inc.	1,208,072

Entertainment – 0.6%
21,118	Liberty Media Corp.-Liberty Formula One, Class C*	1,344,794

Equity Real Estate Investment Trusts (REITs) – 10.3%
74,742	Americold Realty Trust, Inc. REIT	2,198,910
20,240	Camden Property Trust REIT	2,601,042
62,412	CubeSmart REIT	2,874,073
25,584	Equity LifeStyle Properties, Inc. REIT	1,793,438
66,722	Healthcare Realty Trust, Inc. REIT	1,622,679
45,047	Highwoods Properties, Inc. REIT	1,369,879
90,304	Hudson Pacific Properties, Inc. REIT	1,192,916
125,764	Park Hotels & Resorts, Inc. REIT	1,760,696
45,718	Regency Centers Corp. REIT	2,781,483
105,768	RLJ Lodging Trust REIT	1,275,562
16,482	Ryman Hospitality Properties, Inc. REIT*	1,355,150
44,832	Terreno Realty Corp. REIT	2,734,304

		23,560,132

Food & Staples Retailing – 1.9%
33,596	Albertsons Cos., Inc., Class A	924,226
10,476	BJ’s Wholesale Club Holdings, Inc.*	780,357
3,114	Casey’s General Stores, Inc.	665,680
25,316	Performance Food Group Co.*	1,265,293
17,660	United Natural Foods, Inc.*	778,453

		4,414,009

Food Products – 1.7%
24,794	Darling Ingredients, Inc.*	1,885,832
69,953	Hostess Brands, Inc.*	1,621,511
17,086	Simply Good Foods Co. (The)*	521,977

		4,029,320

Gas Utilities – 0.8%
23,835	ONE Gas, Inc.	1,865,565

Health Care Equipment & Supplies – 2.1%
12,224	CONMED Corp.	1,082,680
25,179	Enovis Corp.*	1,275,316
17,470	LivaNova PLC*	982,687
20,111	QuidelOrtho Corp.*	1,593,998

		4,934,681

Health Care Providers & Services – 1.8%
24,819	Acadia Healthcare Co., Inc.*	2,033,421
38,603	Tenet Healthcare Corp.*	2,181,069

		4,214,490

Common Stocks – (continued)
Health Care Technology – 0.1%
9,694	Teladoc Health, Inc.*	301,096

Hotels, Restaurants & Leisure – 3.0%
52,271	Aramark	1,866,597
17,734	Boyd Gaming Corp.	965,262
14,181	Marriott Vacations Worldwide Corp.	2,019,658
24,369	SeaWorld Entertainment, Inc.*	1,224,542
19,724	Travel + Leisure Co.	836,298

		6,912,357

Household Durables – 1.0%
12,521	Meritage Homes Corp.*	981,020
17,207	PulteGroup, Inc.	699,637
3,048	TopBuild Corp.*	560,100

		2,240,757

Independent Power and Renewable Electricity Producers – 0.6%
18,359	NextEra Energy Partners LP	1,507,090

Insurance – 4.5%
16,299	American Financial Group, Inc.	2,081,056
8,204	Brown & Brown, Inc.	517,180
12,265	CNO Financial Group, Inc.	225,798
26,346	Globe Life, Inc.	2,560,568
9,774	Hanover Insurance Group, Inc. (The)	1,264,658
15,366	Ryan Specialty Holdings, Inc.*	650,904
23,769	Selective Insurance Group, Inc.	1,887,734
16,230	W R Berkley Corp.	1,051,704

		10,239,602

Interactive Media & Services – 0.4%
13,498	IAC, Inc.*	867,516

Leisure Products – 1.0%
8,229	Brunswick Corp.	614,789
32,527	Callaway Golf Co.*	719,822
47,227	Mattel, Inc.*	1,044,661

		2,379,272

Life Sciences Tools & Services – 1.2%
36,258	QIAGEN NV*	1,647,201
19,500	Syneos Health, Inc.*	1,172,145

		2,819,346

Machinery – 2.8%
33,702	Altra Industrial Motion Corp.	1,278,991
8,211	Chart Industries, Inc.*	1,591,784
28,950	ITT, Inc.	2,099,744
17,849	Oshkosh Corp.	1,423,636

		6,394,155

Media – 1.9%
32,732	Gray Television, Inc.	625,181
22,688	Liberty Media Corp.-Liberty SiriusXM, Class C*	938,376
10,872	Nexstar Media Group, Inc.	2,080,031

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Media – (continued)
30,848	TEGNA, Inc.	$660,147

		4,303,735

Metals & Mining – 2.0%
34,416	ATI, Inc.*	1,030,071
45,739	Cleveland-Cliffs, Inc.*	789,913
45,573	Commercial Metals Co.	1,846,162
10,286	Royal Gold, Inc.	945,283

		4,611,429

Mortgage Real Estate Investment Trusts (REITs) – 1.3%
98,742	Apollo Commercial Real Estate Finance, Inc. REIT	1,150,344
72,522	PennyMac Mortgage Investment Trust REIT	1,076,952
176,818	Two Harbors Investment Corp. REIT	857,567

		3,084,863

Multiline Retail – 0.3%
38,336	Macy’s, Inc.	663,980

Oil, Gas & Consumable Fuels – 4.1%
22,968	EQT Corp.	1,097,870
22,028	HF Sinclair Corp.	1,159,334
40,555	Ovintiv, Inc.	2,155,093
62,295	Range Resources Corp.*	2,047,014
21,232	SM Energy Co.	935,694
28,959	Targa Resources Corp.	1,975,872

		9,370,877

Pharmaceuticals – 0.4%
6,221	Jazz Pharmaceuticals PLC*	965,624

Professional Services – 2.5%
20,359	ASGN, Inc.*	1,968,715
31,226	Clarivate PLC*	364,408
69,748	KBR, Inc.	3,368,828

		5,701,951

Real Estate Management & Development – 1.0%
68,773	DigitalBridge Group, Inc.*	1,224,160
63,645	Kennedy-Wilson Holdings, Inc.	1,117,606

		2,341,766

Road & Rail – 1.0%
9,480	ArcBest Corp.	763,424
994	Avis Budget Group, Inc.*	166,376
6,468	Saia, Inc.*	1,337,777

		2,267,577

Semiconductors & Semiconductor Equipment – 1.8%
17,332	MKS Instruments, Inc.	1,726,441
7,771	Silicon Laboratories, Inc.*	973,939
11,783	Wolfspeed, Inc.*	1,337,017

		4,037,397

Common Stocks – (continued)
Software – 2.0%
6,635	Bill.com Holdings, Inc.*	1,074,074
18,513	Dynatrace, Inc.*	706,826
3,665	Paylocity Holding Corp.*	883,265
17,199	Smartsheet, Inc., Class A*	572,211
23,159	Tenable Holdings, Inc.*	917,328
23,849	UiPath, Inc., Class A*	392,316

		4,546,020

Specialty Retail – 2.0%
35,534	Academy Sports & Outdoors, Inc.	1,530,805
11,630	AutoNation, Inc.*	1,449,098
5,711	Group 1 Automotive, Inc.	1,019,927
36,162	Petco Health & Wellness Co., Inc.*(a)	539,537

		4,539,367

Textiles, Apparel & Luxury Goods – 1.8%
25,871	Capri Holdings Ltd.*	1,220,594
4,168	Deckers Outdoor Corp.*	1,340,304
45,861	Tapestry, Inc.	1,592,752

		4,153,650

Thrifts & Mortgage Finance – 0.8%
95,563	MGIC Investment Corp.	1,365,595
22,454	NMI Holdings, Inc., Class A*	460,981

		1,826,576

TOTAL COMMON STOCKS
(Cost $219,034,721)		$227,298,570

Shares	Dividend Rate	Value

Investment Company – 0.6%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,414,538	2.154%	$1,414,538
(Cost $1,414,538)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $220,449,259)		$228,713,108

Securities Lending Reinvestment Vehicle – 0.2%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
489,327	2.154%	$489,327
(Cost $489,327)

TOTAL INVESTMENTS – 99.7%
(Cost $220,938,586)		$229,202,435

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		508,791

NET ASSETS – 100.0%		$229,711,226

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2022

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities

August 31, 2022

	Equity Income Fund	Focused Value Fund	Large Cap Value Fund
Assets:
Investments in unaffiliated issuers, at value (cost $335,385,362, $43,018,978 and $397,026,205, respectively)(a)	$396,699,369	$41,819,178	$445,064,929
Investments in affiliated issuers, at value (cost $8,778,605, $922,973 and $4,276,030, respectively)	8,778,605	922,973	4,276,030
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	2,353,075	—	—
Cash	622,459	54,907	625,055
Receivables:
Dividends	1,045,237	40,731	802,728
Reimbursement from investment adviser	64,045	22,152	52,296
Fund shares sold	57,133	191,730	99,360
Foreign tax reclaims	47,134	240	53,159
Securities lending income	848	—	155
Other assets	44,352	54,316	28,912
Total assets	409,712,257	43,106,227	451,002,624

Liabilities:
Payables:
Payable upon return of securities loaned	2,353,075	—	—
Fund shares redeemed	798,032	—	171,124
Management fees	246,216	25,300	273,214
Distribution and Service fees and Transfer Agency fees	169,076	1,780	69,435
Accrued expenses	198,777	100,614	183,925
Total liabilities	3,765,176	127,694	697,698

Net Assets:
Paid-in capital	329,376,129	40,842,153	367,048,855
Total distributable earnings	76,570,952	2,136,380	83,256,071
NET ASSETS	$405,947,081	$42,978,533	$450,304,926
Net Assets:
Class A	$300,621,209	$311,967	$77,258,945
Class C	4,651,488	325,838	10,176,190
Institutional	31,702,130	2,167,217	155,699,603
Service	90,115	—	835,466
Investor	4,394,081	12,481	3,317,984
Class R6	6,581,565	12,496	2,245,010
Class R	629,766	40,592	3,436,716
Class P	57,276,727	40,107,942	197,335,012
Total Net Assets	$405,947,081	$42,978,533	$450,304,926
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	7,175,738	23,867	5,138,725
Class C	117,390	25,361	724,983
Institutional	741,424	164,969	10,212,716
Service	2,141	—	55,826
Investor	105,080	953	220,463
Class R6	153,908	953	143,123
Class R	15,131	3,127	237,467
Class P	1,339,814	3,059,917	12,582,125
Net asset value, offering and redemption price per share:(b)
Class A	$41.89	$13.07	$15.03
Class C	39.62	12.85	14.04
Institutional	42.76	13.14	15.25
Service	42.08	—	14.97
Investor	41.82	13.09	15.05
Class R6	42.76	13.11	15.69
Class R	41.62	12.98	14.47
Class P	42.75	13.11	15.68

(a)	Includes loaned securities having a market value of $2,171,387 for Equity Income Fund.
(b)	Maximum public offering price per share for Class A Shares of the Equity Income, Focused Value and Large Cap Value Funds is $44.33, $13.83 and $15.90, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities (continued)

August 31, 2022

	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,005,276,677, $2,951,660,917, and $219,034,721, respectively)(a)	$1,126,357,952	$3,351,947,059	$227,298,570
Investments in affiliated issuers, at value (cost $22,288,207, $22,581,860 and $1,414,538, respectively)	22,288,207	22,581,860	1,414,538
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	2,576,575	489,327
Cash	847,055	—	544,468
Receivables:
Dividends	1,184,178	2,991,135	202,105
Fund shares sold	447,738	1,275,243	331,063
Securities lending income	903	2,072	285
Investments sold	—	16,854,004	456,354
Foreign tax reclaims	—	208,183	4,469
Reimbursement from investment adviser	—	119,212	16,335
Due from custodian	—	16,743,296	—
Other assets	69,229	91,800	28,244
Total assets	1,151,195,262	3,415,390,439	230,785,758

Liabilities:
Payables:
Fund shares redeemed	945,010	2,051,798	283,396
Management fees	760,964	2,897,089	162,549
Distribution and Service fees and Transfer Agency fees	337,534	337,562	10,669
Investments purchased	—	7,712,187	—
Payable upon return of securities loaned	—	2,576,575	489,327
Cash overdraft	—	15,618,867	—
Accrued expenses	380,415	808,948	128,591
Total liabilities	2,423,923	32,003,026	1,074,532

Net Assets:
Paid-in capital	905,193,465	2,627,750,938	214,519,527
Total distributable earnings	243,577,874	755,636,475	15,191,699
NET ASSETS	$1,148,771,339	$3,383,387,413	$229,711,226
Net Assets:
Class A	$458,090,199	$333,814,426	$2,230,950
Class C	9,336,560	1,788,084	997,422
Institutional	298,877,489	1,446,222,420	23,900,200
Service	34,532,692	17,138,391	—
Investor	68,948,327	131,529,804	11,177,541
Class R6	83,399,851	1,145,840,206	93,903,827
Class R	18,759,584	41,857,080	105,338
Class P	176,826,637	265,197,002	97,395,948
Total Net Assets	$1,148,771,339	$3,383,387,413	$229,711,226
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	12,613,927	7,509,073	150,129
Class C	308,495	64,149	69,941
Institutional	8,094,234	29,031,520	1,582,079
Service	977,679	404,583	—
Investor	1,955,594	2,990,218	745,089
Class R6	2,260,387	23,016,531	6,223,503
Class R	539,750	977,606	7,110
Class P	4,793,674	5,326,742	6,455,789
Net asset value, offering and redemption price per share:(b)
Class A	$36.32	$44.45	$14.86
Class C	30.26	27.87	14.26
Institutional	36.92	49.82	15.11
Service	35.32	42.36	—
Investor	35.26	43.99	15.00
Class R6	36.90	49.78	15.09
Class R	34.76	42.82	14.82
Class P	36.89	49.79	15.09

(a)	Includes loaned securities having a market value of $–, $2,564,302 and $478,738 for Small Cap Value Fund and Small/Mid Cap Value Fund, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds is $38.43, $47.04 and $15.72, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2022

	Equity Income Fund	Focused Value Fund	Large Cap Value Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $11,085, $— and $4,483, respectively)	$11,032,560	$709,059	$9,529,342

Dividends — affiliated issuers	40,754	3,268	24,627

Securities lending income — unaffiliated issuer	20,049	—	873

Total investment income	11,093,363	712,327	9,554,842

Expenses:

Management fees	2,909,582	278,649	3,626,323

Distribution and Service (12b-1) fees(a)	853,171	2,155	315,810

Transfer Agency fees(a)	562,832	12,996	295,976

Registration fees	103,605	99,139	87,847

Professional fees	82,858	81,724	87,005

Printing and mailing costs	69,736	25,610	54,196

Custody, accounting and administrative services	41,677	14,261	45,622

Trustee fees	24,274	23,591	24,375

Service fees — Class C	12,548	411	28,573

Shareholder Administration fees — Service Shares	249	—	2,195

Other	8,802	2,932	9,412

Total expenses	4,669,334	541,468	4,577,334

Less — expense reductions	(519,052)	(246,683)	(646,668)

Net expenses	4,150,282	294,785	3,930,666

NET INVESTMENT INCOME	6,943,081	417,542	5,624,176

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	14,818,153	3,648,935	44,259,805

Foreign currency transactions	—	—	70

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(37,073,296)	(6,565,141)	(73,127,792)

Foreign currency translations	—	—	(179)

Net realized and unrealized loss	(22,255,143)	(2,916,206)	(28,868,096)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(15,312,062)	$(2,498,664)	$(23,243,920)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Equity Income Fund	$808,660	$37,645	$249	$6,618	$517,548	$8,031	$13,061	$40	$5,291	$2,023	$2,118	$14,720
Focused Value Fund	708	1,232	—	215	453	263	903	—	21	4	69	11,283
Large Cap Value Fund	211,231	85,718	2,195	16,666	135,190	18,287	68,794	351	5,667	613	5,333	61,741

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2022

	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $(330), $83,129 and $4,951, respectively)	$18,621,584	$62,148,297	$3,641,561

Dividends — affiliated issuers	88,041	233,202	17,848

Securities lending income — unaffiliated issuer	6,183	196,385	2,665

Total investment income	18,715,808	62,577,884	3,662,074

Expenses:

Management fees	9,129,474	38,955,472	1,915,951

Distribution and Service (12b-1) fees(a)	1,541,318	1,365,901	15,591

Transfer Agency fees(a)	1,166,195	2,261,410	96,324

Printing and mailing costs	154,449	180,512	27,777

Registration fees	144,372	203,778	96,231

Custody, accounting and administrative services	111,704	408,435	55,564

Shareholder Administration fees — Service Shares	91,656	56,034	—

Professional fees	88,645	83,907	82,067

Service fees — Class C	27,179	4,578	3,207

Trustee fees	25,654	30,296	23,949

Other	26,552	83,313	16,328

Total expenses	12,507,198	43,633,636	2,332,989

Less — expense reductions	(61,408)	(1,188,748)	(298,248)

Net expenses	12,445,790	42,444,888	2,034,741

NET INVESTMENT INCOME	6,270,018	20,132,996	1,627,333

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	158,509,493	569,564,753	11,009,736

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(216,479,555)	(920,760,237)	(36,629,393)

Net realized and unrealized loss	(57,970,062)	(351,195,484)	(25,619,657)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(51,700,044)	$(331,062,488)	$(23,992,324)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Mid Cap Value Fund	$1,265,989	$81,539	$91,656	$102,134	$810,242	$17,395	$128,851	$14,665	$81,385	$24,682	$32,683	$56,292
Small Cap Value Fund	1,031,056	13,734	56,034	265,077	659,883	2,930	755,773	8,966	249,715	403,067	84,826	96,250
Small/Mid Cap Value Fund	5,450	9,622	—	519	3,488	2,053	8,732	—	21,732	29,553	166	30,600

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Equity Income Fund		Focused Value Fund
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income	$6,943,081	$5,592,651	$417,542	$200,809

Net realized gain	14,818,153	40,146,256	3,648,935	1,991,236

Net change in unrealized gain (loss)	(37,073,296)	44,279,659	(6,565,141)	4,369,954

Net increase (decrease) in net assets resulting from operations	(15,312,062)	90,018,566	(2,498,664)	6,561,999

Distributions to shareholders:

From distributable earnings:

Class A Shares	(26,486,951)	(4,116,697)	(17,568)	(2,864)

Class C Shares	(390,823)	(34,681)	(2,875)	(390)

Institutional Shares	(2,720,942)	(456,144)	(94,204)	(19,225)

Service Shares	(8,034)	(1,462)	—	—

Investor Shares	(255,958)	(47,164)	(869)	(715)

Class R6 Shares	(558,521)	(94,517)	(880)	(749)

Class R Shares	(103,134)	(13,611)	(2,652)	(1,033)

Class P Shares	(3,671,657)	(459,964)	(2,350,232)	(221,552)

Total distributions to shareholders	(34,196,020)	(5,224,240)	(2,469,280)	(246,528)

From share transactions:

Proceeds from sales of shares	42,035,572	38,748,349	14,779,334	28,455,067

Reinvestment of distributions	33,518,967	5,118,773	2,469,280	246,528

Cost of shares redeemed	(46,233,931)	(52,150,664)	(8,992,169)	(5,136,268)

Net increase (decrease) in net assets resulting from share transactions	29,320,608	(8,283,542)	8,256,445	23,565,327

TOTAL INCREASE (DECREASE)	(20,187,474)	76,510,784	3,288,501	29,880,798

Net Assets:

Beginning of year	426,134,555	349,623,771	39,690,032	9,809,234

End of year	$405,947,081	$426,134,555	$42,978,533	$39,690,032

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets (continued)

	Large Cap Value Fund		Mid Cap Value Fund
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income	$5,624,176	$4,305,257	$6,270,018	$2,029,960

Net realized gain	44,259,875	46,577,647	158,509,493	196,723,419

Net change in unrealized gain (loss)	(73,127,971)	75,981,760	(216,479,555)	199,656,980

Net increase (decrease) in net assets resulting from operations	(23,243,920)	126,864,664	(51,700,044)	398,410,359

Distributions to shareholders:

From distributable earnings:

Class A Shares	(9,847,776)	(2,596,115)	(81,091,952)	(1,732,461)

Class C Shares	(1,340,637)	(463,197)	(2,046,722)	—

Institutional Shares	(20,785,951)	(5,488,119)	(50,978,548)	(1,983,199)

Service Shares	(94,128)	(26,170)	(5,405,769)	(69,711)

Investor Shares	(416,593)	(118,038)	(6,718,024)	(214,960)

Class R6 Shares	(219,492)	(68,223)	(12,632,771)	(461,696)

Class R Shares	(360,604)	(95,537)	(3,286,387)	(26,075)

Class P Shares	(23,402,507)	(5,747,841)	(29,991,781)	(1,049,073)

Total distributions to shareholders	(56,467,688)	(14,603,240)	(192,151,954)	(5,537,175)

From share transactions:

Proceeds from sales of shares	43,863,133	48,264,420	240,283,675	145,667,551

Reinvestment of distributions	55,466,446	14,348,855	179,816,177	5,131,889

Cost of shares redeemed	(68,984,563)	(71,581,795)	(278,289,464)	(270,253,443)

Net increase (decrease) in net assets resulting from share transactions	30,345,016	(8,968,520)	141,810,388	(119,454,003)

TOTAL INCREASE (DECREASE)	(49,366,592)	103,292,904	(102,041,610)	273,419,181

Net Assets:

Beginning of year	499,671,518	396,378,614	1,250,812,949	977,393,768

End of year	$450,304,926	$499,671,518	$1,148,771,339	$1,250,812,949

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Value Fund		Small/Mid Cap Value Fund
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income	$20,132,996	$7,263,587	$1,627,333	$681,672

Net realized gain	569,564,753	1,205,015,881	11,009,736	18,641,348

Net change in unrealized gain (loss)	(920,760,237)	847,333,265	(36,629,393)	36,742,167

Net increase (decrease) in net assets resulting from operations	(331,062,488)	2,059,612,733	(23,992,324)	56,065,187

Distributions to shareholders:

From distributable earnings:

Class A Shares	(86,760,802)	(884,665)	(119,467)	(4,199)

Class C Shares	(495,489)	—	(75,322)	—

Institutional Shares	(372,106,140)	(13,501,670)	(1,191,915)	(60,427)

Service Shares	(4,846,092)	(18,081)	—	—

Investor Shares	(34,654,005)	(585,487)	(800,656)	(7,543)

Class R6 Shares	(250,111,215)	(7,311,413)	(5,624,330)	(439,348)

Class R Shares	(12,118,156)	—	(5,089)	—

Class P Shares	(61,591,156)	(1,337,472)	(5,339,404)	(332,143)

Total distributions to shareholders	(822,683,055)	(23,638,788)	(13,156,183)	(843,660)

From share transactions:

Proceeds from sales of shares	749,898,210	1,182,845,461	105,555,731	98,655,098

Reinvestment of distributions	794,278,372	23,006,155	13,155,489	842,799

Cost of shares redeemed	(1,809,688,954)	(2,958,322,797)	(76,873,076)	(30,854,997)

Net increase (decrease) in net assets resulting from share transactions	(265,512,372)	(1,752,471,181)	41,838,144	68,642,900

TOTAL INCREASE (DECREASE)	(1,419,257,915)	283,502,764	4,689,637	123,864,427

Net Assets:

Beginning of year	4,802,645,328	4,519,142,564	225,021,589	101,157,162

End of year	$3,383,387,413	$4,802,645,328	$229,711,226	$225,021,589

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$47.25	$37.94	$38.96	$38.26	$35.17

Net investment income(a)	0.71	0.59	0.62	0.67	0.67

Net realized and unrealized gain (loss)	(2.31)	9.28	0.58	0.99	3.12

Total from investment operations	(1.60)	9.87	1.20	1.66	3.79

Distributions to shareholders from net investment income	(0.73)	(0.56)	(0.65)	(0.66)	(0.70)

Distributions to shareholders from net realized gains	(3.03)	—	(1.57)	(0.30)	—

Total distributions	(3.76)	(0.56)	(2.22)	(0.96)	(0.70)

Net asset value, end of year	$41.89	$47.25	$37.94	$38.96	$38.26

Total Return(b)	(3.79)%	26.23%	3.08%	4.53%	10.88%

Net assets, end of year (in 000’s)	$300,621	$334,886	$292,009	$312,148	$318,960

Ratio of net expenses to average net assets	1.04%	1.04%	1.08%	1.09%	1.12%

Ratio of total expenses to average net assets	1.18%	1.20%	1.25%	1.25%	1.27%

Ratio of net investment income to average net assets	1.58%	1.40%	1.67%	1.79%	1.81%

Portfolio turnover rate(c)	17%	44%	42%	42%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class C Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$44.89	$36.06	$37.12	$36.41	$33.50

Net investment income(a)	0.36	0.26	0.34	0.38	0.37

Net realized and unrealized gain (loss)	(2.19)	8.82	0.54	0.96	2.98

Total from investment operations	(1.83)	9.08	0.88	1.34	3.35

Distributions to shareholders from net investment income	(0.41)	(0.25)	(0.37)	(0.33)	(0.44)

Distributions to shareholders from net realized gains	(3.03)	—	(1.57)	(0.30)	—

Total distributions	(3.44)	(0.25)	(1.94)	(0.63)	(0.44)

Net asset value, end of year	$39.62	$44.89	$36.06	$37.12	$36.41

Total Return(b)	(4.51)%	25.26%	2.33%	3.82%	10.06%

Net assets, end of year (in 000’s)	$4,651	$6,026	$5,477	$8,116	$16,982

Ratio of net expenses to average net assets	1.79%	1.79%	1.83%	1.85%	1.87%

Ratio of total expenses to average net assets	1.93%	1.95%	2.00%	2.00%	2.02%

Ratio of net investment income to average net assets	0.84%	0.65%	0.94%	1.05%	1.06%

Portfolio turnover rate(c)	17%	44%	42%	42%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$48.15	$38.65	$39.66	$38.92	$35.77

Net investment income(a)	0.87	0.75	0.76	0.83	0.81

Net realized and unrealized gain (loss)	(2.37)	9.44	0.58	1.01	3.18

Total from investment operations	(1.50)	10.19	1.34	1.84	3.99

Distributions to shareholders from net investment income	(0.86)	(0.69)	(0.78)	(0.80)	(0.84)

Distributions to shareholders from net realized gains	(3.03)	—	(1.57)	(0.30)	—

Total distributions	(3.89)	(0.69)	(2.35)	(1.10)	(0.84)

Net asset value, end of year	$42.76	$48.15	$38.65	$39.66	$38.92

Total Return(b)	(3.49)%	26.63%	3.41%	4.94%	11.30%

Net assets, end of year (in 000’s)	$31,702	$33,660	$22,592	$19,906	$24,658

Ratio of net expenses to average net assets	0.73%	0.73%	0.74%	0.73%	0.73%

Ratio of total expenses to average net assets	0.81%	0.83%	0.86%	0.86%	0.87%

Ratio of net investment income to average net assets	1.90%	1.73%	2.00%	2.17%	2.17%

Portfolio turnover rate(c)	17%	44%	42%	42%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Service Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$47.45	$38.08	$39.10	$38.39	$35.28

Net investment income(a)	0.63	0.48	0.57	0.61	0.63

Net realized and unrealized gain (loss)	(2.33)	9.35	0.57	1.01	3.13

Total from investment operations	(1.70)	9.83	1.14	1.62	3.76

Distributions to shareholders from net investment income	(0.64)	(0.46)	(0.59)	(0.61)	(0.65)

Distributions to shareholders from net realized gains	(3.03)	—	(1.57)	(0.30)	—

Total distributions	(3.67)	(0.46)	(2.16)	(0.91)	(0.65)

Net asset value, end of year	$42.08	$47.45	$38.08	$39.10	$38.39

Total Return(b)	(3.98)%	26.01%	2.89%	4.40%	10.77%

Net assets, end of year (in 000’s)	$90	$103	$161	$175	$84

Ratio of net expenses to average net assets	1.23%	1.23%	1.24%	1.23%	1.23%

Ratio of total expenses to average net assets	1.31%	1.33%	1.37%	1.36%	1.38%

Ratio of net investment income to average net assets	1.39%	1.16%	1.52%	1.60%	1.70%

Portfolio turnover rate(c)	17%	44%	42%	42%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Investor Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$47.18	$37.88	$38.91	$38.20	$35.12

Net investment income(a)	0.83	0.69	0.71	0.76	0.76

Net realized and unrealized gain (loss)	(2.32)	9.27	0.58	1.00	3.11

Total from investment operations	(1.49)	9.96	1.29	1.76	3.87

Distributions to shareholders from net investment income	(0.84)	(0.66)	(0.75)	(0.75)	(0.79)

Distributions to shareholders from net realized gains	(3.03)	—	(1.57)	(0.30)	—

Total distributions	(3.87)	(0.66)	(2.32)	(1.05)	(0.79)

Net asset value, end of year	$41.82	$47.18	$37.88	$38.91	$38.20

Total Return(b)	(3.55)%	26.54%	3.33%	4.82%	11.15%

Net assets, end of year (in 000’s)	$4,394	$3,042	$2,384	$2,321	$2,851

Ratio of net expenses to average net assets	0.79%	0.80%	0.83%	0.85%	0.87%

Ratio of total expenses to average net assets	0.93%	0.95%	0.99%	1.00%	1.02%

Ratio of net investment income to average net assets	1.86%	1.66%	1.92%	2.04%	2.07%

Portfolio turnover rate(c)	17%	44%	42%	42%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$48.15	$38.65	$39.66	$38.92	$35.76

Net investment income(a)	0.87	0.75	0.76	0.80	0.83

Net realized and unrealized gain (loss)	(2.36)	9.44	0.58	1.04	3.17

Total from investment operations	(1.49)	10.19	1.34	1.84	4.00

Distributions to shareholders from net investment income	(0.87)	(0.69)	(0.78)	(0.80)	(0.84)

Distributions to shareholders from net realized gains	(3.03)	—	(1.57)	(0.30)	—

Total distributions	(3.90)	(0.69)	(2.35)	(1.10)	(0.84)

Net asset value, end of year	$42.76	$48.15	$38.65	$39.66	$38.92

Total Return(b)	(3.48)%	26.64%	3.42%	4.95%	11.34%

Net assets, end of year (in 000’s)	$6,582	$6,981	$5,378	$5,973	$13

Ratio of net expenses to average net assets	0.72%	0.72%	0.73%	0.72%	0.72%

Ratio of total expenses to average net assets	0.80%	0.82%	0.86%	0.85%	0.86%

Ratio of net investment income to average net assets	1.90%	1.73%	2.00%	2.08%	2.22%

Portfolio turnover rate(c)	17%	44%	42%	42%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Income Fund
	Class R Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$46.98	$37.73	$38.75	$38.05	$34.98

Net investment income(a)	0.60	0.49	0.53	0.57	0.57

Net realized and unrealized gain (loss)	(2.31)	9.22	0.57	1.00	3.10

Total from investment operations	(1.71)	9.71	1.10	1.57	3.67

Distributions to shareholders from net investment income	(0.62)	(0.46)	(0.55)	(0.57)	(0.60)

Distributions to shareholders from net realized gains	(3.03)	—	(1.57)	(0.30)	—

Total distributions	(3.65)	(0.46)	(2.12)	(0.87)	(0.60)

Net asset value, end of year	$41.62	$46.98	$37.73	$38.75	$38.05

Total Return(b)	(4.02)%	25.91%	2.82%	4.29%	10.59%

Net assets, end of year (in 000’s)	$630	$1,337	$1,131	$1,525	$1,492

Ratio of net expenses to average net assets	1.29%	1.29%	1.33%	1.34%	1.37%

Ratio of total expenses to average net assets	1.43%	1.45%	1.50%	1.50%	1.52%

Ratio of net investment income to average net assets	1.34%	1.15%	1.42%	1.54%	1.55%

Portfolio turnover rate(c)	17%	44%	42%	42%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Equity Income Fund
	Class P Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$48.14	$38.64	$39.65	$38.92	$37.37

Net investment income(b)	0.88	0.76	0.76	0.82	0.31

Net realized and unrealized gain (loss)	(2.37)	9.43	0.59	1.01	1.48

Total from investment operations	(1.49)	10.19	1.35	1.83	1.79

Distributions to shareholders from net investment income	(0.87)	(0.69)	(0.79)	(0.80)	(0.24)

Distributions to shareholders from net realized gains	(3.03)	—	(1.57)	(0.30)	—

Total distributions	(3.90)	(0.69)	(2.36)	(1.10)	(0.24)

Net asset value, end of period	$42.75	$48.14	$38.64	$39.65	$38.92

Total Return(c)	(3.48)%	26.65%	3.43%	4.92%	4.84%

Net assets, end of period (in 000’s)	$57,277	$40,099	$20,492	$11,500	$10,835

Ratio of net expenses to average net assets	0.72%	0.72%	0.73%	0.72%	0.72	%(d)

Ratio of total expenses to average net assets	0.80%	0.82%	0.85%	0.85%	0.95	%(d)

Ratio of net investment income to average net assets	1.94%	1.74%	2.04%	2.16%	2.20	%(d)

Portfolio turnover rate(e)	17%	44%	42%	42%	69%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$14.86	$11.25	$10.69	$11.08	$11.10

Net investment income(a)	0.10	0.07	0.09	0.08	0.05

Net realized and unrealized gain (loss)	(0.96)	3.76	0.62	0.09	0.87

Total from investment operations	(0.86)	3.83	0.71	0.17	0.92

Distributions to shareholders from net investment income	(0.07)	(0.08)	(0.04)	(0.05)	(0.08)

Distributions to shareholders from net realized gains	(0.86)	(0.14)	(0.11)	(0.51)	(0.86)

Total distributions	(0.93)	(0.22)	(0.15)	(0.56)	(0.94)

Net asset value, end of year	$13.07	$14.86	$11.25	$10.69	$11.08

Total Return(b)	(6.29)%	34.43%	6.60%	2.10%	8.64%

Net assets, end of year (in 000’s)	$312	$369	$148	$63	$52

Ratio of net expenses to average net assets	1.04%	1.04%	1.09%	1.09%	1.12%

Ratio of total expenses to average net assets	1.72%	2.27%	4.71%	8.11%	4.84%

Ratio of net investment income to average net assets	0.73%	0.51%	0.83%	0.78%	0.50%

Portfolio turnover rate(c)	78%	78%	102%	122%	204%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Class C Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$14.65	$11.11	$10.60	$11.03	$11.05

Net investment income (loss)(a)	—	(0.03)	0.01	—	(0.03)

Net realized and unrealized gain (loss)	(0.94)	3.71	0.61	0.09	0.87

Total from investment operations	(0.94)	3.68	0.62	0.09	0.84

Distributions to shareholders from net investment income	—	—	—	(0.01)	—

Distributions to shareholders from net realized gains	(0.86)	(0.14)	(0.11)	(0.51)	(0.86)

Total distributions	(0.86)	(0.14)	(0.11)	(0.52)	(0.86)

Net asset value, end of year	$12.85	$14.65	$11.11	$10.60	$11.03

Total Return(b)	(6.93)%	33.34%	5.85%	1.27%	7.87%

Net assets, end of year (in 000’s)	$326	$49	$32	$30	$30

Ratio of net expenses to average net assets	1.79%	1.79%	1.85%	1.85%	1.87%

Ratio of total expenses to average net assets	2.43%	2.99%	5.81%	8.79%	5.77%

Ratio of net investment income (loss) to average net assets	0.04%	(0.24)%	0.06%	0.05%	(0.24)%

Portfolio turnover rate(c)	78%	78%	102%	122%	204%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$14.92	$11.29	$10.72	$11.13	$11.14

Net investment income(a)	0.16	0.11	0.12	0.12	0.09

Net realized and unrealized gain (loss)	(0.97)	3.77	0.63	0.08	0.88

Total from investment operations	(0.81)	3.88	0.75	0.20	0.97

Distributions to shareholders from net investment income	(0.11)	(0.11)	(0.07)	(0.10)	(0.12)

Distributions to shareholders from net realized gains	(0.86)	(0.14)	(0.11)	(0.51)	(0.86)

Total distributions	(0.97)	(0.25)	(0.18)	(0.61)	(0.98)

Net asset value, end of year	$13.14	$14.92	$11.29	$10.72	$11.13

Total Return(b)	(5.98)%	34.80%	7.00%	2.47%	9.06%

Net assets, end of year (in 000’s)	$2,167	$5,999	$871	$776	$1,007

Ratio of net expenses to average net assets	0.73%	0.73%	0.76%	0.73%	0.73%

Ratio of total expenses to average net assets	1.41%	1.65%	4.65%	7.57%	4.40%

Ratio of net investment income to average net assets	1.10%	0.82%	1.13%	1.16%	0.86%

Portfolio turnover rate(c)	78%	78%	102%	122%	204%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Investor Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$14.88	$11.26	$10.69	$11.13	$11.13

Net investment income(a)	0.14	0.09	0.11	0.11	0.08

Net realized and unrealized gain (loss)	(0.96)	3.77	0.63	0.07	0.88

Total from investment operations	(0.82)	3.86	0.74	0.18	0.96

Distributions to shareholders from net investment income	(0.11)	(0.10)	(0.06)	(0.11)	(0.10)

Distributions to shareholders from net realized gains	(0.86)	(0.14)	(0.11)	(0.51)	(0.86)

Total distributions	(0.97)	(0.24)	(0.17)	(0.62)	(0.96)

Net asset value, end of year	$13.09	$14.88	$11.26	$10.69	$11.13

Total Return(b)	(6.06)%	34.71%	6.92%	2.26%	9.01%

Net assets, end of year (in 000’s)	$12	$13	$34	$32	$31

Ratio of net expenses to average net assets	0.80%	0.80%	0.85%	0.85%	0.87%

Ratio of total expenses to average net assets	1.47%	2.61%	4.81%	7.79%	4.77%

Ratio of net investment income to average net assets	0.97%	0.69%	1.04%	1.05%	0.72%

Portfolio turnover rate(c)	78%	78%	102%	122%	204%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$14.89	$11.27	$10.71	$11.14	$11.15

Net investment income(a)	0.15	0.10	0.12	0.12	0.10

Net realized and unrealized gain (loss)	(0.95)	3.77	0.62	0.09	0.87

Total from investment operations	(0.80)	3.87	0.74	0.21	0.97

Distributions to shareholders from net investment income	(0.12)	(0.11)	(0.07)	(0.13)	(0.12)

Distributions to shareholders from net realized gains	(0.86)	(0.14)	(0.11)	(0.51)	(0.86)

Total distributions	(0.98)	(0.25)	(0.18)	(0.64)	(0.98)

Net asset value, end of year	$13.11	$14.89	$11.27	$10.71	$11.14

Total Return(b)	(5.90)%	34.79%	6.92%	2.52%	9.06%

Net assets, end of year (in 000’s)	$12	$13	$34	$32	$31

Ratio of net expenses to average net assets	0.72%	0.72%	0.75%	0.72%	0.72%

Ratio of total expenses to average net assets	1.33%	2.48%	4.67%	7.64%	4.64%

Ratio of net investment income to average net assets	1.05%	0.77%	1.13%	1.16%	0.87%

Portfolio turnover rate(c)	78%	78%	102%	122%	204%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Focused Value Fund
	Class R Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$14.76	$11.20	$10.65	$11.07	$11.09

Net investment income(a)	0.07	0.03	0.06	0.06	0.02

Net realized and unrealized gain (loss)	(0.95)	3.74	0.61	0.09	0.87

Total from investment operations	(0.88)	3.77	0.67	0.15	0.89

Distributions to shareholders from net investment income	(0.04)	(0.07)	(0.01)	(0.06)	(0.05)

Distributions to shareholders from net realized gains	(0.86)	(0.14)	(0.11)	(0.51)	(0.86)

Total distributions	(0.90)	(0.21)	(0.12)	(0.57)	(0.91)

Net asset value, end of year	$12.98	$14.76	$11.20	$10.65	$11.07

Total Return(b)	(6.47)%	34.04%	6.27%	1.91%	8.35%

Net assets, end of year (in 000’s)	$41	$43	$33	$31	$30

Ratio of net expenses to average net assets	1.29%	1.29%	1.35%	1.35%	1.37%

Ratio of total expenses to average net assets	1.96%	2.69%	5.31%	8.29%	5.27%

Ratio of net investment income to average net assets	0.47%	0.23%	0.55%	0.54%	0.22%

Portfolio turnover rate(c)	78%	78%	102%	122%	204%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS FOCUSED VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Focused Value Fund
	Class P Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.90	$11.28	$10.71	$11.15	$10.54

Net investment income(b)	0.15	0.11	0.12	0.12	0.04

Net realized and unrealized gain (loss)	(0.96)	3.76	0.63	0.08	0.57

Total from investment operations	(0.81)	3.87	0.75	0.20	0.61

Distributions to shareholders from net investment income	(0.12)	(0.11)	(0.07)	(0.13)	—

Distributions to shareholders from net realized gains	(0.86)	(0.14)	(0.11)	(0.51)	—

Total distributions	(0.98)	(0.25)	(0.18)	(0.64)	—

Net asset value, end of period	$13.11	$14.90	$11.28	$10.71	$11.15

Total Return(c)	(5.96)%	34.76%	7.03%	2.44%	5.79%

Net assets, end of period (in 000’s)	$40,108	$33,202	$8,657	$4,739	$5,652

Ratio of net expenses to average net assets	0.72%	0.72%	0.74%	0.72%	0.72	%(d)

Ratio of total expenses to average net assets	1.33%	1.80%	4.45%	7.47%	5.91	%(d)

Ratio of net investment income to average net assets	1.04%	0.82%	1.16%	1.16%	0.89	%(d)

Portfolio turnover rate(e)	78%	78%	102%	122%	204%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$17.86	$13.92	$14.42	$16.16	$17.25

Net investment income(a)	0.15	0.12	0.16	0.16	0.13

Net realized and unrealized gain (loss)	(0.95)	4.31	0.18	(0.25)	1.35

Total from investment operations	(0.80)	4.43	0.34	(0.09)	1.48

Distributions to shareholders from net investment income	(0.12)	(0.16)	(0.17)	(0.14)	(0.21)

Distributions to shareholders from net realized gains	(1.91)	(0.33)	(0.67)	(1.51)	(2.36)

Total distributions	(2.03)	(0.49)	(0.84)	(1.65)	(2.57)

Net asset value, end of year	$15.03	$17.86	$13.92	$14.42	$16.16

Total Return(b)	(5.23)%	32.64%	1.97%	0.38%	9.29%

Net assets, end of year (in 000’s)	$77,259	$87,359	$74,559	$84,723	$92,226

Ratio of net expenses to average net assets	1.04%	1.04%	1.07%	1.11%	1.11%

Ratio of total expenses to average net assets	1.22%	1.24%	1.28%	1.28%	1.24%

Ratio of net investment income to average net assets	0.93%	0.74%	1.13%	1.10%	0.81%

Portfolio turnover rate(c)	46%	53%	64%	62%	171%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$16.80	$13.12	$13.64	$15.32	$16.51

Net investment income(a)	0.03	—	0.05	0.05	0.01

Net realized and unrealized gain (loss)	(0.88)	4.06	0.17	(0.22)	1.29

Total from investment operations	(0.85)	4.06	0.22	(0.17)	1.30

Distributions to shareholders from net investment income	—	(0.05)	(0.07)	—	(0.13)

Distributions to shareholders from net realized gains	(1.91)	(0.33)	(0.67)	(1.51)	(2.36)

Total distributions	(1.91)	(0.38)	(0.74)	(1.51)	(2.49)

Net asset value, end of year	$14.04	$16.80	$13.12	$13.64	$15.32

Total Return(b)	(5.87)%	31.59%	1.21%	(0.28)%	8.46%

Net assets, end of year (in 000’s)	$10,176	$12,948	$17,422	$21,481	$36,819

Ratio of net expenses to average net assets	1.79%	1.79%	1.82%	1.86%	1.86%

Ratio of total expenses to average net assets	1.97%	1.99%	2.03%	2.03%	1.99%

Ratio of net investment income to average net assets	0.18%	0.00%	0.39%	0.35%	0.06%

Portfolio turnover rate(c)	46%	53%	64%	62%	171%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$18.08	$14.08	$14.58	$16.32	$17.42

Net investment income(a)	0.21	0.17	0.20	0.21	0.19

Net realized and unrealized gain (loss)	(0.96)	4.37	0.19	(0.26)	1.36

Total from investment operations	(0.75)	4.54	0.39	(0.05)	1.55

Distributions to shareholders from net investment income	(0.17)	(0.21)	(0.22)	(0.18)	(0.28)

Distributions to shareholders from net realized gains	(1.91)	(0.33)	(0.67)	(1.51)	(2.37)

Total distributions	(2.08)	(0.54)	(0.89)	(1.69)	(2.65)

Net asset value, end of year	$15.25	$18.08	$14.08	$14.58	$16.32

Total Return(b)	(4.88)%	33.08%	2.26%	0.69%	9.65%

Net assets, end of year (in 000’s)	$155,700	$181,806	$140,814	$177,613	$174,803

Ratio of net expenses to average net assets	0.73%	0.73%	0.76%	0.79%	0.79%

Ratio of total expenses to average net assets	0.85%	0.87%	0.90%	0.89%	0.85%

Ratio of net investment income to average net assets	1.24%	1.04%	1.43%	1.42%	1.13%

Portfolio turnover rate(c)	46%	53%	64%	62%	171%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Service Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$17.78	$13.86	$14.36	$16.03	$17.14

Net investment income(a)	0.12	0.09	0.13	0.13	0.10

Net realized and unrealized gain (loss)	(0.93)	4.29	0.19	(0.24)	1.35

Total from investment operations	(0.81)	4.38	0.32	(0.11)	1.45

Distributions to shareholders from net investment income	(0.09)	(0.13)	(0.15)	(0.05)	(0.20)

Distributions to shareholders from net realized gains	(1.91)	(0.33)	(0.67)	(1.51)	(2.36)

Total distributions	(2.00)	(0.46)	(0.82)	(1.56)	(2.56)

Net asset value, end of year	$14.97	$17.78	$13.86	$14.36	$16.03

Total Return(b)	(5.33)%	32.36%	1.80%	0.20%	9.15%

Net assets, end of year (in 000’s)	$835	$846	$836	$1,004	$1,201

Ratio of net expenses to average net assets	1.23%	1.23%	1.26%	1.29%	1.29%

Ratio of total expenses to average net assets	1.35%	1.37%	1.40%	1.39%	1.35%

Ratio of net investment income to average net assets	0.74%	0.55%	0.94%	0.91%	0.64%

Portfolio turnover rate(c)	46%	53%	64%	62%	171%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$17.87	$13.93	$14.43	$16.17	$17.28

Net investment income(a)	0.19	0.16	0.19	0.20	0.17

Net realized and unrealized gain (loss)	(0.94)	4.31	0.19	(0.26)	1.36

Total from investment operations	(0.75)	4.47	0.38	(0.06)	1.53

Distributions to shareholders from net investment income	(0.16)	(0.20)	(0.21)	(0.17)	(0.27)

Distributions to shareholders from net realized gains	(1.91)	(0.33)	(0.67)	(1.51)	(2.37)

Total distributions	(2.07)	(0.53)	(0.88)	(1.68)	(2.64)

Net asset value, end of year	$15.05	$17.87	$13.93	$14.43	$16.17

Total Return(b)	(4.94)%	32.92%	2.22%	0.64%	9.61%

Net assets, end of year (in 000’s)	$3,318	$3,559	$3,460	$4,191	$7,447

Ratio of net expenses to average net assets	0.79%	0.79%	0.82%	0.86%	0.86%

Ratio of total expenses to average net assets	0.97%	0.99%	1.03%	1.03%	0.99%

Ratio of net investment income to average net assets	1.19%	0.99%	1.37%	1.35%	1.06%

Portfolio turnover rate(c)	46%	53%	64%	62%	171%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$18.54	$14.43	$14.92	$16.66	$17.45

Net investment income(a)	0.21	0.17	0.21	0.22	0.18

Net realized and unrealized gain (loss)	(0.97)	4.48	0.19	(0.26)	1.39

Total from investment operations	(0.76)	4.65	0.40	(0.04)	1.57

Distributions to shareholders from net investment income	(0.18)	(0.21)	(0.22)	(0.19)	—

Distributions to shareholders from net realized gains	(1.91)	(0.33)	(0.67)	(1.51)	(2.36)

Total distributions	(2.09)	(0.54)	(0.89)	(1.70)	(2.36)

Net asset value, end of year	$15.69	$18.54	$14.43	$14.92	$16.66

Total Return(b)	(4.86)%	33.05%	2.29%	0.73%	9.67%

Net assets, end of year (in 000’s)	$2,245	$1,958	$1,636	$2,172	$1,106

Ratio of net expenses to average net assets	0.72%	0.72%	0.75%	0.78%	0.78%

Ratio of total expenses to average net assets	0.84%	0.86%	0.89%	0.89%	0.85%

Ratio of net investment income to average net assets	1.26%	1.06%	1.43%	1.44%	1.12%

Portfolio turnover rate(c)	46%	53%	64%	62%	171%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$17.27	$13.47	$13.97	$15.71	$16.86

Net investment income(a)	0.11	0.07	0.12	0.12	0.09

Net realized and unrealized gain (loss)	(0.91)	4.18	0.17	(0.25)	1.32

Total from investment operations	(0.80)	4.25	0.29	(0.13)	1.41

Distributions to shareholders from net investment income	(0.09)	(0.12)	(0.12)	(0.10)	(0.20)

Distributions to shareholders from net realized gains	(1.91)	(0.33)	(0.67)	(1.51)	(2.36)

Total distributions	(2.00)	(0.45)	(0.79)	(1.61)	(2.56)

Net asset value, end of year	$14.47	$17.27	$13.47	$13.97	$15.71

Total Return(b)	(5.46)%	32.32%	1.70%	0.12%	9.05%

Net assets, end of year (in 000’s)	$3,437	$3,269	$2,932	$4,008	$5,252

Ratio of net expenses to average net assets	1.29%	1.29%	1.32%	1.36%	1.36%

Ratio of total expenses to average net assets	1.47%	1.49%	1.53%	1.53%	1.49%

Ratio of net investment income to average net assets	0.69%	0.49%	0.89%	0.85%	0.56%

Portfolio turnover rate(c)	46%	53%	64%	62%	171%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Fund
	Class P Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$18.54	$14.43	$14.92	$16.66	$15.81

Net investment income(b)	0.21	0.17	0.21	0.21	0.08

Net realized and unrealized gain (loss)	(0.98)	4.48	0.19	(0.25)	0.77

Total from investment operations	(0.77)	4.65	0.40	(0.04)	0.85

Distributions to shareholders from net investment income	(0.18)	(0.21)	(0.22)	(0.19)	—

Distributions to shareholders from net realized gains	(1.91)	(0.33)	(0.67)	(1.51)	—

Total distributions	(2.09)	(0.54)	(0.89)	(1.70)	—

Net asset value, end of period	$15.68	$18.54	$14.43	$14.92	$16.66

Total Return(c)	(4.92)%	33.05%	2.29%	0.74%	5.38%

Net assets, end of period (in 000’s)	$197,335	$207,926	$154,720	$180,475	$248,012

Ratio of net expenses to average net assets	0.72%	0.72%	0.75%	0.78%	0.78	%(d)

Ratio of total expenses to average net assets	0.84%	0.86%	0.89%	0.88%	0.85	%(d)

Ratio of net investment income to average net assets	1.26%	1.05%	1.45%	1.43%	1.26	%(d)

Portfolio turnover rate(e)	46%	53%	64%	62%	171%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$44.72	$31.22	$32.33	$36.62	$38.27

Net investment income(a)	0.13	—	0.16	0.16	0.08

Net realized and unrealized gain (loss)	(1.59)	13.63	(0.22)	0.40	3.71

Total from investment operations	(1.46)	13.63	(0.06)	0.56	3.79

Distributions to shareholders from net investment income	(0.11)	(0.13)	(0.18)	(0.14)	(0.15)

Distributions to shareholders from net realized gains	(6.83)	—	(0.84)	(4.71)	(5.29)

Distributions to shareholders from return of capital	—	—	(0.03)	—	—

Total distributions	(6.94)	(0.13)	(1.05)	(4.85)	(5.44)

Net asset value, end of year	$36.32	$44.72	$31.22	$32.33	$36.62

Total Return(b)	(4.46)%	43.77%	(0.41)%	3.39%	10.68%

Net assets, end of year (in 000’s)	$458,090	$536,384	$424,878	$526,864	$630,820

Ratio of net expenses to average net assets	1.20%	1.21%	1.24%	1.22%	1.22%

Ratio of total expenses to average net assets	1.21%	1.21%	1.24%	1.23%	1.22%

Ratio of net investment income to average net assets	0.33%	0.01%	0.52%	0.49%	0.22%

Portfolio turnover rate(c)	69%	66%	87%	82%	137%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$38.53	$27.00	$28.10	$32.59	$34.68

Net investment loss(a)	(0.14)	(0.24)	(0.02)	(0.07)	(0.17)

Net realized and unrealized gain (loss)	(1.30)	11.77	(0.24)	0.29	3.33

Total from investment operations	(1.44)	11.53	(0.26)	0.22	3.16

Distributions to shareholders from net realized gains	(6.83)	—	(0.81)	(4.71)	(5.25)

Distributions to shareholders from return of capital	—	—	(0.03)	—	—

Total distributions	(6.83)	—	(0.84)	(4.71)	(5.25)

Net asset value, end of year	$30.26	$38.53	$27.00	$28.10	$32.59

Total Return(b)	(5.20)%	42.70%	(1.14)%	2.58%	9.86%

Net assets, end of year (in 000’s)	$9,337	$12,836	$16,230	$28,175	$78,897

Ratio of net expenses to average net assets	1.95%	1.96%	1.99%	1.98%	1.97%

Ratio of total expenses to average net assets	1.96%	1.96%	1.99%	1.98%	1.97%

Ratio of net investment loss to average net assets	(0.42)%	(0.73)%	(0.07)%	(0.24)%	(0.53)%

Portfolio turnover rate(c)	69%	66%	87%	82%	137%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$45.34	$31.65	$32.76	$37.06	$38.68

Net investment income(a)	0.28	0.15	0.26	0.29	0.21

Net realized and unrealized gain (loss)	(1.62)	13.80	(0.19)	0.39	3.77

Total from investment operations	(1.34)	13.95	0.07	0.68	3.98

Distributions to shareholders from net investment income	(0.25)	(0.26)	(0.30)	(0.27)	(0.26)

Distributions to shareholders from net realized gains	(6.83)	—	(0.84)	(4.71)	(5.34)

Distributions to shareholders from return of capital	—	—	(0.04)	—	—

Total distributions	(7.08)	(0.26)	(1.18)	(4.98)	(5.60)

Net asset value, end of year	$36.92	$45.34	$31.65	$32.76	$37.06

Total Return(b)	(4.12)%	44.27%	(0.03)%	3.78%	11.13%

Net assets, end of year (in 000’s)	$298,877	$331,383	$271,283	$346,004	$555,930

Ratio of net expenses to average net assets	0.83%	0.84%	0.86%	0.84%	0.83%

Ratio of total expenses to average net assets	0.84%	0.84%	0.86%	0.84%	0.83%

Ratio of net investment income to average net assets	0.71%	0.38%	0.82%	0.89%	0.58%

Portfolio turnover rate(c)	69%	66%	87%	82%	137%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Service Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$43.69	$30.50	$31.58	$35.89	$37.61

Net investment income (loss)(a)	0.08	(0.04)	0.13	0.12	0.04

Net realized and unrealized gain (loss)	(1.55)	13.31	(0.23)	0.38	3.65

Total from investment operations	(1.47)	13.27	(0.10)	0.50	3.69

Distributions to shareholders from net investment income	(0.07)	(0.08)	(0.11)	(0.10)	(0.12)

Distributions to shareholders from net realized gains	(6.83)	—	(0.84)	(4.71)	(5.29)

Distributions to shareholders from return of capital	—	—	(0.03)	—	—

Total distributions	(6.90)	(0.08)	(0.98)	(4.81)	(5.41)

Net asset value, end of year	$35.32	$43.69	$30.50	$31.58	$35.89

Total Return(b)	(4.60)%	43.57%	(0.52)%	3.25%	10.58%

Net assets, end of year (in 000’s)	$34,533	$34,851	$30,424	$47,597	$65,727

Ratio of net expenses to average net assets	1.33%	1.34%	1.36%	1.34%	1.33%

Ratio of total expenses to average net assets	1.34%	1.34%	1.36%	1.34%	1.33%

Ratio of net investment income (loss) to average net assets	0.20%	(0.12)%	0.43%	0.38%	0.11%

Portfolio turnover rate(c)	69%	66%	87%	82%	137%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$43.60	$30.44	$31.55	$35.89	$37.57

Net investment income(a)	0.25	0.10	0.22	0.23	0.17

Net realized and unrealized gain (loss)	(1.55)	13.28	(0.19)	0.37	3.63

Total from investment operations	(1.30)	13.38	0.03	0.60	3.80

Distributions to shareholders from net investment income	(0.21)	(0.22)	(0.26)	(0.23)	(0.18)

Distributions to shareholders from net realized gains	(6.83)	—	(0.84)	(4.71)	(5.30)

Distributions to shareholders from return of capital	—	—	(0.04)	—	—

Total distributions	(7.04)	(0.22)	(1.14)	(4.94)	(5.48)

Net asset value, end of year	$35.26	$43.60	$30.44	$31.55	$35.89

Total Return(b)	(4.21)%	44.11%	(0.16)%	3.63%	10.98%

Net assets, end of year (in 000’s)	$68,948	$42,206	$33,249	$41,809	$51,375

Ratio of net expenses to average net assets	0.95%	0.96%	0.99%	0.97%	0.97%

Ratio of total expenses to average net assets	0.96%	0.96%	0.99%	0.98%	0.97%

Ratio of net investment income to average net assets	0.65%	0.26%	0.72%	0.74%	0.47%

Portfolio turnover rate(c)	69%	66%	87%	82%	137%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$45.31	$31.62	$32.74	$37.04	$38.66

Net investment income(a)	0.29	0.15	0.25	0.27	0.22

Net realized and unrealized gain (loss)	(1.61)	13.80	(0.18)	0.41	3.76

Total from investment operations	(1.32)	13.95	0.07	0.68	3.98

Distributions to shareholders from net investment income	(0.26)	(0.26)	(0.27)	(0.27)	(0.27)

Distributions to shareholders from net realized gains	(6.83)	—	(0.84)	(4.71)	(5.33)

Distributions to shareholders from return of capital	—	—	(0.08)	—	—

Total distributions	(7.09)	(0.26)	(1.19)	(4.98)	(5.60)

Net asset value, end of year	$36.90	$45.31	$31.62	$32.74	$37.04

Total Return(b)	(4.09)%	44.33%	(0.05)%	3.79%	11.10%

Net assets, end of year (in 000’s)	$83,400	$80,114	$54,633	$50,538	$39,520

Ratio of net expenses to average net assets	0.82%	0.83%	0.85%	0.82%	0.82%

Ratio of total expenses to average net assets	0.83%	0.83%	0.85%	0.83%	0.82%

Ratio of net investment income to average net assets	0.72%	0.39%	0.82%	0.85%	0.60%

Portfolio turnover rate(c)	69%	66%	87%	82%	137%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$43.09	$30.09	$31.20	$35.52	$37.28

Net investment income (loss)(a)	0.04	(0.09)	0.10	0.08	(0.01)

Net realized and unrealized gain (loss)	(1.52)	13.14	(0.24)	0.37	3.61

Total from investment operations	(1.48)	13.05	(0.14)	0.45	3.60

Distributions to shareholders from net investment income	(0.02)	(0.05)	(0.10)	(0.06)	(0.09)

Distributions to shareholders from net realized gains	(6.83)	—	(0.84)	(4.71)	(5.27)

Distributions to shareholders from return of capital	—	—	(0.03)	—	—

Total distributions	(6.85)	(0.05)	(0.97)	(4.77)	(5.36)

Net asset value, end of year	$34.76	$43.09	$30.09	$31.20	$35.52

Total Return(b)	(4.68)%	43.41%	(0.65)%	3.10%	10.43%

Net assets, end of year (in 000’s)	$18,760	$21,249	$17,015	$21,916	$28,103

Ratio of net expenses to average net assets	1.45%	1.46%	1.49%	1.47%	1.47%

Ratio of total expenses to average net assets	1.46%	1.46%	1.49%	1.48%	1.47%

Ratio of net investment income (loss) to average net assets	0.09%	(0.23)%	0.32%	0.25%	(0.03)%

Portfolio turnover rate(c)	69%	66%	87%	82%	137%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Mid Cap Value Fund
	Class P Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$45.30	$31.62	$32.73	$37.04	$35.64

Net investment income(b)	0.29	0.15	0.26	0.29	0.13

Net realized and unrealized gain (loss)	(1.61)	13.79	(0.19)	0.39	1.27

Total from investment operations	(1.32)	13.94	0.07	0.68	1.40

Distributions to shareholders from net investment income	(0.26)	(0.26)	(0.33)	(0.28)	—

Distributions to shareholders from net realized gains	(6.83)	—	(0.84)	(4.71)	—

Distributions to shareholders from return of capital	—	—	(0.01)	—	—

Total distributions	(7.09)	(0.26)	(1.18)	(4.99)	—

Net asset value, end of period	$36.89	$45.30	$31.62	$32.73	$37.04

Total Return(c)	(4.09)%	44.30%	(0.02)%	3.80%	3.93%

Net assets, end of period (in 000’s)	$176,827	$191,790	$129,680	$141,460	$172,003

Ratio of net expenses to average net assets	0.82%	0.83%	0.85%	0.83%	0.86	%(d)

Ratio of total expenses to average net assets	0.83%	0.83%	0.85%	0.83%	0.86	%(d)

Ratio of net investment income to average net assets	0.71%	0.39%	0.82%	0.89%	0.94	%(d)

Portfolio turnover rate(e)	69%	66%	87%	82%	137%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$60.69	$40.60	$47.20	$59.98	$56.63

Net investment income (loss)(a)	0.10	(0.08)	0.20	0.20	0.04

Net realized and unrealized gain (loss)	(4.46)	20.27	(4.48)	(7.12)	9.70

Total from investment operations	(4.36)	20.19	(4.28)	(6.92)	9.74

Distributions to shareholders from net investment income	(0.03)	(0.10)	(0.26)	(0.02)	(0.08)

Distributions to shareholders from net realized gains	(11.85)	—	(2.06)	(5.84)	(6.31)

Total distributions	(11.88)	(0.10)	(2.32)	(5.86)	(6.39)

Net asset value, end of year	$44.45	$60.69	$40.60	$47.20	$59.98

Total Return(b)	(9.33)%	49.77%	(9.92)%	(11.16)%	18.15%

Net assets, end of year (in 000’s)	$333,814	$468,122	$413,666	$594,825	$803,918

Ratio of net expenses to average net assets	1.29%	1.30%	1.34%	1.34%	1.33%

Ratio of total expenses to average net assets	1.36%	1.36%	1.37%	1.36%	1.36%

Ratio of net investment income (loss) to average net assets	0.20%	(0.15)%	0.47%	0.39%	0.07%

Portfolio turnover rate(c)	65%	64%	75%	47%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$42.63	$28.68	$33.97	$45.37	$44.50

Net investment loss(a)	(0.18)	(0.33)	(0.02)	(0.13)	(0.31)

Net realized and unrealized gain (loss)	(2.73)	14.28	(3.21)	(5.43)	7.49

Total from investment operations	(2.91)	13.95	(3.23)	(5.56)	7.18

Distributions to shareholders from net realized gains	(11.85)	—	(2.06)	(5.84)	(6.31)

Net asset value, end of year	$27.87	$42.63	$28.68	$33.97	$45.37

Total Return(b)	(10.00)%	48.69%	(10.61)%	(11.83)%	17.26%

Net assets, end of year (in 000’s)	$1,788	$2,204	$3,220	$8,867	$37,157

Ratio of net expenses to average net assets	2.04%	2.05%	2.09%	2.09%	2.08%

Ratio of total expenses to average net assets	2.11%	2.11%	2.12%	2.11%	2.11%

Ratio of net investment loss to average net assets	(0.54)%	(0.89)%	(0.05)%	(0.36)%	(0.69)%

Portfolio turnover rate(c)	65%	64%	75%	47%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$66.58	$44.52	$51.56	$64.90	$60.78

Net investment income(a)	0.30	0.11	0.35	0.43	0.28

Net realized and unrealized gain (loss)	(5.02)	22.22	(4.87)	(7.71)	10.46

Total from investment operations	(4.72)	22.33	(4.52)	(7.28)	10.74

Distributions to shareholders from net investment income	(0.19)	(0.27)	(0.46)	(0.22)	(0.31)

Distributions to shareholders from net realized gains	(11.85)	—	(2.06)	(5.84)	(6.31)

Total distributions	(12.04)	(0.27)	(2.52)	(6.06)	(6.62)

Net asset value, end of year	$49.82	$66.58	$44.52	$51.56	$64.90

Total Return(b)	(9.02)%	50.29%	(9.60)%	(10.81)%	18.62%

Net assets, end of year (in 000’s)	$1,446,222	$2,331,482	$2,454,781	$3,114,853	$4,304,041

Ratio of net expenses to average net assets	0.97%	0.96%	0.96%	0.95%	0.94%

Ratio of total expenses to average net assets	0.99%	0.99%	0.99%	0.97%	0.97%

Ratio of net investment income to average net assets	0.51%	0.19%	0.74%	0.78%	0.45%

Portfolio turnover rate(c)	65%	64%	75%	47%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Service Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$58.44	$39.10	$45.50	$58.10	$55.04

Net investment income (loss)(a)	0.01	(0.15)	0.16	0.14	(0.03)

Net realized and unrealized gain (loss)	(4.24)	19.51	(4.35)	(6.90)	9.42

Total from investment operations	(4.23)	19.36	(4.19)	(6.76)	9.39

Distributions to shareholders from net investment income	—	(0.02)	(0.15)	—	(0.02)

Distributions to shareholders from net realized gains	(11.85)	—	(2.06)	(5.84)	(6.31)

Total distributions	(11.85)	(0.02)	(2.21)	(5.84)	(6.33)

Net asset value, end of year	$42.36	$58.44	$39.10	$45.50	$58.10

Total Return(b)	(9.48)%	49.53%	(10.04)%	(11.26)%	18.02%

Net assets, end of year (in 000’s)	$17,138	$27,102	$39,295	$75,860	$110,636

Ratio of net expenses to average net assets	1.47%	1.46%	1.46%	1.45%	1.44%

Ratio of total expenses to average net assets	1.49%	1.49%	1.49%	1.47%	1.47%

Ratio of net investment income (loss) to average net assets	0.01%	(0.31)%	0.39%	0.29%	(0.06)%

Portfolio turnover rate(c)	65%	64%	75%	47%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$60.18	$40.26	$46.84	$59.60	$56.32

Net investment income(a)	0.24	0.05	0.27	0.32	0.18

Net realized and unrealized gain (loss)	(4.41)	20.09	(4.39)	(7.09)	9.64

Total from investment operations	(4.17)	20.14	(4.12)	(6.77)	9.82

Distributions to shareholders from net investment income	(0.17)	(0.22)	(0.40)	(0.15)	(0.23)

Distributions to shareholders from net realized gains	(11.85)	—	(2.06)	(5.84)	(6.31)

Total distributions	(12.02)	(0.22)	(2.46)	(5.99)	(6.54)

Net asset value, end of year	$43.99	$60.18	$40.26	$46.84	$59.60

Total Return(b)	(9.07)%	50.14%	(9.70)%	(10.94)%	18.44%

Net assets, end of year (in 000’s)	$131,530	$140,918	$115,491	$132,434	$173,176

Ratio of net expenses to average net assets	1.04%	1.04%	1.09%	1.09%	1.08%

Ratio of total expenses to average net assets	1.11%	1.11%	1.12%	1.11%	1.11%

Ratio of net investment income to average net assets	0.46%	0.09%	0.64%	0.64%	0.31%

Portfolio turnover rate(c)	65%	64%	75%	47%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$66.55	$44.50	$51.53	$64.88	$60.77

Net investment income(a)	0.31	0.11	0.35	0.42	0.27

Net realized and unrealized gain (loss)	(5.02)	22.22	(4.85)	(7.70)	10.47

Total from investment operations	(4.71)	22.33	(4.50)	(7.28)	10.74

Distributions to shareholders from net investment income	(0.21)	(0.28)	(0.47)	(0.23)	(0.32)

Distributions to shareholders from net realized gains	(11.85)	—	(2.06)	(5.84)	(6.31)

Total distributions	(12.06)	(0.28)	(2.53)	(6.07)	(6.63)

Net asset value, end of year	$49.78	$66.55	$44.50	$51.53	$64.88

Total Return(b)	(9.02)%	50.31%	(9.58)%	(10.81)%	18.63%

Net assets, end of year (in 000’s)	$1,145,840	$1,436,954	$1,229,047	$1,302,069	$1,146,132

Ratio of net expenses to average net assets	0.96%	0.95%	0.95%	0.94%	0.93%

Ratio of total expenses to average net assets	0.98%	0.98%	0.98%	0.96%	0.96%

Ratio of net investment income to average net assets	0.54%	0.19%	0.74%	0.77%	0.44%

Portfolio turnover rate(c)	65%	64%	75%	47%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$58.98	$39.48	$45.96	$58.69	$55.60

Net investment income (loss)(a)	(0.03)	(0.21)	0.13	0.07	(0.11)

Net realized and unrealized gain (loss)	(4.28)	19.71	(4.42)	(6.96)	9.51

Total from investment operations	(4.31)	19.50	(4.29)	(6.89)	9.40

Distributions to shareholders from net investment income	—	—	(0.13)	—	—

Distributions to shareholders from net realized gains	(11.85)	—	(2.06)	(5.84)	(6.31)

Total distributions	(11.85)	—	(2.19)	(5.84)	(6.31)

Net asset value, end of year	$42.82	$58.98	$39.48	$45.96	$58.69

Total Return(b)	(9.53)%	49.39%	(10.16)%	11.37%	17.85%

Net assets, end of year (in 000’s)	$41,857	$62,339	$57,272	$84,684	$123,288

Ratio of net expenses to average net assets	1.54%	1.55%	1.59%	1.59%	1.58%

Ratio of total expenses to average net assets	1.61%	1.61%	1.62%	1.61%	1.61%

Ratio of net investment income (loss) to average net assets	(0.06)%	(0.40)%	0.30%	0.15%	(0.19)%

Portfolio turnover rate(c)	65%	64%	75%	47%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Fund
	Class P Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$66.55	$44.50	$51.53	$64.88	$60.80

Net investment income(b)	0.31	0.11	0.34	0.43	0.11

Net realized and unrealized gain (loss)	(5.01)	22.22	(4.85)	(7.71)	3.97

Total from investment operations	(4.70)	22.33	(4.51)	(7.28)	4.08

Distributions to shareholders from net investment income	(0.21)	(0.28)	(0.46)	(0.23)	—

Distributions to shareholders from net realized gains	(11.85)	—	(2.06)	(5.84)	—

Total distributions	(12.06)	(0.28)	(2.52)	(6.07)	—

Net asset value, end of period	$49.79	$66.55	$44.50	$51.53	$64.88

Total Return(c)	(9.01)%	50.28%	(9.56)%	(10.80)%	6.71%

Net assets, end of period (in 000’s)	$265,197	$333,524	$206,370	$231,930	$317,224

Ratio of net expenses to average net assets	0.96%	0.95%	0.95%	0.94%	0.93	%(d)

Ratio of total expenses to average net assets	0.98%	0.98%	0.98%	0.96%	0.97	%(d)

Ratio of net investment income to average net assets	0.53%	0.18%	0.74%	0.79%	0.46	%(d)

Portfolio turnover rate(e)	65%	64%	75%	47%	55%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$17.26	$11.50	$11.99	$13.58	$12.37

Net investment income(a)	0.05	0.01	0.06	0.07	0.04

Net realized and unrealized gain (loss)	(1.48)	5.80	(0.48)	(0.88)	1.72

Total from investment operations	(1.43)	5.81	(0.42)	(0.81)	1.76

Distributions to shareholders from net investment income	(0.04)	(0.05)	(0.07)	(0.02)	(0.08)

Distributions to shareholders from net realized gains	(0.93)	—	—	(0.76)	(0.47)

Total distributions	(0.97)	(0.05)	(0.07)	(0.78)	(0.55)

Net asset value, end of year	$14.86	$17.26	$11.50	$11.99	$13.58

Total Return(b)	(8.91)%	50.62%	(3.56)%	(5.42)%	14.47%

Net assets, end of year (in 000’s)	$2,231	$2,034	$988	$1,467	$1,699

Ratio of net expenses to average net assets	1.21%	1.21%	1.23%	1.23%	1.23%

Ratio of total expenses to average net assets	1.34%	1.42%	1.50%	1.56%	1.47%

Ratio of net investment income to average net assets	0.33%	0.07%	0.49%	0.61%	0.34%

Portfolio turnover rate(c)	90%	78%	76%	73%	105%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Class C Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$16.68	$11.17	$11.67	$13.30	$12.14

Net investment loss(a)	(0.07)	(0.10)	(0.01)	(0.02)	(0.06)

Net realized and unrealized gain (loss)	(1.42)	5.61	(0.49)	(0.85)	1.69

Total from investment operations	(1.49)	5.51	(0.50)	(0.87)	1.63

Distributions to shareholders from net realized gains	(0.93)	—	—	(0.76)	(0.47)

Net asset value, end of year	$14.26	$16.68	$11.17	$11.67	$13.30

Total Return(b)	(9.56)%	49.46%	(4.36)%	(6.07)%	13.63%

Net assets, end of year (in 000’s)	$997	$1,483	$948	$994	$1,140

Ratio of net expenses to average net assets	1.96%	1.96%	1.98%	1.98%	1.98%

Ratio of total expenses to average net assets	2.09%	2.17%	2.24%	2.31%	2.22%

Ratio of net investment loss to average net assets	(0.44)%	(0.69)%	(0.07)%	(0.15)%	(0.44)%

Portfolio turnover rate(c)	90%	78%	76%	73%	105%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$17.51	$11.67	$12.18	$13.74	$12.50

Net investment income(a)	0.12	0.07	0.09	0.12	0.08

Net realized and unrealized gain (loss)	(1.50)	5.87	(0.47)	(0.88)	1.75

Total from investment operations	(1.38)	5.94	(0.38)	(0.76)	1.83

Distributions to shareholders from net investment income	(0.09)	(0.10)	(0.13)	(0.04)	(0.12)

Distributions to shareholders from net realized gains	(0.93)	—	—	(0.76)	(0.47)

Total distributions	(1.02)	(0.10)	(0.13)	(0.80)	(0.59)

Net asset value, end of year	$15.11	$17.51	$11.67	$12.18	$13.74

Total Return(b)	(8.56)%	51.16%	(3.26)%	(5.00)%	14.93%

Net assets, end of year (in 000’s)	$23,900	$18,472	$7,054	$6,223	$5,666

Ratio of net expenses to average net assets	0.84%	0.84%	0.85%	0.84%	0.84%

Ratio of total expenses to average net assets	0.97%	1.05%	1.12%	1.17%	1.08%

Ratio of net investment income to average net assets	0.72%	0.44%	0.78%	0.99%	0.58%

Portfolio turnover rate(c)	90%	78%	76%	73%	105%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Investor Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$17.41	$11.59	$12.09	$13.67	$12.44

Net investment income(a)	0.09	0.07	0.08	0.10	0.08

Net realized and unrealized gain (loss)	(1.49)	5.82	(0.47)	(0.88)	1.73

Total from investment operations	(1.40)	5.89	(0.39)	(0.78)	1.81

Distributions to shareholders from net investment income	(0.08)	(0.07)	(0.11)	(0.04)	(0.11)

Distributions to shareholders from net realized gains	(0.93)	—	—	(0.76)	(0.47)

Total distributions	(1.01)	(0.07)	(0.11)	(0.80)	(0.58)

Net asset value, end of year	$15.00	$17.41	$11.59	$12.09	$13.67

Total Return(b)	(8.68)%	50.98%	(3.32)%	(5.19)%	14.82%

Net assets, end of year (in 000’s)	$11,178	$13,553	$1,435	$3,253	$5,541

Ratio of net expenses to average net assets	0.96%	0.96%	0.98%	0.98%	0.98%

Ratio of total expenses to average net assets	1.08%	1.15%	1.26%	1.30%	1.22%

Ratio of net investment income to average net assets	0.55%	0.40%	0.74%	0.85%	0.61%

Portfolio turnover rate(c)	90%	78%	76%	73%	105%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$17.50	$11.66	$12.16	$13.75	$12.51

Net investment income(a)	0.12	0.07	0.09	0.12	0.10

Net realized and unrealized gain (loss)	(1.51)	5.87	(0.46)	(0.89)	1.73

Total from investment operations	(1.39)	5.94	(0.37)	(0.77)	1.83

Distributions to shareholders from net investment income	(0.09)	(0.10)	(0.13)	(0.06)	(0.12)

Distributions to shareholders from net realized gains	(0.93)	—	—	(0.76)	(0.47)

Total distributions	(1.02)	(0.10)	(0.13)	(0.82)	(0.59)

Net asset value, end of year	$15.09	$17.50	$11.66	$12.16	$13.75

Total Return(b)	(8.56)%	51.12%	(3.17)%	(5.06)%	14.94%

Net assets, end of year (in 000’s)	$93,904	$97,324	$52,507	$57,055	$60,931

Ratio of net expenses to average net assets	0.83%	0.83%	0.84%	0.83%	0.83%

Ratio of total expenses to average net assets	0.96%	1.04%	1.11%	1.16%	1.07%

Ratio of net investment income to average net assets	0.70%	0.44%	0.79%	1.00%	0.75%

Portfolio turnover rate(c)	90%	78%	76%	73%	105%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small/Mid Cap Value Fund
	Class R Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$17.21	$11.46	$11.96	$13.56	$12.35

Net investment income (loss)(a)	0.01	(0.03)	0.03	0.04	0.01

Net realized and unrealized gain (loss)	(1.47)	5.78	(0.49)	(0.87)	1.72

Total from investment operations	(1.46)	5.75	(0.46)	(0.83)	1.73

Distributions to shareholders from net investment income	—	—	(0.04)	(0.01)	(0.05)

Distributions to shareholders from net realized gains	(0.93)	—	—	(0.76)	(0.47)

Total distributions	(0.93)	—	(0.04)	(0.77)	(0.52)

Net asset value, end of year	$14.82	$17.21	$11.46	$11.96	$13.56

Total Return(b)	(9.07)%	50.17%	(3.85)%	(5.65)%	14.20%

Net assets, end of year (in 000’s)	$105	$99	$74	$160	$207

Ratio of net expenses to average net assets	1.45%	1.46%	1.48%	1.48%	1.48%

Ratio of total expenses to average net assets	1.58%	1.67%	1.76%	1.81%	1.72%

Ratio of net investment income (loss) to average net assets	0.07%	(0.19)%	0.29%	0.36%	0.09%

Portfolio turnover rate(c)	90%	78%	76%	73%	105%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small/Mid Cap Value Fund
	Class P Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$17.49	$11.66	$12.16	$13.75	$13.26

Net investment income(b)	0.12	0.07	0.09	0.12	0.05

Net realized and unrealized gain (loss)	(1.50)	5.86	(0.46)	(0.89)	0.44

Total from investment operations	(1.38)	5.93	(0.37)	(0.77)	0.49

Distributions to shareholders from net investment income	(0.09)	(0.10)	(0.13)	(0.06)	—

Distributions to shareholders from net realized gains	(0.93)	—	—	(0.76)	—

Total distributions	(1.02)	(0.10)	(0.13)	(0.82)	—

Net asset value, end of period	$15.09	$17.49	$11.66	$12.16	$13.75

Total Return(c)	(8.51)%	51.04%	(3.17)%	(5.05)%	3.70%

Net assets, end of period (in 000’s)	$97,396	$92,056	$38,153	$48,725	$54,660

Ratio of net expenses to average net assets	0.83%	0.83%	0.84%	0.83%	0.83	%(d)

Ratio of total expenses to average net assets	0.96%	1.04%	1.11%	1.16%	1.09	%(d)

Ratio of net investment income to average net assets	0.70%	0.44%	0.79%	1.00%	0.99	%(d)

Portfolio turnover rate(e)	90%	78%	76%	73%	105%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements

August 31, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Focused Value	A, C, Institutional, Investor, P, R and R6	Non-Diversified
Equity Income, Large Cap Value, Mid Cap Value, Small Cap Value	A, C, Institutional, Service, Investor, P, R and R6	Diversified
Small/Mid Cap Value	A, C, Institutional, Investor, P, R and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each

102

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Equity Income	Quarterly	Annually
Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform

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Notes to Financial Statements (continued)

August 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the "Valuation Designee"). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2022:

EQUITY INCOME FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$2,500,621	$—	$—

Europe	19,851,456	—	—

North America	369,779,752	—	—

Oceania	4,567,540	—	—

Investment Company	8,778,605	—	—

Securities Lending Reinvestment Vehicle	2,353,075	—	—

Total	$407,831,049	$—	$—

FOCUSED VALUE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$41,819,178	$—	$—

Investment Company	922,973	—	—

Total	$42,742,151	$—	$—

LARGE CAP VALUE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$12,129,094	$—	$—

North America	432,935,835	—	—

Investment Company	4,276,030	—	—

Total	$449,340,959	$—	$—

MID CAP VALUE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$17,946,058	$—	$—

North America	1,108,411,894	—	—

Investment Company	22,288,207	—	—

Total	$1,148,646,159	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP VALUE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$28,440,265	$—	$—

Asia	14,496,168	—	—

Europe	4,810,998	—	—

North America	3,304,199,628	—	—

Investment Company	22,581,860	—	—

Securities Lending Reinvestment Vehicle	2,576,575	—	—

Total	$3,377,105,494	$—	$—

SMALL/MID CAP VALUE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$1,826,976	$—	$—

North America	225,471,594	—	—

Investment Company	1,414,538	—	—

Securities Lending Reinvestment Vehicle	489,327	—	—

Total	$229,202,435	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of August 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Contractual Management Rate	Effective Net Management Rate#
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Equity Income	0.69%	0.62%	0.59%	0.58%	0.57%	0.69%	0.69%
Focused Value	0.69	0.62	0.59	0.58	0.57	0.69	0.69
Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.75	0.69	*
Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.75	0.75
Small Cap Value	0.98	0.98	0.88	0.84	0.82	0.93	0.93
Small/Mid Cap Value	0.80	0.80	0.72	0.68	0.67	0.80	0.80

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.
*	GSAM agreed to waive a portion of its management fee with respect to the Large Cap Value Fund in order to achieve an effective net management fee rate of 0.69% as an annual percentage of the Fund’s average daily net assets. This arrangement will remain in effect through at least December 29, 2022, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended August 31, 2022, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Equity Income	$5,103
Focused Value	740
Large Cap Value	5,789
Mid Cap Value	22,638
Small Cap Value	54,812
Small/Mid Cap Value	4,775

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

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Notes to Financial Statements (continued)

August 31, 2022

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended August 31, 2022, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Equity Income	$—	$—
Focused Value	633	—
Large Cap Value	3,742	—
Mid Cap Value	18,552	—
Small Cap Value	5,575	—
Small/Mid Cap Value	882	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2022, the transfer agency fee waivers were as follows:

Transfer Agency Waivers (Class A, Class C, Investor, and Class R Shares)
Fund	Before December 29, 2021	As of December 29, 2021*
Equity Income	0.06%	0.06%
Focused Value	0.06%	0.06%
Large Cap Value	0.06%	0.06%
Mid Cap Value	—	0.01%
Small Cap Value	0.05%	0.05%
Small/Mid Cap Value	—	0.01%

*	These arrangements will remain in effect through at least December 29, 2022, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Equity Income, Focused Value, Large Cap Value, Small Cap Value and Small/Mid Cap Value Funds is 0.004% and for Mid Cap Value Fund is 0.104%. These Other Expense limitations will remain in place through at least December 29, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended August 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions
Equity Income	$5,103	$199,865	$314,084	$519,052
Focused Value	740	301	245,642	246,683
Large Cap Value	295,874	61,677	289,117	646,668
Mid Cap Value	22,638	38,770	—	61,408
Small Cap Value	54,812	311,679	822,257	1,188,748
Small/Mid Cap Value	4,775	1,137	292,336	298,248

G.  Line of Credit Facility — As of August 31, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies

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Notes to Financial Statements (continued)

August 31, 2022

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

H.  Other Transactions with Affiliates — The table below shows the transactions in and earnings from investments in the Government Money Market Fund — Institutional Shares for the fiscal year ended August 31, 2022:

Fund	Beginning Value as of August 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2022	Shares as of August 31, 2022	Dividend Income
Equity Income	$809,595	$34,778,465	$(26,809,455)	$8,778,605	8,778,605	$40,754
Focused Value	426,826	11,305,942	(10,809,795)	922,973	922,973	3,268
Large Cap Value	5,056,208	49,871,971	(50,652,149)	4,276,030	4,276,030	24,627
Mid Cap Value	10,084,240	203,944,795	(191,740,828)	22,288,207	22,288,207	88,041
Small Cap Value	5,404,503	1,043,071,863	(1,025,894,506)	22,581,860	22,581,860	233,202
Small/Mid Cap Value	583,228	78,482,626	(77,651,316)	1,414,538	1,414,538	17,848

As of August 31, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding shares of the following Funds:

Fund	Investor	Class R	Class R6
Focused Value	100%	31%	100%
Small/Mid Cap Value	—	9	—

For the fiscal year ended August 31, 2022, Goldman Sachs earned $27,454, $1,741 in brokerage commissions from portfolio transactions, on behalf of the Small Cap Value and Small/Mid Cap Value Funds, respectively.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2022, were as follows:

Fund	Purchases	Sales and Maturities
Equity Income	$72,638,650	$77,457,487
Focused Value	36,628,912	31,074,057
Large Cap Value	217,401,903	237,136,609
Mid Cap Value	825,492,339	879,090,790
Small Cap Value	2,663,994,901	3,750,038,273
Small/Mid Cap Value	240,710,291	211,395,329

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

6. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2022, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended August 31, 2022:

Fund	Beginning Value as of August 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2022
Equity Income	$—	$76,545,034	$(74,191,959)	$2,353,075
Large Cap Value		6,285,539	(6,285,539)	—
Mid Cap Value	—	47,198,686	(47,198,686)	—
Small Cap Value	26,189,986	251,995,464	(275,608,875)	2,576,575
Small/Mid Cap Value	764,357	16,965,967	(17,240,997)	489,327

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2022

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2022 was as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Distributions paid from:
Ordinary Income	$7,079,175	$1,688,667	$23,706,400	$82,393,152	$261,516,537	$5,745,544
Net long-term capital gains	27,116,845	780,613	32,761,288	109,758,802	561,166,518	7,410,639
Total taxable distributions	$34,196,020	$2,469,280	$56,467,688	$192,151,954	$822,683,055	$13,156,183

The tax character of distributions paid during the fiscal year ended August 31, 2021 was as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Distributions paid from:
Ordinary Income	$5,224,240	$113,569	$5,316,686	$5,537,175	$23,638,788	$843,660
Net long-term capital gains	—	132,959	9,286,554	—	—	—
Total taxable distributions	$5,224,240	$246,528	$14,603,240	$5,537,175	$23,638,788	$843,660

As of August 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Undistributed ordinary income — net	$2,414,190	$1,801,714	$4,729,058	$714,029	$6,873,810	$878,801
Undistributed long-term capital gains	12,881,236	1,853,261	32,029,313	129,938,542	446,948,406	13,539,786
Total undistributed earnings	$15,295,426	$3,654,975	$36,758,371	$130,652,571	$453,822,216	$14,418,587
Timing differences (Post October Capital Loss Deferral)	$—	$—	$(59,929)	$(1,345,688)	$(48,657,000)	$(5,294,551)
Unrealized gains (losses) — net	61,275,526	(1,518,595)	46,557,629	114,270,991	350,471,259	6,067,663
Total accumulated earnings (losses) — net	$76,570,952	$2,136,380	$83,256,071	$243,577,874	$755,636,475	$15,191,699

As of August 31, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Equity Income	Focused Value	Large Cap Value	Mid Cap Value	Small Cap Value	Small/Mid Cap Value
Tax Cost	$346,555,523	$44,260,747	$402,783,248	$1,034,375,168	$3,026,634,235	$223,134,772
Gross unrealized gain	78,625,410	3,157,662	75,450,308	174,263,258	599,894,034	25,626,975
Gross unrealized loss	(17,349,884)	(4,676,258)	(28,892,679)	(59,992,267)	(249,422,775)	(19,559,312)
Net unrealized gains (losses)	$61,275,526	$(1,518,596)	$46,557,629	$114,270,991	$350,471,259	$6,067,663

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

The Small Cap Value Fund reclassed $53,359,964 from distributable earnings to paid-in capital. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from redemptions utilized as distributions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — The Funds may invest in foreign securities, and as such the Funds may hold such securities and cash with foreign banks, agents, and securities depositories appointed by each Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

113

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2022

8. OTHER RISKS (continued)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Focused Value Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Equity Income Fund

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	212,235	$9,347,093	155,231	$6,592,880
Reinvestment	578,113	25,872,061	97,564	4,022,902
Shares redeemed	(701,423)	(31,322,062)	(861,842)	(36,162,254)
	88,925	3,897,092	(609,047)	(25,546,472)
Class C Shares
Shares sold	29,330	1,221,995	33,026	1,364,079
Reinvestment	9,217	390,565	881	34,582
Shares redeemed	(55,384)	(2,342,631)	(51,543)	(2,050,249)
	(16,837)	(730,071)	(17,636)	(651,588)
Institutional Shares
Shares sold	111,994	5,062,050	295,751	12,080,551
Reinvestment	58,273	2,659,792	10,545	444,680
Shares redeemed	(127,915)	(5,883,824)	(191,746)	(7,887,747)
	42,352	1,838,018	114,550	4,637,484
Service Shares
Shares sold	1	43	—	—
Reinvestment	162	7,278	34	1,353
Shares redeemed	(201)	(8,998)	(2,083)	(85,486)
	(38)	(1,677)	(2,049)	(84,133)
Investor Shares
Shares sold	51,928	2,264,233	59,768	2,292,195
Reinvestment	5,745	255,958	1,162	47,164
Shares redeemed	(17,083)	(767,315)	(59,364)	(2,405,016)
	40,590	1,752,876	1,566	(65,657)
Class R6 Shares
Shares sold	24,082	1,080,508	35,637	1,564,651
Reinvestment	12,235	558,521	2,242	94,517
Shares redeemed	(27,394)	(1,251,980)	(32,034)	(1,334,620)
	8,923	387,049	5,845	324,548
Class R Shares
Shares sold	1,107	49,414	1,469	60,884
Reinvestment	2,319	103,135	332	13,611
Shares redeemed	(16,755)	(703,600)	(3,324)	(145,641)
	(13,329)	(551,051)	(1,523)	(71,146)
Class P Shares
Shares sold	513,448	23,010,236	339,311	14,793,109
Reinvestment	80,631	3,671,657	10,775	459,964
Shares redeemed	(87,212)	(3,953,521)	(47,396)	(2,079,651)
	506,867	22,728,372	302,690	13,173,422

NET INCREASE/(DECREASE)	657,453	$29,320,608	(205,604)	$(8,283,542)

115

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2022

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Focused Value Fund

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,679	$104,758	13,820	$187,410
Reinvestment	1,229	17,568	233	2,864
Shares redeemed	(9,910)	(145,232)	(2,372)	(29,891)
	(1,002)	(22,906)	11,681	160,383
Class C Shares
Shares sold	21,802	303,369	4,449	56,724
Reinvestment	205	2,875	32	390
Shares redeemed	—	—	(4,012)	(53,213)
	22,007	306,244	469	3,901
Institutional Shares
Shares sold	124,969	1,706,005	461,883	5,966,246
Reinvestment	6,555	94,204	1,558	19,225
Shares redeemed	(368,709)	(5,584,597)	(138,463)	(1,851,275)
	(237,185)	(3,784,388)	324,978	4,134,196
Investor Shares
Reinvestment	60	869	58	715
Shares redeemed	—	—	(2,160)	(27,117)
	60	869	(2,102)	(26,402)
Class R6 Shares
Reinvestment	61	880	61	749
Shares redeemed	—	—	(2,182)	(27,410)
	61	880	(2,121)	(26,661)
Class R Shares
Shares sold	—	—	2,009	25,005
Reinvestment	186	2,652	85	1,033
Shares redeemed	—	—	(2,087)	(26,067)
	186	2,652	7	(29)
Class P Shares
Shares sold	908,004	12,665,202	1,680,361	22,219,682
Reinvestment	163,759	2,350,232	17,987	221,552
Shares redeemed	(240,447)	(3,262,340)	(237,498)	(3,121,295)
	831,316	11,753,094	1,460,850	19,319,939

NET INCREASE	615,443	$8,256,445	1,793,762	$23,565,327

116

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Large Cap Value Fund

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	365,242	$5,943,759	349,972	$5,579,387
Reinvestment	563,194	9,144,779	162,305	2,413,491
Shares redeemed	(681,679)	(11,082,735)	(976,224)	(15,456,763)
	246,757	4,005,803	(463,947)	(7,463,885)
Class C Shares
Shares sold	56,511	851,308	33,158	494,929
Reinvestment	88,611	1,339,801	33,099	462,331
Shares redeemed	(190,926)	(2,938,426)	(623,860)	(9,457,795)
	(45,804)	(747,317)	(557,603)	(8,500,535)
Institutional Shares
Shares sold	626,059	10,409,164	1,375,088	22,207,339
Reinvestment	1,247,850	20,558,707	361,313	5,436,359
Shares redeemed	(1,719,366)	(28,307,265)	(1,677,335)	(27,508,892)
	154,543	2,660,606	59,066	134,806
Service Shares
Shares sold	10,994	174,367	3,136	48,786
Reinvestment	2,024	32,674	692	10,246
Shares redeemed	(4,778)	(74,784)	(16,547)	(259,774)
	8,240	132,257	(12,719)	(200,742)
Investor Shares
Shares sold	24,532	401,303	24,135	376,684
Reinvestment	25,598	416,384	7,936	118,038
Shares redeemed	(28,850)	(460,428)	(81,344)	(1,249,105)
	21,280	357,259	(49,273)	(754,383)
Class R6 Shares
Shares sold	60,339	1,021,138	52,133	862,049
Reinvestment	12,450	210,990	4,213	65,011
Shares redeemed	(35,290)	(611,952)	(64,052)	(1,054,244)
	37,499	620,176	(7,706)	(127,184)
Class R Shares
Shares sold	66,137	1,041,116	40,768	647,742
Reinvestment	23,077	360,604	6,647	95,537
Shares redeemed	(41,066)	(665,638)	(75,778)	(1,189,156)
	48,148	736,082	(28,363)	(445,877)
Class P Shares
Shares sold	1,459,316	24,020,978	1,071,554	18,047,504
Reinvestment	1,381,051	23,402,507	372,659	5,747,842
Shares redeemed	(1,475,581)	(24,843,335)	(950,225)	(15,406,066)
	1,364,786	22,580,150	493,988	8,389,280

NET INCREASE/(DECREASE)	1,835,449	$30,345,016	(566,557)	$(8,968,520)

117

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2022

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Mid Cap Value Fund

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,091,758	$43,233,623	1,031,436	$40,336,696
Reinvestment	1,933,259	76,270,620	44,871	1,625,681
Shares redeemed	(2,406,280)	(95,958,872)	(2,690,532)	(101,945,991)
	618,737	23,545,371	(1,614,225)	(59,983,614)
Class C Shares
Shares sold	54,763	1,816,117	35,182	1,171,604
Reinvestment	59,326	1,955,389	—	—
Shares redeemed	(138,744)	(4,679,204)	(303,124)	(10,089,221)
	(24,655)	(907,698)	(267,942)	(8,917,617)
Institutional Shares
Shares sold	2,346,250	93,437,964	1,155,486	46,128,697
Reinvestment	1,122,095	45,050,337	47,467	1,739,185
Shares redeemed	(2,682,482)	(106,188,234)	(2,467,004)	(92,066,490)
	785,863	32,300,067	(1,264,051)	(44,198,608)
Service Shares
Shares sold	276,388	10,612,720	109,090	4,268,167
Reinvestment	136,339	5,231,527	1,886	66,820
Shares redeemed	(232,747)	(8,929,907)	(310,922)	(11,312,414)
	179,980	6,914,340	(199,946)	(6,977,427)
Investor Shares
Shares sold	1,233,197	45,791,416	171,226	6,545,668
Reinvestment	175,218	6,717,802	6,094	214,953
Shares redeemed	(420,756)	(15,885,773)	(301,636)	(10,961,443)
	987,659	36,623,445	(124,316)	(4,200,822)
Class R6 Shares
Shares sold	654,916	25,788,895	454,732	17,604,466
Reinvestment	282,541	11,334,959	11,214	410,672
Shares redeemed	(445,147)	(17,926,659)	(425,465)	(16,518,630)
	492,310	19,197,195	40,481	1,496,508
Class R Shares
Shares sold	159,583	5,992,308	234,713	8,995,740
Reinvestment	86,479	3,263,762	729	25,504
Shares redeemed	(199,386)	(7,485,820)	(307,787)	(11,513,139)
	46,676	1,770,250	(72,345)	(2,491,895)
Class P Shares
Shares sold	334,180	13,610,632	526,646	20,616,514
Reinvestment	747,768	29,991,781	28,656	1,049,073
Shares redeemed	(521,675)	(21,234,995)	(423,122)	(15,846,115)
	560,273	22,367,418	132,180	5,819,472

NET INCREASE/(DECREASE)	3,646,843	$141,810,388	(3,370,164)	$(119,454,003)

118

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Value Fund

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,016,199	$52,298,451	1,230,906	$67,319,753
Reinvestment	1,548,652	77,307,443	15,527	780,234
Shares redeemed	(2,769,477)	(142,660,949)	(3,721,510)	(196,881,407)
	(204,626)	(13,055,055)	(2,475,077)	(128,781,420)
Class C Shares
Shares sold	22,416	731,298	25,903	972,425
Reinvestment	15,673	492,910	—	—
Shares redeemed	(25,641)	(948,730)	(86,499)	(3,056,637)
	12,448	275,478	(60,596)	(2,084,212)
Institutional Shares
Shares sold	4,448,777	259,305,224	9,341,548	554,439,718
Reinvestment	6,413,362	358,897,882	238,033	13,094,190
Shares redeemed	(16,849,617)	(997,469,120)	(29,696,072)	(1,786,075,531)
	(5,987,478)	(379,266,014)	(20,116,491)	(1,218,541,623)
Service Shares
Shares sold	83,082	4,086,919	251,396	12,665,663
Reinvestment	97,079	4,620,960	362	17,550
Shares redeemed	(239,333)	(11,860,096)	(793,000)	(40,000,177)
	(59,172)	(3,152,217)	(541,242)	(27,316,964)
Investor Shares
Shares sold	2,020,703	109,296,547	1,283,937	69,289,196
Reinvestment	700,738	34,646,372	11,766	585,347
Shares redeemed	(2,072,762)	(106,724,172)	(1,822,724)	(99,813,142)
	648,679	37,218,747	(527,021)	(29,938,599)
Class R6 Shares
Shares sold	4,726,559	274,470,391	6,802,883	402,384,039
Reinvestment	4,374,531	244,668,903	130,800	7,191,362
Shares redeemed	(7,677,920)	(443,747,032)	(12,958,106)	(758,278,892)
	1,423,170	75,392,262	(6,024,423)	(348,703,491)
Class R Shares
Shares sold	213,009	10,356,347	263,888	14,384,017
Reinvestment	250,421	12,052,746	—	—
Shares redeemed	(542,785)	(26,668,443)	(657,475)	(33,897,526)
	(79,355)	(4,259,350)	(393,587)	(19,513,509)
Class P Shares
Shares sold	696,839	39,353,033	1,036,383	61,390,650
Reinvestment	1,101,018	61,591,156	24,327	1,337,472
Shares redeemed	(1,482,798)	(79,610,412)	(686,123)	(40,319,485)
	315,059	21,333,777	374,587	22,408,637

NET DECREASE	(3,931,275)	$(265,512,372)	(29,763,850)	$(1,752,471,181)

119

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2022

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small/Mid Cap Value Fund

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	49,387	$809,215	55,184	$864,878
Reinvestment	7,123	119,225	302	4,187
Shares redeemed	(24,243)	(407,696)	(23,483)	(325,941)
	32,267	520,744	32,003	543,124
Class C Shares
Shares sold	5,354	83,081	23,361	347,476
Reinvestment	4,667	75,226	—	—
Shares redeemed	(28,997)	(458,571)	(19,317)	(288,737)
	(18,976)	(300,264)	4,044	58,739
Institutional Shares
Shares sold	1,334,667	22,531,073	580,268	8,963,655
Reinvestment	70,009	1,191,559	4,243	59,578
Shares redeemed	(877,236)	(14,873,658)	(134,272)	(2,032,908)
	527,440	8,848,974	450,239	6,990,325
Investor Shares
Shares sold	607,274	9,838,989	709,366	11,793,257
Reinvestment	47,370	800,656	540	7,543
Shares redeemed	(688,133)	(10,797,900)	(55,116)	(788,661)
	(33,489)	(158,255)	654,790	11,012,139
Class R6 Shares
Shares sold	1,747,124	29,238,130	2,544,113	40,710,040
Reinvestment	330,864	5,624,330	31,315	439,348
Shares redeemed	(1,416,819)	(23,274,689)	(1,517,091)	(23,566,994)
	661,169	11,587,771	1,058,337	17,582,394
Class R Shares
Shares sold	1,902	31,970	1,131	17,646
Reinvestment	305	5,089	—	—
Shares redeemed	(859)	(14,597)	(1,788)	(27,296)
	1,348	22,462	(657)	(9,650)
Class P Shares
Shares sold	2,554,772	43,023,273	2,217,823	35,958,146
Reinvestment	314,116	5,339,404	23,673	332,143
Shares redeemed	(1,675,101)	(27,045,965)	(252,700)	(3,824,460)
	1,193,787	21,316,712	1,988,796	32,465,829

NET INCREASE	2,363,546	$41,838,144	4,187,552	$68,642,900

120

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Equity Income Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Equity Income Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Equity Income Fund, Goldman Sachs Focused Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, and Goldman Sachs Small/Mid Cap Value Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Mid Cap Value Fund and Small Cap Value Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2021,

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2022. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Mid Cap Value Fund’s and Small Cap Value Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Equity Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period and in the third quartile for the three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2022. They considered that the Focused Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period, in the third quartile for the three-year period, and in the fourth quartile for the five-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2022. The Trustees noted that the Large Cap Value Fund’s Institutional Shares had placed in the in the top half of the Fund’s peer group for the one-year period, in the third quartile for the three- and ten-year periods, and in the fourth quartile for the five-year period, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods ended March 31, 2022. They observed that the Mid Cap Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2022. The Trustees considered that the Small Cap Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period, in the third quartile for the ten-year period, and in the fourth quartile for the three- and five-year periods, and had outperformed the Fund’s benchmark index for the one- and ten-year periods and underperformed for the three- and five-year periods ended March 31, 2022. They noted that the Small/Mid Cap Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and three-year periods and in the third quartile for the five-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2022. The Trustees observed that the Small Cap Value Fund and Small/Mid Cap Value Fund had each experienced certain portfolio management changes in 2022.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Focused Value Fund that would have the effect of decreasing total Fund expenses, and that certain changes were being made to existing fee waiver or expense reimbursement arrangements of the Small Cap Value Fund that would have the effect of decreasing expenses of Class A, Class C, Investor, and Class R Shares of the Fund, with such changes taking effect in connection with each Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services

124

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2021 and 2020, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Equity Income Fund	Focused Value Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund

First $1 billion	0.69%	0.69%	0.75%	0.75%	0.98%	0.80%

Next $1 billion	0.62	0.62	0.68	0.75	0.98	0.80

Next $3 billion	0.59	0.59	0.65	0.68	0.88	0.72

Next $3 billion	0.58	0.58	0.64	0.65	0.84	0.68

Over $8 billion	0.57	0.57	0.63	0.64	0.82	0.67

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee for the Large Cap Value Fund and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by each Fund’s Class A, Class C, Investor, and Class R Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Small Cap Value Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders;

125

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2023.

126

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2022 through August 31, 2022, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Equity Income Fund				Focused Value Fund				Large Cap Value Fund
Share Class	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/2022*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/2022*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/2022*
Class A
Actual	$1,000.00	$952.72		$5.12	$1,000.00	$919.78		$5.03	$1,000.00	$934.12		$5.07
Hypothetical 5% return	1,000.00	1,019.96	+	5.30	1,000.00	1,019.96	+	5.30	1,000.00	1,019.96	+	5.30
Class C
Actual	1,000.00	949.08		8.79	1,000.00	916.55		8.65	1,000.00	931.03		8.71
Hypothetical 5% return	1,000.00	1,016.18	+	9.10	1,000.00	1,016.18	+	9.10	1,000.00	1,016.18	+	9.10
Institutional
Actual	1,000.00	954.41		3.60	1,000.00	921.46		3.54	1,000.00	936.16		3.56
Hypothetical 5% return	1,000.00	1,021.53	+	3.72	1,000.00	1,021.53	+	3.72	1,000.00	1,021.53	+	3.72
Service
Actual	1,000.00	951.78		6.05	N/A	N/A		N/A	1,000.00	933.87		6.00
Hypothetical 5% return	1,000.00	1,019.00	+	6.26	N/A	N/A		N/A	1,000.00	1,019.00	+	6.26
Investor
Actual	1,000.00	954.09		3.89	1,000.00	921.18		3.83	1,000.00	935.36		3.85
Hypothetical 5% return	1,000.00	1,021.22	+	4.02	1,000.00	1,021.22	+	4.02	1,000.00	1,021.22	+	4.02
Class R6
Actual	1,000.00	954.25		3.55	1,000.00	921.29		3.49	1,000.00	936.16		3.51
Hypothetical 5% return	1,000.00	1,021.58	+	3.67	1,000.00	1,021.58	+	3.67	1,000.00	1,021.58	+	3.67
Class R
Actual	1,000.00	951.76		6.35	1,000.00	918.61		6.24	1,000.00	932.95		6.29
Hypothetical 5% return	1,000.00	1,018.70	+	6.56	1,000.00	1,018.70	+	6.56	1,000.00	1,018.70	+	6.56
Class P
Actual	1,000.00	954.25		3.55	1,000.00	921.29		3.49	1,000.00	935.56		3.51
Hypothetical 5% return	1,000.00	1,021.58	+	3.67	1,000.00	1,021.58	+	3.67	1,000.00	1,021.58	+	3.67

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Equity Income	1.04%	1.79%	0.73%	1.23%	0.79%	0.72%	1.29%	0.72%
Focused Value	1.04	1.79	0.73	N/A	0.79	0.72	1.29	0.72
Large Cap Value	1.04	1.79	0.73	1.23	0.79	0.72	1.29	0.72

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GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2022 (Unaudited) (continued)

	Mid Cap Value Fund				Small Cap Value Fund				Small/Mid Cap Value Fund
Share Class	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/2022*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/2022*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/2022*
Class A
Actual	$1,000.00	$933.92		$5.83	$1,000.00	$892.21		$6.15	$1,000.00	$888.23		$5.71
Hypothetical 5% return	1,000.00	1,019.18	+	6.09	1,000.00	1,018.70	+	6.56	1,000.00	1,019.16	+	6.11
Class C
Actual	1,000.00	930.22		9.47	1,000.00	888.71		9.71	1,000.00	885.16		9.27
Hypothetical 5% return	1,000.00	1,015.40	+	9.89	1,000.00	1,014.92	+	10.36	1,000.00	1,015.38	+	9.91
Institutional
Actual	1,000.00	935.39		4.08	1,000.00	893.79		4.63	1,000.00	890.40		4.00
Hypothetical 5% return	1,000.00	1,020.99	+	4.26	1,000.00	1,020.32	+	4.94	1,000.00	1,020.97	+	4.28
Service
Actual	1,000.00	933.16		6.51	1,000.00	891.60		7.01	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.47	+	6.80	1,000.00	1,017.80	+	7.48	N/A	N/A		N/A
Investor
Actual	1,000.00	935.03		4.62	1,000.00	893.56		4.96	1,000.00	889.68		4.52
Hypothetical 5% return	1,000.00	1,020.43	+	4.82	1,000.00	1,019.96	+	5.30	1,000.00	1,020.42	+	4.84
Class R6
Actual	1,000.00	935.84		4.03	1,000.00	893.72		4.58	1,000.00	890.27		3.95
Hypothetical 5% return	1,000.00	1,021.04	+	4.21	1,000.00	1,020.37	+	4.89	1,000.00	1,021.02	+	4.23
Class R
Actual	1,000.00	932.90		7.05	1,000.00	891.34		7.34	1,000.00	887.43		6.90
Hypothetical 5% return	1,000.00	1,017.91	+	7.36	1,000.00	1,017.44	+	7.83	1,000.00	1,017.90	+	7.38
Class P
Actual	1,000.00	935.58		4.03	1,000.00	893.90		4.58	1,000.00	890.27		3.95
Hypothetical 5% return	1,000.00	1,021.04	+	4.21	1,000.00	1,020.37	+	4.89	1,000.00	1,021.02	+	4.23

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Mid Cap Value	1.20%	1.95%	0.84%	1.34%	0.95%	0.83%	1.45%	0.83%
Small Cap Value	1.29	2.04	0.97	1.47	1.04	0.96	1.54	0.96
Small/Mid Cap Value	1.20	1.95	0.84	N/A	0.95	0.83	1.45	0.83

128

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust	103	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 65	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021-Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 73	Trustee	Since 2007

Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Director of 1735 NY Investments, LLC (oversees an investment fund that supports the mission of the American Institute of Architects) (2022-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	None

129

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019- January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

				103	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Paul C. Wirth Age: 64	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

130

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2022.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2022, Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

131

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust – Fundamental Equity Value Funds – Tax Information (Unaudited)

For the year ended August 31, 2022, 100%, 26.99%, 42.34%, 30.86%, 24.98% and 60.68%, respectively, of the dividends paid from net investment company taxable income by the Equity Income, Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Equity Income, Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value, and Small/Mid Cap Value Funds designate $27,116,845, $780,613, $32,761,288, $109,758,802, $561,166,518, and $7,410,639 respectively or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2022.

For the year ended August 31, 2022, the Equity Income, Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value and Small/Mid Cap Value Funds designate 100%, 29.14%, 33.41%, 16.20%, 18.30% and 40.01%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended August 31, 2022, the Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value, and Small/Mid Cap Value Funds designate $1,373,512, $18,992,444, $76,410,252, $244,875,050, and $4,541,178 respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

For the year ended August 31, 2022, 1.40%, 1.66%, 2.28%, 3.76%, and 5.59% of the dividends paid from net investment company taxable income by the Focused Value, Large Cap Value, Mid Cap Value, Small Cap Value, and Small Mid/Cap Value Funds, respectively, qualify as section 199A dividends.

132

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.27 trillion in assets under supervision as of June 30, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[4]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[5]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Gregory G. Weaver Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L .P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2022 Goldman Sachs. All rights reserved. 295256-OTU-1687449 EQVALAR-22

Goldman Sachs Funds

Annual Report	August 31, 2022

Global Tax-Aware Equity Portfolios
Enhanced Dividend Global Equity Portfolio
Tax-Advantaged Global Equity Portfolio

Goldman Sachs Global Tax-Aware Equity Portfolios

∎	ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

∎	TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Global Tax-Aware Equity Portfolios

Investment Strategy

The Portfolios invest in a strategic mix of Underlying Funds (as defined below) and other securities with the goal of achieving long-term growth of capital (both Portfolios) and current income (Goldman Sachs Enhanced Dividend Global Equity Portfolio only). Under normal conditions, at least 80% of the Portfolios’ total assets measured at the time of purchase will be allocated among the Underlying Funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management or an affiliate, now or in the future, acts as investment adviser or principal underwriter (“Underlying Funds”). Also under normal circumstances, each of the Portfolios invests up to 10% of its total assets to implement investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments (“Tactical Views”) generated by the Goldman Sachs Investment Strategy Group.

Market Review

During the 12 months ended August 31, 2022 (the “Reporting Period”), the financial markets were most influenced by inflationary pressures, shifting central bank monetary policy, rising interest rates, macroeconomic data and the Russia/Ukraine war.

In September 2021, when the Reporting Period began, risk assets weakened following strong calendar year performance through August. The weakness was driven by a debt crisis at Evergrande, one of China’s largest property developers, and an increase in inflation that led many global central banks, including the U.S. Federal Reserve (the “Fed”) and the European Central Bank (“ECB”), to upgrade their inflation forecasts. Fed policymakers hinted they could start tapering the Fed’s $120 billion a month asset purchase program in the near term and end it entirely by mid-2022. Additionally, the Fed’s median dot plot projection indicated interest rate hikes could begin in 2022, rather than in 2023 as previously forecast. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee.) Higher inflation expectations and the Fed’s more hawkish stance pushed up U.S. Treasury yields, as markets priced in a potential 25 basis point interest rate hike by the end of 2022. (Hawkish tends to imply higher interest rates; opposite of dovish. A basis point is 1/100th of a percentage point.) In this environment, global equities declined, led by U.S. and European stocks. In contrast, Japanese equities registered gains. Emerging markets equities broadly declined as well. Within fixed income, U.S. Treasury yields rose modestly, with the yield on the bellwether 10-year U.S. Treasury security climbing 20 basis points. Within commodities, crude oil and natural gas prices rose, while metals prices fell. In currencies, the U.S. dollar strengthened versus other major currencies, benefiting from the global equity market decline and higher U.S. Treasury yields.

During the fourth quarter of 2021, global economic activity stabilized somewhat following a rather weak third calendar quarter, though inflation remained elevated. The U.S. labor market strengthened, with the unemployment rate falling to 3.9% in December, a pandemic-era low. The backdrop of a tightening labor market, healthy economic growth and accelerating inflation led the Fed to signal that its monetary policy would be less accommodative going forward. During December, policymakers began to scale back the Fed’s asset purchase program and then announced they would accelerate the pace of tapering, starting in January 2022. They also indicated the Fed might hike interest rates three times in 2022. Policy guidance in China was the opposite, as the People’s Bank of China (“PBoC”) signaled more accommodative policy to support economic growth. In the financial markets, equity performance saw significant dispersion across countries. Developed markets equities rose substantially, while emerging markets equities fell modestly. U.S. stocks were the best performers among developed markets equities, followed by European stocks. Japanese equities declined slightly. In the emerging markets, Chinese equities weighed on overall performance, while Taiwanese equities rallied. Concerns around China’s property sector, negative earnings revisions and regulatory risks, especially for technology companies, pressured Chinese stocks. Within fixed income, government bond yields were volatile. The 10-year U.S. Treasury yield began the quarter at 1.50% and then rose to 1.67% by the end of October as inflation remained elevated and the Fed started to shift its policy stance. The emergence of the COVID-19 Omicron variant pushed that yield down to 1.34% in early December. As market participants learned that Omicron, though highly transmissible, was not as severe as initially feared, risk sentiment improved. Along with the Fed’s hawkish stance, this helped push the 10-year U.S. Treasury yield back toward 1.50% by the end of the fourth calendar quarter. Within commodities, crude oil prices were generally flat, with significant volatility throughout the quarter, while metals experienced positive performance. Within currencies, the Chinese renminbi appreciated versus the U.S. dollar, while the U.S. dollar continued to strengthen versus developed markets currencies.

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MARKET REVIEW

In the first quarter of 2022, inflationary pressures intensified, with many developed nations experiencing their fastest price increases in decades. As a result, a number of central banks took policy action. In March, the Fed hiked interest rates for the first time since 2018. Fed Chair Jerome Powell also indicated the U.S. central bank was prepared to act even more aggressively to tackle inflation. Elsewhere, the Bank of England raised rates, while the ECB opened the door for rate increases some time in 2022. Meanwhile, China’s central bank pledged to keep its monetary policy flexible and responsive to changing economic conditions, with an overriding objective of achieving stability. The PBoC cut its interest rates, reduced the amount of cash banks had to hold in reserve and boosted credit expansion in an effort to help bolster the country’s slowing economy. The economic slowdown was driven, in part, by China’s continued “zero-COVID” strategy, as a growing wave of local COVID-19 cases led authorities to place both Shenzhen and Shanghai into lockdown. During February, geopolitical tensions added uncertainty to an already complex investment backdrop, as energy and commodity prices jumped in response to Russia’s invasion of Ukraine late in the month. Global equities broadly declined during the first calendar quarter, with Russia’s invasion of Ukraine exacerbating the sell-off. Within fixed income, government bond yields rose meaningfully, pushed higher by rising inflation and hawkish central banks. Among currencies, the U.S. dollar was rather flat versus the Chinese renminbi but appreciated versus developed markets currencies. Of particular note, the Russian ruble hit an all-time low relative to the U.S. dollar during the quarter.

Global economic activity moderated noticeably in the second quarter of 2022 amid tighter financial conditions and COVID-19 flare-ups in China. Inflation accelerated, as food and energy prices rose in the wake of Russia’s attack on Ukraine. Higher inflation led to weaker consumer purchasing power and weaker consumer sentiment, which, in turn, weighed on consumption. However, job creation remained strong, especially in the U.S. Major central banks focused on taming inflation, signaling they would continue to tighten monetary policy until inflation came down toward their respective target levels. In the U.S., the Fed raised interest rates twice during the second calendar quarter and suggested rates would be higher still by the end of 2022 calendar year. Meanwhile, the ECB announced the end of its Pandemic Emergency Purchase Programme, effective July 1, 2022. The two outliers among major central banks were the Bank of Japan and the PBoC. Both remained dovish in an effort to support economic growth as inflation was not considered to be a major problem in either country. (Dovish tends to imply lower interest rates; opposite of hawkish.) Against this backdrop, global equities continued to sell off, led by a steep drop in the U.S stock market. Emerging market equities also fell, though Chinese stocks broadly recorded gains. In fixed income, government bond yield volatility continued as markets continued to struggle to price in higher inflation on the one hand and recession fears on the other. Overall, government bond yields rose during the quarter in response to inflationary pressures and hawkish central banks. Within commodities, crude oil prices rallied but metals prices suffered substantial losses. In currencies, the U.S. dollar continued its strong performance, appreciating versus most other global currencies during the second calendar quarter.

In July 2022, global equities generated positive returns despite macroeconomic weakness and elevated inflation, as investors focused on less hawkish Fed commentary and better than market expected second calendar quarter corporate earnings and guidance. Although the Fed raised interest rates during the month, Fed Chair Powell suggested the pace of rate hikes might slow going forward and become more data dependent. In Europe, the ECB increased interest rates and also signaled that future hikes were likely to be data dependent. Within global equities, the developed equity markets broadly recorded gains, while the performance of emerging markets equities was rather flat. Many emerging equity markets performed well during the month, but they were held back overall by a decline in Chinese stocks amid growing investor concerns about China’s property market. In fixed income, government bond yields fell in response to weaker macroeconomic data. Commodities struggled across the board, as both precious and industrial metals followed crude oil prices lower against the backdrop of slower global economic growth. As for currencies, the U.S. dollar appreciated versus the euro and Chinese renminbi but weakened versus the Japanese yen.

In August 2022, global equity markets were volatile. They rallied during the first half of the month, as U.S. inflation eased and the U.S. labor market remained robust, but then sold off in the second half of the month on the back of hawkish Fed commentary. Although U.S. inflation moderated, it remained elevated, prompting the Fed to signal further monetary policy tightening. For August overall, global equities broadly posted losses. Within developed markets equities, U.S. and European stocks retreated and Japanese equities advanced. Emerging markets equities recorded a modest gain. In fixed income, government bond yields rose amid ongoing inflationary pressures and hawkish central bank rhetoric. Commodities continued their poor run, with crude oil, natural gas and metals prices all declining during the month. In currencies, the U.S. dollar appreciated versus developed market currencies and the Chinese renminbi, as investor risk aversion increased and government bond yields rose.

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MARKET REVIEW

For the Reporting Period overall, global equity markets, as measured by the MSCI All Country World Index Investable Market Index, declined 14.32%. Developed markets stocks, represented by the MSCI World Index, fell 10.80%, with U.S. stocks, as measured by the S&P 500® Index, dropping 11.23% and non-U.S. developed markets stocks, as measured by the MSCI EAFE Index, dropping 19.37%. Emerging markets equities, as measured by the MSCI Emerging Markets Index, fell 21.48%. In fixed income, except in the very shortest maturities, bond prices broadly declined as yields rose. Commodities, as represented by the S&P GSCI Commodity Index, generated a gain of 42.19%. The U.S. dollar appreciated versus most global currencies during the Reporting Period overall.

Looking Ahead

At the end of the Reporting Period, we thought risk assets were facing a number of headwinds, including slower economic growth, high U.S. home prices, the tight U.S. labor market, elevated oil prices and the Russia/Ukraine conflict. Overall, we believed the risk of a global recession had increased materially given macroeconomic weakness and generally hawkish central banks. Within equities, we believed fundamentals had softened, as market expectations for earnings per share and profit margins were trending downward at the end of the Reporting Period. Although corporate earnings generally remained strong, forward guidance was modestly lower in certain consumer-facing industries. Against this backdrop, we believed the risk-reward for equities was skewed to the downside. However, we thought the decline in equity valuations during the Reporting Period, along with ongoing weakness in investor sentiment, could potentially provide attractive opportunities in the near term. As for fixed income, we expected government bond yields to grind higher overall, but we thought they could fall on expectations of slower economic growth and heightened geopolitical uncertainty.

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PORTFOLIO RESULTS

Goldman Sachs Enhanced Dividend

Global Equity Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Effective January 18, 2022, changes were made to the principal investment strategy of the Goldman Sachs Enhanced Dividend Global Equity Portfolio (the “Portfolio”) wherein the Portfolio no longer implemented tactical views through an investment in the Goldman Sachs Tactical Tilt Overlay Fund but directly implemented tactical views by investing up to 10% of its total net assets in any one or in any combination of U.S. and foreign equity securities, including common and preferred stocks; pooled investment vehicles, including, but not limited to, unaffiliated investment companies, ETFs, exchange-traded notes and the Underlying Funds; fixed income instruments, which include, among others, debt issued by U.S. and foreign governments, their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, commercial paper, certificates of deposit, debt participations and non-investment grade securities; and derivatives.

Below, the Goldman Sachs Multi-Asset Solutions Team and the Goldman Sachs Quantitative Investment Strategies Team discuss the Portfolio’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, Institutional, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -9.61%, -9.32%, -9.25% and -9.26%, respectively. These returns compare to the -15.70% average annual total return of the Portfolio’s blended benchmark, the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), over the same time period. The components of the EDGE Composite Index — the MSCI All Country World Index (ACWI) Investable Market Index (“MSCI ACWI IMI”) (90%) and the Bloomberg U.S. Aggregate Bond Index (10%) — returned -16.24% and -11.52%, respectively, during the Reporting Period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	While absolute returns disappointed, relative to the EDGE Composite Index, the Portfolio benefited during the Reporting Period from its strategic weightings, our tactical allocation decisions (“Tactical Views”) and the overall performance of the Underlying Funds. (The strategic weightings are based upon Goldman Sachs Investment Strategy Group’s (“ISG”) assumptions regarding long-term expected returns, expected volatilities and expected correlations as well as the investment views of the Goldman Sachs ISG.) Within its strategic weightings, the Fund’s lower allocation than the EDGE Composite Index to investment grade fixed income added to its performance, as yields rose during the Reporting Period.

Q	How were the Portfolio’s tactical asset allocation decisions managed during the Reporting Period?

A

In keeping with our investment process, we implemented Tactical Views in an effort to enhance performance. From the beginning of the Reporting Period through January 17, 2022, these Tactical Views were implemented through an investment in the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), which seeks long-term total return through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments. Beginning January 18, 2022, the Portfolio implemented its Tactical Views directly by investing up to 10% of its total net assets in a variety of securities and instruments to implement investment ideas that are generally derived from short-term

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PORTFOLIO RESULTS

or medium-term market views on a variety of asset classes and instruments generated by the Goldman Sachs ISG.

As mentioned previously, the Portfolio’s Tactical Views contributed positively to its performance during the Reporting Period overall.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	To implement strategic asset allocation decisions, the Portfolio invests in ten Underlying Funds (“Underlying Strategic Funds”). The Underlying Tactical Fund was used to implement Tactical Views from the start of the Reporting Period through January 17, 2022.

During the Reporting Period, the Portfolio was invested in eight of the nine Underlying Strategic Funds, four of which outperformed their respective benchmark indices. (The Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund during the Reporting Period.)

Two of the Underlying Strategic Funds that outperformed in relative terms — the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund — are those in which the Portfolio invested a significant percentage of its equity allocation. The other Underlying Strategic Funds that outperformed their respective benchmark indices during the Reporting Period were the Goldman Sachs Small Cap Equity Insights Fund and the Goldman Sachs International Small Cap Insights Fund.

The Goldman Sachs Real Estate Securities Fund, the Goldman Sachs Global Infrastructure Fund, the Goldman Sachs MLP Energy Infrastructure Fund and the Goldman Sachs Emerging Markets Equity Insights Fund underperformed their respective benchmark indices during the Reporting Period.

From the beginning of the Reporting Period through January 17, 2022, the Portfolio’s Underlying Tactical Fund underperformed its cash benchmark index[1] by 51 basis points.[2]

Q	How did call writing affect performance?

A	As mentioned above, the Portfolio’s two largest allocations were to the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund, which earn premiums through an equity index call writing strategy. When equity markets are down, flat or modestly positive, these Underlying Strategic Funds tend to outperform their respective benchmark indices because of the premiums they earn from call writing. When equity markets rally strongly, these two Underlying Strategic Funds are likely to trail their respective benchmark indices. Although the Underlying Strategic Funds keep the premiums they earn from call writing, they can underperform when the call options are exercised.

During the Reporting Period, the call writing strategies of the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund contributed positively to their performance, as the U.S. and international equity markets declined.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	As mentioned previously, the Portfolio’s Tactical Views were implemented through an investment in the Underlying Tactical Fund from the start of the Reporting Period through January 17, 2022. As of January 18, 2022, we implemented Tactical Views directly, first by adding most of the tactical tilts that were represented in the Underlying Tactical Fund to the Portfolio and then by making a number of changes through the rest of the Reporting Period.

Regarding equity-related exposures, during March 2022, we removed the systematic upside improvement tilt, which seeks to identify stocks likely to outperform the market based on a variety of technical and fundamental ranking factors. This tilt tends to have a bias toward value stocks and had realized substantial gains since January 2022, as value stocks broadly outperformed growth stocks. The Portfolio continued to have exposure to value stocks through long positions in energy stocks, accomplished through an Underlying Fund, and in European banks, accomplished through total return swaps. During May, we purchased an S&P 500® Index call option and sold an S&P 500® Index put option based on our belief that investors were rather defensively positioned and that risk mitigation efforts had created conditions for a possible equity market rally. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at the time of expiry. A put option is an

[1]	ICE BofA 3-Month U.S. Treasury Bill Index (the “Index”). The Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

[2]	Performance quoted is for Institutional Shares. A basis point is 1/100th of a percentage point.

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PORTFOLIO RESULTS

option contract that gives the holder the right, but not the obligation, to sell a certain quantity of an underlying security at an agreed-upon price at the time of expiry.) In July, we implemented an S&P 500® Energy Index call option spread. (An option spread is an options strategy that involves buying and selling the same number of options on an underlying asset, but at different strike prices and maturities.) At the time, we thought weakness in energy stocks was at odds with solid company fundamentals and seemed to reflect a significant risk premium for slowing economic growth. We believed the energy sector could rebound as investors gained more confidence in the durability of capital discipline by company managements and the persistence of tight oil markets. However, due to continued uncertainties around the path of inflation and the degree of further monetary policy tightening, we decided it would be prudent to mitigate potential downside risk for the Portfolio’s long positions in energy stocks by expressing our positive views about the sector via a call option spread. During August 2022, we established an S&P 500® Index calendar put spread to help hedge against the impact of a short-term market decline. (A calendar spread is a derivatives strategy in which an investor takes a long and a short position on the same asset using derivatives contracts with different expiration dates. The goal is to profit from the difference in price on the underlying asset between the two expiration dates.) Also in August, we removed a portion of the Portfolio’s long position in European banks. Given increasing near-term risks and because of a significant rally during July, we decided to mitigate potential downside risk by closing half of the Portfolio’s position.

Regarding fixed income-related exposures, in February 2022, we established a position in a five-year Mexican interest rate swap, as we expected Mexico’s interest rates to fall on the back of a central bank hiking cycle that was shallower than the market had expected. We exited this position in March, as the Russia/Ukraine conflict drove up the prices of commodities, such as wheat and corn, which could undermine the disinflationary path we had envisioned for Mexico. At the same time, we thought the conflict was likely to dampen investor sentiment for emerging economies, including Mexico. During April, we added a position in two-year U.S. Treasury futures because we thought they offered an attractive cash alternative for investors who were willing to hold them through what is likely to be a volatile period for bonds. During July, we reduced the Portfolio’s long position in U.S. bank loans, implemented through Underlying Funds, in the wake of strong performance.

In terms of currency-related exposures, during March 2022, we eliminated the Portfolio’s long position in the U.S. dollar versus its short position in the Japanese yen. We removed the position as the U.S. dollar had appreciated significantly and it appeared that downside risks to the Japanese yen had eased. During May, we removed the Portfolio’s long position in the U.S. dollar versus its short position in the Swiss franc after the rapid depreciation of the Swiss franc had brought the currency closer to its value before the onset of the COVID-19 pandemic. In July, we initiated a short position in the euro relative to a long position in the Swiss franc, as slowing European economic growth, coupled with rising risks from an energy shortage, suggested the euro could weaken relative to the Swiss franc in the near term. Also during July, we established a long position in the Brazilian real versus a short position in the U.S. dollar because we thought the Brazilian real might strengthen as election uncertainty in Brazil declined.

As for commodities-related exposures, in a risk management move during July, we trimmed the Portfolio’s long position in energy master limited partnerships, which was accomplished through Underlying Funds, based on strong 2022 year-to-date performance and signs of slowing economic growth.

The Portfolio’s strategic weightings were modified on June 30, 2022 to reflect Goldman Sachs ISG’s investment outlook across asset classes. As a result, the Portfolio’s strategic allocation to U.S. equities increased, while its strategic allocations to international small-cap and large-cap equities, as well as its strategic allocation to emerging markets equities, decreased.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Portfolio employed equity index options to implement Tactical Views on a variety of equity markets. The use of equity index options had a positive impact on performance. Equity options were used to tactically adjust the amount of equity risk in the Portfolio, which added to the Portfolio’s returns. In addition, the Portfolio’s use of total return swaps within the systematic upside improvement tilt, as well as to express Tactical Views on a number of equity markets and European bank stocks, had a positive impact on performance. The Portfolio employed interest rate swaps to express Tactical Views on Mexican interest rates, which had a negative impact on performance. In addition, the Portfolio utilized U.S. Treasury futures and swaptions to implement Tactical Views on the

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PORTFOLIO RESULTS

direction of U.S. interest rates. U.S. Treasury futures detracted from the Portfolio’s returns, while swaptions added to performance. Forward foreign currency exchange contracts, which were used to hedge the Portfolio’s exposure to the British pound, euro, Australian dollar, Swiss franc and Japanese yen, added to performance during the Reporting Period. The overall use of equities options and swaps detracted from performance during the Reporting Period.

In addition, some of the Portfolio’s Underlying Funds, including the Portfolio’s Underlying Tactical Fund, used derivatives to apply their active investment views with greater versatility or to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	Were there any changes to the Portfolio’s portfolio management team during the Reporting Period?

A	Effective January 18, 2022, Sergey Kraytman and David Hale became portfolio managers of the Portfolio. As of February 11, 2022, Monali Vora no longer served as a portfolio manager for the Portfolio. At the end of the Reporting Period, Sergey Kraytman, David Hale, Aron Kershner and John Sienkiewicz were portfolio managers for the Portfolio. By design, all investment decisions for the Portfolio are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Portfolio.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, we plan to maintain the Portfolio’s strategic weightings and Tactical Views according to the Goldman Sachs ISG’s views as we continue to seek long-term growth of capital.

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PORTFOLIO BASICS

Enhanced Dividend Global Equity Portfolio

as of August 31, 2022

OVERALL UNDERLYING FUND WEIGHTINGS[1]

Percentage of Net Assets

[1]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	Represents unaffiliated funds.

For more information about the Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about the Portfolio’s investment strategies, holdings, and performance.

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GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $1,000,000 investment made on September 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), which is comprised of 10% of the Bloomberg U.S. Aggregate Bond Index, and 90% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) (“MSCI ACWI IMI”) (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Enhanced Dividend Global Equity Portfolio’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2012 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-9.61%	5.34%	7.03%	—
Including sales charges	-14.61%	4.15%	6.43%	—

Institutional	-9.32%	5.73%	7.46%	—

Class R6 (Commenced December 29, 2017)	-9.25%	N/A	N/A	4.87%

Class P (Commenced April 17, 2018)	-9.26%	N/A	N/A	5.08%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs Tax-Advantaged

Global Equity Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Effective January 18, 2022, changes were made to the principal investment strategy of the Goldman Sachs Enhanced Dividend Global Equity Portfolio (the “Portfolio”) wherein the Portfolio no longer implemented tactical views through an investment in the Goldman Sachs Tactical Tilt Overlay Fund but directly implemented tactical views by investing up to 10% of its total net assets in any one or in any combination of U.S. and foreign equity securities, including common and preferred stocks; pooled investment vehicles, including, but not limited to, unaffiliated investment companies, ETFs, exchange-traded notes and the Underlying Funds; fixed income instruments, which include, among others, debt issued by U.S. and foreign governments, their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, commercial paper, certificates of deposit, debt participations and non-investment grade securities; and derivatives.

Below, the Goldman Sachs Multi-Asset Solutions Team and the Goldman Sachs Quantitative Investment Strategies Team discuss the Portfolio’s performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, Institutional, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -12.59%, -12.31%, -12.24% and -12.28%, respectively. These returns compare to the -15.70% average annual total return of the Portfolio’s blended benchmark, the Tax-Advantaged Global Equity Composite Index (“TAG Composite Index”), over the same time period. The components of the TAG Composite Index — the MSCI All Country World Index (ACWI) Investable Market Index (“MSCI ACWI IMI”) (90%) and the Bloomberg U.S. Aggregate Bond Index (10%) — returned -16.24% and -11.52%, respectively, during the Reporting Period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	While absolute returns disappointed, the Portfolio’s strategic weightings and tactical allocation decisions (“Tactical Views”) added to its performance relative to the TAG Composite Index during the Reporting Period. The overall performance of the Underlying Funds detracted from relative returns. (The strategic weightings are based upon Goldman Sachs Investment Strategy Group’s (“ISG”) assumptions regarding long-term expected returns, expected volatilities and expected correlations as well as the investments views of the Goldman Sachs ISG.) Within its strategic weightings, the Fund’s lower allocation than the TAG Composite Index to investment grade fixed income added to its performance, as yields rose during the Reporting Period.

Q	How were the Portfolio’s tactical asset allocation decisions managed during the Reporting Period?

A

In keeping with our investment process, we implemented Tactical Views in an effort to enhance performance. From the beginning of the Reporting Period through January 17, 2022, these Tactical Views were implemented through an investment in the Goldman Sachs Tactical Tilt Overlay Fund (the “Underlying Tactical Fund”), which seeks long-term total return through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments. Beginning January 18, 2022, the Portfolio implemented its Tactical Views directly by investing up to 10% of its total net assets in a variety of securities and instruments to implement investment ideas that are generally derived from short-term

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PORTFOLIO RESULTS

or medium-term market views on a variety of asset classes and instruments generated by the Goldman Sachs ISG.

As mentioned previously, the Portfolio’s Tactical Views contributed positively to its performance during the Reporting Period overall.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	To implement strategic asset allocation decisions, the Portfolio invests in nine Underlying Funds (“Underlying Strategic Funds”). The Underlying Tactical Fund was used to implement Tactical Views from the start of the Reporting Period through January 17, 2022.

During the Reporting Period, the Portfolio was invested in seven of the eight Underlying Strategic Funds, six of which underperformed their respective benchmark indices. (The Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund during the Reporting Period.)

Two of the Underlying Strategic Funds that underperformed in relative terms — the Goldman Sachs U.S. Tax-Managed Equity Fund and the Goldman Sachs International Tax-Managed Equity Fund — are those in which the Portfolio held its largest weightings. The other Underlying Strategic Funds that underperformed their respective benchmark indices during the Reporting Period were the Goldman Sachs Global Real Estate Securities Fund, the Goldman Sachs Global Infrastructure Fund, the Goldman Sachs MLP Energy Infrastructure Fund and the Goldman Sachs Emerging Markets Equity Insights Fund.

The Goldman Sachs International Small Cap Insights Fund outperformed its benchmark index during the Reporting Period.

From the beginning of the Reporting Period through January 17, 2022, the Portfolio’s Underlying Tactical Fund underperformed its cash benchmark index[1] by 51 basis points.[2]

Q	What changes did you make during the Reporting Period within the Portfolio?

A	As mentioned previously, the Portfolio’s Tactical Views were implemented through an investment in the Underlying Tactical Fund from the start of the Reporting Period through January 17, 2022. As of January 18, 2022, we implemented Tactical Views directly, first by adding most of the tactical tilts that were represented in the Underlying Tactical Fund to the Portfolio and then by making a number of changes through the rest of the Reporting Period.

Regarding equity-related exposures, during March 2022, we removed the systematic upside improvement tilt, which seeks to identify stocks likely to outperform the market based on a variety of technical and fundamental ranking factors. This tilt tends to have a bias toward value stocks and had realized substantial gains since January 2022, as value stocks broadly outperformed growth stocks. The Portfolio continued to have exposure to value stocks through long positions in energy stocks, accomplished through an Underlying Fund, and in European banks, accomplished through total return swaps. During May, we purchased an S&P 500® Index call option and sold an S&P 500® Index put option based on our belief that investors were rather defensively positioned and that risk mitigation efforts had created conditions for a possible equity market rally. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at the time of expiry. A put option is an option contract that gives the holder the right, but not the obligation, to sell a certain quantity of an underlying security at an agreed-upon price at the time of expiry.) In July, we implemented an S&P 500® Energy Index call option spread. (An option spread is an options strategy that involves buying and selling the same number of options on an underlying asset, but at different strike prices and maturities.) At the time, we thought weakness in energy stocks was at odds with solid company fundamentals and seemed to reflect a significant risk premium for slowing economic growth. We believed the energy sector could rebound as investors gained more confidence in the durability of company managements’ capital discipline and the persistence of tight oil markets. However, due to continued uncertainties around the path of inflation and the degree of further monetary policy tightening, we decided it would be prudent to mitigate potential downside risk for the Portfolio’s long positions in energy stocks by expressing our positive views about the sector via the call option spread. During August 2022, we established an S&P 500® Index calendar put spread to help

[1]	ICE BofA 3-Month U.S. Treasury Bill Index (the “Index”). The Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

[2]	Performance quoted is for Institutional Shares. A basis point is 1/100th of a percentage point.

11

PORTFOLIO RESULTS

hedge against the impact of a short-term market decline. (A calendar spread is a derivatives strategy in which an investor takes a long and a short position on the same asset using derivatives contracts with different expiration dates. The goal is to profit from the difference in price on the underlying asset between the two expiration dates.) Also in August, we removed a portion of the Portfolio’s long position in European banks. Given increasing near-term risks and because of a significant rally during July, we decided to mitigate potential downside risk by closing half of the Portfolio’s position.

Regarding fixed income-related exposures, in February 2022, we established a position in a five-year Mexican interest rate swap, as we expected Mexico’s interest rates to fall on the back of a central bank hiking cycle that was shallower than the market had expected. We exited this position in March, as the Russia/Ukraine conflict drove up the prices of commodities, such as wheat and corn, which could undermine the disinflationary path we had envisioned for Mexico. At the same time, we thought the conflict was likely to dampen investor sentiment for emerging economies, including Mexico. During April, we added a position in two-year U.S. Treasury futures because we thought they offered an attractive cash alternative for investors who were willing to hold them through what is likely to be a volatile period for bonds. During July, we reduced the Portfolio’s long position in U.S. bank loans, implemented through Underlying Funds, in the wake of strong performance.

In terms of currency-related exposures, during March 2022, we eliminated the Portfolio’s long position in the U.S. dollar versus its short position in the Japanese yen. We removed the position as the U.S. dollar had appreciated significantly and it appeared that downside risks to the Japanese yen had eased. During May, we removed the Portfolio’s long position in the U.S. dollar versus its short position in the Swiss franc after the rapid depreciation of the Swiss franc had brought the currency closer to its value before the onset of the COVID-19 pandemic. In July, we initiated a short position in the euro relative to a long position in the Swiss franc, as slowing European economic growth, coupled with rising risks from an energy shortage, suggested the euro could weaken relative to the Swiss franc in the near term. Also during July, we established a long position in the Brazilian real versus a short position in the U.S. dollar because we thought the Brazilian real might strengthen as election uncertainty in Brazil declined.

As for commodities-related exposures, in a risk management move during July, we trimmed the Portfolio’s long position in energy master limited partnerships, which was accomplished through Underlying Funds, based on strong 2022 year-to-date performance and signs of slowing economic growth.

Regarding the Portfolio’s strategic weightings, they were modified on June 30, 2022 to reflect Goldman Sachs ISG’s investment outlook across asset classes. As a result, the Portfolio’s strategic allocation to U.S. equities increased, while its strategic allocations to international small-cap and large-cap equities, as well as its strategic allocation to emerging markets equities, decreased.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Portfolio employed equity index options to implement Tactical Views on a variety of equity markets. The use of equity index options had a positive impact on performance. Equity options were used to tactically adjust the amount of equity risk in the Portfolio, which added to the Portfolio’s returns. In addition, the Portfolio’s use of total return swaps within the systematic upside improvement tilt, as well as to express Tactical Views on a number of equity markets and European bank stocks, had a positive impact on performance. The Portfolio employed interest rate swaps to express Tactical Views on Mexican interest rates, which had a negative impact on performance. In addition, the Portfolio utilized U.S. Treasury futures and swaptions to implement Tactical Views on the direction of U.S. interest rates. U.S. Treasury futures detracted from the Portfolio’s returns, while swaptions added to performance. Forward foreign currency exchange contracts, which were used to hedge the Portfolio’s exposure to the British pound, euro, Australian dollar, Swiss franc and Japanese yen, added to performance during the Reporting Period. The overall use of equities options and swaps detracted from performance during the Reporting Period.

In addition, some of the Portfolio’s Underlying Funds, including the Portfolio’s Underlying Tactical Fund, used derivatives to apply their active investment views with greater versatility or to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

12

PORTFOLIO RESULTS

Q	Were there any changes to the Portfolio’s portfolio management team during the Reporting Period?

A	Effective January 18, 2022, Sergey Kraytman and David Hale became portfolio managers of the Portfolio. As of February 11, 2022, Monali Vora no longer served as a portfolio manager for the Portfolio. At the end of the Reporting Period, Sergey Kraytman, David Hale, Aron Kershner and John Sienkiewicz were portfolio managers for the Portfolio. By design, all investment decisions for the Portfolio are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Portfolio.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, we plan to maintain the Portfolio’s strategic weightings and Tactical Views according to the Goldman Sachs ISG’s views as we continue to seek long-term growth of capital.

13

PORTFOLIO BASICS

Tax-Advantaged Global Equity Portfolio

as of August 31, 2022

OVERALL UNDERLYING FUND WEIGHTINGS[1]

Percentage of Net Assets

[1]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	Represents unaffiliated funds.

For more information about the Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about the Portfolio’s investment strategies, holdings, and performance.

14

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $1,000,000 investment made on September 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark the Goldman Sachs Tax-Advantaged Global Composite Index (“TAG Composite Index”), which is comprised of 10% of the Bloomberg U.S. Aggregate Bond Index, and 90% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) (“MSCI ACWI IMI”) (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Tax-Advantaged Global Equity Portfolio’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2012 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-12.59%	6.18%	8.48%	—
Including sales charges	-17.40%	4.99%	7.87%	—

Institutional	-12.31%	6.58%	8.89%	—

Class R6 (Commenced December 29, 2017)	-12.24%	N/A	N/A	5.47%

Class P (Commenced April 17, 2018)	-12.28%	N/A	N/A	5.47%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares. Because Institutional, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

15

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Index Definition

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The EDGE Composite Index (“EDGE Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The EDGE Composite is comprised of MSCI ACWI IMI (90%) and the Bloomberg U.S. Aggregate Bond Index (10%).

The EDGE Composite figures do not reflect any deduction for fees, expenses or taxes.

The TAG Composite Index (“TAG Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The TAG Composite is comprised of the MSCI ACWI IMI (90%) and the Bloomberg U.S. Aggregate Bond Index (10%).

The TAG Composite figures do not reflect any deduction for fees, expenses or taxes.

The Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds and mortgage backed and asset-backed securities.

The MSCI ACWI IMI captures large, mid and small cap representation across 23 developed markets and 24 emerging markets.

With 9,261 constituents, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of August 31, 2022, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US The 24 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates

It is not possible to invest directly in an unmanaged index.

16

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2022

Shares	Description	Value

Underlying Funds (Class R6 Shares)(a) – 90.4%
Equity – 90.1%
15,400,005	Goldman Sachs US Equity Dividend and Premium Fund	$216,986,076
11,529,956	Goldman Sachs International Equity Dividend and Premium Fund	68,603,239
1,421,108	Goldman Sachs Small Cap Equity Insights Fund	32,472,311
1,167,703	Goldman Sachs International Small Cap Insights Fund	12,669,574
1,228,155	Goldman Sachs Emerging Markets Equity Insights Fund	9,923,491
275,568	Goldman Sachs MLP Energy Infrastructure Fund	7,941,873
568,308	Goldman Sachs Global Infrastructure Fund	7,331,174
656,590	Goldman Sachs Global Real Estate Securities Fund	6,467,410
59,558	Goldman Sachs Energy Infrastructure Fund	662,285

		363,057,433

Fixed Income – 0.3%
143,300	Goldman Sachs High Yield Floating Rate Fund	1,279,665

TOTAL UNDERLYING FUNDS (CLASS R6 SHARES)
(Cost $282,616,507)		$364,337,098

Exchange Traded Funds – 0.8%
10,942	Energy Select Sector SPDR Fund	$880,831
10,957	Health Care Select Sector SPDR Fund	1,366,995
2,804	iShares Core MSCI Emerging Markets ETF	135,882
1,243	iShares iBoxx $ Investment Grade Corporate Bond ETF	135,823
1,652	iShares iBoxx High Yield Corporate Bond ETF	123,124

Exchange Traded Funds – (continued)
28,200	Sprott Physical Uranium Trust*	354,070

TOTAL EXCHANGE TRADED FUNDS
(Cost $2,970,017)		$2,996,725

Shares	Dividend Rate	Value

Investment Company – 7.6%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
30,671,846	2.154%	$30,671,846
(Cost $30,671,846)

TOTAL INVESTMENTS – 98.8%
(Cost $316,258,370)		$398,005,669

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		4,923,576

NET ASSETS – 100.0%		$402,929,245

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2022, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Bank of New York Company	USD	1,337,635	DKK	9,300,000	9/21/2022	$79,409
Bank of New York Company	USD	228,617	ILS	760,000	9/21/2022	252
Bank of New York Company	USD	369,626	NOK	3,500,000	9/21/2022	17,310
Barclays Bank PLC	USD	1,373,709	HKD	10,750,000	9/21/2022	3,463
Deutsche Bank Securities	ILS	40,000	USD	12,004	9/21/2022	15

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments (continued)

August 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Deutsche Bank Securities	USD	14,385	AUD	20,000	9/21/2022	$695
Deutsche Bank Securities	USD	18,718	DKK	130,000	9/21/2022	1,130
Deutsche Bank Securities	USD	556,894	EUR	520,000	9/21/2022	33,646
Deutsche Bank Securities	USD	8,000,568	GBP	6,409,415	9/21/2022	551,988
Deutsche Bank Securities	USD	76,663	HKD	600,000	9/21/2022	184
Deutsche Bank Securities	USD	502,162	JPY	65,000,000	9/21/2022	33,557
Deutsche Bank Securities	USD	26,450	NOK	250,000	9/21/2022	1,285
Deutsche Bank Securities	USD	96,812	NZD	150,000	9/21/2022	5,036
Deutsche Bank Securities	USD	61,108	SEK	600,000	9/21/2022	4,769
Deutsche Bank Securities	USD	7,277	SGD	10,000	9/21/2022	120
JP Morgan & Chase Co.	USD	15,436,690	EUR	14,424,225	9/21/2022	922,373
RBC Capital Markets	USD	10,709,232	JPY	1,384,272,100	9/21/2022	729,595
RBC Capital Markets	USD	604,250	SGD	830,000	9/21/2022	10,261
UBS Financial Services	USD	4,022,236	AUD	5,609,962	9/21/2022	182,400
UBS Financial Services	USD	5,198,310	CHF	4,980,844	9/21/2022	94,823
UBS Financial Services	USD	1,687,362	SEK	16,575,000	9/21/2022	130,999

TOTAL						$2,803,310

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Deutsche Bank Securities	CHF	20,000	USD	20,923	9/21/2022	$(431)
Morgan Stanley Co., Inc.	AUD	560,000	USD	386,747	9/21/2022	(3,445)
Morgan Stanley Co., Inc.	CHF	590,000	USD	621,437	9/21/2022	(16,910)
Morgan Stanley Co., Inc.	DKK	890,000	USD	126,110	9/21/2022	(5,699)
Morgan Stanley Co., Inc.	EUR	1,840,000	USD	1,939,026	9/21/2022	(87,534)
Morgan Stanley Co., Inc.	GBP	605,000	USD	737,512	9/21/2022	(34,422)
Morgan Stanley Co., Inc.	HKD	380,000	USD	48,536	9/21/2022	(100)
Morgan Stanley Co., Inc.	USD	11,503	ILS	40,000	9/21/2022	(516)
Morgan Stanley Co., Inc.	JPY	111,000,000	USD	822,523	9/21/2022	(22,290)
Morgan Stanley Co., Inc.	NOK	50,000	USD	5,085	9/21/2022	(52)
Morgan Stanley Co., Inc.	NZD	20,000	USD	12,479	9/21/2022	(242)
Morgan Stanley Co., Inc.	SEK	1,875,000	USD	183,906	9/21/2022	(7,847)
Morgan Stanley Co., Inc.	SGD	70,000	USD	50,411	9/21/2022	(316)

TOTAL						$(179,804)

FUTURES CONTRACTS — At August 31, 2022, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	6	09/16/22	$1,205,216	$(18,266)
Stoxx Europe 600 Index Future	5	09/16/22	109,534	(5,220)
U.S. Treasury 10 Year Note	37	12/20/22	4,343,701	(28,576)
U.S. Treasury 2 Year Note	45	12/30/22	9,396,566	(24,964)
U.S. Treasury 5 Year Note	22	12/30/22	2,446,438	(11,485)

TOTAL FUTURES CONTRACTS				$(88,511)

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received/(Paid) by the Portfolio		Counterparty	Termination Date(a)	Notional Amount (000’s)			Unrealized Appreciation/ (Depreciation)*
JPGSVENK Index	0.090	%(b)	J.P. Morgan Securities LLC	10/06/2022	$		1,292	$55,618
SX7T Index	(0.150	)(c)	Bank of America, LLC	04/05/2023		EUR	674	35,188
SX7T Index	(0.150	)(c)	Bank of America, LLC	04/05/2023		EUR	1,395	(14,014)

TOTAL								$76,792

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	The Portfolio pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Portfolio will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
(b)	Payments made monthly.
(c)	Payments made quarterly.

PURCHASED & WRITTEN OPTIONS CONTRACTS — At August 31, 2022, the Portfolio had the following purchased option contracts:

OVER THE COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased Option Contracts:
Puts
Put EUR/Call USD	Morgan Stanley and Co.	$1.132	03/08/2023	520,000	$520,000	$58,780	$11,563	$47,217
Put EUR/Call CHF	Bank of America N.A.	0.980	12/22/2022	620,000	620,000	10,892	11,338	(446)
Put USD/Call BRL	Morgan Stanley Capital Services LLC	5.224	09/23/2022	1,260,000	1,260,000	24,060	13,772	10,288

TOTAL					$2,400,000	$93,732	$36,673	$57,059
Written Option Contracts:
Puts
Put EUR/Call USD	Morgan Stanley and Co.	$1.132	03/08/2023	(520,000)	$(520,000)	$(58,780)	$(9,527)	$(49,253)
Put EUR/Call CHF	Bank of America N.A.	0.940	12/22/2022	(620,000)	(620,000)	(3,591)	(4,606)	1,015

TOTAL					$(1,140,000)	$(62,371)	$(14,133)	$(48,238)

OVER THE COUNTER OPTIONS ON EQUITIES CONTRACTS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased Option Contracts:
Calls
KraneShares CSI China Internet ETF	JPMorgan Chase Bank, N.A.	$39.728	01/02/2023	15,384	$15,384	$12,647	$41,560	$(28,913)
Energy Select Sector SPDR ETF	Morgan Stanley Capital Services LLC	76.560	10/03/2022	17,436	17,436	98,566	77,590	20,976

					$32,820	$111,213	$119,150	$(7,937)

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments (continued)

August 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER OPTIONS ON EQUITIES CONTRACTS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Portfolio	Unrealized Appreciation/ (Depreciation)

Puts
S&P 500 Index	Morgan Stanley Capital Services LLC	$4,215.730	10/03/2022	624	$624	$168,666	$74,986	$93,680

TOTAL					$33,444	$279,879	$194,136	$85,743
Written Option Contracts:
Calls
KraneShares CSI China Internet ETF	JPMorgan Chase Bank, N.A.	$44.496	01/02/2023	(15,384)	$(15,384)	$(7,052)	$(25,669)	$18,617
Energy Select Sector SPDR ETF	Morgan Stanley Capital Services LLC	85.070	10/03/2022	(17,436)	(17,436)	(26,955)	(41,743)	14,788

					$(32,820)	$(34,007)	$(67,412)	$33,405
Puts
S&P 500 Index	Morgan Stanley Capital Services LLC	$4,004.970	01/02/2023	(947)	$(947)	$(210,970)	$(193,323)	$(17,647)
XLV Index	Morgan Stanley and Co.	125.580	01/02/2023	(10,982)	(10,982)	(66,273)	(81,586)	15,313
S&P 500 Index	Morgan Stanley Capital Services LLC	3,983.470	01/02/2023	(327)	(327)	(69,914)	(96,644)	26,730
S&P 500 Index	Morgan Stanley Capital Services LLC	3,645.000	01/23/2023	(321)	(321)	(38,314)	(54,891)	16,577
S&P 500 Index	Morgan Stanley Capital Services LLC	3,688.770	12/31/2022	(624)	(624)	(72,580)	(48,047)	(24,533)
					$(13,201)	$(458,051)	$(474,491)	$16,440

TOTAL					$(46,021)	$(492,058)	$(541,903)	$49,845

OVER THE COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased Option Contracts:
Calls
3M IRS	Morgan Stanley Capital Services LLC	$2.430	01/27/2023	760,000	$760,000	$20,937	$40,480	$(19,543)
Written Option Contracts:
Calls
3M IRS	Morgan Stanley Capital Services LLC	1.930	01/27/2023	(760,000)	(760,000)	(5,738)	(15,180)	9,442
Puts
3M IRS	Morgan Stanley Capital Services LLC	2.830	01/27/2023	(760,000)	(760,000)	(28,307)	(16,940)	(11,367)

TOTAL					$(1,520)	$(34,045)	$(32,120)	$(1,925)

Abbreviations:
3M IRS	—3 Months Interest Rate Swaptions
SX7T Index	—Euro STOXX Banks Net Return Index
XLV Index	—Health Care Select Sector SPDR Fund

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments

August 31, 2022

Shares	Description	Value

Underlying Funds (Class R6 Shares)(a) – 89.9%
Equity – 89.6%
63,590,626	Goldman Sachs US Tax-Managed Equity Fund	$2,019,002,376
56,809,668	Goldman Sachs International Tax-Managed Equity Fund	555,030,461
9,127,139	Goldman Sachs International Small Cap Insights Fund	99,029,462
10,080,621	Goldman Sachs Emerging Markets Equity Insights Fund	81,451,417
2,254,713	Goldman Sachs MLP Energy Infrastructure Fund	64,980,832
4,650,946	Goldman Sachs Global Infrastructure Fund	59,997,200
5,443,304	Goldman Sachs Global Real Estate Securities Fund	53,616,546
479,041	Goldman Sachs Energy Infrastructure Fund	5,326,935

		2,938,435,229

Fixed Income – 0.3%
1,148,509	Goldman Sachs High Yield Floating Rate Fund	10,256,182

TOTAL UNDERLYING FUNDS (CLASS R6 SHARES)
(Cost $1,848,982,466)		$2,948,691,411

Exchange Traded Funds – 0.7%
89,150	Energy Select Sector SPDR Fund	$7,176,575
86,724	Health Care Select Sector SPDR Fund	10,819,686
22,594	iShares Core MSCI Emerging Markets ETF	1,094,905
9,965	iShares iBoxx $ Investment Grade Corporate Bond ETF	1,088,876
13,317	iShares iBoxx High Yield Corporate Bond ETF	992,516

233,000	Sprott Physical Uranium Trust*	2,925,473

TOTAL EXCHANGE TRADED FUNDS
(Cost $23,951,190)		$24,098,031

Shares	Dividend Rate	Value

Investment Company – 8.0%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
261,283,135	2.154%	$261,283,135
(Cost $261,283,135)

TOTAL INVESTMENTS – 98.6%
(Cost $2,134,216,791)		$3,234,072,577

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		45,364,445

NET ASSETS – 100.0%		$3,279,437,022

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2022, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Bank of New York Company	USD	3,168,515	CHF	3,030,000	9/21/2022	$63,907
Bank of New York Company	USD	11,020,345	DKK	76,600,000	9/21/2022	656,895
Bank of New York Company	USD	13,602,538	EUR	12,690,000	9/21/2022	833,278
Bank of New York Company	USD	1,684,544	ILS	5,600,000	9/21/2022	1,854
Bank of New York Company	USD	91,056,074	JPY	11,775,154,282	9/21/2022	6,165,419
Bank of New York Company	USD	2,782,752	NOK	26,350,000	9/21/2022	130,316

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments (continued)

August 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Barclays Bank PLC	USD	22,137,413	HKD	173,240,000	9/21/2022	$55,432
Barclays Bank PLC	USD	434,031	NOK	4,100,000	9/21/2022	21,318
Barclays Bank PLC	USD	1,506,618	SEK	14,775,000	9/21/2022	119,272
Citigroup Global Markets	USD	342,091	SGD	470,000	9/21/2022	5,736
Deutsche Bank Securities	USD	58,390,571	GBP	46,781,169	9/21/2022	4,024,715
Deutsche Bank Securities	USD	716,408	NZD	1,110,000	9/21/2022	37,268
JP Morgan & Chase Co.	USD	2,474,716	AUD	3,440,000	9/21/2022	120,148
JP Morgan & Chase Co.	USD	116,387,616	EUR	108,753,958	9/21/2022	6,954,394
JP Morgan & Chase Co.	USD	6,619,113	GBP	5,295,000	9/21/2022	465,628
RBC Capital Markets	USD	4,608,315	SGD	6,330,000	9/21/2022	78,256
Standard Chartered Bank	USD	71,247	NZD	110,000	9/21/2022	3,945
UBS Financial Services	USD	30,353,229	AUD	42,334,774	9/21/2022	1,376,453
UBS Financial Services	USD	38,858,594	CHF	37,232,984	9/21/2022	708,826
UBS Financial Services	USD	12,712,475	SEK	124,875,000	9/21/2022	986,935

TOTAL						$22,809,995

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Barclays Bank PLC	ILS	5,200,000	USD	1,562,806	9/21/2022	$(308)
Deutsche Bank Securities	AUD	5,030,000	USD	3,474,095	9/21/2022	(31,224)
Deutsche Bank Securities	CHF	4,510,000	USD	4,750,309	9/21/2022	(129,259)
Deutsche Bank Securities	DKK	6,010,000	USD	851,651	9/21/2022	(38,540)
Deutsche Bank Securities	EUR	15,420,000	USD	16,248,578	9/21/2022	(732,267)
Deutsche Bank Securities	GBP	5,395,000	USD	6,576,926	9/21/2022	(307,228)
Deutsche Bank Securities	HKD	85,560,000	USD	10,928,818	9/21/2022	(22,940)
Deutsche Bank Securities	USD	1,646,079	ILS	5,720,000	9/21/2022	(72,669)
Deutsche Bank Securities	JPY	1,023,000,000	USD	7,580,118	9/21/2022	(205,000)
Deutsche Bank Securities	NOK	1,350,000	USD	137,306	9/21/2022	(1,413)
Deutsche Bank Securities	NZD	200,000	USD	124,798	9/21/2022	(2,430)
Deutsche Bank Securities	SEK	14,325,000	USD	1,405,034	9/21/2022	(59,942)
Deutsche Bank Securities	SGD	550,000	USD	396,129	9/21/2022	(2,522)

TOTAL						$(1,605,742)

FUTURES CONTRACTS — At August 31, 2022, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	50	09/16/22	$10,043,470	$(152,220)
Stoxx Europe 600 Index Future	40	09/16/22	876,268	(41,756)
U.S. Treasury 10 Year Note	302	12/20/22	35,453,990	(233,241)
U.S. Treasury 2 Year Note	363	12/30/22	75,798,964	(201,378)
U.S. Treasury 5 Year Note	173	12/30/22	19,237,898	(90,312)

TOTAL FUTURES CONTRACTS				$(718,907)

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received/(Paid) by the Portfolio		Counterparty	Termination Date(a)	Notional Amount (000’s)		Unrealized Appreciation/ (Depreciation)*
JPGSVENK Index	0.090	%(b)	J.P. Morgan Securities LLC	10/06/2022	$	10,512	$452,629
SX7T Index	(0.150	)(c)	Bank of America, LLC	04/05/2023	EUR	5,511	287,743
SX7T Index	(0.150	)(c)	Bank of America, LLC	04/05/2023	EUR	11,354	(114,084)

TOTAL							$626,288

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	The Portfolio pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract(s), the Portfolio will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
(b)	Payments made monthly.
(c)	Payments made quarterly.

PURCHASED & WRITTEN OPTIONS CONTRACTS — At August 31, 2022, the Portfolio had the following purchased option contracts:

OVER THE COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased Option Contracts:
Puts
Put EUR/Call USD	Morgan Stanley and Co.	$0.011	03/08/2023	4,080,000	$4,080,000	$461,198	$80,565	$380,633
Put EUR/Call CHF	Bank of America NA	0.010	12/22/2022	4,930,000	4,930,000	86,608	89,031	(2,423)
Put USD/Call BRL	Morgan Stanley and Co.	0.052	09/23/2022	10,120,000	10,120,000	193,245	110,611	82,634

TOTAL					$19,130,000	$741,051	$280,207	$460,844
Written Option Contracts:
Puts
Put EUR/Call USD	Morgan Stanley and Co.	$0.011	03/08/2023	(4,080,000)	$(4,080,000)	$(461,198)	$(65,584)	$(395,614)
Put EUR/Call CHF	Bank of America NA	0.009	12/22/2022	(4,930,000)	(4,930,000)	(28,556)	(36,167)	7,611

TOTAL					$(9,010,000)	$(489,754)	$(101,751)	$(388,003)

OVER THE COUNTER OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased Option Contracts:
Calls
KraneShares CSI China Internet ETF	$39.728	01/02/2023	124,326	$124,326	$102,206	$335,867	$(233,661)
Energy Select Sector SPDR ETF	76.560	10/03/2022	138,466	138,466	782,750	616,174	166,576

				$262,792	$884,956	$952,041	$(67,085)
Puts
S&P 500 Index	$215.730	10/03/2022	5,061	$5,061	$1,367,977	$608,176	$759,801

TOTAL				$267,853	$2,252,933	$1,560,217	$692,716

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments (continued)

August 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER OPTIONS ON EQUITIES CONTRACTS (continued)

Description	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Portfolio	Unrealized Appreciation/ (Depreciation)

Written Option Contracts:
Calls
KraneShares CSI China Internet ETF	$44.496	01/02/2023	(124,326)	$(124,326)	$(56,993)	$(207,450)	$150,457
Energy Select Sector SPDR ETF	85.070	10/03/2022	(138,466)	(138,466)	(214,060)	(331,501)	117,441

				$(262,792)	$(271,053)	$(538,951)	$267,898
Puts
S&P 500 Index	$4,004.970	01/02/2023	(7,487)	$(7,487)	$(1,667,924)	$(1,528,397)	$(139,527)
XLV Index	125.580	01/02/2023	(86,799)	(86,799)	(523,808)	(644,839)	121,031
S&P 500 Index	3,983.470	01/02/2023	(2,577)	(2,577)	(550,968)	(761,626)	210,658
S&P 500 Index	3,645.000	01/23/2023	(2,606)	(2,606)	(311,048)	(445,626)	134,578
S&P 500 Index	688.770	12/31/2022	(5,061)	(5,061)	(588,676)	(389,697)	(198,979)
				$(104,530)	$(3,642,424)	$(3,770,185)	$127,761

TOTAL				$(367,322)	$(3,913,477)	$(4,309,136)	$395,659

OVER THE COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased Option Contracts:
Calls
3M IRS	Morgan Stanley and Co.	$2.430	01/27/2023	6,110,000	$6,110,000	$168,320	$325,430	$(157,110)
Written Option Contracts:
Calls
3M IRS	Morgan Stanley and Co.	1.930	01/27/2023	(6,110,000)	(6,110,000)	(46,134)	(122,040)	75,906
Puts
3M IRS	Morgan Stanley and Co.	2.830	01/27/2023	(6,110,000)	(6,110,000)	(227,572)	(136,190)	(91,382)

TOTAL					$(12,220,000)	$(273,706)	$(258,230)	$(15,476)

Abbreviations:
3M IRS	—3 Months Interest Rate Swaptions
SX7T Index	—Euro STOXX Banks Net Return Index
XLV Index	—Health Care Select Sector SPDR Fund

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Assets and Liabilities

August 31, 2022

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Assets:
Investments in unaffiliated issuers, at value (cost $2,970,017 and $23,951,190, respectively)	$2,996,725	$24,098,031
Investments in affiliated issuers, at value (cost $313,288,353 and $2,110,265,601, respectively)	395,008,944	3,209,974,546
Purchased Options, at value (premiums paid $271,289 and $2,165,854, respectively)	394,548	3,162,304
Cash	4,097,555	33,941,313
Foreign currency, at value (cost $44,481 and $330,401, respectively)	42,590	324,331
Receivables:
Due from broker(a)	360,365	3,116,959
Reimbursement from investment adviser	54,142	—
Fund shares sold	503	3,502,258
Foreign tax reclaims	—	2,307
Unrealized gain on swap contracts	90,806	740,372
Unrealized gain on forward foreign currency exchange contracts	2,803,310	22,809,995
Other assets	44,524	100,633
Total assets	405,894,012	3,301,773,049

Liabilities:
Variation margin on futures contracts	14,998	125,328
Unrealized loss on swap contracts	14,014	114,084
Unrealized loss on forward foreign currency exchange contracts	179,804	1,605,742
Written options, at value (premiums received $(588,156) and $(4,669,117), respectively)	588,474	4,676,937
Payables:
Due to broker(a)	1,700,000	14,210,002
Fund shares redeemed	201,532	774,548
Management fees	109,125	479,659
Distribution and Service fees and Transfer Agency fees	12,251	87,307
Accrued expenses	144,569	262,420
Total liabilities	2,964,767	22,336,027

Net Assets:
Paid-in capital	310,238,030	2,184,873,589
Total distributable earnings	92,691,215	1,094,563,433
NET ASSETS	$402,929,245	$3,279,437,022
Net Assets:
Class A	$2,712,986	$525,618
Institutional	9,109,235	37,590,987
Class R6	12,492	8,342,979
Class P	391,094,532	3,232,977,438
Total Net Assets	$402,929,245	$3,279,437,022
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	224,515	27,945
Institutional	744,521	1,980,040
Class R6	1,023	445,507
Class P	32,056,369	172,612,002
Net asset value, offering and redemption price per share:(b)
Class A	$12.08	$18.81
Institutional	12.24	18.98
Class R6	12.21	18.73
Class P	12.20	18.73

(a)	Segregated for initial margin and/or collateral on transactions as follows:

Portfolio	Forwards	Futures	Swaps
Enhanced Dividend Global Equity	$(1,700,000)	$240,330	$120,035

Tax-Advantaged Global Equity	(13,710,000)	1,786,957	830,000
(b)	Maximum public offering price per share for Class A Shares of the Enhanced Dividend Global Equity Portfolio and Tax-Advantaged Global Equity Portfolio is $12.78 and $19.90, respectively.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended August 31, 2022

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Investment income:

Dividends from affiliated Underlying Funds	$10,686,229	$55,350,565

Dividends — unaffiliated issuers (net of foreign withholding taxes of $— and $363, respectively)	16,937	138,314

Total investment income	10,703,166	55,488,879

Expenses:

Management fees	664,344	5,261,841

Transfer Agency fees(a)	138,610	1,058,521

Custody, accounting and administrative services	71,511	236,784

Registration fees	67,682	107,301

Professional fees	43,319	44,820

Trustee fees	30,673	32,099

Printing and mailing costs	20,831	33,662

Distribution and Service (12b–1) fees	8,361	1,426

Other	11,188	57,205

Total expenses	1,056,519	6,833,659

Less — expense reductions	(308,051)	(1,005,922)

Net expenses	748,468	5,827,737

NET INVESTMENT INCOME	9,954,698	49,661,142

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	68,374	195,194

Investments in affiliated Underlying Funds	10,634,428	(3,875,873)

Futures contracts	(380,504)	(3,831,452)

Swap contracts	(475,188)	(3,771,501)

Written options	48,887	303,329

Purchased options	39,685	390,223

Forward foreign currency exchange contracts	6,246,824	47,955,004

Foreign currency transactions	1,691	(73,294)

Capital gain distributions from affiliated Underlying Funds	23,095,200	29,501,122

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	26,708	146,841

Investments in affiliated Underlying Funds	(91,890,316)	(583,717,380)

Futures contracts	(414,809)	(3,073,930)

Written options	(318)	(7,820)

Purchased Options	123,259	996,450

Swap contracts	76,792	626,288

Forward foreign currency exchange contracts	1,476,826	12,809,185

Foreign currency translations	(1,881)	(3,878)

Net realized and unrealized loss	(51,324,342)	(505,431,492)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(41,369,644)	$(455,770,350)

(a)	Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Portfolio	Class A	Institutional	Class R6	Class P
Enhanced Dividend Global Equity	$5,351	$4,556	$4	$128,699
Tax-Advantaged Global Equity	913	14,522	2,782	1,040,304

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Changes in Net Assets

	Enhanced Dividend Global Equity Portfolio		Tax-Advantaged Global Equity Portfolio
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income	$9,954,698	$8,995,410	$49,661,142	$37,140,247

Net realized gain	39,279,397	27,397,698	66,792,752	21,458,342

Net change in unrealized gain (loss)	(90,603,739)	72,549,305	(572,224,244)	741,365,772

Net increase (decrease) in net assets resulting from operations	(41,369,644)	108,942,413	(455,770,350)	799,964,361

Distributions to shareholders:

From distributable earnings:

Class A Shares	(301,288)	(64,411)	(8,759)	(4,264)

Institutional Shares	(1,079,344)	(277,955)	(601,722)	(336,299)

Class R6 Shares	(1,181)	(237)	(180,128)	(103,968)

Class P Shares	(38,674,032)	(8,888,953)	(66,835,908)	(34,570,994)
Total distributions to shareholders	(40,055,845)	(9,231,556)	(67,626,517)	(35,015,525)

From share transactions:

Proceeds from sales of shares	24,193,568	38,842,005	407,850,486	339,367,529

Reinvestment of distributions	39,967,912	9,207,895	67,376,255	34,861,505

Cost of shares redeemed	(67,626,449)	(124,107,392)	(301,692,350)	(255,063,368)

Net increase (decrease) in net assets resulting from share transactions	(3,464,969)	(76,057,492)	173,534,391	119,165,666

TOTAL INCREASE (DECREASE)	(84,890,458)	23,653,365	(349,862,476)	884,114,502

Net Assets:

Beginning of year	487,819,703	464,166,338	3,629,299,498	2,745,184,996

End of year	$402,929,245	$487,819,703	$3,279,437,022	$3,629,299,498

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Dividend Global Equity Portfolio
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$14.54	$11.76	$11.50	$12.34	$11.70

Net investment income(a)(b)	0.25	0.19	0.17	0.19	0.15

Net realized and unrealized gain (loss)	(1.54)	2.80	0.59	(0.44)	0.88

Total from investment operations	(1.29)	2.99	0.76	(0.25)	1.03

Distributions to shareholders from net investment income	(0.45)	(0.21)	(0.22)	(0.27)	(0.25)

Distributions to shareholders from net realized gains	(0.72)	—	(0.27)	(0.32)	(0.14)

Distributions to shareholders from return of capital	—	—	(0.01)	—	—

Total distributions	(1.17)	(0.21)	(0.50)	(0.59)	(0.39)

Net asset value, end of year	$12.08	$14.54	$11.76	$11.50	$12.34

Total Return(c)	(9.61)%	25.64%	6.71%	(1.78)%	8.94%

Net assets, end of year (in 000’s)	$2,713	$3,801	$5,501	$8,661	$10,418

Ratio of net expenses to average net assets(d)	0.52%	0.50%	0.51%	0.52%	0.52%

Ratio of total expenses to average net assets(d)	0.61%	0.63%	0.64%	0.65%	0.62%

Ratio of net investment income to average net assets	1.89%	1.49%	1.54%	1.62%	1.21%

Portfolio turnover rate(e)	23%	16%	13%	15%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Dividend Global Equity Portfolio
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$14.71	$11.90	$11.63	$12.48	$11.80

Net investment income(a)(b)	0.30	0.25	0.22	0.23	0.17

Net realized and unrealized gain (loss)	(1.55)	2.81	0.59	(0.44)	0.93

Total from investment operations	(1.25)	3.06	0.81	(0.21)	1.10

Distributions to shareholders from net investment income	(0.50)	(0.25)	(0.26)	(0.32)	(0.28)

Distributions to shareholders from net realized gains	(0.72)	—	(0.27)	(0.32)	(0.14)

Distributions to shareholders from return of capital	—	—	(0.01)	—	—

Total distributions	(1.22)	(0.25)	(0.54)	(0.64)	(0.42)

Net asset value, end of year	$12.24	$14.71	$11.90	$11.63	$12.48

Total Return(c)	(9.32)%	26.05%	7.17%	(1.46)%	9.45%

Net assets, end of year (in 000’s)	$9,109	$13,638	$19,695	$25,244	$33,490

Ratio of net expenses to average net assets(d)	0.17%	0.13%	0.13%	0.13%	0.13%

Ratio of total expenses to average net assets(d)	0.24%	0.26%	0.26%	0.26%	0.23%

Ratio of net investment income to average net assets	2.24%	1.87%	1.90%	2.00%	1.43%

Portfolio turnover rate(e)	23%	16%	13%	15%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Dividend Global Equity Portfolio
	Class R6 Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.68	$11.88	$11.60	$12.46	$12.17

Net investment income(b)(c)	0.30	0.25	0.21	0.23	0.10

Net realized and unrealized gain (loss)	(1.55)	2.81	0.61	(0.45)	0.31

Total from investment operations	(1.25)	3.06	0.82	(0.22)	0.41

Distributions to shareholders from net investment income	(0.50)	(0.26)	(0.26)	(0.32)	(0.12)

Distributions to shareholders from net realized gains	(0.72)	—	(0.27)	(0.32)	—

Distributions to shareholders from return of capital	—	—	(0.01)	—	—

Total distributions	(1.22)	(0.26)	(0.54)	(0.64)	(0.12)

Net asset value, end of period	$12.21	$14.68	$11.88	$11.60	$12.46

Total Return(d)	(9.25)%	26.03%	7.28%	(1.54)%	3.39%

Net assets, end of period (in 000’s)	$12	$14	$11	$10	$10

Ratio of net expenses to average net assets(e)	0.17%	0.13%	0.12%	0.12%	0.12	%(f)

Ratio of total expenses to average net assets(e)	0.22%	0.23%	0.22%	0.23%	0.18	%(f)

Ratio of net investment income to average net assets	2.24%	1.86%	1.87%	2.01%	1.27	%(f)

Portfolio turnover rate(g)	23%	16%	13%	15%	20%

(a)	Commenced operations on December 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Dividend Global Equity Portfolio
	Class P Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.67	$11.87	$11.60	$12.45	$12.18

Net investment income(b)(c)	0.30	0.25	0.22	0.23	0.11

Net realized and unrealized gain (loss)	(1.55)	2.81	0.59	(0.44)	0.23

Total from investment operations	(1.25)	3.06	0.81	(0.21)	0.34

Distributions to shareholders from net investment income	(0.50)	(0.26)	(0.26)	(0.32)	(0.07)

Distributions to shareholders from net realized gains	(0.72)	—	(0.27)	(0.32)	—

Distributions to shareholders from return of capital	—	—	(0.01)	—	—

Total distributions	(1.22)	(0.26)	(0.54)	(0.64)	(0.07)

Net asset value, end of period	$12.20	$14.67	$11.87	$11.60	$12.45

Total Return(d)	(9.26)%	26.05%	7.20%	(1.45)%	2.80%

Net assets, end of period (in 000’s)	$391,095	$470,368	$438,960	$573,771	$636,733

Ratio of net expenses to average net assets(e)	0.17%	0.12%	0.12%	0.12%	0.13	%(f)

Ratio of total expenses to average net assets(e)	0.23%	0.25%	0.25%	0.25%	0.25	%(f)

Ratio of net investment income to average net assets	2.25%	1.91%	1.92%	2.02%	2.48	%(f)

Portfolio turnover rate(g)	23%	16%	13%	15%	20%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$21.83	$17.16	$15.44	$16.51	$14.78

Net investment income(a)(b)	0.21	0.16	0.13	0.13	0.12

Net realized and unrealized gain (loss)	(2.91)	4.67	1.76	(0.97)	1.77

Total from investment operations	(2.70)	4.83	1.89	(0.84)	1.89

Distributions to shareholders from net investment income	(0.27)	(0.16)	(0.13)	(0.13)	(0.16)

Distributions to shareholders from net realized gains	(0.05)	—	(0.04)	(0.10)	—

Total distributions	(0.32)	(0.16)	(0.17)	(0.23)	(0.16)

Net asset value, end of year	$18.81	$21.83	$17.16	$15.44	$16.51

Total Return(c)	(12.59)%	28.29%	12.24%	(4.96)%	12.81%

Net assets, end of year (in 000’s)	$526	$606	$470	$447	$658

Ratio of net expenses to average net assets(d)	0.55%	0.50%	0.51%	0.52%	0.52%

Ratio of total expenses to average net assets(d)	0.57%	0.58%	0.59%	0.61%	0.60%

Ratio of net investment income to average net assets	1.03%	0.81%	0.86%	0.81%	0.77%

Portfolio turnover rate(e)	22%	16%	12%	14%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$22.03	$17.30	$15.58	$16.46	$14.72

Net investment income(a)(b)	0.29	0.23	0.22	0.20	0.17

Net realized and unrealized gain (loss)	(2.94)	4.71	1.74	(0.96)	1.78

Total from investment operations	(2.65)	4.94	1.96	(0.76)	1.95

Distributions to shareholders from net investment income	(0.35)	(0.21)	(0.20)	(0.02)	(0.21)

Distributions to shareholders from net realized gains	(0.05)	—	(0.04)	(0.10)	—

Total distributions	(0.40)	(0.21)	(0.24)	(0.12)	(0.21)

Net asset value, end of year	$18.98	$22.03	$17.30	$15.58	$16.46

Total Return(c)	(12.31)%	28.81%	12.60%	(4.61)%	13.32%

Net assets, end of year (in 000’s)	$37,591	$33,151	$33,800	$43,565	$62,718

Ratio of net expenses to average net assets(d)	0.18%	0.13%	0.13%	0.13%	0.13%

Ratio of total expenses to average net assets(d)	0.20%	0.21%	0.21%	0.22%	0.21%

Ratio of net investment income to average net assets	1.40%	1.17%	1.41%	1.28%	1.06%

Portfolio turnover rate(e)	22%	16%	12%	14%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Class R6 Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$21.73	$17.07	$15.38	$16.46	$15.59

Net investment income (loss)(b)(c)	0.29	0.26	0.20	0.19	(0.01)

Net realized and unrealized gain (loss)	(2.89)	4.62	1.73	(0.97)	0.88

Total from investment operations	(2.60)	4.88	1.93	(0.78)	0.87

Distributions to shareholders from net investment income	(0.35)	(0.22)	(0.20)	(0.20)	—

Distributions to shareholders from net realized gains	(0.05)	—	(0.04)	(0.10)	—

Total distributions	(0.40)	(0.22)	(0.24)	(0.30)	—

Net asset value, end of period	$18.73	$21.73	$17.07	$15.38	$16.46

Total Return(d)	(12.24)%	28.84%	12.58%	(4.57)%	5.58%

Net assets, end of period (in 000’s)	$8,343	$9,971	$11	$10	$11

Ratio of net expenses to average net assets(e)	0.16%	0.12%	0.12%	0.12%	0.12	%(f)

Ratio of total expenses to average net assets(e)	0.19%	0.20%	0.18%	0.19%	0.18	%(f)

Ratio of net investment income (loss) to average net assets	1.41%	1.36%	1.25%	1.22%	(0.05	)%(f)

Portfolio turnover rate(g)	22%	16%	12%	14%	17%

(a)	Commenced operations on December 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Tax-Advantaged Global Equity Portfolio
	Class P Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$21.74	$17.07	$15.38	$16.47	$15.84

Net investment income(b)(c)	0.29	0.23	0.20	0.19	0.01

Net realized and unrealized gain (loss)	(2.90)	4.66	1.74	(0.98)	0.62

Total from investment operations	(2.61)	4.89	1.94	(0.79)	0.63

Distributions to shareholders from net investment income	(0.35)	(0.22)	(0.21)	(0.20)	—

Distributions to shareholders from net realized gains	(0.05)	—	(0.04)	(0.10)	—

Total distributions	(0.40)	(0.22)	(0.25)	(0.30)	—

Net asset value, end of period	$18.73	$21.74	$17.07	$15.38	$16.47

Total Return(d)	(12.28)%	28.87%	12.59%	(4.60)%	3.98%

Net assets, end of period (in 000’s)	$3,232,977	$3,585,571	$2,710,904	$2,743,392	$2,797,271

Ratio of net expenses to average net assets(e)	0.17%	0.12%	0.12%	0.12%	0.12	%(f)

Ratio of total expenses to average net assets(e)	0.19%	0.20%	0.20%	0.21%	0.20	%(f)

Ratio of net investment income to average net assets	1.41%	1.18%	1.30%	1.21%	0.15	%(f)

Portfolio turnover rate(g)	22%	16%	12%	14%	17%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements

August 31, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversification/ Non-diversified
Enhanced Dividend Global Equity and Tax-Advantaged Global Equity	A, Institutional, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional, Class R6 and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM acts as the investment adviser. Additionally, these Portfolios may invest a portion of their assets directly in other securities and instruments, including unaffiliated exchange traded funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S.”) of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Portfolio is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The valuation policy of the Portfolios and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Goldman Sachs MLP Energy Infrastructure Fund (the “Underlying MLP Fund”) records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, unrealized gains and losses are recorded daily and become gains and losses upon disposition or termination of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may

36

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Portfolio income distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Enhanced Dividend Global Equity	Quarterly	Annually
Tax-Advantaged Global Equity	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Portfolio are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolios’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

37

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. With respect to the Portfolios’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (“the Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolios invest in Underlying Funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Portfolio and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Portfolio and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Portfolio and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Portfolio is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A total return swap is an agreement that gives the Portfolio the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Portfolio may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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Notes to Financial Statements (continued)

August 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of August 31, 2022:

ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Equity Funds	$364,337,098	$—	$—

Investment Company	30,671,846	—	—

Exchange Traded Funds	2,996,725	—	—

Total	$398,005,669	$—	$—

Derivative Type

Assets

Forward Foreign Currency Contracts(a)	$—	$2,803,310	$—

Purchased Option Contracts	—	394,548	—

Total Return Swaps Contracts(a)	—	90,806	—

Total	$—	$3,288,664	$—

Liabilities

Forward Foreign Currency Contracts(a)	$—	$(179,804)	$—

Futures Contracts(a)	(88,511)	—	—

Written Option Contracts	—	(588,474)	—

Total Return Swaps Contracts(a)	—	(14,014)	—

Total	$(88,511)	$(782,292)	$—

TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Equity Funds	$2,948,691,411	$—	$—

Investment Company	261,283,135	—	—

Exchange Traded Funds	24,098,031	—	—

Total	$3,234,072,577	$—	$—

Derivative Type

Assets

Forward Foreign Currency Contracts(a)	$—	$22,809,995	$—

Purchased Option Contracts	—	3,162,304	—

Total Return Swaps Contracts(a)	—	740,372	—

Total	$—	$26,712,671	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities

Forward Foreign Currency Contracts(a)	$—	$(1,605,742)	$—

Futures Contracts(a)	(718,907)	—	—

Written Option Contracts	—	(4,676,937)	—

Total Return Swaps Contracts(a)	—	(114,084)	—

Total	$(718,907)	$(6,396,763)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2022. These instruments were used as part of the Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure.

Enhanced Dividend Global Equity

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate	Purchased options, at value	$20,937		Variation margin on futures contracts and written options, at value	$(99,070)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts and purchased options, at value	2,897,042		Payable for unrealized loss on forward foreign currency exchange contracts and written options, at value	(242,175)
Equity	Receivable for unrealized gain on swap contracts and purchased options, at value	370,685		Variation margin on futures contracts, unrealized loss on swap contracts and written options, at value	(529,558)	(a)
Total		$3,288,664			$(870,803)

Tax-Advantaged Global Equity

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate	Purchased options, at value	$168,320		Variation margin on futures contracts and written options, at value	$(798,637)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts and purchased options, at value	23,551,046		Payable for unrealized loss on forward foreign currency exchange contracts and written options, at value	(2,095,496)
Equity	Receivable for unrealized gain on swap contracts and purchased options, at value	2,993,305	(a)	Variation margin on futures contracts, unrealized loss on swap contracts and written options, at value	(4,221,537)	(a)
Total		$26,712,671			$(7,115,670)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only variation margin as of August 31, 2022 is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

August 31, 2022

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Dividend Global Equity
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest Rate	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts, written option and purchased options	$(602,661)	$(86,493)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts, written option and purchased options/Net change in unrealized gain (loss) on forward foreign currency exchange contracts, written option and purchased options	6,330,417	1,485,647
Equity	Net realized gain (loss) from futures contracts, swaps, written option and purchased options/Net change in unrealized gain (loss) on futures contracts, swaps, written option and purchased options	(248,052)	(137,404)
Total		$5,479,704	$1,261,750

Tax-Advantaged Global Equity
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest Rate	Net realized gain (loss) from futures contracts and purchased options/Net change in unrealized gain (loss) on futures contracts and purchased options	$(5,472,110)	$(452,090)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts, written option and purchased options/Net change in unrealized gain (loss) on forward foreign currency exchange contracts, written option and purchased options	48,615,033	13,897,560
Equity	Net realized gain (loss) from swaps, written option, and purchased options/Net change in unrealized gain (loss) on futures contracts, swaps, written option and purchased options	(2,097,320)	(2,095,297)
Total		$41,045,603	$11,350,173

For the fiscal year ended August 31, 2022, the relevant values for each derivative type was as follows:

	Average number of Contracts or Notional Amounts(1)
Portfolio	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Enhanced Dividend Global Equity	81	$45,843,509	$14,479	2,833,838	2,345,027
Tax-Advantaged Global Equity	647	350,614,770	114,170	22,439,343	18,573,305

(1)	Amounts disclosed represent average number of contracts for futures contracts, purchased options and written options, notional amounts for forward contracts and swap contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that each Portfolio held such derivatives during the fiscal year ended August 31, 2022.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

daily and paid monthly, equal to an annual percentage rate of 0.15% of each Portfolio’s average daily net assets. Prior to December 29, 2021 GSAM waived a portion of its management fee in order to achieve an effective net rate of 0.08% as an annual percentage rate of average daily net assets of each Portfolio.

The Portfolios invest in Class R6 Shares of the Goldman Sachs High Yield Floating Rate and Goldman Sachs MLP Energy Infrastructure Funds and Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Portfolios in an amount equal to the management fee it earns as an investment adviser to the above affiliated Underlying Funds in which the Portfolios invest, except those management fees it earns from the Portfolios’ investments of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended August 31, 2022, the management fee waived by GSAM for each Portfolio was as follows:

Portfolio	Management Fee Waived
Enhanced Dividend Global Equity	$15,141
Tax-Advantaged Global Equity	119,968

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Class A Shares of each applicable Portfolio, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class A Shares of the Portfolios.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution

Agreement, may retain a portion of the Class A Shares’ front end sales charge. During the fiscal year ended August 31, 2022, Goldman Sachs retained front-end sales charges of $260 for the Enhanced Dividend Global Equity Portfolio.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the

Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares. Effective December 29, 2021 Goldman Sachs began waiving 0.04% of its transfer agent fee of the class A shares of the Enhanced Dividend Global Equity Portfolio.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other

Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Portfolios is 0.014%. These Other Expense limitations will remain in place through at least December 29, 2022, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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Notes to Financial Statements (continued)

August 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Management Fee Waiver	Other Expense Reimbursement	Transfer Agency Waivers/ Credits	Total Expense Reductions
Enhanced Dividend Global Equity	$124,117	$183,084	$850	$308,051
Tax-Advantaged Global Equity	954,321	51,601	—	1,005,922

F.  Line of Credit Facility — As of August 31, 2022, the Portfolios participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2022, the Portfolios did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

G.   Other Transactions with Affiliates — The Portfolios invest primarily in Class R6 Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended August 31, 2022:

Enhanced Dividend Global Equity
Underlying Funds	Beginning Value as of August 31, 2021	Purchases at Cost	Proceeds from Sales	Return of Capital on Dividends	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of August 31, 2022	Shares as of August 31, 2022	Dividend Income	Capital Gain Distributions
Goldman Sachs Emerging Markets Equity Insights Fund	$24,106,846	$9,766,729	$(14,014,757)	$—	$866,406	$(10,801,733)	$9,923,491	1,228,155	$542,637	$3,744,881
Goldman Sachs Energy Infrastructure Fund	—	1,001,531	(434,475)	(105,796)	141,970	59,055	662,285	59,558	18,896	—
Goldman Sachs Financial Square Government Fund (Institutional Shares)	3,321,545	188,935,725	(161,585,424)	—	—	—	30,671,846	30,671,846	133,958	—
Goldman Sachs Global Infrastructure Fund	8,686,612	311,045	(1,496,390)	(5,274)	256,196	(421,015)	7,331,174	568,308	141,265	26,609
Goldman Sachs Global Real Estate Securities Fund	8,768,488	328,609	(926,390)	(1,174)	90,215	(1,792,338)	6,467,410	656,590	185,438	—
Goldman Sachs High Yield Floating Rate Fund	—	3,006,360	(1,560,941)	—	(102,763)	(62,991)	1,279,665	143,300	67,859	—
Goldman Sachs International Equity Dividend and Premium Fund	92,684,445	13,040,790	(17,823,901)	(6,342)	(8,256)	(19,283,497)	68,603,239	11,529,956	4,601,010	—
Goldman Sachs International Small Cap Insights Fund	17,701,945	1,657,158	(1,867,191)	—	245,951	(5,068,289)	12,669,574	1,167,703	558,602	—

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Enhanced Dividend Global Equity (continued)
Underlying Funds	Beginning Value as of August 31, 2021	Purchases at Cost	Proceeds from Sales	Return of Capital on Dividends	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of August 31, 2022	Shares as of August 31, 2022	Dividend Income	Capital Gain Distributions
Goldman Sachs MLP Energy Infrastructure Fund	$7,888,167	$1,134,418	$(3,076,390)	$—	$1,415,852	$579,826	$7,941,873	275,568	$501,247	$—
Goldman Sachs Small Cap Equity Insights Fund	37,609,230	13,896,547	(4,160,815)	—	1,171,465	(16,044,116)	32,472,311	1,421,108	2	8,664,222
Goldman SachsTactical Tilt Overlay Fund	47,687,260	3,318,053	(51,064,029)	—	3,355,933	(3,297,217)	—	—	959,139	—
Goldman Sachs US Equity Dividend and Premium Fund	238,205,328	46,175,000	(34,921,267)	(468)	3,179,729	(36,122,690)	216,986,076	15,400,005	2,976,176	10,659,488

Total	$486,659,866	$282,571,965	$(292,931,970)	$(119,054)	$10,613,634	$(92,255,005)	$395,008,944		$10,686,229	$23,095,200

Tax-Advantaged Global Equity
Underlying Funds	Beginning Value as of August 31, 2021	Purchases at Cost	Proceeds from Sales	Return of Capital on Dividends	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of August 31, 2022	Shares as of August 31, 2022	Dividend Income	Capital Gain Distributions
Goldman Sachs Emerging Markets Equity Insights Fund	$175,328,302	$74,232,309	$(90,153,358)	$—	$(18,986,023)	$(58,969,813)	$81,451,417	10,080,621	$4,273,178	$29,299,711
Goldman Sachs Energy Infrastructure Fund	—	7,926,661	(3,353,962)	—	279,244	474,992	5,326,935	479,041	149,554	—
Goldman Sachs Financial Square Government Fund (Institutional Shares)	26,923,612	1,529,933,453	(1,295,573,930)	—	—	—	261,283,135	261,283,135	1,180,052	—
Goldman Sachs Global Infrastructure Fund	62,101,355	7,033,205	(7,936,290)	(969)	374,622	(1,574,723)	59,997,200	4,650,946	1,109,335	201,411
Goldman Sachs Global Real Estate Securities Fund	64,881,581	4,608,063	(2,016,290)	—	(75,118)	(13,781,690)	53,616,546	5,443,304	1,465,604	—
Goldman Sachs High Yield Floating Rate Fund	—	23,794,675	(12,228,335)	—	(805,044)	(505,114)	10,256,182	1,148,509	537,777	—
Goldman Sachs International Small Cap Insights Fund	129,760,845	18,645,360	(10,566,732)	—	(2,474,635)	(36,335,376)	99,029,462	9,127,139	4,398,372	—
Goldman Sachs International Tax-Managed Equity Fund	693,930,551	96,353,882	(62,138,904)	—	(11,032,897)	(162,082,171)	555,030,461	56,809,668	21,438,168	—
Goldman Sachs MLP Energy Infrastructure Fund	57,865,617	11,818,402	(20,536,290)	(91,179)	5,625,356	10,298,926	64,980,832	2,254,713	4,015,942	—
Goldman Sachs Tactical Tilt Overlay Fund	349,793,299	33,671,758	(383,696,640)	—	19,468,751	(19,237,168)	—	—	7,633,892	—
Goldman Sachs U.S. Tax-Managed Equity Fund Class R6	2,056,883,627	429,095,783	(168,658,041)	—	3,594,101	(301,913,094)	2,019,002,376	63,590,626	9,148,691	—

Total	$3,617,468,789	$2,237,113,551	$(2,056,858,772)	$(92,148)	$(4,031,643)	$(583,625,231)	$3,209,974,546		$55,350,565	$29,501,122

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Notes to Financial Statements (continued)

August 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of August 31, 2022, the Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Underlying Funds	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Goldman Sachs Global Infrastructure Fund	—%	22%
Goldman Sachs Global Real Estate Securities Fund	—	35
Goldman Sachs International Equity Dividend and Premium Fund	49	—
Goldman Sachs International Tax-Managed Equity Fund	—	86
Goldman Sachs Small Cap Equity Insights Fund	7	—
Goldman Sachs U.S. Equity Dividend and Premium Fund	8	—
Goldman Sachs U.S. Tax-Managed Equity Fund	—	85

As of August 31, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of the following share class of the Portfolios:

Portfolio	Class R6
Enhanced Dividend Global Equity	100%

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2022, were as follows:

Portfolios	Purchases	Sales
Enhanced Dividend Global Equity	$97,916,792	$132,744,858
Tax-Advantaged Global Equity	741,452,338	797,546,763

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2022 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from:
Ordinary income	$20,750,864	$63,731,445
Net long-term capital gains	19,304,981	3,895,072
Total taxable distributions	$40,055,845	$67,626,517

The tax character of distributions paid during the fiscal year ended August 31, 2021 was as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Distributions paid from:
Ordinary income	$9,231,556	$35,015,525
Net long-term capital gains	—	—
Total taxable distributions	$9,231,556	$35,015,525

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

7. TAX INFORMATION (continued)

As of August 31, 2022, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Undistributed ordinary income — net	$2,663,979	$2,135,581
Undistributed long-term capital gains	23,754,187	59,998,853
Total undistributed earnings	$26,418,166	$62,134,434
Timing differences (Post October Capital Loss Deferral)	—	(3,068,963)
Unrealized gains — net	66,273,049	1,035,497,962
Total accumulated earnings — net	$92,691,215	$1,094,563,433

As of August 31, 2022, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Tax cost	$334,736,756	$2,222,838,012
Gross unrealized gain	73,835,761	1,062,857,514
Gross unrealized loss	(7,562,712)	(27,359,552)
Net unrealized gain	$66,273,049	$1,035,497,962

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of swap transactions.

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolios’ and Underlying Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Portfolios’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolios. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Portfolio’s investments in dividend-paying securities could cause a Portfolio to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2022

8. OTHER RISKS (continued)

shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Portfolio to produce current income.

Energy Sector Risk — The Underlying MLP Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others: fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Portfolio from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Portfolio’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Portfolio has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Portfolio also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio.

Investments in the Underlying Funds — The Portfolio invest primarily in a combination of Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Act or exemptive relief or regulations thereunder. A Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds, and are subject to the risk factors associated with the investments of those Underlying Funds in direct proportion to the amount of assets allocated to each. If the Portfolios have a relative concentration of their portfolio in a single Underlying Fund, they may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results. As of August 31, 2022, the Enhanced Dividend Global Equity Portfolio invested 53.9% and 17.0% of its net assets in the Goldman Sachs U.S. Equity Dividend and Premium Fund (the “U.S. Equity Dividend and Premium Fund”) and the Goldman Sachs International Equity Dividend and Premium Fund (the “International Equity Dividend and Premium Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Enhanced Dividend Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Equity Dividend and Premium Fund invests primarily in dividend paying equity investments in large-capitalization U.S. issuers, with public stock market capitalizations within the range of the market capitalization of the S&P 500®

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

8. OTHER RISKS (continued)

Index at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write (sell) call options on the S&P 500® Index or related exchange-traded funds in an amount that is between 20% and 75% of the value of its portfolio. The International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in non-U.S. issuers with public stock market capitalizations within the range of capitalization of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Index (“MSCI EAFE Index”) at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write (sell) call options on the MSCI EAFE Index, other national or regional stock market indices or related exchange-traded funds in an amount that is between 20% and 75% of the value of its portfolio.

As of August 31, 2022, the Tax-Advantaged Global Equity Portfolio invested 61.6% and 16.9% of its net assets in the Goldman Sachs U.S. Tax-Managed Equity Fund (the “U.S. Tax-Managed Equity Fund”) and the Goldman Sachs International Tax-Managed Equity Fund (the “International Tax-Managed Equity Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Tax-Advantaged Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S Tax-Managed Equity Fund invests primarily in equity investments in U.S. issuers. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index. The International Tax-Managed Equity Fund invests primarily in equity investments in non-U.S. issuers. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the MSCI EAFE Index. The investment adviser may seek tax-efficiency by offsetting gains and losses, limiting portfolio turnover or selling high tax basis securities for both Underlying Funds.

The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolios within their principal investment strategies may represent a significant portion of an Underlying Fund’s net assets.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Portfolio’s or an Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or the Underlying Fund’s expense ratio. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Portfolio or an Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio or Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio or Underlying Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Portfolio or Underlying Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s or Underlying Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Portfolio’s investments in securities of issuers located

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2022

8. OTHER RISKS (continued)

in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s or Underlying Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Portfolio and/or an Underlying Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Portfolio and/or an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Portfolio and/or an Underlying Fund and their investments. Additionally, a Portfolio and/or an Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Fund has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Dividend Global Equity Portfolio

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	13,495	$178,671	37,935	$429,619
Reinvestment	19,885	273,296	26,127	304,108
Shares redeemed	(70,321)	(918,052)	(349,960)	(3,934,449)
	(36,941)	(466,085)	(285,898)	(3,200,722)
Institutional Shares
Shares sold	68,751	952,092	100,714	1,172,359
Reinvestment	73,323	1,019,403	61,169	715,382
Shares redeemed	(324,907)	(4,418,774)	(678,244)	(7,424,170)
	(182,833)	(2,447,279)	(516,361)	(5,536,429)
Class R6 Shares
Reinvestment	85	1,181	42	487
	85	1,181	42	487
Class P Shares
Shares sold	1,731,292	23,062,805	2,177,793	25,111,874
Reinvestment	2,795,911	38,674,032	2,213,900	25,859,881
Shares redeemed	(4,539,509)	(62,289,623)	(16,881,525)	(175,745,356)
	(12,306)	(552,786)	(12,489,832)	(124,773,601)

NET DECREASE	(231,995)	$(3,464,969)	(13,292,049)	$(133,510,265)

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2022

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Tax-Advantaged Global Equity Portfolio

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	734	$14,891	381	$7,519
Reinvestment	396	8,759	232	4,264
Shares redeemed	(940)	(19,173)	(247)	(4,982)
	190	4,477	366	6,801
Institutional Shares
Shares sold	561,307	11,551,838	126,637	2,141,685
Reinvestment	26,959	601,083	18,178	336,299
Shares redeemed	(113,232)	(2,299,870)	(593,534)	(10,630,812)
	475,034	9,853,051	(448,719)	(8,152,828)
Class R6 Shares
Shares sold	34,470	764,903	516,402	9,050,583
Reinvestment	8,189	180,128	5,697	103,968
Shares redeemed	(55,972)	(1,214,492)	(63,944)	(1,324,008)
	(13,313)	(269,461)	458,155	7,830,543
Class P Shares
Shares sold	19,316,934	395,518,854	17,223,132	328,167,742
Reinvestment	3,027,052	66,586,285	1,885,862	34,416,974
Shares redeemed	(14,691,275)	(298,158,815)	(12,918,851)	(243,103,566)
	7,652,711	163,946,324	6,190,143	119,481,150

NET INCREASE	8,114,622	$173,534,391	6,199,945	$119,165,666

52

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (two of the portfolios constituting Goldman Sachs Trust, hereafter collectively referred to as the “Portfolios”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio and the Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations with respect to the Portfolio and the Underlying Funds;

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;
(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Funds that are equity funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolios and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Portfolios and the Underlying Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios, the Underlying Funds, and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Portfolios and the Underlying Funds. In this regard, they compared the investment performance of each Portfolio to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2021, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2022. The information on each Portfolio’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Portfolio’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the portfolio management teams of certain Underlying Funds to continue to enhance the investment models used in managing those Underlying Funds.

The Trustees observed that the Tax-Advantaged Global Equity Portfolio’s Institutional Shares had placed in the fourth quartile of the Portfolio’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Portfolio’s benchmark index for the one- and ten-year periods and underperformed for the three- and five-year periods ended March 31, 2022. They considered that the Enhanced Dividend Global Equity Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group for the one-year period, in the third quartile for the three-year period, and in the fourth quartile for the five- and ten-year periods, and had outperformed the Portfolio’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2022. The Trustees noted that each Portfolio had certain significant differences from its peer group that caused the peer group to be an imperfect basis for comparison. They also observed that the Portfolios had each experienced certain portfolio management changes in early 2022.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of each Portfolio’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations with respect to the Portfolios and the Underlying Funds. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolios, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolios differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed each Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense

56

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Portfolio was provided for 2021 and 2020, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Portfolios. The Trustees noted that, although the Portfolios themselves do not have breakpoints in their management fee schedules, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolios under the Management Agreement and the fees and expenses borne by the Underlying Funds and considered the Investment Adviser’s finding that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) with respect to certain Underlying Funds, the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) with respect to the Underlying Funds, enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios and the Underlying Funds because of the

57

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) with respect to certain Underlying Funds, the ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Underlying Funds in connection with the program; and (i) the Portfolios’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2023.

58

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Portfolio Expenses — Six Month Period Ended August 31, 2022 (Unaudited)

As a shareholder of Class A, Institutional, Class R6 or Class P Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A Shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Institutional, Class R6 and Class P Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2022 through August 31, 2022, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Dividend Global Equity Portfolio				Tax-Advantaged Global Equity Portfolio
Share Class	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/2022*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/2022*
Class A
Actual	$1,000.00	$925.48		$2.57	$1,000.00	$914.88		$2.75
Hypothetical 5% return	1,000.00	1,022.53	+	2.70	1,000.00	1,022.33	+	2.91
Institutional
Actual	1,000.00	927.16		0.97	1,000.00	916.47		0.97
Hypothetical 5% return	1,000.00	1,024.20	+	1.02	1,000.00	1,024.20	+	1.02
Class R6
Actual	1,000.00	927.82		0.92	1,000.00	916.79		0.92
Hypothetical 5% return	1,000.00	1,024.25	+	0.97	1,000.00	1,024.25	+	0.97
Class P
Actual	1,000.00	927.75		0.92	1,000.00	916.79		0.92
Hypothetical 5% return	1,000.00	1,024.25	+	0.97	1,000.00	1,024.25	+	0.97

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional	Class R6	Class P
Enhanced Dividend Global Equity	0.53%	0.20%	0.19%	0.19%

Tax-Advantaged Global Equity	0.57	0.20	0.19	0.19

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust	103	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 65	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021-Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 73	Trustee	Since 2007

Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Director of 1735 NY Investments, LLC (oversees an investment fund that supports the mission of the American Institute of Architects) (2022-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	None

60

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

				103	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Paul C. Wirth Age: 64	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

61

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2022.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2022, Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006 – December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust – Global Tax-Aware Equity Portfolios – Tax Information (Unaudited)

For the fiscal year ended August 31, 2022, 19.31% and 21.42% of the dividends paid from net investment company taxable income by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively, qualify for the dividends received deduction available to corporations.

From distributions paid during the fiscal year ended August 31, 2022, the total amount of income received by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios from sources within foreign countries and possessions of the United States was $0.1237 and $0.1783 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios was 17.78% and 37.69%, respectively. The total amount of taxes paid by the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios to such countries was $0.0119 and $0.0246 per share, respectively.

For the fiscal year ended August 31, 2022, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios designate 40.27% and 57.98%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios designate $19,304,981 and $3,895,072 respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2022.

During the fiscal year ended August 31, 2022, the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios designate $4,089,026 and $4,081,873 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

63

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.27 trillion in assets under supervision as of June 30, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[4]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[5]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Gregory G. Weaver Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolios will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Portfolio holdings and allocations shown are as of August 31, 2022 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2022 Goldman Sachs. All rights reserved. 295265-OTU-10/2022 TAGEDGAR-22

Goldman Sachs Funds

Annual Report	August 31, 2022

Allocation Funds
Global Managed Beta Fund
Strategic Factor Allocation Fund
Strategic Volatility Premium Fund
Tactical Tilt Overlay Fund

Goldman Sachs Allocation Funds

∎	GLOBAL MANAGED BETA FUND

∎	STRATEGIC FACTOR ALLOCATION FUND

∎	STRATEGIC VOLATILITY PREMIUM FUND

∎	TACTICAL TILT OVERLAY FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Allocation Funds

Market Review

During the 12-month period ended August 31, 2022 (the “Reporting Period”), the financial markets were most influenced by inflationary pressures, shifting central bank monetary policy, rising interest rates, macroeconomic data and the Russia/Ukraine war.

In September 2021, when the Reporting Period began, risk assets weakened following strong calendar year performance through August. The weakness was driven by a debt crisis at Evergrande, one of China’s largest property developers, and an increase in inflation that led many global central banks, including the U.S. Federal Reserve (the “Fed”) and the European Central Bank (“ECB”), to upgrade their inflation forecasts. Fed policymakers hinted that they could start tapering the Fed’s $120 billion a month asset purchase program in the near term and end it entirely by mid-2022. Additionally, the Fed’s median dot plot projection indicated interest rate hikes could begin in 2022, rather than in 2023 as previously forecast. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee.) Higher inflation expectations and the Fed’s more hawkish stance pushed up U.S. Treasury yields, as markets priced in a potential 25 basis point interest rate hike by the end of 2021. (Hawkish tends to imply higher interest rates; opposite of dovish. A basis point is 1/100th of a percentage point.) In this environment, global equities declined, led by U.S. and European stocks. In contrast, Japanese equities registered gains. Emerging markets equities broadly declined as well. Within fixed income, yields rose modestly, with the yield on the bellwether 10-year U.S. Treasury climbing 20 basis points. Within commodities, crude oil and natural gas prices rose, while metals prices fell. In currencies, the U.S. dollar strengthened versus other major currencies, benefiting from the global equity market decline and higher U.S. Treasury yields.

During the fourth quarter of 2021, global economic activity stabilized somewhat following a rather weak third calendar quarter, though inflation remained elevated. The U.S. labor market strengthened, with the unemployment rate falling to 3.9% in December, a pandemic-era low. The backdrop of a tightening labor market, healthy economic growth and accelerating inflation led the Fed to signal that its monetary policy would be less accommodative going forward. During December, policymakers began to scale back the Fed’s asset purchase program and then announced they would accelerate the pace of tapering, starting in January 2022. They also indicated the Fed might hike interest rates three times in 2022. Policy guidance in China was the opposite, as the People’s Bank of China (“PBoC”) signaled more accommodative policy to support economic growth. In the financial markets, equity performance saw significant dispersion across countries. Developed markets equities rose substantially, while emerging markets equities fell modestly. U.S. stocks were the best performers among developed markets equities, followed by European stocks. Japanese equities declined slightly. In the emerging markets, Chinese equities weighed on overall performance, while Taiwanese equities rallied. Concerns around China’s property sector, negative earnings revisions and regulatory risks, especially for technology companies, pressured Chinese stocks. Within fixed income, U.S. Treasury yields were volatile. The 10-year U.S. Treasury yield began the quarter at 1.50% and then rose to 1.67% by the end of October as inflation remained elevated and the Fed started to shift its policy stance. The emergence of the Omicron COVID-19 variant pushed that yield down to 1.34% in early December. As market participants learned that Omicron, though highly transmissible, was not as severe as initially feared, risk sentiment improved. Along with the Fed’s hawkish stance, this helped push the 10-year U.S. Treasury yield back toward 1.50% by the end of the fourth calendar quarter. Within commodities, crude oil prices were generally flat, with significant volatility throughout the quarter, while metals experienced positive performance. Within currencies, the Chinese renminbi appreciated versus the U.S. dollar, while the U.S. dollar continued to strengthen versus developed markets currencies.

In the first quarter of 2022, inflationary pressures intensified, with many developed nations experiencing their fastest price increases in decades. As a result, a number of central banks took policy action. In March, the Fed hiked interest rates for the first time since 2018. Fed Chair Jerome Powell also indicated the U.S. central bank was prepared to act even more aggressively to tackle inflation. Elsewhere, the Bank of England raised rates, while the ECB opened the door for rate increases some time in 2022. Meanwhile, China’s central bank pledged to keep its monetary policy flexible and responsive to changing economic conditions, with an overriding objective of achieving stability. The PBoC cut its interest rates, reduced the amount of cash banks had to hold in reserve and boosted credit expansion to help bolster the country’s slowing economy. The economic slowdown was driven, in part, by China’s “zero-COVID” strategy, as a growing wave of local COVID-19 cases led authorities to place both Shenzhen and Shanghai into lockdown. During February, geopolitical tensions added uncertainty to an already complex investment backdrop, as energy and commodity prices jumped in response to Russia’s invasion of Ukraine late in the month. Global equities broadly declined during the first calendar quarter, with Russia’s invasion of Ukraine exacerbating the sell-off. Within fixed income,

1

MARKET REVIEW

government bond yields rose meaningfully, pushed higher by rising inflation and hawkish central banks. Among currencies, the U.S. dollar was rather flat versus the Chinese renminbi but appreciated versus developed markets currencies. Of particular note: the Russian ruble hit an all-time low relative to the U.S. dollar during the quarter.

Global economic activity moderated noticeably in the second quarter of 2022 amid tighter financial conditions and COVID-19 flare-ups in China. Inflation accelerated, as food and energy prices rose in the wake of Russia’s attack on Ukraine. Higher inflation led to weaker consumer purchasing power and weaker consumer sentiment, which, in turn, weighed on consumption. However, job creation remained strong, especially in the U.S. Major central banks focused on taming inflation, signaling they would continue to tighten monetary policy until inflation came down toward their respective target levels. In the U.S., the Fed raised interest rates twice during the second calendar quarter and suggested rates would be higher still by the end of 2022. Meanwhile, the ECB announced the end of its Pandemic Emergency Purchase Programme, effective July 1, 2022. The two outliers among major central banks were the Bank of Japan and the PBoC. Both remained dovish in an effort to support economic growth, as inflation was not considered to be a major problem in either country. (Dovish tends to imply lower interest rates; opposite of hawkish.) Against this backdrop, global equities continued to sell off, led by a steep drop in the U.S stock market. Emerging market equities also fell, though Chinese stocks broadly recorded gains. In fixed income, government bond yield volatility persisted as markets continued to struggle to price in higher inflation on the one hand and recession fears on the other. Overall, government bond yields rose during the quarter in response to inflationary pressures and hawkish central banks. Within commodities, crude oil prices rallied but metals prices suffered substantial losses. In currencies, the U.S. dollar continued its strong performance, appreciating versus most other global currencies during the second calendar quarter.

In July 2022, global equities generated positive returns despite macroeconomic weakness and elevated inflation, as investors focused on less hawkish Fed commentary and better than market expected second calendar quarter corporate earnings and guidance. Although the Fed raised interest rates during the month, Fed Chair Powell suggested the pace of rate hikes might slow going forward and become more data dependent. In Europe, the ECB increased interest rates and also signaled that future hikes were likely to be data dependent. Within global equities, the developed equity markets broadly recorded gains, while the performance of emerging markets equities was rather flat. Many emerging equity markets performed well during the month, but they were held back overall by a decline in Chinese stocks amid growing investor concerns about China’s property market. In fixed income, government bond yields fell in response to weaker macroeconomic data. Commodities struggled across the board, as both precious and industrial metals followed crude oil prices lower against the backdrop of slower global economic growth. As for currencies, the U.S. dollar appreciated versus the euro and Chinese renminbi but weakened versus the Japanese yen.

In August 2022, global equity markets were volatile. They rallied during the first half of the month, as U.S. inflation eased and the U.S. labor market remained robust, but then sold off in the second half of the month on the back of hawkish Fed commentary. Although U.S. inflation moderated, it remained elevated, prompting the Fed to signal further monetary policy tightening. For August overall, global equities broadly posted losses. Within developed markets equities, U.S. and European stocks retreated and Japanese equities advanced. Emerging markets equities recorded a modest gain. In fixed income, government bond yields rose amid ongoing inflationary pressures and hawkish central bank rhetoric. Commodities continued their poor run, with crude oil, natural gas and metals prices all declining during the month. In currencies, the U.S. dollar appreciated versus developed market currencies and versus the Chinese renminbi, as investor risk aversion increased and interest rates rose.

For the Reporting Period overall, global equity markets, as measured by the MSCI All Country World Index Investable Market Index, declined 14.32%. Developed markets stocks, as represented by the MSCI World Index, fell 10.80%, with U.S. stocks, as measured by the S&P 500® Index, dropping 11.23% and non-U.S. developed markets stocks, as measured by the MSCI EAFE Index, dropping 19.37%. Emerging markets equities, as measured by the MSCI Emerging Markets Index, fell 21.48%. In fixed income, except in the very shortest maturities, bond prices broadly declined as yields rose. Commodities, as represented by the S&P GSCI Commodity Index, generated a gain of 42.19%. The U.S. dollar appreciated versus most global currencies during the Reporting Period overall.

At the end of the Reporting Period, we thought risk assets were facing a number of headwinds, including slower economic growth, high U.S. home prices, the tight U.S. labor market, elevated oil prices and the Russia/Ukraine conflict. Overall, we believed the risk of a global recession had increased materially given macroeconomic weakness and generally hawkish central banks. Within equities, we believed fundamentals had softened, as market expectations for earnings per share and profit margins were trending

2

MARKET REVIEW

downward at the end of the Reporting Period. Although corporate earnings generally remained strong, forward guidance was modestly lower in certain consumer-facing industries. Against this backdrop, we believed the risk-reward for equities was skewed to the downside. However, we thought the decline in equity valuations during the Reporting Period, along with ongoing weakness in investor sentiment, could potentially provide attractive opportunities in the near term. As for fixed income, we expected government bond yields to grind higher overall, but we thought they could fall on expectations of slower economic growth and heightened geopolitical uncertainty.

3

PORTFOLIO RESULTS

Goldman Sachs Global Managed Beta Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group discusses the Goldman Sachs Global Managed Beta Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated an average annual total return of -15.81%. This return compares to the -14.32% average annual total return of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (“ACWI IMI”) (Net, USD, 50% Non-US Developed Hedged to USD) (the “Index”), during the same time period.

Q	What key factors affected the Fund’s performance during the Reporting Period?

A	The Fund primarily seeks to achieve its investment objective by investing in a diversified portfolio of underlying asset classes that provide broad beta exposure to the global equity markets. (Beta refers to the component of returns that is attributable to market risk exposure, rather than manager skill.) The MAS Group determines allocations to the underlying asset classes — and within the underlying asset classes — based on its cycle-aware long-term strategic allocation model, which may include factor-based diversification. The factor-based diversification approach is implemented through a separately managed account composed of individual stock positions. In addition, the MAS Group uses an options-based strategy, which seeks to generate returns in moderately rising or moderately declining global equity markets where the realized volatility may be lower than the volatility implied by options prices.

During the Reporting Period, the Fund underperformed the Index due in part to its strategic allocation to the macro hedging strategy (through which we seek to diversify the Fund’s overall exposure to global equity asset classes). More specifically, the Fund was hurt within its macro hedging strategy by a modest position in interest rate floor contracts, which detracted from returns as the U.S. Federal Reserve (the “Fed”) began raising short-term interest rates. (An interest rate floor is a derivative contract in which the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price.) In addition, the Fund’s long positions in equity market segments, such as small-cap equities and emerging markets equities, detracted from relative returns during the Reporting Period. Small-cap stocks, which tend to be sensitive to economic growth, were weak as investors favored cyclical stocks amid the slowing global economic recovery and the easing of supportive measures from governments and central banks. Finally, the Fund’s factor-based strategies overall detracted from relative performance. Our factor-based strategies are Momentum, Valuation, Quality and Volatility. The Momentum factor seeks to identify companies whose stock prices are expected to increase or decrease (by, among other things, evaluating each company’s recent performance results). The Valuation factor seeks to identify companies whose stock prices are trading at a discount to their fundamental or intrinsic value (by, among other things, comparing each company’s book value to market value). The Quality factor seeks to identify companies that are expected to generate higher returns on assets (i.e., more profitable). The Volatility factor seeks to identify companies whose stock prices are expected to have a relatively lower degree of fluctuation over time.

On the positive side, the Fund benefited from a strategic allocation to a volatility selling strategy, which added to performance. (Volatility selling seeks to benefit from changes in the level of market implied volatility (i.e., expectations of future volatility) in equity markets.) Market implied volatility eased during the Reporting Period despite ongoing equity market weakness. Additionally, within the macro hedging strategy, the Fund was helped by investments in currency options through which we sought to hedge against foreign currency risk.

4

PORTFOLIO RESULTS

Dynamic asset allocation also added to the Fund’s relative returns during the Reporting Period overall. The Fund benefited from its long positions in energy master limited partnerships, our decision to increase energy sector exposure during the first quarter of 2022, and our efforts to reduce the Fund’s overall exposure to equities.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	In terms of its strategic allocations at the beginning of the Reporting Period, the Fund had had 105.40% of its total net assets invested in equity-related investments, 0.70% in the macro hedging strategy, 6.00% in the volatility selling strategy and 0% in cash and cash equivalents. However, the Fund maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This above sector breakout is inclusive of derivative exposure across all asset classes.

Q	How did you tactically manage the Fund’s allocations during the Reporting Period?

A	Within the Fund’s strategic allocations during the Reporting Period, we maintained the view that the Fund have a lesser weighting in the macro hedging strategy and a larger weighting in the volatility selling strategy. However, as interest rates rose in 2022, we opportunistically added to the Fund’s investments in interest rate floor contracts, thereby increasing its weighting in the macro hedging strategy.

In February 2022, we eliminated a view that the Fund be overweight compared to the Index in U.S. large-cap equities, which are sensitive to a cyclical economic recovery. We also decreased the Fund’s overall allocation to equities, largely by reducing its long positions in small-cap stocks and emerging markets equities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, equity futures were employed to express our passive investment views with greater versatility. The use of these instruments to gain exposure to U.S. large-cap equities, U.S. small-cap equities and Canadian equities during the Reporting Period detracted from the Fund’s performance, as these positions delivered returns similar to the asset classes they represented. The Fund also employed currency forwards, currency options, U.S. Treasury futures and interest rate floor contracts to afford greater risk management of macroeconomic and foreign exchange risks in the portfolio. Currency forwards had a positive impact on the Fund’s returns due to strength in the U.S. dollar versus other developed markets currencies. Currency options detracted from the Fund’s returns, though they partially accomplished their intended purpose of hedging against downside currency risks during periods of risk-off investor sentiment, or reduced risk appetite. U.S. Treasury futures and interest rate floor contracts detracted from the Fund’s performance, as the Fed began hiking short-term interest rates in early 2022. Finally, the Fund used equity index options as part of the volatility selling strategy. The impact of equity index options on the Fund’s performance was positive during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	In terms of its strategic allocations at the end of the Reporting Period, the Fund had 102.50% of its total net assets invested in equity-related investments, 2.01% in the macro hedging strategy, 7.70% in the volatility selling strategy and 0% in cash and cash equivalents. However, the Fund maintained a position in cash and cash equivalents to cover the exposure of various derivatives positions. This above sector breakout is inclusive of derivative exposure across all asset classes.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected economic growth in the U.S. and Europe to continue slowing into the end of 2022, and we believed both economies were likely to grow below trend in 2023. We thought China’s economic growth would gradually improve and be near trend in 2023. Risks to this view include China’s property sector and/or the failure of the government’s “zero-COVID” policy.

As for inflation, at the end of the Reporting Period, we anticipated it would remain elevated in the near term, given rather high oil and gas prices. In the U.S., inflation should moderate gradually toward the end of 2022, in our opinion, but short-term risks of high inflation could linger given rising prices for housing and the potential for ongoing COVID-19-related supply disruptions from China.

Regarding monetary policy, we expected many of the world’s central banks to continue tightening, which could, in

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PORTFOLIO RESULTS

turn, anchor investors’ inflation expectations even if macroeconomic weakness persists. In our view, uncertainty around the Fed’s interest rate path was likely to drive financial market volatility in the near term. We believed there was a risk the Fed could overtighten its monetary policy, leading to a U.S. recession.

Looking ahead, we thought risk assets were likely to face headwinds through the end of 2022 and into 2023. Among those headwinds were slowing economic growth, high U.S. home prices, a tight U.S. labor market, elevated oil prices and the Russia/Ukraine conflict. That said, we believed some of those risks were priced into the markets at the end of the Reporting Period given that valuations seemed more reasonable to us than they did at the beginning of the 2022 calendar year.

In terms of positioning at the end of the Reporting Period, the Fund had modest exposure to equities, as we expected economic growth to continue slowing and saw an elevated risk of recession in the near term. We intended to wait for inflation data to moderate before we considered increasing the Fund’s equity exposure. We also believed there needed to be a shift in the Fed’s monetary policy stance that could support economic growth and potentially lead to a sustainable equity market rally. That said, within equities at the end of Reporting Period, the Fund had exposure to Chinese Internet stocks, as we found their valuations attractive, regulatory constraints seemed to be easing and China’s economic activity should pick up through the end of 2022, in our opinion. Within the macro hedging strategy, we planned to add to the Fund’s position in interest rate floor contracts should risks to economic growth increase and central banks near the end of their tightening cycles.

6

FUND BASICS

Global Managed Beta Fund

as of August 31, 2022

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph does not depict the investment in the securities lending reinvestment vehicle. The investment in the securities lending reinvestment vehicle represented 4.3% of the Fund’s net assets as of August 31, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $1,000,000 investment made on April 30, 2015 (commencement of operations) in Institutional Shares at NAV. The performance data in the graph for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the period shown. For comparative purposes, the performance of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (Net, USD, 50% Non-US Developed Hedged to USD), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Global Managed Beta Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 30, 2015 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Since Inception
Institutional (Commenced April 30, 2015)	-15.81%	7.64%	7.44%

*	Because Institutional Shares do not involve a sales charge, such a charge is not applied to its Average Annual Total Return.

8

PORTFOLIO RESULTS

Goldman Sachs Strategic Factor Allocation Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (“QIS Team”) discusses the Goldman Sachs Strategic Factor Allocation Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional, Class R6 and Class P Shares generated average annual total returns of -6.47%, -6.37% and -6.47%, respectively. These returns compare to the -11.08% average annual total return of the Fund’s blended benchmark, the Strategic Factor Allocation Composite Index (the “Index”), which is composed 50% of the S&P 500® Index and 50% of the Bloomberg U.S. Aggregate Bond Index, during the same period. The components of the Fund’s blended benchmark, the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index, generated average annual total returns of -11.23% and -11.52%, respectively, during the Reporting Period.

Q	What key factors affected the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective through the implementation of the Goldman Sachs Strategic Factor Allocation process (“Strategic Allocation”), which is derived from the Goldman Sachs Investment Strategy Group’s (“ISG”) market views on a variety of asset classes and instruments. The Strategic Allocation was developed to provide exposure to “factors,” which are academically derived drivers of investment returns that the Goldman Sachs ISG believes offer the potential for greater and more consistent returns in various market environments. These factors include, but are not limited to, Equity, Term, Flow and Volatility. The QIS Team implements the Strategic Allocation by investing in derivatives and pooled investment vehicles, including, but not limited to, investment companies, including exchange-traded funds (“ETFs”) (the “Underlying Funds”) and exchange-traded notes (“ETNs”). The Underlying Funds may include affiliated investment companies. The Strategic Allocation may also be implemented by investing in any one or a combination of the following asset classes: (i) U.S. and foreign equity securities, including common and preferred stocks; (ii) fixed income instruments, which include, among others, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debt participations and non-investment grade securities (commonly known as “junk bonds”); and (iii) foreign exchange contracts.

During the Reporting Period, the Strategic Allocation added overall to the Fund’s performance. In relative terms, the Term, Flow and Volatility factors contributed positively to returns, while the Equity factor detracted from performance. On an absolute basis, the Flow and Volatility factors added to returns, while the Equity and Term factors detracted from results. The Flow factor seeks to systematically capitalize on flows within and across asset classes. The Volatility factor seeks to capture the “fear premium” associated with equity risk. (The fear premium is the amount investors tend to overpay to preserve capital during periods of financial market volatility.). The Equity factor seeks to capture the premium associated with equity risk. The Term factor seeks to capture the premium associated with interest rate and inflation risk.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	In terms of its Strategic Allocation at the beginning of the Reporting Period, the Fund maintained equal weightings in the Equity, Flow and Volatility factors. It had a relatively smaller weighting in the Term factor.

In terms of underlying asset classes and instruments, the Fund held positions in U.S. equities, listed U.S. equity index options, U.S. fixed income and listed U.S. fixed income options. In terms of currencies, it had long positions versus the U.S. dollar in the Australian dollar and the New Zealand

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PORTFOLIO RESULTS

dollar. It had short positions relative to the U.S. dollar in the Canadian dollar, euro, Swiss franc and Japanese yen. The Fund did not hold a position versus the U.S. dollar in the British pound at the start of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund uses derivatives for both hedging and non-hedging purposes in the implementation of the Strategic Allocation. During the Reporting Period, the Fund employed listed equity index futures and listed equity index options to implement views on the U.S. equity market. The use of listed equity index futures detracted from performance, while the use of listed equity index options contributed positively. In addition, the Fund used listed fixed income futures to express views on the U.S. fixed income market, which had a negative impact on returns. Forward foreign currency exchange contracts, which were used to take long and short positions in select developed markets currencies, had a positive impact overall on the Fund’s results during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective June 23, 2022, Federico Gilly no longer served as a portfolio manager for the Fund and as of that date, the portfolio managers for the Fund were James Park and Patrick Harnett. (Effective September 22, 2022, after the end of the Reporting Period, James Park no longer served as a portfolio manager for the Fund and Oliver Bunn joined Patrick Harnett as a portfolio manager of the Fund.) By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	How was the Fund positioned at the end of the Reporting Period?

A	In terms of its Strategic Allocation at the end of the Reporting Period, the Fund had equal weightings in the Equity, Flow and Volatility factors. It maintained a relatively smaller weighting in the Term factor.

In terms of underlying asset classes and instruments, the Fund held positions in U.S. equities, listed U.S. equity index options, U.S. fixed income and listed U.S. fixed income options. In terms of currencies, it had long positions versus the U.S. dollar in the Canadian dollar and the New Zealand dollar. It held short positions relative to the U.S. dollar in the Swiss franc, euro, Japanese yen and British pound. The Fund did not hold a position versus the U.S. dollar in the Australian dollar at the end of the Reporting Period.

Q	What was the Fund’s strategy at the end of the Reporting Period?

A	Going forward, the QIS Team plans to continue implementing the Goldman Sachs Strategic Factor Allocation process as it seeks long-term total return.

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FUND BASICS

Strategic Factor Allocation Fund

as of August 31, 2022

HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business
Goldman Sachs Financial Square Government Fund — Institutional Shares	74.2%	Investment Companies

[1]	The holdings may not be representative of the Fund’s future investments. Figures in the table above may not sum to 100% due to the exclusion of other assets and liabilities. The holdings may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

11

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $1,000,000 investment made on May 31, 2016 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Strategic Factor Allocation Composite Index, which is comprised of 50% of the S&P 500® Index and 50% of the Bloomberg U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Strategic Factor Allocation Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from May 31, 2016 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Since Inception
Institutional (Commenced May 31, 2016)	-6.47%	5.54%	6.09%

Class R6 (Commenced December 29, 2017)	-6.37%	N/A	5.16%

Class P (Commenced April 17, 2018)	-6.47%	N/A	6.08%

*	These returns assume reinvestment of all distributions at NAV. Because Institutional, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

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PORTFOLIO RESULTS

Goldman Sachs Strategic Volatility Premium Fund

Investment objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (“QIS Team”) discusses the Goldman Sachs Strategic Volatility Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional and Class P Shares generated average annual total returns of -4.09% and -4.09%, respectively. These returns compare to the -5.73% average annual total return of the Fund’s benchmark, the Bloomberg 1-5 Year U.S. Treasury Index, during the Reporting Period.

Q	What key factors affected the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective through the implementation of a volatility overlay strategy (“Strategic Volatility Premium”), which is a “factor” within the Strategic Factor Allocation process of the Goldman Sachs Investment Strategy Group (“ISG”). The Strategic Allocation was developed to provide exposure to “factors,” which are academically derived drivers of investment returns the Goldman Sachs ISG believes offer the potential for greater and more consistent returns in various market environments. Through the Strategic Volatility Premium, the QIS Team seeks to enhance the returns of a fixed income allocation to U.S. Treasury securities by using an options-based overlay strategy and hedging with S&P 500® Index futures. The Fund may use futures contracts, primarily futures on indexes, options on indexes and options on futures to more effectively gain targeted exposure to the Strategic Volatility Premium, to equitize cash and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for its overlay strategy.

During the Reporting Period, the Strategic Volatility Premium recorded negative absolute returns but outperformed the Fund’s benchmark.

Q	How did the Fund’s options-based overlay strategy affect its performance?

A	Consistent with our investment approach, we construct the Fund’s options-based overlay by simultaneously selling out-of-the-money short-dated put options while buying further out-of-the-money longer-dated put options on the S&P 500® Index. To limit the downside risk of the written put options, further out-of-the-money long put options and S&P 500® Index futures are used to reduce the impact to the Fund if the S&P 500® Index approaches or falls past the strike price of the written put options. (“Out-of-the-money” is a term used to describe a put option with a strike price that is lower than the market price of the underlying asset. A put option is an option contract that gives the holder the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.) The options-based overlay strategy is designed to provide the Fund with enhanced returns and additional income. The downside risk is mitigated to the extent of the difference between the strike price of a put option purchased and the strike price of a put option sold, as well as futures-based hedging positions.

As the seller of put options, the Fund will receive cash (the “premium”) from the purchaser. If the purchaser exercises the put option, the Fund pays the purchaser the difference between the strike price of the option and the price of the index at the time of exercise. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Fund as the seller of put options. As the buyer of put options, the Fund will pay the “premium” to the seller. If the Fund exercises the put option, the seller will pay the Fund the difference between the strike price of the option and the price of the index at the time of exercise. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Fund as the buyer of put options.

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PORTFOLIO RESULTS

During periods in which expected volatility in the U.S. equity markets exceeds subsequent realized volatility, a portfolio of U.S. Treasury securities, with an options-based overlay strategy, may outperform the same portfolio without such an options-based overlay strategy. However, a portfolio with an options-based overlay strategy may underperform the same portfolio without such an options-based overlay if realized volatility in the U.S. equity markets exceeds expected volatility.

During the Reporting Period, expected volatility in the U.S. equity markets exceeded subsequent realized volatility, and thus the Fund’s options-based overlay strategy added to performance.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	At the start of the Reporting Period, the Fund maintained a long position in bond futures and a short position in equity options. It also held a modest long position in equity index futures to hedge its position in equity options.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund uses derivatives for both hedging and non-hedging purposes in the implementation of the Strategic Volatility Premium. During the Reporting Period, the Fund employed listed equity index futures and listed equity index options to implement views on the U.S. equity market, with each contributing positively to performance. It used bond futures to express views on the U.S. fixed income market, which had a negative impact on returns during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective June 23, 2022, Federico Gilly no longer served as a portfolio manager for the Fund and as of that date, the portfolio managers for the Fund were James Park and Patrick Harnett. (Effective September 22, 2022, after the end of the Reporting Period, James Park no longer served as a portfolio manager for the Fund and Oliver Bunn joined Patrick Harnett as a portfolio manager of the Fund.) By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund maintained a long position in bond futures, a long position in equity options and a modest long position in equity index futures to hedge its position in equity options.

Q	What was the Fund’s strategy at the end of the Reporting Period?

A	Going forward, the QIS Team plans to continue implementing the Strategic Volatility Premium as it seeks long-term total return.

14

FUND BASICS

Strategic Volatility Premium Fund

as of August 31, 2022

HOLDINGS AS OF 8/31/22[1]

Holding	% of Net Assets	Line of Business
Goldman Sachs Financial Square Government Fund — Institutional Shares	67.1%	Investment Companies

[1]	The holdings may not be representative of the Fund’s future investments. Figures in the table above may not sum to 100% due to the exclusion of other assets and liabilities. The holdings may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedules of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

15

GOLDMAN SACHS STRATEGIC VOLATILITY PREMIUM FUND

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $1,000,000 investment made on March 29, 2021 (commencement of operations) in Institutional Shares at NAV. The performance data in the graph for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the period shown. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg 1-5 Year U.S. Treasury Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Strategic Volatility Premium Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from March 29, 2021 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Since Inception
Institutional (Commenced March 29, 2021)	-4.09%	-2.21%

Class P (Commenced March 29, 2021)	-4.09%	-2.21%

*	These returns assume reinvestment of all distributions at NAV. Because Institutional and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

16

PORTFOLIO RESULTS

Goldman Sachs Tactical Tilt Overlay Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group discusses the Goldman Sachs Tactical Tilt Overlay Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional, Class R6 and Class P Shares generated average annual total returns of 0.49%, 0.49% and 0.49%, respectively. These returns compare to the 0.38% average annual total return of the Fund’s benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index (the “Index”), during the same time period.

References to the Fund’s benchmark and to other indices, if any, mentioned herein are for informational purposes only, and unless otherwise noted, are not indications of how the Fund is managed. The use of the Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What key factors affected the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments.

During the Reporting Period, the Fund benefited most from its equity-related exposures. Specifically, its long positions in U.S. energy stocks and energy master limited partnerships (“MLPs”) contributed positively to results. Energy-related equities outperformed U.S. large-cap stocks, as measured by the S&P 500® Index, during the Reporting Period, as supply-chain disruptions, increased energy demand and geopolitical uncertainty pushed up crude oil prices.

The Fund’s commodity and currency exposures added modestly to performance. Within commodities, the Fund was helped by the implementation of a West Texas Intermediate (“WTI”) crude oil option spread, which benefited from a rally in crude oil prices during the Reporting Period. (An option spread is an options strategy that involves buying and selling the same number of options on an underlying asset, but at different strike prices and maturities.)

Within currency exposures, the Fund was aided by a long position in the U.S. dollar versus short positions in the euro, Japanese yen and Swiss franc. Also bolstering the Fund’s performance was a long position in the Brazilian real versus a short position in the U.S. dollar.

The Fund’s fixed income exposures detracted from its returns. Most of the underperformance was due to the Fund’s sizable allocation to investment grade fixed income, which weakened as higher than market expected inflation data drove up yields during the Reporting Period.

Q	How was the Fund positioned at the beginning of the Reporting Period?

A	At the beginning of the Reporting Period, the Fund had approximately 18.56% of its total net assets invested in long equity-related investments; approximately 23.55% of its total net assets invested in long fixed income-related investments; 0.00% of its total net assets invested in long currency-related investments; and 0.00% of its total net assets invested in long commodity-related investments. The Fund had a short position (representing approximately -5.27% of its total net assets) in equity-related investments. Specifically, the Fund held a short position (representing approximately -3.15% of its total net assets) in a basket of large-cap equity-related investments we believed might underperform the U.S. stock market, and it held a short position in S&P 500® Index futures (representing approximately -2.12% of its total net assets) as part of a relative value tilt wherein the Fund held a long position in the U.S. health care sector versus a short position in U.S. large-cap stocks. In addition, the Fund had a short position (representing approximately -2.34% of its total net assets) in currency-related investments. The Fund had no short positions in fixed income-related investments or commodity-related investments at the start of the Reporting Period.

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PORTFOLIO RESULTS

The above sector breakout is inclusive of derivative exposure across all asset classes, but it does not necessarily include the cash held to support those positions. Derivatives positions are mostly supported by cash held in the Fund specifically to cover its exposure and any potential margin calls or future losses experienced. Given the line-up of positions held, most of them were derivatives-based, so the cash allocation at the beginning of the Reporting Period was high.

Q	How did you tactically manage the Fund’s allocations during the Reporting Period?

A	During the Reporting Period, in response to shifting macroeconomic and market dynamics, we made a number of tactical changes to the Fund’s exposures.

In terms of equity-related exposures, during October 2021, we increased the Fund’s position in a Nikkei 225 Index call option. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at the time of expiry.) Japanese equities have historically posted strongly positive returns near calendar year ends, and we anticipated a significant acceleration in Japan’s economic growth during the fourth quarter of 2021 as pent-up demand from COVID-19-related restrictions was released. In November, we sold put options on the S&P 500® Health Care Index, thereby increasing the Fund’s position in the health care sector while also hedging its overall exposure; we believed the health care sector was characterized by attractive valuations, resilient earnings growth and scope for policy risk to recede. (A put option is an option contract that gives the holder the right, but not the obligation, to sell a certain quantity of an underlying security at an agreed-upon price at the time of expiry.) In December, we added an S&P 500® Index options tilt, which consisted of a short position in a put option and a long position in a call option, to give the Fund potential upside participation in S&P 500® Index gains while hedging that exposure in the face of a number of risks, such as the Omicron COVID-19 variant, a more hawkish Fed and the then-upcoming debate in Congress about the U.S. debt ceiling. During January 2022, we sold S&P 500® Index put options, as we believed the U.S. economy was in a multiple year expansion that would support equity returns. Historically, the S&P 500® Index has generated positive annual total returns about 88% of the time the U.S. economy is growing, according to the Goldman Sachs Investment Strategy Group. Although we recognized that COVID-19 continued to be a source of potential downside risk, we did not think the virus would upend the U.S. recovery, especially given the starting point of well above-trend growth, ample household savings, a large share of vaccinated individuals, and U.S. policymakers’ resistance to widespread lockdowns that would cripple economic growth. In March 2022, we removed the systematic upside improvement tilt, which seeks to identify stocks likely to outperform the market based on a variety of technical and fundamental ranking factors. This tilt tends to have a bias toward value stocks and had realized substantial gains since January 2022, as value stocks broadly outperformed growth stocks. The Fund continued to have exposure to value stocks through its long positions in U.S. energy stocks and European bank stocks. During May, we purchased a S&P 500® Index call option and sold an S&P 500® Index put option based on our belief that investors were rather defensively positioned and that risk mitigation efforts had created conditions for a possible equity market rally. In July, we implemented an S&P 500® Energy Index call option spread. At the time, we thought weakness in energy stocks was at odds with solid company fundamentals and seemed to reflect a significant risk premium for slowing economic growth. We believed the energy sector could rebound as investors gained more confidence in the durability of company managements’ capital discipline and the persistence of tight oil markets. However, due to continued uncertainties around the path of inflation and the degree of further monetary policy tightening, we decided it would be prudent to mitigate potential downside risk for the Fund’s existing long positions by expressing our positive views about the sector via the call option spread. During August 2022, we established an S&P 500® Index calendar put spread to help hedge against the impact of a short-term market decline. (A calendar spread is a derivatives strategy in which an investor takes a long and a short position on the same asset using derivatives contracts with different expiration dates. The goal is to profit from the difference in price on the underlying asset between the two expiration dates.) Also in August, we removed a portion of the Fund’s long position in Eurozone banks. Given increasing near-term risks, and because of a significant rally during July, we decided to mitigate potential downside risk by closing half the Fund’s position.

Regarding fixed income-related exposures, in January 2022, we increased the Fund’s existing long position in U.S. bank loans, because we thought they offered attractive incremental yields compared to cash, investment grade corporate bonds and high yield corporate bonds. Also in January, we established a Fund position in a five-year Mexican interest rate swap, as we expected Mexico’s interest rates to fall on the back of a central bank hiking cycle that was shallower

18

PORTFOLIO RESULTS

than the market had expected. We exited this position in March, as the Russia/Ukraine conflict drove up the prices of commodities, such as wheat and corn, which could undermine the disinflationary path we had envisioned for Mexico. At the same time, we thought the conflict was likely to dampen investor sentiment for emerging economies, including Mexico. During April, we added a long position in two-year U.S. Treasury securities, because we thought they offered an attractive cash alternative for investors who were willing to hold them through what is likely to be a volatile period for bonds. During July, we reduced the Fund’s long position in U.S. bank loans in the wake of strong performance.

In terms of currency-related exposures, during December 2021, we established a long position in the Brazilian real versus a short position in the U.S. dollar, so the Fund could benefit if the Brazilian real appreciated relative to the U.S. dollar. In our view, investors were overly pessimistic about Brazil’s fiscal and political environment and as a result, the Brazilian real was fundamentally undervalued relative to the U.S. dollar. We removed this positioning in January 2022, locking in Fund gains after the Brazilian real strengthened considerably versus the U.S. dollar. During March 2022, we eliminated the Fund’s long position in the U.S. dollar versus its short position in the Japanese yen, as the U.S. dollar had appreciated significantly and downside risks to the Japanese yen had eased. During May, we removed the Fund’s long position in the U.S. dollar versus its short position in the Swiss franc after the rapid depreciation of the Swiss franc had brought the currency closer to its value before the onset of the COVID-19 pandemic. In July, we initiated a short position in the euro relative to a long position in the Swiss franc, as slowing European economic growth, coupled with rising risks from an energy shortage, suggested the euro could weaken relative to the Swiss franc in the near term. Also during July, we reinitiated the Fund’s long position in the Brazilian real versus its short position in the U.S. dollar because we thought the Brazilian real might strengthen as election uncertainty in Brazil declined.

As for commodities-related exposures, we implemented a WTI crude oil option spread in November 2021 and also established a short position in a December 2022 WTI put option. During March 2022, we removed the WTI crude oil option spread given that the Fund’s position was deep in the money and had, in our view, realized most of its maximum profit potential. (“In the money” is a term used to describe a call option with a strike price that is lower than the market price of the underlying asset, or a put option with a strike price that is higher than the market price of the underlying asset. “Deep in the money” means the strike price of a call option is well below the market price of the underlying asset, or well above the market price of the underlying asset in the case of a put option.) During July, in a risk management move, we trimmed the Fund’s long position in energy MLPs based on strong 2022 year-to-date performance and signs of slowing economic growth.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used derivatives and similar instruments as part of its investment strategy to express views implemented in the Fund. Positions were supported predominantly by cash held in the Fund specifically to cover its exposure to derivative instruments and any potential margin calls or future losses experienced.

During the Reporting Period, the Fund employed equity futures, equity options and equity index options, bond futures, interest rate swaps, total return swaps, swaptions, options on commodity futures and currency options to express active investment views with greater versatility across regional equity markets, global market sectors, commodities markets and currency markets. The Fund’s use of equity futures to gain exposure to U.S. and European securities had a negative impact on performance. To afford greater risk management precision, equity options and options on equity indices were employed to tactically adjust the amount of equity risk and downside risk in the Fund. The Fund’s use of equity options to gain exposure to U.S., U.K., European and Japanese equities, to U.S. health care and energy stocks, and to Chinese technology stocks collectively added to performance. Bond futures, which the Fund employed to gain exposure to U.S. Treasury securities, detracted from results. The Fund also employed interest rate swaps to gain exposure to Mexican interest rates, which had a negative impact on performance during the Reporting Period.

In addition, the Fund’s use of total return swaps within the systematic downside mitigation tactical tilt and the systematic upside improvement tilt, as well as to take both long and short positions on a basket of large-cap stocks and to gain exposure to European bank stocks, had a positive impact on performance. (The systematic downside mitigation tactical tilt seeks to limit the Fund’s exposure to potential market declines through the shorting of U.S. large-cap stocks we believed might underperform the broader U.S. stock

19

PORTFOLIO RESULTS

market, while at the same time taking a long position in the broader U.S. stock market. As a reminder, the systematic upside improvement tilt seeks to identify stocks likely to outperform the market based on a variety of technical and fundamental ranking factors. The resulting long positions are then held against an equally sized short position in the S&P 500® Index.) Swaptions, which were used to express our views on U.S. interest rates, added to performance. Additionally, the Fund used options on commodity futures to express our views of WTI crude oil, which had a positive impact on results. Finally, currency options, which were employed to gain exposure to numerous non-U.S. currencies, had a positive impact on the Fund’s performance during the Reporting Period overall.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had approximately 17.49% of its total net assets invested in long equity-related investments and approximately 46.07% of its total net assets invested in long fixed income-related investments. In terms of currency-related investments, the Fund had a long position in the Brazilian real versus a short position in the U.S. dollar (representing 1.52% of the Fund’s total net assets) and a long position in the euro versus a short position in the Swiss franc (representing 0.46% of the Fund’s total net assets). In terms of commodity-related investments, the Fund had a long position (representing approximately 0.80% of the Fund’s total net assets) in uranium, implemented via a closed-end trust. Additionally, the Fund had a short position (representing approximately -3.15% of its total net assets) in equity-related investments at the end of the Reporting Period. The Fund had a short position (representing approximately -1.34% of its total net assets) in fixed income-related investments. Specifically, the Fund maintained a swaption tilt, implemented through 30-year payer and receiver swaptions, to express our views of U.S. interest rates. (In a payer swaption, the purchaser has the right but not the obligation to enter into a swap contract wherein they become the fixed-rate payer and the floating-rate receiver. In a receiver swaption, the purchaser has the option to enter into a swap contract wherein they will receive the fixed rate and pay the floating rate.) The Fund had no short positions in currency-related or commodity-related investments at the end of the Reporting Period.

The above sector breakout is inclusive of derivative exposure across all asset classes, but it does not necessarily include the cash held to support those positions. Derivatives positions are mostly supported by cash held in the Fund specifically to cover its exposure and any potential margin calls or future losses experienced. Given the line-up of positions held, most of them were derivatives-based, so the cash allocation at the end of the Reporting Period was high.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we had a positive view on U.S. equities, but were mindful that they faced a number of near-term headwinds, including rising geopolitical tensions, elevated inflation and the Fed’s less accommodative monetary policy. In our opinion, the Fed’s aggressive interest rate hikes and generally tighter financial conditions may dampen economic growth, which would increase the risk of a U.S. recession some time in 2023 or 2024. At the sector level, we favored energy stocks, largely because of ongoing capital discipline by management teams and significant cash flow generation at cheap valuations. We also liked health care stocks based on what we saw as their attractive relative valuations and superior earnings growth in the sector. In Europe, we expected recession risk to remain elevated, suggesting to us that European equities would deliver low returns through the end of 2022. Other factors supporting this view were uncertainties around the economic impact of the Russia/Ukraine war, gas supply disruptions and inflationary trends. Nevertheless, we remained positive on European banks at the end of the Reporting Period, as we believed they could benefit from rising interest rates, resilient balance sheets and attractive valuations.

Within fixed income, the U.S. market was pricing in a steep hiking cycle at the end of the Reporting Period, implying there was a high hurdle for significant additional increases in interest rates. That said, we believed higher rates overall could provide us with an opportunity to gradually increase the Fund’s duration. (Duration is price sensitivity to changes in yield.) Outside of the U.S., interest rates in developed economies, with the exception of Japan, were likely to trend upwards, in our opinion.

As for commodities, we thought many of the supply-side risks caused by the Russia/Ukraine war were fading into the background at the end of the Reporting Period, as sanctions

20

PORTFOLIO RESULTS

on Russia turned out to be less effective than expected. The near-term picture appeared to be dominated by a slowdown in demand across macro-driven commodities, particularly in the face of recessionary trends and persistent “zero COVID-19” policies in China. Still, inventories of major commodities remained low, increasing the likelihood, in our view, of ongoing price volatility — both up and down. Although we expected crude oil prices to regain the $100-$120 per barrel range in the near term, we saw an increased risk that they could drop to around $80 a barrel. Meanwhile, the extent of China’s policy stimulus was the main question mark for industrial metals, in our opinion.

21

FUND BASICS

Tactical Tilt Overlay Fund

as of August 31, 2022

PORTFOLIO COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificate of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph does not depict the investment in the securities lending reinvestment vehicle. The Investment in the securities lending reinvestment vehicle represented 1.1% and 0.1% of the Fund’s net assets as of August 31, 2022 and 2021. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

[2]	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

22

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Performance Summary

August 31, 2022

The following graph shows the value, as of August 31, 2022, of a $1,000,000 investment made on July 31, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE® BofAML® Three-Month U.S. Treasury Bill Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Tactical Tilt Overlay Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from July 31, 2014 through August 31, 2022.

Average Annual Total Return through August 31, 2022*	One Year	Five Years	Since Inception
Institutional (Commenced July 31, 2014)	0.49%	3.30%	2.65%

Class R6 (Commenced December 29, 2017)	0.49%	N/A	3.14%

Class P (Commenced April 17, 2018)	0.49%	N/A	3.48%

*	These returns assume reinvestment of all distributions at NAV. Because Institutional, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

23

PORTFOLIO RESULTS

Index Definitions

MSCI All Country World Index Investable Market Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. The index covers approximately 85% of the free float-adjusted market capitalization in each market.

MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 27 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

Nikkei 225 is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

S&P 500® Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies by market value and covers approximately 80% of available market capitalization. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

S&P GSCI Index is a composite index of commodities that measures the performance of the commodity market. It is composed of up of 24 exchange-traded futures contracts that cover physical commodities spanning five sectors.

S&P 500® Health Care Index comprises those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard, or GICS®, health care sector.

S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard, or GICS®, energy sector.

Strategic Factor Allocation Composite Index is a blend of 50% the S&P 500® Index and 50% the Bloomberg Barclays U.S. Aggregate Bond Index. It is not possible to invest in an unmanaged index.

Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Bloomberg 1-5 Year U.S. Treasury Index Bloomberg 1-5 Year Corporate Index: Measures the investment grade, fixed-rate, taxable corporate bond market with 1-5 year maturities. Bloomberg 1-5 Year Government/Credit Index: Is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index.

ICE BofA 3-Month U.S. Treasury Bill Index, an unmanaged index, measures total return on cash, including price and Interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

It is not possible to invest directly in an unmanaged index.

24

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments

August 31, 2022

Shares	Description	Value

Common Stocks – 10.8%
Aerospace & Defense – 0.1%
10,905	BAE Systems PLC	$98,211
945	General Dynamics Corp.	216,339
190	HEICO Corp.	28,937
171	HEICO Corp. Class A	20,961
814	Huntington Ingalls Industries, Inc.	187,432
1,317	Kongsberg Gruppen ASA	45,016
698	L3Harris Technologies, Inc.	159,277
505	Lockheed Martin Corp.	212,156
452	Northrop Grumman Corp.	216,051
2,036	Raytheon Technologies Corp.	182,731
7,753	Singapore Technologies Engineering Ltd.	20,660
3,850	Textron, Inc.	240,163
523	Thales SA	63,053
234	The Boeing Co.*	37,498

		1,728,485

Air Freight & Logistics – 0.1%
1,608	C.H. Robinson Worldwide, Inc.	183,553
10,499	Deutsche Post AG	383,204
643	DSV A/S	95,015
1,049	Expeditors International of Washington, Inc.	107,932
1,160	FedEx Corp.	244,540
1,410	United Parcel Service, Inc. Class B	274,259
1,555	Yamato Holdings Co. Ltd.	24,241

		1,312,744

Airlines* – 0.0%
5,077	Qantas Airways Ltd.	18,245

Auto Components – 0.0%
255	Aptiv PLC*	23,825
3,257	BorgWarner, Inc.	122,789
1,222	Bridgestone Corp.	46,893
1,272	Cie Generale des Etablissements Michelin SCA	30,936
799	Denso Corp.	43,610
127	Lear Corp.	17,607
1,244	Magna International, Inc.	71,864
1,887	Sumitomo Electric Industries Ltd.	21,615
2,143	Valeo	40,935

		420,074

Automobiles – 0.2%
1,035	Bayerische Motoren Werke AG	76,257
300	Ferrari NV	57,913
24,196	Ford Motor Co.	368,747
763	General Motors Co.	29,154
5,826	Honda Motor Co. Ltd.	155,101
2,072	Isuzu Motors Ltd.	25,734
7,964	Mazda Motor Corp.	70,530
2,524	Mercedes-Benz Group AG	141,510
1,574	Renault SA*	44,832
7,565	Stellantis NV	100,770
2,254	Subaru Corp.	40,972
4,599	Tesla, Inc.*	1,267,530

Common Stocks – (continued)
Automobiles – (continued)
17,321	Toyota Motor Corp.	259,210
293	Volkswagen AG	54,196

		2,692,456

Banks – 0.5%
3,306	ABN AMRO Bank NV(a)	31,760
7,704	Australia & New Zealand Banking Group Ltd.	119,093
12,254	Banco Bilbao Vizcaya Argentaria SA	54,986
33,107	Banco Santander SA	80,142
4,450	Bank Hapoalim BM	46,135
14,802	Bank Leumi Le-Israel BM	156,475
19,557	Bank of America Corp.	657,311
1,831	Bank of Montreal	169,040
44,042	Barclays PLC	83,975
2,355	BNP Paribas SA	109,437
40,706	BOC Hong Kong Holdings Ltd.	140,102
8,373	CaixaBank SA	25,282
3,082	Canadian Imperial Bank of Commerce	145,752
5,847	Citigroup, Inc.	285,392
1,977	Citizens Financial Group, Inc.	72,516
3,112	Commonwealth Bank of Australia	205,648
5,383	Credit Agricole SA	49,543
3,416	Danske Bank A/S	45,614
4,329	DBS Group Holdings Ltd.	100,794
2,734	DNB Bank ASA	51,984
1,077	Erste Groupe Bank AG	24,219
2,099	Fifth Third Bancorp	71,681
1,688	FinecoBank Banca Fineco SpA	18,251
264	First Republic Bank	40,083
1,949	Hang Seng Bank Ltd.	30,515
28,738	HSBC Holdings PLC	176,073
2,283	Huntington Bancshares, Inc.	30,592
8,045	ING Groep NV	70,510
21,803	Intesa Sanpaolo SpA	37,534
10,673	Israel Discount Bank Ltd. Class A	65,251
4,046	Japan Post Bank Co. Ltd.	29,493
9,358	JPMorgan Chase & Co.	1,064,285
381	KBC Group NV	18,171
2,689	KeyCorp.	47,568
188,358	Lloyds Banking Group PLC	95,452
439	M&T Bank Corp.	79,801
3,912	Mediobanca Banca di Credito Finanziario SpA	30,967
25,685	Mitsubishi UFJ Financial Group, Inc.	133,150
2,319	Mizrahi Tefahot Bank Ltd.	94,315
4,613	Mizuho Financial Group, Inc.	52,821
6,802	National Australia Bank Ltd.	141,047
2,335	National Bank of Canada	154,481
7,425	NatWest Group PLC	21,188
10,017	Nordea Bank Abp	92,876
26,306	Oversea-Chinese Banking Corp. Ltd.	226,735
3,381	Regions Financial Corp.	73,266
10,756	Resona Holdings, Inc.	39,595
4,048	Royal Bank of Canada	376,428
282	Signature Bank	49,170

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Banks – (continued)
5,390	Skandinaviska Enskilda Banken AB Class A	$53,731
2,298	Societe Generale SA	50,660
4,380	Standard Chartered PLC	30,337
6,587	Sumitomo Mitsui Financial Group, Inc.	198,685
1,315	Sumitomo Mitsui Trust Holdings, Inc.	40,901
36	SVB Financial Group*	14,635
6,339	Svenska Handelsbanken AB Class A	51,918
3,705	Swedbank AB Class A	47,887
2,750	The Bank of Nova Scotia	152,058
751	The PNC Financial Services Group, Inc.	118,658
2,611	The Shizuoka Bank Ltd.	15,110
5,114	The Toronto-Dominion Bank	328,992
1,978	Truist Financial Corp.	92,650
2,824	U.S. Bancorp	128,803
5,366	United Overseas Bank Ltd.	104,634
10,007	Wells Fargo & Co.	437,406
8,485	Westpac Banking Corp.	124,539

		8,008,103

Beverages – 0.2%
2,009	Anheuser-Busch InBev SA	97,024
2,186	Asahi Group Holdings Ltd.	73,293
1,163	Brown-Forman Corp. Class B	84,550
433	Carlsberg AS Class B	56,225
2,126	Coca-Cola Europacific Partners PLC	104,535
1,097	Coca-Cola HBC AG	25,033
307	Constellation Brands, Inc. Class A	75,537
3,438	Davide Campari-Milano NV	33,730
4,559	Diageo PLC	198,072
1,900	Heineken Holding NV	134,782
440	Heineken NV	39,547
3,245	Ito En Ltd.	142,414
2,945	Keurig Dr Pepper, Inc.	112,263
1,807	Kirin Holdings Co. Ltd.	29,746
6,953	Molson Coors Beverage Co. Class B	359,261
2,638	Monster Beverage Corp.*	234,334
4,518	PepsiCo, Inc.	778,316
426	Pernod Ricard SA	78,166
254	Remy Cointreau SA	47,108
1,619	Suntory Beverage & Food Ltd.	59,137
6,581	The Coca-Cola Co.	406,113

		3,169,186

Biotechnology – 0.2%
5,675	AbbVie, Inc.	763,060
833	Amgen, Inc.	200,170
96	Argenx SE*	36,150
1,261	Biogen, Inc.*	246,374
406	BioMarin Pharmaceutical, Inc.*	36,215
440	CSL Ltd.	88,008
44	Genmab A/S*	15,663
4,868	Gilead Sciences, Inc.	308,972
525	Horizon Therapeutics PLC*	31,085
3,263	Incyte Corp.*	229,813

Common Stocks – (continued)
Biotechnology – (continued)
1,611	Moderna, Inc.*	213,087
379	Regeneron Pharmaceuticals, Inc.*	220,222
975	Seagen, Inc.*	150,433
2,602	Swedish Orphan Biovitrum AB*	57,457
1,224	Vertex Pharmaceuticals, Inc.*	344,874

		2,941,583

Building Products – 0.1%
1,336	A.O. Smith Corp.	75,417
978	AGC, Inc.	33,192
696	Allegion PLC	66,190
1,075	Assa Abloy AB Class B	21,773
2,707	Carrier Global Corp.	105,898
3,299	Cie de Saint-Gobain	132,876
1,121	Fortune Brands Home & Security, Inc.	68,863
161	Geberit AG	74,389
1,760	Johnson Controls International PLC	95,287
529	Kingspan Group PLC	29,951
794	Lennox International, Inc.	190,655
1,685	Lixil Corp.	29,301
5,174	Masco Corp.	263,202
6,008	Nibe Industrier AB Class B	56,263
2,425	Owens Corning	198,195
100	Rockwool A/S	20,584
396	Trane Technologies PLC	61,012

		1,523,048

Capital Markets – 0.3%
2,433	3i Group PLC	34,248
32,235	abrdn PLC	54,782
730	Ameriprise Financial, Inc.	195,647
938	ASX Ltd.	49,932
233	BlackRock, Inc.	155,269
3,114	Blackstone, Inc.	292,529
1,888	Brookfield Asset Management, Inc. Class A	90,824
462	Cboe Global Markets, Inc.	54,502
526	CME Group, Inc.	102,891
758	Coinbase Global, Inc. Class A*	50,634
7,380	Daiwa Securities Group, Inc.	32,215
8,566	Deutsche Bank AG	71,465
407	Deutsche Boerse AG	68,813
2,099	EQT AB	47,013
320	Euronext NV(a)	23,649
744	FactSet Research Systems, Inc.	322,405
1,972	Franklin Resources, Inc.	51,410
11,418	Hargreaves Lansdown PLC	108,096
3,279	Hong Kong Exchanges & Clearing Ltd.	132,126
1,471	IGM Financial, Inc.	40,041
1,224	Intercontinental Exchange, Inc.	123,440
9,387	Invesco Ltd.	154,604
2,804	KKR & Co., Inc.	141,770
447	London Stock Exchange Group PLC	41,929
99	LPL Financial Holdings, Inc.	21,912
888	Macquarie Group Ltd.	106,252
55	MarketAxess Holdings, Inc.	13,672

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Capital Markets – (continued)
1,423	Moody’s Corp.	$404,872
4,469	Morgan Stanley	380,848
119	MSCI, Inc. Class A	53,460
2,106	Nasdaq, Inc.	125,370
4,853	Nomura Holdings, Inc.	17,572
594	Northern Trust Corp.	56,484
367	Onex Corp.	18,150
160	Partners Group Holding AG	154,441
842	Raymond James Financial, Inc.	87,880
747	S&P Global, Inc.	263,079
1,726	SBI Holdings, Inc.	33,916
645	Schroders PLC	20,064
1,766	SEI Investments Co.	96,600
27,688	Singapore Exchange Ltd.	187,891
1,810	St. James’s Place PLC	23,168
1,704	State Street Corp.	116,468
1,300	T. Rowe Price Group, Inc.	156,000
2,889	The Bank of New York Mellon Corp.	119,980
4,392	The Carlyle Group, Inc.	142,872
2,522	The Charles Schwab Corp.	178,936
395	TMX Group Ltd.	39,670
804	Tradeweb Markets, Inc. Class A	55,950
9,955	UBS Group AG	157,754

		5,473,495

Chemicals – 0.2%
750	Air Liquide SA	93,985
281	Air Products & Chemicals, Inc.	70,938
404	Akzo Nobel NV	25,453
79	Albemarle Corp.	21,169
385	Arkema SA	32,502
770	BASF SE	32,570
359	Celanese Corp.	39,799
366	CF Industries Holdings, Inc.	37,866
330	Chr Hansen Holding A/S	19,228
2,186	Corteva, Inc.	134,286
1,824	Covestro AG(a)	54,997
937	Croda International PLC	73,034
1,675	Dow, Inc.	85,425
1,181	DuPont de Nemours, Inc.	65,711
859	Eastman Chemical Co.	78,169
383	Ecolab, Inc.	62,747
77	EMS-Chemie Holding AG	54,072
838	Evonik Industries AG	15,625
268	FMC Corp.	28,965
34	Givaudan SA	108,480
2,562	ICL Group Ltd.	24,464
274	International Flavors & Fragrances, Inc.	30,271
1,991	Johnson Matthey PLC	46,452
1,243	JSR Corp.	27,727
490	Koninklijke DSM NV	62,483
758	Linde PLC	214,408
171	LyondellBasell Industries NV Class A	14,193
13,513	Mitsubishi Chemical Group Corp.	70,943
2,221	Nippon Sanso Holdings Corp.	40,394
264	Nitto Denko Corp.	16,271

Common Stocks – (continued)
Chemicals – (continued)
898	Novozymes A/S Class B	51,539
1,506	Nutrien Ltd.	138,256
580	OCI NV	21,775
391	PPG Industries, Inc.	49,649
831	RPM International, Inc.	77,416
271	Shin-Etsu Chemical Co. Ltd.	31,472
376	Sika AG	84,598
502	Solvay SA	40,525
15,186	Sumitomo Chemical Co. Ltd.	59,777
435	Symrise AG	45,516
3,590	The Mosaic Co.	193,393
921	The Sherwin-Williams Co.	213,764
2,308	Tosoh Corp.	29,842
680	Umicore SA	21,614
693	Yara International ASA	29,312

		2,771,075

Commercial Services & Supplies – 0.1%
3,315	Brambles Ltd.	27,900
573	Cintas Corp.	233,119
306	Copart, Inc.*	36,613
1,156	Dai Nippon Printing Co. Ltd.	24,333
7,952	Rentokil Initial PLC	48,026
1,120	Republic Services, Inc. Class A	159,846
8,494	Rollins, Inc.	286,757
460	Secom Co. Ltd.	29,306
8,056	Securitas AB Class B	70,544
1,511	Toppan, Inc.	23,730
1,057	Waste Connections, Inc.	147,113
1,164	Waste Management, Inc.	196,751

		1,284,038

Communications Equipment – 0.1%
952	Arista Networks, Inc.*	114,126
11,477	Cisco Systems, Inc.	513,251
707	F5, Inc.*	111,041
3,543	Juniper Networks, Inc.	100,692
645	Motorola Solutions, Inc.	157,000
14,930	Nokia Oyj	75,238
6,541	Telefonaktiebolaget LM Ericsson Class B	48,916

		1,120,264

Construction & Engineering – 0.1%
3,201	ACS Actividades de Construccion y Servicios SA	71,317
878	Bouygues SA	25,791
1,712	Eiffage SA	150,579
1,279	Ferrovial SA	32,071
2,133	Kajima Corp.	22,445
2,419	Obayashi Corp.	16,731
3,125	Shimizu Corp.	17,136
1,301	Skanska AB Class B	19,219
1,151	Taisei Corp.	34,898
1,724	Vinci SA	159,045
3,004	WSP Global, Inc.	357,982

		907,214

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Construction Materials – 0.0%
1,432	CRH PLC	$52,880
1,364	HeidelbergCement AG	61,595
2,545	Holcim Ltd.*	112,808
2,086	James Hardie Industries PLC	47,280
139	Martin Marietta Materials, Inc.	48,332
244	Vulcan Materials Co.	40,624

		363,519

Consumer Finance – 0.1%
4,672	Ally Financial, Inc.	155,110
1,675	American Express Co.	254,600
2,011	Capital One Financial Corp.	212,804
1,855	Discover Financial Services	186,412
5,706	Synchrony Financial	186,872

		995,798

Containers & Packaging – 0.0%
3,871	Amcor PLC	46,491
280	Avery Dennison Corp.	51,414
632	Ball Corp.	35,272
591	CCL Industries, Inc. Class B	28,989
567	Crown Holdings, Inc.	51,364
2,711	International Paper Co.	112,832
296	Packaging Corp. of America	40,528
672	Sealed Air Corp.	36,160
923	Smurfit Kappa Group PLC	30,948
3,985	Westrock Co.	161,751

		595,749

Distributors – 0.1%
220	D’ieteren Group	33,165
2,228	Genuine Parts Co.	347,590
6,659	LKQ Corp.	354,392
683	Pool Corp.	231,667

		966,814

Diversified Consumer Services – 0.0%
1,216	IDP Education Ltd.	23,939

Diversified Financial Services – 0.1%
455	Apollo Global Management, Inc.	25,289
4,442	Berkshire Hathaway, Inc. Class B*	1,247,314
1,195	Eurazeo SE	71,365
342	Groupe Bruxelles Lambert SA	25,854
1,495	Industrivarden AB Class A	33,132
1,446	Industrivarden AB Class C	31,722
2,027	Investor AB Class A	33,690
7,320	Investor AB Class B	115,372
1,189	Kinnevik AB Class B*	16,921
696	L E Lundbergforetagen AB Class B	28,746
3,871	Mitsubishi HC Capital, Inc.	18,760
4,094	ORIX Corp.	67,295
290	Sofina SA	58,132
195	Wendel SE	15,321

		1,788,913

Common Stocks – (continued)
Diversified Telecommunication Services – 0.2%
19,367	AT&T, Inc.	339,697
1,043	BCE, Inc.	50,333
7,991	BT Group PLC	13,979
427	Cellnex Telecom SA(a)	16,628
11,214	Deutsche Telekom AG	211,353
1,376	Elisa Oyj	73,586
37,703	HKT Trust & HKT Ltd.	50,582
3,075	Infrastrutture Wireless Italiane SpA(a)	28,499
24,369	Koninklijke KPN NV	77,544
8,376	Liberty Global PLC Class A*	169,195
8,485	Liberty Global PLC Class C*	180,815
17,204	Lumen Technologies, Inc.	171,352
10,490	Nippon Telegraph & Telephone Corp.	284,324
5,570	Orange SA	56,409
1,116	Proximus SADP	14,206
31,550	Singapore Telecommunications Ltd.	59,272
14,275	Spark New Zealand Ltd.	47,220
153	Swisscom AG	79,106
18,497	Telefonica SA	76,337
3,393	Telenor ASA	37,130
19,695	Telia Co. AB	69,321
25,333	Telstra Corp. Ltd.	68,507
3,004	TELUS Corp.	67,658
1,866	United Internet AG	42,210
8,704	Verizon Communications, Inc.	363,914

		2,649,177

Electric Utilities – 0.2%
986	Alliant Energy Corp.	60,185
1,017	American Electric Power Co., Inc.	101,903
4,683	Chubu Electric Power Co., Inc.	47,621
3,877	CK Infrastructure Holdings Ltd.	23,576
3,420	CLP Holdings Ltd.	29,468
822	Constellation Energy Corp.	67,067
1,760	Duke Energy Corp.	188,162
1,053	Edison International	71,362
444	Elia Group SA	64,500
1,295	Emera, Inc.	59,921
1,399	Endesa SA	23,996
5,906	Enel SpA	27,753
523	Entergy Corp.	60,302
1,289	Evergy, Inc.	88,335
578	Eversource Energy	51,841
3,192	Exelon Corp.	140,161
2,378	FirstEnergy Corp.	94,050
1,339	Fortis, Inc.	59,072
32,706	HK Electric Investments & HK Electric Investments Ltd.	27,294
2,391	Hydro One Ltd.(a)	64,738
8,869	Iberdrola SA	92,341
2,363	NextEra Energy, Inc.	200,997
9,501	NRG Energy, Inc.	392,201
6,876	Origin Energy Ltd.	29,285
9,797	Power Assets Holdings Ltd.	58,598
1,945	PPL Corp.	56,561
3,207	Red Electrica Corp. SA	58,633

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Electric Utilities – (continued)
3,917	SSE PLC	$75,060
6,654	Terna – Rete Elettrica Nazionale	47,305
3,155	The Kansai Electric Power Co., Inc.	30,577
2,090	The Southern Co.	161,076
619	Verbund AG	59,150
945	Xcel Energy, Inc.	70,166

		2,683,257

Electrical Equipment – 0.0%
3,678	ABB Ltd.	101,379
580	AMETEK, Inc.	69,693
1,115	Eaton Corp. PLC	152,354
899	Emerson Electric Co.	73,484
614	Legrand SA	44,426
2,971	Mitsubishi Electric Corp.	30,037
246	Nidec Corp.	16,342
806	Prysmian SpA	24,730
234	Rockwell Automation, Inc.	55,444
1,076	Schneider Electric SE	127,890
1,259	Sensata Technologies Holding PLC	50,713
2,165	Siemens Energy AG*	31,846

		778,338

Electronic Equipment, Instruments & Components – 0.1%
1,540	Amphenol Corp. Class A	113,236
1,702	Arrow Electronics, Inc.*	178,387
496	Azbil Corp.	14,133
537	CDW Corp.	91,666
601	Cognex Corp.	25,308
2,163	Corning, Inc.	74,234
1,216	Halma PLC	29,251
4,284	Hexagon AB Class B	43,778
200	Hirose Electric Co. Ltd.	28,339
807	Ibiden Co. Ltd.	25,613
209	Keyence Corp.	78,474
1,440	Keysight Technologies, Inc.*	236,002
634	Kyocera Corp.	35,240
738	Murata Manufacturing Co. Ltd.	39,739
626	Omron Corp.	32,944
579	TE Connectivity Ltd.	73,076
144	Teledyne Technologies, Inc.*	53,044
820	Trimble, Inc.*	51,865
391	Zebra Technologies Corp. Class A*	117,941

		1,342,270

Energy Equipment & Services – 0.0%
3,643	Baker Hughes Co. Class A	92,022
2,273	Halliburton Co.	68,486
2,574	Schlumberger N.V	98,198
4,196	Tenaris SA	57,399

		316,105

Entertainment – 0.1%
608	Activision Blizzard, Inc.	47,722
32,886	Bollore SA	157,155
3,070	Capcom Co. Ltd.	83,795

Common Stocks – (continued)
Entertainment – (continued)
630	Electronic Arts, Inc.	79,928
479	Konami Group Corp.	24,309
1,313	Liberty Media Corp.-Liberty Formula One Class C*	83,612
295	Live Nation Entertainment, Inc.*	26,656
396	Netflix, Inc.*	88,530
106	Nintendo Co. Ltd.	43,391
444	Roku, Inc.*	30,192
1,496	Square Enix Holdings Co. Ltd.	64,958
253	Take-Two Interactive Software, Inc.*	31,008
1,380	The Walt Disney Co.*	154,670
397	Toho Co. Ltd.	15,077
1,312	Ubisoft Entertainment SA*	60,503
1,211	Universal Music Group NV	24,048
9,887	Warner Bros Discovery, Inc.*	130,904

		1,146,458

Equity Real Estate Investment Trusts (REITs) – 0.2%
526	Alexandria Real Estate Equities, Inc.	80,688
978	American Homes 4 Rent Class A	34,778
586	American Tower Corp.	148,873
526	AvalonBay Communities, Inc.	105,679
629	Boston Properties, Inc.	49,961
1,098	Camden Property Trust	141,104
814	Canadian Apartment Properties REIT	27,686
23,645	CapitaLand Integrated Commercial Trust	34,972
645	Crown Castle, Inc.	110,185
23	Daiwa House REIT Investment Corp.	53,171
6,711	Dexus	39,695
921	Digital Realty Trust, Inc.	113,863
2,429	Duke Realty Corp.	142,947
138	Equinix, Inc.	90,717
1,547	Equity LifeStyle Properties, Inc.	108,445
1,384	Equity Residential	101,281
227	Essex Property Trust, Inc.	60,169
749	Extra Space Storage, Inc.	148,849
192	Gecina SA	17,088
21	GLP J-REIT	25,582
6,503	Goodman Group	86,477
1,184	Healthpeak Properties, Inc.	31,080
4,826	Host Hotels & Resorts, Inc.	85,758
2,688	Invitation Homes, Inc.	97,521
2,073	Iron Mountain, Inc.	109,061
24	Japan Metropolitan Fund Investment Corp.	19,060
6	Japan Real Estate Investment Corp.	27,789
820	Kimco Realty Corp.	17,286
948	Klepierre SA*	19,446
4,158	Land Securities Group PLC	31,361
3,020	Link REIT	23,372
1,154	Medical Properties Trust, Inc.	16,860
773	Mid-America Apartment Communities, Inc.	128,063
6	Nippon Building Fund, Inc.	29,886
21	Nippon Prologis REIT, Inc.	52,830

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
35	Nomura Real Estate Master Fund, Inc.	$42,807
1,539	Prologis, Inc.	191,621
604	Public Storage	199,821
1,237	Realty Income Corp.	84,462
1,116	Regency Centers Corp.	67,897
222	SBA Communications Corp.	72,206
16,689	Scentre Group	33,166
6,568	Segro PLC	71,676
523	Simon Property Group, Inc.	53,336
5,994	Stockland	14,744
764	Sun Communities, Inc.	117,434
2,846	The British Land Co. PLC	14,196
9,861	The GPT Group	28,099
1,656	UDR, Inc.	74,305
852	Ventas, Inc.	40,777
2,055	VICI Properties, Inc.	67,794
24,768	Vicinity Centres	32,427
3,006	Vornado Realty Trust	78,817
1,217	Warehouses De Pauw CVA	37,030
815	Welltower, Inc.	62,470
8,245	Weyerhaeuser Co.	281,649
594	WP Carey, Inc.	49,914

		4,128,231

Food & Staples Retailing – 0.3%
2,009	Aeon Co. Ltd.	39,187
3,664	Alimentation Couche-Tard, Inc.	157,457
8,538	Carrefour SA	142,503
17,628	Coles Group Ltd.	210,993
1,393	Costco Wholesale Corp.	727,285
11,664	Empire Co. Ltd. Class A	332,242
9,350	Endeavour Group Ltd.	46,271
1,837	George Weston Ltd.	210,017
3,143	HelloFresh SE*	75,042
61,641	J Sainsbury PLC	145,495
12,025	Jeronimo Martins SGPS SA	266,615
2,127	Kesko Oyj Class B	44,747
14,743	Koninklijke Ahold Delhaize NV	405,533
3,797	Loblaw Cos. Ltd.	335,568
1,273	Metro, Inc.	66,958
3,436	Seven & i Holdings Co. Ltd.	136,497
3,184	Sysco Corp.	261,788
35,314	Tesco PLC	101,996
13,204	The Kroger Co.	633,000
4,897	Walgreens Boots Alliance, Inc.	171,689
6,062	Walmart, Inc.	803,518
6,870	Welcia Holdings Co. Ltd.	143,881
10,486	Woolworths Group Ltd.	258,509

		5,716,791

Food Products – 0.2%
3,853	Ajinomoto Co., Inc.	106,496
3,717	Archer-Daniels-Midland Co.	326,687
3,372	Associated British Foods PLC	59,553
16	Barry Callebaut AG	32,738
1,164	Bunge Ltd.	115,434

Common Stocks – (continued)
Food Products – (continued)
1,425	Campbell Soup Co.	71,791
6	Chocoladefabriken Lindt & Spruengli AG	161,833
2,452	Conagra Brands, Inc.	84,300
1,828	Danone SA	96,190
3,865	General Mills, Inc.	296,832
1,685	Hormel Foods Corp.	84,722
3,735	JDE Peet’s NV	115,170
1,263	Kellogg Co.	91,871
253	Kerry Group PLC Class A	26,090
531	Kikkoman Corp.	32,470
957	McCormick & Co., Inc.	80,455
646	MEIJI Holdings Co. Ltd.	30,775
2,812	Mondelez International, Inc.	173,950
2,164	Mowi ASA	44,366
6,190	Nestle SA	724,372
3,633	Nisshin Seifun Group, Inc.	40,885
396	Nissin Foods Holdings Co. Ltd.	28,332
3,767	Orkla ASA	31,544
523	Salmar ASA	34,585
1,103	Saputo, Inc.	28,009
1,297	The Hershey Co.	291,397
1,587	The J.M. Smucker Co.	222,164
6,058	The Kraft Heinz Co.	226,569
4,132	Tyson Foods, Inc. Class A	311,470
176,534	WH Group Ltd.(a)	120,277
700	Yakult Honsha Co. Ltd.	41,402

		4,132,729

Gas Utilities – 0.0%
2,615	AltaGas Ltd.	56,388
8,739	APA Group	65,899
423	Atmos Energy Corp.	47,960
1,419	Enagas SA	25,911
22,723	Hong Kong & China Gas Co. Ltd.	22,402
2,240	Naturgy Energy Group SA	61,767
2,254	Osaka Gas Co. Ltd.	37,965
8,515	Snam SpA	40,471
1,903	Tokyo Gas Co. Ltd.	35,703
6,732	UGI Corp.	265,914

		660,380

Health Care Equipment & Supplies – 0.2%
3,607	Abbott Laboratories	370,259
580	ABIOMED, Inc.*	150,382
456	Alcon, Inc.	30,024
377	Align Technology, Inc.*	91,875
1,170	Asahi Intecc Co. Ltd.	20,811
1,106	Baxter International, Inc.	63,551
445	Becton Dickinson & Co.	112,327
1,057	BioMerieux	96,662
2,004	Boston Scientific Corp.*	80,781
311	Carl Zeiss Meditec AG	38,707
1,054	Cochlear Ltd.	153,438
904	Coloplast A/S Class B	103,265
884	Dentsply Sirona, Inc.	28,969

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
824	DexCom, Inc.*	$67,741
3,378	Edwards Lifesciences Corp.*	304,358
6,593	Fisher & Paykel Healthcare Corp. Ltd.	78,929
1,145	Getinge AB Class B	21,207
440	GN Store Nord A/S	12,444
1,754	Hologic, Inc.*	118,500
2,216	Hoya Corp.	225,981
861	IDEXX Laboratories, Inc.*	299,301
474	Intuitive Surgical, Inc.*	97,521
4,146	Koninklijke Philips NV	68,857
560	Masimo Corp.*	82,258
1,250	Medtronic PLC	109,900
853	Novocure Ltd.*	70,057
6,374	Olympus Corp.	135,749
963	ResMed, Inc.	211,783
1,103	Siemens Healthineers AG(a)	53,899
2,611	Smith & Nephew PLC	30,713
221	Sonova Holding AG	58,228
351	STERIS PLC	70,684
1,190	Straumann Holding AG	130,403
394	Stryker Corp.	80,849
669	Sysmex Corp.	40,894
107	Teleflex, Inc.	24,210
705	Terumo Corp.	22,632
180	The Cooper Cos., Inc.	51,739
332	Zimmer Biomet Holdings, Inc.	35,298

		3,845,186

Health Care Providers & Services – 0.4%
1,678	AmerisourceBergen Corp.	245,928
1,671	Cardinal Health, Inc.	118,173
4,218	Centene Corp.*	378,523
1,735	Cigna Corp.	491,786
6,251	CVS Health Corp.	613,535
1,599	DaVita, Inc.*	136,379
889	Elevance Health, Inc.	431,263
2,155	Fresenius Medical Care AG & Co. KGaA	73,786
3,677	Fresenius SE & Co. KGaA	90,963
746	HCA Healthcare, Inc.	147,611
3,162	Henry Schein, Inc.*	232,122
432	Humana, Inc.	208,129
1,293	Laboratory Corp. of America Holdings	291,274
1,344	McKesson Corp.	493,248
489	Molina Healthcare, Inc.*	164,974
1,559	Quest Diagnostics, Inc.	195,358
588	Ramsay Health Care Ltd.	28,657
3,450	Sonic Healthcare Ltd.	79,781
2,930	UnitedHealth Group, Inc.	1,521,637
355	Universal Health Services, Inc. Class B	34,733

		5,977,860

Health Care Technology – 0.0%
524	M3, Inc.	16,785

Common Stocks – (continued)
Health Care Technology – (continued)
379	Veeva Systems, Inc. Class A*	75,542

		92,327

Hotels, Restaurants & Leisure – 0.1%
915	Aramark	32,675
1,836	Aristocrat Leisure Ltd.	44,314
72	Booking Holdings, Inc.*	135,058
224	Caesars Entertainment, Inc.*	9,659
29	Chipotle Mexican Grill, Inc.*	46,307
7,402	Compass Group PLC	159,225
801	Darden Restaurants, Inc.	99,092
891	Domino’s Pizza, Inc.	331,327
935	Entain PLC	13,756
2,005	Expedia Group, Inc.*	205,813
392	Hilton Worldwide Holdings, Inc.	49,925
316	InterContinental Hotels Group PLC	17,154
6,142	La Francaise des Jeux SAEM(a)	199,211
290	Marriott International, Inc. Class A	44,585
1,278	McDonald’s Corp.	322,414
1,329	McDonald’s Holdings Co. Japan Ltd.	47,502
720	MGM Resorts International	23,501
374	Oriental Land Co. Ltd.	55,759
1,564	Starbucks Corp.	131,486
119	Vail Resorts, Inc.	26,737
2,750	Yum! Brands, Inc.	305,910

		2,301,410

Household Durables – 0.1%
2,034	Barratt Developments PLC	10,070
356	Berkeley Group Holdings PLC	15,071
346	D.R. Horton, Inc.	24,618
833	Electrolux AB Class B	10,533
553	Garmin Ltd.	48,935
1,969	Lennar Corp. Class A	152,499
1,402	Mohawk Industries, Inc.*	154,725
735	Newell Brands, Inc.	13,120
25	NVR, Inc.*	103,501
2,743	Panasonic Corp.	22,258
937	Persimmon PLC	16,033
2,135	PulteGroup, Inc.	86,809
1,278	SEB SA	94,655
1,346	Sekisui Chemical Co. Ltd.	18,350
2,578	Sekisui House Ltd.	43,838
3,206	Sharp Corp.	22,950
2,749	Sony Group Corp.	218,555
14,371	Taylor Wimpey PLC	18,029
688	Whirlpool Corp.	107,741

		1,182,290

Household Products – 0.1%
1,266	Church & Dwight Co., Inc.	105,977
5,593	Colgate-Palmolive Co.	437,428
1,335	Essity AB Class B	29,615
565	Henkel AG & Co. KGaA	35,335
1,581	Kimberly-Clark Corp.	201,609
1,083	Reckitt Benckiser Group PLC	83,566

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Household Products – (continued)
1,253	The Clorox Co.	$180,858
5,715	The Procter & Gamble Co.	788,327
1,362	Unicharm Corp.	47,332

		1,910,047

Independent Power and Renewable Electricity Producers – 0.0%
717	Northland Power, Inc.	24,545
4,627	RWE AG	176,647
954	The AES Corp.	24,280
560	Uniper SE	3,030
7,879	Vistra Corp.	195,005

		423,507

Industrial Conglomerates – 0.1%
1,232	3M Co.	153,199
26,389	CK Hutchison Holdings Ltd.	170,411
1,153	DCC PLC	66,360
1,782	General Electric Co.	130,870
3,116	Hitachi Ltd.	155,682
590	Honeywell International, Inc.	111,717
2,179	Jardine Matheson Holdings Ltd.	115,556
6,791	Keppel Corp. Ltd.	35,269
1,160	Lifco AB Class B	18,018
25,432	Melrose Industries PLC	40,133
667	Siemens AG	67,563
975	Smiths Group PLC	16,844

		1,081,622

Insurance – 0.4%
8,367	Admiral Group PLC	205,818
6,927	Aegon NV	30,957
2,561	Aflac, Inc.	152,175
1,622	Ageas SA	65,813
13,599	AIA Group Ltd.	130,839
109	Alleghany Corp.*	91,689
1,201	Allianz SE	203,013
447	American Financial Group, Inc.	57,073
2,554	American International Group, Inc.	132,169
1,395	Aon PLC, Class A	389,568
3,046	Arch Capital Group Ltd.*	139,263
1,249	Arthur J. Gallagher & Co.	226,781
7,809	Assicurazioni Generali SpA	114,533
525	Assurant, Inc.	83,207
18,616	Aviva PLC	90,311
6,037	AXA SA	142,181
475	Baloise Holding AG	68,551
1,605	Brown & Brown, Inc.	101,179
1,006	Chubb Ltd.	190,184
659	Cincinnati Financial Corp.	63,897
2,532	Dai-ichi Life Holdings, Inc.	43,748
260	Erie Indemnity Co. Class A	55,882
412	Everest Re Group Ltd.	110,849
311	Fairfax Financial Holdings Ltd.	155,042
2,674	Fidelity National Financial, Inc.	104,553
4,181	Gjensidige Forsikring ASA	84,843
520	Globe Life, Inc.	50,539

Common Stocks – (continued)
Insurance – (continued)
4,402	Great-West Lifeco, Inc.	103,401
548	Hannover Rueck SE	80,768
3,425	iA Financial Corp., Inc.	183,983
7,993	Insurance Australia Group Ltd.	25,257
739	Intact Financial Corp.	107,050
8,448	Japan Post Holdings Co. Ltd.	58,281
1,156	Japan Post Insurance Co. Ltd.	17,707
34,153	Legal & General Group PLC	100,036
2,384	Lincoln National Corp.	109,807
1,500	Loews Corp.	82,965
7,202	Manulife Financial Corp.	124,589
64	Markel Corp.*	76,423
1,749	Marsh & McLennan Cos., Inc.	282,236
17,262	Medibank Pvt. Ltd.	43,482
3,382	MetLife, Inc.	217,564
1,693	MS&AD Insurance Group Holdings, Inc.	50,512
371	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	88,640
2,761	NN Group NV	113,471
2,999	Phoenix Group Holdings PLC	20,947
8,327	Poste Italiane SpA(a)	66,549
8,464	Power Corp. of Canada	217,634
1,436	Principal Financial Group, Inc.	107,355
1,211	Prudential Financial, Inc.	115,953
2,302	Prudential PLC	24,160
2,604	QBE Insurance Group Ltd.	21,350
1,254	Sampo Oyj Class A	56,731
1,102	Sompo Holdings, Inc.	47,250
2,152	Sun Life Financial, Inc.	94,807
11,150	Suncorp Group Ltd.	82,346
237	Swiss Life Holding AG	123,874
554	Swiss Re AG	43,077
2,125	The Allstate Corp.	256,062
1,684	The Hartford Financial Services Group, Inc.	108,298
1,774	The Progressive Corp.	217,581
878	The Travelers Cos., Inc.	141,920
1,583	Tokio Marine Holdings, Inc.	87,729
1,794	Tryg A/S	40,537
876	W.R. Berkley Corp.	56,765
288	Willis Towers Watson PLC	59,567
358	Zurich Insurance Group AG	158,916

		7,300,237

Interactive Media & Services – 0.3%
17,480	Alphabet, Inc. Class A*	1,891,686
17,540	Alphabet, Inc. Class C*	1,914,491
35,790	Auto Trader Group PLC(a)	270,239
163	IAC, Inc.*	10,476
706	Match Group, Inc.*	39,910
7,425	Meta Platforms, Inc. Class A*	1,209,755
4,556	Pinterest, Inc. Class A*	104,970
1,110	REA Group Ltd.	95,725
184	Scout24 SE(a)	10,601
790	Twitter, Inc.*	30,612

		5,578,465

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Internet & Direct Marketing Retail – 0.2%
26,260	Amazon.com, Inc.*	$3,328,980
1,289	Chewy, Inc. Class A*	44,251
4,036	eBay, Inc.	178,109
1,240	Etsy, Inc.*	130,956
55	MercadoLibre, Inc.*	47,045
11,889	Rakuten Group, Inc.	57,700
2,629	Wayfair, Inc. Class A*	138,575
3,397	Zalando SE*(a)	78,650
8,637	ZOZO, Inc.	190,906

		4,195,172

IT Services – 0.4%
2,441	Accenture PLC Class A	704,131
1,284	Akamai Technologies, Inc.*	115,920
1,106	Automatic Data Processing, Inc.	270,318
507	Bechtle AG	19,423
222	Block, Inc.*	15,298
619	Broadridge Financial Solutions, Inc.	105,954
1,025	Capgemini SE	177,097
1,896	CGI, Inc.*	150,138
559	Cloudflare, Inc. Class A*	34,977
4,900	Cognizant Technology Solutions Corp. Class A	309,533
3,517	Computershare Ltd.	58,656
654	Edenred	33,079
217	EPAM Systems, Inc.*	92,551
3,800	Fidelity National Information Services, Inc.	347,206
2,927	Fiserv, Inc.*	296,183
663	FleetCor Technologies, Inc.*	140,907
682	Fujitsu Ltd.	80,253
1,166	Gartner, Inc.*	332,683
2,396	Global Payments, Inc.	297,655
2,618	GoDaddy, Inc. Class A*	198,497
4,574	International Business Machines Corp.	587,530
725	Itochu Techno-Solutions Corp.	18,297
493	Jack Henry & Associates, Inc.	94,755
1,268	Mastercard, Inc. Class A	411,301
2,845	NEC Corp.	103,762
1,492	Nomura Research Institute Ltd.	40,155
2,940	NTT Data Corp.	41,373
141	Okta, Inc.*	12,887
522	Otsuka Corp.	16,873
1,624	Paychex, Inc.	200,304
1,270	PayPal Holdings, Inc.*	118,669
1,214	SCSK Corp.	19,768
138	Snowflake, Inc. Class A*	24,971
4,599	SS&C Technologies Holdings, Inc.	256,440
12,426	The Western Union Co.	184,153
772	TIS, Inc.	21,984
135	Twilio, Inc. Class A*	9,393
1,099	VeriSign, Inc.*	200,260
2,745	Visa, Inc. Class A	545,459

		6,688,793

Common Stocks – (continued)
Leisure Products – 0.0%
736	Bandai Namco Holdings, Inc.	55,227
410	Hasbro, Inc.	32,316
170	Shimano, Inc.	30,075

		117,618

Life Sciences Tools & Services – 0.1%
1,029	Agilent Technologies, Inc.	131,969
1,217	Avantor, Inc.*	30,315
191	Bio-Rad Laboratories, Inc. Class A*	92,643
74	Bio-Techne Corp.	24,554
340	Charles River Laboratories International, Inc.*	69,785
1,433	Danaher Corp.	386,781
828	Eurofins Scientific SE	57,288
79	Illumina, Inc.*	15,930
647	IQVIA Holdings, Inc.*	137,591
110	Lonza Group AG	58,665
295	Mettler-Toledo International, Inc.*	357,676
982	PerkinElmer, Inc.	132,629
1,504	QIAGEN NV*	68,216
222	Sartorius Stedim Biotech	81,199
915	Thermo Fisher Scientific, Inc.	498,968
844	Waters Corp.*	252,018
376	West Pharmaceutical Services, Inc.	111,555

		2,507,782

Machinery – 0.2%
5,204	Atlas Copco AB Class A	52,826
4,168	Atlas Copco AB Class B	37,953
551	Caterpillar, Inc.	101,775
8,166	CNH Industrial NV	99,422
676	Cummins, Inc.	145,590
2,123	Daimler Truck Holding AG*	54,283
320	Deere & Co.	116,880
779	Dover Corp.	97,344
2,914	Epiroc AB Class A	44,587
1,494	Epiroc AB Class B	20,339
640	Fortive Corp.	40,531
1,223	GEA Group AG	42,544
616	Hoshizaki Corp.	18,300
3,363	Husqvarna AB Class B	22,628
339	IDEX Corp.	68,210
874	Illinois Tool Works, Inc.	170,281
868	Ingersoll Rand, Inc.	41,117
992	Knorr-Bremse AG	48,077
537	Komatsu Ltd.	11,233
444	Kone Oyj Class B	17,757
3,451	MISUMI Group, Inc.	84,709
1,210	Mitsubishi Heavy Industries Ltd.	46,646
224	Nordson Corp.	50,886
1,409	Otis Worldwide Corp.	101,758
648	PACCAR, Inc.	56,707
522	Parker-Hannifin Corp.	138,330
1,018	Pentair PLC	45,301
84	Rational AG	45,306
1,093	Sandvik AB	17,040

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Machinery – (continued)
325	Schindler Holding AG	$55,793
23	SMC Corp.	10,912
1,366	Snap-on, Inc.	297,597
439	Spirax-Sarco Engineering PLC	53,592
311	Stanley Black & Decker, Inc.	27,399
10,758	Techtronic Industries Co. Ltd.	126,882
262	Toyota Industries Corp.	14,644
98	VAT Group AG*(a)	23,432
969	Volvo AB Class B	15,349
6,203	Wartsila OYJ Abp	51,145
1,570	Westinghouse Air Brake Technologies Corp.	137,611
425	Xylem, Inc.	38,718

		2,691,434

Marine – 0.0%
79	AP Moller – Maersk A/S Class A	184,553
77	AP Moller – Maersk A/S Class B	184,735
1,000	Kuehne & Nagel International AG	231,111
1,321	Mitsui OSK Lines Ltd.	34,417
1,402	Nippon Yusen KK	106,936
6,670	SITC International Holdings Co. Ltd.	16,914
1,925	ZIM Integrated Shipping Services Ltd.	69,473

		828,139

Media – 0.2%
36	Cable One, Inc.	40,860
366	Charter Communications, Inc. Class A*	151,023
11,597	Comcast Corp. Class A	419,695
13,388	CyberAgent, Inc.	130,523
2,749	Dentsu Group, Inc.	88,531
5,971	Fox Corp. Class A	204,089
6,058	Fox Corp. Class B	191,554
2,474	Hakuhodo DY Holdings, Inc.	22,072
519	Liberty Broadband Corp. Class C*	52,782
4,541	Liberty Media Corp.-Liberty SiriusXM Class A*	188,633
4,473	Liberty Media Corp.-Liberty SiriusXM Class C*	185,003
11,049	News Corp. Class A	186,949
2,045	Omnicom Group, Inc.	136,810
579	Paramount Global Class B	13,543
1,838	Pearson PLC	18,395
2,256	Publicis Groupe SA	110,150
1,596	Quebecor, Inc. Class B	34,476
686	Shaw Communications, Inc. Class B	17,592
11,214	Sirius XM Holdings, Inc.	68,293
6,456	The Interpublic Group of Cos., Inc.	178,444
2,262	Vivendi SE	20,504
9,200	WPP PLC	79,240

		2,539,161

Metals & Mining – 0.2%
357	Alcoa Corp.	17,664
219	Alleima AB	878
3,462	Anglo American PLC	111,249

Common Stocks – (continued)
Metals & Mining – (continued)
1,054	Antofagasta PLC	13,411
7,927	ArcelorMittal SA	188,140
4,303	Barrick Gold Corp.	63,889
8,946	BHP Group Ltd.	244,047
14,919	BlueScope Steel Ltd.	167,389
904	Boliden AB	28,948
1,117	Cleveland-Cliffs, Inc.*	19,291
3,082	First Quantum Minerals Ltd.	54,537
11,709	Fortescue Metals Group Ltd.	145,514
2,874	Freeport-McMoRan, Inc.	85,070
28,991	Glencore PLC	158,510
2,895	Hitachi Metals Ltd.*	43,560
3,621	Ivanhoe Mines, Ltd. Class A*	23,270
1,918	JFE Holdings, Inc.	20,606
4,858	Lundin Mining Corp.	25,264
661	Mineral Resources Ltd.	28,163
739	Newcrest Mining Ltd.	8,884
1,092	Newmont Corp.	45,165
2,511	Nippon Steel Corp.	39,664
11,668	Norsk Hydro ASA	80,172
2,290	Nucor Corp.	304,433
1,501	Rio Tinto Ltd.	95,334
3,225	Rio Tinto PLC	178,053
55,641	South32 Ltd.	153,219
1,428	Steel Dynamics, Inc.	115,268
863	Teck Resources Ltd. Class B	29,228
4,129	Voestalpine AG	83,086

		2,571,906

Mortgage Real Estate Investment Trusts (REITs) – 0.0%
19,182	Annaly Capital Management, Inc.	123,724

Multi-Utilities – 0.1%
674	Ameren Corp.	62,426
1,346	Canadian Utilities Ltd. Class A	41,179
2,163	CenterPoint Energy, Inc.	68,199
890	CMS Energy Corp.	60,111
889	Consolidated Edison, Inc.	86,891
1,300	Dominion Energy, Inc.	106,340
533	DTE Energy Co.	69,471
5,759	E.ON SE	49,122
8,901	Engie SA	105,718
10,243	National Grid PLC	127,544
1,593	NiSource, Inc.	47,009
1,180	Public Service Enterprise Group, Inc.	75,945
602	Sempra Energy	99,312
2,467	Veolia Environnement SA	54,983
648	WEC Energy Group, Inc.	66,835

		1,121,085

Multiline Retail – 0.1%
789	Canadian Tire Corp. Ltd. Class A	92,798
1,125	Dollar General Corp.	267,098
2,163	Dollar Tree, Inc.*	293,476
3,134	Dollarama, Inc.	190,853
2,049	Next PLC	137,983
3,479	Target Corp.	557,823

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Multiline Retail – (continued)
7,446	Wesfarmers Ltd.	$238,190

		1,778,221

Oil, Gas & Consumable Fuels – 0.4%
1,678	Aker BP ASA	58,782
1,738	Ampol Ltd.	40,851
410	APA Corp.	16,035
1,270	ARC Resources Ltd.	17,532
45,343	BP PLC	231,699
794	Cameco Corp.	23,143
1,935	Canadian Natural Resources Ltd.	106,080
9,153	Cenovus Energy, Inc.	171,721
936	Cheniere Energy, Inc.	149,928
3,650	Chevron Corp.	576,919
2,860	ConocoPhillips	313,027
1,132	Coterra Energy, Inc.	34,990
1,718	Devon Energy Corp.	121,325
520	Diamondback Energy, Inc.	69,306
3,595	Enbridge, Inc.	148,251
9,474	ENEOS Holdings, Inc.	35,802
10,295	Eni SpA	121,614
979	EOG Resources, Inc.	118,753
1,336	EQT Corp.	63,861
3,134	Equinor ASA	121,632
8,858	Exxon Mobil Corp.	846,736
467	Hess Corp.	56,404
2,107	Idemitsu Kosan Co. Ltd.	55,556
3,549	Imperial Oil Ltd.	174,187
12,574	Inpex Corp.	144,533
11,859	Kinder Morgan, Inc.	217,257
672	Marathon Oil Corp.	17,196
1,996	Marathon Petroleum Corp.	201,097
6,010	Occidental Petroleum Corp.	426,710
2,437	OMV AG	98,192
1,413	ONEOK, Inc.	86,518
790	Parkland Corp.	19,393
778	Pembina Pipeline Corp.	27,474
534	Phillips 66	47,772
391	Pioneer Natural Resources Co.	99,009
12,720	Repsol SA	165,208
5,772	Santos Ltd.	30,813
21,800	Shell PLC	577,003
946	Suncor Energy, Inc.	30,605
929	Targa Resources Corp.	63,386
1,829	TC Energy Corp.	88,139
3,261	The Williams Cos., Inc.	110,972
3,871	TotalEnergies SE	195,987
975	Tourmaline Oil Corp.	57,646
705	Valero Energy Corp.	82,570
1,239	Woodside Energy Group Ltd.	28,780

		6,490,394

Paper & Forest Products – 0.0%
475	Holmen AB Class B	20,380
570	Mondi PLC	9,676
7,217	Oji Holdings Corp.	28,795

Common Stocks – (continued)
Paper & Forest Products – (continued)
2,407	Stora Enso Oyj Class R	35,830
1,908	Svenska Cellulosa AB SCA Class B	28,588
1,299	UPM-Kymmene Oyj	44,133
2,474	West Fraser Timber Co. Ltd.	221,339

		388,741

Personal Products – 0.1%
619	Beiersdorf AG	62,482
12,934	Haleon PLC*	38,893
688	Kao Corp.	29,791
323	Kobayashi Pharmaceutical Co. Ltd.	18,305
220	Kose Corp.	20,718
1,303	L’Oreal SA	447,508
3,704	Shiseido Co. Ltd.	139,914
1,685	The Estee Lauder Cos., Inc. Class A	428,630
2,745	Unilever PLC	124,520

		1,310,761

Pharmaceuticals – 0.6%
9,414	Astellas Pharma, Inc.	133,470
2,743	AstraZeneca PLC	339,288
2,962	Bausch Health Cos., Inc.*	17,772
2,016	Bayer AG	106,622
8,268	Bristol-Myers Squibb Co.	557,346
318	Catalent, Inc.*	27,984
2,849	Chugai Pharmaceutical Co. Ltd.	73,527
1,373	Daiichi Sankyo Co. Ltd.	41,261
1,477	Eisai Co. Ltd.	60,222
1,627	Elanco Animal Health, Inc.*	24,617
2,536	Eli Lilly & Co.	763,919
10,347	GSK PLC	165,397
5,885	Hikma Pharmaceuticals PLC	89,691
5,020	Ipsen SA	481,102
2,106	Jazz Pharmaceuticals PLC*	326,893
7,456	Johnson & Johnson	1,202,951
494	Kyowa Kirin Co. Ltd.	11,073
6,259	Merck & Co., Inc.	534,268
1,007	Merck KGaA	172,982
313	Nippon Shinyaku Co. Ltd.	17,121
4,432	Novartis AG	358,496
5,249	Novo Nordisk A/S Class B	561,191
2,216	Ono Pharmaceutical Co. Ltd.	52,896
3,855	Orion Oyj Class B	174,786
1,176	Otsuka Holdings Co. Ltd.	38,411
16,052	Pfizer, Inc.	726,032
2,201	Recordati Industria Chimica e Farmaceutica SpA	89,801
2,376	Roche Holding AG	775,439
1,668	Royalty Pharma PLC Class A	69,739
2,942	Sanofi	240,508
774	Shionogi & Co. Ltd.	37,790
5,468	Takeda Pharmaceutical Co. Ltd.	151,136
22,590	Teva Pharmaceutical Industries Ltd. ADR*	204,214
1,681	UCB SA	118,119
28,638	Viatris, Inc.	273,493

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – (continued)
1,414	Zoetis, Inc.	$221,333

		9,240,890

Professional Services – 0.1%
969	Adecco Group AG	30,718
1,223	Booz Allen Hamilton Holding Corp.	117,041
2,245	Bureau Veritas SA	55,721
169	Equifax, Inc.	31,899
2,493	Experian PLC	75,651
642	Intertek Group PLC	29,467
1,705	Jacobs Solutions, Inc.	212,409
2,349	Leidos Holdings, Inc.	223,272
1,476	Nihon M&A Center Holdings, Inc.	18,292
6,458	Persol Holdings Co. Ltd.	129,639
2,462	Randstad NV	114,657
6,162	Recruit Holdings Co. Ltd.	195,894
6,359	RELX PLC	166,766
4,252	Robert Half International, Inc.	327,276
130	SGS SA	286,284
154	Teleperformance	43,860
460	Thomson Reuters Corp.	50,653
450	TransUnion	33,242
398	Verisk Analytics, Inc. Class A	74,490
1,605	Wolters Kluwer NV	156,957

		2,374,188

Real Estate Management & Development – 0.1%
390	Azrieli Group Ltd.	32,353
5,031	CBRE Group, Inc. Class A*	397,248
15,811	CK Asset Holdings Ltd.	106,721
972	Daito Trust Construction Co. Ltd.	95,623
705	Daiwa House Industry Co. Ltd.	15,762
490	FirstService Corp.	61,295
4,334	Henderson Land Development Co. Ltd.	14,498
3,931	Hongkong Land Holdings Ltd.	19,003
2,516	Hulic Co. Ltd.	19,066
299	LEG Immobilien SE	22,597
1,710	Mitsubishi Estate Co. Ltd.	23,028
912	Mitsui Fudosan Co. Ltd.	18,459
5,334	New World Development Co. Ltd.	17,381
1,156	Sagax AB Class B	24,862
32,599	Sino Land Co. Ltd.	47,670
2,323	Sun Hung Kai Properties Ltd.	27,291
23,982	Swire Pacific Ltd.	165,878
474	Swiss Prime Site AG	40,765
7,078	UOL Group Ltd.	35,021
866	Vonovia SE	23,444

		1,207,965

Road & Rail – 0.1%
62	AMERCO	32,592
11,973	Aurizon Holdings Ltd.	30,281
741	Canadian National Railway Co.	88,123
491	Canadian Pacific Railway Ltd.	36,757
152	Central Japan Railway Co.	17,895
3,357	CSX Corp.	106,249

Common Stocks – (continued)
Road & Rail – (continued)
362	East Japan Railway Co.	18,750
677	Hankyu Hanshin Holdings, Inc.	20,302
264	J.B. Hunt Transport Services, Inc.	45,941
652	Kintetsu Group Holdings Co. Ltd.	22,140
5,699	Knight-Swift Transportation Holdings, Inc.	287,857
4,647	MTR Corp. Ltd.	23,799
516	Norfolk Southern Corp.	125,455
413	Old Dominion Freight Line, Inc.	112,092
813	Tobu Railway Co. Ltd.	19,208
1,609	Tokyu Corp.	19,128
898	Union Pacific Corp.	201,610

		1,208,179

Semiconductors & Semiconductor Equipment – 0.4%
4,535	Advanced Micro Devices, Inc.*	384,886
1,211	Advantest Corp.	68,585
646	Analog Devices, Inc.	97,888
3,310	Applied Materials, Inc.	311,372
199	ASM International NV	54,106
770	ASML Holding NV	375,849
1,065	Broadcom, Inc.	531,552
15,314	Intel Corp.	488,823
410	KLA Corp.	141,093
447	Lam Research Corp.	195,746
103	Lasertec Corp.	14,260
1,348	Marvell Technology, Inc.	63,113
2,172	Microchip Technology, Inc.	141,723
4,696	Micron Technology, Inc.	265,465
243	Monolithic Power Systems, Inc.	110,123
6,115	NVIDIA Corp.	922,998
1,145	NXP Semiconductors NV	188,444
6,209	ON Semiconductor Corp.*	426,993
1,955	Qorvo, Inc.*	175,520
3,510	QUALCOMM, Inc.	464,268
7,939	Renesas Electronics Corp.*	75,171
815	Skyworks Solutions, Inc.	80,318
1,657	STMicroelectronics NV	57,747
2,163	Teradyne, Inc.	183,076
3,481	Texas Instruments, Inc.	575,096
377	Tokyo Electron Ltd.	118,241

		6,512,456

Software – 0.7%
1,518	Adobe, Inc.*	566,882
108	ANSYS, Inc.*	26,816
870	Autodesk, Inc.*	175,514
2,114	Black Knight, Inc.*	139,862
2,974	Cadence Design Systems, Inc.*	516,792
336	Ceridian HCM Holding, Inc.*	20,039
504	Check Point Software Technologies Ltd.*	60,601
2,790	Citrix Systems, Inc.	286,728
264	Constellation Software, Inc.	397,406
126	Crowdstrike Holdings, Inc. Class A*	23,009
1,730	Dassault Systemes SE	66,714

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Shares	Description	Value

Common Stocks – (continued)
Software – (continued)
475	Datadog, Inc. Class A*	$49,851
1,398	DocuSign, Inc.*	81,392
10,926	Dropbox, Inc. Class A*	233,707
426	Fair Isaac Corp.*	191,444
4,095	Fortinet, Inc.*	199,386
504	Guidewire Software, Inc.*	36,142
247	HubSpot, Inc.*	83,249
1,031	Intuit, Inc.	445,165
21,879	Microsoft Corp.	5,720,702
1,826	Nemetschek SE	107,570
7,611	NortonLifeLock, Inc.	171,932
797	Open Text Corp.	25,105
4,092	Oracle Corp.	294,864
381	Palo Alto Networks, Inc.*	212,145
98	Paycom Software, Inc.*	34,418
621	PTC, Inc.*	71,347
947	RingCentral, Inc. Class A*	40,759
226	Roper Technologies, Inc.	90,983
2,108	Salesforce, Inc.*	329,101
1,481	SAP SE	126,136
603	ServiceNow, Inc.*	262,076
180	Splunk, Inc.*	16,205
439	Synopsys, Inc.*	151,903
20,634	The Sage Group PLC	171,029
349	The Trade Desk, Inc. Class A*	21,882
383	Trend Micro, Inc.	23,581
95	Tyler Technologies, Inc.*	35,293
1,670	VMware, Inc. Class A	193,770
1,138	WiseTech Global, Ltd.	44,950
326	Workday, Inc. Class A*	53,647
478	Xero Ltd.*	28,120
739	Zendesk, Inc.*	56,733
548	Zoom Video Communications, Inc. Class A*	44,059
198	Zscaler, Inc.*	31,530

		11,960,539

Specialty Retail – 0.3%
1,267	Advance Auto Parts, Inc.	213,667
291	AutoZone, Inc.*	616,690
4,821	Bath & Body Works, Inc.	179,968
4,587	Best Buy Co., Inc.	324,255
622	Burlington Stores, Inc.*	87,198
227	CarMax, Inc.*	20,076
35	Fast Retailing Co. Ltd.	20,466
9,638	Hennes & Mauritz AB Class B	100,094
1,851	Industria de Diseno Textil SA	39,966
85,865	JD Sports Fashion PLC	112,314
25,178	Kingfisher PLC	67,635
3,804	Lowe’s Cos., Inc.	738,509
396	Nitori Holdings Co. Ltd.	37,858
686	O’Reilly Automotive, Inc.*	478,224
1,243	Ross Stores, Inc.	107,234
3,803	The Home Depot, Inc.	1,096,861
4,661	The TJX Cos., Inc.	290,613
1,795	Tractor Supply Co.	332,344

Common Stocks – (continued)
Specialty Retail – (continued)
855	Ulta Beauty, Inc.*	358,989
1,871	USS Co. Ltd.	33,017

		5,255,978

Technology Hardware, Storage & Peripherals – 0.6%
49,864	Apple, Inc.	7,839,618
4,598	Brother Industries Ltd.	87,994
2,379	Canon, Inc.	56,975
3,318	Dell Technologies, Inc. Class C	127,046
2,216	FUJIFILM Holdings Corp.	112,499
17,300	Hewlett Packard Enterprise Co.	235,280
7,174	HP, Inc.	205,966
1,860	Logitech International SA	92,546
2,434	NetApp, Inc.	175,565
10,223	Ricoh Co. Ltd.	80,347
1,472	Seagate Technology Holdings PLC	98,565
3,609	Seiko Epson Corp.	56,711
514	Western Digital Corp.*	21,722

		9,190,834

Textiles, Apparel & Luxury Goods – 0.2%
905	Adidas AG	134,196
9,321	Burberry Group PLC	188,552
677	Cie Financiere Richemont SA Class A	75,708
626	EssilorLuxottica SA	93,235
623	Gildan Activewear, Inc.	18,424
242	Hermes International	309,945
231	Kering SA	115,905
1,086	Lululemon Athletica, Inc.*	325,756
741	LVMH Moet Hennessy Louis Vuitton SE	478,143
1,919	Moncler SpA	85,380
3,508	NIKE, Inc. Class B	373,426
956	Pandora A/S	57,433
2,198	Puma SE	134,349
2,227	The Swatch Group AG	167,282
2,346	VF Corp.	97,242

		2,654,976

Tobacco – 0.1%
3,433	Altria Group, Inc.	154,897
6,267	British American Tobacco PLC	251,011
3,838	Imperial Brands PLC	84,405
3,318	Japan Tobacco, Inc.	56,218
6,099	Philip Morris International, Inc.	582,393
25,280	Swedish Match AB	253,789

		1,382,713

Trading Companies & Distributors – 0.1%
919	AerCap Holdings NV*	40,482
386	Ashtead Group PLC	18,963
1,145	Brenntag SE	75,075
2,566	Bunzl PLC	85,099
7,976	Fastenal Co.	401,432
2,572	Ferguson PLC	297,858

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2022

Shares		Description	Value

Common Stocks – (continued)
Trading Companies & Distributors – (continued)
	402	IMCD NV	$55,458
	4,864	ITOCHU Corp.	133,861
	23,901	Marubeni Corp.	249,103
	4,158	Mitsubishi Corp.	136,136
	5,513	Mitsui & Co. Ltd.	129,385
	9,386	MonotaRO Co. Ltd.	168,406
	2,728	Reece Ltd.	29,535
	6,369	Sumitomo Corp.	89,584
	744	Toromont Industries Ltd.	57,589
	213	United Rentals, Inc.*	62,205
	885	W.W. Grainger, Inc.	491,122

			2,521,293

Transportation Infrastructure – 0.0%
	4,994	Atlantia SpA	114,355
	1,952	Getlink SE	36,758
	6,722	Transurban Group	63,775

			214,888

Water Utilities – 0.0%
	648	American Water Works Co., Inc.	96,196
	880	Essential Utilities, Inc.	43,252
	2,366	Severn Trent PLC	76,425
	5,863	United Utilities Group PLC	71,859

			287,732

Wireless Telecommunication Services – 0.0%
	6,240	KDDI Corp.	190,951
	1,015	Rogers Communications, Inc. Class B	43,704
	9,217	SoftBank Corp.	101,048
	1,290	SoftBank Group Corp.	51,099
	731	T-Mobile US, Inc.*	105,235
	5,009	Tele2 AB Class B	53,344
	80,292	Vodafone Group PLC	107,499

			652,880

	TOTAL COMMON STOCKS (Cost $131,606,514)		$179,369,871

Shares		Dividend Rate	Value

Preferred Stocks – 0.0%
Automobiles – 0.0%
	Bayerische Motoren Werke AG
EUR	820	2.847%	$57,010
	Volkswagen AG
	541	2.476	76,951

			133,961

Household Products – 0.0%
	Henkel AG & Co. KGaA
	615	2.342	39,688

Life Sciences Tools & Services – 0.0%
	Sartorius AG
	142	0.126%	59,161

	TOTAL PREFERRED STOCKS
	(Cost $261,509)		$232,810

Shares		Description	Value

Exchange Traded Funds – 73.3%
	749,848	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(b)	$21,768,087
	4,838,079	Goldman Sachs MarketBeta International Equity ETF(b)	214,490,911
	5,419,772	Goldman Sachs MarketBeta U.S. Equity ETF(b)	292,505,095
	3,639,233	iShares Core MSCI Emerging Markets ETF	176,357,231
	1,540	iShares MSCI Canada ETF	51,883
	1,707,376	iShares MSCI EAFE ETF(c)	105,345,099
	1,159,834	iShares MSCI EAFE Small-Cap ETF	63,535,707
	949,516	Vanguard S&P 500 ETF	344,816,735

	TOTAL EXCHANGE TRADED FUNDS
	(Cost $1,046,701,404)		$1,218,870,748

Shares		Dividend Rate	Value

Investment Company(b) – 10.6%
	Goldman Sachs Financial Square Government Fund – Institutional Shares
	175,934,056	2.154%	$175,934,056
	(Cost $175,934,056)

	TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT
	(Cost $1,354,503,483)		$1,574,407,485

Shares		Distribution Rate	Value

Securities Lending Reinvestment Vehicle(b) – 4.3%
	Goldman Sachs Financial Square Government Fund – Institutional Shares
	70,746,676	2.154%	$70,746,676
	(Cost $70,746,676)

	TOTAL INVESTMENTS – 99.0%
	(Cost $1,425,250,159)		$1,645,154,161

	OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		17,369,804

	NET ASSETS – 100.0%		$1,662,523,965

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated fund.

(c)	All or a portion of security is on loan.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
MSCI	—Morgan Stanley Capital International
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	AUD	4,520,000	USD	3,093,732	09/21/22	$137
	CHF	3,980,000	USD	4,077,468	09/21/22	1,084
	DKK	10,250,000	USD	1,385,745	09/21/22	1,188
	EUR	12,910,000	USD	12,987,205	09/21/22	5,086
	GBP	5,680,000	USD	6,600,433	09/21/22	706
	HKD	12,840,000	USD	1,636,670	09/21/22	81
	ILS	1,080,000	USD	322,643	09/21/22	1,928
	JPY	1,094,000,000	USD	7,885,665	09/21/22	2,312
	NOK	3,900,000	USD	392,572	09/21/22	21
	NZD	100,000	USD	61,174	09/21/22	8
	SEK	15,525,000	USD	1,457,365	09/21/22	534
	USD	33,798,080	AUD	47,240,000	09/21/22	1,463,044
	USD	38,625,875	CHF	37,010,000	09/21/22	699,439
	USD	11,108,328	DKK	77,350,000	09/21/22	642,050
	USD	129,989,665	EUR	121,630,000	09/21/22	7,584,372
	USD	65,658,814	GBP	52,715,000	09/21/22	4,394,897
	USD	12,064,443	HKD	94,420,000	09/21/22	28,465

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	USD	1,840,838	ILS	6,120,000	09/21/22	$1,602
	USD	94,587,012	JPY	12,284,000,000	09/21/22	6,016,710
	USD	3,473,954	NOK	33,050,000	09/21/22	146,981
	USD	741,363	NZD	1,150,000	09/21/22	37,769
	USD	15,062,307	SEK	148,350,000	09/21/22	1,131,262
	USD	5,054,865	SGD	6,950,000	09/21/22	81,094

TOTAL						$22,240,770

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	AUD	3,610,000	USD	2,492,414	09/21/22	$(21,425)
	CAD	26,940,000	USD	21,250,019	09/21/22	(740,846)
	CHF	3,080,000	USD	3,187,447	09/21/22	(31,181)
	DKK	1,140,000	USD	156,579	09/21/22	(2,325)
	EUR	10,580,000	USD	10,841,178	09/21/22	(193,739)
	GBP	3,480,000	USD	4,176,727	09/21/22	(132,368)
	HKD	6,230,000	USD	795,044	09/21/22	(889)
	JPY	847,000,000	USD	6,162,548	09/21/22	(55,494)
	NOK	1,050,000	USD	106,244	09/21/22	(546)
	NZD	50,000	USD	31,289	09/21/22	(698)
	SEK	15,450,000	USD	1,513,061	09/21/22	(62,204)
	SGD	1,020,000	USD	730,975	09/21/22	(1,012)
	USD	3,790,745	CAD	4,980,000	09/21/22	(483)
	USD	2,851,338	CHF	2,800,000	09/21/22	(17,995)
	USD	343,361	ILS	1,160,000	09/21/22	(5,250)
	USD	42,919	SGD	60,000	09/21/22	(21)

TOTAL						$(1,266,476)

FUTURES CONTRACTS — At August 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	1,154	09/16/22	$106,433,420	$(338,208)
S&P 500 E-Mini Index	737	09/16/22	145,797,025	(153,345)
S&P Toronto Stock Exchange 60 Index	298	09/15/22	52,867,857	(1,389,138)

TOTAL FUTURES CONTRACTS				$(1,880,691)

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At August 31, 2022, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$98.250	09/19/2022	456	$1,140,000	$2,850	$1,089,758	$(1,086,908)
Eurodollar Futures	99.000	09/19/2022	1,254	3,135,000	7,837	959,084	(951,247)
Eurodollar Futures	98.000	12/19/2022	440	1,100,000	11,000	1,095,521	(1,084,521)
Eurodollar Futures	98.750	12/19/2022	1,214	3,035,000	22,763	1,125,767	(1,103,004)
Eurodollar Futures	99.000	12/19/2022	4,624	11,560,000	57,801	6,584,669	(6,526,868)
Eurodollar Futures	95.875	03/13/2023	409	1,022,500	337,425	946,649	(609,224)
Eurodollar Futures	97.750	03/13/2023	1,661	4,152,500	114,194	6,003,736	(5,889,542)
Eurodollar Futures	95.875	06/20/2023	649	1,622,500	762,575	1,528,393	(765,818)
Eurodollar Futures	97.750	06/20/2023	935	2,337,500	128,562	3,813,056	(3,684,494)
Eurodollar Futures	95.875	09/18/2023	609	1,522,500	993,431	1,589,275	(595,844)
Eurodollar Futures	97.250	12/18/2023	933	2,332,500	635,606	1,077,136	(441,530)
Eurodollar Futures	97.500	03/18/2024	2,415	6,037,500	1,796,156	2,868,978	(1,072,822)
Eurodollar Futures	97.500	06/17/2024	2,117	5,292,500	2,011,150	2,828,186	(817,036)

TOTAL			17,716	$44,290,000	$6,881,350	$31,510,208	$(24,628,858)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts
Calls
Euro Stoxx 50 Index	$ 3,550.000	09/16/2022	(45)	$(15,975,000)	$(27,225)	$(42,477)	$15,252
Euro Stoxx 50 Index	3,600.000	09/16/2022	(7)	(2,520,000)	(2,708)	(9,150)	6,442
Euro Stoxx 50 Index	3,625.000	09/16/2022	(20)	(7,250,000)	(5,989)	(14,843)	8,854
Euro Stoxx 50 Index	3,650.000	09/16/2022	(32)	(11,680,000)	(7,236)	(22,933)	15,697
Euro Stoxx 50 Index	3,750.000	09/16/2022	(37)	(13,875,000)	(2,343)	(20,992)	18,649
Euro Stoxx 50 Index	3,775.000	09/16/2022	(26)	(9,815,000)	(1,176)	(19,853)	18,677
Euro Stoxx 50 Index	3,875.000	09/16/2022	(33)	(12,787,500)	(398)	(11,937)	11,539
Euro Stoxx 50 Index	3,800.000	10/21/2022	(7)	(2,660,000)	(1,646)	(5,083)	3,437
Euro Stoxx 50 Index	3,825.000	10/21/2022	(50)	(19,125,000)	(9,598)	(30,203)	20,605
Euro Stoxx 50 Index	3,925.000	10/21/2022	(48)	(18,840,000)	(3,907)	(27,637)	23,730
Euro Stoxx 50 Index	3,950.000	10/21/2022	(36)	(14,220,000)	(2,315)	(13,622)	11,307
Euro Stoxx 50 Index	3,875.000	11/18/2022	(6)	(2,325,000)	(1,634)	(3,079)	1,445
FTSE 100 Index	7,300.000	09/16/2022	(10)	(7,300,000)	(12,023)	(14,917)	2,894
FTSE 100 Index	7,325.000	09/16/2022	(2)	(1,465,000)	(2,092)	(4,236)	2,144
FTSE 100 Index	7,450.000	09/16/2022	(7)	(5,215,000)	(3,090)	(8,938)	5,848
FTSE 100 Index	7,475.000	09/16/2022	(12)	(8,970,000)	(4,322)	(12,850)	8,528
FTSE 100 Index	7,525.000	09/16/2022	(6)	(4,515,000)	(1,394)	(7,202)	5,808
FTSE 100 Index	7,625.000	09/16/2022	(7)	(5,337,500)	(569)	(4,701)	4,132
FTSE 100 Index	7,700.000	09/16/2022	(1)	(770,000)	(35)	(530)	495
FTSE 100 Index	7,575.000	10/21/2022	(2)	(1,515,000)	(1,522)	(2,456)	934
FTSE 100 Index	7,625.000	10/21/2022	(3)	(2,287,500)	(1,795)	(4,398)	2,603
FTSE 100 Index	7,725.000	10/21/2022	(4)	(3,090,000)	(1,394)	(4,000)	2,606
FTSE 100 Index	7,750.000	10/21/2022	(14)	(10,850,000)	(4,228)	(11,091)	6,863

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
FTSE 100 Index	$ 7,825.000	10/21/2022	(8)	$(6,260,000)	$(1,580)	$(6,462)	$4,882
FTSE 100 Index	7,825.000	11/18/2022	(1)	(782,500)	(499)	(955)	456
Nikkei 225 Index	27,250.000	09/09/2022	(6)	(16,350,000)	(41,029)	(26,846)	(14,183)
Nikkei 225 Index	27,375.000	09/09/2022	(2)	(5,475,000)	(12,165)	(9,002)	(3,163)
Nikkei 225 Index	27,500.000	09/09/2022	(5)	(13,750,000)	(25,913)	(19,160)	(6,753)
Nikkei 225 Index	27,750.000	09/09/2022	(1)	(2,775,000)	(3,887)	(2,738)	(1,149)
Nikkei 225 Index	28,000.000	09/09/2022	(4)	(11,200,000)	(9,789)	(6,770)	(3,019)
Nikkei 225 Index	28,625.000	09/09/2022	(4)	(11,450,000)	(2,505)	(9,156)	6,651
Nikkei 225 Index	28,750.000	09/09/2022	(4)	(11,500,000)	(1,728)	(10,821)	9,093
Nikkei 225 Index	27,625.000	10/14/2022	(1)	(2,762,500)	(6,083)	(4,339)	(1,744)
Nikkei 225 Index	28,750.000	10/14/2022	(4)	(11,500,000)	(8,206)	(13,465)	5,259
Nikkei 225 Index	28,875.000	10/14/2022	(5)	(14,437,500)	(8,818)	(15,257)	6,439
Nikkei 225 Index	29,000.000	10/14/2022	(5)	(14,500,000)	(7,558)	(18,743)	11,185
Nikkei 225 Index	29,125.000	10/14/2022	(3)	(8,737,500)	(3,995)	(8,428)	4,433
Nikkei 225 Index	30,125.000	10/14/2022	(4)	(12,050,000)	(1,296)	(5,374)	4,078
Nikkei 225 Index	29,500.000	11/11/2022	(2)	(5,900,000)	(3,743)	(6,556)	2,813
Nikkei 225 Index	30,500.000	11/11/2022	(1)	(3,050,000)	(713)	(1,780)	1,067
S&P 500 Index	4,225.000	09/07/2022	(25)	(10,562,500)	(625)	(170,219)	169,594
S&P 500 Index	4,425.000	09/14/2022	(24)	(10,620,000)	(420)	(50,701)	50,281
S&P 500 Index	4,250.000	09/21/2022	(26)	(11,050,000)	(13,780)	(118,197)	104,417
S&P 500 Index	4,110.000	09/28/2022	(27)	(11,097,000)	(97,875)	(129,958)	32,083
S&P 500 Index	4,015.000	09/30/2022	(3)	(1,204,500)	(23,115)	(20,698)	(2,417)
S&P 500 Index	4,035.000	09/30/2022	(1)	(403,500)	(6,725)	(8,559)	1,834
S&P 500 Index	4,100.000	09/30/2022	(7)	(2,870,000)	(29,610)	(55,155)	25,545
S&P 500 Index	4,115.000	09/30/2022	(21)	(8,641,500)	(80,220)	(105,946)	25,726
S&P 500 Index	4,120.000	09/30/2022	(21)	(8,652,000)	(76,965)	(101,099)	24,134
S&P 500 Index	4,125.000	09/30/2022	(26)	(10,725,000)	(89,830)	(137,697)	47,867
S&P 500 Index	4,130.000	09/30/2022	(21)	(8,673,000)	(70,770)	(94,061)	23,291
S&P 500 Index	4,135.000	09/30/2022	(21)	(8,683,500)	(67,830)	(90,403)	22,573
S&P 500 Index	4,270.000	09/30/2022	(8)	(3,416,000)	(7,040)	(52,534)	45,494
S&P 500 Index	4,280.000	09/30/2022	(2)	(856,000)	(1,599)	(10,158)	8,559
S&P 500 Index	4,290.000	09/30/2022	(6)	(2,574,000)	(4,320)	(46,940)	42,620
S&P 500 Index	4,460.000	09/30/2022	(4)	(1,784,000)	(470)	(10,461)	9,991
S&P 500 Index	4,180.000	10/31/2022	(8)	(3,344,000)	(41,160)	(50,463)	9,303
S&P 500 Index	4,340.000	10/31/2022	(6)	(2,604,000)	(9,810)	(38,396)	28,586
S&P 500 Index	4,345.000	10/31/2022	(2)	(869,000)	(3,209)	(18,018)	14,809
S&P 500 Index	4,520.000	10/31/2022	(4)	(1,808,000)	(1,580)	(18,557)	16,977

			(738)	$(445,305,000)	$(865,099)	$(1,791,200)	$926,101
Puts
Euro Stoxx 50 Index	26,875.000	09/09/2022	(3)	(8,062,500)	(950)	(7,398)	6,448
Euro Stoxx 50 Index	3,475.000	09/16/2022	(26)	(9,035,000)	(15,233)	(11,433)	(3,800)
Euro Stoxx 50 Index	3,830.000	09/30/2022	(21)	(8,043,000)	(128,415)	(110,495)	(17,920)
Euro Stoxx 50 Index	3,150.000	09/16/2022	(45)	(14,175,000)	(2,985)	(29,659)	26,674
Euro Stoxx 50 Index	3,175.000	09/16/2022	(27)	(8,572,500)	(2,143)	(21,960)	19,817
Euro Stoxx 50 Index	3,225.000	09/16/2022	(32)	(10,320,000)	(3,569)	(24,912)	21,343
Euro Stoxx 50 Index	3,400.000	09/16/2022	(37)	(12,580,000)	(13,683)	(25,038)	11,355
Euro Stoxx 50 Index	3,600.000	09/16/2022	(19)	(6,840,000)	(22,626)	(11,051)	(11,575)
Euro Stoxx 50 Index	3,625.000	09/16/2022	(11)	(3,987,500)	(14,901)	(4,893)	(10,008)
Euro Stoxx 50 Index	3,675.000	09/16/2022	(3)	(1,102,500)	(5,177)	(1,693)	(3,484)
Euro Stoxx 50 Index	3,350.000	10/21/2022	(7)	(2,345,000)	(5,269)	(6,558)	1,289

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index	$ 3,425.000	10/21/2022	(15)	$(5,137,500)	$(14,607)	$(10,528)	$(4,079)
Euro Stoxx 50 Index	3,500.000	10/21/2022	(35)	(12,250,000)	(43,791)	(27,502)	(16,289)
Euro Stoxx 50 Index	3,550.000	10/21/2022	(20)	(7,100,000)	(29,425)	(17,635)	(11,790)
Euro Stoxx 50 Index	3,575.000	10/21/2022	(28)	(10,010,000)	(44,627)	(21,623)	(23,004)
Euro Stoxx 50 Index	3,600.000	10/21/2022	(36)	(12,960,000)	(62,045)	(30,129)	(31,916)
Euro Stoxx 50 Index	3,450.000	11/18/2022	(6)	(2,070,000)	(8,321)	(5,661)	(2,660)
FTSE 100 Index	6,600.000	09/16/2022	(2)	(1,320,000)	(174)	(2,872)	2,698
FTSE 100 Index	6,650.000	09/16/2022	(10)	(6,650,000)	(1,045)	(13,504)	12,459
FTSE 100 Index	6,750.000	09/16/2022	(4)	(2,700,000)	(581)	(7,688)	7,107
FTSE 100 Index	6,775.000	09/16/2022	(7)	(4,742,500)	(1,139)	(12,309)	11,170
FTSE 100 Index	6,950.000	09/16/2022	(8)	(5,560,000)	(2,556)	(10,371)	7,815
FTSE 100 Index	7,075.000	09/16/2022	(6)	(4,245,000)	(3,241)	(5,742)	2,501
FTSE 100 Index	7,225.000	09/16/2022	(4)	(2,890,000)	(3,996)	(4,222)	226
FTSE 100 Index	7,300.000	09/16/2022	(2)	(1,460,000)	(2,695)	(1,793)	(902)
FTSE 100 Index	7,400.000	09/16/2022	(1)	(740,000)	(1,951)	(720)	(1,231)
FTSE 100 Index	6,900.000	10/21/2022	(2)	(1,380,000)	(1,940)	(3,692)	1,752
FTSE 100 Index	7,000.000	10/21/2022	(3)	(2,100,000)	(3,642)	(4,398)	756
FTSE 100 Index	7,150.000	10/21/2022	(4)	(2,860,000)	(6,761)	(6,467)	(294)
FTSE 100 Index	7,225.000	10/21/2022	(6)	(4,335,000)	(11,884)	(8,964)	(2,920)
FTSE 100 Index	7,275.000	10/21/2022	(8)	(5,820,000)	(17,658)	(10,858)	(6,800)
FTSE 100 Index	7,325.000	10/21/2022	(8)	(5,860,000)	(19,656)	(10,670)	(8,986)
FTSE 100 Index	7,225.000	11/18/2022	(1)	(722,500)	(2,602)	(1,812)	(790)
Nikkei 225 Index	24,500.000	09/09/2022	(2)	(4,900,000)	(58)	(6,566)	6,508
Nikkei 225 Index	24,625.000	09/09/2022	(6)	(14,775,000)	(216)	(14,617)	14,401
Nikkei 225 Index	24,750.000	09/09/2022	(1)	(2,475,000)	(36)	(5,552)	5,516
Nikkei 225 Index	25,250.000	09/09/2022	(5)	(12,625,000)	(252)	(13,553)	13,301
Nikkei 225 Index	25,375.000	09/09/2022	(4)	(10,150,000)	(202)	(22,246)	22,044
Nikkei 225 Index	26,625.000	09/09/2022	(4)	(10,650,000)	(921)	(10,089)	9,168
Nikkei 225 Index	27,000.000	09/09/2022	(1)	(2,700,000)	(359)	(1,959)	1,600
Nikkei 225 Index	24,750.000	10/14/2022	(1)	(2,475,000)	(756)	(3,724)	2,968
Nikkei 225 Index	26,125.000	10/14/2022	(2)	(5,225,000)	(3,311)	(7,459)	4,148
Nikkei 225 Index	26,375.000	10/14/2022	(7)	(18,462,500)	(13,353)	(23,701)	10,348
Nikkei 225 Index	26,750.000	10/14/2022	(5)	(13,375,000)	(11,877)	(12,741)	864
Nikkei 225 Index	27,250.000	10/14/2022	(3)	(8,175,000)	(9,933)	(6,697)	(3,236)
Nikkei 225 Index	28,125.000	10/14/2022	(4)	(11,250,000)	(22,603)	(16,869)	(5,734)
Nikkei 225 Index	27,000.000	11/11/2022	(2)	(5,400,000)	(9,070)	(6,556)	(2,514)
Nikkei 225 Index	27,875.000	11/11/2022	(1)	(2,787,500)	(6,766)	(5,163)	(1,603)
S&P 500 Index	4,000.000	09/07/2022	(26)	(10,400,000)	(181,480)	(67,111)	(114,369)
S&P 500 Index	4,200.000	09/14/2022	(24)	(10,080,000)	(595,320)	(138,513)	(456,807)
S&P 500 Index	4,010.000	09/21/2022	(26)	(10,426,000)	(300,300)	(125,230)	(175,070)
S&P 500 Index	3,850.000	09/28/2022	(27)	(10,395,000)	(169,020)	(143,485)	(25,535)
S&P 500 Index	3,550.000	09/30/2022	(4)	(1,420,000)	(7,060)	(37,762)	30,702
S&P 500 Index	3,695.000	09/30/2022	(5)	(1,847,500)	(17,000)	(37,749)	20,749
S&P 500 Index	3,700.000	09/30/2022	(7)	(2,590,000)	(24,395)	(47,091)	22,696
S&P 500 Index	3,825.000	09/30/2022	(21)	(8,032,500)	(125,580)	(107,771)	(17,809)
S&P 500 Index	3,835.000	09/30/2022	(21)	(8,053,500)	(131,250)	(112,961)	(18,289)
S&P 500 Index	3,840.000	09/30/2022	(21)	(8,064,000)	(134,190)	(115,481)	(18,709)
S&P 500 Index	3,845.000	09/30/2022	(21)	(8,074,500)	(137,025)	(117,763)	(19,262)
S&P 500 Index	3,895.000	09/30/2022	(8)	(3,116,000)	(65,440)	(51,977)	(13,463)
S&P 500 Index	3,955.000	09/30/2022	(6)	(2,373,000)	(62,820)	(28,602)	(34,218)
S&P 500 Index	3,985.000	09/30/2022	(2)	(797,000)	(23,781)	(10,899)	(12,882)
S&P 500 Index	4,170.000	09/30/2022	(4)	(1,668,000)	(93,420)	(43,547)	(49,873)

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Schedule of Investments (continued)

August 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
S&P 500 Index	$ 3,785.000	10/31/2022	(8)	$(3,028,000)	$(68,480)	$(61,248)	$(7,232)
S&P 500 Index	3,920.000	10/31/2022	(2)	(784,000)	(26,231)	(13,719)	(12,512)
S&P 500 Index	3,945.000	10/31/2022	(6)	(2,367,000)	(84,031)	(47,576)	(36,455)
S&P 500 Index	4,135.000	10/31/2022	(4)	(1,654,000)	(94,380)	(40,213)	(54,167)

			(738)	$(408,570,500)	$(2,920,204)	$(1,980,440)	$(939,764)

TOTAL			(1,476)	$(853,875,500)	$(3,785,303)	$(3,771,640)	$(13,663)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Call CHF/Put SEK	MS & Co. Int. PLC	$10.177	11/10/2022	83,303,000	$83,303,000	$5,980,005	$967,724	$5,012,281
Call JPY/Put KRW	MS & Co. Int. PLC	11.634	11/11/2022	7,431,822,000	7,431,822,000	19,419	915,432	(896,013)
Call CHF/Put NOK	MS & Co. Int. PLC	10.969	01/27/2023	27,202,000	27,202,000	339,781	489,630	(149,849)
Call USD/Put CAD	MS & Co. Int. PLC	1.335	11/09/2022	80,791,000	80,791,000	643,662	678,644	(34,982)

				7,623,118,000	7,623,118,000	6,982,867	3,051,430	3,931,437
Puts
Put NZD/Call USD	MS & Co. Int. PLC	0.636	11/11/2022	69,837,000	69,837,000	1,976,294	657,376	1,318,918
Put AUD/Call USD	MS & Co. Int. PLC	0.672	11/14/2022	34,183,000	34,183,000	351,056	348,267	2,789
Put AUD/Call USD	MS & Co. Int. PLC	0.646	01/27/2023	27,781,000	27,781,000	235,961	274,866	(38,905)

				131,801,000	131,801,000	2,563,311	1,280,509	1,282,802

Total Purchased Option Contracts				7,754,919,000	$7,754,919,000	$9,546,178	$4,331,939	$5,214,239
Written option contracts
Calls
Call CHF/Put C SEK	MS & Co. Int. PLC	10.177	11/10/2022	(83,303,000)	(83,303,000)	(5,980,005)	(2,027,570)	(3,952,435)

TOTAL				7,671,616,000	$7,671,616,000	$3,566,173	$2,304,369	$1,261,804

Abbreviation:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Schedule of Investments

August 31, 2022

Shares	Dividend Rate	Value

Investment Company(a) – 74.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,564,632,614	2.154%	$1,564,632,614
(Cost $1,564,632,614)

TOTAL INVESTMENTS – 74.2%
(Cost $1,564,632,614)		$1,564,632,614

OTHER ASSETS IN EXCESS OF LIABILITIES – 25.8%		543,730,601

NET ASSETS – 100.0%		$2,108,363,215

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated fund.

Currency Abbreviations:
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NZD	—New Zealand Dollar
USD	—U.S. Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At August 31, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	48,495,848	CHF	47,190,000	09/23/22	$129,048
	USD	206,750,028	GBP	174,860,000	09/23/22	3,524,478
	USD	40,872,653	JPY	5,658,630,000	09/26/22	55,245

TOTAL						$3,708,771

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	CAD	62,430,000	USD	47,768,862	09/23/22	$(242,425)
	CHF	27,310,000	USD	28,550,804	09/23/22	(559,761)
	GBP	157,320,000	USD	183,256,149	09/23/22	(415,914)
	NZD	25,920,000	USD	15,901,609	09/23/22	(43,151)
	USD	82,077,036	EUR	81,600,000	09/23/22	(54,357)

TOTAL						$(1,315,608)

FUTURES CONTRACTS — At August 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	5,420	09/16/22	$1,072,211,500	$1,516,542
10 Year U.S. Treasury Notes	9,509	12/20/22	1,111,661,531	(7,369,422)

Total				$(5,852,880)
Short position contracts:
20 Year U.S. Treasury Bonds	(1,114)	12/20/22	$(151,329,937)	$1,328,832

TOTAL FUTURES CONTRACTS				$(4,524,048)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Schedule of Investments (continued)

August 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At August 31, 2022, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts
Puts
U.S. Treasury Bonds	$131.000	09/23/2022	(975)	$(975,000)	$(380,859)	$(576,731)	$195,872
U.S. Treasury Bonds	131.000	10/21/2022	(1,006)	(1,006,000)	(1,131,750)	(951,485)	(180,265)
U.S. Treasury Bonds	137.000	09/23/2022	(978)	(978,000)	(2,567,250)	(853,882)	(1,713,368)

TOTAL			(2,959)	$(2,959,000)	$(4,079,859)	$(2,382,098)	$(1,697,761)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
S&P 500 Index	$3,100.000	09/02/2022	489	$151,590,000	$1,222	$53,363	$(52,141)
S&P 500 Index	3,150.000	09/02/2022	484	152,460,000	1,210	57,606	(56,396)
S&P 500 Index	3,675.000	09/02/2022	403	148,102,500	6,045	33,764	(27,719)
S&P 500 Index	3,000.000	09/06/2022	485	145,500,000	1,212	44,358	(43,146)
S&P 500 Index	3,000.000	09/09/2022	488	146,400,000	4,880	55,450	(50,570)
S&P 500 Index	3,150.000	09/09/2022	479	150,885,000	9,580	64,630	(55,050)
S&P 500 Index	3,200.000	09/09/2022	484	154,880,000	12,100	61,216	(49,116)
S&P 500 Index	3,040.000	09/16/2022	476	144,704,000	28,560	61,415	(32,855)
S&P 500 Index	3,110.000	09/16/2022	469	145,859,000	35,175	60,971	(25,796)
S&P 500 Index	3,175.000	09/16/2022	938	297,815,000	89,110	111,732	(22,622)
S&P 500 Index	3,260.000	09/16/2022	469	152,894,000	62,142	60,435	1,707
S&P 500 Index	2,800.000	09/23/2022	970	271,600,000	67,900	113,207	(45,307)
S&P 500 Index	2,900.000	09/23/2022	486	140,940,000	47,386	51,395	(4,009)
S&P 500 Index	3,000.000	09/23/2022	959	287,700,000	127,068	116,714	10,354
S&P 500 Index	2,650.000	09/30/2022	501	132,765,000	42,585	58,590	(16,005)
S&P 500 Index	2,700.000	09/30/2022	497	134,190,000	48,458	58,956	(10,498)
S&P 500 Index	2,800.000	09/30/2022	975	273,000,000	126,750	136,035	(9,285)

Total purchased option contracts			10,052	$3,031,284,500	$711,383	$1,199,837	$(488,454)
Written option contracts
Puts
S&P 500 Index	3,650.000	09/06/2022	(2,014)	$(735,110,000)	$(70,490)	$(227,582)	$157,092
S&P 500 Index	3,700.000	09/07/2022	(1,966)	(727,420,000)	(265,410)	(300,798)	35,388
S&P 500 Index	3,750.000	09/02/2022	(1,996)	(748,500,000)	(44,910)	(215,568)	170,658
S&P 500 Index	3,775.000	09/02/2022	(1,941)	(732,727,500)	(53,378)	(296,973)	243,595

Total written option contracts			(7,917)	$(2,943,757,500)	$(434,188)	$(1,040,921)	$606,733

TOTAL			2,135	$87,527,000	$277,195	$158,916	$118,279

Abbreviation:
MS & Co. Int. PLC—Morgan Stanley & Co. International PLC

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC VOLATILITY PREMIUM FUND

Schedule of Investments

August 31, 2022

Shares	Dividend Rate	Value

Investment Company(a) – 67.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
343,787,202	2.154%	$343,787,202
(Cost $343,787,202)

TOTAL INVESTMENTS – 67.1%
(Cost $343,787,202)		$343,787,202

OTHER ASSETS IN EXCESS OF LIABILITIES – 32.9%		168,281,368

NET ASSETS – 100.0%		$512,068,570

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated fund.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	26	09/16/22	$5,143,450	$(152,745)
5 Year U.S. Treasury Notes	1,328	12/30/22	147,169,376	(538,566)
2 Year U.S. Treasury Notes	1,628	12/30/22	339,158,189	(504,396)

TOTAL FUTURES CONTRACTS				$(1,195,707)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At August 31, 2022, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
S&P 500 Index	$3,100.000	09/02/2022	129	$39,990,000	$322	$14,077	$(13,755)
S&P 500 Index	3,150.000	09/02/2022	127	40,005,000	318	15,116	(14,798)
S&P 500 Index	3,000.000	09/06/2022	128	38,400,000	320	11,707	(11,387)
S&P 500 Index	3,000.000	09/09/2022	128	38,400,000	1,280	14,544	(13,264)
S&P 500 Index	3,150.000	09/09/2022	126	39,690,000	2,520	17,001	(14,481)
S&P 500 Index	3,200.000	09/09/2022	128	40,960,000	3,200	16,189	(12,989)
S&P 500 Index	3,040.000	09/16/2022	126	38,304,000	7,560	16,257	(8,697)
S&P 500 Index	3,110.000	09/16/2022	124	38,564,000	9,300	16,120	(6,820)
S&P 500 Index	3,175.000	09/16/2022	240	76,200,000	22,800	28,593	(5,793)
S&P 500 Index	3,260.000	09/16/2022	121	39,446,000	16,033	15,592	441
S&P 500 Index	2,800.000	09/23/2022	247	69,160,000	17,290	28,795	(11,505)
S&P 500 Index	2,900.000	09/23/2022	123	35,670,000	11,992	13,007	(1,015)
S&P 500 Index	3,000.000	09/23/2022	244	73,200,000	32,330	29,720	2,610
S&P 500 Index	2,650.000	09/30/2022	128	33,920,000	10,880	14,969	(4,089)
S&P 500 Index	2,700.000	09/30/2022	128	34,560,000	12,480	15,184	(2,704)
S&P 500 Index	2,800.000	09/30/2022	255	71,400,000	33,150	35,584	(2,434)

Total purchased option contracts			2,502	$747,869,000	$181,775	$302,455	$(120,680)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS STRATEGIC VOLATILITY PREMIUM FUND

Schedule of Investments (continued)

August 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts

Puts
S&P 500 Index	$3,650.000	09/06/2022	(516)	$(188,340,000)	$(18,060)	$(58,308)	$40,248
S&P 500 Index	3,700.000	09/07/2022	(514)	(190,180,000)	(69,390)	(78,642)	9,252
S&P 500 Index	3,750.000	09/02/2022	(513)	(192,375,000)	(11,542)	(55,404)	43,862
S&P 500 Index	3,775.000	09/02/2022	(497)	(187,617,500)	(13,668)	(76,041)	62,373

Total written option contracts			(2,040)	$(758,512,500)	$(112,660)	$(268,395)	$155,735

TOTAL			462	$(10,643,500)	$69,115	$34,060	$35,055

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments

August 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Agency Debentures – 0.8%
Federal Home Loan Bank
$21,610,000	3.375%	09/01/23	$21,583,204
Federal Home Loan Bank Discount Notes(a)
15,669,000	0.000	09/07/22	15,663,048

TOTAL AGENCY DEBENTURES
(Cost $37,227,648)			$37,246,252

U.S. Treasury Obligations – 4.6%
United States Cash Management Bills(a)
$20,500,000	0.000%	11/22/22	$20,371,287
62,542,000	0.000	11/29/22	62,106,416
United States Treasury Bill(a)
20,000,000	0.000	01/26/23	19,751,642
United States Treasury Notes(b)
(3M Treasury money market yield + 0.035%)
66,600,000	2.936	10/31/23	66,631,618
(3M Treasury money market yield – 0.015%)
41,600,000	2.886	01/31/24	41,579,532

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $210,467,182)			$210,440,495

Shares	Description	Value

Exchange Traded Funds – 7.7%
116,749	Alerian MLP ETF(c)	$4,615,088
1,110,483	Energy Select Sector SPDR Fund	89,393,882
1,037,003	Health Care Select Sector SPDR Fund	129,376,494
2,095,332	Invesco Senior Loan ETF(c)	43,939,112
306,609	iShares Core MSCI Emerging Markets ETF	14,858,272
136,020	iShares iBoxx $ Investment Grade Corporate Bond ETF	14,862,905
180,721	iShares iBoxx High Yield Corporate Bond ETF(c)	13,469,136
2,901,853	Sprott Physical Uranium Trust*	36,434,733

TOTAL EXCHANGE TRADED FUNDS (Cost $286,159,592)		$346,949,622

Shares		Dividend Rate		Value

Investment Companies(d) – 46.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,918,580,927		2.154%			$1,918,580,927
Goldman Sachs High Yield Floating Rate Fund – Class R6
12,277,515		4.044			109,638,212
Goldman Sachs Energy Infrastructure Fund – Class R6
6,514,741		3.487			72,443,922

TOTAL INVESTMENT COMPANIES (Cost $2,066,336,085)					$2,100,663,061

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $2,600,190,507)					$2,695,299,430

Principal Amount			Interest Rate			Maturity Date	Value

Short-term Investments – 39.8%
Certificates of Deposit – 11.7%
	Alpine Securitization LLC(b)(e) (SOFR + 0.440%)
	$12,100,000		2.720%			10/27/22	$12,101,912
	Atlantic Asset Securitization LLC(b)(e) (SOFR + 0.400%)
	10,404,000		2.680			10/13/22	10,406,430
	Bank of Montreal
	16,000,000		0.400			11/18/22	15,915,659
	(SOFR + 0.400%)
	6,000,000		2.680	(b)		03/01/23	5,999,938
	Bank of Nova Scotia(b)
	(FEDL01 + 0.380%)
	7,608,000		2.710			12/20/22	7,610,979
	(SOFR + 0.500%)
	2,101,000		2.780			03/09/23	2,101,322
	Barclays Bank PLC(b)
	(SOFR + 0.290%)
	8,000,000		2.570			02/16/23	7,993,318
	(SOFR + 0.400%)
	14,700,000		1.930	(e)		11/01/22	14,701,486
	Bedford Row Funding Corp.(b)(e) (FEDL01 + 0.120%)
	10,000,000		2.450			09/01/22	10,000,000
	BNZ International Funding Ltd.(b)(e) (SOFR + 0.700%)
	5,083,000		0.750			09/09/22	5,083,473
	Canadian Imperial Bank of Commerce(b)
	(SOFR + 0.250%)
	5,000,000		2.530			12/23/22	4,999,178
	(SOFR + 0.250%)
	7,000,000		2.530			02/13/23	6,995,665
	(SOFR + 0.500%)
	2,062,000		2.780			05/05/23	2,063,020
	Citibank N.A.
	2,000,000		3.600			02/13/23	2,000,762
	8,100,000		4.060			08/01/23	8,090,370
	Collateralized Commercial Paper FLEX Co. LLC(b)(e)
	(SOFR + 0.300%)
	12,290,000		2.580			12/01/22	12,290,500
	(SOFR + 0.500%)
	10,513,000		2.790			12/14/22	10,517,303
	Commonwealth Bank of Australia(b)(e) (SOFR + 0.130%)
	2,000,000		2.410			09/29/22	1,999,905
	Cooperatieve Rabobank UA(b)
	(SOFR + 0.230%)
	9,881,000		1.500			10/17/22	9,868,059
	(SOFR + 0.490%)
	3,674,000		2.770			11/25/22	3,675,841
	(SOFR + 0.530%)
	7,500,000		2.820			02/06/23	7,503,646
	Credit Industriel ET Commercial(b) (SOFR + 0.230%)
	200,000		1.000			01/06/23	199,928
	Credit Suisse New York
	12,000,000		0.400			11/10/22	11,941,019
	DNB Bank ASA
	1,000,000		2.770			06/01/23	1,000,000
	(SOFR + 0.520%)
	8,323,000		2.810	(b)(e)		02/06/23	8,330,989
	Enel Finance America LLC(b)(e) (SOFR + 0.800%)
	12,575,000		3.080			10/27/22	12,578,046

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Fairway Finance Co. LLC(b)(e)
(SOFR + 0.540%)
$14,994,000	2.820%		01/23/23	$15,001,182
(SOFR + 0.580%)
14,409,000	2.880		02/02/23	14,415,771
Federation des Caisses Desjardins du Quebec(b)(e)
(SOFR + 0.600%)
18,719,000	2.880		06/23/23	18,728,704
HSBC Bank PLC(b)
(SOFR + 0.240%)
12,603,000	2.520		11/18/22	12,600,129
(SOFR + 0.600%)
4,163,000	1.380	(e)	06/06/23	4,161,410
(SOFR + 0.500%)
5,000,000	2.780		12/21/22	5,001,214
J.P. Morgan Securities LLC(b)(e)
(SOFR + 0.130%)
2,300,000	2.410		09/01/22	2,300,007
(SOFR + 0.330%)
5,500,000	2.610		10/03/22	5,501,408
Landesbank Baden-Wuerttemberg(b) (SOFR + 0.400%)
9,000,000	2.680		10/12/22	9,001,267
Lloyds Bank Corporate Markets PLC(b)
(SOFR + 0.270%)
12,000,000	2.540		01/20/23	11,995,134
(SOFR + 0.500%)
2,748,000	2.770		04/03/23	2,748,520
Macquarie Bank Ltd.(b)(e)
(SOFR + 0.330%)
17,000,000	2.610		12/05/22	17,001,970
(SOFR + 0.400%)
4,000,000	2.680		10/19/22	4,000,674
(SOFR + 0.750%)
5,200,000	2.250		06/27/23	5,207,267
Matchpoint Finance PLC(b)(e) (SOFR + 0.410%)
10,394,000	2.680		10/17/22	10,395,164
Mizuho Bank Ltd.(b) (SOFR + 0.280%)
5,952,000	2.560		02/10/23	5,948,542
MUFG Bank Ltd.
6,750,000	0.260		10/13/22	6,731,875
14,000,000	0.380		11/04/22	13,943,815
(SOFR + 0.280%)
2,740,000	2.550	(b)	01/23/23	2,738,581
National Australia Bank Ltd.(b)(e) (SOFR + 0.500%)
3,122,000	2.780		03/08/23	3,123,899
Natixis SA(b) (SOFR + 0.600%)
100,000	2.870		03/24/23	100,091
Nordea Bank ABP(b) (SOFR + 0.530%)
12,000,000	2.810		12/23/22	12,006,926
Old Line Funding LLC(b)(e) (FEDL01 + 0.270%)
4,000,000	2.600		10/03/22	4,000,069
Oversea-Chinese Banking Corp. Ltd.(b) (SOFR + 0.320%)
5,200,000	2.590		09/23/22	5,200,453
Royal Bank of Canada(b)(e)
(FEDL01 + 0.430%)
4,599,000	2.010		12/23/22	4,601,528

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Royal Bank of Canada(b)(e) – (continued)
(SOFR + 0.430%)
2,000,000	2.710		03/01/23	1,999,950
(SOFR + 0.730%)
10,000,000	3.070		08/08/23	10,011,015
Salisbury Receivables Co. LLC(b)(e) (SOFR + 0.340%)
10,000,000	2.620		02/01/23	9,991,971
Skandinaviska Enskilda Banken AB
9,800,000	0.420		12/01/22	9,738,761
3,100,000	1.830		10/05/22	3,098,234
500,000	2.820		12/15/22	499,752
Standard Chartered Bank
8,300,000	0.220		09/22/22	8,289,172
Sumitomo Mitsui Banking Corp.(b)
(SOFR + 0.280%)
2,885,000	2.560		03/01/23	2,882,380
(SOFR + 0.500%)
19,800,000	2.780		03/31/23	19,803,112
(SOFR + 0.600%)
6,244,000	2.870		06/07/23	6,246,248
Sumitomo Mitsui Trust Ltd.
10,154,000	3.200		12/28/22	10,151,914
Svenska Handelsbanken AB
21,647,000	2.795		05/25/23	21,465,321
(SOFR + 0.510%)
5,532,000	2.790	(b)	03/28/23	5,533,270
Swedbank AB(b)(SOFR + 0.500%)
2,082,000	2.780		12/15/22	2,083,126
Toronto-Dominion Bank
4,749,000	1.350		09/09/22	4,747,805
13,500,000	2.690		04/28/23	13,386,651
(SOFR + 0.730%)
3,000,000	3.010	(b)(e)	08/08/23	3,003,780
Versailles Commercial Paper LLC(b)(e) (SOFR + 0.450%)
6,998,000	2.730		11/14/22	6,998,208
Westpac Banking Corp.
3,084,000	1.150		09/07/22	3,083,279

				535,438,297

Commercial Paper(a) – 28.1%
Adventist Health System
25,000,000	0.000		09/08/22	24,986,989
Albion Capital Corp.
3,114,000	0.000		09/02/22	3,113,600
4,000,000	0.000		09/20/22	3,994,611
Alimentation Couche-Tard, Inc.
11,533,000	0.000		09/01/22	11,532,160
5,000,000	0.000		09/06/22	4,997,809
Amazon.com, Inc.
14,000,000	0.000		10/06/22	13,966,232
10,000,000	0.000		11/08/22	9,948,269
Antalis SA
11,167,000	0.000		10/19/22	11,126,296
12,357,000	0.000		10/26/22	12,304,389
AT&T, Inc.
9,000,000	0.000		09/13/22	8,991,570
20,200,000	0.000		09/27/22	20,159,504
4,480,000	0.000		09/28/22	4,470,665

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper(a) – (continued)
Atlantic Asset Securitization LLC
$4,051,000	0.000%	10/17/22	$4,037,027
AutoZone, Inc.
5,000,000	0.000	09/08/22	4,997,157
Barton Capital SA
11,973,000	0.000	09/14/22	11,961,886
18,000,000	0.000	09/22/22	17,973,017
10,000,000	0.000	11/18/22	9,934,079
BASF SE
14,102,000	0.000	09/20/22	14,083,338
10,890,000	0.000	09/27/22	10,870,390
4,666,000	0.000	10/03/22	4,655,547
BAT International Finance PLC
5,750,000	0.000	09/07/22	5,747,138
BNG Bank NV
18,554,000	0.000	10/11/22	18,500,919
BP Capital Markets PLC
13,500,000	0.000	09/07/22	13,493,857
9,487,000	0.000	09/22/22	9,471,973
CAFCO LLC
4,148,000	0.000	11/08/22	4,125,342
Caisse d’Amortissement de la Dette Sociale
23,776,000	0.000	01/05/23	23,503,569
Cancara Asset Securitisation LLC
6,185,000	0.000	09/20/22	6,176,557
CDP Financial, Inc.
13,102,000	0.000	06/16/23	12,678,125
9,500,000	0.000	06/27/23	9,177,317
CenterPoint Energy Resources Corp.
5,000,000	0.000	09/26/22	4,990,250
Charlotte Mecklenb
21,000,000	0.000	12/08/22	20,808,480
CHARTA LLC
10,270,000	0.000	11/08/22	10,213,703
CIESCO LCC
19,293,000	0.000	02/07/23	18,992,629
Citigroup Global Markets, Inc.
6,024,000	0.000	04/21/23	5,877,870
8,000,000	0.000	06/06/23	7,757,518
Collateralized Commercial Paper FLEX Co. LLC
250,000	0.000	09/07/22	249,887
7,637,000	0.000	12/02/22	7,574,676
Commonwealth Bank of Australia
8,081,000	0.000	10/21/22	8,052,059
7,656,000	0.000	11/02/22	7,620,710
CRC Funding LLC
8,371,000	0.000	11/09/22	8,323,471
Dexia Credit Local SA
18,000,000	0.000	09/30/22	17,963,550
9,454,000	0.000	10/19/22	9,420,698
DNB Bank ASA
14,694,000	0.000	11/23/22	14,595,051
DTE Electric Co.
11,500,000	0.000	09/15/22	11,488,212
EI du Pont de Nemours & Co.
3,550,000	0.000	12/12/22	3,516,238

Short-term Investments – (continued)
Commercial Paper(a) – (continued)
Enbridge U.S., Inc
12,500,000	0.000	01/19/23	12,315,329
5,500,000	0.000	02/06/23	5,405,870
Entergy Corp.
2,048,000	0.000	10/17/22	2,040,642
14,000,000	0.000	11/15/22	13,911,215
Erste Abwicklungsanstalt
25,000,000	0.000	09/19/22	24,968,729
EssilorLuxottica SA
20,000,000	0.000	09/22/22	19,971,571
First Abu Dhabi Bank PJSC
6,320,000	0.000	11/29/22	6,273,390
Gotham Funding Corp.
2,922,000	0.000	09/30/22	2,915,864
5,714,000	0.000	10/25/22	5,689,627
GTA Funding LLC
8,377,000	0.000	09/28/22	8,360,692
7,346,000	0.000	11/07/22	7,306,412
Hewlett Packard Enterprise Co.
8,000,000	0.000	09/22/22	7,986,947
Ionic Capital III Trust
3,000,000	0.000	09/20/22	2,995,938
8,000,000	0.000	09/29/22	7,983,812
JP Morgan Securities LLC
7,000,000	0.000	02/15/23	6,884,817
Kaiser Foundation Hospitals
10,000,000	0.000	10/06/22	9,974,700
Kreditanstalt fuer Wiederaufbau
11,333,000	0.000	01/03/23	11,212,548
Lime Funding LLC
2,869,000	0.000	09/09/22	2,867,318
5,002,000	0.000	09/22/22	4,994,502
LMA-Americas LLC
2,500,000	0.000	10/13/22	2,492,036
10,000,000	0.000	11/21/22	9,930,642
8,000,000	0.000	12/08/22	7,930,524
14,747,000	0.000	01/12/23	14,559,545
McCormick & Co., Inc.
6,895,000	0.000	09/16/22	6,886,953
12,629,000	0.000	09/26/22	12,604,373
MetLife Short Term Funding LLC
13,674,000	0.000	05/26/23	13,278,627
Mitsubishi UFJ Trust & Banking Corp.
6,025,000	0.000	10/18/22	6,005,447
Mondelez International, Inc.
5,000,000	0.000	09/06/22	4,997,868
5,000,000	0.000	09/15/22	4,994,669
10,000,000	0.000	09/20/22	9,985,578
National Australia Bank Ltd.
2,000,000	0.000	09/09/22	1,998,852
3,000,000	0.000	11/01/22	2,986,345
7,000,000	0.000	02/15/23	6,886,385
National Bank of Canada
6,058,000	0.000	10/26/22	6,032,717
National Securities Clearing Corp.
15,677,000	0.000	10/07/22	15,637,073
7,000,000	0.000	10/17/22	6,976,586

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

August 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper(a) – (continued)
Nederlandse Waterschapsbank
$15,478,000	0.000%	09/27/22	$15,449,594
New York Power Authority
21,000,000	0.000	11/02/22	20,906,760
Nieuw Amsterdam Receivables Corp. BV
20,119,000	0.000	09/21/22	20,089,836
NRW Bank
16,877,000	0.000	09/21/22	16,854,652
13,553,000	0.000	11/25/22	13,459,853
Nutrien Ltd.
4,600,000	0.000	09/07/22	4,597,674
2,200,000	0.000	09/27/22	2,195,466
9,750,000	0.000	10/18/22	9,711,598
Oesterreichische Kontrollbank AG
18,000,000	0.000	09/27/22	17,967,505
15,000,000	0.000	10/26/22	14,938,820
Pacific Life Short Term Funding LLC
15,834,000	0.000	05/19/23	15,382,620
PSP Capital, Inc.
12,029,000	0.000	09/22/22	12,011,475
QUALCOMM, Inc.
6,000,000	0.000	09/01/22	5,999,616
Raytheon Technologies Corp.
4,000,000	0.000	10/24/22	3,981,724
5,000,000	0.000	12/01/22	4,956,581
4,000,000	0.000	02/06/23	3,929,757
Reckitt Benckiser Treasury Services PLC
9,227,000	0.000	09/19/22	9,214,923
5,000,000	0.000	09/26/22	4,990,687
5,379,000	0.000	09/28/22	5,368,064
Regency Markets No. 1 LLC
12,000,000	0.000	09/12/22	11,990,520
Ridgefield Funding Co. LLC
8,409,000	0.000	11/21/22	8,351,175
Royal Bank of Canada
2,509,000	0.000	11/09/22	2,495,047
Sanofi
20,000,000	0.000	09/22/22	19,971,327
Sheffield Receivables Co. LLC
3,600,000	0.000	10/28/22	3,583,627
Societe Generale SA
6,295,000	0.000	10/31/22	6,267,288
Spire, Inc.
14,750,000	0.000	09/20/22	14,728,235
Starbird Funding Corp.
7,178,000	0.000	01/05/23	7,095,120
Suncor Energy, Inc.
6,000,000	0.000	09/06/22	5,997,441
5,000,000	0.000	09/16/22	4,994,164
5,750,000	0.000	10/27/22	5,722,524
TELUS Corp.
15,000,000	0.000	09/13/22	14,985,895
10,160,000	0.000	09/22/22	10,143,422
4,750,000	0.000	10/20/22	4,730,584
The Procter & Gamble Co.
21,191,000	0.000	10/13/22	21,128,076

Short-term Investments – (continued)
Commercial Paper(a) – (continued)
The Stanley Works
2,000,000	0.000	09/19/22	1,997,445
10,000,000	0.000	09/20/22	9,986,489
10,271,000	0.000	09/21/22	10,256,357
The Toronto-Dominion Bank
10,000,000	0.000	06/02/23	9,691,313
The Walt Disney Co.
4,500,000	0.000	09/15/22	4,495,511
Thunder Bay Funding LLC
4,800,000	0.000	11/14/22	4,771,000
TransCanada PipeLines Ltd.
7,612,000	0.000	09/13/22	7,604,842
7,000,000	0.000	10/03/22	6,982,277
Trinity Health Corp.
5,900,000	0.000	09/28/22	5,889,234
UDR, Inc.
9,852,000	0.000	09/07/22	9,847,096
5,018,000	0.000	09/19/22	5,010,987
Ventas Realty LP
6,750,000	0.000	09/06/22	6,747,121
Verizon Communications, Inc.
11,440,000	0.000	09/14/22	11,428,379
Versailles LLC
15,000,000	0.000	12/05/22	14,873,520
Victory Receivables Corp.
7,441,000	0.000	09/22/22	7,429,818
9,881,000	0.000	09/27/22	9,862,266
Volvo Treasury North America LP
8,764,000	0.000	09/29/22	8,744,776
Waste Management, Inc.
2,000,000	0.000	09/02/22	1,999,716
7,185,000	0.000	11/08/22	7,142,860
Westpac Banking Corp.
8,800,000	0.000	10/12/22	8,774,929
13,656,000	0.000	11/01/22	13,594,240

			1,277,990,303

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,815,181,596)			$1,813,428,600

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT
(Cost $4,415,372,103)			$4,508,728,030

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(d) – 1.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
49,625,697	2.154%	$49,625,697
(Cost $49,625,697)

TOTAL INVESTMENTS – 100.2% (Cost $4,464,997,800)		$4,558,353,727

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(11,069,405)

NET ASSETS – 100.0%		$4,547,284,322

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2022.

(c)	All or a portion of security is on loan.

(d)	Represents an affiliated fund.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.

Currency Abbreviations:
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
LLC	—Limited Liability Company
LP	—Limited Partnership
MLP	—Master Limited Partnership
PJSC	—Public Joint-Stock Company
PLC	—Public Limited Company
SOFR	—Secured Overnight Funding Rate
SPDR	—Standard and Poor’s Depository Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	689	09/16/22	$136,301,425	$402,295
Stoxx Europe 600 Index	548	09/16/22	11,432,798	(587,625)
2 Year U.S. Treasury Notes	5,130	12/30/22	1,068,723,286	(2,485,218)
5 Year U.S. Treasury Notes	2,457	12/30/22	272,285,509	(937,120)
10 Year U.S. Treasury Notes	4,263	12/20/22	498,371,344	(2,093,431)

TOTAL FUTURES CONTRACTS				$(5,701,099)

SWAP CONTRACTS — At August 31, 2022, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund	Counterparty	Termination Date(a)	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation)*
SX7T Index	3M EURIBOR – 0.670%(b)	BofA Securities LLC	04/04/23	EUR	213,343	$2,566,243
SX7T Index	3M EURIBOR – 0.110(b)	BofA Securities LLC	04/04/23	EUR	9,797	(95,066)
JPGSVENK Index(c)	1M USD LIBOR + 0.900(d)	J.P. Morgan Securities LLC	10/05/22		$142,647	6,443,326

TOTAL						$8,914,503

*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
(b)	Payments made quarterly.
(c)	The top 50 components are shown below.
(d)	Payments made monthly.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

August 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

A basket (JPGSVENK) of common stocks

Common Stocks	Sector	Shares	Value	Weight
Deere & Co	Industrial	380	$138,639	2.15%
CH Robinson Worldwide Inc	Industrial	1,170	133,575	2.07
Twitter Inc	Communications	3,139	121,649	1.89
Amazon.com Inc	Communications	948	120,194	1.87
West Pharmaceutical Services Inc	Consumer, Non-cyclical	379	112,333	1.74
EPAM Systems Inc	Technology	234	99,610	1.55
Royal Caribbean Cruises Ltd	Consumer, Cyclical	2,391	97,677	1.52
Norwegian Cruise Line Holdings Ltd	Consumer, Cyclical	7,143	93,436	1.45
Ceridian HCM Holding Inc	Technology	1,540	91,830	1.43
Carnival Corp	Consumer, Cyclical	9,594	90,759	1.41
Paycom Software Inc	Technology	258	90,511	1.40
Ross Stores Inc	Consumer, Cyclical	1,040	89,706	1.39
Enphase Energy Inc	Energy	305	87,269	1.35
Xylem Inc/NY	Industrial	938	85,484	1.33
Netflix Inc	Communications	378	84,576	1.31
Boston Scientific Corp	Consumer, Non-cyclical	2,085	84,036	1.30
AMETEK Inc	Industrial	699	84,026	1.30
Dexcom Inc	Consumer, Non-cyclical	1,021	83,924	1.30
State Street Corp	Financial	1,216	83,134	1.29
Intuit Inc	Technology	191	82,395	1.28
Take-Two Interactive Software Inc	Technology	671	82,224	1.28
Wynn Resorts Ltd	Consumer, Cyclical	1,347	81,605	1.27
MSCI Inc	Technology	179	80,622	1.25
Rockwell Automation Inc	Industrial	339	80,282	1.25
Illumina Inc	Consumer, Non-cyclical	397	80,033	1.24
Tesla Inc	Consumer, Cyclical	288	79,341	1.23
Tyler Technologies Inc	Technology	213	79,229	1.23
American Airlines Group Inc	Basic Materials	5,993	77,847	1.21
Stanley Black & Decker Inc	Industrial	881	77,630	1.20
STERIS PLC	Industrial	385	77,452	1.20
Intuitive Surgical Inc	Consumer, Non-cyclical	374	77,041	1.20
ABIOMED Inc	Consumer, Non-cyclical	293	76,015	1.18
International Flavors & Fragrances Inc	Basic Materials	684	75,547	1.17
CarMax Inc	Consumer, Cyclical	839	74,231	1.15
Generac Holdings Inc	Industrial	323	71,181	1.10
Charles River Laboratories International	Consumer, Non-cyclical	343	70,350	1.09
NVIDIA Corp	Technology	464	70,046	1.09
Edison International	Utilities	1,022	69,265	1.07
Alliant Energy Corp	Utilities	1,124	68,625	1.07
American Tower Corp	Financial	270	68,530	1.06
NextEra Energy Inc	Utilities	803	68,267	1.06
Alexandria Real Estate Equities Inc	Financial	441	67,645	1.05
SolarEdge Technologies Inc	Energy	239	65,861	1.02
American Water Works Co Inc	Utilities	437	64,892	1.01
Atmos Energy Corp	Utilities	565	64,066	0.99
Albemarle Corp	Basic Materials	238	63,709	0.99
Broadridge Financial Solutions Inc	Technology	354	60,528	0.94
Walt Disney Co/The	Communications	537	60,200	0.93
General Motors Co	Consumer, Cyclical	1,552	59,286	0.92
Chipotle Mexican Grill Inc	Consumer, Cyclical	37	58,496	0.91

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At August 31, 2022, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts
Puts
Crude Oil	$45.000	11/16/2022	(2,081)	$(2,081,000)	$(395,390)	$(7,243,050)	$6,847,660
OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
6M IRS	MS & Co. Int. PLC	2.430%	01/26/2023	84,010,000	$84,010,000	$2,188,335	$991,318	$1,197,017
Written option contracts
Calls
6M IRS	MS & Co. Int. PLC	1.930	01/26/2023	(84,010,000)	$(84,010,000)	$(595,581)	$—	$(595,581)
Puts
6M IRS	MS & Co. Int. PLC	2.830	01/26/2023	(84,010,000)	(84,010,000)	(3,250,960)	—	(3,250,960)

Total written option contracts				(168,020,000)	$(168,020,000)	$(3,846,541)	$—	$(3,846,541)

TOTAL				(84,010,000)	$(84,010,000)	$(1,658,206)	$991,318	$(2,649,524)

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
KWEB Index	JPMorgan Securities, Inc.	$39.728	12/30/2022	1,766,189	$7,016,733,321	$1,481,699	$4,771,360	$(3,289,661)
XLE Index	MS & Co. Int. PLC	76.920	09/30/2022	1,948,325	14,986,515,900	10,348,834	8,728,496	1,620,338

				3,714,514	$22,003,249,221	$11,830,533	$13,499,856	$(1,669,323)
Puts
S&P 500 Index	MS & Co. Int. PLC	$4,215.730	09/30/2022	67,409	$28,417,814,357	$18,250,191	$8,100,479	$10,149,712

Total purchased option contracts				3,781,923	$50,421,063,578	$30,080,724	$21,600,335	$8,480,389
Written option contracts
Calls
KWEB Index	JPMorgan Securities, Inc.	$44.496	12/30/2022	(1,766,189)	$(7,858,746,265)	$(754,410)	$(2,947,063)	$2,192,653
XLE Index	MS & Co. Int. PLC	85.460	09/30/2022	(1,948,325)	(16,650,385,450)	(2,733,867)	(4,718,454)	1,984,587

				(3,714,514)	$(24,509,131,715)	$(3,488,277)	$(7,665,517)	$4,177,240

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Schedule of Investments (continued)

August 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON EQUITIES (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts
S&P 500 Index	Citibank NA	$3,877.570	12/30/2022	(61,820)	$(23,971,137,740)	$(10,711,140)	$(13,311,083)	$2,599,943
XLV Index	Citibank NA	127.250	12/30/2022	(1,052,774)	(13,396,549,150)	(7,268,137)	(8,461,039)	1,192,902
S&P 500 Index	MS & Co. Int. PLC	3,645.000	01/20/2023	(35,507)	(12,942,301,500)	(4,246,910)	(6,071,697)	1,824,787
S&P 500 Index	MS & Co. Int. PLC	4,210.380	12/30/2022	(27,878)	(11,737,697,364)	(9,141,386)	(6,749,177)	(2,392,209)
S&P 500 Index	MS & Co. Int. PLC	3,983.470	12/30/2022	(31,143)	(12,405,720,621)	(6,664,623)	(9,204,242)	2,539,619
S&P 500 Index	MS & Co. Int. PLC	3,688.770	12/30/2022	(67,409)	(24,865,629,693)	(7,844,866)	(5,190,493)	(2,654,373)

				(1,276,531)	$(99,319,036,068)	$(45,877,062)	$(48,987,731)	$3,110,669

Total written option contracts				(4,991,045)	$(123,828,167,783)	$(49,365,339)	$(56,653,248)	$7,287,909

TOTAL				(1,209,122)	$(73,407,104,205)	$(19,284,615)	$(35,052,913)	$15,768,298

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Put EUR/Call CHF	BofA Securities LLC	$0.980	12/21/2022	68,300,000	$68,300,000	$1,199,863	$1,249,014	$(49,151)
Put USD/Call BRL	MS & Co. Int. PLC	5.224	09/23/2022	139,630,000	139,630,000	2,661,348	1,526,156	1,135,192
Put EUR/Call USD	MS & Co. Int. PLC	1.192	03/07/2023	36,490,000	36,490,000	6,255,461	1,405,395	4,850,066

Total purchased option contracts				244,420,000	$244,420,000	$10,116,672	$4,180,565	$5,936,107
Written option contracts
Puts
Put EUR/Call CHF	BofA Securities LLC	$0.940	12/21/2022	(68,300,000)	$(68,300,000)	$(395,630)	$(507,390)	$111,760
Put EUR/Call USD	MS & Co. Int. PLC	1.192	03/07/2023	(36,490,000)	(36,490,000)	(6,255,462)	(1,750,718)	(4,504,744)

Total written option contracts				(104,790,000)	$(104,790,000)	$(6,651,092)	$(2,258,108)	$(4,392,984)

TOTAL				139,630,000	$139,630,000	$3,465,580	$1,922,457	$1,543,123

Abbreviations:
6M IRS	—6 Months Interest Rate Swaptions
BofA Securities LLC	—Bank of America Securities LLC
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SX7T Index	—Euro STOXX Banks Net Return Index

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALLOCATION FUNDS

Statements of Assets and Liabilities

August 31, 2022

	Global Managed Beta Fund	Strategic Factor Allocation Fund
Assets:
Investments of unaffiliated issuers, at value (cost $690,984,101 and $0, respectively)(a)	$869,709,336	$—
Investments of affiliated issuers, at value (cost $663,519,382 and $1,564,632,614, respectively)	704,698,149	1,564,632,614
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $70,746,676 and $0, respectively)	70,746,676	—
Purchased options, at value (premium paid $35,842,147 and $1,199,837, respectively)	16,427,528	711,383
Cash	28,194,478	66,289,233
Foreign currencies, at value (cost $5,604,412 and $0, respectively)	5,400,656	—
Unrealized gain on forward foreign currency exchange contracts	22,240,770	3,708,771
Receivables:
Investments sold	182,092,426	300,798
Collateral on certain derivative contracts(b)	41,488,038	488,326,144
Dividends and interest	683,815	2,923,505
Fund shares sold	271,820	874,950
Foreign tax reclaims	221,440	—
Securities lending income	28,495	—
Reimbursement from investment adviser	26,460	—
Investments sold on an extended-settlement basis	1,477	—
Other assets	22,060	36,656
Total assets	1,942,253,624	2,127,804,054

Liabilities:
Foreign currency overdraft, at value (cost $0 and $1,198, respectively)	—	1,181
Written option contracts, at value (premium received $5,799,210 and $3,423,019, respectively)	9,765,308	4,514,047
Unrealized loss on forward foreign currency exchange contracts	1,266,476	1,315,608
Variation margin on futures contracts	1,310,569	6,301,216
Payables:
Fund shares redeemed	179,109,288	2,754,313
Payable upon return of securities loaned	70,746,676	—
Due to broker	16,300,013	—
Management fees	423,126	1,154,507
Investments purchased	347,149	2,992,704
Transfer Agency fees	33,165	55,613
Accrued expenses	427,889	351,650
Total liabilities	279,729,659	19,440,839

Net Assets:
Paid-in capital	1,448,693,654	2,276,926,012
Total distributable earnings (loss)	213,830,311	(168,562,797)
NET ASSETS	$1,662,523,965	$2,108,363,215
Net Assets:
Institutional	$1,662,523,965	$12,455,207
Class R6	—	12,663
Class P	—	2,095,895,345
Total Net Assets	$1,662,523,965	$2,108,363,215
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	129,256,956	1,185,709
Class R6	—	1,219
Class P	—	201,985,593
Net asset value, offering and redemption price per share:
Institutional	$12.86	$10.50
Class R6	—	10.39
Class P	—	10.38

(a)	Includes loaned securities having market value of $68,934,875 and $0, for the Global Managed Beta and Strategic Factor Allocation Funds respectively.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Forward Foreign currency	Options
Global Managed Beta	$16,289,920	$—	$25,198,118

Strategic Factor Allocation	85,997,225	3,360,000	398,968,919

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ALLOCATION FUNDS

Statements of Assets and Liabilities (continued)

August 31, 2022

	Strategic Volatility Premium Fund	Tactical Tilt Overlay Fund(a)
Assets:
Investments of unaffiliated issuers, at value (cost $0 and $2,349,036,018, respectively)(b)	$—	$2,408,064,969
Investments of affiliated issuers, at value (cost $343,787,202 and $2,066,336,085, respectively)	343,787,202	2,100,663,061
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $0 and $49,625,697, respectively)	—	49,625,697
Purchased options, at value (premium paid $302,455 and $26,772,218, respectively)	181,775	42,385,731
Cash	59,094,655	58,557,604
Foreign currencies, at value (cost $0 and $1,806,087, respectively)	—	1,579,312
Unrealized gain on swap contracts	—	9,009,569
Variation margin on futures contracts	74,242	—
Receivables:
Collateral on certain derivative contracts(c)	109,445,860	45,121,904
Investments sold	192,354	—
Dividends and interest	710,343	5,541,274
Reimbursement from investment adviser	11,626	5,635
Fund shares sold	—	4,440,700
Securities lending income	—	77,667
Due from broker	—	401,021
Other assets	25,717	84,524
Total assets	513,523,774	4,725,558,668

Liabilities:
Written option contracts, at value (premium received $268,395 and $66,154,406, respectively)	112,660	60,258,362
Unrealized loss on swap contracts	—	95,066
Variation margin on futures contracts	—	1,893,157
Variation margin on swaps contracts	—	2,361
Payables:
Investments purchased	758,921	38,327,579
Fund shares redeemed	243,500	13,789,502
Payable upon return of securities loaned	—	49,625,697
Management fees	121,617	2,457,829
Transfer Agency fees	13,212	116,591
Due to broker	—	11,100,000
Accrued expenses	205,294	608,202
Total liabilities	1,455,204	178,274,346

Net Assets:
Paid-in capital	532,286,813	4,638,141,146
Total distributable loss	(20,218,243)	(90,856,824)
NET ASSETS	$512,068,570	$4,547,284,322
Net Assets:
Institutional	$306,052	$21,588,336
Class R6	—	573,866,166
Class P	511,762,518	3,951,829,820
Total Net Assets	$512,068,570	$4,547,284,322
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	31,696	2,054,982
Class R6	—	56,408,470
Class P	52,993,500	388,512,336
Net asset value, offering and redemption price per share:
Institutional	$9.66	$10.51
Class R6	—	10.17
Class P	9.66	10.17

(a)	Consolidated Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity — TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes loaned securities having market value of $0 and $48,501,871, for the Strategic Volatility Premium and Tactical Tilt Overlay Funds respectively.
(c)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Options	Swaps
Strategic Volatility Premium	$4,301,000	$105,144,860	$—

Tactical Tilt Overlay	26,871,904	—	18,250,000

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALLOCATION FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2022

	Global Managed Beta Fund	Strategic Factor Allocation Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $216,538 and $0, respectively)	$27,492,816	$—

Dividends — affiliated issuers	16,115,191	8,167,282

Interest — unaffiliated issuers	36,910	79,498

Securities lending income — unaffiliated issuers	226,514	—

Total investment income	43,871,431	8,246,780

Expenses:

Management fees	5,884,985	16,938,587

Transfer Agency fees(a)	392,332	686,317

Custody, accounting and administrative services	368,947	210,276

Registration fees	154,528	88,264

Professional fees	92,761	117,065

Printing and mailing costs	45,501	59,678

Trustee fees	28,621	29,287

Prime broker fees	7,238	21,069

Other	37,762	59,222

Total expenses	7,012,675	18,209,765

Less — expense reductions	(1,141,474)	(2,798,642)

Net expenses	5,871,201	15,411,123

NET INVESTMENT INCOME (LOSS)	38,000,230	(7,164,343)

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	18,057,819	—

Investment — affiliated issuers	(12,093,438)	—

Purchased options	(962,745)	(17,919,456)

Futures contracts	(34,468,640)	(142,734,876)

Written options	5,406,477	36,790,419

Swap contracts	3,425,475	—

Forward foreign currency exchange contracts	51,738,290	29,561,996

Foreign currency transactions	(567,361)	(1,332,441)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(234,502,498)	—

Investments — affiliated issuers	(122,385,649)	—

Purchased options	(19,980,087)	299,608

Futures contracts	(9,386,604)	(41,833,358)

Written options	(4,582,609)	(2,376,685)

Swap contracts	11,718	—

Forward foreign currency exchange contracts	11,741,295	2,821,697

Foreign currency translation	(222,218)	17

Net realized and unrealized loss	(348,770,775)	(136,723,079)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(310,770,545)	$(143,887,422)

(a)	Class specific Transfer Agency fees were as follows:

Fund	Institutional	Class R6	Class P
Global Managed Beta	$392,332	$—	$—
Strategic Factor Allocation	3,168	4	683,145

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ALLOCATION FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2022

	Strategic Volatility Premium Fund	Tactical Tilt Overlay Fund(a)
Investment income:

Dividends — unaffiliated issuers	$—	$8,668,558

Dividends — affiliated issuers	2,016,756	20,177,816

Interest — unaffiliated issuers	5,221	14,943,304

Securities lending income — unaffiliated issuers	—	1,428,887

Total investment income	2,021,977	45,218,565

Expenses:

Management fees	2,454,670	33,833,576

Transfer Agency fees(b)	147,313	1,340,667

Professional fees	116,008	175,325

Custody, accounting and administrative services	83,156	363,643

Amortization of offering costs	68,456	—

Printing and mailing costs	30,718	68,627

Trustee fees	26,274	33,152

Registration fees	20,365	151,604

Other	17,907	44,199

Total expenses	2,964,867	36,010,793

Less — expense reductions	(1,167,302)	(6,228,124)

Net expenses	1,797,565	29,782,669

NET INVESTMENT INCOME	224,412	15,435,896

Realized and unrealized gain (loss):

Capital gain distributions from Affiliated Underlying Funds	—	3,366,151

Net realized gain (loss) from:

Investments — unaffiliated issuers	—	17,242,417

Investment — affiliated issuers	—	15,545,094

Purchased options	(3,937,828)	67,215,648

Futures contracts	(26,153,724)	(100,022,556)

Written options	11,337,330	36,954,186

Swap contracts	—	280,016

Foreign currency transactions	—	(1,063,009)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	—	6,624,920

Investments — affiliated issuers	—	(7,364,132)

Purchased options	1,689	25,414,172

Futures contracts	(1,783,855)	(375,936)

Written options	38,398	(60,684,081)

Swap contracts	—	5,229,842

Foreign currency translation	—	(327,982)

Net realized and unrealized gain (loss)	(20,497,990)	8,034,750

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(20,273,578)	$23,470,646

(a)	Statement of Operations for the Fund is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity — TTIF Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Transfer Agency fees were as follows:

Fund	Institutional	Class R6	Class P
Strategic Volatility Premium	$131	$—	$147,182
Tactical Tilt Overlay	5,802	246,942	1,087,923

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALLOCATION FUNDS

Statements of Changes in Net Assets

	Global Managed Beta Fund		Strategic Factor Allocation Fund
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income (loss)	$38,000,230	$26,532,140	$(7,164,343)	$(12,672,976)

Net realized gain (loss)	30,535,877	132,173,076	(95,634,358)	315,947,241

Net change in unrealized gain (loss)	(379,306,652)	356,161,408	(41,088,721)	(24,484,336)

Net increase (decrease) in net assets resulting from operations	(310,770,545)	514,866,624	(143,887,422)	278,789,929

Distributions to shareholders:

From distributable earnings:

Institutional Shares	(184,192,220)	(81,014,178)	(485,488)	(353,924)

Class R6 Shares	—	—	(1,686)	(899)

Class P Shares	—	—	(302,965,029)	(125,892,465)

Total distributions to shareholders	(184,192,220)	(81,014,178)	(303,452,203)	(126,247,288)

From share transactions:

Proceeds from sales of shares	538,309,195	821,037,700	527,591,055	763,180,945

Reinvestment of distributions	184,192,220	81,014,178	303,452,203	126,247,288

Cost of shares redeemed	(827,610,016)	(666,596,798)	(627,152,661)	(309,213,299)

Net increase (decrease) in net assets resulting from share transactions	(105,108,601)	235,455,080	203,890,597	580,214,934

TOTAL INCREASE (DECREASE)	(600,071,366)	669,307,526	(243,449,028)	732,757,575

Net assets:

Beginning of year	2,262,595,331	1,593,287,805	2,351,812,243	1,619,054,668

End of year	$1,662,523,965	$2,262,595,331	$2,108,363,215	$2,351,812,243

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ALLOCATION FUNDS

Statements of Changes in Net Assets (continued)

	Strategic Volatility Premium Fund		Tactical Tilt Overlay Fund(b)
	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021(a)	For the Fiscal Year Ended August 31, 2022	For the Fiscal Year Ended August 31, 2021
From operations:

Net investment income (loss)	$224,412	$(265,378)	$15,435,896	$(2,929,316)

Net realized gain (loss)	(18,754,222)	1,437,141	39,517,947	171,153,951

Net change in unrealized gain (loss)	(1,743,768)	583,116	(31,483,197)	138,035,440

Net increase (decrease) in net assets resulting from operations	(20,273,578)	1,754,879	23,470,646	306,260,075

Distributions to shareholders:

From distributable earnings:

Institutional Shares	(1,365)	—	(225,531)	(88,055)

Class R6 Shares	—	—	(24,009,953)	(41,354,663)

Class P Shares	(1,774,163)	—	(70,771,569)	(113,568,116)

Total distributions to shareholders	(1,775,528)	—	(95,007,053)	(155,010,834)

From share transactions:

Proceeds from sales of shares	405,331,474	429,347,526	1,559,262,518	1,193,782,805

Reinvestment of distributions	1,775,528	—	95,007,053	155,010,834

Cost of shares redeemed	(295,908,477)	(8,183,254)	(1,132,927,933)	(431,948,453)

Net increase in net assets resulting from share transactions	111,198,525	421,164,272	521,341,638	916,845,186

TOTAL INCREASE	89,149,419	422,919,151	449,805,231	1,068,094,427

Net assets:

Beginning of year	422,919,151	—	4,097,479,091	3,029,384,664

End of year	$512,068,570	$422,919,151	$4,547,284,322	$4,097,479,091

(a)	Commenced operations on March 29, 2021.
(b)	Statement of Changes in Net Assets for the Fund is consolidated and includes the balances of a wholly owned subsidiary, Cayman Commodity — TTIF, Ltd. Accordingly, all interfund balances and transactions have been eliminated.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL MANAGED BETA FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Managed Beta Fund
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$16.71	$13.26	$11.86	$12.23	$11.33

Net investment income(a)	0.28	0.21	0.22	0.29	0.25

Net realized and unrealized gain (loss)	(2.69)	3.89	1.67	(0.25)	1.00

Total from investment operations	(2.41)	4.10	1.89	0.04	1.25

Distributions to shareholders from net investment income	(0.33)	(0.18)	(0.38)	(0.29)	(0.14)

Distributions to shareholders from net realized gains	(1.11)	(0.47)	(0.11)	(0.12)	(0.21)

Total distributions	(1.44)	(0.65)	(0.49)	(0.41)	(0.35)

Net asset value, end of year	$12.86	$16.71	$13.26	$11.86	$12.23

Total return(b)	(15.81)%	31.87%	16.13%	0.78%	11.18%

Net assets, end of year (in 000s)	$1,662,524	$2,262,595	$1,593,288	$1,151,378	$1,184,276

Ratio of net expenses to average net assets(c)	0.30%	0.20%	0.05%	0.05%	0.07%

Ratio of total expenses to average net assets(c)	0.36%	0.35%	0.37%	0.37%	0.39%

Ratio of net investment income to average net assets	1.94%	1.40%	1.79%	2.49%	2.07%

Portfolio turnover rate(d)	26%	29%	45%	56%	18%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Factor Allocation Fund
	Institutional Shares
	Year Ended August 31,
	2022		2021		2020		2019	2018
Per Share Data

Net asset value, beginning of year	$12.76		$11.98		$11.06		$11.26	$10.96

Net investment income (loss)(a)	(0.01)		(0.08)		0.03		0.11	0.06

Net realized and unrealized gain (loss)	(0.67)		1.77		1.18		0.30	0.50

Total from investment operations	(0.68)		1.69		1.21		0.41	0.56

Distributions to shareholders from net investment income	—		—		(0.15)		—	(0.01)

Distributions to shareholders from net realized gains	(1.58)		(0.91)		(0.14)		(0.61)	(0.25)

Total distributions	(1.58)		(0.91)		(0.29)		(0.61)	(0.26)

Net asset value, end of year	$10.50		$12.76		$11.98		$11.06	$11.26

Total return(b)	(6.47)%		15.01%		11.11%		4.15%	5.18%

Net assets, end of year (in 000s)	$12,455		$3,960		$3,013		$5,424	$20,035

Ratio of net expenses to average net assets	0.69%		0.69%		0.69%		0.72%	0.71%

Ratio of total expenses to average net assets	0.81%		0.82%		0.82%		0.82%	0.80%

Ratio of net investment income (loss) to average net assets	(0.10)%		(0.67)%		0.26%		1.05%	0.59%

Portfolio turnover rate(c)	—	%(d)	—	%(d)	—	%(d)	962%	725%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	There were no long-term transactions for the year ended August 31, 2022, August 31, 2021 and August 31, 2020, respectively.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Factor Allocation Fund
	Class R6 Shares
	Year Ended August 31,							Period Ended August 31, 2018(a)
	2022		2021		2020		2019
Per Share Data

Net asset value, beginning of period	$12.63		$11.87		$10.96		$11.26	$11.10

Net investment income (loss)(b)	(0.03)		(0.08)		0.02		0.12	0.04

Net realized and unrealized gain (loss)	(0.63)		1.75		1.19		0.28	0.12

Total from investment operations	(0.66)		1.67		1.21		0.40	0.16

Distributions to shareholders from net investment income	—		—		(0.16)		(0.09)	—

Distributions to shareholders from net realized gains	(1.58)		(0.91)		(0.14)		(0.61)	—

Total distributions	(1.58)		(0.91)		(0.30)		(0.70)	—

Net asset value, end of period	$10.39		$12.63		$11.87		$10.96	$11.26

Total return(c)	(6.37)%		15.08%		11.12%		4.14%	1.44%

Net assets, end of period (in 000s)	$13		$14		$12		$11	$10

Ratio of net expenses to average net assets	0.65%		0.66%		0.66%		0.68%	0.69	%(d)

Ratio of total expenses to average net assets	0.77%		0.78%		0.80%		0.80%	0.79	%(d)

Ratio of net investment income (loss) to average net assets	(0.28)%		(0.64)%		0.15%		1.08%	0.58	%(d)

Portfolio turnover rate(e)	—	%(f)	—	%(f)	—	%(f)	962%	725%

(a)	Commenced operations on December 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	There were no long-term transactions for the year ended August 31, 2022, August 31, 2021 and August 31, 2020, respectively.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS STRATEGIC FACTOR ALLOCATION FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Factor Allocation Fund
	Class P Shares
	Year Ended August 31,							Period Ended August 31, 2018(a)
	2022		2021		2020		2019
Per Share Data

Net asset value, beginning of period	$12.62		$11.86		$10.96		$11.26	$10.83

Net investment income (loss)(b)	(0.04)		(0.08)		0.02		0.11	0.02

Net realized and unrealized gain (loss)	(0.62)		1.75		1.18		0.29	0.41

Total from investment operations	(0.66)		1.67		1.20		0.40	0.43

Distributions to shareholders from net investment income	—		—		(0.16)		(0.09)	—

Distributions to shareholders from net realized gains	(1.58)		(0.91)		(0.14)		(0.61)	—

Total distributions	(1.58)		(0.91)		(0.30)		(0.70)	—

Net asset value, end of period	$10.38		$12.62		$11.86		$10.96	$11.26

Total return(c)	(6.47)%		15.09%		11.03%		4.16%	3.97%

Net assets, end of period (in 000s)	$2,095,895		$2,347,839		$1,616,030		$1,565,955	$2,467,490

Ratio of net expenses to average net assets	0.67%		0.68%		0.68%		0.71%	0.71	%(d)

Ratio of total expenses to average net assets	0.80%		0.81%		0.82%		0.82%	0.80	%(d)

Ratio of net investment income (loss) to average net assets	(0.31)%		(0.66)%		0.15%		1.07%	0.40	%(d)

Portfolio turnover rate(e)	—	%(f)	—	%(f)	—	%(f)	962%	725%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	There were no long-term transactions for the year ended August 31, 2022, August 31, 2021 and August 31, 2020, respectively.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC VOLATILITY PREMIUM FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Volatility Premium Fund
	Institutional Shares
	Year Ended August 31, 2022		Period Ended August 31, 2021(a)
Per Share Data

Net asset value, beginning of period	$10.10		$10.00

Net investment income (loss)(b)	—	(c)	(0.02)

Net realized and unrealized gain (loss)	(0.40)		0.12

Total from investment operations	(0.40)		0.10

Distributions to shareholders from net realized gains	(0.04)		—

Net asset value, end of period	$9.66		$10.10

Total return(d)	(4.09)%		1.00%

Net assets, end of period (in 000s)	$306		$350

Ratio of net expenses to average net assets	0.38%		0.38	%(e)

Ratio of total expenses to average net assets	0.62%		0.91	%(e)

Ratio of net investment income (loss) to average net assets	(0.02)%		(0.36	)%(e)

Portfolio turnover rate(f)	—	%(g)	—	%(g)

(a)	Commenced operations on March 29, 2021.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(g)	There were no long-term transactions for the year ended August 31, 2022 and period ended August 31, 2021.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS STRATEGIC VOLATILITY PREMIUM FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Volatility Premium Fund
	Class P Shares
	Year Ended August 31, 2022		Period Ended August 31, 2021(a)
Per Share Data

Net asset value, beginning of period	$10.10		$10.00

Net investment income (loss)(b)	—	(c)	(0.01)

Net realized and unrealized gain (loss)	(0.40)		0.11

Total from investment operations	(0.40)		0.10

Distributions to shareholders from net realized gains	(0.04)		—

Net asset value, end of period	$9.66		$10.10

Total return(d)	(4.09)%		1.00%

Net assets, end of period (in 000s)	$511,763		$422,570

Ratio of net expenses to average net assets	0.37%		0.37	%(e)

Ratio of total expenses to average net assets	0.60%		0.79	%(e)

Ratio of net investment income (loss) to average net assets	0.05%		(0.35	)%(e)

Portfolio turnover rate(f)	—	%(g)	—	%(g)

(a)	Commenced operations on March 29, 2021.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than ($0.005) per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(g)	There were no long-term transactions for the year ended August 31, 2022 and period ended August 31, 2021.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Tactical Tilt Overlay Fund
	Institutional Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$10.66	$10.20	$9.94	$9.87	$9.73

Net investment income (loss)(a)	0.05	(0.02)	0.11	0.22	0.12

Net realized and unrealized gain (loss)	0.01	0.95	0.26	(0.15)	0.11

Total from investment operations	0.06	0.93	0.37	0.07	0.23

Distributions to shareholders from net investment income	(0.21)	(0.47)	(0.11)	—	(0.09)

Net asset value, end of year	$10.51	$10.66	$10.20	$9.94	$9.87

Total return(b)	0.49%	9.43%	3.72%	0.71%	2.39%

Net assets, end of year (in 000s)	$21,588	$6,105	$1,681	$25,673	$23,583

Ratio of net expenses to average net assets(c)	0.68%	0.69%	0.73%	0.74%	0.69%

Ratio of total expenses to average net assets(c)	0.77%	0.78%	0.78%	0.79%	0.76%

Ratio of net investment income (loss) to average net assets	0.47%	(0.15)%	1.08%	2.17%	1.20%

Portfolio turnover rate(d)	61%	60%	70%	46%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Tactical Tilt Overlay Fund
	Class R6 Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.33	$9.91	$9.67	$9.87	$9.81

Net investment income (loss)(b)	0.02	(0.01)	0.07	0.26	0.11

Net realized and unrealized gain (loss)	0.03	0.92	0.28	(0.20)	(0.05)

Total from investment operations	0.05	0.91	0.35	0.06	0.06

Distributions to shareholders from net investment income	(0.21)	(0.49)	(0.11)	(0.26)	—

Net asset value, end of period	$10.17	$10.33	$9.91	$9.67	$9.87

Total return(c)	0.49%	9.48%	3.80%	0.58%	0.61%

Net assets, end of period (in 000s)	$573,866	$1,054,147	$736,643	$714,633	$343,370

Ratio of net expenses to average net assets(d)	0.67%	0.69%	0.72%	0.73%	0.69	%(e)

Ratio of total expenses to average net assets(d)	0.76%	0.77%	0.78%	0.78%	0.76	%(e)

Ratio of net investment income (loss) to average net assets	0.23%	(0.09)%	0.73%	2.65%	1.77	%(e)

Portfolio turnover rate(f)	61%	60%	70%	46%	41%

(a)	Commenced operations on December 29, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TACTICAL TILT OVERLAY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Tactical Tilt Overlay Fund
	Class P Shares
	Year Ended August 31,				Period Ended August 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.33	$9.91	$9.66	$9.87	$9.76

Net investment income (loss)(b)	0.04	(0.01)	0.08	0.20	0.14

Net realized and unrealized gain (loss)	0.01	0.92	0.28	(0.15)	(0.03)

Total from investment operations	0.05	0.91	0.36	0.05	0.11

Distributions to shareholders from net investment income	(0.21)	(0.49)	(0.11)	(0.26)	—

Net asset value, end of period	$10.17	$10.33	$9.91	$9.66	$9.87

Total return(c)	0.49%	9.47%	3.79%	0.59%	1.13%

Net assets, end of period (in 000s)	$3,951,830	$3,037,227	$2,291,061	$3,190,855	$4,045,246

Ratio of net expenses to average net assets(d)	0.67%	0.69%	0.72%	0.72%	0.71	%(e)

Ratio of total expenses to average net assets(d)	0.76%	0.77%	0.78%	0.78%	0.77	%(e)

Ratio of net investment income (loss) to average net assets	0.37%	(0.08)%	0.78%	2.07%	3.80	%(e)

Portfolio turnover rate(f)	61%	60%	70%	46%	41%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ALLOCATION FUNDS

Notes to Financial Statements

August 31, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Global Managed Beta	Institutional	Diversified
Strategic Factor Allocation	Institutional, R6 and P	Diversified
Strategic Volatility Premium	Institutional and P	Diversified
Tactical Tilt Overlay	Institutional, R6 and P	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to each of the Global Managed Beta, Strategic Factor Allocation, Strategic Volatility Premium and Tactical Tilt Overlay Funds pursuant to management agreements (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Basis of Consolidation for Goldman Sachs Tactical Tilt Overlay Fund — The Cayman Commodity – TTIF, LLC. (the “Subsidiary”), a Cayman Islands exempted company is currently a wholly-owned subsidiary of the Tactical Tilt Overlay Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of August 31, 2022, the Fund’s net assets were $4,547,284,322, of which, $503,890,566, or 11.1%, represented the Subsidiary’s net assets.

B.  Investment Valuation — Each Fund’s valuation policies are to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. For the Global Managed Beta Fund, these reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statement of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from a Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

72

GOLDMAN SACHS ALLOCATION FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. A Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities and Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses for Tactical Tilt Overlay Fund, Strategic Factor Allocation Fund and Strategic Volatility Premium Fund — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Transfer Agency fees.

E.  Expenses for Global Managed Beta Fund — Expenses incurred directly by the Fund are charged to the Fund, and certain expenses incurred by the Trust that may not solely relate to the Fund are allocated to the Fund and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

F.  Offering Costs — Offering costs paid in connection with the initial offering of shares of the Strategic Volatility Premium Fund were being amortized on a straight-line basis over 12 months from the date of commencement of operations.

G.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Tactical Tilt Overlay Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statements of Assets and Liabilities and Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

H.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations and Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

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Notes to Financial Statements (continued)

August 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to a Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities and Consolidated Statement of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules and Consolidated Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

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August 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of each Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of August 31, 2022:

GLOBAL MANAGED BETA

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$361,582	$13,526,336	$—

Australia and Oceania	—	3,955,675	—

Europe	3,071,528	31,131,529	—

North America	127,542,620	—	—

South America	—	13,411	—

Exchange Traded Funds	1,218,870,748	—	—

Investment Company	175,934,056	—	—

Securities Lending Reinvestment Vehicle	70,746,676	—	—

Total	$1,596,527,210	$48,626,951	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(b)	$—	$22,240,770	$—

Purchased Option Contracts	6,881,350	9,546,178	—

Total	$6,881,350	$31,786,948	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(1,266,476)	$—

Futures Contracts(b)	(1,880,691)	—	—

Written Option Contracts	(3,785,303)	(5,980,005)	—

Total	$(5,665,994)	$(7,246,481)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

August 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC FACTOR ALLOCATION

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Company	$1,564,632,614	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$3,708,771	$—

Futures Contracts(a)	2,845,374	—	—

Purchased Option Contracts	711,383	—	—

Total	$3,556,757	$3,708,771	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(1,315,608)	$—

Futures Contracts(a)	(7,369,422)	—	—

Written Option Contracts	(4,514,047)	—	—

Total	$(11,883,469)	$(1,315,608)	$—

GS STRATEGIC VOLATILITY PREMIUM

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Company	$343,787,202	$—	$—

Derivative Type

Assets

Purchased Option Contracts	$181,775	$—	$—

Liabilities

Futures Contracts(a)	$(1,195,707)	$—	$—

Written Option Contracts	(112,660)	—	—

Total	$(1,308,367)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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TACTICAL TILT OVERLAY

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Obligations and/or Other U.S. Government Agencies	$210,440,495	$37,246,252	$—

Exchange Traded Funds	346,949,622	—	—

Investment Companies	2,100,663,061	—	—

Short-Term Investments	—	1,813,428,600	—

Securities Lending Reinvestment Vehicle	49,625,697	—	—

Total	$2,707,678,875	$1,850,674,852	$—

Derivative Type

Assets

Futures Contracts(a)	$402,295	$—	$—

Total Return Swap Contracts(a)	—	9,009,569	—

Purchased Option Contracts	—	42,385,731	—

Total	$402,295	$51,395,300	$—

Liabilities

Futures Contracts(a)	$(6,103,394)	$—	$—

Total Return Swap Contracts(a)	—	(95,066)	—

Written Option Contracts	(395,390)	(59,862,972)	—

Total	$(6,498,784)	$(59,958,038)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules and Consolidated Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2022. These instruments were used as part of a Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of

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Notes to Financial Statements (continued)

August 31, 2022

4. INVESTMENTS IN DERIVATIVES (continued)

cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of a Fund’s net exposure.

Global Managed Beta
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity	—	$—		Variation margin on futures contracts; Written options, at value	$(5,665,994)	(a)
Interest Rate	Purchased options, at value	6,881,350		—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	31,786,948		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(7,246,481)
Total		$38,668,298			$(12,912,475)

Strategic Factor Allocation
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts; Purchased options, at value	$2,227,925	(a)	Written options, at value	$(434,188)
Interest Rate	Variation margin on futures contracts	1,328,832	(a)	Variation margin on futures contracts; Written options, at value	(11,449,281)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	3,708,771		Payable for unrealized loss on forward foreign currency exchange contracts	(1,315,608)
Total		$7,265,528			$(13,199,077)

Strategic Volatility Premium
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts; Purchased options, at value	$181,775	(a)	Variation margin on futures contracts; Written options, at value	$(265,405)	(a)
Interest Rate	—	—		Variation margin on futures contracts	(1,042,962)	(a)
Total		$181,775			$(1,308,367)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

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Tactical Tilt Overlay
Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Equity	Receivable for unrealized gain on swap contracts; Variation margin on futures contracts; Purchased options, at value	$39,492,588	(a)	Payable for unrealized loss on swap contracts; Variation margin on futures contracts; Written options, at value	$(50,048,030)	(a)(b)
Interest Rate	Purchased options, at value	2,188,335	(a)	Variation margin on futures contracts; Written options, at value	(9,362,310)	(a)
Commodity	—	—		Written options, at value	(395,390)
Currency	Purchased options, at value	10,116,672		Written options, at value	(6,651,092)
Total		$51,797,595			$(66,456,822)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Aggregate of amounts include $95,066 for Tactical Tilt Overlay Fund which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, each Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements and Consolidated Statement of Operations:

Global Managed Beta
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts, swap contracts, purchased and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts and written options	$(20,810,350)	$(10,005,060)
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on purchased options	(5,763,955)	(25,194,326)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts and purchased options/Net change in unrealized gain (loss) on forward foreign currency exchange contracts, purchased and written options	51,713,162	13,003,099
Total		$25,138,857	$(22,196,287)

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Notes to Financial Statements (continued)

August 31, 2022

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Factor Allocation
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, purchased options and written options	$(20,382,761)	$(34,275,188)
Interest Rate	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	(103,481,152)	(9,635,247)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	29,561,996	2,821,697
Total		$(94,301,917)	$(41,088,738)

Strategic Volatility Premium
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, purchased options and written options	$10,936,830	$(139,936)
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(29,691,052)	(1,603,832)
Total		$(18,754,222)	$(1,743,768)

Tactical Tilt Overlay
Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts, swap contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options and written options	$73,803,350	$(41,474,382)
Interest Rate	Net realized gain (loss) from futures contracts, swap contracts, purchased options and written options /Net change in unrealized gain (loss) on futures contracts, purchased options and written options	(86,295,873)	1,328,272
Commodity	Net realized gain (loss) from purchased options and written options/Net change in unrealized gain (loss) written options contracts	10,607,203	6,847,660
Currency	Net realized gain (loss) from purchased options and written options/Net change in unrealized gain (loss) on purchased options and written options	6,312,614	2,882,447
Total		$4,427,294	$(30,416,003)

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4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended August 31, 2022, the relevant values for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)
Fund	Futures contracts	Forward contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions
Global Managed Beta	2,232	$496,549,653	$—	6,446,339,219	$—	48,594,832	$—
Strategic Factor Allocation	11,909	756,221,565	—	1,048,217	—	4,012,067	—
Strategic Volatility Premium	2,925	—	—	234,767	—	218,858	—
Tactical Tilt Overlay	9,477	—	593,882,409	150,457,650	161,847,500	40,222,216	293,216,250

(a)	Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that each Fund held such derivatives during the fiscal year ended August 31, 2022.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

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Notes to Financial Statements (continued)

August 31, 2022

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of August 31, 2022:

Global Managed Beta
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Forward Currency Contracts	Total	Forward Currency Contracts	Options Written	Total
MS & Co. Int. PLC.	$9,546,178	$22,240,770	$31,786,948	$(1,266,476)	$(5,980,005)	$(7,246,481)	$24,540,467	$(16,300,000)	$8,240,467

Tactical Tilt Overlay
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Total	Swaps	Options Written	Total
BofA Securities LLC	$1,199,863	$2,566,243	$3,766,106	$(95,066)	$(395,630)	$(490,696)	$3,275,410	$(3,030,000)	$245,410
Citibank NA	—	—	—	—	(17,979,277)	(17,979,277)	(17,979,277)	17,130,000	(849,277)
JPMorgan Securities, Inc.	1,481,699	6,443,326	7,925,025	—	(754,410)	(754,410)	7,170,615	(5,720,000)	1,450,615
MS & Co. Int. PLC	39,704,169	—	39,704,169	—	(40,733,655)	(40,733,655)	(1,029,486)	—	(1,029,486)

Total	$42,385,731	$9,009,569	$51,395,300	$(95,066)	$(59,862,972)	$(59,958,038)	$(8,562,738)	$8,380,000	$(182,738)

(1)	Gross amounts available for offset but not netted in the Statement and Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages each Fund subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Funds’ average daily net assets.

For the fiscal year ended August 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Net Management Fee Rate*^
Fund	First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Global Managed Beta	0.30%	0.30%	0.30%	0.30%	0.30%	0.24%
Strategic Factor Allocation	0.75%	0.68%	0.64%	0.62%	0.74%	0.62%
Strategic Volatility Premium	0.50%	0.45%	0.43%	0.42%	0.50%	0.27%
Tactical Tilt Overlay	0.75%	0.68%	0.64%	0.62%	0.71%	0.62	%(a)

*	GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests through at least December 29, 2022. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement (as defined below) after waivers.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.40%

as an annual percentage rate of the Strategic Volatility Premium Fund’s average daily net assets. This arrangement will remain in effect at least through December 29, 2022.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”). The Global Managed Beta Fund invests in each of the Goldman Sachs ActiveBeta Emerging Markets Equity ETF, Goldman Sachs MarketBeta International Equity ETF and the Goldman Sachs MarketBeta US Equity ETF, and the Tactical Tilt Overlay Fund invests in each of the Goldman Sachs Energy Infrastructure Fund, Goldman Sachs High Yield Floating Rate Fund and the Goldman Sachs MLP Energy Infrastructure Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Funds invest, except those management fees it earns from the Funds’ investment of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended August 31, 2022, GSAM waived $1,141,474, $2,798,642, $627,681 and $2,798,790 of the Global Managed Beta, Strategic Factor Allocation, Strategic Volatility Premium and Tactical Tilt Overlay Funds’ management fees, respectively.

GSAM also provides management services to the Tactical Tilt Overlay Fund’s Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Tactical Tilt Overlay Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended August 31, 2022, GSAM waived $3,358,004 of the Tactical Tilt Overlay Fund’s management fee.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.04% of the average daily net assets of Institutional Shares for the Tactical Tilt Overlay Fund, Strategic Factor Allocation Fund and Strategic Volatility Premium Fund, 0.02% of the average daily net assets of Institutional Shares for the Global Managed Beta Fund and 0.03% of the average daily net assets of Class R6 Shares and Class P Shares for the Tactical Tilt Overlay Fund and Strategic Factor Allocation Fund and 0.03% of the average daily net assets of Class P Shares for the Strategic Volatility Premium Fund.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Funds. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Global Managed Beta, Strategic Factor Allocation, Strategic Volatility Premium and Tactical Tilt Overlay Funds are 0.204%, 0.164%, 0.064% and 0.164%, respectively. These Other Expense limitations will remain in place through at least December 29, 2022 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds expenses and are received irrespective of the application of the “Other

Expense” limitations described above.

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Notes to Financial Statements (continued)

August 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Global Managed Beta	$1,141,474	$—	$1,141,474
Strategic Factor Allocation	2,798,642	—	2,798,642
Strategic Volatility Premium	1,118,615	48,687	1,167,302
Tactical Tilt Overlay	6,156,794	71,330	6,228,124

D.  Line of Credit Facility — As of August 31, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

E.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2022, Goldman Sachs earned $110,561, in brokerage commissions from fund transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Tactical Tilt Overlay Fund.

As of August 31, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Funds:

Fund	Institutional	Class R6
Strategic Factor Allocation	—%	100%
Strategic Volatility Premium	16	—

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in the Underlying Funds for the fiscal year ended August 31, 2022:

Global Managed Beta
Underlying Funds	Beginning Value as of August 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Ending Value as of August 31, 2022	Shares as of August 31, 2022	Dividend Income
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$29,364,048	$—	$—	$—	$(7,595,961)	$21,768,087	749,848	$1,116,659
Goldman Sachs Financial Square Government Fund — Institutional Shares	191,755,643	1,440,211,481	(1,456,033,068)	—	—	175,934,056	175,934,056	786,577
Goldman Sachs MarketBeta International Equity ETF	316,708,078	42,320,285	(67,174,998)	(9,942,078)	(67,420,376)	214,490,911	4,838,079	10,236,132
Goldman Sachs MarketBeta US Equity ETF	325,682,063	91,618,915	(75,275,211)	(2,151,360)	(47,369,312)	292,505,095	5,419,772	3,975,823

Total	$863,509,832	$1,574,150,681	$(1,598,483,277)	$(12,093,438)	$(122,385,649)	$704,698,149		$16,115,191

Strategic Factor Allocation
Underlying Funds	Beginning Value as of August 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2022	Shares as of August 31, 2022	Dividend Income

Goldman Sachs Financial Square Government Fund — Institutional Shares	$1,729,160,031	$5,749,227,127	$(5,913,754,544)	$1,564,632,614	1,564,632,614	$8,167,282

Strategic Volatility Premium
Underlying Funds	Beginning Value as of August 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2022	Shares as of August 31, 2022	Dividend Income

Goldman Sachs Financial Square Government Fund — Institutional Shares	$368,029,368	$1,230,828,291	$(1,255,070,457)	$343,787,202	343,787,202	$2,016,756

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Notes to Financial Statements (continued)

August 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Tactical Tilt Overlay
Underlying Funds	Beginning Value as of August 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Ending Value as of August 31, 2022	Shares as of August 31, 2022	Dividend Income	Capital Gains Distribution
Goldman Sachs Financial Square Government Fund — Institutional Shares	$1,850,734,808	$3,702,225,168	$(3,634,379,049)	$—	$—	$1,918,580,927	1,918,580,927	$8,612,760	$—
Goldman Sachs High Yield Floating Rate Fund — Class R6	104,904,518	149,657,934	(132,520,195)	(8,493,591)	(3,910,454)	109,638,212	12,277,515	7,259,342	—
Goldman Sachs MLP Energy Infrastructure Fund — Class R6 Shares	19,074,456	1,015,789	(24,629,225)	13,215,345	(8,676,365)	—	—	1,015,789	—
Goldman Sachs Energy Infrastructure Fund — Class R6	76,333,727	6,656,077	(26,591,909)	10,823,340	5,222,687	72,443,922	6,514,741	3,289,925	3,366,151

Total	$2,051,047,509	$3,859,554,968	$(3,818,120,378)	$15,545,094	$(7,364,132)	$2,100,663,061		$20,177,816	$3,366,151

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2022, were as follows:

Fund	Government Purchases	Non-Government Purchases	Sales and Maturities
Global Managed Beta	$—	$448,090,937	$669,731,644
Tactical Tilt Overlay	129,773,679	466,539,189	395,104,541

For the fiscal year ended August 31, 2022, there were no purchases and proceeds from sales and maturities of long-term securities for the Strategic Factor Allocation and Strategic Volatility Premium Funds.

7. SECURITIES LENDING

The Global Managed Beta Fund and Tactical Tilt Overlay Fund may lend their securities through a securities lending agent, the

Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to

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7. SECURITIES LENDING (continued)

withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement and/or Consolidated Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2022, are disclosed as “Payable upon return of securities loaned” on the Statement and Consolidated Statement of Assets and Liabilities, where applicable.

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Fund’s for the fiscal year ended August 31, 2022, are reported under Investment Income on the Statement and Consolidated Statement of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2022.

Fund	Beginning Value as of August 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of August 31, 2022
Global Managed Beta	$961,050	$1,644,936,774	$(1,575,151,148)	$70,746,676
Tactical Tilt Overlay	5,522,825	968,410,175	(924,307,303)	49,625,697

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2022 was as follows:

	Global Managed Beta	Strategic Factor Allocation	Strategic Volatility Premium	Tactical Tilt Overlay
Distribution paid from:
Ordinary income	$120,695,128	$114,127,787	$563,374	$95,007,053
Net long-term capital gains	63,497,092	189,324,416	1,212,154	—
Total taxable distributions	$184,192,220	$303,452,203	$1,775,528	$95,007,053

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Notes to Financial Statements (continued)

August 31, 2022

8. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2021 was as follows:

	Global Managed Beta	Strategic Factor Allocation	Strategic Volatility Premium	Tactical Tilt Overlay
Distribution paid from:
Ordinary income	$51,809,640	$39,852,191	$—	$155,010,834
Net long-term capital gains	29,204,538	86,395,097	—	—
Total taxable distributions	$81,014,178	$126,247,288	$—	$155,010,834

As of August 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	Global Managed Beta	Strategic Factor Allocation	Strategic Volatility Premium	Tactical Tilt Overlay
Undistributed ordinary income — net	$76,374,772	$29,322,457	$279,747	$27,773,121
Undistributed long-term capital gains	—	—	—	—
Total undistributed earnings	$76,374,772	$29,322,457	$279,747	$27,773,121
Capital loss carryforwards(1):
Perpetual Long-Term	—	—	$(1,086,895)	(37,626,675)
Perpetual Short-Term	—	—	(724,596)	(142,071,293)
Total capital loss carryforwards	$—	$—	$(1,811,491)	$(179,697,968)
Timing differences (Post October Capital Loss Deferral/Late Year Ordinary Loss Deferral and Straddle Loss Deferral)	$(77,001,603)	$(197,885,271)	$(18,686,499)	$(52,562,395)
Unrealized gains (losses) — net	214,457,142	17	—	113,630,418
Total accumulated earnings (losses) net	$213,830,311	$(168,562,797)	$(20,218,243)	$(90,856,824)

(1)	The Tactical Tilt Overlay Fund utilized $46,906,450 of capital losses in the current fiscal year.

As of August 31, 2022, the Funds aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Global Managed Beta	Strategic Factor Allocation	Strategic Volatility Premium	Tactical Tilt Overlay
Tax Cost	$1,462,029,479	$1,562,122,084	$342,929,005	$4,495,505,745
Gross unrealized gain	255,237,108	17	—	231,805,447
Gross unrealized loss	(40,779,966)	—	—	(118,175,029)
Net unrealized gains (losses)	$214,457,142	$17	$—	$113,630,418

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on regulated options contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of swap transactions, partnership investments, and passive foreign investment company investments.

The Strategic Volatility Premium Fund reclassed $59,271 from paid in capital to distributable earnings for the year ending August 31, 2022. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from certain non-deductible expenses.

The Tactical Tilt Overlay Fund reclassed $6,761,266 from paid in capital to distributable earnings for the year ending August 31, 2022. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Tactical Tilt Overlay Fund and result primarily from eliminating entries related to the Subsidiary.

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8. TAX INFORMATION (continued)

GSAM has reviewed each Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in each Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Credit/Default Risk — An issuer or guarantor of a security held by a Fund or a bank or other financial institution that has entered into a repurchase agreement with a Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair a Fund’s liquidity and cause significant deterioration in NAV.

Derivatives Risk — A Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — Each Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate, London Interbank Offered Rate (“LIBOR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property,

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Notes to Financial Statements (continued)

August 31, 2022

9. OTHER RISKS (continued)

trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — Each Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by a Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, a Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/ or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. The Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by a Fund. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, each Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by a Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including, but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Investments in the Underlying Funds Risk — The investments of a Fund may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Act or exemptive relief or regulations thereunder. A Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Fund is subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets

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9. OTHER RISKS (continued)

allocated to each. If a Fund has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund or an Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To the extent a Fund engages in cash redemptions, then liquidity risk may also refer to the risk that a Fund or an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund or an Underlying Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund or an Underlying Fund are forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s or an Underlying Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s or an Underlying Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s or an Underlying Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), a Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then a Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that a Fund uses the proceeds it receives

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Notes to Financial Statements (continued)

August 31, 2022

9. OTHER RISKS (continued)

from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of a Fund to the markets and therefore could magnify changes to a Fund’s NAV.

Tax Risk — The Tactical Tilt Overlay Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Tactical Tilt Overlay Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. The IRS recently issued final regulations that, would generally treat the Tactical Tilt Overlay Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Tactical Tilt Overlay Fund’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Tactical Tilt Overlay Fund has limited its investments in commodity index-linked structured notes. The Tactical Tilt Overlay Fund has obtained an opinion of counsel that the Fund’s income from investments in the Subsidiary should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Tactical Tilt Overlay Fund’s income from such investments was not “qualifying income,” in which case the Tactical Tilt Overlay Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Tactical Tilt Overlay Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Tactical Tilt Overlay Fund shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements and Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS ALLOCATION FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Global Managed Beta Fund

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	38,515,995	$538,309,195	54,237,188	$821,037,700
Reinvestment of distributions	11,856,265	184,192,220	5,764,208	81,014,178
Shares redeemed	(56,511,209)	(827,610,016)	(44,743,393)	(666,596,798)

NET INCREASE (DECREASE)	(6,138,949)	$(105,108,601)	15,258,003	$235,455,080

	Strategic Factor Allocation Fund

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	1,000,972	$11,079,050	187,646	$2,253,911
Reinvestment of distributions	42,401	485,488	31,128	353,924
Shares redeemed	(168,005)	(1,840,322)	(159,843)	(1,888,077)
	875,368	9,724,216	58,931	719,758
Class R6 Shares
Reinvestment of distributions	149	1,686	80	899
	149	1,686	80	899
Class P Shares
Shares sold	45,788,073	516,512,005	64,661,223	760,927,034
Reinvestment of distributions	26,787,359	302,965,029	11,190,441	125,892,465
Shares redeemed	(56,643,865)	(625,312,339)	(26,073,017)	(307,325,222)
	15,931,567	194,164,695	49,778,647	579,494,277

NET INCREASE	16,807,084	$203,890,597	49,837,658	$580,214,934

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GOLDMAN SACHS ALLOCATION FUNDS

Notes to Financial Statements (continued)

August 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	GS Strategic Volatility Premium Fund

	For the Fiscal Year Ended August 31, 2022		For the Period Ended August 31, 2021(a)

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	18,657	$186,077	34,622	$347,110
Reinvestment of distributions	136	1,365	—	—
Shares redeemed	(21,718)	(217,081)	(1)	(10)
	(2,925)	(29,639)	34,621	347,100
Class P Shares
Shares sold	41,107,256	405,145,397	42,669,960	429,000,416
Reinvestment of distributions	176,886	1,774,163	—	—
Shares redeemed	(30,146,098)	(295,691,396)	(814,504)	(8,183,244)
	11,138,044	111,228,164	41,855,456	420,817,172

NET INCREASE	11,135,119	$111,198,525	41,890,077	$421,164,272

(a)	Commenced operations on March 29, 2021.

	Tactical Tilt Overlay Fund

	For the Fiscal Year Ended August 31, 2022		For the Fiscal Year Ended August 31, 2021

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	1,782,056	$18,966,440	550,145	$5,746,917
Reinvestment of distributions	21,277	225,531	8,823	88,055
Shares redeemed	(320,989)	(3,385,774)	(151,058)	(1,550,598)
	1,482,344	15,806,197	407,910	4,284,374
Class R6 Shares
Shares sold	20,556,236	212,873,814	28,297,761	284,154,037
Reinvestment of distributions	2,340,151	24,009,953	4,276,594	41,354,663
Shares redeemed	(68,573,658)	(707,568,184)	(4,820,051)	(48,576,023)
	(45,677,271)	(470,684,417)	27,754,304	276,932,677
Class P Shares
Shares sold	128,768,013	1,327,422,264	89,171,451	903,881,851
Reinvestment of distributions	6,897,814	70,771,569	11,744,376	113,568,116
Shares redeemed	(41,268,081)	(421,973,975)	(37,989,658)	(381,821,832)
	94,397,746	976,219,858	62,926,169	635,628,135

NET INCREASE	50,202,819	$521,341,638	91,088,383	$916,845,186

96

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Global Managed Beta Fund, Goldman Sachs Strategic Factor Allocation Fund, Goldman Sachs Strategic Volatility Premium Fund, and Goldman Sachs Tactical Tilt Overlay Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (four of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statements of changes in net assets	Financial highlights
Goldman Sachs Global Managed Beta Fund, Goldman Sachs Strategic Factor Allocation Fund, and Goldman Sachs Tactical Tilt Overlay Fund	For the year ended August 31, 2022	For the two years ended August 31, 2022	For each of the periods indicated therein
Goldman Sachs Strategic Volatility Premium Fund	For the year ended August 31, 2022	For the year ended August 31, 2022 and for the period March 29, 2021 (commencement of operations) through August 31, 2021

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS ALLOCATION FUNDS

Fund Expenses — Six Month Period Ended August 31, 2022 (Unaudited)

As a shareholder of Institutional, Class R6 and Class P Shares of the Fund you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional, Class R6 and Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2022, through August 31, 2022, which represents a period of 184 days in a 365-day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Managed Beta Fund				Strategic Factor Allocation Fund				Strategic Volatility Premium Fund				Tactical Tilt Overlay Fund
Share Class	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/22*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Expenses Paid for the 6 months ended 8/31/22*	Beginning Account Value 3/1/22	Ending Account Value 8/31/21		Expenses Paid for the 6 months ended 8/31/22*	Beginning Account Value 3/1/22	Ending Account Value 8/31/22		Ending Account Value 8/31/22
Institutional
Actual	$1,000.00	$895.50		$1.43	$1,000.00	$938.30		$3.37	$1,000.00	$966.90		$1.88	$1,000.00	$988.70		$3.41
Hypothetical 5% return	1,000.00	1,023.69	+	1.53	1,000.00	1,021.73	+	3.52	1,000.00	1,023.29	+	1.94	1,000.00	1,021.78	+	3.47
Class R6
Actual	—	—		—	1,000.00	939.40		3.23	—	—		—	1,000.00	988.30		3.36
Hypothetical 5% return	—	—		—	1,000.00	1,021.88	+	3.36	—	—		—	1,000.00	1,021.83	+	3.41
Class P
Actual	—	—		—	1,000.00	938.40		3.32	1,000.00	966.90		1.83	1,000.00	988.30		3.36
Hypothetical 5% return	—	—		—	1,000.00	1,021.78	+	3.47	1,000.00	1,023.34	+	1.89	1,000.00	1,021.83	+	3.41

*	Expenses are calculated using each Fund’s annualized net expense ratio (excluding proxy fees) for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional	Class R6	Class P
Global Managed Beta	0.30%	—%	—%
Strategic Factor Allocation	0.69	0.66	0.68
Strategic Volatility Premium	0.38	—	0.37
Tactical Tilt Overlay	0.68	0.67	0.67

+	Hypothetical expenses are based on Fund’s actual annualized net expense ratios (excluding proxy fees) and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS ALLOCATION FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Managed Beta Fund, Goldman Sachs Strategic Factor Allocation Fund, Goldman Sachs Strategic Volatility Premium Fund and Goldman Sachs Tactical Tilt Overlay Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund and the underlying funds in which the Tactical Tilt Overlay Fund invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund and the Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund and the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time (except for the Strategic Volatility Premium Fund, which commenced operations on March 29, 2021); and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

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GOLDMAN SACHS ALLOCATION FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Fund and/or the Underlying Funds for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund and/or the Underlying Funds as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and/or the Underlying Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution, as applicable;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds, the Underlying Funds, and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds, the Underlying Funds, and the Investment Adviser and its affiliates.

100

GOLDMAN SACHS ALLOCATION FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds and the Underlying Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2021, and (in the case of the Strategic Volatility Premium Fund) updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2022. The information on each Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ and the Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. For the Strategic Factor Allocation Fund and Strategic Volatility Premium Fund, they noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees observed that the Global Managed Beta Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods, and in the third quartile for the one-year period ended December 31, 2021, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one-year period ended March 31, 2022. The Trustees considered that the Strategic Factor Allocation Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods ended December 31, 2021, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three- and five-year periods ended March 31, 2022. The Trustees noted that the Strategic Volatility Premium Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group for the one-year period, and had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2022. The Trustees observed that the Tactical Tilt Overlay Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group for the one-, three-, and five-year periods ended December 31, 2021, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2022. They also noted that the Tactical Tilt Overlay Fund had experienced a benchmark index change in 2021.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and (in the case of the Strategic Factor Allocation Fund, Strategic Volatility Premium Fund, and Tactical Tilt Overlay Fund) breakpoints, to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations with respect to the Funds and the Underlying Funds. With respect to the Tactical Tilt Overlay Fund, the Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to the Fund’s wholly-owned subsidiary. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

101

GOLDMAN SACHS ALLOCATION FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2021 and 2020 (2021 only for the Strategic Volatility Premium Fund), and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. For the Strategic Factor Allocation Fund, Strategic Volatility Premium Fund and Tactical Tilt Overlay Fund, the Trustees also considered the breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of each Fund:

	Strategic Factor Allocation Fund	Strategic Volatility Premium Fund	Tactical Tilt Overlay Fund

First $2 billion	0.75%	0.50%	0.75%

Next $3 billion	0.68	0.45	0.68

Next $3 billion	0.64	0.43	0.64

Over $8 billion	0.62	0.42	0.62

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints for the Strategic Factor Allocation Fund, Strategic Volatility Premium Fund and Tactical Tilt Overlay Fund represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. Upon reviewing these materials at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Tactical Tilt Overlay Fund, which had asset levels above at least the first breakpoint during the prior fiscal year. The Trustees also considered the services provided to the Tactical Tilt Overlay Fund under the Management Agreement and the fees and expenses borne by the Underlying Funds and considered the Investment Adviser’s finding that the management fees payable by the Fund were not duplicative of the management fees paid at the Underlying Fund level.

With respect to Global Managed Beta Fund, the Trustees noted that the Fund does not have management fee breakpoints. They considered the asset levels in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds and certain Underlying Funds; (c) in the case of the Global Managed Beta Fund and Tactical

102

GOLDMAN SACHS ALLOCATION FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Tilt Overlay Fund, research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds and certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds or Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) in the case of the Tactical Tilt Overlay Fund and Global Managed Beta Fund, fees earned by the Investment Adviser for managing the fund in which each Fund’s and certain Underlying Funds’ securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds and the Underlying Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Funds’ and the Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds and/or the Underlying Funds (as applicable) receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds and/or the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds and the Underlying Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ and the Underlying Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2023.

103

GOLDMAN SACHS ALLOCATION FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017- Present); Director of MoneyLion Inc. (an operator of a data-driven, digital financial platform) (2021- Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 65	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021-Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 73	Trustee	Since 2007

Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Director of 1735 NY Investments, LLC (oversees an investment fund that supports the mission of the American Institute of Architects) (2022-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	None

104

GOLDMAN SACHS ALLOCATION FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

				103	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Paul C. Wirth Age: 64	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officerand Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

105

GOLDMAN SACHS ALLOCATION FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 59	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2022.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2022, Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

106

GOLDMAN SACHS ALLOCATION FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 59	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Allocation Funds — Tax Information (Unaudited)

For the year ended August 31, 2022, 10.41% and 8.94% of the dividends paid from net investment company taxable income by the Global Managed Beta and Tactical Tilt Overlay Funds qualify for the dividends received deduction available to corporations.

From distributions paid during the fiscal year ended August 31, 2022, the total amount of income received by the Global Managed Beta Fund from sources within foreign countries and possessions of the United States was $0.1877 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Global Managed Beta Fund was 21.38%. The total amount of taxes paid by the Global Managed Beta Fund to such countries was $0.0136.

For the year ended August 31, 2022, the Global Managed Beta and Tactical Tilt Overlay Funds designate 24.57% and 12.65%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Global Managed Beta, Strategic Factor Allocation, and Strategic Volatility Premium Funds designate $63,497,092, $189,324,416, and $1,212,154, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2022.

During the year ended August 31, 2022, the Global Managed Beta, Strategic Factor Allocation, and Strategic Volatility Premium Funds designate $76,863,775, $114,127,787, and $559,438 respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

107

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.27 trillion in assets under supervision as of June 30, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[4]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[5]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]Effective	after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Gregory G. Weaver Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of August 31, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2022 Goldman Sachs. All rights reserved. 295267-OTU-10/2022 ALLOCATEAR-22

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2022	2021	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	3,874,745	$3,038,544	Financial Statement audits.

Audit-Related Fees:

• PwC	438,000	$571,408	Other attest services.

Tax Fees:

• PwC	0	$0	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns and certain other tax-related services.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2022	2021	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,906,448	$1,906,448	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates 438,000 listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-0114.4 (c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2022 and August 31, 2021 were approximately $438,000 and $571,408, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2021 and December 31, 2020 were approximately $14.4 million and $14.5 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2021 and 2020 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 26, 2022.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 3, 2022

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	November 3, 2022